UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Richard M. Goldman Rydex Variable Trust 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

DOMESTIC EQUITY FUNDS

NOVA FUND

INVERSE S&P 500 STRATEGY FUND

NASDAQ-100® FUND

INVERSE NASDAQ-100® STRATEGY FUND

S&P 500 2x STRATEGY FUND

NASDAQ-100® 2x STRATEGY FUND

MID-CAP 1.5x STRATEGY FUND

INVERSE MID-CAP STRATEGY FUND

RUSSELL 2000® 2x STRATEGY FUND

RUSSELL 2000® 1.5x STRATEGY FUND

INVERSE RUSSELL 2000® STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE DOW 2x STRATEGY FUND

S&P 500 PURE GROWTH FUND

S&P 500 PURE VALUE FUND

S&P MIDCAP 400 PURE GROWTH FUND

S&P MIDCAP 400 PURE VALUE FUND

S&P SMALLCAP 600 PURE GROWTH FUND

S&P SMALLCAP 600 PURE VALUE FUND

INTERNATIONAL EQUITY FUNDS

EUROPE 1.25x STRATEGY FUND

JAPAN 2x STRATEGY FUND

SPECIALTY FUNDS

STRENGTHENING DOLLAR 2x STRATEGY FUND

WEAKENING DOLLAR 2x STRATEGY FUND

REAL ESTATE FUND

FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT   |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2  |  THE RYDEX FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum

President and Chief Investment Officer

*	Indices are defined as follows:

S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Barclays Capital Long U.S. Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC (d.b.a., Security Global Investors and Rydex Investments), the investment advisor to the referenced fund(s). Rydex Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE RYDEX FUNDS ANNUAL REPORT   |  3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4  |  THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

December 31, 2011

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6 ), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT   |  5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.57%	(8.26)%	$1,000.00	$917.40	$7.59
Inverse S&P 500 Strategy Fund	1.72%	(1.87)%	1,000.00	981.30	8.59
NASDAQ-100® Fund	1.60%	(2.18)%	1,000.00	978.20	7.98
Inverse NASDAQ-100® Strategy Fund	1.75%	(3.72)%	1,000.00	962.80	8.66
S&P 500 2x Strategy Fund	1.72%	(12.83)%	1,000.00	871.70	8.11
NASDAQ-100® 2x Strategy Fund	1.75%	(8.15)%	1,000.00	918.50	8.46
Mid-Cap 1.5x Strategy Fund	1.72%	(16.89)%	1,000.00	831.10	7.94
Inverse Mid-Cap Strategy Fund	1.72%	2.04%	1,000.00	1,020.40	8.76
Russell 2000® 2x Strategy Fund	1.82%	(27.01)%	1,000.00	729.90	7.94
Russell 2000® 1.5x Strategy Fund	1.81%	(18.67)%	1,000.00	813.30	8.27
Inverse Russell 2000® Strategy Fund	1.83%	0.05%	1,000.00	1,000.50	9.23
Dow 2x Strategy Fund	1.75%	(5.59)%	1,000.00	944.10	8.58
Inverse Dow 2x Strategy Fund	1.74%	(11.09)%	1,000.00	889.10	8.29
S&P 500 Pure Growth Fund	1.57%	(9.51)%	1,000.00	904.90	7.54
S&P 500 Pure Value Fund	1.57%	(11.19)%	1,000.00	888.10	7.47
S&P MidCap 400 Pure Growth Fund	1.57%	(11.58)%	1,000.00	884.20	7.46
S&P MidCap 400 Pure Value Fund	1.57%	(9.72)%	1,000.00	902.80	7.53
S&P SmallCap 600 Pure Growth Fund	1.57%	(5.96)%	1,000.00	940.40	7.68
S&P SmallCap 600 Pure Value Fund	1.57%	(9.32)%	1,000.00	906.80	7.55
Europe 1.25x Strategy Fund	1.74%	(23.74)%	1,000.00	762.60	7.73
Japan 2x Strategy Fund	1.56%	(23.19)%	1,000.00	768.10	6.95
Strengthening Dollar 2x Strategy Fund	1.75%	11.33%	1,000.00	1,113.30	9.32
Weakening Dollar 2x Strategy Fund	1.74%	(14.25)%	1,000.00	857.50	8.15
Real Estate Fund	1.66%	(6.39)%	1,000.00	936.10	8.10
Government Long Bond 1.2x Strategy Fund	1.27%	40.28%	1,000.00	1,402.80	7.69
Inverse Government Long Bond Strategy Fund	4.34%	(28.21)%	1,000.00	717.90	18.79
U.S. Government Money Market Fund	0.07%	0.00%	1,000.00	1,000.00	0.35

6  |  THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.57%	5.00%	$1,000.00	$1,017.29	$7.98
Inverse S&P 500 Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
NASDAQ-100® Fund	1.60%	5.00%	1,000.00	1,017.14	8.13
Inverse NASDAQ-100® Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
S&P 500 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
NASDAQ-100® 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Mid-Cap 1.5x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Inverse Mid-Cap Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Russell 2000® 2x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Russell 2000® 1.5x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Inverse Russell 2000® Strategy Fund	1.83%	5.00%	1,000.00	1,015.98	9.30
Dow 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Inverse Dow 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
S&P 500 Pure Growth Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P 500 Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P MidCap 400 Pure Growth Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P MidCap 400 Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P SmallCap 600 Pure Growth Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P SmallCap 600 Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
Europe 1.25x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Japan 2x Strategy Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Strengthening Dollar 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Weakening Dollar 2x Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84
Real Estate Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Government Long Bond 1.2x Strategy Fund	1.27%	5.00%	1,000.00	1,018.80	6.46
Inverse Government Long Bond Strategy Fund	4.34%	5.00%	1,000.00	1,003.33	21.91
U.S. Government Money Market Fund	0.07%	5.00%	1,000.00	1,024.85	0.36

[1]

This ratio represents annualized Total Expenses, which include interest and dividend expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 2.63% lower.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE RYDEX FUNDS ANNUAL REPORT   |  7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned -1.17%, while the S&P 500 Index gained 2.11% over the same time period.

Sectors contributing most to performance of the index were Consumer Staples, Health Care and Utilities. Financials was the largest detractor from performance, followed by Materials and Industrials.

Apple, Inc., Exxon Mobile Corp. and International Business Machines Corp. contributed the most performance to the index for 2011. Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	2.5%
Apple, Inc.	2.3%
International Business Machines Corp.	1.3%
Chevron Corp.	1.3%
Microsoft Corp.	1.2%
General Electric Co.	1.1%
Procter & Gamble Co.	1.1%
AT&T, Inc.	1.1%
Johnson & Johnson	1.1%
Pfizer, Inc.	1.0%

Top Ten Total	14.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

NOVA FUND

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Nova Fund	-1.17%	-5.85%	-0.61%
S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns	do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  9

SCHEDULE OF INVESTMENTS	December 31, 2011

NOVA FUND

	SHARES	VALUE
COMMON STOCKS† - 69.2%
INFORMATION TECHNOLOGY - 13.2%
Apple, Inc.*	1,250	$506,250
International Business Machines Corp.	1,591	292,553
Microsoft Corp.	10,078	261,625
Google, Inc. — Class A*	338	218,314
Intel Corp.	6,856	166,258
Oracle Corp.	5,292	135,740
Cisco Systems, Inc.	7,234	130,791
QUALCOMM, Inc.	2,262	123,731
Visa, Inc. — Class A	683	69,345
Hewlett-Packard Co.	2,680	69,037
EMC Corp.*	2,748	59,192
Mastercard, Inc. — Class A	142	52,940
eBay, Inc.*	1,540	46,708
Accenture plc — Class A	860	45,778
Texas Instruments, Inc.	1,532	44,597
Automatic Data Processing, Inc.	658	35,539
Dell, Inc.*	2,060	30,138
Corning, Inc.	2,119	27,505
Yahoo!, Inc.*	1,668	26,905
Cognizant Technology Solutions Corp. — Class A*	406	26,110
Intuit, Inc.	403	21,194
Broadcom Corp. — Class A*	652	19,143
Salesforce.com, Inc.*	188	19,074
Adobe Systems, Inc.*	664	18,771
Applied Materials, Inc.	1,752	18,764
Motorola Solutions, Inc.	391	18,099
TE Connectivity Ltd.	571	17,592
NetApp, Inc.*	480	17,410
Altera Corp.	429	15,916
SanDisk Corp.*	320	15,747
Symantec Corp.*	991	15,509
Citrix Systems, Inc.*	251	15,241
Western Union Co.	833	15,211
Xerox Corp.	1,868	14,869
Juniper Networks, Inc.*	712	14,532
Analog Devices, Inc.	399	14,276
Motorola Mobility Holdings, Inc.*	351	13,619
Paychex, Inc.	430	12,947
NVIDIA Corp.*	830	11,504
Fiserv, Inc.*	193	11,337
Xilinx, Inc.	352	11,285
F5 Networks, Inc.*	106	11,249
Teradata Corp.*	229	11,109
Red Hat, Inc.*	260	10,735
KLA-Tencor Corp.	221	10,663
CA, Inc.	502	10,148
Amphenol Corp. — Class A	220	9,986
Western Digital Corp.*	314	9,718
Microchip Technology, Inc.	256	9,377
Autodesk, Inc.*	307	9,311
Electronic Arts, Inc.*	450	9,270
Linear Technology Corp.	305	9,159
Fidelity National Information Services, Inc.	324	8,615
Micron Technology, Inc.*	1,334	8,391
Akamai Technologies, Inc.*	245	7,909
BMC Software, Inc.*	235	7,703
VeriSign, Inc.	213	7,608
Harris Corp.	156	5,622
FLIR Systems, Inc.	218	5,465
Computer Sciences Corp.	209	4,953
Jabil Circuit, Inc.	248	4,876
LSI Corp.*	763	4,540
SAIC, Inc.*	369	4,535
Molex, Inc.	188	4,486
Advanced Micro Devices, Inc.*	789	4,261
Total System Services, Inc.	215	4,205
Novellus Systems, Inc.*	92	3,799
Teradyne, Inc.*	250	3,407
Lexmark International, Inc. — Class A	98	3,241
JDS Uniphase Corp.*	309	3,226

Total Information Technology		2,908,663

FINANCIALS - 9.3%
Wells Fargo & Co.	7,105	195,814
Berkshire Hathaway, Inc. — Class B*	2,372	180,984
JPMorgan Chase & Co.	5,121	170,273
Citigroup, Inc.	3,931	103,425
Bank of America Corp.	13,642	75,850
U.S. Bancorp	2,563	69,329
American Express Co.	1,359	64,104
Goldman Sachs Group, Inc.	665	60,136
Simon Property Group, Inc.	399	51,447
MetLife, Inc.	1,420	44,276
PNC Financial Services Group, Inc.	706	40,715
Travelers Companies, Inc.	556	32,899
Bank of New York Mellon Corp.	1,638	32,613
ACE Ltd.	456	31,975
Prudential Financial, Inc.	633	31,726
Morgan Stanley	1,992	30,139
Aflac, Inc.	629	27,211
State Street Corp.	665	26,806
Capital One Financial Corp.	619	26,177
Public Storage	194	26,085
Chubb Corp.	372	25,750
BlackRock, Inc. — Class A	139	24,775
BB&T Corp.	938	23,609
Equity Residential	402	22,926
Marsh & McLennan Companies, Inc.	725	22,924
HCP, Inc.	546	22,621
CME Group, Inc. — Class A	92	22,418
Ventas, Inc.	390	21,501
Aon Corp.	431	20,171
Boston Properties, Inc.	198	19,721

10 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	December 31, 2011

NOVA FUND

	SHARES	VALUE
T. Rowe Price Group, Inc.	344	$19,591
Vornado Realty Trust	247	18,984
Franklin Resources, Inc.	197	18,924
Allstate Corp.	679	18,611
Discover Financial Services	741	17,784
ProLogis, Inc.	618	17,669
AvalonBay Communities, Inc.	130	16,978
Charles Schwab Corp.	1,450	16,327
Progressive Corp.	830	16,193
Fifth Third Bancorp	1,240	15,773
Loews Corp.	412	15,512
Ameriprise Financial, Inc.	306	15,190
Health Care REIT, Inc.	260	14,178
Host Hotels & Resorts, Inc.	949	14,017
American International Group, Inc.*	589	13,665
Weyerhaeuser Co.	722	13,480
M&T Bank Corp.	167	12,749
SunTrust Banks, Inc.	720	12,744
Northern Trust Corp.	320	12,691
Invesco Ltd.	608	12,215
IntercontinentalExchange, Inc.*	99	11,934
Principal Financial Group, Inc.	412	10,135
KeyCorp	1,290	9,920
Hartford Financial Services Group, Inc.	600	9,750
SLM Corp.	683	9,152
NYSE Euronext	350	9,135
Kimco Realty Corp.	549	8,916
Moody’s Corp.	262	8,824
XL Group plc — Class A	428	8,462
Unum Group	398	8,386
Lincoln National Corp.	408	7,923
Plum Creek Timber Company, Inc.	215	7,860
Regions Financial Corp.	1,693	7,280
Comerica, Inc.	266	6,863
CBRE Group, Inc. — Class A*	442	6,727
Cincinnati Financial Corp.	216	6,579
Huntington Bancshares, Inc.	1,162	6,379
People’s United Financial, Inc.	482	6,194
Torchmark Corp.	141	6,118
Leucadia National Corp.	265	6,026
Assurant, Inc.	120	4,927
Hudson City Bancorp, Inc.	708	4,425
Genworth Financial, Inc. — Class A*	659	4,316
NASDAQ OMX Group, Inc.*	176	4,314
Zions Bancorporation	246	4,005
Legg Mason, Inc.	165	3,968
Apartment Investment & Management Co. — Class A	160	3,666
First Horizon National Corp.	350	2,800
E*Trade Financial Corp.*	339	2,698
Federated Investors, Inc. — Class B	129	1,954

Total Financials		2,061,311

ENERGY - 8.5%
Exxon Mobil Corp.	6,451	546,787
Chevron Corp.	2,681	285,258
ConocoPhillips	1,793	130,656
Schlumberger Ltd.	1,809	123,573
Occidental Petroleum Corp.	1,089	102,039
Anadarko Petroleum Corp.	672	51,294
Apache Corp.	520	47,102
Halliburton Co.	1,237	42,689
National Oilwell Varco, Inc.	569	38,686
EOG Resources, Inc.	370	36,449
Devon Energy Corp.	539	33,418
Baker Hughes, Inc.	589	28,649
El Paso Corp.	1,042	27,686
Marathon Oil Corp.	945	27,660
Spectra Energy Corp.	872	26,814
Williams Companies, Inc.	798	26,350
Hess Corp.	404	22,947
Noble Energy, Inc.	240	22,654
Chesapeake Energy Corp.	890	19,838
FMC Technologies, Inc.*	319	16,661
Cameron International Corp.*	329	16,183
Valero Energy Corp.	759	15,977
Marathon Petroleum Corp.	475	15,813
Pioneer Natural Resources Co.	169	15,122
Murphy Oil Corp.	270	15,050
Southwestern Energy Co.*	468	14,948
Range Resources Corp.	219	13,565
Peabody Energy Corp.	369	12,218
Consol Energy, Inc.	310	11,377
Equities Corp.	201	11,013
Cabot Oil & Gas Corp.	144	10,930
Noble Corp.*	344	10,396
Helmerich & Payne, Inc.	146	8,521
Denbury Resources, Inc.*	539	8,139
QEP Resources, Inc.	240	7,032
Newfield Exploration Co.*	182	6,867
Nabors Industries Ltd.*	391	6,780
Alpha Natural Resources, Inc.*	299	6,109
Sunoco, Inc.	146	5,989
Diamond Offshore Drilling, Inc.	96	5,305
Rowan Companies, Inc.*	173	5,247
Tesoro Corp.*	195	4,555

Total Energy		1,884,346

HEALTH CARE - 8.2%
Johnson & Johnson	3,672	240,810
Pfizer, Inc.	10,347	223,909
Merck & Company, Inc.	4,112	155,022
Abbott Laboratories	2,102	118,195
Bristol-Myers Squibb Co.	2,282	80,418
UnitedHealth Group, Inc.	1,433	72,624
Amgen, Inc.	1,068	68,576
Eli Lilly & Co.	1,377	57,228
Medtronic, Inc.	1,426	54,544
Gilead Sciences, Inc.*	1,007	41,216

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

NOVA FUND

	SHARES	VALUE
Celgene Corp.*	603	$40,763
Baxter International, Inc.	760	37,605
Allergan, Inc.	407	35,710
Biogen Idec, Inc.*	324	35,656
WellPoint, Inc.	468	31,005
Express Scripts, Inc.*	666	29,764
Medco Health Solutions, Inc.*	532	29,739
Covidien plc	654	29,437
McKesson Corp.	327	25,477
Intuitive Surgical, Inc.*	52	24,077
Thermo Fisher Scientific, Inc.*	508	22,845
Becton Dickinson and Co.	294	21,968
Stryker Corp.	434	21,574
Aetna, Inc.	484	20,420
Humana, Inc.	218	19,099
Cardinal Health, Inc.	469	19,046
Agilent Technologies, Inc.*	469	16,382
Cigna Corp.	380	15,960
St. Jude Medical, Inc.	437	14,989
Zimmer Holdings, Inc.*	245	13,088
AmerisourceBergen Corp. — Class A	351	13,054
Perrigo Co.	130	12,649
Mylan, Inc.*	576	12,361
Quest Diagnostics, Inc.	210	12,193
Cerner Corp.*	198	12,127
Laboratory Corporation of America Holdings*	138	11,864
Forest Laboratories, Inc.*	360	10,894
Edwards Lifesciences Corp.*	154	10,888
Boston Scientific Corp.*	1,991	10,632
Watson Pharmaceuticals, Inc.*	174	10,499
CR Bard, Inc.	120	10,260
Varian Medical Systems, Inc.*	152	10,204
DaVita, Inc.*	132	10,007
Waters Corp.*	127	9,404
Life Technologies Corp.*	240	9,338
CareFusion Corp.*	300	7,623
Hospira, Inc.*	225	6,833
DENTSPLY International, Inc.	194	6,788
Coventry Health Care, Inc.*	197	5,983
Patterson Companies, Inc.	162	4,782
PerkinElmer, Inc.	153	3,060
Tenet Healthcare Corp.*	582	2,986

Total Health Care		1,821,575

CONSUMER STAPLES - 8.0%
Procter & Gamble Co.	3,711	247,561
Coca-Cola Co.	3,059	214,038
Philip Morris International, Inc.	2,338	183,486
Wal-Mart Stores, Inc.	2,351	140,496
PepsiCo, Inc.	2,100	139,335
Kraft Foods, Inc. — Class A	2,373	88,655
Altria Group, Inc.	2,770	82,130
CVS Caremark Corp.	1,745	71,161
Colgate-Palmolive Co.	654	60,423
Costco Wholesale Corp.	589	49,075
Walgreen Co.	1,197	39,573
Kimberly-Clark Corp.	530	38,987
General Mills, Inc.	872	35,238
Archer-Daniels-Midland Co.	896	25,626
HJ Heinz Co.	438	23,670
Sysco Corp.	797	23,376
Lorillard, Inc.	187	21,318
Kroger Co.	809	19,594
Reynolds American, Inc.	457	18,929
Mead Johnson Nutrition Co. — Class A	271	18,626
Kellogg Co.	339	17,143
Estee Lauder Companies, Inc. — Class A	151	16,960
Whole Foods Market, Inc.	221	15,377
Sara Lee Corp.	800	15,136
ConAgra Foods, Inc.	560	14,784
Hershey Co.	206	12,727
JM Smucker Co.	158	12,351
Clorox Co.	179	11,914
Dr Pepper Snapple Group, Inc.	293	11,568
Brown-Forman Corp. — Class B	140	11,271
Coca-Cola Enterprises, Inc.	419	10,802
Beam, Inc.	209	10,707
Avon Products, Inc.	578	10,098
Safeway, Inc.	460	9,678
Molson Coors Brewing Co. — Class B	211	9,187
McCormick & Company, Inc.	182	9,176
Tyson Foods, Inc. — Class A	396	8,173
Campbell Soup Co.	244	8,111
Hormel Foods Corp.	189	5,536
Constellation Brands, Inc. — Class A*	239	4,940
Dean Foods Co.*	248	2,778
SUPERVALU, Inc.	287	2,330

Total Consumer Staples		1,772,044

INDUSTRIALS - 7.4%
General Electric Co.	14,213	254,555
United Parcel Service, Inc. — Class B	1,299	95,074
United Technologies Corp.	1,224	89,462
Caterpillar, Inc.	874	79,184
3M Co.	942	76,990
Boeing Co.	1,007	73,863
Union Pacific Corp.	655	69,391
Honeywell International, Inc.	1,041	56,578
Emerson Electric Co.	990	46,124
Deere & Co.	559	43,239
Danaher Corp.	769	36,174
FedEx Corp.	430	35,909
Precision Castparts Corp.	206	33,947
Norfolk Southern Corp.	455	33,151
General Dynamics Corp.	477	31,678
Illinois Tool Works, Inc.	655	30,595

12 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

NOVA FUND

	SHARES	VALUE
CSX Corp.	1,411	$29,716
Tyco International Ltd.	625	29,194
Lockheed Martin Corp.	358	28,962
Cummins, Inc.	260	22,885
Raytheon Co.	466	22,545
Northrop Grumman Corp.	354	20,702
Goodrich Corp.	166	20,534
Waste Management, Inc.	620	20,280
Eaton Corp.	453	19,719
PACCAR, Inc.	479	17,948
Fastenal Co.	401	17,488
WW Grainger, Inc.	86	16,098
Parker Hannifin Corp.	204	15,555
Stanley Black & Decker, Inc.	229	15,480
CH Robinson Worldwide, Inc.	217	15,142
Dover Corp.	252	14,629
Rockwell Automation, Inc.	194	14,234
Ingersoll-Rand plc	419	12,767
Roper Industries, Inc.	140	12,162
Fluor Corp.	234	11,758
Expeditors International of Washington, Inc.	285	11,674
Republic Services, Inc. — Class A	422	11,626
Cooper Industries plc	212	11,480
Rockwell Collins, Inc.	205	11,351
Joy Global, Inc.	144	10,796
Stericycle, Inc.*	120	9,350
L-3 Communications Holdings, Inc.	139	9,269
Southwest Airlines Co.	1,046	8,954
Pall Corp.	155	8,858
Flowserve Corp.	80	7,946
Iron Mountain, Inc.	252	7,762
Jacobs Engineering Group, Inc.*	179	7,264
Textron, Inc.	378	6,989
Equifax, Inc.	170	6,586
Xylem, Inc.	251	6,448
Quanta Services, Inc.*	287	6,182
Robert Half International, Inc.	195	5,550
Dun & Bradstreet Corp.	70	5,238
Cintas Corp.	150	5,221
Masco Corp.	486	5,093
Pitney Bowes, Inc.	267	4,950
Snap-on, Inc.	83	4,201
Avery Dennison Corp.	144	4,130
Ryder System, Inc.	73	3,879
RR Donnelley & Sons Co.	262	3,781
First Solar, Inc.*	84	2,836

Total Industrials		1,651,126

CONSUMER DISCRETIONARY - 7.4%
McDonald’s Corp.	1,372	137,653
Walt Disney Co.	2,413	90,487
Home Depot, Inc.	2,076	87,275
Comcast Corp. — Class A	3,663	86,850
Amazon.com, Inc.*	490	84,819
Ford Motor Co.*	5,122	55,113
News Corp. — Class A	2,954	52,699
Time Warner, Inc.	1,348	48,717
NIKE, Inc. — Class B	503	48,474
Target Corp.	900	46,098
Starbucks Corp.	1,000	46,010
Lowe’s Companies, Inc.	1,683	42,715
DIRECTV — Class A*	947	40,494
Yum! Brands, Inc.	625	36,881
Viacom, Inc. — Class B	740	33,603
Priceline.com, Inc.*	70	32,740
TJX Companies, Inc.	507	32,727
Johnson Controls, Inc.	917	28,665
Time Warner Cable, Inc.	437	27,780
Coach, Inc.	397	24,233
CBS Corp. — Class B	881	23,910
Carnival Corp.	612	19,976
Bed Bath & Beyond, Inc.*	321	18,608
Macy’s, Inc.	566	18,214
McGraw-Hill Companies, Inc.	399	17,943
Kohl’s Corp.	346	17,075
Omnicom Group, Inc.	370	16,495
Chipotle Mexican Grill, Inc. — Class A*	44	14,861
Ross Stores, Inc.	310	14,734
Discovery Communications, Inc. — Class A*	357	14,626
VF Corp.	115	14,604
O’Reilly Automotive, Inc.*	170	13,591
Dollar Tree, Inc.*	160	13,298
Limited Brands, Inc.	327	13,194
Staples, Inc.	940	13,057
Starwood Hotels & Resorts Worldwide, Inc.	269	12,904
Genuine Parts Co.	209	12,791
Mattel, Inc.	457	12,686
Ralph Lauren Corp. — Class A	90	12,427
Harley-Davidson, Inc.	313	12,166
AutoZone, Inc.*	37	12,024
Wynn Resorts Ltd.	106	11,712
Tiffany & Co.	176	11,662
Nordstrom, Inc.	213	10,588
Marriott International, Inc. — Class A	361	10,530
BorgWarner, Inc.*	150	9,561
Best Buy Company, Inc.	399	9,325
CarMax, Inc.*	302	9,205
Family Dollar Stores, Inc.	158	9,110
The Gap, Inc.	472	8,756
Apollo Group, Inc. — Class A*	161	8,673
Darden Restaurants, Inc.	173	7,885
Wyndham Worldwide Corp.	206	7,793
International Game Technology	399	6,863

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

NOVA FUND

	SHARES	VALUE
JC Penney Company, Inc.	195	$6,854
H&R Block, Inc.	398	6,499
Newell Rubbermaid, Inc.	390	6,298
Interpublic Group of Companies, Inc.	621	6,042
Scripps Networks Interactive, Inc. — Class A	132	5,599
Abercrombie & Fitch Co. — Class A	113	5,519
Netflix, Inc.*	77	5,335
Hasbro, Inc.	156	4,975
Whirlpool Corp.	103	4,887
DR Horton, Inc.	372	4,691
Goodyear Tire & Rubber Co.*	326	4,619
GameStop Corp. — Class A*	190	4,585
Leggett & Platt, Inc.	191	4,401
Lennar Corp. — Class A	219	4,303
Cablevision Systems Corp. — Class A	300	4,266
Gannett Company, Inc.	319	4,265
Urban Outfitters, Inc.*	145	3,996
Harman International Industries, Inc.	96	3,652
Expedia, Inc.	123	3,569
Big Lots, Inc.*	91	3,436
DeVry, Inc.	86	3,308
TripAdvisor, Inc.*	123	3,101
PulteGroup, Inc.*	456	2,877
AutoNation, Inc.*	62	2,286
Washington Post Co. — Class B	5	1,884
Sears Holdings Corp.*	52	1,653
Orchard Supply Hardware Stores Corp. — Class A*,5,†††	2	17

Total Consumer Discretionary		1,637,797

UTILITIES - 2.7%
Southern Co.	1,172	54,252
Dominion Resources, Inc.	762	40,447
Duke Energy Corp.	1,800	39,600
Exelon Corp.	890	38,599
NextEra Energy, Inc.	567	34,519
American Electric Power Company, Inc.	654	27,017
FirstEnergy Corp.	560	24,808
Consolidated Edison, Inc.	398	24,688
PPL Corp.	779	22,918
PG&E Corp.	547	22,547
Progress Energy, Inc.	401	22,464
Public Service Enterprise Group, Inc.	679	22,414
Edison International	439	18,175
Xcel Energy, Inc.	657	18,159
Sempra Energy	321	17,655
Entergy Corp.	240	17,532
DTE Energy Co.	230	12,523
ONEOK, Inc.	142	12,310
CenterPoint Energy, Inc.	571	11,471
Ameren Corp.	330	10,933
Wisconsin Energy Corp.	311	10,873
Constellation Energy Group, Inc.	269	10,671
AES Corp.*	871	10,313
NiSource, Inc.	379	9,024
Northeast Utilities	240	8,657
CMS Energy Corp.	344	7,596
Pinnacle West Capital Corp.	149	7,179
SCANA Corp.	155	6,984
AGL Resources, Inc.	156	6,593
Pepco Holdings, Inc.	310	6,293
Integrys Energy Group, Inc.	115	6,231
NRG Energy, Inc.*	310	5,617
TECO Energy, Inc.	290	5,551

Total Utilities		594,613

MATERIALS - 2.4%
EI du Pont de Nemours & Co.	1,250	57,225
Monsanto Co.	722	50,591
Freeport-McMoRan Copper & Gold, Inc.	1,275	46,907
Dow Chemical Co.	1,589	45,700
Praxair, Inc.	406	43,401
Newmont Mining Corp.	668	40,087
Air Products & Chemicals, Inc.	287	24,450
Ecolab, Inc.	400	23,124
Mosaic Co.	398	20,071
PPG Industries, Inc.	215	17,950
International Paper Co.	590	17,464
Nucor Corp.	430	17,015
CF Industries Holdings, Inc.	91	13,193
Alcoa, Inc.	1,431	12,378
Cliffs Natural Resources, Inc.	195	12,158
Sherwin-Williams Co.	122	10,891
Sigma-Aldrich Corp.	169	10,556
FMC Corp.	97	8,346
Ball Corp.	223	7,963
Eastman Chemical Co.	190	7,421
Vulcan Materials Co.	178	7,004
Allegheny Technologies, Inc.	146	6,979
Airgas, Inc.	89	6,949
MeadWestvaco Corp.	230	6,888
International Flavors & Fragrances, Inc.	108	5,661
United States Steel Corp.	196	5,186
Sealed Air Corp.	254	4,371
Bemis Company, Inc.	142	4,271
Owens-Illinois, Inc.*	219	4,244
Titanium Metals Corp.	109	1,633

Total Materials		540,077

TELECOMMUNICATION SERVICES - 2.1%
AT&T, Inc.	7,976	241,194
Verizon Communications, Inc.	3,809	152,817
American Tower Corp. — Class A	527	31,625
CenturyLink, Inc.	840	31,248
Sprint Nextel Corp.*	4,032	9,435
Windstream Corp.	781	9,169
Frontier Communications Corp.	1,342	6,911

14 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

NOVA FUND

	SHARES	VALUE
MetroPCS Communications, Inc.*	394	$3,420

Total Telecommunication Services		485,819

Total Common Stocks (Cost $10,030,425)		15,357,371

PREFERRED STOCKS - 0.0%
Orchard Supply Hardware — Class A*,1,5,†††	2	—

Total Preferred Stocks (Cost $88)		—

	FACE AMOUNT
REPURCHASE AGREEMENTS††,2 - 28.1%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	$2,322,320	2,322,320
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,348,273	1,348,273
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,290,650	1,290,650
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,290,650	1,290,650

Total Repurchase Agreements (Cost $6,251,893)		6,251,893

Total Investments - 97.3% (Cost $16,282,406)		$21,609,264

Cash & Other Assets, Less Liabilities - 2.7%		599,085

Total Net Assets - 100.0%		$22,208,349

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $9,636,550)	154	$140,418

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International January 2012 S&P 500 Index Swap, Terminating 01/27/12[4] (Notional Value $2,742,378)	2,181	$3,568
Barclays Bank plc January 2012 S&P 500 Index Swap, Terminating 01/31/12[4] (Notional Value $1,559,426)	1,240	(6,688)
Morgan Stanley Capital Services, Inc. January 2012 S&P 500 Index Swap, Terminating 01/30/12[4] (Notional Value $1,568,046)	1,247	(9,354)
Credit Suisse Capital, LLC January 2012 S&P 500 Index Swap, Terminating 01/31/12[4] (Notional Value $2,536,016)	2,017	(10,753)

(Total Notional Value $8,405,866)		$(23,227)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[5]	Illiquid Security.

plc — Public Limited Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 15

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $10,030,513)	$15,357,371
Repurchase agreements, at value (cost $6,251,893)	6,251,893

Total investments (cost $16,282,406)	21,609,264
Segregated cash with broker	854,826
Unrealized appreciation on swap agreements	3,568
Receivables:
Fund shares sold	28,541
Dividends	21,901
Securities sold	2,513

Total assets	22,520,613

LIABILITIES:
Unrealized depreciation on swap agreements	26,795
Overdraft due to custodian bank	27
Payable for:
Fund shares redeemed	166,541
Variation margin	45,430
Management fees	14,461
Transfer agent and administrative fees	4,820
Investor service fees	4,820
Swap settlement	2,155
Portfolio accounting fees	1,928
Miscellaneous	45,287

Total liabilities	312,264

NET ASSETS	$22,208,349

NET ASSETS CONSIST OF:
Paid in capital	$45,125,522
Undistributed net investment income	—
Accumulated net realized loss on investments	(28,361,222)
Net unrealized appreciation on investments	5,444,049

Net assets	$22,208,349
Capital shares outstanding	307,010
Net asset value per share	$72.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$390,984
Interest	3,342

Total investment income	394,326

EXPENSES:
Management fees	199,201
Transfer agent and administrative fees	66,401
Investor service fees	66,401
Portfolio accounting fees	26,560
Custodian fees	6,669
Trustees’ fees*	2,689
Miscellaneous	60,085

Total expenses	428,006

Net investment loss	(33,680)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,068,938
Swap agreements	380,653
Futures contracts	(884,300)

Net realized gain	1,565,291

Net change in unrealized appreciation (depreciation) on:
Investments	(3,338,419)
Swap agreements	(27,593)
Futures contracts	19,426

Net change in unrealized appreciation (depreciation)	(3,346,586)

Net realized and unrealized loss	(1,781,295)

Net decrease in net assets resulting from operations	$(1,814,975)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

16 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(33,680)	$13,783
Net realized gain on investments	1,565,291	6,976,829
Net change in unrealized appreciation (depreciation) on investments	(3,346,586)	(1,202,164)

Net increase (decrease) in net assets resulting from operations	(1,814,975)	5,788,448

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,745)	(74,019)

Total distributions to shareholders	(12,745)	(74,019)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	161,732,900	129,840,432
Distributions reinvested	12,745	74,019
Cost of shares redeemed	(167,353,710)	(156,545,401)

Net decrease from capital share transactions	(5,608,065)	(26,630,950)

Net decrease in net assets	(7,435,785)	(20,916,521)
NET ASSETS:
Beginning of year	29,644,134	50,560,655

End of year	$22,208,349	$29,644,134

Undistributed net investment income at end of year	$—	$13,783

CAPITAL SHARE ACTIVITY:
Shares sold	2,171,324	2,067,256
Shares issued from reinvestment of distributions	177	1,089
Shares redeemed	(2,269,291)	(2,490,178)

Net decrease in shares	(97,790)	(421,833)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$73.23	$61.16	$45.50	$100.60	$100.90

Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.02	.09	.60	1.20
Net gain (loss) on investments (realized and unrealized)	(.76)	12.19	16.06	(55.40)	—

Total from investment operations	(.85)	12.21	16.15	(54.80)	1.20

Less distributions from:
Net investment income	(.04)	(.14)	(.49)	(.30)	(1.50)

Total distributions	(.04)	(.14)	(.49)	(.30)	(1.50)

Net asset value, end of period	$72.34	$73.23	$61.16	$45.50	$100.60

Total Return[b]	(1.17%)	19.97%	35.51%	(54.47%)	1.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,208	$29,644	$50,561	$35,087	$82,191

Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.03%	0.19%	0.75%	1.12%
Total expenses	1.61%	1.55%	1.55%	1.52%	1.46%

Portfolio turnover rate	146%	58%	84%	182%	94%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

18 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -9.04%, while the S&P 500 Index gained 2.11% over the same time period.

Sectors contributing most to performance of the index were Consumer Staples, Health Care and Utilities. Financials was the largest detractor from performance, followed by Materials and Industrials.

Apple, Inc., Exxon Mobile Corp. and International Business Machines Corp. contributed the most performance to the index for 2011. Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

20  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

INVERSE S&P 500 STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Inverse S&P 500 Strategy Fund	-9.04%	-5.13%	-5.17%
S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  21

SCHEDULE OF INVESTMENTS	December 31, 2011

INVERSE S&P 500 STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 29.0%
Federal Home Loan Bank[1] 0.01% due 01/04/12	$1,000,000	$999,999
Farmer Mac[1] 0.01% due 01/04/12	1,000,000	999,999
Fannie Mae[2] 0.01% due 02/13/12	1,000,000	999,982
Freddie Mac[2] 0.01% due 03/12/12	1,000,000	999,962

Total Federal Agency Discount Notes (Cost $3,999,960)		3,999,942

REPURCHASE AGREEMENTS††,3 - 76.1%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[4]	3,681,865	3,681,865
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	2,340,864	2,340,864
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	2,240,817	2,240,817
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	2,240,817	2,240,817

Total Repurchase Agreements (Cost $10,504,363)		10,504,363

Total Investments - 105.1% (Cost $14,504,323)		$14,504,305

Liabilities, Less Cash & Other Assets - (5.1)%		(703,873)

Total Net Assets - 100.0%		$13,800,432

	CONTRACTS	UNREALIZED GAIN (LOSS )
FUTURES CONTRACTS SOLD SHORT†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $3,253,900)	52	$(12,588)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2012 S&P 500 Index Swap, Terminating 01/31/12[5] (Notional Value $6,136,056)	4,879	$26,250
Credit Suisse Capital, LLC January 2012 S&P 500 Index Swap, Terminating 01/31/12[5] (Notional Value $1,964,541)	1,562	8,309
Morgan Stanley Capital Services, Inc. January 2012 S&P 500 Index Swap, Terminating 01/30/12[5] (Notional Value $810,967)	645	4,810
Goldman Sachs International January 2012 S&P 500 Index Swap, Terminating 01/27/12[5] (Notional Value $1,586,945)	1,262	(2,995)

(Total Notional Value $10,498,509)		$36,374

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

22 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE S&P 500 STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $3,999,960)	$3,999,942
Repurchase agreements, at value (cost $10,504,363)	10,504,363

Total investments (cost $14,504,323)	14,504,305
Segregated cash with broker	337,429
Unrealized appreciation on swap agreements	39,369
Receivable for swap settlement	3,207
Receivables:
Fund shares sold	25,585
Variation margin	15,340

Total assets	14,925,235

LIABILITIES:
Unrealized depreciation on swap agreements	2,995
Payable for:
Fund shares redeemed	1,060,399
Management fees	14,989
Transfer agent and administrative fees	4,164
Investor service fees	4,164
Portfolio accounting fees	1,665
Miscellaneous	36,427

Total liabilities	1,124,803

NET ASSETS	$13,800,432

NET ASSETS CONSIST OF:
Paid in capital	$27,359,728
Undistributed net investment income	—
Accumulated net realized loss on investments	(13,583,064)
Net unrealized appreciation on investments	23,768

Net assets	$13,800,432
Capital shares outstanding	431,502
Net asset value per share	$31.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$11,814

Total investment income	11,814

EXPENSES:
Management fees	198,424
Transfer agent and administrative fees	55,118
Investor service fees	55,118
Portfolio accounting fees	22,047
Professional fees	20,296
Custodian fees	5,475
Trustees’ fees*	2,140
Miscellaneous	27,970

Total expenses	386,588

Net investment loss	(374,774)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(3,208,304)
Futures contracts	(531,825)

Net realized loss	(3,740,129)

Net change in unrealized appreciation (depreciation) on:
Investments	(156)
Swap agreements	41,838
Futures contracts	(11,268)

Net change in unrealized appreciation (depreciation)	30,414

Net realized and unrealized loss	(3,709,715)

Net decrease in net assets resulting from operations	$(4,084,489)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 23

INVERSE S&P 500 STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(374,774)	$(600,201)
Net realized loss on investments	(3,740,129)	(14,163,216)
Net change in unrealized appreciation (depreciation) on investments	30,414	332,339

Net decrease in net assets resulting from operations	(4,084,489)	(14,431,078)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	394,998,962	398,947,468
Cost of shares redeemed	(395,099,572)	(389,495,091)

Net increase (decrease) from capital share transactions	(100,610)	9,452,377

Net decrease in net assets	(4,185,099)	(4,978,701)
NET ASSETS:
Beginning of year	17,985,531	22,964,232

End of year	$13,800,432	$17,985,531

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	11,654,915	9,547,734
Shares redeemed	(11,734,938)	(9,578,574)

Net decrease in shares	(80,023)	(30,840)

24 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE S&P 500 STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007[d]
Per Share Data
Net asset value, beginning of period	$35.16	$42.34	$58.44	$42.21	$43.90

Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.63)	(.84)	(.07)	1.35
Net gain (loss) on investments (realized and unrealized)	(2.61)	(6.55)	(15.26)	16.17	(1.00)

Total from investment operations	(3.18)	(7.18)	(16.10)	16.10	.35

Less distributions from:
Net investment income	—	—	—	(.36)	(2.04)

Total distributions	—	—	—	(.36)	(2.04)

Other capital items	—	—	—	.49 [c]	—

Net asset value, end of period	$31.98	$35.16	$42.34	$58.44	$42.21

Total Return[b]	(9.04%)	(16.96%)	(27.55%)	39.25%[c]	0.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,800	$17,986	$22,964	$23,877	$21,581

Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.55%)	(1.57%)	(0.14%)	3.04%
Total expenses	1.75%	1.70%	1.72%	1.67%	1.63%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Excluding the Capital Contribution, the Fund’s total return would have been 38.09%.
[d]	Per share amounts for the period December 31, 2006 – April 22, 2007 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

For the year ended December 31, 2011, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund rose 2.17%, while the NASDAQ-100 Index gained 3.66% over the same time period.

Information Technology, which accounted for 66% of the index, and Health Care contributed most to the performance of the index during the year, while lightly weighted Industrials detracted most from return.

Apple, Inc., QUALCOMM, Inc. and Google, Inc. were among the stocks contributing the most performance to the index for the year, while Oracle Corp., Research In Motion Ltd. and Teva Pharmaceutical Industries Ltd. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including investment companies.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	13.8%
Microsoft Corp.	8.0%
Google, Inc. — Class A	6.1%
Oracle Corp.	4.8%
Intel Corp.	4.5%
Cisco Systems, Inc.	3.6%
QUALCOMM, Inc.	3.4%
Amazon.com, Inc.	2.9%
Amgen, Inc.	2.1%
Comcast Corp. — Class A	1.8%

Top Ten Total	51.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

NASDAQ-100® FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	2.17%	4.72%	2.73%
NASDAQ-100 Index	3.66%	6.05%	4.25%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  27

SCHEDULE OF INVESTMENTS	December 31, 2011

NASDAQ-100® FUND

	SHARES	VALUE
COMMON STOCKS† - 92.1%
INFORMATION TECHNOLOGY - 61.8%
Apple, Inc.*	15,078	$6,106,590
Microsoft Corp.	136,461	3,542,528
Google, Inc. — Class A*	4,148	2,679,193
Oracle Corp.	81,832	2,098,991
Intel Corp.	82,601	2,003,074
Cisco Systems, Inc.	87,200	1,576,576
QUALCOMM, Inc.	27,272	1,491,778
eBay, Inc.*	20,938	635,050
Baidu, Inc. ADR*	4,394	511,769
Automatic Data Processing, Inc.	7,926	428,083
Dell, Inc.*	29,137	426,274
Yahoo!, Inc.*	20,124	324,600
Cognizant Technology Solutions Corp. — Class A*	4,905	315,441
Intuit, Inc.	4,831	254,062
Broadcom Corp. — Class A*	7,882	231,416
Applied Materials, Inc.	21,376	228,937
Activision Blizzard, Inc.	18,560	228,659
Adobe Systems, Inc.*	7,962	225,086
NetApp, Inc.*	5,977	216,786
Altera Corp.	5,198	192,846
SanDisk Corp.*	3,902	192,017
Symantec Corp.*	11,958	187,143
Citrix Systems, Inc.*	3,020	183,374
Check Point Software Technologies Ltd.*	3,367	176,902
Paychex, Inc.	5,874	176,866
CA, Inc.	8,002	161,760
NVIDIA Corp.*	9,898	137,186
F5 Networks, Inc.*	1,288	136,683
Xilinx, Inc.	4,257	136,479
Marvell Technology Group Ltd.*	9,827	136,104
Fiserv, Inc.*	2,282	134,045
KLA-Tencor Corp.	2,706	130,565
Seagate Technology plc	7,536	123,590
Maxim Integrated Products, Inc.	4,732	123,221
Nuance Communications, Inc.*	4,872	122,580
Research In Motion Ltd.*	8,444	122,438
Avago Technologies Ltd.	3,982	114,921
Microchip Technology, Inc.	3,100	113,553
Autodesk, Inc.*	3,674	111,432
Linear Technology Corp.	3,695	110,961
Electronic Arts, Inc.*	5,371	110,643
Micron Technology, Inc.*	16,022	100,778
Akamai Technologies, Inc.*	2,907	93,838
VeriSign, Inc.	2,577	92,050
BMC Software, Inc.*	2,758	90,407
Lam Research Corp.*	1,933	71,560
Flextronics International Ltd.*	11,565	65,458
Infosys Ltd. ADR	1,261	64,790

Total Information Technology		27,239,083

CONSUMER DISCRETIONARY - 14.1%
Amazon.com, Inc.*	7,373	1,276,266
Comcast Corp. — Class A	33,940	804,717
Starbucks Corp.	12,095	556,491
News Corp. — Class A	27,939	498,432
DIRECTV — Class A*	11,445	489,388
Priceline.com, Inc.*	803	375,571
Bed Bath & Beyond, Inc.*	3,967	229,967
Wynn Resorts Ltd.	2,024	223,632
Ross Stores, Inc.	3,748	178,142
O’Reilly Automotive, Inc.*	2,076	165,976
Dollar Tree, Inc.*	1,926	160,070
Staples, Inc.	11,343	157,554
Mattel, Inc.	5,496	152,569
Liberty Interactive Corp. — Class A*	9,102	147,589
Garmin Ltd.	3,141	125,043
Apollo Group, Inc. — Class A*	2,115	113,935
Sirius XM Radio, Inc.*	60,842	110,732
Virgin Media, Inc.	4,881	104,356
Fossil, Inc.*	1,010	80,154
Netflix, Inc.*	900	62,361
Expedia, Inc.	1,960	56,865
Ctrip.com International Ltd. ADR*	2,391	55,949
Sears Holdings Corp.*	1,731	55,011
TripAdvisor, Inc.*	1,960	49,399
Orchard Supply Hardware Stores Corp. — Class A*,5,†††	57	429

Total Consumer Discretionary		6,230,598

HEALTH CARE - 10.4%
Amgen, Inc.	14,222	913,195
Gilead Sciences, Inc.*	12,183	498,650
Celgene Corp.*	7,198	486,585
Teva Pharmaceutical Industries Ltd. ADR	11,349	458,046
Biogen Idec, Inc.*	3,936	433,157
Express Scripts, Inc.*	7,878	352,068
Intuitive Surgical, Inc.*	630	291,696
Alexion Pharmaceuticals, Inc.*	3,006	214,929
Cerner Corp.*	2,741	167,886
Mylan, Inc.*	6,917	148,439
Perrigo Co.	1,506	146,534
Life Technologies Corp.*	2,893	112,567
Vertex Pharmaceuticals, Inc.*	3,380	112,250
Henry Schein, Inc.*	1,466	94,454
DENTSPLY International, Inc.	2,296	80,337
Warner Chilcott plc — Class A*	4,125	62,411

Total Health Care		4,573,204

28 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

NASDAQ-100® FUND

	SHARES	VALUE
CONSUMER STAPLES - 2.3%
Costco Wholesale Corp.	7,033	$585,990
Whole Foods Market, Inc.	2,905	202,130
Hansen Natural Corp.*	1,410	129,917
Green Mountain Coffee Roasters, Inc.*	2,507	112,439

Total Consumer Staples		1,030,476

INDUSTRIALS - 2.1%
PACCAR, Inc.	5,807	217,588
Fastenal Co.	4,785	208,674
CH Robinson Worldwide, Inc.	2,667	186,103
Expeditors International of Washington, Inc.	3,437	140,780
Stericycle, Inc.*	1,384	107,841
First Solar, Inc.*	1,400	47,264

Total Industrials		908,250

TELECOMMUNICATION SERVICES - 0.9%
Vodafone Group plc ADR	14,899	417,619

MATERIALS - 0.5%
Sigma-Aldrich Corp.	1,951	121,860
Randgold Resources Ltd. ADR	923	94,238

Total Materials		216,098

Total Common Stocks (Cost $24,911,167)		40,615,328

PREFERRED STOCKS - 0.0%
Orchard Supply Hardware — Class A*,1,[5],†††	57	—

Total Preferred Stocks (Cost $2,334)		—

	FACE AMOUNT
REPURCHASE AGREEMENTS††,2 - 8.6%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	$1,216,566	1,216,566
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	888,724	888,724
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	850,741	850,741
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	850,740	850,740

Total Repurchase Agreements (Cost $3,806,771)		3,806,771

Total Investments - 100.7% (Cost $28,720,272)		$44,422,099

Liabilities, Less Cash & Other Assets - (0.7)%		(302,153)

Total Net Assets - 100.0%		$44,119,946

	CONTRACTS	UNREALIZED LOSS
FUTURES CONTRACTS PURCHASED†
March 2012 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $136,305)	3	$(11)

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[4] (Notional Value $656,689)	288	$(1,960)
Credit Suisse Capital, LLC January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[4] (Notional Value $1,118,690)	491	(3,440)
Morgan Stanley Capital Services, Inc. January 2012 NASDAQ-100 Index Swap, Terminating 01/30/12[4] (Notional Value $661,789)	291	(4,408)
Goldman Sachs International January 2012 NASDAQ-100 Index Swap, Terminating 01/27/12[4] (Notional Value $959,146)	421	(6,367)

(Total Notional Value $3,396,314)		$(16,175)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
[5]	Illiquid Security.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 29

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $24,913,501)	$40,615,328
Repurchase agreements, at value (cost $3,806,771)	3,806,771

Total investments (cost $28,720,272)	44,422,099
Segregated cash with broker	147,535
Receivables:
Fund shares sold	70,550
Dividends	23,600
Variation margin	1,800

Total assets	44,665,584

LIABILITIES:
Unrealized depreciation on swap agreements	16,175
Overdraft due to custodian bank	304
Payable for:
Fund shares redeemed	384,450
Management fees	30,166
Transfer agent and administrative fees	10,055
Investor service fees	10,055
Swap settlement	4,132
Portfolio accounting fees	4,022
Miscellaneous	86,279

Total liabilities	545,638

NET ASSETS	$44,119,946

NET ASSETS CONSIST OF:
Paid in capital	$41,053,723
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(12,619,417)
Net unrealized appreciation on investments	15,685,641

Net assets	$44,119,946
Capital shares outstanding	2,283,079
Net asset value per share	$19.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $129)	$322,376
Interest	8,297

Total investment income	330,673

EXPENSES:
Management fees	375,779
Transfer agent and administrative fees	125,260
Investor service fees	125,260
Portfolio accounting fees	50,103
Custodian fees	12,265
Trustees’ fees*	4,976
Miscellaneous	129,875

Total expenses	823,518

Net investment loss	(492,845)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,614,785
Swap agreements	(258,099)
Futures contracts	(981,982)

Net realized gain	6,374,704

Net change in unrealized appreciation (depreciation) on:
Investments	(6,775,985)
Swap agreements	51,996
Futures contracts	(19,611)

Net change in unrealized appreciation (depreciation)	(6,743,600)

Net realized and unrealized loss	(368,896)

Net decrease in net assets resulting from operations	$(861,741)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(492,845)	$(404,894)
Net realized gain on investments	6,374,704	11,139,559
Net change in unrealized appreciation (depreciation) on investments	(6,743,600)	(3,046,693)

Net increase (decrease) in net assets resulting from operations	(861,741)	7,687,972

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	226,910,655	209,726,239
Cost of shares redeemed	(237,224,363)	(219,660,925)

Net decrease from capital share transactions	(10,313,708)	(9,934,686)

Net decrease in net assets	(11,175,449)	(2,246,714)
NET ASSETS:
Beginning of year	55,295,395	57,542,109

End of year	$44,119,946	$55,295,395

Accumulated/(Undistributed) net investment income/(loss) at end of year	$(1)	$—

CAPITAL SHARE ACTIVITY:
Shares sold	11,600,013	12,635,076
Shares redeemed	(12,240,899)	(13,316,411)

Net decrease in shares	(640,886)	(681,335)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 31

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$18.91	$15.96	$10.50	$18.12	$15.39

Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.14)	(.12)	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	.60	3.09	5.58	(7.51)	2.71

Total from investment operations	.41	2.95	5.46	(7.60)	2.74

Less distributions from:
Net investment income	—	—	—	(.02)	(.01)

Total distributions	—	—	—	(.02)	(.01)

Net asset value, end of period	$19.32	$18.91	$15.96	$10.50	$18.12

Total Return[b]	2.17%	18.48%	52.00%	(41.91%)	17.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,120	$55,295	$57,542	$32,986	$82,492

Ratios to average net assets:
Net investment loss	(0.98%)	(0.85%)	(0.94%)	(0.62%)	0.18%
Total expenses	1.64%	1.59%	1.59%	1.55%	1.51%

Portfolio turnover rate	68%	49%	59%	107%	110%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

32 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, with the NASDAQ-100 Index up 3.66%, the Inverse NASDAQ-100® Fund returned -10.08%. For the one-year period ended December 31, 2011, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of - 100% of the daily price movement of the NASDAQ-100 Index.

Information Technology, which accounted for 66% of the index, and Health Care contributed most to the performance of the index during the year, while lightly weighted Industrials detracted most from return.

Apple, Inc., QUALCOMM, Inc. and Google, Inc. were among the stocks contributing the most performance to the index for the year, while Oracle Corp., Research In Motion Ltd. and Teva Pharmaceutical Industries Ltd. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including investment companies.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

34  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

INVERSE NASDAQ-100® STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-10.08%	-11.04%	-8.50%
NASDAQ-100 Index	3.66%	6.05%	4.25%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  35

SCHEDULE OF INVESTMENTS	December 31, 2011

INVERSE NASDAQ-100® STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 26.9%
Federal Home Loan Bank[1] 0.01% due 01/04/12	$1,000,000	$999,999
Fannie Mae[2] 0.01% due 03/13/12	1,000,000	999,961

Total Federal Agency Discount Notes (Cost $1,999,979)		1,999,960

REPURCHASE AGREEMENTS††,[3] - 69.3%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[4]	1,480,245	1,480,245
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,256,795	1,256,795
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,203,082	1,203,082
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,203,082	1,203,082

Total Repurchase Agreements (Cost $5,143,204)		5,143,204

Total Investments - 96.2% (Cost $7,143,183)		$7,143,164

Cash & Other Assets, Less Liabilities - 3.8%		280,130

Total Net Assets - 100.0%		$7,423,294

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS SOLD SHORT†
March 2012 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $2,498,925)	55	$6,477

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[5] (Notional Value $2,192,236)	962	$6,801
Credit Suisse Capital, LLC January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[5] (Notional Value $1,815,699)	797	5,583
Goldman Sachs International January 2012 NASDAQ-100 Index Swap, Terminating 01/27/12[5] (Notional Value $535,736)	235	3,551
Morgan Stanley Capital Services, Inc. January 2012 NASDAQ-100 Index Swap, Terminating 01/30/12[5] (Notional Value $326,711)	143	2,157

(Total Notional Value $4,870,382)		$18,092

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

plc — Public Limited Company

36 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $1,999,979)	$1,999,960
Repurchase agreements, at value (cost $5,143,204)	5,143,204

Total investments (cost $7,143,183)	7,143,164
Segregated cash with broker	252,785
Unrealized appreciation on swap agreements	18,092
Receivables:
Fund shares sold	48,937
Variation margin	5,969

Total assets	7,468,947

LIABILITIES:
Payable for:
Fund shares redeemed	22,104
Management fees	5,534
Transfer agent and administrative fees	1,537
Investor service fees	1,537
Portfolio accounting fees	615
Miscellaneous	14,326

Total liabilities	45,653

NET ASSETS	$7,423,294

NET ASSETS CONSIST OF:
Paid in capital	$31,087,105
Undistributed net investment income	—
Accumulated net realized loss on investments	(23,688,361)
Net unrealized appreciation on investments	24,550

Net assets	$7,423,294
Capital shares outstanding	698,872
Net asset value per share	$10.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$4,123

Total investment income	4,123

EXPENSES:
Management fees	75,628
Transfer agent and administrative fees	21,008
Investor service fees	21,008
Portfolio accounting fees	8,403
Custodian fees	2,078
Trustees’ fees*	835
Miscellaneous	21,352

Total expenses	150,312

Net investment loss	(146,189)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(564,650)
Futures contracts	(717,404)

Net realized loss	(1,282,054)

Net change in unrealized appreciation (depreciation) on:
Investments	(19)
Swap agreements	(17,977)
Futures contracts	5,409

Net change in unrealized appreciation (depreciation)	(12,587)

Net realized and unrealized loss	(1,294,641)

Net decrease in net assets resulting from operations	$(1,440,830)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(146,189)	$(234,162)
Net realized loss on investments	(1,282,054)	(4,135,013)
Net change in unrealized appreciation (depreciation) on investments	(12,587)	507,808

Net decrease in net assets resulting from operations	(1,440,830)	(3,861,367)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	162,231,430	203,935,349
Cost of shares redeemed	(161,014,514)	(206,735,433)

Net increase (decrease) from capital share transactions	1,216,916	(2,800,084)

Net decrease in net assets	(223,914)	(6,661,451)
NET ASSETS:
Beginning of year	7,647,208	14,308,659

End of year	$7,423,294	$7,647,208

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	14,562,624	14,531,086
Shares redeemed	(14,511,309)	(14,837,287)

Net increase (decrease) in shares	51,315	(306,201)

38 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$11.81	$15.00	$25.05	$16.99	$19.79

Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.22)	(.31)	.02	.64
Net gain (loss) on investments (realized and unrealized)	(1.00)	(2.97)	(9.72)	8.13	(2.87)

Total from investment operations	(1.19)	(3.19)	(10.03)	8.15	(2.23)

Less distributions from:
Net investment income	—	—	(.02)	(.09)	(.57)

Total distributions	—	—	(.02)	(.09)	(.57)

Net asset value, end of period	$10.62	$11.81	$15.00	$25.05	$16.99

Total Return[b]	(10.08%)	(21.27%)	(40.05%)	47.96%	(11.28%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,423	$7,647	$14,309	$12,127	$13,640

Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.59%)	(1.61%)	0.08%	3.40%
Total expenses	1.79%	1.74%	1.75%	1.70%	1.68%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

S&P 500 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Index. S&P 500 2x Strategy Fund returned -3.95%, while the S&P 500 Index gained 2.11% over the same time period.

Sectors contributing most to performance of the index were Consumer Staples, Health Care and Utilities. Financials was the largest detractor from performance, followed by Materials and Industrials.

Apple, Inc., Exxon Mobile Corp. and International Business Machines Corp. contributed the most performance to the index for 2011. Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	1.1%
Apple, Inc.	1.0%
International Business Machines Corp.	0.6%
Chevron Corp.	0.6%
Microsoft Corp.	0.5%
General Electric Co.	0.5%
Procter & Gamble Co.	0.5%
AT&T, Inc.	0.5%
Johnson & Johnson	0.5%
Pfizer, Inc.	0.4%

Top Ten Total	6.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P 500 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
S&P 500 2x Strategy Fund	-3.95%	-10.69%	-3.36%
S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  41

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 29.4%
INFORMATION TECHNOLOGY - 5.6%
Apple, Inc.*	546	$221,130
International Business Machines Corp.	698	128,348
Microsoft Corp.	4,430	115,003
Google, Inc. — Class A*	150	96,885
Intel Corp.	3,014	73,089
Oracle Corp.	2,327	59,688
Cisco Systems, Inc.	3,182	57,531
QUALCOMM, Inc.	997	54,536
Visa, Inc. — Class A	301	30,561
Hewlett-Packard Co.	1,176	30,294
EMC Corp.*	1,207	25,999
Mastercard, Inc. — Class A	60	22,369
eBay, Inc.*	680	20,624
Accenture plc — Class A	379	20,174
Texas Instruments, Inc.	676	19,678
Automatic Data Processing, Inc.	292	15,771
Dell, Inc.*	904	13,226
Corning, Inc.	934	12,123
Yahoo!, Inc.*	734	11,839
Cognizant Technology Solutions Corp. — Class A*	179	11,511
Intuit, Inc.	176	9,256
Broadcom Corp. — Class A*	289	8,485
Applied Materials, Inc.	769	8,236
Adobe Systems, Inc.*	291	8,227
Salesforce.com, Inc.*	80	8,117
Motorola Solutions, Inc.	170	7,869
TE Connectivity Ltd.	251	7,733
NetApp, Inc.*	212	7,689
Altera Corp.	190	7,049
SanDisk Corp.*	140	6,889
Symantec Corp.*	436	6,823
Western Union Co.	366	6,683
Citrix Systems, Inc.*	108	6,558
Xerox Corp.	821	6,535
Juniper Networks, Inc.*	311	6,348
Analog Devices, Inc.	172	6,154
Motorola Mobility Holdings, Inc.*	156	6,053
Paychex, Inc.	190	5,721
NVIDIA Corp.*	365	5,059
Fiserv, Inc.*	83	4,875
Xilinx, Inc.	151	4,841
KLA-Tencor Corp.	99	4,777
F5 Networks, Inc.*	45	4,775
Teradata Corp.*	95	4,608
Red Hat, Inc.*	110	4,542
CA, Inc.	218	4,407
Amphenol Corp. — Class A	96	4,357
Western Digital Corp.*	138	4,271
Autodesk, Inc.*	134	4,064
Linear Technology Corp.	135	4,054
Electronic Arts, Inc.*	196	4,038
Microchip Technology, Inc.	110	4,029
Fidelity National Information Services, Inc.	144	3,829
Micron Technology, Inc.*	584	3,673
Akamai Technologies, Inc.*	106	3,422
VeriSign, Inc.	94	3,358
BMC Software, Inc.*	99	3,245
Harris Corp.	69	2,487
FLIR Systems, Inc.	89	2,231
Computer Sciences Corp.	92	2,180
SAIC, Inc.*	168	2,065
Jabil Circuit, Inc.	104	2,045
LSI Corp.*	333	1,981
Molex, Inc.	81	1,933
Total System Services, Inc.	96	1,878
Advanced Micro Devices, Inc.*	346	1,868
Novellus Systems, Inc.*	39	1,610
Teradyne, Inc.*	109	1,486
Lexmark International, Inc. — Class A	42	1,389
JDS Uniphase Corp.*	132	1,378

Total Information Technology		1,275,559

FINANCIALS - 4.0%
Wells Fargo & Co.	3,117	85,905
Berkshire Hathaway, Inc. — Class B*	1,042	79,505
JPMorgan Chase & Co.	2,249	74,779
Citigroup, Inc.	1,726	45,411
Bank of America Corp.	5,998	33,349
U.S. Bancorp	1,125	30,431
American Express Co.	598	28,208
Goldman Sachs Group, Inc.	291	26,315
Simon Property Group, Inc.	170	21,920
MetLife, Inc.	624	19,456
PNC Financial Services Group, Inc.	309	17,820
Travelers Companies, Inc.	244	14,437
Bank of New York Mellon Corp.	718	14,295
Prudential Financial, Inc.	279	13,983
ACE Ltd.	199	13,954
Morgan Stanley	882	13,345
Aflac, Inc.	279	12,070
State Street Corp.	291	11,730
Chubb Corp.	165	11,421
Capital One Financial Corp.	270	11,418
Public Storage	82	11,026
BlackRock, Inc. — Class A	58	10,338
BB&T Corp.	410	10,320
Equity Residential	180	10,265
Marsh & McLennan Companies, Inc.	318	10,055
HCP, Inc.	241	9,985
CME Group, Inc. — Class A	39	9,503
Ventas, Inc.	170	9,372
Aon Corp.	191	8,939

42 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
Boston Properties, Inc.	87	$8,665
T. Rowe Price Group, Inc.	150	8,542
Vornado Realty Trust	109	8,378
Franklin Resources, Inc.	86	8,261
Allstate Corp.	299	8,196
Discover Financial Services	330	7,920
ProLogis, Inc.	270	7,719
AvalonBay Communities, Inc.	56	7,314
Charles Schwab Corp.	640	7,206
Progressive Corp.	365	7,121
Fifth Third Bancorp	540	6,869
Loews Corp.	180	6,777
Ameriprise Financial, Inc.	134	6,652
Host Hotels & Resorts, Inc.	420	6,203
Health Care REIT, Inc.	111	6,053
Weyerhaeuser Co.	322	6,012
American International Group, Inc.*	259	6,009
Northern Trust Corp.	143	5,671
M&T Bank Corp.	74	5,649
SunTrust Banks, Inc.	316	5,593
Invesco Ltd.	267	5,364
IntercontinentalExchange, Inc.*	40	4,822
Principal Financial Group, Inc.	180	4,428
KeyCorp	562	4,322
Hartford Financial Services Group, Inc.	260	4,225
NYSE Euronext	159	4,150
SLM Corp.	301	4,033
Moody’s Corp.	116	3,907
Kimco Realty Corp.	238	3,865
XL Group plc — Class A	190	3,756
Unum Group	173	3,645
Lincoln National Corp.	179	3,476
Plum Creek Timber Company, Inc.	95	3,473
Regions Financial Corp.	746	3,208
Comerica, Inc.	118	3,044
Cincinnati Financial Corp.	96	2,924
CBRE Group, Inc. — Class A*	190	2,892
Huntington Bancshares, Inc.	510	2,800
People’s United Financial, Inc.	213	2,737
Leucadia National Corp.	115	2,615
Torchmark Corp.	60	2,603
Assurant, Inc.	54	2,217
Hudson City Bancorp, Inc.	310	1,937
Genworth Financial, Inc. — Class A*	290	1,900
NASDAQ OMX Group, Inc.*	75	1,838
Legg Mason, Inc.	74	1,780
Zions Bancorporation	106	1,726
Apartment Investment & Management Co. — Class A	70	1,604
First Horizon National Corp.	160	1,280
E*Trade Financial Corp.*	150	1,194
Federated Investors, Inc. — Class B	60	909

Total Financials		903,039

ENERGY - 3.6%
Exxon Mobil Corp.	2,837	240,464
Chevron Corp.	1,177	125,233
ConocoPhillips	786	57,276
Schlumberger Ltd.	791	54,033
Occidental Petroleum Corp.	485	45,445
Anadarko Petroleum Corp.	294	22,441
Apache Corp.	227	20,562
Halliburton Co.	550	18,980
National Oilwell Varco, Inc.	249	16,930
EOG Resources, Inc.	159	15,663
Devon Energy Corp.	239	14,818
Baker Hughes, Inc.	262	12,744
Marathon Oil Corp.	416	12,176
El Paso Corp.	452	12,010
Spectra Energy Corp.	385	11,839
Williams Companies, Inc.	352	11,623
Hess Corp.	176	9,997
Noble Energy, Inc.	104	9,817
Chesapeake Energy Corp.	390	8,693
FMC Technologies, Inc.*	141	7,364
Cameron International Corp.*	145	7,133
Marathon Petroleum Corp.	210	6,991
Valero Energy Corp.	331	6,968
Southwestern Energy Co.*	206	6,580
Pioneer Natural Resources Co.	72	6,443
Murphy Oil Corp.	114	6,354
Range Resources Corp.	90	5,575
Peabody Energy Corp.	160	5,298
Consol Energy, Inc.	133	4,881
Equities Corp.	88	4,822
Cabot Oil & Gas Corp.	60	4,554
Noble Corp.*	149	4,503
Denbury Resources, Inc.*	235	3,548
Helmerich & Payne, Inc.	60	3,502
QEP Resources, Inc.	105	3,077
Nabors Industries Ltd.*	170	2,948
Newfield Exploration Co.*	78	2,943
Alpha Natural Resources, Inc.*	130	2,656
Sunoco, Inc.	63	2,584
Rowan Companies, Inc.*	74	2,244
Diamond Offshore Drilling, Inc.	40	2,210
Tesoro Corp.*	84	1,962

Total Energy		825,884

HEALTH CARE - 3.5%
Johnson & Johnson	1,614	105,846
Pfizer, Inc.	4,549	98,440
Merck & Company, Inc.	1,804	68,011
Abbott Laboratories	920	51,732
Bristol-Myers Squibb Co.	1,000	35,240
UnitedHealth Group, Inc.	630	31,928
Amgen, Inc.	467	29,986
Eli Lilly & Co.	600	24,936
Medtronic, Inc.	621	23,753

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
Gilead Sciences, Inc.*	445	$18,214
Celgene Corp.*	263	17,779
Baxter International, Inc.	334	16,526
Allergan, Inc.	181	15,881
Biogen Idec, Inc.*	144	15,847
WellPoint, Inc.	206	13,647
Express Scripts, Inc.*	292	13,049
Medco Health Solutions, Inc.*	233	13,025
Covidien plc	286	12,873
McKesson Corp.	144	11,219
Intuitive Surgical, Inc.*	23	10,649
Thermo Fisher Scientific, Inc.*	220	9,893
Becton Dickinson and Co.	127	9,489
Stryker Corp.	190	9,445
Aetna, Inc.	214	9,029
Cardinal Health, Inc.	204	8,284
Humana, Inc.	94	8,235
Agilent Technologies, Inc.*	205	7,161
Cigna Corp.	170	7,140
St. Jude Medical, Inc.	189	6,483
Perrigo Co.	60	5,838
AmerisourceBergen Corp. — Class A	153	5,690
Zimmer Holdings, Inc.*	106	5,663
Quest Diagnostics, Inc.	93	5,400
Mylan, Inc.*	251	5,386
Cerner Corp.*	85	5,206
Laboratory Corporation of America Holdings*	59	5,072
Edwards Lifesciences Corp.*	68	4,808
Forest Laboratories, Inc.*	157	4,751
Boston Scientific Corp.*	877	4,683
Watson Pharmaceuticals, Inc.*	75	4,525
Varian Medical Systems, Inc.*	67	4,498
CR Bard, Inc.	49	4,189
DaVita, Inc.*	54	4,094
Life Technologies Corp.*	105	4,086
Waters Corp.*	52	3,851
CareFusion Corp.*	133	3,380
Hospira, Inc.*	102	3,098
DENTSPLY International, Inc.	84	2,939
Coventry Health Care, Inc.*	85	2,581
Patterson Companies, Inc.	52	1,535
PerkinElmer, Inc.	67	1,340
Tenet Healthcare Corp.*	257	1,318

Total Health Care		797,671

CONSUMER STAPLES - 3.4%
Procter & Gamble Co.	1,629	108,671
Coca-Cola Co.	1,344	94,040
Philip Morris International, Inc.	1,028	80,677
Wal-Mart Stores, Inc.	1,039	62,091
PepsiCo, Inc.	925	61,374
Kraft Foods, Inc. — Class A	1,051	39,265
Altria Group, Inc.	1,213	35,965
CVS Caremark Corp.	770	31,401
Colgate-Palmolive Co.	282	26,054
Costco Wholesale Corp.	252	20,997
Kimberly-Clark Corp.	237	17,434
Walgreen Co.	526	17,390
General Mills, Inc.	380	15,356
Archer-Daniels-Midland Co.	395	11,297
Sysco Corp.	349	10,236
HJ Heinz Co.	189	10,214
Lorillard, Inc.	80	9,120
Kroger Co.	353	8,550
Reynolds American, Inc.	200	8,284
Mead Johnson Nutrition Co. — Class A	120	8,248
Kellogg Co.	147	7,434
Estee Lauder Companies, Inc. — Class A	66	7,413
Sara Lee Corp.	346	6,546
Whole Foods Market, Inc.	94	6,541
ConAgra Foods, Inc.	242	6,389
Hershey Co.	91	5,622
JM Smucker Co.	67	5,237
Clorox Co.	78	5,192
Dr Pepper Snapple Group, Inc.	127	5,014
Coca-Cola Enterprises, Inc.	185	4,769
Brown-Forman Corp. — Class B	59	4,750
Beam, Inc.	92	4,713
Avon Products, Inc.	260	4,542
Safeway, Inc.	201	4,229
Molson Coors Brewing Co. — Class B	93	4,049
McCormick & Company, Inc.	79	3,983
Tyson Foods, Inc. — Class A	173	3,571
Campbell Soup Co.	102	3,390
Hormel Foods Corp.	82	2,402
Constellation Brands, Inc. — Class A*	103	2,129
Dean Foods Co.*	105	1,176
SUPERVALU, Inc.	125	1,015

Total Consumer Staples		776,770

INDUSTRIALS - 3.2%
General Electric Co.	6,251	111,955
United Parcel Service, Inc. — Class B	571	41,791
United Technologies Corp.	534	39,030
Caterpillar, Inc.	380	34,428
3M Co.	414	33,836
Boeing Co.	436	31,981
Union Pacific Corp.	283	29,981
Honeywell International, Inc.	458	24,892
Emerson Electric Co.	435	20,267
Deere & Co.	242	18,719
Danaher Corp.	334	15,711
FedEx Corp.	188	15,700

44 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
Norfolk Southern Corp.	199	$14,499
General Dynamics Corp.	211	14,013
Precision Castparts Corp.	85	14,007
Illinois Tool Works, Inc.	286	13,359
CSX Corp.	621	13,078
Tyco International Ltd.	273	12,752
Lockheed Martin Corp.	157	12,701
Raytheon Co.	205	9,918
Cummins, Inc.	110	9,682
Goodrich Corp.	74	9,154
Northrop Grumman Corp.	155	9,064
Waste Management, Inc.	272	8,897
Eaton Corp.	198	8,619
PACCAR, Inc.	212	7,944
Fastenal Co.	180	7,850
Parker Hannifin Corp.	89	6,786
CH Robinson Worldwide, Inc.	97	6,769
Stanley Black & Decker, Inc.	100	6,760
WW Grainger, Inc.	36	6,739
Dover Corp.	107	6,211
Rockwell Automation, Inc.	84	6,163
Ingersoll-Rand plc	185	5,637
Republic Services, Inc. — Class A	186	5,124
Expeditors International of Washington, Inc.	125	5,120
Cooper Industries plc	94	5,090
Fluor Corp.	100	5,025
Rockwell Collins, Inc.	90	4,983
Roper Industries, Inc.	57	4,952
Joy Global, Inc.	61	4,573
Southwest Airlines Co.	461	3,946
L-3 Communications Holdings, Inc.	59	3,934
Pall Corp.	68	3,886
Stericycle, Inc.*	49	3,818
Iron Mountain, Inc.	110	3,388
Flowserve Corp.	33	3,278
Textron, Inc.	169	3,125
Jacobs Engineering Group, Inc.*	76	3,084
Xylem, Inc.	109	2,800
Equifax, Inc.	70	2,712
Quanta Services, Inc.*	124	2,671
Robert Half International, Inc.	85	2,419
Cintas Corp.	65	2,263
Masco Corp.	212	2,222
Pitney Bowes, Inc.	118	2,188
Dun & Bradstreet Corp.	29	2,170
Avery Dennison Corp.	60	1,721
RR Donnelley & Sons Co.	111	1,602
Ryder System, Inc.	30	1,594
Snap-on, Inc.	30	1,519
First Solar, Inc.*	40	1,350

Total Industrials		719,450

CONSUMER DISCRETIONARY - 3.1%
McDonald’s Corp.	604	60,599
Walt Disney Co.	1,063	39,862
Home Depot, Inc.	912	38,340
Comcast Corp. — Class A	1,610	38,173
Amazon.com, Inc.*	214	37,043
Ford Motor Co.*	2,251	24,221
News Corp. — Class A	1,298	23,156
Time Warner, Inc.	592	21,395
NIKE, Inc. — Class B	219	21,105
Target Corp.	395	20,232
Starbucks Corp.	439	20,198
Lowe’s Companies, Inc.	740	18,781
DIRECTV — Class A*	418	17,874
Yum! Brands, Inc.	273	16,110
Viacom, Inc. — Class B	327	14,849
TJX Companies, Inc.	220	14,201
Priceline.com, Inc.*	29	13,564
Johnson Controls, Inc.	400	12,504
Time Warner Cable, Inc.	189	12,015
CBS Corp. — Class B	387	10,503
Coach, Inc.	171	10,438
Carnival Corp.	268	8,748
Bed Bath & Beyond, Inc.*	142	8,232
Macy’s, Inc.	248	7,981
McGraw-Hill Companies, Inc.	174	7,825
Kohl’s Corp.	150	7,402
Omnicom Group, Inc.	159	7,088
VF Corp.	52	6,603
Ross Stores, Inc.	137	6,512
Chipotle Mexican Grill, Inc. — Class A*	19	6,417
Discovery Communications, Inc. — Class A*	156	6,391
O’Reilly Automotive, Inc.*	76	6,076
Limited Brands, Inc.	146	5,891
Dollar Tree, Inc.*	70	5,818
Staples, Inc.	414	5,750
Genuine Parts Co.	92	5,630
Mattel, Inc.	200	5,552
AutoZone, Inc.*	17	5,524
Harley-Davidson, Inc.	138	5,364
Starwood Hotels & Resorts Worldwide, Inc.	111	5,325
Ralph Lauren Corp. — Class A	38	5,247
Wynn Resorts Ltd.	47	5,193
Tiffany & Co.	75	4,969
Nordstrom, Inc.	96	4,772
Marriott International, Inc. — Class A	159	4,638
BorgWarner, Inc.*	70	4,462
Best Buy Company, Inc.	174	4,066
Family Dollar Stores, Inc.	69	3,979
CarMax, Inc.*	130	3,962

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
The Gap, Inc.	205	$3,803
Apollo Group, Inc. — Class A*	68	3,663
Darden Restaurants, Inc.	78	3,555
Wyndham Worldwide Corp.	90	3,405
International Game Technology	176	3,027
JC Penney Company, Inc.	85	2,988
H&R Block, Inc.	173	2,825
Newell Rubbermaid, Inc.	170	2,745
Interpublic Group of Companies, Inc.	273	2,656
Abercrombie & Fitch Co. — Class A	51	2,491
Scripps Networks Interactive, Inc. — Class A	58	2,460
Hasbro, Inc.	69	2,200
DR Horton, Inc.	170	2,144
Whirlpool Corp.	45	2,135
Netflix, Inc.*	30	2,079
Goodyear Tire & Rubber Co.*	145	2,055
GameStop Corp. — Class A*	80	1,930
Leggett & Platt, Inc.	82	1,889
Gannett Company, Inc.	140	1,872
Cablevision Systems Corp. — Class A	130	1,849
Lennar Corp. — Class A	94	1,847
Urban Outfitters, Inc.*	65	1,791
Expedia, Inc.	56	1,625
Harman International Industries, Inc.	38	1,446
TripAdvisor, Inc.*	56	1,412
DeVry, Inc.	36	1,385
Big Lots, Inc.*	35	1,322
PulteGroup, Inc.*	199	1,256
AutoNation, Inc.*	28	1,032
Sears Holdings Corp.*	23	731
Orchard Supply Hardware Stores Corp. — Class A*,5,†††	1	9

Total Consumer Discretionary		716,207

UTILITIES - 1.1%
Southern Co.	510	23,608
Dominion Resources, Inc.	337	17,888
Duke Energy Corp.	786	17,292
Exelon Corp.	390	16,914
NextEra Energy, Inc.	248	15,098
American Electric Power Company, Inc.	290	11,980
FirstEnergy Corp.	245	10,854
Consolidated Edison, Inc.	170	10,545
Progress Energy, Inc.	180	10,084
PPL Corp.	342	10,062
PG&E Corp.	240	9,893
Public Service Enterprise Group, Inc.	299	9,870
Edison International	190	7,866
Xcel Energy, Inc.	284	7,850
Sempra Energy	142	7,810
Entergy Corp.	100	7,305
DTE Energy Co.	96	5,227
ONEOK, Inc.	60	5,201
CenterPoint Energy, Inc.	250	5,023
Wisconsin Energy Corp.	137	4,790
Ameren Corp.	143	4,738
Constellation Energy Group, Inc.	117	4,641
AES Corp.*	382	4,523
NiSource, Inc.	170	4,048
Northeast Utilities	105	3,787
Pinnacle West Capital Corp.	70	3,373
CMS Energy Corp.	149	3,290
SCANA Corp.	68	3,064
AGL Resources, Inc.	69	2,916
Pepco Holdings, Inc.	130	2,639
Integrys Energy Group, Inc.	46	2,492
NRG Energy, Inc.*	136	2,464
TECO Energy, Inc.	127	2,431

Total Utilities		259,566

MATERIALS - 1.0%
EI du Pont de Nemours & Co.	547	25,042
Monsanto Co.	320	22,422
Freeport-McMoRan Copper & Gold, Inc.	557	20,492
Dow Chemical Co.	700	20,132
Praxair, Inc.	176	18,814
Newmont Mining Corp.	297	17,823
Air Products & Chemicals, Inc.	125	10,649
Ecolab, Inc.	176	10,175
Mosaic Co.	175	8,825
International Paper Co.	258	7,637
PPG Industries, Inc.	91	7,598
Nucor Corp.	186	7,360
CF Industries Holdings, Inc.	39	5,654
Alcoa, Inc.	632	5,467
Cliffs Natural Resources, Inc.	85	5,300
Sherwin-Williams Co.	50	4,463
Sigma-Aldrich Corp.	71	4,435
Ball Corp.	96	3,428
FMC Corp.	39	3,356
MeadWestvaco Corp.	106	3,175
Eastman Chemical Co.	80	3,125
Vulcan Materials Co.	76	2,991
Allegheny Technologies, Inc.	60	2,868
Airgas, Inc.	36	2,811
International Flavors & Fragrances, Inc.	48	2,516
United States Steel Corp.	85	2,249
Owens-Illinois, Inc.*	97	1,880
Bemis Company, Inc.	60	1,805
Sealed Air Corp.	100	1,721
Titanium Metals Corp.	49	734

Total Materials		234,947

46 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

S&P 500 2x STRATEGY FUND

	SHARES	VALUE
TELECOMMUNICATION SERVICES - 0.9%
AT&T, Inc.	3,505	$105,991
Verizon Communications, Inc.	1,675	67,201
American Tower Corp. — Class A	230	13,802
CenturyLink, Inc.	370	13,764
Sprint Nextel Corp.*	1,776	4,156
Windstream Corp.	349	4,097
Frontier Communications Corp.	589	3,033
MetroPCS Communications, Inc.*	170	1,476

Total Telecommunication Services		213,520

Total Common Stocks (Cost $4,059,623)		6,722,613

PREFERRED STOCKS - 0.0%
Orchard Supply Hardware — Class A*,1,5,†††	1	—

Total Preferred Stocks (Cost $49)		—

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	4	—

Total Warrants (Cost $—)		—

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[2] - 47.3%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	$4,819,658	4,819,658
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	2,053,374	2,053,374
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,965,615	1,965,615
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,965,615	1,965,615

Total Repurchase Agreements (Cost $10,804,262)		10,804,262

Total Investments - 76.7% (Cost $14,863,934)		$17,526,875

Cash & Other Assets, Less Liabilities - 23.3%		5,335,629

Total Net Assets - 100.0%		$22,862,504

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,064,975)	33	$12,024

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2012 S&P 500 Index Swap, Terminating 01/30/12[4] (Notional Value $969,759)	771	$(5,785)
Goldman Sachs International January 2012 S&P 500 Index Swap, Terminating 01/27/12[4] (Notional Value $4,856,059)	3,861	(28,855)
Barclays Bank plc January 2012 S&P 500 Index Swap, Terminating 01/31/12[4] (Notional Value $14,887,542)	11,838	(34,811)
Credit Suisse Capital, LLC January 2012 S&P 500 Index Swap, Terminating 01/31/12[4] (Notional Value $16,280,581)	12,946	(60,879)

(Total Notional Value $36,993,941)		$(130,330)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[5]	Illiquid security.

plc — Public Limited Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P 500 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $4,059,672)	$6,722,613
Repurchase agreements, at value (cost $10,804,262)	10,804,262

Total investments (cost $14,863,934)	17,526,875
Segregated cash with broker	201,415
Receivables:
Fund shares sold	5,309,420
Dividends	10,186
Securities sold	1,073

Total assets	23,048,969

LIABILITIES:
Unrealized depreciation on swap agreements	130,330
Overdraft due to custodian bank	15
Payable for:
Management fees	12,993
Variation margin	4,506
Transfer agent and administrative fees	3,609
Investor service fees	3,609
Portfolio accounting fees	1,444
Miscellaneous	29,959

Total liabilities	186,465

NET ASSETS	$22,862,504

NET ASSETS CONSIST OF:
Paid in capital	$45,664,160
Undistributed net investment income	—
Accumulated net realized loss on investments	(25,346,291)
Net unrealized appreciation on investments	2,544,635

Net assets	$22,862,504
Capital shares outstanding	211,593
Net asset value per share	$108.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$182,159
Interest	4,417

Total investment income	186,576

EXPENSES:
Management fees	161,463
Transfer agent and administrative fees	44,851
Investor service fees	44,851
Portfolio accounting fees	17,940
Custodian fees	4,706
Trustees’ fees*	1,863
Miscellaneous	40,710

Total expenses	316,384

Net investment loss	(129,808)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	520,706
Swap agreements	(1,444,729)
Futures contracts	(159,005)

Net realized loss	(1,083,028)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,041,956)
Swap agreements	(135,059)
Futures contracts	(56,376)

Net change in unrealized appreciation (depreciation)	(1,233,391)

Net realized and unrealized loss	(2,316,419)

Net decrease in net assets resulting from operations	$(2,446,227)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(129,808)	$(106,532)
Net realized gain (loss) on investments	(1,083,028)	4,122,020
Net change in unrealized appreciation (depreciation) on investments	(1,233,391)	(240,293)

Net increase (decrease) in net assets resulting from operations	(2,446,227)	3,775,195

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	318,976,204	363,397,174
Cost of shares redeemed	(314,691,287)	(375,020,497)

Net increase (decrease) from capital share transactions	4,284,917	(11,623,323)

Net increase (decrease) in net assets	1,838,690	(7,848,128)
NET ASSETS:
Beginning of year	21,023,814	28,871,942

End of year	$22,862,504	$21,023,814

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,739,869	3,884,836
Shares redeemed	(2,715,164)	(4,020,003)

Net increase (decrease) in shares	24,705	(135,167)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P 500 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$112.49	$89.65	$61.59	$192.40	$217.10

Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.55)	(.19)	.70	2.60
Net gain (loss) on investments (realized and unrealized)	(3.61)	23.39	28.76	(131.51)	(.80)

Total from investment operations	(4.44)	22.84	28.57	(130.81)	1.80

Less distributions from:
Net investment income	—	—	(.51)	—	(2.30)
Net realized gains	—	—	—	—	(24.20)

Total distributions	—	—	(.51)	—	(26.50)

Net asset value, end of period	$108.05	$112.49	$89.65	$61.59	$192.40

Total Return[b]	(3.95%)	25.47%	46.40%	(67.98%)	0.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,863	$21,024	$28,872	$26,513	$36,429

Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.59%)	(0.30%)	0.56%	1.12%
Total expenses	1.76%	1.71%	1.71%	1.67%	1.62%

Portfolio turnover rate	232%	68%	204%	305%	104%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

50 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, with the NASDAQ-100 Index up 3.66%, the NASDAQ-100® 2x Strategy Fund returned -0.68%. For the year ended December 31, 2011, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

Information Technology, which accounted for 66% of the index, and Health Care contributed most to the performance of the index during the year, while lightly weighted Industrials detracted most from return.

Apple, Inc., QUALCOMM, Inc. and Google, Inc. were among the stocks contributing the most performance to the index for the year, while Oracle Corp., Research In Motion Ltd. and Teva Pharmaceutical Industries Ltd. detracted from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including investment companies.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.4%
Microsoft Corp.	6.0%
Google, Inc. — Class A	4.6%
Oracle Corp.	3.6%
Intel Corp.	3.4%
Cisco Systems, Inc.	2.7%
QUALCOMM, Inc.	2.5%
Amazon.com, Inc.	2.2%
Amgen, Inc.	1.6%
Comcast Corp. — Class A	1.4%

Top Ten Total	38.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

NASDAQ-100® 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	-0.68%	0.80%	-3.06%
NASDAQ-100 Index	3.66%	6.05%	4.25%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  53

SCHEDULE OF INVESTMENTS	December 31, 2011

NASDAQ-100® 2x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 69.2%
INFORMATION TECHNOLOGY - 46.4%
Apple, Inc.*	5,740	$2,324,700
Microsoft Corp.	51,977	1,349,323
Google, Inc. — Class A*	1,584	1,023,106
Oracle Corp.	31,166	799,408
Intel Corp.	31,460	762,905
Cisco Systems, Inc.	33,213	600,491
QUALCOMM, Inc.	10,390	568,333
eBay, Inc.*	7,972	241,791
Baidu, Inc. ADR*	1,679	195,553
Automatic Data Processing, Inc.	3,017	162,948
Dell, Inc.*	11,104	162,452
Yahoo!, Inc.*	7,666	123,653
Cognizant Technology Solutions Corp. — Class A*	1,868	120,131
Intuit, Inc.	1,842	96,871
Broadcom Corp. — Class A*	3,000	88,080
Applied Materials, Inc.	8,140	87,179
Activision Blizzard, Inc.	7,070	87,102
Adobe Systems, Inc.*	3,030	85,658
NetApp, Inc.*	2,272	82,405
Altera Corp.	1,984	73,606
SanDisk Corp.*	1,480	72,831
Symantec Corp.*	4,555	71,286
Citrix Systems, Inc.*	1,149	69,767
Paychex, Inc.	2,237	67,356
Check Point Software Technologies Ltd.*	1,280	67,251
CA, Inc.	3,045	61,555
NVIDIA Corp.*	3,768	52,224
F5 Networks, Inc.*	490	51,999
Xilinx, Inc.	1,618	51,873
Marvell Technology Group Ltd.*	3,744	51,854
Fiserv, Inc.*	865	50,810
KLA-Tencor Corp.	1,034	49,890
Seagate Technology plc	2,870	47,068
Maxim Integrated Products, Inc.	1,798	46,820
Nuance Communications, Inc.*	1,858	46,747
Research In Motion Ltd.*	3,213	46,589
Avago Technologies Ltd.	1,518	43,809
Microchip Technology, Inc.	1,180	43,223
Autodesk, Inc.*	1,401	42,492
Linear Technology Corp.	1,408	42,282
Electronic Arts, Inc.*	2,048	42,189
Micron Technology, Inc.*	6,104	38,394
Akamai Technologies, Inc.*	1,108	35,766
VeriSign, Inc.	980	35,006
BMC Software, Inc.*	1,055	34,583
Lam Research Corp.*	740	27,395
Flextronics International Ltd.*	4,406	24,938
Infosys Ltd. ADR	481	24,714

Total Information Technology		10,376,406

CONSUMER DISCRETIONARY - 10.6%
Amazon.com, Inc.*	2,808	486,065
Comcast Corp. — Class A	12,934	306,665
Starbucks Corp.	4,603	211,784
News Corp. — Class A	10,644	189,889
DIRECTV — Class A*	4,362	186,519
Priceline.com, Inc.*	306	143,119
Bed Bath & Beyond, Inc.*	1,515	87,825
Wynn Resorts Ltd.	773	85,409
Ross Stores, Inc.	1,428	67,873
O’Reilly Automotive, Inc.*	790	63,161
Dollar Tree, Inc.*	737	61,252
Staples, Inc.	4,317	59,963
Mattel, Inc.	2,089	57,991
Liberty Interactive Corp. — Class A*	3,467	56,217
Garmin Ltd.	1,200	47,772
Apollo Group, Inc. — Class A*	803	43,258
Sirius XM Radio, Inc.*	23,169	42,168
Virgin Media, Inc.	1,861	39,788
Fossil, Inc.*	390	30,950
Netflix, Inc.*	340	23,559
Expedia, Inc.	749	21,721
Ctrip.com International Ltd. ADR*	913	21,364
Sears Holdings Corp.*	658	20,911
TripAdvisor, Inc.*	749	18,870
Orchard Supply Hardware Stores Corp. — Class A*,[5],†††	28	210

Total Consumer Discretionary		2,374,303

HEALTH CARE - 7.8%
Amgen, Inc.	5,411	347,440
Gilead Sciences, Inc.*	4,636	189,751
Celgene Corp.*	2,738	185,089
Teva Pharmaceutical Industries Ltd. ADR	4,325	174,557
Biogen Idec, Inc.*	1,500	165,075
Express Scripts, Inc.*	2,999	134,025
Intuitive Surgical, Inc.*	236	109,270
Alexion Pharmaceuticals, Inc.*	1,140	81,510
Cerner Corp.*	1,046	64,068
Mylan, Inc.*	2,635	56,547
Perrigo Co.	575	55,948
Vertex Pharmaceuticals, Inc.*	1,290	42,841
Life Technologies Corp.*	1,101	42,840
Henry Schein, Inc.*	553	35,630
DENTSPLY International, Inc.	879	30,756
Warner Chilcott plc — Class A*	1,567	23,709

Total Health Care		1,739,056

54 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

NASDAQ-100® 2x STRATEGY FUND

	SHARES	VALUE
CONSUMER STAPLES - 1.8%
Costco Wholesale Corp.	2,677	$223,048
Whole Foods Market, Inc.	1,108	77,095
Hansen Natural Corp.*	540	49,756
Green Mountain Coffee Roasters, Inc.*	957	42,921

Total Consumer Staples		392,820

INDUSTRIALS - 1.5%
PACCAR, Inc.	2,213	82,921
Fastenal Co.	1,826	79,632
CH Robinson Worldwide, Inc.	1,010	70,478
Expeditors International of Washington, Inc.	1,307	53,535
Stericycle, Inc.*	522	40,674
First Solar, Inc.*	529	17,859

Total Industrials		345,099

TELECOMMUNICATION SERVICES - 0.7%
Vodafone Group plc ADR	5,680	159,210

MATERIALS - 0.4%
Sigma-Aldrich Corp.	747	46,658
Randgold Resources Ltd. ADR	357	36,450

Total Materials		83,108

Total Common Stocks (Cost $10,217,505)		15,470,002

PREFERRED STOCKS - 0.0%
Orchard Supply Hardware — Class A*,1,[5],†††	28	—

Total Preferred Stocks (Cost $1,225)		—

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[2] - 27.1%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	$4,264,748	4,264,748
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	611,331	611,331
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	585,203	585,203
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	$585,203	585,203

Total Repurchase Agreements (Cost $6,046,485)		6,046,485

Total Investments - 96.3% (Cost $16,265,215)		$21,516,487

Cash & Other Assets, Less Liabilities - 3.7%		823,629

Total Net Assets - 100.0%		$22,340,116

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $1,045,005)	23	$22,768

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2012 NASDAQ-100 Index Swap, Terminating 01/30/12[4] (Notional Value $571,802)	251	$(3,809)
Barclays Bank plc January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[4] (Notional Value $2,250,524)	988	(7,007)
Credit Suisse Capital, LLC January 2012 NASDAQ-100 Index Swap, Terminating 01/31/12[4] (Notional Value $8,341,847)	3,662	(21,022)
Goldman Sachs International January 2012 NASDAQ-100 Index Swap, Terminating 01/27/12[4] (Notional Value $17,080,402)	7,499	(113,379)

(Total Notional Value $28,244,575)		$(145,217)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
[5]	Illiquid security.

ADR — American Depositary Receipt

plc — Public limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 55

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $10,218,730)	$15,470,002
Repurchase agreements, at value (cost $6,046,485)	6,046,485

Total investments (cost $16,265,215)	21,516,487
Segregated cash with broker	229,760
Receivables:
Fund shares sold	805,496
Dividends	10,612

Total assets	22,562,355

LIABILITIES:
Unrealized depreciation on swap agreements	145,217
Overdraft due to custodian bank	148
Payable for:
Management fees	16,559
Transfer agent and administrative fees	4,600
Investor service fees	4,600
Variation margin	2,530
Portfolio accounting fees	1,840
Fund shares redeemed	637
Miscellaneous	46,108

Total liabilities	222,239

NET ASSETS	$22,340,116

NET ASSETS CONSIST OF:
Paid in capital	$23,947,373
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,736,080)
Net unrealized appreciation on investments	5,128,823

Net assets	$22,340,116
Capital shares outstanding	1,079,833
Net asset value per share	$20.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $58)	$125,190
Interest	6,684

Total investment income	131,874

EXPENSES:
Management fees	242,184
Transfer agent and administrative fees	67,273
Investor service fees	67,273
Portfolio accounting fees	26,909
Custodian fees	6,770
Trustees’ fees*	2,787
Miscellaneous	70,008

Total expenses	483,204

Net investment loss	(351,330)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,806,320
Swap agreements	(1,582,554)
Futures contracts	(720,564)

Net realized loss	(496,798)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,388,046)
Swap agreements	76,560
Futures contracts	(44,577)

Net change in unrealized appreciation (depreciation)	(1,356,063)

Net realized and unrealized loss	(1,852,861)

Net decrease in net assets resulting from operations	$(2,204,191)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(351,330)	$(306,098)
Net realized gain (loss) on investments	(496,798)	12,173,138
Net change in unrealized appreciation (depreciation) on investments	(1,356,063)	(5,279,221)

Net increase (decrease) in net assets resulting from operations	(2,204,191)	6,587,819

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(3,561,876)	—

Total distributions to shareholders	(3,561,876)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	173,420,325	235,719,363
Distributions reinvested	3,561,876	—
Cost of shares redeemed	(182,983,002)	(244,312,378)

Net decrease from capital share transactions	(6,000,801)	(8,593,015)

Net decrease in net assets	(11,766,868)	(2,005,196)
NET ASSETS:
Beginning of year	34,106,984	36,112,180

End of year	$22,340,116	$34,106,984

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	6,781,085	12,584,632
Shares issued from reinvestment of distributions	162,125	—
Shares redeemed	(7,258,388)	(13,211,686)

Net decrease in shares	(315,178)	(627,054)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$24.45	$17.86	$8.20	$29.98	$23.46

Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.22)	(.14)	(.10)	.13
Net gain (loss) on investments (realized and unrealized)	.39	6.81	9.80	(21.66)	6.49

Total from investment operations	.06	6.59	9.66	(21.76)	6.62

Less distributions from:
Net investment income	—	—	—	(.02)	(.10)
Net realized gains	(3.82)	—	—	—	—

Total distributions	(3.82)	—	—	(.02)	(.10)

Net asset value, end of period	$20.69	$24.45	$17.86	$8.20	$29.98

Total Return[b]	(0.68%)	36.90%	117.80%	(72.60%)	28.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,340	$34,107	$36,112	$23,347	$65,069

Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.16%)	(1.19%)	(0.53%)	0.45%
Total expenses	1.80%	1.74%	1.75%	1.72%	1.66%

Portfolio turnover rate	22%	92%	80%	175%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

58 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, the Mid-Cap 1.5x Strategy Fund returned -7.59%. Over the year, its benchmark, the S&P MidCap 400® Index, returned -1.73%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Utilities and Consumer Staples provided the most performance to the index during the year. Information Technology and Energy were the largest detractors from performance.

Dollar Tree, Inc., Perrigo Co. and Hansen Natural Corp. contributed the most performance to the index for the year. Cree, Inc., Rovi Corp and Arch Coal, Inc. were the largest detractors from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Holdings Diversification (Market Exposure as % of

Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Kansas City Southern	0.6%
Hansen Natural Corp.	0.5%
Vertex Pharmaceuticals, Inc.	0.5%
AMETEK, Inc.	0.5%
Macerich Co.	0.5%
Church & Dwight Company, Inc.	0.5%
Green Mountain Coffee Roasters, Inc.	0.4%
Henry Schein, Inc.	0.4%
Federal Realty Investment Trust	0.4%
SL Green Realty Corp.	0.4%

Top Ten Total	4.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

MID-CAP 1.5x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	-7.59%	-1.95%	4.86%
S&P MidCap 400 Index	-1.73%	3.32%	7.04%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 79.7%
FINANCIALS - 16.5%
Macerich Co.	1,240	$62,744
Federal Realty Investment Trust	598	54,268
SL Green Realty Corp.	810	53,978
UDR, Inc.	2,066	51,857
New York Community Bancorp, Inc.	4,118	50,940
Rayonier, Inc.	1,138	50,789
Affiliated Managers Group, Inc.*	496	47,591
Essex Property Trust, Inc.	320	44,963
Realty Income Corp.	1,250	43,700
Everest Re Group Ltd.	507	42,634
Camden Property Trust	670	41,701
Alexandria Real Estate Equities, Inc.	580	40,003
MSCI, Inc. — Class A*	1,140	37,540
WR Berkley Corp.	1,050	36,109
Reinsurance Group of America, Inc. — Class A	690	36,053
Arthur J Gallagher & Co.	1,070	35,781
BRE Properties, Inc.	700	35,336
Senior Housing Properties Trust	1,530	34,333
Liberty Property Trust	1,088	33,597
Taubman Centers, Inc.	540	33,534
Fidelity National Financial, Inc. — Class A	2,065	32,895
Regency Centers Corp.	850	31,977
Cullen	570	30,159
Raymond James Financial, Inc.	960	29,722
Transatlantic Holdings, Inc.	538	29,445
HCC Insurance Holdings, Inc.	1,070	29,425
Duke Realty Corp.	2,380	28,679
Commerce Bancshares, Inc.	749	28,552
First Niagara Financial Group, Inc.	3,278	28,289
American Campus Communities, Inc.	670	28,113
East West Bancorp, Inc.	1,400	27,650
American Financial Group, Inc.	730	26,930
Hospitality Properties Trust	1,166	26,795
Signature Bank*	440	26,396
Home Properties, Inc.	450	25,906
National Retail Properties, Inc.	975	25,720
Eaton Vance Corp.	1,084	25,626
Hancock Holding Co.	800	25,576
Jones Lang LaSalle, Inc.	410	25,117
Weingarten Realty Investors	1,140	24,875
Brown & Brown, Inc.	1,098	24,848
SEI Investments Co.	1,384	24,012
Old Republic International Corp.	2,410	22,341
Mack-Cali Realty Corp.	817	21,806
Valley National Bancorp	1,757	21,734
Highwoods Properties, Inc.	680	20,176
Waddell & Reed Financial, Inc. — Class A	800	19,816
Bank of Hawaii Corp.	440	19,576
SVB Financial Group*	410	19,553
City National Corp.	440	19,439
Jefferies Group, Inc.	1,370	18,837
Omega Healthcare Investors, Inc.	970	18,770
Fulton Financial Corp.	1,880	18,443
Associated Banc-Corp.	1,630	18,207
Protective Life Corp.	781	17,619
Aspen Insurance Holdings Ltd.	658	17,437
Prosperity Bancshares, Inc.	430	17,350
FirstMerit Corp.	1,026	15,523
Mercury General Corp.	340	15,511
StanCorp Financial Group, Inc.	419	15,398
TCF Financial Corp.	1,480	15,274
Hanover Insurance Group, Inc.	420	14,679
Trustmark Corp.	600	14,574
Corporate Office Properties Trust	680	14,457
Washington Federal, Inc.	1,010	14,130
Webster Financial Corp.	690	14,069
Kemper Corp.	470	13,729
First American Financial Corp.	987	12,505
Apollo Investment Corp.	1,850	11,914
Westamerica Bancorporation	270	11,853
Potlatch Corp.	377	11,728
Janus Capital Group, Inc.	1,761	11,112
Cathay General Bancorp	736	10,988
Synovus Financial Corp.	7,390	10,420
Greenhill & Company, Inc.	270	9,820
Equity One, Inc.	563	9,560
International Bancshares Corp.	500	9,167
BancorpSouth, Inc.	677	7,461
Astoria Financial Corp.	790	6,707

Total Financials		2,035,841

INDUSTRIALS - 13.3%
Kansas City Southern*	1,039	70,662
AMETEK, Inc.	1,510	63,571
Donaldson Company, Inc.	700	47,656
AGCO Corp.*	920	39,532
KBR, Inc.	1,400	39,018
J.B. Hunt Transport Services, Inc.	844	38,039
BE Aerospace, Inc.*	966	37,394
Hubbell, Inc. — Class B	550	36,773
Gardner Denver, Inc.	477	36,758
Waste Connections, Inc.	1,055	34,963
Kirby Corp.*	520	34,237
Wabtec Corp.	447	31,268
Pentair, Inc.	930	30,960
Lincoln Electric Holdings, Inc.	790	30,905

62 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
MSC Industrial Direct Co., Inc. — Class A	430	$30,766
Timken Co.	790	30,581
IDEX Corp.	788	29,243
Towers Watson & Co. — Class A	485	29,066
SPX Corp.	480	28,930
Clean Harbors, Inc.*	440	28,041
Manpower, Inc.	770	27,527
Kennametal, Inc.	752	27,463
Thomas & Betts Corp.*	488	26,645
URS Corp.*	750	26,340
Alaska Air Group, Inc.*	337	25,305
Carlisle Companies, Inc.	570	25,251
Fortune Brands Home & Security, Inc.*	1,467	24,983
Copart, Inc.*	503	24,089
Triumph Group, Inc.	404	23,614
CLARCOR, Inc.	470	23,495
Nordson Corp.	563	23,184
Woodward, Inc.	560	22,921
Graco, Inc.	557	22,776
Trinity Industries, Inc.	750	22,545
AECOM Technology Corp.*	1,088	22,380
Crane Co.	460	21,487
Landstar System, Inc.	444	21,276
Acuity Brands, Inc.	401	21,253
Regal-Beloit Corp.	390	19,878
GATX Corp.	439	19,167
Valmont Industries, Inc.	210	19,066
Corrections Corporation of America*	934	19,026
Oshkosh Corp.*	858	18,344
Alliant Techsystems, Inc.	310	17,720
Watsco, Inc.	269	17,663
United Rentals, Inc.*	588	17,375
ITT Corp.	871	16,836
Shaw Group, Inc.*	615	16,543
Lennox International, Inc.	485	16,369
Esterline Technologies Corp.*	290	16,231
FTI Consulting, Inc.*	382	16,204
Alexander & Baldwin, Inc.	390	15,920
Exelis, Inc.	1,741	15,756
Harsco Corp.	756	15,558
Con-way, Inc.	520	15,163
Huntington Ingalls Industries, Inc.*	460	14,389
Terex Corp.*	1,028	13,888
Rollins, Inc.	610	13,554
UTI Worldwide, Inc.	970	12,891
General Cable Corp.*	496	12,405
Corporate Executive Board Co.	314	11,963
Brink’s Co.	440	11,827
HNI Corp.	420	10,962
Deluxe Corp.	480	10,925
Herman Miller, Inc.	550	10,148
JetBlue Airways Corp.*	1,920	9,984
Werner Enterprises, Inc.	408	9,833
Mine Safety Appliances Co.	290	9,605
Granite Construction, Inc.	330	7,828
Korn*	450	7,677

Total Industrials		1,641,595

INFORMATION TECHNOLOGY - 12.2%
Trimble Navigation Ltd.*	1,160	50,344
ANSYS, Inc.*	870	49,834
Alliance Data Systems Corp.*	470	48,805
Equinix, Inc.*	450	45,630
Avnet, Inc.*	1,400	43,526
Rackspace Hosting, Inc.*	980	42,150
Lam Research Corp.*	1,126	41,685
Arrow Electronics, Inc.*	1,057	39,542
Factset Research Systems, Inc.	425	37,094
Informatica Corp.*	1,000	36,930
Synopsys, Inc.*	1,347	36,638
TIBCO Software, Inc.*	1,520	36,343
MICROS Systems, Inc.*	757	35,261
Atmel Corp.*	4,350	35,235
Global Payments, Inc.	741	35,109
VeriFone Systems, Inc.*	988	35,094
Riverbed Technology, Inc.*	1,460	34,310
Gartner, Inc.*	898	31,223
Solera Holdings, Inc.	668	29,753
Skyworks Solutions, Inc.*	1,770	28,709
Jack Henry & Associates, Inc.	820	27,560
Polycom, Inc.*	1,668	27,188
Cadence Design Systems, Inc.*	2,560	26,624
Broadridge Financial Solutions, Inc.	1,167	26,316
Ingram Micro, Inc. — Class A*	1,444	26,266
Rovi Corp.*	1,036	25,465
Cypress Semiconductor Corp.*	1,457	24,609
NCR Corp.*	1,482	24,394
Cree, Inc.*	1,088	23,980
National Instruments Corp.	870	22,576
Concur Technologies, Inc.*	438	22,246
NeuStar, Inc. — Class A*	613	20,946
Parametric Technology Corp.*	1,097	20,031
Tech Data Corp.*	384	18,973
ADTRAN, Inc.	596	17,975
Diebold, Inc.	593	17,832
Zebra Technologies Corp. — Class A*	489	17,496
Compuware Corp.*	2,057	17,114
Silicon Laboratories, Inc.*	390	16,934
Semtech Corp.*	620	15,388
Plantronics, Inc.	414	14,755
Convergys Corp.*	1,129	14,417
DST Systems, Inc.	316	14,384
Fairchild Semiconductor International, Inc. — Class A*	1,187	14,291
QLogic Corp.*	948	14,220

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
RF Micro Devices, Inc.*	2,617	$14,132
AOL, Inc.*	915	13,817
Itron, Inc.*	380	13,593
Vishay Intertechnology, Inc.*	1,482	13,323
CoreLogic, Inc.*	1,002	12,956
ValueClick, Inc.*	780	12,706
International Rectifier Corp.*	650	12,623
Intersil Corp. — Class A	1,188	12,403
Lender Processing Services, Inc.	794	11,966
Mentor Graphics Corp.*	878	11,906
Fair Isaac Corp.	330	11,827
Ciena Corp.*	910	11,011
Quest Software, Inc.*	529	9,839
Monster Worldwide, Inc.*	1,210	9,595
ACI Worldwide, Inc.*	320	9,165
Acxiom Corp.*	741	9,048
MEMC Electronic Materials, Inc.*	2,170	8,550
Advent Software, Inc.*	303	7,381
Integrated Device Technology, Inc.*	1,334	7,284
Tellabs, Inc.	1,753	7,082
Mantech International Corp. — Class A	220	6,873

Total Information Technology		1,512,275

CONSUMER DISCRETIONARY - 10.3%
PetSmart, Inc.	1,043	53,495
Advance Auto Parts, Inc.	680	47,348
Tractor Supply Co.	670	47,001
PVH Corp.	640	45,114
LKQ Corp.*	1,379	41,480
Gentex Corp.	1,350	39,946
Panera Bread Co. — Class A*	279	39,465
Fossil, Inc.*	490	38,886
Williams-Sonoma, Inc.	973	37,460
Polaris Industries, Inc.	649	36,331
Signet Jewelers Ltd.	820	36,047
Foot Locker, Inc.	1,441	34,353
Dick’s Sporting Goods, Inc.	910	33,561
Mohawk Industries, Inc.*	540	32,319
NVR, Inc.*	44	30,184
Tupperware Brands Corp.	538	30,112
Toll Brothers, Inc.*	1,380	28,180
American Eagle Outfitters, Inc.	1,827	27,935
Deckers Outdoor Corp.*	359	27,130
Under Armour, Inc. — Class A*	340	24,409
Service Corporation International	2,143	22,823
Brinker International, Inc.	761	20,364
Rent-A-Center, Inc.	549	20,313
AMC Networks, Inc. — Class A*	540	20,293
Hanesbrands, Inc.*	920	20,111
John Wiley & Sons, Inc. — Class A	450	19,980
Warnaco Group, Inc.*	377	18,865
Aaron’s, Inc.	707	18,863
Ascena Retail Group, Inc.*	634	18,842
Guess?, Inc.	630	18,787
Life Time Fitness, Inc.*	398	18,606
Sotheby’s	640	18,259
Chico’s FAS, Inc.	1,580	17,601
Bally Technologies, Inc.*	400	15,824
Lamar Advertising Co. — Class A*	550	15,125
Cheesecake Factory, Inc.*	512	15,027
Wendy’s Co.	2,788	14,944
Saks, Inc.*	1,506	14,683
HSN, Inc.	377	13,670
ANN, Inc.*	496	12,291
Aeropostale, Inc.*	756	11,529
Meredith Corp.	350	11,428
Thor Industries, Inc.	407	11,164
DreamWorks Animation SKG, Inc. — Class A*	669	11,102
WMS Industries, Inc.*	524	10,752
ITT Educational Services, Inc.*	187	10,638
99 Cents Only Stores*	450	9,877
Strayer Education, Inc.	99	9,622
Bob Evans Farms, Inc.	279	9,358
RadioShack Corp.	940	9,127
Regis Corp.	540	8,937
New York Times Co. — Class A*	1,140	8,812
Matthews International Corp. — Class A	260	8,172
Collective Brands, Inc.*	567	8,148
Valassis Communications, Inc.*	415	7,980
Scholastic Corp.	230	6,893
International Speedway Corp. — Class A	270	6,845
MDC Holdings, Inc.	354	6,241
Office Depot, Inc.*	2,645	5,687
Barnes & Noble, Inc.*	380	5,502
Scientific Games Corp. — Class A*	545	5,287
American Greetings Corp. — Class A	380	4,754
KB Home	680	4,570

Total Consumer Discretionary		1,278,452

HEALTH CARE - 8.0%
Vertex Pharmaceuticals, Inc.*	1,960	65,092
Henry Schein, Inc.*	848	54,637
Mettler-Toledo International, Inc.*	297	43,870
Hologic, Inc.*	2,480	43,425
IDEXX Laboratories, Inc.*	529	40,712
Regeneron Pharmaceuticals, Inc.*	710	39,355

64 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
Endo Pharmaceuticals Holdings, Inc.*	1,100	$37,983
Omnicare, Inc.	1,079	37,172
Universal Health Services, Inc. — Class B	910	35,363
ResMed, Inc.*	1,389	35,281
Allscripts Healthcare Solutions, Inc.*	1,783	33,770
Mednax, Inc.*	459	33,053
Cooper Companies, Inc.	450	31,734
AMERIGROUP Corp.*	452	26,704
Gen-Probe, Inc.*	441	26,072
Covance, Inc.*	568	25,969
HMS Holdings Corp.*	800	25,584
Catalyst Health Solutions, Inc.*	470	24,440
Techne Corp.	350	23,891
Health Net, Inc.*	780	23,728
Teleflex, Inc.	380	23,290
United Therapeutics Corp.*	490	23,152
Lincare Holdings, Inc.	832	21,391
WellCare Health Plans, Inc.*	400	21,000
Hill-Rom Holdings, Inc.	585	19,709
Medicis Pharmaceutical Corp. — Class A	590	19,617
Thoratec Corp.*	560	18,794
Bio-Rad Laboratories, Inc. — Class A*	186	17,863
Health Management Associates, Inc. — Class A*	2,390	17,614
LifePoint Hospitals, Inc.*	455	16,903
Owens & Minor, Inc.	600	16,674
STERIS Corp.	550	16,401
VCA Antech, Inc.*	820	16,195
Community Health Systems, Inc.*	850	14,832
Charles River Laboratories International, Inc.*	467	12,763
Masimo Corp.*	570	10,650

Total Health Care		994,683

ENERGY - 5.5%
Cimarex Energy Co.	810	50,139
Southern Union Co.	1,170	49,269
Plains Exploration & Production Co.*	1,330	48,838
Oceaneering International, Inc.	1,020	47,053
HollyFrontier Corp.	1,960	45,864
SM Energy Co.	600	43,860
Oil States International, Inc.*	480	36,658
Dresser-Rand Group, Inc.*	713	35,586
Energen Corp.	680	34,000
Patterson-UTI Energy, Inc.	1,450	28,971
Arch Coal, Inc.	1,990	28,875
World Fuel Services Corp.	670	28,127
Tidewater, Inc.	490	24,157
CARBO Ceramics, Inc.	180	22,199
Superior Energy Services, Inc.*	750	21,330
Dril-Quip, Inc.*	319	20,997
Atwood Oceanics, Inc.*	527	20,969
Unit Corp.*	390	18,096
Helix Energy Solutions Group, Inc.*	990	15,642
Bill Barrett Corp.*	440	14,991
Forest Oil Corp.*	1,057	14,322
Northern Oil and Gas, Inc.*	590	14,148
Quicksilver Resources, Inc.*	1,130	7,582
Patriot Coal Corp.*	858	7,267
Comstock Resources, Inc.*	450	6,885

Total Energy		685,825

MATERIALS - 5.4%
Albemarle Corp.	834	42,959
Ashland, Inc.	733	41,898
Rock-Tenn Co. — Class A	660	38,082
Reliance Steel & Aluminum Co.	708	34,473
Valspar Corp.	879	34,255
Temple-Inland, Inc.	1,030	32,661
Martin Marietta Materials, Inc.	430	32,426
Aptargroup, Inc.	618	32,241
Sonoco Products Co.	940	30,982
RPM International, Inc.	1,230	30,196
Domtar Corp.	346	27,666
Steel Dynamics, Inc.	2,060	27,089
Packaging Corporation of America	920	23,221
Carpenter Technology Corp.	417	21,467
Compass Minerals International, Inc.	310	21,344
Cytec Industries, Inc.	470	20,985
Cabot Corp.	604	19,413
Scotts Miracle-Gro Co. — Class A	402	18,769
Silgan Holdings, Inc.	470	18,161
Sensient Technologies Corp.	476	18,040
NewMarket Corp.	90	17,830
Commercial Metals Co.	1,087	15,033
Olin Corp.	750	14,737
Greif, Inc. — Class A	290	13,210
Intrepid Potash, Inc.*	490	11,089
Louisiana-Pacific Corp.*	1,279	10,322
Minerals Technologies, Inc.	166	9,384
Worthington Industries, Inc.	504	8,256

Total Materials		666,189

UTILITIES - 4.7%
OGE Energy Corp.	920	52,173
Alliant Energy Corp.	1,050	46,316
NSTAR	979	45,974
National Fuel Gas Co.	776	43,130
MDU Resources Group, Inc.	1,777	38,134
N.V. Energy, Inc.	2,219	36,281
Questar Corp.	1,670	33,166
UGI Corp.	1,089	32,017

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
Westar Energy, Inc.	1,100	$31,658
Aqua America, Inc.	1,309	28,863
Atmos Energy Corp.	850	28,347
Great Plains Energy, Inc.	1,278	27,835
Hawaiian Electric Industries, Inc.	900	23,832
Vectren Corp.	770	23,277
Cleco Corp.	570	21,717
WGL Holdings, Inc.	480	21,226
IDACORP, Inc.	470	19,933
PNM Resources, Inc.	751	13,691
Black Hills Corp.	370	12,425

Total Utilities		579,995

CONSUMER STAPLES - 3.4%
Hansen Natural Corp.*	709	65,327
Church & Dwight Company, Inc.	1,350	61,776
Green Mountain Coffee Roasters, Inc.*	1,220	54,717
Energizer Holdings, Inc.*	631	48,890
Ralcorp Holdings, Inc.*	520	44,460
Smithfield Foods, Inc.*	1,540	37,391
Corn Products International, Inc.	709	37,286
Flowers Foods, Inc.	1,060	20,119
Ruddick Corp.	460	19,614
Lancaster Colony Corp.	190	13,175
Universal Corp.	210	9,652
Tootsie Roll Industries, Inc.	239	5,657

Total Consumer Staples		418,064

TELECOMMUNICATION SERVICES - 0.4%
tw telecom, Inc. — Class A*	1,410	27,326
Telephone & Data Systems, Inc.	870	22,524

Total Telecommunication Services		49,850

Total Common Stocks (Cost $8,363,330)		9,862,769

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	155	3

Total Warrants (Cost $—)		3

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[1] - 48.1%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[2]	$1,742,847	1,742,847
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,443,030	1,443,030
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,381,357	1,381,357
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,381,357	1,381,357

Total Repurchase Agreements (Cost $5,948,591)		5,948,591

Total Investments - 127.8% (Cost $14,311,921)		$15,811,363

Liabilities, Less Cash & Other Assets - (27.8)%		(3,442,971)

Total Net Assets - 100.0%		$12,368,392

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $2,273,440)	26	$80,659

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2012 S&P MidCap 400 Index Swap, Terminating 01/31/12[3] (Notional Value $467,982)	532	$(2,121)
Morgan Stanley Capital Services, Inc. January 2012 S&P MidCap 400 Index Swap, Terminating 01/30/12[3] (Notional Value $263,486)	300	(2,342)
Barclays Bank plc January 2012 S&P MidCap 400 Index Swap, Terminating 01/31/12[3] (Notional Value $4,539,521)	5,164	(7,219)
Goldman Sachs International January 2012 S&P MidCap 400 Index Swap, Terminating 01/27/12[3] (Notional Value $1,083,627)	1,233	(9,592)

(Total Notional Value $6,354,616)		$(21,274)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

plc — Public Limited Company

66 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $8,363,330)	$9,862,772
Repurchase agreements, at value (cost $5,948,591)	5,948,591

Total investments (cost $14,311,921)	15,811,363
Segregated cash with broker	770,186
Receivables:
Fund shares sold	449,236
Dividends	9,020
Securities sold	4,004

Total assets	17,043,809

LIABILITIES:
Unrealized depreciation on swap agreements	21,274
Payable for:
Securities purchased	2,479,874
Fund shares redeemed	2,073,341
Variation margin	58,463
Management fees	10,348
Transfer agent and administrative fees	2,874
Investor service fees	2,874
Portfolio accounting fees	1,150
Miscellaneous	25,219

Total liabilities	4,675,417

NET ASSETS	$12,368,392

NET ASSETS CONSIST OF:
Paid in capital	$18,902,047
Undistributed net investment income	—
Accumulated net realized loss on investments	(8,092,482)
Net unrealized appreciation on investments	1,558,827

Net assets	$12,368,392
Capital shares outstanding	651,264
Net asset value per share	$18.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$127,719
Interest	2,375

Total investment income	130,094

EXPENSES:
Management fees	133,793
Transfer agent and administrative fees	37,165
Investor service fees	37,165
Portfolio accounting fees	14,866
Custodian fees	3,720
Trustees’ fees*	1,499
Miscellaneous	34,509

Total expenses	262,717

Net investment loss	(132,623)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	366,738
Swap agreements	(718,909)
Futures contracts	243,794

Net realized loss	(108,377)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,208,436)
Swap agreements	23,582
Futures contracts	(16,542)

Net change in unrealized appreciation (depreciation)	(1,201,396)

Net realized and unrealized loss	(1,309,773)

Net decrease in net assets resulting from operations	$(1,442,396)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 67

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(132,623)	$(112,459)
Net realized gain (loss) on investments	(108,377)	2,379,850
Net change in unrealized appreciation (depreciation) on investments	(1,201,396)	1,550,747

Net increase (decrease) in net assets resulting from operations	(1,442,396)	3,818,138

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	97,127,253	104,638,982
Cost of shares redeemed	(103,876,009)	(102,273,776)

Net increase (decrease) from capital share transactions	(6,748,756)	2,365,206

Net increase (decrease) in net assets	(8,191,152)	6,183,344
NET ASSETS:
Beginning of year	20,559,544	14,376,200

End of year	$12,368,392	$20,559,544

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	4,625,219	6,201,083
Shares redeemed	(4,974,156)	(6,162,822)

Net increase (decrease) in shares	(348,937)	38,261

68 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$20.56	$14.95	$9.81	$21.72	$24.20

Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.13)	(.07)	.01	.28
Net gain (loss) on investments (realized and unrealized)	(1.38)	5.74	5.22	(11.92)	.65

Total from investment operations	(1.57)	5.61	5.15	(11.91)	.93

Less distributions from:
Net investment income	—	—	(.01)	—	(.40)
Net realized gains	—	—	—	—	(3.01)

Total distributions	—	—	(.01)	—	(3.41)

Net asset value, end of period	$18.99	$20.56	$14.95	$9.81	$21.72

Total Return[b]	(7.59%)	37.55%	52.40%	(54.83%)	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,368	$20,560	$14,376	$13,150	$27,893

Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.78%)	(0.58%)	0.07%	1.05%
Total expenses	1.77%	1.71%	1.71%	1.66%	1.64%

Portfolio turnover rate	222%	176%	61%	163%	368%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Inverse Mid-Cap Strategy Fund returned -7.34%. Over the year, its benchmark, the S&P MidCap 400® Index, returned -1.73%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Utilities and Consumer Staples provided the most performance to the index during the year. Information Technology and Energy were the largest detractors from performance.

Dollar Tree, Inc., Perrigo Co. and Hansen Natural Corp. contributed the most performance to the index for the year. Cree, Inc., Rovi Corp and Arch Coal, Inc. were the largest detractors from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Holdings Diversification (Market Exposure as % of

Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

70  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

INVERSE MID-CAP STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
Inverse Mid-Cap Strategy Fund	-7.34%	-10.00%	-9.66%
S&P MidCap 400 Index	-1.73%	3.32%	6.84%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  71

SCHEDULE OF INVESTMENTS	December 31, 2011

INVERSE MID-CAP STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 26.3%
Freddie Mac[1] 0.01% due 01/09/12	$100,000	$100,000
Federal Home Loan Bank[2] 0.01% due 02/29/12	100,000	99,997
Farmer Mac[2] 0.02% due 03/27/12	100,000	99,995

Total Federal Agency Discount Notes (Cost $299,993)		299,992

REPURCHASE AGREEMENTS††,[3] - 66.1%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[4]	437,074	437,074
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	108,896	108,896
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	104,241	104,241
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	104,241	104,241

Total Repurchase Agreements (Cost $754,452)		754,452

Total Investments – 92.4% (Cost $1,054,445)		$1,054,444

Cash & Other Assets, Less Liabilities – 7.6%		86,780

Total Net Assets – 100.0%		$1,141,224

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS SOLD SHORT†
March 2012 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $87,440)	1	$1,377

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International January 2012 S&P MidCap 400 Index Swap, Terminating 01/27/12[5] (Notional Value $576,698)	656	$5,097
Morgan Stanley Capital Services, Inc. January 2012 S&P MidCap 400 Index Swap, Terminating 01/30/12[5] (Notional Value $158,326)	180	1,394
Credit Suisse Capital, LLC January 2012 S&P MidCap 400 Index Swap, Terminating 01/31/12[5] (Notional Value $247,959)	282	1,124
Barclays Bank plc January 2012 S&P MidCap 400 Index Swap, Terminating 01/31/12[5] (Notional Value $80,147)	91	365

(Total Notional Value $1,063,130)		$7,980

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

plc — Public Limited Company

72 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $299,993)	$299,992
Repurchase agreements, at value (cost $754,452)	754,452

Total investments (cost $1,054,445)	1,054,444
Segregated cash with broker	82,345
Unrealized appreciation on swap agreements	7,980
Receivables:
Fund shares sold	1,585
Variation margin	630

Total assets	1,146,984

LIABILITIES:
Payable for:
Management fees	1,438
Transfer agent and administrative fees	400
Investor service fees	400
Fund shares redeemed	170
Portfolio accounting fees	160
Miscellaneous	3,192

Total liabilities	5,760

NET ASSETS	$1,141,224

NET ASSETS CONSIST OF:
Paid in capital	$4,112,712
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,980,844)
Net unrealized appreciation on investments	9,356

Net assets	$1,141,224
Capital shares outstanding	54,415
Net asset value per share	$20.97

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$787

Total investment income	787

EXPENSES:
Management fees	16,206
Transfer agent and administrative fees	4,502
Investor service fees	4,502
Portfolio accounting fees	1,800
Custodian fees	442
Trustees’ fees*	192
Miscellaneous	3,878

Total expenses	31,522

Net investment loss	(30,735)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(364,548)
Futures contracts	(3,413)

Net realized loss	(367,961)

Net change in unrealized appreciation (depreciation) on:
Investments	(1)
Swap agreements	(1,933)
Futures contracts	845

Net change in unrealized appreciation (depreciation)	(1,089)

Net realized and unrealized loss	(369,050)

Net decrease in net assets resulting from operations	$(399,785)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 73

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(30,735)	$(61,139)
Net realized loss on investments	(367,961)	(1,944,753)
Net change in unrealized appreciation (depreciation) on investments	(1,089)	150,351

Net decrease in net assets resulting from operations	(399,785)	(1,855,541)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,035,223	34,511,809
Cost of shares redeemed	(24,471,556)	(34,356,055)

Net increase (decrease) from capital share transactions	(1,436,333)	155,754

Net decrease in net assets	(1,836,118)	(1,699,787)
NET ASSETS:
Beginning of year	2,977,342	4,677,129

End of year	$1,141,224	$2,977,342

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	1,048,482	1,239,965
Shares redeemed	(1,125,608)	(1,262,816)

Net decrease in shares	(77,126)	(22,851)

74 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$22.63	$30.29	$46.80	$35.03	$36.96

Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.42)	(.61)	.05	1.06
Net gain (loss) on investments (realized and unrealized)	(1.29)	(7.24)	(15.90)	12.04	(1.81)

Total from investment operations	(1.66)	(7.66)	(16.51)	12.09	(.75)

Less distributions from:
Net investment income	—	—	—	(.32)	(1.18)

Total distributions	—	—	—	(.32)	(1.18)

Net asset value, end of period	$20.97	$22.63	$30.29	$46.80	$35.03

Total Return[b]	(7.34%)	(25.29%)	(35.28%)	34.42%	(1.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,141	$2,977	$4,677	$4,813	$3,029

Ratios to average net assets:
Net investment income (loss)	(1.71%)	(1.56%)	(1.58%)	0.12%	3.04%
Total expenses	1.75%	1.71%	1.71%	1.67%	1.67%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned -19.38%, while the Russell 2000 Index returned -4.18% over the same time period.

Among sectors, the biggest performance contributors to the index during the period were Utilities and Health Care. Information Technology and Consumer Discretionary detracted from index performance for the year.

Healthspring, Inc., Pharmasset, Inc. and Netlogic Microsystems, Inc. were the largest contributors to performance of the index for the year. Hecla Mining Co., MF Global Holdings Ltd. and Meritor, Inc. were the leading detractors for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Healthspring, Inc.	0.1%
Netlogic Microsystems, Inc.	0.1%
SuccessFactors, Inc.	0.1%
Clean Harbors, Inc.	0.1%
American Campus Communities, Inc.	0.1%
Salix Pharmaceuticals Ltd.	0.1%
Signature Bank	0.1%
Jack Henry & Associates, Inc.	0.1%
World Fuel Services Corp.	0.1%
Onyx Pharmaceuticals, Inc.	0.1%

Top Ten Total	1.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

76  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

RUSSELL 2000® 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (10/27/06)
Russell 2000® 2x Strategy Fund	-19.38%	-13.66%	-12.55%
Russell 2000 Index	-4.18%	0.15%	0.74%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns	do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  77

SCHEDULE OF INVESTMENTS	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 32.7%
FINANCIALS - 7.2%
American Campus Communities, Inc.	137	$5,749
Signature Bank*	95	5,699
Home Properties, Inc.	92	5,296
Hancock Holding Co.	157	5,019
Tanger Factory Outlet Centers	169	4,955
Mid-America Apartment Communities, Inc.	79	4,941
ProAssurance Corp.	61	4,869
National Retail Properties, Inc.	182	4,801
BioMed Realty Trust, Inc.	265	4,791
MFA Financial, Inc.	703	4,724
CBL & Associates Properties, Inc.	297	4,663
Kilroy Realty Corp.	120	4,568
Post Properties, Inc.	103	4,503
Extra Space Storage, Inc.	184	4,458
Highwoods Properties, Inc.	146	4,332
Delphi Financial Group, Inc. — Class A	96	4,253
Alterra Capital Holdings Ltd.	177	4,183
SVB Financial Group*	87	4,149
Equity Lifestyle Properties, Inc.	61	4,068
LaSalle Hotel Properties	168	4,067
Entertainment Properties Trust	92	4,021
Omega Healthcare Investors, Inc.	203	3,928
Hatteras Financial Corp.	146	3,850
Prosperity Bancshares, Inc.	95	3,833
Washington Real Estate Investment Trust	129	3,528
Colonial Properties Trust	166	3,463
Starwood Property Trust, Inc.	187	3,461
Stifel Financial Corp.*	103	3,301
FirstMerit Corp.	214	3,238
DiamondRock Hospitality Co.	332	3,200
Invesco Mortgage Capital, Inc.	225	3,161
Iberiabank Corp.	62	3,057
Trustmark Corp.	123	2,988
Webster Financial Corp.	143	2,916
Cash America International, Inc.	62	2,891
FNB Corp.	255	2,884
United Bankshares, Inc.	102	2,884
DuPont Fabros Technology, Inc.	116	2,810
Healthcare Realty Trust, Inc.	151	2,807
CNO Financial Group, Inc.*	444	2,802
Umpqua Holdings Corp.	226	2,800
Westamerica Bancorporation	62	2,722
Platinum Underwriters Holdings Ltd.	78	2,661
Northwest Bancshares, Inc.	210	2,612
First American Financial Corp.	204	2,585
RLI Corp.	35	2,550
Apollo Investment Corp.	390	2,512
DCT Industrial Trust, Inc.	489	2,504
Two Harbors Investment Corp.	269	2,486
Ezcorp, Inc. — Class A*	94	2,479
Sovran Self Storage, Inc.	58	2,475
Texas Capital Bancshares, Inc.*	78	2,388
UMB Financial Corp.	64	2,384
Knight Capital Group, Inc. — Class A*	198	2,340
Potlatch Corp.	74	2,302
Cathay General Bancorp	152	2,269
EastGroup Properties, Inc.	52	2,261
PS Business Parks, Inc.	40	2,217
Medical Properties Trust, Inc.	222	2,191
Ocwen Financial Corp.*	151	2,186
Old National Bancorp	186	2,167
Montpelier Re Holdings Ltd.	121	2,148
Susquehanna Bancshares, Inc.	256	2,145
CYS Investments, Inc.	161	2,116
Capstead Mortgage Corp.	170	2,115
National Health Investors, Inc.	48	2,111
National Penn Bancshares, Inc.	246	2,076
First Cash Financial Services, Inc.*	58	2,035
CubeSmart	191	2,032
Prospect Capital Corp.	216	2,007
First Financial Bankshares, Inc.	60	2,006
First Financial Bancorp	120	1,997
World Acceptance Corp.*	27	1,984
Pebblebrook Hotel Trust	102	1,956
Glimcher Realty Trust	211	1,941
Community Bank System, Inc.	69	1,918
Selective Insurance Group, Inc.	108	1,915
LTC Properties, Inc.	62	1,913
Wintrust Financial Corp.	68	1,907
International Bancshares Corp.	104	1,907
Sunstone Hotel Investors, Inc.*	233	1,899
MB Financial, Inc.	110	1,881
Strategic Hotels & Resorts, Inc.*	348	1,869
CVB Financial Corp.	179	1,795
Lexington Realty Trust	237	1,775
Equity One, Inc.	104	1,766
BancorpSouth, Inc.	160	1,763
MarketAxess Holdings, Inc.	58	1,746
First Industrial Realty Trust, Inc.*	167	1,708
Financial Engines, Inc.*	76	1,697
Glacier Bancorp, Inc.	141	1,696
Primerica, Inc.	70	1,627
Park National Corp.	25	1,626
DFC Global Corp.*	89	1,607
Sun Communities, Inc.	44	1,607
Government Properties Income Trust	71	1,601
Tower Group, Inc.	79	1,593
Provident Financial Services, Inc.	118	1,580
Anworth Mortgage Asset Corp.	251	1,576
Redwood Trust, Inc.	153	1,558

78 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Bank of the Ozarks, Inc.	51	$1,511
Argo Group International Holdings Ltd.	52	1,506
Education Realty Trust, Inc.	146	1,494
Acadia Realty Trust	74	1,490
NBT Bancorp, Inc.	67	1,483
Credit Acceptance Corp.*	18	1,481
Harleysville Group, Inc.	26	1,471
First Midwest Bancorp, Inc.	145	1,469
Solar Capital Ltd.	66	1,458
Columbia Banking System, Inc.	75	1,445
Astoria Financial Corp.	169	1,435
Infinity Property & Casualty Corp.	25	1,419
Associated Estates Realty Corp.	88	1,404
Fifth Street Finance Corp.	146	1,397
MGIC Investment Corp.*	373	1,391
Hersha Hospitality Trust	281	1,371
Employers Holdings, Inc.	75	1,357
Franklin Street Properties Corp.	135	1,343
First Potomac Realty Trust	102	1,331
Nelnet, Inc. — Class A	54	1,321
PrivateBancorp, Inc.	118	1,296
Oritani Financial Corp.	101	1,290
Investors Bancorp, Inc.*	92	1,240
Chemical Financial Corp.	58	1,237
Greenlight Capital Re Ltd.*	52	1,231
Boston Private Financial Holdings, Inc.	154	1,223
Symetra Financial Corp.	134	1,215
American Assets Trust, Inc.	59	1,210
American Equity Investment Life Holding Co.	116	1,206
National Financial Partners Corp.*	89	1,203
Independent Bank Corp.	44	1,201
Investors Real Estate Trust	164	1,196
Navigators Group, Inc.*	25	1,192
City Holding Co.	35	1,186
BlackRock Kelso Capital Corp.	145	1,183
Inland Real Estate Corp.	155	1,180
Evercore Partners, Inc. — Class A	44	1,171
Oriental Financial Group, Inc.	96	1,163
BBCN Bancorp, Inc.*	123	1,162
PHH Corp.*	108	1,156
CreXus Investment Corp.	111	1,152
Cousins Properties, Inc.	178	1,141
PacWest Bancorp	59	1,118
Pennsylvania Real Estate Investment Trust	107	1,117
Amtrust Financial Services, Inc.	47	1,116
Pinnacle Financial Partners, Inc.*	69	1,114
Meadowbrook Insurance Group, Inc.	104	1,111
Walter Investment Management Corp.	54	1,108
KBW, Inc.	72	1,093
First Commonwealth Financial Corp.	205	1,078
ARMOUR Residential REIT, Inc.	151	1,065
Home Bancshares, Inc.	41	1,062
Trustco Bank Corp.	186	1,043
Horace Mann Educators Corp.	75	1,028
Colony Financial, Inc.	65	1,021
Retail Opportunity Investments Corp.	86	1,018
S&T Bancorp, Inc.	52	1,017
Universal Health Realty Income Trust	26	1,014
Forestar Group, Inc.*	67	1,014
Safety Insurance Group, Inc.	25	1,012
Cohen & Steers, Inc.	35	1,012
iStar Financial, Inc.*	189	1,000
Brookline Bancorp, Inc.	117	987
Simmons First National Corp. — Class A	36	979
Advance America Cash Advance Centers, Inc.	109	976
PICO Holdings, Inc.*	47	967
Chesapeake Lodging Trust	62	959
Sabra Health Care REIT, Inc.	79	955
Newcastle Investment Corp.	203	944
Investment Technology Group, Inc.*	86	930
SCBT Financial Corp.	32	928
PennantPark Investment Corp.	91	918
Compass Diversified Holdings	73	904
Maiden Holdings Ltd.	102	894
NorthStar Realty Finance Corp.	187	892
State Bank Financial Corp.*	59	891
Berkshire Hills Bancorp, Inc.	40	888
Sterling Financial Corp.*	53	885
BGC Partners, Inc. — Class A	149	885
Western Alliance Bancorporation*	141	878
RLJ Lodging Trust	52	875
First Financial Corp.	26	865
PennyMac Mortgage Investment Trust	52	864
Lakeland Financial Corp.	33	854
ViewPoint Financial Group	65	846
Flagstone Reinsurance Holdings S.A.	102	846
Sandy Spring Bancorp, Inc.	48	842
Triangle Capital Corp.	44	841
Duff & Phelps Corp. — Class A	58	841
WesBanco, Inc.	43	837
1st Source Corp.	33	836
Banco Latinoamericano de Comercio Exterior S.A.	52	835

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
United Fire & Casualty Co.	41	$827
AMERISAFE, Inc.*	35	814
Hercules Technology Growth Capital, Inc.	85	802
Ashford Hospitality Trust, Inc.	100	800
GAMCO Investors, Inc. — Class A	18	783
Resource Capital Corp.	139	780
Urstadt Biddle Properties, Inc. — Class A	43	777
Dime Community Bancshares, Inc.	61	769
First Busey Corp.	153	765
Community Trust Bancorp, Inc.	26	765
FelCor Lodging Trust, Inc.*	249	759
Renasant Corp.	50	750
FBL Financial Group, Inc. — Class A	22	748
Flushing Financial Corp.	59	745
Getty Realty Corp.	53	739
Coresite Realty Corp.	41	731
Citizens, Inc.*	75	727
Ramco-Gershenson Properties Trust	73	718
Excel Trust, Inc.	59	708
Dynex Capital, Inc.	76	694
Southside Bancshares, Inc.	32	693
Tejon Ranch Co.*	28	685
OneBeacon Insurance Group Ltd.	44	677
Bancfirst Corp.	18	676
Washington Trust Bancorp, Inc.	28	668
Piper Jaffray Cos.*	33	667
eHealth, Inc.*	45	661
INTL FCStone, Inc.*	28	660
Cardinal Financial Corp.	60	644
HFF, Inc. — Class A*	62	640
Hudson Valley Holding Corp.	30	637
Hilltop Holdings, Inc.*	75	634
Hudson Pacific Properties, Inc.	44	623
Monmouth Real Estate Investment Corp. — Class A	68	622
MCG Capital Corp.	155	618
Radian Group, Inc.	263	615
Campus Crest Communities, Inc.	61	614
ICG Group, Inc.*	78	602
Epoch Holding Corp.	27	600
Safeguard Scientifics, Inc.*	38	600
Rockville Financial, Inc.	57	591
TowneBank	48	588
Tompkins Financial Corp.	15	578
Republic Bancorp, Inc. — Class A	25	573
Saul Centers, Inc.	16	567
TICC Capital Corp.	65	562
MVC Capital, Inc.	48	556
GFI Group, Inc.	135	556
Beneficial Mutual Bancorp, Inc.*	66	552
Banner Corp.	32	549
Tower Bancorp, Inc.	19	542
Winthrop Realty Trust	53	539
West Coast Bancorp*	34	530
NewStar Financial, Inc.*	52	529
CapLease, Inc.	130	525
Apollo Commercial Real Estate Finance, Inc.	40	525
StellarOne Corp.	46	523
Camden National Corp.	16	522
Ladenburg Thalmann Financial Services, Inc.*	210	521
Sterling Bancorp	60	518
United Financial Bancorp, Inc.	32	515
Provident New York Bancorp	77	511
Union First Market Bankshares Corp.	38	505
Netspend Holdings, Inc.*	62	503
National Bankshares, Inc.	18	503
Kennedy-Wilson Holdings, Inc.	47	497
Territorial Bancorp, Inc.	25	494
SY Bancorp, Inc.	24	493
Summit Hotel Properties, Inc.	52	491
Enterprise Financial Services Corp.	33	488
Kite Realty Group Trust	108	487
Citizens & Northern Corp.	26	480
Global Indemnity plc*	24	476
Gladstone Commercial Corp.	27	474
Univest Corporation of Pennsylvania	32	468
Cedar Realty Trust, Inc.	108	465
Eagle Bancorp, Inc.*	32	465
German American Bancorp, Inc.	25	455
Northfield Bancorp, Inc.	32	453
Stewart Information Services Corp.	39	450
Presidential Life Corp.	45	450
Great Southern Bancorp, Inc.	19	448
Arrow Financial Corp.	19	445
National Interstate Corp.	18	444
First Merchants Corp.	52	440
Central Pacific Financial Corp.*	34	439
Calamos Asset Management, Inc.	35	438
Wilshire Bancorp, Inc.*	119	432
First Interstate Bancsystem, Inc.	33	430
One Liberty Properties, Inc.	26	429
Heritage Financial Corp.	34	427
Ameris Bancorp*	41	421
First of Long Island Corp.	16	421
Westfield Financial, Inc.	57	420
First Connecticut Bancorp, Inc.	32	416
Parkway Properties, Inc.	42	414
American Safety Insurance Holdings Ltd.*	19	413
SWS Group, Inc.	60	412
Bancorp, Inc.*	57	412
First Community Bancshares, Inc.	33	412
CNB Financial Corp.	26	410

80 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Centerstate Banks, Inc.	61	$404
OmniAmerican Bancorp, Inc.*	25	392
Baldwin & Lyons, Inc. — Class B	18	392
Agree Realty Corp.	16	390
Phoenix Companies, Inc.*	231	388
Financial Institutions, Inc.	24	387
State Auto Financial Corp.	28	381
Virtus Investment Partners, Inc.*	5	380
First Bancorp	34	379
STAG Industrial, Inc.	33	379
RAIT Financial Trust	79	375
Bryn Mawr Bank Corp.	19	370
Peoples Bancorp, Inc.	25	370
Cogdell Spencer, Inc.	87	370
Trico Bancshares	26	370
CoBiz Financial, Inc.	64	369
Heartland Financial USA, Inc.	24	368
OceanFirst Financial Corp.	28	366
Washington Banking Co.	30	357
Bancorp Rhode Island, Inc.	9	357
ESB Financial Corp.	25	352
Apollo Residential Mortgage, Inc.	23	351
Cowen Group, Inc. — Class A*	135	350
Penns Woods Bancorp, Inc.	9	349
Lakeland Bancorp, Inc.	40	345
Fox Chase Bancorp, Inc.	27	341
American Capital Mortgage Investment Corp.	18	339
Gladstone Capital Corp.	44	336
Crawford & Co. — Class B	54	333
Virginia Commerce Bancorp, Inc.*	43	332
Franklin Financial Corp.*	28	332
State Bancorp, Inc.	27	329
Westwood Holdings Group, Inc.	9	329
West Bancorporation, Inc.	34	326
WSFS Financial Corp.	9	324
Medallion Financial Corp.	28	319
MainSource Financial Group, Inc.	36	318
FXCM, Inc.	32	312
Pacific Continental Corp.	35	310
Mission West Properties, Inc.	34	307
SeaBright Holdings, Inc.	40	306
Oppenheimer Holdings, Inc. — Class A	19	306
NGP Capital Resources Co.	42	302
Chatham Lodging Trust	28	302
Bank Mutual Corp.	94	299
Artio Global Investors, Inc.	61	298
Golub Capital BDC, Inc.	19	295
Home Federal Bancorp, Inc.	28	291
Gladstone Investment Corp.	40	291
1st United Bancorp, Inc.*	52	289
Farmer Mac	16	288
First Financial Holdings, Inc.	32	286
Hanmi Financial Corp.*	38	281
BofI Holding, Inc.*	17	276
ESSA Bancorp, Inc.	26	272
Medley Capital Corp.	26	270
Edelman Financial Group, Inc.	41	269
Kearny Financial Corp.	28	266
Gleacher & Company, Inc.*	158	265
First Bancorp, Inc.	17	261
Terreno Realty Corp.	17	257
Century Bancorp, Inc. — Class A	9	254
Solar Senior Capital Ltd.	16	252
Capital City Bank Group, Inc.	26	248
Doral Financial Corp.*	257	246
Center Bancorp, Inc.	25	244
Encore Bancshares, Inc.*	18	243
UMH Properties, Inc.	26	242
BankFinancial Corp.	43	237
Park Sterling Corp.*	58	237
First Defiance Financial Corp.	16	233
Kansas City Life Insurance Co.	7	230
Sierra Bancorp	26	229
Donegal Group, Inc. — Class A	16	227
Walker & Dunlop, Inc.*	18	226
Seacoast Banking Corporation of Florida*	146	222
Kohlberg Capital Corp.	35	221
Marlin Business Services Corp.	17	216
New Mountain Finance Corp.	16	215
Main Street Capital Corp.	10	212
Metro Bancorp, Inc.*	25	209
FBR & Company*	102	209
MidSouth Bancorp, Inc.	16	208
Harris & Harris Group, Inc.*	60	208
THL Credit, Inc.	17	208
Nicholas Financial, Inc.	16	205
Cape Bancorp, Inc.*	26	204
Southwest Bancorp, Inc.*	34	203
Meridian Interstate Bancorp, Inc.*	16	199
Pacific Capital Bancorp North America*	7	198
Flagstar Bancorp, Inc.*	390	197
Ames National Corp.	10	195
First Pactrust Bancorp, Inc.	19	195
JMP Group, Inc.	27	193
Arlington Asset Investment Corp. — Class A	9	192
MPG Office Trust, Inc.*	96	191
Whitestone REIT — Class B	16	190
Heritage Commerce Corp.*	40	190
Consolidated-Tomoka Land Co.	7	189
Sun Bancorp, Inc.*	78	189
Bank of Marin Bancorp	5	188
Alliance Financial Corp.	6	185
Taylor Capital Group, Inc.*	19	185
AG Mortgage Investment Trust, Inc.	9	181

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Bridge Capital Holdings*	17	$177
Merchants Bancshares, Inc.	6	175
Hallmark Financial Services*	25	175
Suffolk Bancorp*	16	173
Clifton Savings Bancorp, Inc.	18	167
Charter Financial Corp.	18	167
Roma Financial Corp.	16	157
EMC Insurance Group, Inc.	7	144
CIFC Corp.*	26	140
Orrstown Financial Services, Inc.	17	140
Independence Holding Co.	16	130
Universal Insurance Holdings, Inc.	35	125
Avatar Holdings, Inc.*	17	122
Gain Capital Holdings, Inc.	17	114
Bank of Kentucky Financial Corp.	5	100
Fidus Investment Corp.	7	91
United Community Banks, Inc.*	10	70
Imperial Holdings, Inc.*	36	68
Pzena Investment Management, Inc. — Class A	15	65
Hampton Roads Bankshares, Inc.*	16	44
First Marblehead Corp.*	30	35
Fortegra Financial Corp.*	5	33
Cascade Bancorp*	5	22
Capital Bank Corp.*	10	20

Total Financials		474,991

INFORMATION TECHNOLOGY - 5.6%
Netlogic Microsystems, Inc.*	134	6,642
SuccessFactors, Inc.*	159	6,339
Jack Henry & Associates, Inc.	169	5,680
Parametric Technology Corp.*	239	4,364
Concur Technologies, Inc.*	84	4,266
InterDigital, Inc.	96	4,183
Wright Express Corp.*	77	4,180
ADTRAN, Inc.	130	3,921
CommVault Systems, Inc.*	85	3,631
Anixter International, Inc.*	59	3,519
CACI International, Inc. — Class A*	62	3,467
Taleo Corp. — Class A*	88	3,405
Ultimate Software Group, Inc.*	52	3,386
QLIK Technologies, Inc.*	135	3,267
Plantronics, Inc.	91	3,243
Hittite Microwave Corp.*	65	3,210
Semtech Corp.*	129	3,202
SolarWinds, Inc.*	114	3,186
Aruba Networks, Inc.*	171	3,167
Cognex Corp.	88	3,150
FEI Co.*	76	3,099
Viasat, Inc.*	67	3,090
Cymer, Inc.*	61	3,035
Finisar Corp.*	178	2,981
RF Micro Devices, Inc.*	547	2,954
Aspen Technology, Inc.*	169	2,932
Microsemi Corp.*	169	2,831
JDA Software Group, Inc.*	87	2,818
MAXIMUS, Inc.	67	2,770
Sapient Corp.	219	2,759
Universal Display Corp.*	75	2,752
MKS Instruments, Inc.	98	2,726
Fair Isaac Corp.	75	2,688
Arris Group, Inc.*	248	2,683
j2 Global, Inc.	93	2,617
Cavium, Inc.*	92	2,616
Progress Software Corp.*	135	2,612
Convergys Corp.*	204	2,605
Netgear, Inc.*	77	2,585
Mentor Graphics Corp.*	190	2,576
ValueClick, Inc.*	151	2,460
Coherent, Inc.*	46	2,404
Cardtronics, Inc.*	87	2,354
Entegris, Inc.*	266	2,321
DealerTrack Holdings, Inc.*	85	2,317
Blackbaud, Inc.	83	2,299
Quest Software, Inc.*	121	2,251
Blue Coat Systems, Inc.*	86	2,189
TiVo, Inc.*	239	2,144
RightNow Technologies, Inc.*	50	2,136
NetSuite, Inc.*	52	2,109
Cirrus Logic, Inc.*	128	2,029
ACI Worldwide, Inc.*	70	2,005
Acxiom Corp.*	163	1,990
Power Integrations, Inc.	60	1,990
Take-Two Interactive Software, Inc.*	145	1,965
Synaptics, Inc.*	65	1,960
Cabot Microelectronics Corp.*	41	1,937
Sourcefire, Inc.*	59	1,910
Scansource, Inc.*	53	1,908
Littelfuse, Inc.	43	1,848
Plexus Corp.*	67	1,834
Heartland Payment Systems, Inc.	75	1,827
Euronet Worldwide, Inc.*	98	1,811
Bottomline Technologies, Inc.*	77	1,784
Manhattan Associates, Inc.*	44	1,781
Tyler Technologies, Inc.*	59	1,776
GT Advanced Technologies, Inc.*	245	1,774
Unisys Corp.*	86	1,695
NIC, Inc.	125	1,664
OSI Systems, Inc.*	34	1,659
Benchmark Electronics, Inc.*	122	1,643
Tessera Technologies, Inc.*	97	1,625
OpenTable, Inc.*	41	1,604
Synchronoss Technologies, Inc.*	53	1,601
Syntel, Inc.	34	1,590
Integrated Device Technology, Inc.*	291	1,589
TriQuint Semiconductor, Inc.*	323	1,573
RealPage, Inc.*	62	1,567
LogMeIn, Inc.*	40	1,542

82 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Veeco Instruments, Inc.*	74	$1,539
Advent Software, Inc.*	63	1,535
SYNNEX Corp.*	50	1,523
Comtech Telecommunications Corp.	53	1,517
MicroStrategy, Inc. — Class A*	14	1,516
Brightpoint, Inc.*	139	1,496
Sanmina-SCI Corp.*	160	1,490
Rambus, Inc.*	195	1,472
Insight Enterprises, Inc.*	95	1,453
Omnivision Technologies, Inc.*	117	1,432
Earthlink, Inc.	220	1,417
Websense, Inc.*	75	1,405
Diodes, Inc.*	65	1,385
Tekelec*	126	1,377
Lattice Semiconductor Corp.*	229	1,360
Netscout Systems, Inc.*	77	1,355
Ancestry.com, Inc.*	59	1,355
Electronics for Imaging, Inc.*	95	1,354
Rofin-Sinar Technologies, Inc.*	59	1,348
Constant Contact, Inc.*	58	1,346
Kenexa Corp.*	50	1,335
FARO Technologies, Inc.*	29	1,334
Brooks Automation, Inc.	129	1,325
Infinera Corp.*	210	1,319
Kulicke & Soffa Industries, Inc.*	141	1,304
Ceva, Inc.*	43	1,301
BroadSoft, Inc.*	43	1,299
LivePerson, Inc.*	103	1,293
Liquidity Services, Inc.*	35	1,292
Ebix, Inc.	58	1,282
Mantech International Corp. — Class A	41	1,281
Stratasys, Inc.*	42	1,277
MTS Systems Corp.	31	1,263
Volterra Semiconductor Corp.*	49	1,255
3D Systems Corp.*	87	1,253
comScore, Inc.*	59	1,251
Loral Space & Communications, Inc.*	19	1,233
Rogers Corp.*	33	1,216
Verint Systems, Inc.*	44	1,212
Opnet Technologies, Inc.	33	1,210
Ultratech, Inc.*	49	1,204
ATMI, Inc.*	59	1,182
Emulex Corp.*	172	1,180
Harmonic, Inc.*	225	1,134
Digital River, Inc.*	75	1,127
Higher One Holdings, Inc.*	61	1,125
Standard Microsystems Corp.*	43	1,108
TTM Technologies, Inc.*	100	1,096
Monotype Imaging Holdings, Inc.*	70	1,091
Quantum Corp.*	450	1,080
Newport Corp.*	77	1,048
S1 Corp.*	109	1,043
Micrel, Inc.	102	1,031
CSG Systems International, Inc.*	69	1,015
Sonus Networks, Inc.*	417	1,001
Black Box Corp.	35	981
DTS, Inc.*	36	981
United Online, Inc.	179	974
Magma Design Automation, Inc.*	133	955
Forrester Research, Inc.*	28	950
Pegasystems, Inc.	32	941
iGate Corp.*	59	928
Amkor Technology, Inc.*	212	924
Measurement Specialties, Inc.*	33	923
Park Electrochemical Corp.	36	922
TNS, Inc.*	52	921
Monolithic Power Systems, Inc.*	60	904
SS&C Technologies Holdings, Inc.*	50	903
Super Micro Computer, Inc.*	57	894
Maxwell Technologies, Inc.*	55	893
Advanced Energy Industries, Inc.*	83	891
Entropic Communications, Inc.*	170	869
InfoSpace, Inc.*	78	857
DemandTec, Inc.*	65	856
Spansion, Inc. — Class A*	103	853
Applied Micro Circuits Corp.*	125	840
Bankrate, Inc.*	39	839
Mercury Computer Systems, Inc.*	62	824
Intermec, Inc.*	119	816
TeleTech Holdings, Inc.*	50	810
Checkpoint Systems, Inc.*	74	810
Ixia*	76	799
Vocus, Inc.*	36	795
Badger Meter, Inc.	27	795
Xyratex Ltd.	58	773
Interactive Intelligence Group, Inc.*	33	756
STEC, Inc.*	88	756
Dice Holdings, Inc.*	90	746
ExlService Holdings, Inc.*	33	738
Sycamore Networks, Inc.*	41	734
Accelrys, Inc.*	109	732
Photronics, Inc.*	118	717
Silicon Image, Inc.*	152	714
Web.com Group, Inc.*	62	710
Oplink Communications, Inc.*	43	708
EPIQ Systems, Inc.	58	697
Cass Information Systems, Inc.	19	691
RealD, Inc.*	86	683
PROS Holdings, Inc.*	45	670
OCZ Technology Group, Inc.*	100	661
Methode Electronics, Inc.	79	655
Silicon Graphics International Corp.*	57	653
KIT Digital, Inc.*	77	651
Daktronics, Inc.	67	641
Electro Scientific Industries, Inc.*	43	623

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
CTS Corp.	67	$616
Electro Rent Corp.	35	600
Kemet Corp.*	85	599
ShoreTel, Inc.*	93	593
Globecomm Systems, Inc.*	43	588
LoopNet, Inc.*	32	585
Internap Network Services Corp.*	98	582
Keynote Systems, Inc.	28	575
Global Cash Access Holdings, Inc.*	129	574
GSI Group, Inc.*	54	552
Extreme Networks*	188	549
Fabrinet*	40	547
Zygo Corp.*	31	547
Rudolph Technologies, Inc.*	59	546
Cohu, Inc.	48	545
Power-One, Inc.*	139	543
Digi International, Inc.*	48	536
QuinStreet, Inc.*	57	534
IXYS Corp.*	48	520
Calix, Inc.*	80	518
XO Group, Inc.*	62	517
Anaren, Inc.*	31	515
LTX-Credence Corp.*	96	514
Avid Technology, Inc.*	60	512
STR Holdings, Inc.*	62	510
Kopin Corp.*	130	504
Formfactor, Inc.*	99	501
VirnetX Holding Corp.*	20	499
Advanced Analogic Technologies, Inc.*	86	497
Stamps.com, Inc.*	19	496
Move, Inc.*	78	493
Integrated Silicon Solution, Inc.*	53	484
Perficient, Inc.*	48	480
Computer Task Group, Inc.*	34	479
CIBER, Inc.*	124	479
Inphi Corp.*	40	478
Cornerstone OnDemand, Inc.*	26	474
SPS Commerce, Inc.*	18	467
Cray, Inc.*	72	466
Saba Software, Inc.*	59	466
Exar Corp.*	71	462
MIPS Technologies, Inc. — Class A*	103	459
ModusLink Global Solutions, Inc.	85	459
American Software, Inc. — Class A	48	454
Supertex, Inc.*	24	453
Symmetricom, Inc.*	84	453
Procera Networks, Inc.*	28	436
Deltek, Inc.*	43	422
Echo Global Logistics, Inc.*	26	420
Envestnet, Inc.*	35	419
Vishay Precision Group, Inc.*	26	415
Richardson Electronics Ltd.	33	406
Callidus Software, Inc.*	61	392
Virtusa Corp.*	27	391
Actuate Corp.*	66	387
Pericom Semiconductor Corp.*	50	380
Seachange International, Inc.*	53	373
VASCO Data Security International, Inc.*	57	372
SciQuest, Inc.*	26	371
IntraLinks Holdings, Inc.*	59	368
Zix Corp.*	128	361
Wave Systems Corp. — Class A*	166	360
Bel Fuse, Inc. — Class B	19	356
Sigma Designs, Inc.*	59	354
Active Network, Inc.*	26	354
Imation Corp.*	59	338
Rubicon Technology, Inc.*	36	338
NVE Corp.*	6	333
Echelon Corp.*	68	331
Mindspeed Technologies, Inc.*	70	321
RealNetworks, Inc.	42	315
Intevac, Inc.*	42	311
PDF Solutions, Inc.*	43	300
ServiceSource International, Inc.*	19	298
Glu Mobile, Inc.*	93	292
Anadigics, Inc.*	132	289
Multi-Fineline Electronix, Inc.*	14	288
Oclaro, Inc.*	102	288
Lionbridge Technologies, Inc.*	125	286
Immersion Corp.*	55	285
FSI International, Inc.*	77	282
Axcelis Technologies, Inc.*	210	279
Agilysys, Inc.*	35	278
LeCroy Corp.*	33	278
Tangoe, Inc.*	18	277
Convio, Inc.*	25	277
Marchex, Inc. — Class A	44	275
MoSys, Inc.*	65	273
Openwave Systems, Inc.*	171	270
Ultra Clean Holdings*	43	263
TeleNav, Inc.*	33	258
DDi Corp.	27	252
KVH Industries, Inc.*	32	249
X-Rite, Inc.*	53	246
PRGX Global, Inc.*	41	244
Pulse Electronics Corp.	87	244
PLX Technology, Inc.*	84	241
Westell Technologies, Inc. — Class A*	104	231
Hackett Group, Inc.*	61	228
ePlus, Inc.*	8	226
DSP Group, Inc.*	43	224
Aviat Networks, Inc.*	122	223
TeleCommunication Systems, Inc.*	92	216
NCI, Inc.*	18	210
ORBCOMM, Inc.*	69	206
support.com, Inc.*	91	205

84 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Alpha & Omega Semiconductor Ltd.*	28	$205
Dynamics Research Corp.*	17	193
GSI Technology, Inc.*	41	192
Rosetta Stone, Inc.*	25	191
Novatel Wireless, Inc.*	59	185
Guidance Software, Inc.*	28	181
Radisys Corp.*	34	172
Identive Group, Inc.*	76	169
Carbonite, Inc.*	15	167
TechTarget, Inc.*	27	158
Rimage Corp.	14	158
MaxLinear, Inc. — Class A*	33	157
PC Connection, Inc.	14	155
FalconStor Software, Inc.*	60	155
Emcore Corp.*	179	154
Responsys, Inc.*	17	151
Dot Hill Systems Corp.*	112	149
Nanometrics, Inc.*	8	147
Amtech Systems, Inc.*	17	145
SRS Labs, Inc.*	25	144
Numerex Corp. — Class A*	17	140
eMagin Corp.*	36	133
Powerwave Technologies, Inc.*	63	131
Communications Systems, Inc.	9	127
Limelight Networks, Inc.*	41	121
Digimarc Corp.*	5	119
Aeroflex Holding Corp.*	10	102
Ellie Mae, Inc.*	18	102
THQ, Inc.*	132	100
Demand Media, Inc.*	15	100
QAD, Inc. — Class A*	9	94
MoneyGram International, Inc.*	5	89
AXT, Inc.*	20	83
Meru Networks, Inc.*	19	78
NeoPhotonics Corp.*	17	78
Smith Micro Software, Inc.*	67	76
Motricity, Inc.*	79	71
Opnext, Inc.*	85	69
Stream Global Services, Inc.*	17	56
Dialogic, Inc.*	34	41
FriendFinder Networks, Inc.*	5	4

Total Information Technology		370,101

INDUSTRIALS - 5.1%
Clean Harbors, Inc.*	91	5,799
HEICO Corp.	88	5,146
Woodward, Inc.	125	5,116
Alaska Air Group, Inc.*	67	5,031
CLARCOR, Inc.	99	4,949
Hexcel Corp.*	192	4,648
Triumph Group, Inc.	78	4,559
Genesee & Wyoming, Inc. — Class A*	75	4,543
Acuity Brands, Inc.	84	4,452
Dollar Thrifty Automotive Group, Inc.*	62	4,356
Moog, Inc. — Class A*	96	4,217
Teledyne Technologies, Inc.*	73	4,004
Watsco, Inc.	59	3,874
Middleby Corp.*	41	3,856
United Rentals, Inc.*	128	3,782
FTI Consulting, Inc.*	87	3,691
Old Dominion Freight Line, Inc.*	90	3,648
Robbins & Myers, Inc.	75	3,641
EMCOR Group, Inc.	135	3,619
Esterline Technologies Corp.*	61	3,414
Curtiss-Wright Corp.	95	3,356
CoStar Group, Inc.*	49	3,270
Actuant Corp. — Class A	138	3,131
United Stationers, Inc.	95	3,093
AO Smith Corp.	77	3,089
Acacia Research - Acacia Technologies*	84	3,067
Belden, Inc.	92	3,062
Applied Industrial Technologies, Inc.	87	3,060
Chart Industries, Inc.*	56	3,028
Brady Corp. — Class A	93	2,936
Mueller Industries, Inc.	76	2,920
Simpson Manufacturing Company, Inc.	85	2,861
Rollins, Inc.	126	2,800
Barnes Group, Inc.	110	2,652
EnerSys*	102	2,649
Corporate Executive Board Co.	69	2,629
Tetra Tech, Inc.*	121	2,612
HUB Group, Inc. — Class A*	79	2,562
Brink’s Co.	95	2,554
JetBlue Airways Corp.*	485	2,522
RSC Holdings, Inc.*	133	2,460
Advisory Board Co.*	31	2,301
Healthcare Services Group, Inc.	128	2,264
Deluxe Corp.	97	2,208
Herman Miller, Inc.	119	2,196
HNI Corp.	84	2,192
Geo Group, Inc.*	130	2,178
Avis Budget Group, Inc.*	203	2,176
ABM Industries, Inc.	104	2,144
Portfolio Recovery Associates, Inc.*	31	2,093
Watts Water Technologies, Inc. — Class A	60	2,053
Werner Enterprises, Inc.	85	2,048
Raven Industries, Inc.	33	2,043
Atlas Air Worldwide Holdings, Inc.*	53	2,037
Kaydon Corp.	66	2,013
Knight Transportation, Inc.	126	1,971
Beacon Roofing Supply, Inc.*	95	1,922
MasTec, Inc.*	108	1,876
Forward Air Corp.	58	1,859
II-VI, Inc.*	100	1,836

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
RBC Bearings, Inc.*	44	$1,835
Franklin Electric Company, Inc.	42	1,830
Granite Construction, Inc.	77	1,826
Mine Safety Appliances Co.	52	1,722
Orbital Sciences Corp.*	118	1,715
Titan International, Inc.	85	1,654
US Airways Group, Inc.*	326	1,653
Huron Consulting Group, Inc.*	42	1,627
Korn*	94	1,604
Unifirst Corp.	28	1,589
Briggs & Stratton Corp.	100	1,549
Aircastle Ltd.	118	1,501
ESCO Technologies, Inc.	52	1,497
Tennant Co.	38	1,477
Heartland Express, Inc.	102	1,458
Blount International, Inc.*	100	1,452
Kaman Corp.	53	1,448
USG Corp.*	142	1,443
Allegiant Travel Co.*	27	1,440
Cubic Corp.	33	1,438
AAR Corp.	75	1,438
Generac Holdings, Inc.*	51	1,430
Dycom Industries, Inc.*	68	1,423
McGrath Rentcorp	48	1,392
Lindsay Corp.	25	1,372
Colfax Corp.*	48	1,367
SYKES Enterprises, Inc.*	87	1,362
Rush Enterprises, Inc. — Class A*	64	1,339
Mobile Mini, Inc.*	76	1,326
SkyWest, Inc.	105	1,322
Knoll, Inc.	89	1,322
Astec Industries, Inc.*	40	1,288
Exponent, Inc.*	28	1,287
Ceradyne, Inc.*	48	1,285
TAL International Group, Inc.	44	1,267
EnPro Industries, Inc.*	38	1,253
Swift Transportation Co.*	152	1,252
Interface, Inc. — Class A	105	1,212
Albany International Corp. — Class A	52	1,202
Insperity, Inc.	47	1,191
Universal Forest Products, Inc.	38	1,173
TrueBlue, Inc.*	84	1,166
American Science & Engineering, Inc.	17	1,158
Quanex Building Products Corp.	77	1,157
Aegion Corp.*	75	1,151
Amerco, Inc.	13	1,149
Navigant Consulting, Inc.*	100	1,141
AZZ, Inc.	25	1,136
Steelcase, Inc. — Class A	152	1,134
CIRCOR International, Inc.	32	1,130
DigitalGlobe, Inc.*	66	1,129
Interline Brands, Inc.*	70	1,090
Wabash National Corp.*	136	1,066
ACCO Brands Corp.*	109	1,052
Team, Inc.*	34	1,011
Altra Holdings, Inc.*	53	998
Resources Connection, Inc.	94	995
Meritor, Inc.*	187	995
Layne Christensen Co.*	41	992
ICF International, Inc.*	40	991
G&K Services, Inc. — Class A	34	990
GeoEye, Inc.*	44	978
Arkansas Best Corp.	50	964
Aerovironment, Inc.*	30	944
Sauer-Danfoss, Inc.*	26	941
Trimas Corp.*	52	933
Encore Wire Corp.	35	907
John Bean Technologies Corp.	58	891
Sun Hydraulics Corp.	38	890
On Assignment, Inc.*	79	883
Standex International Corp.	25	854
Primoris Services Corp.	56	836
Greenbrier Companies, Inc.*	34	826
Gibraltar Industries, Inc.*	59	824
Kforce, Inc.*	66	814
Global Power Equipment Group, Inc.*	34	808
Cascade Corp.	17	802
Trex Company, Inc.*	35	802
Comfort Systems USA, Inc.	74	793
MYR Group, Inc.*	41	785
Consolidated Graphics, Inc.*	16	772
Pendrell Corp.*	297	760
Textainer Group Holdings Ltd.	26	757
Heidrick & Struggles International, Inc.	35	754
Tutor Perini Corp.*	61	753
Mueller Water Products, Inc. — Class A	306	747
Titan Machinery, Inc.*	34	739
H&E Equipment Services, Inc.*	55	738
Gorman-Rupp Co.	27	733
Ennis, Inc.	54	720
AAON, Inc.	35	717
Quad	50	717
Mistras Group, Inc.*	28	714
Kelly Services, Inc. — Class A	52	711
Viad Corp.	40	699
Apogee Enterprises, Inc.	56	687
Astronics Corp.*	19	680
RailAmerica, Inc.*	45	670
Multi-Color Corp.	26	669
Great Lakes Dredge & Dock Corp.	120	667
Encore Capital Group, Inc.*	31	659
US Ecology, Inc.	35	657
Swisher Hygiene, Inc.*	171	640
GenCorp, Inc.*	120	638

86 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
PMFG, Inc.*	32	$624
American Railcar Industries, Inc.*	26	622
Taser International, Inc.*	120	614
Marten Transport Ltd.	34	612
Preformed Line Products Co.	10	597
Standard Parking Corp.*	33	590
Kadant, Inc.*	26	588
Wesco Aircraft Holdings, Inc.*	42	588
Twin Disc, Inc.	16	581
Hawaiian Holdings, Inc.*	98	568
Capstone Turbine Corp.*	486	564
DXP Enterprises, Inc.*	17	547
Powell Industries, Inc.*	17	532
Spirit Airlines, Inc.*	34	530
Accuride Corp.*	74	527
FreightCar America, Inc.*	25	524
Columbus McKinnon Corp.*	41	520
Douglas Dynamics, Inc.	35	512
EnergySolutions, Inc.*	164	507
Commercial Vehicle Group, Inc.*	56	506
InnerWorkings, Inc.*	54	503
Federal Signal Corp.*	121	502
Ameresco, Inc. — Class A*	36	494
Air Transport Services Group, Inc.*	103	486
Furmanite Corp.*	77	486
Dolan Co.*	57	486
Alamo Group, Inc.	18	485
Houston Wire & Cable Co.	35	484
LB Foster Co.	17	481
Dynamic Materials Corp.	24	475
CBIZ, Inc.*	75	458
EnerNOC, Inc.*	42	457
Graham Corp.	20	449
NACCO Industries, Inc. — Class A	5	446
NCI Building Systems, Inc.*	41	446
Celadon Group, Inc.	37	437
Kratos Defense & Security Solutions, Inc.*	70	418
CAI International, Inc.*	26	402
Odyssey Marine Exploration, Inc.*	146	400
Miller Industries, Inc.	25	393
Genco Shipping & Trading Ltd.*	58	392
Northwest Pipe Co.*	17	389
SeaCube Container Leasing Ltd.	26	385
Insteel Industries, Inc.	35	385
CRA International, Inc.*	19	377
Cenveo, Inc.*	109	371
GP Strategies Corp.*	27	364
Saia, Inc.*	29	362
American Reprographics Co.*	77	353
Michael Baker Corp.*	18	353
Orion Marine Group, Inc.*	53	352
Ampco-Pittsburgh Corp.	18	348
Pacer International, Inc.*	65	348
CDI Corp.	25	345
Aceto Corp.	50	345
Sterling Construction Company, Inc.*	32	345
Thermon Group Holdings, Inc.*	19	335
Vicor Corp.	41	326
Park-Ohio Holdings Corp.*	18	321
American Superconductor Corp.*	87	321
Republic Airways Holdings, Inc.*	93	319
Flow International Corp.*	91	318
Hudson Highland Group, Inc.*	65	311
Casella Waste Systems, Inc. — Class A*	48	307
Kimball International, Inc. — Class B	60	304
Quality Distribution, Inc.*	27	304
Barrett Business Services, Inc.	15	299
LMI Aerospace, Inc.*	17	298
Courier Corp.	25	293
Schawk, Inc. — Class A	26	291
Lydall, Inc.*	30	285
A123 Systems, Inc.*	176	283
Met-Pro Corp.	31	280
Griffon Corp.	29	265
KEYW Holding Corp.*	35	259
Hill International, Inc.*	50	257
Zipcar, Inc.*	19	255
TMS International Corp.*	25	247
Metalico, Inc.*	74	243
Ducommun, Inc.	19	242
Roadrunner Transportation Systems, Inc.*	17	240
LSI Industries, Inc.	40	240
Pike Electric Corp.*	33	237
Franklin Covey Co.*	28	237
Energy Recovery, Inc.*	91	235
NL Industries, Inc.	18	233
American Woodmark Corp.	17	232
Fuel Tech, Inc.*	35	230
Argan, Inc.	15	228
FuelCell Energy, Inc.*	249	217
TRC Companies, Inc.*	36	216
RPX Corp.*	17	215
WCA Waste Corp.*	32	208
Builders FirstSource, Inc.*	95	194
NN, Inc.*	32	192
AT Cross Co. — Class A*	17	192
Hurco Companies, Inc.*	9	189
Intersections, Inc.	17	189
Broadwind Energy, Inc.*	275	187
PowerSecure International, Inc.*	35	173
Xerium Technologies, Inc.*	26	170
VSE Corp.	7	170
Tecumseh Products Co. — Class A*	35	164
Baltic Trading Ltd.	33	157
Coleman Cable, Inc.*	18	157

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Valence Technology, Inc.*	146	$143
Excel Maritime Carriers Ltd.*	92	133
Ultrapetrol Bahamas Ltd.*	43	128
Lawson Products, Inc.	8	123
UniTek Global Services, Inc.*	27	122
Eagle Bulk Shipping, Inc.*	127	120
Patriot Transportation Holding, Inc.*	5	108
Active Power, Inc.*	164	108
Heritage-Crystal Clean, Inc.*	6	99
Essex Rental Corp.*	32	94
International Shipholding Corp.	5	93
Universal Truckload Services, Inc.	5	91
Microvision, Inc.*	209	75
Covenant Transportation Group, Inc. — Class A*	18	53
Satcon Technology Corp.*	60	36

Total Industrials		340,279

CONSUMER DISCRETIONARY - 4.3%
Rent-A-Center, Inc.	126	4,662
Warnaco Group, Inc.*	84	4,203
Domino’s Pizza, Inc.*	121	4,108
Life Time Fitness, Inc.*	87	4,067
Ascena Retail Group, Inc.*	128	3,804
Sotheby’s	131	3,737
Wolverine World Wide, Inc.	103	3,671
Carter’s, Inc.*	91	3,623
Dana Holding Corp.*	290	3,524
Tenneco, Inc.*	118	3,514
Six Flags Entertainment Corp.	85	3,505
Cinemark Holdings, Inc.	184	3,402
Cheesecake Factory, Inc.*	113	3,317
Brunswick Corp.	178	3,215
Men’s Wearhouse, Inc.	99	3,209
Vail Resorts, Inc.	67	2,838
Hillenbrand, Inc.	127	2,835
Pool Corp.	93	2,799
Pier 1 Imports, Inc.*	198	2,758
HSN, Inc.	75	2,720
Steven Madden Ltd.*	78	2,691
Childrens Place Retail Stores, Inc.*	50	2,656
Coinstar, Inc.*	58	2,647
Group 1 Automotive, Inc.	49	2,538
Jos A. Bank Clothiers, Inc.*	52	2,536
Genesco, Inc.*	41	2,531
Strayer Education, Inc.	26	2,527
Crocs, Inc.*	171	2,526
Aeropostale, Inc.*	163	2,486
ANN, Inc.*	100	2,478
Monro Muffler Brake, Inc.	63	2,444
Select Comfort Corp.*	109	2,364
Iconix Brand Group, Inc.*	145	2,362
Hibbett Sports, Inc.*	52	2,349
Live Nation Entertainment, Inc.*	278	2,310
Buffalo Wild Wings, Inc.*	34	2,295
Saks, Inc.*	232	2,262
Meredith Corp.	67	2,188
BJ’s Restaurants, Inc.*	48	2,175
Cracker Barrel Old Country Store, Inc.	43	2,168
Buckle, Inc.	53	2,166
Express, Inc.*	108	2,154
Cabela’s, Inc.*	83	2,110
New York Times Co. — Class A*	270	2,087
99 Cents Only Stores*	95	2,085
Bob Evans Farms, Inc.	62	2,079
Vitamin Shoppe, Inc.*	50	1,994
Jack in the Box, Inc.*	95	1,986
Regis Corp.	119	1,969
Matthews International Corp. — Class A	62	1,949
Finish Line, Inc. — Class A	101	1,948
Valassis Communications, Inc.*	101	1,942
Texas Roadhouse, Inc.	125	1,862
Helen of Troy Ltd.*	60	1,842
True Religion Apparel, Inc.*	52	1,798
Arbitron, Inc.	52	1,789
Jones Group, Inc.	167	1,762
Collective Brands, Inc.*	120	1,724
Cooper Tire & Rubber Co.	121	1,695
Penske Automotive Group, Inc.	88	1,694
Gaylord Entertainment Co.*	67	1,617
Scholastic Corp.	53	1,588
Liz Claiborne, Inc.*	184	1,588
International Speedway Corp. — Class A	62	1,572
Peet’s Coffee & Tea, Inc.*	25	1,567
American Public Education, Inc.*	36	1,558
DineEquity, Inc.*	34	1,435
Papa John’s International, Inc.*	38	1,432
Ascent Capital Group, Inc. — Class A*	28	1,420
Shutterfly, Inc.*	62	1,411
Orient-Express Hotels Ltd. — Class A*	186	1,389
CEC Entertainment, Inc.	40	1,378
iRobot Corp.*	46	1,373
MDC Holdings, Inc.	77	1,358
National CineMedia, Inc.	109	1,352
Ryland Group, Inc.	85	1,340
Asbury Automotive Group, Inc.*	62	1,337
American Axle & Manufacturing Holdings, Inc.*	135	1,335
PF Chang’s China Bistro, Inc.	43	1,329
Vera Bradley, Inc.*	41	1,322
Shuffle Master, Inc.*	110	1,289
Cato Corp. — Class A	52	1,258
GNC Holdings, Inc. — Class A*	43	1,245
Pinnacle Entertainment, Inc.*	121	1,229
Steiner Leisure Ltd.*	27	1,226
Columbia Sportswear Co.	26	1,210

88 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Meritage Homes Corp.*	52	$1,206
La-Z-Boy, Inc.*	101	1,202
Zumiez, Inc.*	43	1,194
Capella Education Co.*	33	1,190
Office Depot, Inc.*	553	1,189
Belo Corp. — Class A	186	1,172
Sinclair Broadcast Group, Inc. — Class A	103	1,167
Ethan Allen Interiors, Inc.	49	1,162
PEP Boys-Manny Moe & Jack	105	1,155
Churchill Downs, Inc.	22	1,147
Sturm Ruger & Company, Inc.	34	1,138
Scientific Games Corp. — Class A*	117	1,135
Charming Shoppes, Inc.*	231	1,132
Oxford Industries, Inc.	25	1,128
Ameristar Casinos, Inc.	65	1,124
Sonic Automotive, Inc. — Class A	74	1,096
Fred’s, Inc. — Class A	75	1,094
KB Home	156	1,048
Core-Mark Holding Company, Inc.	26	1,030
Interval Leisure Group, Inc.*	74	1,007
Lithia Motors, Inc. — Class A	43	940
American Greetings Corp. — Class A	74	926
Quiksilver, Inc.*	255	921
Stewart Enterprises, Inc. — Class A	159	916
K12, Inc.*	51	915
Grand Canyon Education, Inc.*	57	910
Skechers U.S.A., Inc. — Class A*	75	909
Blue Nile, Inc.*	22	899
Barnes & Noble, Inc.*	62	898
Maidenform Brands, Inc.*	49	897
Ruby Tuesday, Inc.*	129	890
Knology, Inc.*	61	866
Modine Manufacturing Co.*	91	861
Drew Industries, Inc.*	35	859
Dorman Products, Inc.*	23	849
Stage Stores, Inc.	60	833
Bridgepoint Education, Inc.*	36	828
G-III Apparel Group Ltd.*	33	822
Sonic Corp.*	121	814
Boyd Gaming Corp.*	109	813
Lumber Liquidators Holdings, Inc.*	46	812
Standard Motor Products, Inc.	40	802
Harte-Hanks, Inc.	85	773
OfficeMax, Inc.*	169	767
Krispy Kreme Doughnuts, Inc.*	117	765
Jakks Pacific, Inc.	52	734
Lions Gate Entertainment Corp.*	88	732
Brown Shoe Company, Inc.	82	730
Cavco Industries, Inc.*	18	721
Callaway Golf Co.	130	719
Denny’s Corp.*	191	718
Superior Industries International, Inc.	43	711
AFC Enterprises, Inc.*	48	706
America’s Car-Mart, Inc.*	18	705
Red Robin Gourmet Burgers, Inc.*	25	692
Digital Generation, Inc.*	58	691
MDC Partners, Inc. — Class A	50	676
Standard Pacific Corp.*	211	671
NutriSystem, Inc.	51	659
Body Central Corp.*	26	649
Bebe Stores, Inc.	77	641
Hot Topic, Inc.	90	595
Arctic Cat, Inc.*	26	586
Wet Seal, Inc. — Class A*	179	584
Rue21, Inc.*	27	583
Bravo Brio Restaurant Group, Inc.*	34	583
Universal Technical Institute, Inc.*	45	575
National Presto Industries, Inc.	6	562
Universal Electronics, Inc.*	33	557
EW Scripps Co. — Class A*	69	553
Smith & Wesson Holding Corp.*	123	536
Fuel Systems Solutions, Inc.*	32	528
Movado Group, Inc.	29	527
Libbey, Inc.*	41	522
hhgregg, Inc.*	35	506
Marcus Corp.	40	504
Fisher Communications, Inc.*	17	490
World Wrestling Entertainment, Inc. — Class A	52	485
Stoneridge, Inc.*	57	481
Leapfrog Enterprises, Inc.*	84	470
Big 5 Sporting Goods Corp.	44	459
PetMed Express, Inc.	44	457
Winnebago Industries, Inc.*	60	443
Haverty Furniture Companies, Inc.	40	439
Shoe Carnival, Inc.*	17	437
Central European Media Enterprises Ltd. — Class A*	66	430
Kirkland’s, Inc.*	32	426
Multimedia Games Holding Company, Inc.*	53	421
Weyco Group, Inc.	17	417
Speedway Motorsports, Inc.	26	399
REX American Resources Corp.*	18	398
Exide Technologies*	151	397
Systemax, Inc.*	24	394
M/I Homes, Inc.*	41	394
Beazer Homes USA, Inc.*	156	387
West Marine, Inc.*	33	384
Journal Communications, Inc. — Class A*	86	378
Conn’s, Inc.*	33	366
Talbots, Inc.*	136	362
Perry Ellis International, Inc.*	25	355
Stein Mart, Inc.*	52	354
Mac-Gray Corp.	25	345
Cost Plus, Inc.*	35	341
Blyth, Inc.	6	341

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Lincoln Educational Services Corp.	43	$340
Spartan Motors, Inc.	70	337
Saga Communications, Inc. — Class A*	9	336
Caribou Coffee Company, Inc.*	24	335
Corinthian Colleges, Inc.*	154	334
Ruth’s Hospitality Group, Inc.*	67	333
Delta Apparel, Inc.*	17	325
Destination Maternity Corp.	19	318
Zagg, Inc.*	44	311
VOXX International Corp.*	36	304
Casual Male Retail Group, Inc.*	87	298
Tuesday Morning Corp.*	86	297
Entercom Communications Corp. — Class A*	48	295
Town Sports International Holdings, Inc.*	40	294
Carrols Restaurant Group, Inc.*	25	289
Benihana, Inc.*	28	286
Teavana Holdings, Inc.*	15	282
CSS Industries, Inc.	14	279
MarineMax, Inc.*	42	274
McClatchy Co. — Class A*	113	270
LIN TV Corp. — Class A*	60	254
Morgans Hotel Group Co.*	43	254
Build-A-Bear Workshop, Inc.*	29	245
Rentrak Corp.*	17	243
Francesca’s Holdings Corp.*	14	242
Archipelago Learning, Inc.*	25	242
Cumulus Media, Inc. — Class A*	72	240
Citi Trends, Inc.*	27	237
Martha Stewart Living Omnimedia	52	229
Steinway Musical Instruments, Inc.*	9	225
Zale Corp.*	59	225
Unifi, Inc.*	28	213
Nexstar Broadcasting Group, Inc.*	27	212
Cherokee, Inc.	18	210
McCormick & Schmick’s Seafood Restaurants, Inc.*	24	210
Outdoor Channel Holdings, Inc.	28	209
Lifetime Brands, Inc.	17	206
RG Barry Corp.	17	205
Overstock.com, Inc.*	26	204
Red Lion Hotels Corp.*	28	194
O’Charleys, Inc.*	35	192
Skullcandy, Inc.*	15	188
Motorcar Parts of America, Inc.*	25	188
Summer Infant, Inc.*	26	183
Black Diamond, Inc.*	24	179
Hovnanian Enterprises, Inc. — Class A*	122	177
Jamba, Inc.*	133	174
Monarch Casino & Resort, Inc.*	17	173
Kenneth Cole Productions, Inc. — Class A*	16	169
Isle of Capri Casinos, Inc.*	36	168
AH Belo Corp. — Class A	35	166
Sealy Corp.*	96	165
Gray Television, Inc.*	101	164
Pacific Sunwear of California, Inc.*	94	161
Entravision Communications Corp.	102	159
Einstein Noah Restaurant Group, Inc.	10	158
Luby’s, Inc.*	35	158
Christopher & Banks Corp.	67	157
K-Swiss, Inc.*	51	149
Orbitz Worldwide, Inc.*	39	147
Ambassadors Group, Inc.	32	144
Coldwater Creek, Inc.*	122	144
Valuevision Media, Inc. — Class A*	76	143
Amerigon, Inc.*	10	143
New York & Company, Inc.*	51	136
National American University Holdings, Inc.	17	129
Global Sources Ltd.*	26	126
Geeknet, Inc.*	7	119
US Auto Parts Network, Inc.*	27	118
ReachLocal, Inc.*	19	117
1-800-Flowers.com, Inc. — Class A*	51	112
Johnson Outdoors, Inc.*	7	107
Furniture Brands International, Inc.*	85	105
Eastman Kodak Co.*	160	104
Cambium Learning Group, Inc.*	33	100
Tower International, Inc.*	9	97
Marine Products Corp.*	19	94
Bon-Ton Stores, Inc.	25	84
School Specialty, Inc.*	33	83
Crown Media Holdings, Inc. — Class A*	68	82
Skyline Corp.	18	78
Gordmans Stores, Inc.*	5	63
Shiloh Industries, Inc.*	6	50
Dial Global, Inc.*	6	19

Total Consumer Discretionary		284,452

HEALTH CARE - 4.1%
Healthspring, Inc.*	139	7,581
Salix Pharmaceuticals Ltd.*	120	5,742
Onyx Pharmaceuticals, Inc.*	125	5,494
HMS Holdings Corp.*	167	5,341
WellCare Health Plans, Inc.*	87	4,567
Cubist Pharmaceuticals, Inc.*	115	4,556
Cepheid, Inc.*	127	4,370
Questcor Pharmaceuticals, Inc.*	104	4,324

90 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Medicis Pharmaceutical Corp. — Class A	127	$4,223
Centene Corp.*	102	4,038
Viropharma, Inc.*	137	3,752
STERIS Corp.	117	3,489
Owens & Minor, Inc.	124	3,446
HealthSouth Corp.*	185	3,269
Seattle Genetics, Inc.*	195	3,259
athenahealth, Inc.*	66	3,242
Ariad Pharmaceuticals, Inc.*	263	3,222
Alkermes plc*	185	3,212
Haemonetics Corp.*	52	3,183
Theravance, Inc.*	136	3,006
Magellan Health Services, Inc.*	59	2,919
Align Technology, Inc.*	120	2,847
Quality Systems, Inc.	75	2,774
Medivation, Inc.*	59	2,720
Zoll Medical Corp.*	43	2,717
Incyte Corporation Ltd.*	179	2,687
West Pharmaceutical Services, Inc.	67	2,543
Impax Laboratories, Inc.*	126	2,541
PAREXEL International Corp.*	119	2,468
Volcano Corp.*	99	2,355
Chemed Corp.	44	2,253
Par Pharmaceutical Companies, Inc.*	67	2,193
Medicines Co.*	109	2,032
Air Methods Corp.*	24	2,027
Cyberonics, Inc.*	59	1,977
Masimo Corp.*	105	1,962
Auxilium Pharmaceuticals, Inc.*	93	1,853
Insulet Corp.*	95	1,789
Acorda Therapeutics, Inc.*	75	1,788
PDL BioPharma, Inc.	281	1,742
Vivus, Inc.*	177	1,726
Immunogen, Inc.*	149	1,725
HeartWare International, Inc.*	25	1,725
Accretive Health, Inc.*	74	1,701
Jazz Pharmaceuticals, Inc.*	43	1,661
MWI Veterinary Supply, Inc.*	25	1,661
Meridian Bioscience, Inc.	88	1,658
NxStage Medical, Inc.*	93	1,654
Momenta Pharmaceuticals, Inc.*	95	1,652
Arthrocare Corp.*	52	1,647
MAKO Surgical Corp.*	65	1,639
Luminex Corp.*	77	1,635
Amsurg Corp.*	60	1,562
Halozyme Therapeutics, Inc.*	162	1,541
IPC The Hospitalist Company, Inc.*	33	1,509
CONMED Corp.*	57	1,463
Isis Pharmaceuticals, Inc.*	202	1,456
Spectrum Pharmaceuticals, Inc.*	98	1,434
Analogic Corp.	25	1,433
SonoSite, Inc.*	26	1,400
Pharmacyclics, Inc.*	94	1,393
Inhibitex, Inc.*	123	1,346
InterMune, Inc.*	106	1,336
Neogen Corp.*	42	1,287
Nektar Therapeutics*	228	1,276
Hanger Orthopedic Group, Inc.*	68	1,271
Micromet, Inc.*	176	1,265
Wright Medical Group, Inc.*	75	1,237
Integra LifeSciences Holdings Corp.*	40	1,233
DexCom, Inc.*	132	1,229
Ironwood Pharmaceuticals, Inc.*	102	1,221
Exelixis, Inc.*	257	1,217
Molina Healthcare, Inc.*	54	1,206
Orthofix International N.V.*	34	1,198
Akorn, Inc.*	107	1,190
Abaxis, Inc.*	43	1,190
Kindred Healthcare, Inc.*	100	1,177
Computer Programs & Systems, Inc.	23	1,176
ICU Medical, Inc.*	26	1,170
Optimer Pharmaceuticals, Inc.*	95	1,163
Omnicell, Inc.*	70	1,156
Merit Medical Systems, Inc.*	85	1,137
NPS Pharmaceuticals, Inc.*	169	1,114
Team Health Holdings, Inc.*	50	1,103
Endologix, Inc.*	96	1,102
ABIOMED, Inc.*	59	1,090
Rigel Pharmaceuticals, Inc.*	138	1,089
Opko Health, Inc.*	221	1,083
Emeritus Corp.*	61	1,068
AVEO Pharmaceuticals, Inc.*	61	1,049
National Healthcare Corp.	24	1,006
Landauer, Inc.	19	979
Medidata Solutions, Inc.*	44	957
Greatbatch, Inc.*	43	950
NuVasive, Inc.*	75	944
PharMerica Corp.*	59	896
Invacare Corp.	58	887
Quidel Corp.*	58	878
Neurocrine Biosciences, Inc.*	102	867
OraSure Technologies, Inc.*	95	865
MedAssets, Inc.*	93	860
Sequenom, Inc.*	193	859
AMAG Pharmaceuticals, Inc.*	44	832
Dynavax Technologies Corp.*	246	817
Genomic Health, Inc.*	32	812
Idenix Pharmaceuticals, Inc.*	108	804
Bio-Reference Labs, Inc.*	49	797
Exact Sciences Corp.*	98	796
Conceptus, Inc.*	61	771
Triple-S Management Corp.*	38	761
Emergent Biosolutions, Inc.*	45	758
Universal American Corp.	59	750
Hi-Tech Pharmacal Company, Inc.*	19	739
Ensign Group, Inc.	30	735
Sunrise Senior Living, Inc.*	113	732

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Curis, Inc.*	156	$730
PSS World Medical, Inc.*	30	726
Select Medical Holdings Corp.*	84	712
AngioDynamics, Inc.*	48	711
Staar Surgical Co.*	67	703
Achillion Pharmaceuticals, Inc.*	91	693
Cantel Medical Corp.	24	670
Metropolitan Health Networks, Inc.*	88	657
Amedisys, Inc.*	60	655
Alnylam Pharmaceuticals, Inc.*	79	644
American Dental Partners, Inc.*	34	640
Synovis Life Technologies, Inc.*	23	640
HealthStream, Inc.*	34	627
Vical, Inc.*	142	626
Assisted Living Concepts, Inc. — Class A	42	625
Arqule, Inc.*	104	587
Vanguard Health Systems, Inc.*	57	583
Accuray, Inc.*	137	580
MAP Pharmaceuticals, Inc.*	44	579
MedQuist Holdings, Inc.*	59	568
Symmetry Medical, Inc.*	71	567
Depomed, Inc.*	109	565
Raptor Pharmaceutical Corp.*	89	557
Affymetrix, Inc.*	135	552
Arena Pharmaceuticals, Inc.*	292	546
Ardea Biosciences, Inc.*	32	538
Enzon Pharmaceuticals, Inc.*	80	536
Chelsea Therapeutics International Ltd.*	104	534
ZIOPHARM Oncology, Inc.*	120	529
Natus Medical, Inc.*	56	528
Corvel Corp.*	10	517
AVANIR Pharmaceuticals, Inc. — Class A*	252	517
US Physical Therapy, Inc.	26	512
ExamWorks Group, Inc.*	53	502
Merge Healthcare, Inc.*	101	490
Progenics Pharmaceuticals, Inc.*	57	487
Ligand Pharmaceuticals, Inc. — Class B*	41	487
RTI Biologics, Inc.*	109	484
Spectranetics Corp.*	65	469
Healthways, Inc.*	67	460
SurModics, Inc.*	31	454
Cambrex Corp.*	62	445
Cell Therapeutics, Inc.*	382	443
Lexicon Pharmaceuticals, Inc.*	341	440
Affymax, Inc.*	66	436
eResearchTechnology, Inc.*	92	431
Immunomedics, Inc.*	128	426
LHC Group, Inc.*	33	423
ISTA Pharmaceuticals, Inc.*	59	416
Capital Senior Living Corp.*	52	413
BioScrip, Inc.*	74	404
Transcend Services, Inc.*	17	403
Gentiva Health Services, Inc.*	59	398
Antares Pharma, Inc.*	178	392
Solta Medical, Inc.*	120	377
Geron Corp.*	252	373
Columbia Laboratories, Inc.*	146	365
Santarus, Inc.*	109	361
Vascular Solutions, Inc.*	32	356
Infinity Pharmaceuticals, Inc.*	40	354
Maxygen, Inc.*	62	349
Keryx Biopharmaceuticals, Inc.*	137	347
Kensey Nash Corp.*	18	345
Tornier N.V.*	19	342
IRIS International, Inc.*	36	337
Obagi Medical Products, Inc.*	33	335
Nymox Pharmaceutical Corp.*	40	329
Synergetics USA, Inc.*	44	325
Savient Pharmaceuticals, Inc.*	143	319
Metabolix, Inc.*	70	318
AtriCure, Inc.*	28	311
Palomar Medical Technologies, Inc.*	33	307
Corcept Therapeutics, Inc.*	88	301
Almost Family, Inc.*	18	298
Exactech, Inc.*	18	296
Cadence Pharmaceuticals, Inc.*	75	296
Sciclone Pharmaceuticals, Inc.*	69	296
Pain Therapeutics, Inc.*	77	293
Cross Country Healthcare, Inc.*	52	289
Targacept, Inc.*	51	284
Sangamo Biosciences, Inc.*	100	284
Vanda Pharmaceuticals, Inc.*	59	281
Rockwell Medical Technologies, Inc.*	33	280
Delcath Systems, Inc.*	91	278
Anthera Pharmaceuticals, Inc.*	45	276
Furiex Pharmaceuticals, Inc.*	16	267
Biotime, Inc.*	46	267
Cardiovascular Systems, Inc.*	27	266
Dyax Corp.*	195	265
XenoPort, Inc.*	67	255
Five Star Quality Care, Inc.*	85	255
Cerus Corp.*	91	255
Codexis, Inc.*	48	254
Array Biopharma, Inc.*	116	251
CryoLife, Inc.*	52	250
Hansen Medical, Inc.*	93	240
Novavax, Inc.*	190	239
Oncothyreon, Inc.*	30	227
Skilled Healthcare Group, Inc. — Class A*	41	224
Chindex International, Inc.*	26	222
Aegerion Pharmaceuticals, Inc.*	13	218
Allos Therapeutics, Inc.*	152	216
Celldex Therapeutics, Inc.*	83	216
Medtox Scientific, Inc.*	15	211
Dusa Pharmaceuticals, Inc.*	48	210

92 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Pozen, Inc.*	53	$209
AVI BioPharma, Inc.*	273	203
Cytori Therapeutics, Inc.*	92	202
Astex Pharmaceuticals*	107	202
Cynosure, Inc.*	17	200
Synta Pharmaceuticals Corp.*	42	196
Pacific Biosciences of California, Inc.*	70	196
Sun Healthcare Group, Inc.*	50	194
Durect Corp.*	163	192
Alphatec Holdings, Inc.*	110	189
Sagent Pharmaceuticals, Inc.*	9	189
Zalicus, Inc.*	144	174
SIGA Technologies, Inc.*	69	174
Medical Action Industries, Inc.*	33	173
Uroplasty, Inc.*	40	170
Harvard Bioscience, Inc.*	43	166
Peregrine Pharmaceuticals, Inc.*	160	165
Enzo Biochem, Inc.*	73	164
Osiris Therapeutics, Inc.*	30	160
Cleveland Biolabs, Inc.*	56	160
Nabi Biopharmaceuticals*	84	158
BioCryst Pharmaceuticals, Inc.*	62	153
Insmed, Inc.*	50	152
Young Innovations, Inc.	5	148
GTx, Inc.*	44	148
Lannett Company, Inc.*	33	146
KV Pharmaceutical Co. — Class A*	101	141
Providence Service Corp.*	10	138
MannKind Corp.*	54	135
Navidea Biopharmaceuticals, Inc.*	50	131
RadNet, Inc.*	61	130
Albany Molecular Research, Inc.*	44	129
Bacterin International Holdings, Inc.*	43	123
Endocyte, Inc.*	32	120
Fluidigm Corp.*	9	118
Anacor Pharmaceuticals, Inc.*	19	118
OncoGenex Pharmaceutical, Inc.*	10	117
Biospecifics Technologies Corp.*	7	116
CardioNet, Inc.*	48	114
Amicus Therapeutics, Inc.*	33	114
Sucampo Pharmaceuticals, Inc. — Class A*	25	111
Biosante Pharmaceuticals, Inc.*	216	108
Trius Therapeutics, Inc.*	14	100
BioMimetic Therapeutics, Inc.*	35	100
Orexigen Therapeutics, Inc.*	59	95
AMN Healthcare Services, Inc.*	20	89
Unilife Corp.*	28	87
Cornerstone Therapeutics, Inc.*	15	84
BG Medicine, Inc.*	16	76
Pernix Therapeutics Holdings*	8	74
Sunesis Pharmaceuticals, Inc.*	59	69
Stereotaxis, Inc.*	83	68
Acura Pharmaceuticals, Inc.*	18	63
DynaVox, Inc. — Class A*	17	62
Pacira Pharmaceuticals, Inc.*	7	61
Alliance HealthCare Services, Inc.*	48	60
Complete Genomics, Inc.*	19	56
Biolase Technology, Inc.*	21	54
Transcept Pharmaceuticals, Inc.*	6	47
Ampio Pharmaceuticals, Inc.*	10	43
Alimera Sciences, Inc.*	27	34
PharmAthene, Inc.*	20	25
Zogenix, Inc.*	10	22
Neostem, Inc.*	17	9

Total Health Care		270,100

ENERGY - 2.2%
World Fuel Services Corp.	135	5,667
Complete Production Services, Inc.*	153	5,135
Rosetta Resources, Inc.*	110	4,785
Energy XXI Bermuda Ltd.*	149	4,750
Dril-Quip, Inc.*	69	4,542
Berry Petroleum Co. — Class A	101	4,244
Lufkin Industries, Inc.	61	4,106
Kodiak Oil & Gas Corp.*	410	3,895
Key Energy Services, Inc.*	246	3,806
Golar LNG Ltd.	78	3,467
Oasis Petroleum, Inc.*	119	3,462
Bristow Group, Inc.	72	3,412
Helix Energy Solutions Group, Inc.*	210	3,318
Bill Barrett Corp.*	92	3,134
CVR Energy, Inc.*	167	3,128
Northern Oil and Gas, Inc.*	124	2,974
McMoRan Exploration Co.*	194	2,823
Stone Energy Corp.*	100	2,638
Swift Energy Co.*	87	2,586
Gulfport Energy Corp.*	86	2,533
Cloud Peak Energy, Inc.*	122	2,357
SemGroup Corp. — Class A*	88	2,293
Carrizo Oil & Gas, Inc.*	72	1,897
Gulfmark Offshore, Inc. — Class A*	41	1,722
Newpark Resources, Inc.*	179	1,701
Parker Drilling Co.*	231	1,656
ION Geophysical Corp.*	265	1,624
Patriot Coal Corp.*	181	1,533
Contango Oil & Gas Co.*	26	1,513
Petroleum Development Corp.*	42	1,475
W&T Offshore, Inc.	68	1,442
Tetra Technologies, Inc.*	154	1,438
Comstock Resources, Inc.*	93	1,423
Western Refining, Inc.*	103	1,369
Cheniere Energy, Inc.*	156	1,356
Targa Resources Corp.	33	1,343
Hornbeck Offshore Services, Inc.*	43	1,334
Apco Oil and Gas International, Inc.	16	1,308

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Clean Energy Fuels Corp.*	103	$1,283
Approach Resources, Inc.*	43	1,265
GeoResources, Inc.*	41	1,202
Magnum Hunter Resources Corp.*	222	1,197
Pioneer Drilling Co.*	119	1,152
Exterran Holdings, Inc.*	125	1,138
Nordic American Tankers Ltd.	90	1,079
Hercules Offshore, Inc.*	230	1,021
Rex Energy Corp.*	69	1,018
Resolute Energy Corp.*	94	1,015
Crosstex Energy, Inc.	78	986
Basic Energy Services, Inc.*	48	946
Energy Partners Ltd.*	58	847
Gulf Island Fabrication, Inc.	28	818
Ship Finance International Ltd.	84	785
Tesco Corp.*	62	784
Hyperdynamics Corp.*	309	757
Petroquest Energy, Inc.*	108	713
Goodrich Petroleum Corp.*	51	700
Endeavour International Corp.*	73	634
PHI, Inc.*	25	621
Vaalco Energy, Inc.*	101	610
Knightsbridge Tankers Ltd.	44	601
Panhandle Oil and Gas, Inc. — Class A	18	591
Overseas Shipholding Group, Inc.	53	579
Rentech, Inc.*	439	575
BPZ Resources, Inc.*	201	571
Mitcham Industries, Inc.*	26	568
Dawson Geophysical Co.*	14	553
OYO Geospace Corp.*	7	541
Abraxas Petroleum Corp.*	162	535
Triangle Petroleum Corp.*	86	513
Harvest Natural Resources, Inc.*	69	509
Penn Virginia Corp.	95	503
Matrix Service Co.*	53	500
FX Energy, Inc.*	100	480
James River Coal Co.*	68	471
Warren Resources, Inc.*	142	463
C&J Energy Services, Inc.*	22	460
Uranium Energy Corp.*	142	435
Frontline Ltd.	101	433
Cal Dive International, Inc.*	186	418
Amyris, Inc.*	36	415
Vantage Drilling Co.*	350	406
Green Plains Renewable Energy, Inc.*	40	390
Houston American Energy Corp.*	32	390
Venoco, Inc.*	57	386
Clayton Williams Energy, Inc.*	5	379
Gastar Exploration Ltd.*	119	378
Callon Petroleum Co.*	75	373
Natural Gas Services Group, Inc.*	23	333
Solazyme, Inc.*	27	321
Delek US Holdings, Inc.	28	319
Teekay Tankers Ltd. — Class A	87	306
Willbros Group, Inc.*	75	275
Evolution Petroleum Corp.*	33	266
USEC, Inc.*	228	260
Scorpio Tankers, Inc.*	51	249
Global Geophysical Services, Inc.*	36	242
Voyager Oil & Gas, Inc.*	94	242
Uranerz Energy Corp.*	125	228
Alon USA Energy, Inc.	26	226
Westmoreland Coal Co.*	16	204
ATP Oil & Gas Corp.*	26	191
Ur-Energy, Inc.*	206	177
Syntroleum Corp.*	179	172
Union Drilling, Inc.*	27	168
Miller Energy Resources, Inc.*	60	167
GMX Resources, Inc.*	116	145
Uranium Resources, Inc.*	189	137
Zion Oil & Gas, Inc.*	61	135
Crimson Exploration, Inc.*	44	126
CAMAC Energy, Inc.*	117	118
DHT Holdings, Inc.	127	94
RigNet, Inc.*	5	84
Hallador Energy Co.	7	70
Gevo, Inc.*	10	63
Geokinetics, Inc.*	19	41
L&L Energy, Inc.*	10	26

Total Energy		142,561

MATERIALS - 1.5%
Coeur d’Alene Mines Corp.*	178	4,297
Sensient Technologies Corp.	99	3,752
Olin Corp.	163	3,203
NewMarket Corp.	15	2,972
Hecla Mining Co.	552	2,887
Buckeye Technologies, Inc.	75	2,508
Balchem Corp.	56	2,270
HB Fuller Co.	96	2,219
Stillwater Mining Co.*	210	2,197
Schweitzer-Mauduit International, Inc.	33	2,193
PolyOne Corp.	187	2,160
Eagle Materials, Inc.	84	2,155
Chemtura Corp.*	190	2,155
Innophos Holdings, Inc.	44	2,137
Louisiana-Pacific Corp.*	264	2,130
Thompson Creek Metals Company, Inc.*	301	2,095
Minerals Technologies, Inc.	36	2,035
Worthington Industries, Inc.	113	1,851
Calgon Carbon Corp.*	112	1,760
Clearwater Paper Corp.*	49	1,745
Globe Specialty Metals, Inc.	127	1,701
Kaiser Aluminum Corp.	33	1,514
Boise, Inc.	206	1,467

94 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
RTI International Metals, Inc.*	62	$1,439
Georgia Gulf Corp.*	70	1,364
Graphic Packaging Holding Co.*	316	1,346
OM Group, Inc.*	60	1,343
Koppers Holdings, Inc.	39	1,340
Kraton Performance Polymers, Inc.*	65	1,320
Texas Industries, Inc.	42	1,293
AMCOL International Corp.	48	1,289
PH Glatfelter Co.	91	1,285
Haynes International, Inc.	23	1,256
Gold Resource Corp.	59	1,254
A. Schulman, Inc.	59	1,250
KapStone Paper and Packaging Corp.*	75	1,181
Innospec, Inc.*	41	1,151
Deltic Timber Corp.	19	1,147
Stepan Co.	14	1,122
Jaguar Mining, Inc.*	168	1,072
Tredegar Corp.	48	1,066
Flotek Industries, Inc.*	102	1,016
LSB Industries, Inc.*	33	925
Quaker Chemical Corp.	23	894
Materion Corp.*	36	874
Century Aluminum Co.*	101	860
Golden Star Resources Ltd.*	510	842
Ferro Corp.*	169	826
Wausau Paper Corp.	100	826
Horsehead Holding Corp.*	83	748
Myers Industries, Inc.	59	728
US Gold Corp.*	212	712
Universal Stainless & Alloy*	18	672
Hawkins, Inc.	17	627
Neenah Paper, Inc.	27	603
American Vanguard Corp.	44	587
TPC Group, Inc.*	24	560
Zep, Inc.	40	559
Paramount Gold and Silver Corp.*	230	492
Vista Gold Corp.*	143	439
FutureFuel Corp.	35	435
Zoltek Companies, Inc.*	55	419
General Moly, Inc.*	132	408
Omnova Solutions, Inc.*	84	387
Midway Gold Corp.*	170	359
Noranda Aluminum Holding Corp.	43	355
Olympic Steel, Inc.	15	350
AM Castle & Co.*	32	303
Golden Minerals Co.*	52	302
KMG Chemicals, Inc.	17	294
Metals USA Holdings Corp.*	26	292
Spartech Corp.*	61	289
Headwaters, Inc.*	126	280
Landec Corp.*	49	270
SunCoke Energy, Inc.*	24	269
Senomyx, Inc.*	75	261
Revett Minerals, Inc.*	50	236
AEP Industries, Inc.*	8	225
US Energy Corp.*	48	140
Chase Corp.	9	125
Handy & Harman Ltd.*	5	49
Verso Paper Corp.*	27	26

Total Materials		95,785

UTILITIES - 1.2%
Piedmont Natural Gas Company, Inc.	142	4,825
Cleco Corp.	119	4,534
WGL Holdings, Inc.	101	4,466
New Jersey Resources Corp.	88	4,330
IDACORP, Inc.	101	4,283
Southwest Gas Corp.	95	4,037
Portland General Electric Co.	152	3,844
UIL Holdings Corp.	102	3,608
South Jersey Industries, Inc.	58	3,295
PNM Resources, Inc.	168	3,063
Unisource Energy Corp.	79	2,917
El Paso Electric Co.	84	2,910
Avista Corp.	113	2,910
Northwest Natural Gas Co.	53	2,540
Black Hills Corp.	75	2,519
Allete, Inc.	58	2,435
NorthWestern Corp.	67	2,398
MGE Energy, Inc.	43	2,011
Atlantic Power Corp.	138	1,973
CH Energy Group, Inc.	32	1,868
Empire District Electric Co.	85	1,793
Laclede Group, Inc.	42	1,700
California Water Service Group	85	1,552
Otter Tail Corp.	67	1,475
American States Water Co.	39	1,361
Central Vermont Public Service Corp.	28	983
Chesapeake Utilities Corp.	17	737
SJW Corp.	28	662
Ormat Technologies, Inc.	36	649
Middlesex Water Co.	34	634
Dynegy, Inc.*	202	560
Unitil Corp.	19	539
Connecticut Water Service, Inc.	17	461
York Water Co.	25	441
Cadiz, Inc.*	25	241
Consolidated Water Company Ltd.	27	232
Genie Energy Ltd. — Class B	28	222
Pennichuck Corp.	7	202
Artesian Resources Corp. — Class A	9	169

Total Utilities		79,379

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
CONSUMER STAPLES - 1.2%
Nu Skin Enterprises, Inc. — Class A	109	$5,294
Ruddick Corp.	103	4,392
TreeHouse Foods, Inc.*	67	4,380
Casey’s General Stores, Inc.	77	3,966
United Natural Foods, Inc.*	91	3,641
Darling International, Inc.*	227	3,017
Pricesmart, Inc.	36	2,505
Lancaster Colony Corp.	35	2,427
Hain Celestial Group, Inc.*	66	2,420
Fresh Market, Inc.*	59	2,354
Sanderson Farms, Inc.	44	2,206
B&G Foods, Inc.	90	2,166
Snyders-Lance, Inc.	89	2,003
Universal Corp.	43	1,976
Boston Beer Company, Inc. — Class A*	17	1,846
Elizabeth Arden, Inc.*	48	1,778
Fresh Del Monte Produce, Inc.	66	1,651
Vector Group Ltd.	89	1,581
Andersons, Inc.	35	1,528
J&J Snack Foods Corp.	28	1,492
Rite Aid Corp.*	1,167	1,470
WD-40 Co.	32	1,293
Heckmann Corp.*	187	1,244
Cal-Maine Foods, Inc.	32	1,170
Prestige Brands Holdings, Inc.*	103	1,161
Weis Markets, Inc.	27	1,078
Winn-Dixie Stores, Inc.*	107	1,004
Tootsie Roll Industries, Inc.	41	970
Spectrum Brands Holdings, Inc.*	31	849
Chiquita Brands International, Inc.*	95	792
Central Garden and Pet Co. — Class A*	94	782
Spartan Stores, Inc.	42	777
Nash Finch Co.	26	761
Central European Distribution Corp.*	146	639
Smart Balance, Inc.*	117	627
Dole Food Company, Inc.*	72	623
Calavo Growers, Inc.	24	616
Pilgrim’s Pride Corp.*	102	588
USANA Health Sciences, Inc.*	18	547
Pantry, Inc.*	43	515
Inter Parfums, Inc.	33	513
Alliance One International, Inc.*	168	457
National Beverage Corp.*	27	434
Coca-Cola Bottling Company Consolidated	7	410
Nature’s Sunshine Products, Inc.*	26	404
Seneca Foods Corp. — Class A*	15	387
Ingles Markets, Inc. — Class A	23	346
Diamond Foods, Inc.	10	323
Susser Holdings Corp.*	14	317
Chefs’ Warehouse, Inc.*	17	304
Medifast, Inc.*	22	302
Revlon, Inc. — Class A*	19	283
Village Super Market, Inc. — Class A	9	256
Limoneira Co.	15	254
Schiff Nutrition International, Inc.*	23	246
Omega Protein Corp.*	34	242
Nutraceutical International Corp.*	17	192
Star Scientific, Inc.*	72	157
Alico, Inc.	8	155
Synutra International, Inc.*	30	152
Female Health Co.	33	149
Farmer Brothers Co.	18	138
MGP Ingredients, Inc.	25	126
Oil-Dri Corporation of America	6	121
Craft Brewers Alliance, Inc.*	19	114
Imperial Sugar Co.	26	93
Primo Water Corp.*	28	85
Harbinger Group, Inc.*	17	68
Lifeway Foods, Inc.*	7	67

Total Consumer Staples		77,224

TELECOMMUNICATION SERVICES - 0.3%
AboveNet, Inc.*	42	2,730
Cogent Communications Group, Inc.*	91	1,537
Cincinnati Bell, Inc.*	392	1,188
Leap Wireless International, Inc.*	122	1,133
Consolidated Communications Holdings, Inc.	52	991
Premiere Global Services, Inc.*	100	847
General Communication, Inc. — Class A*	86	842
Atlantic Tele-Network, Inc.	19	742
Neutral Tandem, Inc.*	64	684
Vonage Holdings Corp.*	273	669
Iridium Communications, Inc.*	86	663
USA Mobility, Inc.	44	610
NTELOS Holdings Corp.	28	571
Cbeyond, Inc.*	56	449
Shenandoah Telecommunications Co.	41	430
Lumos Networks Corp.	28	430
8x8, Inc.*	121	384
SureWest Communications	28	337
HickoryTech Corp.	28	310
Alaska Communications Systems Group, Inc.	94	283
inContact, Inc.*	60	266
IDT Corp. — Class B	28	263
Fairpoint Communications, Inc.*	44	191

96 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

RUSSELL 2000® 2x STRATEGY FUND

	SHARES	VALUE
Towerstream Corp.*	84	$176
Globalstar, Inc.*	201	109
Boingo Wireless, Inc.*	5	43

Total Telecommunication Services		16,878

Total Common Stocks (Cost $1,954,391)		2,151,750

WARRANTS†† - 0.0%
Magnum Hunter Resources Corp. $10.50, 08/16/13	6	—

Total Warrants (Cost $—)		—

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[1] - 55.4%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[2]	$1,330,201	1,330,201
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	794,736	794,736
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	760,770	760,770
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	760,770	760,770

Total Repurchase Agreements (Cost $3,646,477)		3,646,477

Total Investments – 88.1% (Cost $5,600,868)		$5,798,227

Cash & Other Assets, Less Liabilities - 11.9%		779,918

Total Net Assets – 100.0%		$6,578,145

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $2,135,560)	29	$53,026

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2012 Russell 2000 Index Swap, Terminating 01/31/12[3] (Notional Value $1,277,689)	1,725	$(5,332)
Goldman Sachs International January 2012 Russell 2000 Index Swap, Terminating 01/27/12[3] (Notional Value $1,126,663)	1,521	(15,097)
Morgan Stanley Capital Services, Inc. January 2012 Russell 2000 Index Swap, Terminating 01/30/12[3] (Notional Value $2,359,607)	3,185	(15,385)
Barclays Bank plc January 2012 Russell 2000 Index Swap, Terminating 01/31/12[3] (Notional Value $3,945,446)	5,325	(21,440)

(Total Notional Value $8,709,405)		$(57,254)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company
REIT — Real Estate Investment Trust

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 97

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $1,954,391)	$2,151,750
Repurchase agreements, at value (cost $3,646,477)	3,646,477

Total investments (cost $5,600,868)	5,798,227
Segregated cash with broker	557,476
Receivables:
Fund shares sold	306,621
Dividends	3,072
Securities sold	360
Interest	1

Total assets	6,665,757

LIABILITIES:
Unrealized depreciation on swap agreements	57,254
Payable for:
Variation margin	15,080
Management fees	4,469
Transfer agent and administrative fees	1,241
Investor service fees	1,241
Portfolio accounting fees	497
Fund shares redeemed	16
Miscellaneous	7,814

Total liabilities	87,612

NET ASSETS	$6,578,145

NET ASSETS CONSIST OF:
Paid in capital	$8,452,556
Accumulated net investment loss	(307)
Accumulated net realized loss on investments	(2,067,235)
Net unrealized appreciation on investments	193,131

Net assets	$6,578,145
Capital shares outstanding	60,058
Net asset value per share	$109.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2)	$13,700
Interest	1,702

Total investment income	15,402

EXPENSES:
Management fees	44,600
Transfer agent and administrative fees	12,389
Investor service fees	12,389
Portfolio accounting fees	4,955
Custodian fees	1,220
Trustees’ fees*	476
Miscellaneous	13,949

Total expenses	89,978

Net investment loss	(74,576)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	87,221
Swap agreements	(877,802)
Futures contracts	(147,647)
Foreign currency	(1)

Net realized loss	(938,229)

Net change in unrealized appreciation (depreciation) on:
Investments	(174,334)
Swap agreements	20,946
Futures contracts	34,600

Net change in unrealized appreciation (depreciation)	(118,788)

Net realized and unrealized loss	(1,057,017)

Net decrease in net assets resulting from operations	$(1,131,593)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(74,576)	$(42,246)
Net realized gain (loss) on investments	(938,229)	1,553,607
Net change in unrealized appreciation (depreciation) on investments	(118,788)	(234,983)

Net increase (decrease) in net assets resulting from operations	(1,131,593)	1,276,378

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(487,848)	—

Total distributions to shareholders	(487,848)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	50,562,437	48,589,346
Distributions reinvested	487,848	—
Cost of shares redeemed	(47,926,370)	(48,443,340)

Net increase from capital share transactions	3,123,915	146,006

Net increase in net assets	1,504,474	1,422,384
NET ASSETS:
Beginning of year	5,073,671	3,651,287

End of year	$6,578,145	$5,073,671

Accumulated net investment loss at end of year	$(307)	$(201)

CAPITAL SHARE ACTIVITY:
Shares sold	367,620	426,047
Shares issued from reinvestment of distributions	4,471	—
Shares redeemed	(346,218)	(428,349)

Net increase (decrease) in shares	25,873	(2,302)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 99

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$148.42	$100.07	$73.67	$224.30	$259.70

Income (loss) from investment operations:
Net investment income (loss)[a]	(2.04)	(1.25)	(.67)	.10	2.50
Net gain (loss) on investments (realized and unrealized)	(26.77)	49.60	27.08	(148.93)	(35.20)

Total from investment operations	(28.81)	48.35	26.41	(148.83)	(32.70)

Less distributions from:
Net investment income	—	—	(.01)	(1.80)	(.10)
Net realized gains	(10.08)	—	—	—	(2.60)

Total distributions	(10.08)	—	(.01)	(1.80)	(2.70)

Net asset value, end of period	$109.53	$148.42	$100.07	$73.67	$224.30

Total Return[b]	(19.38%)	48.30%	35.85%	(66.18%)	(12.59%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,578	$5,074	$3,651	$3,421	$6,205

Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.11%)	(0.97%)	0.06%	0.95%
Total expenses	1.82%	1.74%	1.75%	1.68%	1.64%

Portfolio turnover rate	15%	100%	493%	347%	174%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

100 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned -12.18%, while the Russell 2000 Index returned -4.18% over the same time period.

Among sectors, the biggest performance contributors to the index during the period were Utilities and Health Care. Information Technology and Consumer Discretionary detracted from index performance for the year.

Healthspring, Inc., Pharmasset, Inc. and Netlogic Microsystems, Inc. were the largest contributors to performance of the index for the year. Hecla Mining Co., MF Global Holdings Ltd. and Meritor, Inc. were the leading detractors for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Healthspring, Inc.	0.2%
Netlogic Microsystems, Inc.	0.2%
SuccessFactors, Inc.	0.2%
Clean Harbors, Inc.	0.2%
World Fuel Services Corp.	0.2%
Jack Henry & Associates, Inc.	0.2%
American Campus Communities, Inc.	0.2%
Signature Bank	0.1%
Salix Pharmaceuticals Ltd.	0.1%
Onyx Pharmaceuticals, Inc.	0.1%

Top Ten Total	1.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

RUSSELL 2000® 1.5x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	-12.18%	-6.05%	2.01%
Russell 2000 Index	-4.18%	0.15%	5.62%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  103

SCHEDULE OF INVESTMENTS	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 55.5%
FINANCIALS - 12.2%
American Campus Communities, Inc.	388	$16,280
Signature Bank*	262	15,717
Home Properties, Inc.	266	15,314
Tanger Factory Outlet Centers	482	14,132
National Retail Properties, Inc.	523	13,797
Hancock Holding Co.	430	13,747
ProAssurance Corp.	168	13,410
MFA Financial, Inc.	1,989	13,366
BioMed Realty Trust, Inc.	739	13,361
Mid-America Apartment Communities, Inc.	211	13,198
CBL & Associates Properties, Inc.	830	13,031
Extra Space Storage, Inc.	524	12,697
Kilroy Realty Corp.	327	12,449
Post Properties, Inc.	283	12,373
Highwoods Properties, Inc.	412	12,224
Alterra Capital Holdings Ltd.	506	11,957
Equity Lifestyle Properties, Inc.	177	11,804
LaSalle Hotel Properties	480	11,621
Delphi Financial Group, Inc. — Class A	262	11,607
SVB Financial Group*	242	11,541
Entertainment Properties Trust	262	11,452
Hatteras Financial Corp.	420	11,075
Omega Healthcare Investors, Inc.	566	10,952
Prosperity Bancshares, Inc.	261	10,531
Washington Real Estate Investment Trust	371	10,147
Colonial Properties Trust	465	9,700
Starwood Property Trust, Inc.	524	9,699
Stifel Financial Corp.*	302	9,679
FirstMerit Corp.	609	9,214
Invesco Mortgage Capital, Inc.	646	9,076
DiamondRock Hospitality Co.	939	9,052
Trustmark Corp.	353	8,574
Webster Financial Corp.	412	8,401
Iberiabank Corp.	169	8,332
United Bankshares, Inc.	285	8,057
FNB Corp.	712	8,053
Healthcare Realty Trust, Inc.	433	8,049
RLI Corp.	110	8,015
DuPont Fabros Technology, Inc.	330	7,993
Cash America International, Inc.	171	7,974
Umpqua Holdings Corp.	636	7,880
CNO Financial Group, Inc.*	1,243	7,843
Westamerica Bancorporation	171	7,507
First American Financial Corp.	591	7,488
Platinum Underwriters Holdings Ltd.	215	7,334
Northwest Bancshares, Inc.	587	7,302
Two Harbors Investment Corp.	785	7,253
DCT Industrial Trust, Inc.	1,375	7,040
Apollo Investment Corp.	1,092	7,032
Potlatch Corp.	222	6,906
Ezcorp, Inc. — Class A*	259	6,830
Knight Capital Group, Inc. — Class A*	563	6,655
UMB Financial Corp.	178	6,631
Sovran Self Storage, Inc.	155	6,614
Texas Capital Bancshares, Inc.*	216	6,612
Cathay General Bancorp	440	6,569
EastGroup Properties, Inc.	151	6,565
Medical Properties Trust, Inc.	632	6,238
World Acceptance Corp.*	84	6,174
Montpelier Re Holdings Ltd.	347	6,159
Susquehanna Bancshares, Inc.	734	6,151
Old National Bancorp	527	6,140
First Cash Financial Services, Inc.*	173	6,071
Ocwen Financial Corp.*	414	5,995
CYS Investments, Inc.	456	5,992
Capstead Mortgage Corp.	480	5,971
PS Business Parks, Inc.	106	5,876
CubeSmart	551	5,863
National Penn Bancshares, Inc.	692	5,840
First Financial Bankshares, Inc.	174	5,817
National Health Investors, Inc.	132	5,805
Prospect Capital Corp.	606	5,630
Glimcher Realty Trust	604	5,557
Community Bank System, Inc.	199	5,532
Pebblebrook Hotel Trust	287	5,505
International Bancshares Corp.	300	5,501
First Financial Bancorp	326	5,425
Wintrust Financial Corp.	193	5,414
Sunstone Hotel Investors, Inc.*	657	5,355
Selective Insurance Group, Inc.	299	5,301
Strategic Hotels & Resorts, Inc.*	984	5,284
LTC Properties, Inc.	171	5,277
MB Financial, Inc.	304	5,198
Equity One, Inc.	303	5,145
BancorpSouth, Inc.	466	5,135
Lexington Realty Trust	674	5,048
CVB Financial Corp.	498	4,995
First Industrial Realty Trust, Inc.*	484	4,951
Financial Engines, Inc.*	216	4,823
MarketAxess Holdings, Inc.	158	4,757
Glacier Bancorp, Inc.	392	4,716
Sun Communities, Inc.	127	4,639
Bank of the Ozarks, Inc.	155	4,593
Argo Group International Holdings Ltd.	157	4,547

104 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Primerica, Inc.	194	$4,509
Redwood Trust, Inc.	441	4,489
Park National Corp.	69	4,489
Provident Financial Services, Inc.	332	4,445
Solar Capital Ltd.	201	4,440
Acadia Realty Trust	220	4,431
Anworth Mortgage Asset Corp.	701	4,402
Tower Group, Inc.	215	4,337
DFC Global Corp.*	239	4,316
Government Properties Income Trust	191	4,307
NBT Bancorp, Inc.	192	4,249
First Midwest Bancorp, Inc.	416	4,214
Education Realty Trust, Inc.	411	4,205
Columbia Banking System, Inc.	218	4,201
Astoria Financial Corp.	485	4,118
Harleysville Group, Inc.	70	3,960
Employers Holdings, Inc.	218	3,944
Fifth Street Finance Corp.	411	3,933
MGIC Investment Corp.*	1,052	3,924
Infinity Property & Casualty Corp.	69	3,915
Franklin Street Properties Corp.	391	3,890
Hersha Hospitality Trust	782	3,816
Associated Estates Realty Corp.	239	3,812
Nelnet, Inc. — Class A	153	3,744
First Potomac Realty Trust	283	3,693
Oritani Financial Corp.	289	3,691
American Assets Trust, Inc.	179	3,671
Greenlight Capital Re Ltd.*	154	3,645
PrivateBancorp, Inc.	330	3,623
BBCN Bancorp, Inc.*	373	3,525
Investors Bancorp, Inc.*	260	3,505
Independent Bank Corp.	127	3,466
Boston Private Financial Holdings, Inc.	435	3,454
American Equity Investment Life Holding Co.	329	3,422
CreXus Investment Corp.	328	3,405
Evercore Partners, Inc. — Class A	127	3,381
BlackRock Kelso Capital Corp.	414	3,378
Symetra Financial Corp.	371	3,365
PHH Corp.*	312	3,338
Investors Real Estate Trust	455	3,319
Inland Real Estate Corp.	435	3,310
Credit Acceptance Corp.*	40	3,291
Chemical Financial Corp.	154	3,283
Cousins Properties, Inc.	507	3,250
PacWest Bancorp	171	3,240
Home Bancshares, Inc.	125	3,239
National Financial Partners Corp.*	238	3,218
Amtrust Financial Services, Inc.	135	3,206
Pennsylvania Real Estate Investment Trust	306	3,195
Meadowbrook Insurance Group, Inc.	298	3,183
Walter Investment Management Corp.	153	3,138
Oriental Financial Group, Inc.	257	3,112
Navigators Group, Inc.*	65	3,099
Pinnacle Financial Partners, Inc.*	191	3,085
First Commonwealth Financial Corp.	586	3,082
S&T Bancorp, Inc.	154	3,011
ARMOUR Residential REIT, Inc.	426	3,003
Forestar Group, Inc.*	198	2,996
KBW, Inc.	197	2,990
Horace Mann Educators Corp.	218	2,989
City Holding Co.	88	2,982
Cohen & Steers, Inc.	102	2,948
Trustco Bank Corp.	520	2,917
Retail Opportunity Investments Corp.	241	2,853
Simmons First National Corp. — Class A	103	2,801
Colony Financial, Inc.	177	2,781
Brookline Bancorp, Inc.	328	2,768
iStar Financial, Inc.*	523	2,767
Safety Insurance Group, Inc.	68	2,753
Advance America Cash Advance Centers, Inc.	304	2,721
Compass Diversified Holdings	219	2,713
Newcastle Investment Corp.	579	2,692
Chesapeake Lodging Trust	173	2,675
RLJ Lodging Trust	156	2,625
ViewPoint Financial Group	201	2,615
State Bank Financial Corp.*	173	2,614
WesBanco, Inc.	134	2,609
Sabra Health Care REIT, Inc.	215	2,599
PennantPark Investment Corp.	257	2,593
PICO Holdings, Inc.*	126	2,593
PennyMac Mortgage Investment Trust	156	2,593
Investment Technology Group, Inc.*	239	2,584
AMERISAFE, Inc.*	111	2,581
United Fire & Casualty Co.	127	2,563
Community Trust Bancorp, Inc.	87	2,560
NorthStar Realty Finance Corp.	532	2,538
Sterling Financial Corp.*	151	2,522
Duff & Phelps Corp. — Class A	173	2,509
Banco Latinoamericano de Comercio Exterior S.A.	156	2,504
Flagstone Reinsurance Holdings S.A.	302	2,504
BGC Partners, Inc. — Class A	420	2,495

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Western Alliance Bancorporation*	394	$2,455
Maiden Holdings Ltd.	279	2,444
SCBT Financial Corp.	84	2,437
Urstadt Biddle Properties, Inc. — Class A	134	2,423
Universal Health Realty Income Trust	62	2,418
Triangle Capital Corp.	126	2,409
Berkshire Hills Bancorp, Inc.	107	2,374
Sandy Spring Bancorp, Inc.	135	2,369
FBL Financial Group, Inc. — Class A	69	2,347
Ashford Hospitality Trust, Inc.	286	2,288
Hercules Technology Growth Capital, Inc.	241	2,275
Lakeland Financial Corp.	87	2,251
Flushing Financial Corp.	178	2,248
1st Source Corp.	88	2,229
Resource Capital Corp.	397	2,227
Dime Community Bancshares, Inc.	174	2,192
First Busey Corp.	436	2,180
Ramco-Gershenson Properties Trust	218	2,143
FelCor Lodging Trust, Inc.*	695	2,120
Citizens, Inc.*	217	2,103
Excel Trust, Inc.	175	2,100
Getty Realty Corp.	150	2,093
First Financial Corp.	62	2,063
Tejon Ranch Co.*	84	2,056
Dynex Capital, Inc.	222	2,027
Hudson Valley Holding Corp.	95	2,016
Washington Trust Bancorp, Inc.	84	2,004
OneBeacon Insurance Group Ltd.	129	1,985
Renasant Corp.	132	1,980
Epoch Holding Corp.	89	1,978
Coresite Realty Corp.	109	1,942
INTL FCStone, Inc.*	81	1,909
Southside Bancshares, Inc.	86	1,863
Hilltop Holdings, Inc.*	218	1,842
Cardinal Financial Corp.	171	1,837
Tower Bancorp, Inc.	64	1,827
Virtus Investment Partners, Inc.*	24	1,824
Rockville Financial, Inc.	175	1,813
Hudson Pacific Properties, Inc.	127	1,798
Monmouth Real Estate Investment Corp. — Class A	196	1,793
eHealth, Inc.*	121	1,779
Piper Jaffray Cos.*	87	1,757
HFF, Inc. — Class A*	170	1,756
Radian Group, Inc.	746	1,746
MCG Capital Corp.	434	1,732
Safeguard Scientifics, Inc.*	108	1,705
Campus Crest Communities, Inc.	168	1,690
Tompkins Financial Corp.	43	1,656
GAMCO Investors, Inc. — Class A	38	1,653
GFI Group, Inc.	396	1,632
West Coast Bancorp*	104	1,622
TowneBank	132	1,616
NewStar Financial, Inc.*	156	1,587
Winthrop Realty Trust	156	1,587
Beneficial Mutual Bancorp, Inc.*	188	1,572
TICC Capital Corp.	181	1,566
Saul Centers, Inc.	44	1,558
Great Southern Bancorp, Inc.	66	1,557
WSFS Financial Corp.	43	1,546
Bancfirst Corp.	41	1,539
Westwood Holdings Group, Inc.	42	1,535
MVC Capital, Inc.	132	1,530
StellarOne Corp.	133	1,514
Sterling Bancorp	175	1,512
Banner Corp.	88	1,509
Arrow Financial Corp.	64	1,500
CapLease, Inc.	371	1,499
Summit Hotel Properties, Inc.	156	1,473
Ladenburg Thalmann Financial Services, Inc.*	592	1,468
Camden National Corp.	45	1,467
Provident New York Bancorp	218	1,448
Apollo Commercial Real Estate Finance, Inc.	110	1,444
Union First Market Bankshares Corp.	108	1,435
Kennedy-Wilson Holdings, Inc.	133	1,407
United Financial Bancorp, Inc.	87	1,400
Kite Realty Group Trust	310	1,398
American Safety Insurance Holdings Ltd.*	64	1,392
Global Indemnity plc*	69	1,368
Netspend Holdings, Inc.*	168	1,362
Ameris Bancorp*	132	1,357
Territorial Bancorp, Inc.	68	1,343
Calamos Asset Management, Inc.	107	1,339
Cedar Realty Trust, Inc.	310	1,336
SY Bancorp, Inc.	65	1,334
Republic Bancorp, Inc. — Class A	58	1,328
Enterprise Financial Services Corp.	88	1,302
Citizens & Northern Corp.	70	1,293
Presidential Life Corp.	129	1,289
Univest Corporation of Pennsylvania	87	1,274
Wilshire Bancorp, Inc.*	350	1,271
First Merchants Corp.	150	1,270
Trico Bancshares	89	1,266

106 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Stewart Information Services Corp.	109	$1,259
Parkway Properties, Inc.	127	1,252
First Connecticut Bancorp, Inc.	96	1,249
Bryn Mawr Bank Corp.	64	1,247
Eagle Bancorp, Inc.*	85	1,236
Bancorp, Inc.*	170	1,229
German American Bancorp, Inc.	67	1,219
Northfield Bancorp, Inc.	86	1,218
SWS Group, Inc.	170	1,168
First of Long Island Corp.	44	1,158
Centerstate Banks, Inc.	173	1,145
Financial Institutions, Inc.	70	1,130
Westfield Financial, Inc.	153	1,126
Agree Realty Corp.	46	1,121
National Bankshares, Inc.	40	1,117
State Auto Financial Corp.	82	1,114
Central Pacific Financial Corp.*	86	1,111
First Interstate Bancsystem, Inc.	85	1,108
Gladstone Commercial Corp.	63	1,106
Heritage Financial Corp.	88	1,105
CNB Financial Corp.	70	1,105
Phoenix Companies, Inc.*	657	1,104
Lakeland Bancorp, Inc.	128	1,103
Cogdell Spencer, Inc.	258	1,097
State Bancorp, Inc.	89	1,086
First Community Bancshares, Inc.	87	1,086
Enstar Group Ltd.*	11	1,080
Oppenheimer Holdings, Inc. — Class A	67	1,079
OceanFirst Financial Corp.	82	1,072
Fox Chase Bancorp, Inc.	84	1,061
Franklin Financial Corp.*	89	1,054
OmniAmerican Bancorp, Inc.*	67	1,052
Virginia Commerce Bancorp, Inc.*	134	1,036
Heartland Financial USA, Inc.	67	1,028
Washington Banking Co.	86	1,024
One Liberty Properties, Inc.	62	1,023
CoBiz Financial, Inc.	177	1,021
RAIT Financial Trust	215	1,021
STAG Industrial, Inc.	88	1,009
Golub Capital BDC, Inc.	64	992
Pacific Continental Corp.	110	974
ESB Financial Corp.	69	971
First Bancorp	87	970
National Interstate Corp.	39	962
Gladstone Capital Corp.	126	961
Baldwin & Lyons, Inc. — Class B	44	959
Cowen Group, Inc. — Class A*	370	958
MainSource Financial Group, Inc.	108	954
Peoples Bancorp, Inc.	64	948
Crawford & Co. — Class B	153	942
Medallion Financial Corp.	82	933
Mission West Properties, Inc.	103	929
NGP Capital Resources Co.	129	928
Gladstone Investment Corp.	127	923
Arlington Asset Investment Corp. — Class A	43	917
Home Federal Bancorp, Inc.	87	905
FXCM, Inc.	90	878
Chatham Lodging Trust	81	873
1st United Bancorp, Inc.*	156	866
Bank of Marin Bancorp	23	865
Artio Global Investors, Inc.	175	854
Kansas City Life Insurance Co.	26	853
Main Street Capital Corp.	40	850
Apollo Residential Mortgage, Inc.	55	839
SeaBright Holdings, Inc.	109	834
Alliance Financial Corp.	27	834
West Bancorporation, Inc.	87	833
Walker & Dunlop, Inc.*	66	829
Farmer Mac	46	829
American Capital Mortgage Investment Corp.	44	828
Bank Mutual Corp.	259	824
Capital Southwest Corp.	10	816
BofI Holding, Inc.*	49	796
Hanmi Financial Corp.*	107	792
First Financial Holdings, Inc.	87	777
Kearny Financial Corp.	81	769
Bancorp Rhode Island, Inc.	19	754
First Bancorp, Inc.	49	753
Diamond Hill Investment Group, Inc.	10	740
Penns Woods Bancorp, Inc.	19	737
Gleacher & Company, Inc.*	438	736
Merchants Bancshares, Inc.	25	730
Metro Bancorp, Inc.*	87	729
Terreno Realty Corp.	48	727
Edelman Financial Group, Inc.	109	716
Solar Senior Capital Ltd.	45	709
AG Mortgage Investment Trust, Inc.	35	705
BankFinancial Corp.	126	696
Doral Financial Corp.*	719	687
Pacific Capital Bancorp North America*	24	678
First Pactrust Bancorp, Inc.	66	676
First Defiance Financial Corp.	46	671
Kohlberg Capital Corp.	106	669
Southwest Bancorp, Inc.*	112	668
Center Bancorp, Inc.	66	645
Medley Capital Corp.	62	645
ESSA Bancorp, Inc.	61	639

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Donegal Group, Inc. — Class A	45	$637
JMP Group, Inc.	88	629
United Community Banks, Inc.*	90	629
Seacoast Banking Corporation of Florida*	413	628
Consolidated-Tomoka Land Co.	23	623
Park Sterling Corp.*	151	616
Taylor Capital Group, Inc.*	63	612
Meridian Interstate Bancorp, Inc.*	49	610
Marlin Business Services Corp.	48	610
Harris & Harris Group, Inc.*	175	605
Nicholas Financial, Inc.	46	590
THL Credit, Inc.	48	586
Capital City Bank Group, Inc.	61	583
Encore Bancshares, Inc.*	43	581
MidSouth Bancorp, Inc.	44	572
FBR & Company*	279	572
UMH Properties, Inc.	61	568
Flagstar Bancorp, Inc.*	1,093	552
Sierra Bancorp	62	546
Bank of Kentucky Financial Corp.	27	541
Century Bancorp, Inc. — Class A	19	537
Whitestone REIT — Class B	45	536
EMC Insurance Group, Inc.	26	535
MPG Office Trust, Inc.*	267	531
Sun Bancorp, Inc.*	212	513
Bridge Capital Holdings*	49	510
Heritage Commerce Corp.*	107	507
Suffolk Bancorp*	46	496
New Mountain Finance Corp.	37	496
Cape Bancorp, Inc.*	61	479
Hallmark Financial Services*	66	461
Roma Financial Corp.	45	443
Clifton Savings Bancorp, Inc.	43	399
Ames National Corp.	20	390
Universal Insurance Holdings, Inc.	107	383
Charter Financial Corp.	40	370
Avatar Holdings, Inc.*	50	359
CIFC Corp.*	62	335
Orrstown Financial Services, Inc.	40	330
Independence Holding Co.	37	301
Fidus Investment Corp.	21	272
Bridge Bancorp, Inc.	13	259
Gain Capital Holdings, Inc.	38	255
Pzena Investment Management, Inc. — Class A	48	208
Imperial Holdings, Inc.*	103	194
Fortegra Financial Corp.*	27	180
Enterprise Bancorp, Inc.	10	143
First Marblehead Corp.*	113	132
Hampton Roads Bankshares, Inc.*	46	126
Cascade Bancorp*	25	110
Capital Bank Corp.*	34	68

Total Financials		1,347,578

INFORMATION TECHNOLOGY - 9.6%
Netlogic Microsystems, Inc.*	375	18,589
SuccessFactors, Inc.*	466	18,579
Jack Henry & Associates, Inc.	485	16,301
Concur Technologies, Inc.*	246	12,494
Parametric Technology Corp.*	672	12,271
Wright Express Corp.*	218	11,833
InterDigital, Inc.	257	11,197
ADTRAN, Inc.	366	11,039
CommVault Systems, Inc.*	239	10,210
Anixter International, Inc.*	170	10,139
Ultimate Software Group, Inc.*	151	9,833
QLIK Technologies, Inc.*	389	9,414
CACI International, Inc. — Class A*	168	9,395
Plantronics, Inc.	263	9,373
Semtech Corp.*	370	9,183
Taleo Corp. — Class A*	236	9,131
SolarWinds, Inc.*	324	9,056
Viasat, Inc.*	196	9,040
FEI Co.*	219	8,931
Aruba Networks, Inc.*	480	8,890
Hittite Microwave Corp.*	175	8,641
Cognex Corp.	239	8,554
Finisar Corp.*	501	8,389
RF Micro Devices, Inc.*	1,550	8,370
Cymer, Inc.*	168	8,360
Aspen Technology, Inc.*	476	8,259
Microsemi Corp.*	482	8,074
Universal Display Corp.*	220	8,072
MAXIMUS, Inc.	195	8,063
MKS Instruments, Inc.	287	7,984
Fair Isaac Corp.	219	7,849
JDA Software Group, Inc.*	241	7,806
Sapient Corp.	610	7,686
Cavium, Inc.*	266	7,562
Arris Group, Inc.*	698	7,552
Convergys Corp.*	591	7,547
Mentor Graphics Corp.*	544	7,377
j2 Global, Inc.	262	7,373
Netgear, Inc.*	215	7,218
ValueClick, Inc.*	441	7,184
Progress Software Corp.*	369	7,140
Coherent, Inc.*	133	6,952
Blackbaud, Inc.	245	6,786
Entegris, Inc.*	760	6,631
DealerTrack Holdings, Inc.*	239	6,515
Cardtronics, Inc.*	239	6,467
Quest Software, Inc.*	346	6,436
Cabot Microelectronics Corp.*	132	6,237
Blue Coat Systems, Inc.*	241	6,133
NetSuite, Inc.*	151	6,123
TiVo, Inc.*	675	6,055
Cirrus Logic, Inc.*	374	5,928
RightNow Technologies, Inc.*	134	5,726

108 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Take-Two Interactive Software, Inc.*	419	$5,677
Power Integrations, Inc.	171	5,670
ACI Worldwide, Inc.*	196	5,613
Acxiom Corp.*	455	5,556
Synaptics, Inc.*	183	5,517
Littelfuse, Inc.	128	5,501
Scansource, Inc.*	151	5,436
Tyler Technologies, Inc.*	179	5,390
Plexus Corp.*	194	5,312
Heartland Payment Systems, Inc.	218	5,310
Euronet Worldwide, Inc.*	286	5,285
Manhattan Associates, Inc.*	126	5,100
OSI Systems, Inc.*	104	5,073
GT Advanced Technologies, Inc.*	698	5,054
OpenTable, Inc.*	129	5,048
Sourcefire, Inc.*	152	4,922
Tessera Technologies, Inc.*	287	4,807
Unisys Corp.*	243	4,790
Bottomline Technologies, Inc.*	203	4,704
NIC, Inc.	350	4,659
Benchmark Electronics, Inc.*	344	4,634
Veeco Instruments, Inc.*	221	4,597
Synchronoss Technologies, Inc.*	152	4,592
MicroStrategy, Inc. — Class A*	42	4,549
Integrated Device Technology, Inc.*	828	4,521
TriQuint Semiconductor, Inc.*	919	4,476
Comtech Telecommunications Corp.	152	4,350
Advent Software, Inc.*	178	4,336
RealPage, Inc.*	171	4,321
Sanmina-SCI Corp.*	457	4,255
Diodes, Inc.*	199	4,239
Brightpoint, Inc.*	390	4,196
LogMeIn, Inc.*	108	4,163
Loral Space & Communications, Inc.*	64	4,152
Rambus, Inc.*	548	4,137
FARO Technologies, Inc.*	89	4,094
Mantech International Corp. — Class A	131	4,092
Websense, Inc.*	218	4,083
Syntel, Inc.	86	4,022
SYNNEX Corp.*	132	4,021
Insight Enterprises, Inc.*	261	3,991
Liquidity Services, Inc.*	108	3,985
Kenexa Corp.*	149	3,978
Earthlink, Inc.	614	3,954
Ancestry.com, Inc.*	172	3,949
Ceva, Inc.*	130	3,934
Omnivision Technologies, Inc.*	321	3,927
Lattice Semiconductor Corp.*	655	3,891
Tekelec*	351	3,836
Stratasys, Inc.*	126	3,832
Brooks Automation, Inc.	370	3,800
BroadSoft, Inc.*	125	3,775
LivePerson, Inc.*	300	3,765
Netscout Systems, Inc.*	212	3,731
MTS Systems Corp.	91	3,708
Kulicke & Soffa Industries, Inc.*	400	3,700
comScore, Inc.*	174	3,689
Infinera Corp.*	587	3,686
Electronics for Imaging, Inc.*	258	3,676
Constant Contact, Inc.*	158	3,667
Standard Microsystems Corp.*	135	3,479
Rofin-Sinar Technologies, Inc.*	152	3,473
Verint Systems, Inc.*	126	3,470
ATMI, Inc.*	173	3,465
3D Systems Corp.*	239	3,442
Volterra Semiconductor Corp.*	134	3,432
Emulex Corp.*	495	3,396
Ebix, Inc.	153	3,381
Digital River, Inc.*	223	3,349
Ultratech, Inc.*	132	3,243
Harmonic, Inc.*	635	3,200
Rogers Corp.*	85	3,133
TTM Technologies, Inc.*	284	3,113
Opnet Technologies, Inc.	84	3,080
Monotype Imaging Holdings, Inc.*	196	3,056
Quantum Corp.*	1,261	3,026
Black Box Corp.	105	2,944
Newport Corp.*	215	2,926
S1 Corp.*	305	2,919
Sonus Networks, Inc.*	1,180	2,832
Micrel, Inc.	280	2,831
CSG Systems International, Inc.*	192	2,824
Forrester Research, Inc.*	82	2,783
DTS, Inc.*	102	2,778
Park Electrochemical Corp.	107	2,741
iGate Corp.*	173	2,721
United Online, Inc.	500	2,720
TNS, Inc.*	152	2,693
Magma Design Automation, Inc.*	370	2,657
Monolithic Power Systems, Inc.*	174	2,622
Badger Meter, Inc.	88	2,590
Advanced Energy Industries, Inc.*	240	2,575
Amkor Technology, Inc.*	590	2,572
Pegasystems, Inc.	87	2,558
Maxwell Technologies, Inc.*	155	2,517
Bankrate, Inc.*	117	2,516
SS&C Technologies Holdings, Inc.*	138	2,492

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Entropic Communications, Inc.*	485	$2,478
Measurement Specialties, Inc.*	88	2,460
Checkpoint Systems, Inc.*	222	2,429
InfoSpace, Inc.*	217	2,385
Spansion, Inc. — Class A*	287	2,376
Applied Micro Circuits Corp.*	353	2,372
Super Micro Computer, Inc.*	150	2,352
Xyratex Ltd.	175	2,331
Ixia*	220	2,312
Intermec, Inc.*	332	2,278
Vocus, Inc.*	103	2,275
DemandTec, Inc.*	172	2,265
Mercury Computer Systems, Inc.*	169	2,246
Dice Holdings, Inc.*	266	2,205
VirnetX Holding Corp.*	87	2,172
TeleTech Holdings, Inc.*	132	2,138
EPIQ Systems, Inc.	174	2,091
Accelrys, Inc.*	309	2,076
Silicon Image, Inc.*	436	2,049
STEC, Inc.*	235	2,019
Photronics, Inc.*	330	2,006
Silicon Graphics International Corp.*	175	2,006
Sycamore Networks, Inc.*	109	1,951
Web.com Group, Inc.*	170	1,947
ExlService Holdings, Inc.*	87	1,946
Electro Scientific Industries, Inc.*	132	1,911
Interactive Intelligence Group, Inc.*	83	1,902
RealD, Inc.*	238	1,890
Oplink Communications, Inc.*	114	1,878
OCZ Technology Group, Inc.*	284	1,877
KIT Digital, Inc.*	221	1,867
Electro Rent Corp.	108	1,852
Daktronics, Inc.	192	1,837
PROS Holdings, Inc.*	123	1,830
Keynote Systems, Inc.	89	1,828
Methode Electronics, Inc.	215	1,782
CTS Corp.	192	1,766
Kemet Corp.*	246	1,734
Cass Information Systems, Inc.	47	1,710
Globecomm Systems, Inc.*	125	1,710
Internap Network Services Corp.*	284	1,687
Stamps.com, Inc.*	64	1,672
ICG Group, Inc.*	216	1,668
ShoreTel, Inc.*	259	1,652
Global Cash Access Holdings, Inc.*	366	1,629
Rudolph Technologies, Inc.*	172	1,593
LoopNet, Inc.*	87	1,590
Digi International, Inc.*	140	1,562
Zygo Corp.*	88	1,553
GSI Group, Inc.*	151	1,545
Cohu, Inc.	135	1,532
Power-One, Inc.*	390	1,525
Extreme Networks*	517	1,510
LTX-Credence Corp.*	279	1,493
Fabrinet*	107	1,464
Anaren, Inc.*	88	1,463
IXYS Corp.*	135	1,462
XO Group, Inc.*	174	1,451
Kopin Corp.*	371	1,439
Avid Technology, Inc.*	168	1,433
QuinStreet, Inc.*	152	1,423
Formfactor, Inc.*	281	1,422
STR Holdings, Inc.*	172	1,416
Calix, Inc.*	218	1,410
Move, Inc.*	223	1,409
Advanced Analogic Technologies, Inc.*	241	1,393
NVE Corp.*	25	1,388
Integrated Silicon Solution, Inc.*	151	1,380
CIBER, Inc.*	352	1,359
Perficient, Inc.*	135	1,351
MIPS Technologies, Inc. — Class A*	302	1,347
Exar Corp.*	202	1,313
Symmetricom, Inc.*	240	1,294
Procera Networks, Inc.*	83	1,293
Inphi Corp.*	108	1,292
ModusLink Global Solutions, Inc.	239	1,291
Virtusa Corp.*	89	1,289
Cray, Inc.*	196	1,268
Envestnet, Inc.*	106	1,268
Deltek, Inc.*	128	1,257
Computer Task Group, Inc.*	87	1,225
Bel Fuse, Inc. — Class B	64	1,200
American Software, Inc. — Class A	126	1,191
Saba Software, Inc.*	150	1,183
Supertex, Inc.*	62	1,171
Actuate Corp.*	196	1,149
IntraLinks Holdings, Inc.*	180	1,123
Vishay Precision Group, Inc.*	70	1,119
SPS Commerce, Inc.*	43	1,116
Cornerstone OnDemand, Inc.*	61	1,113
Sigma Designs, Inc.*	180	1,080
Callidus Software, Inc.*	167	1,072
Seachange International, Inc.*	151	1,062
Richardson Electronics Ltd.	86	1,057
Zix Corp.*	373	1,052
Pericom Semiconductor Corp.*	133	1,012
Multi-Fineline Electronix, Inc.*	49	1,007
SciQuest, Inc.*	70	999
Wave Systems Corp. — Class A*	459	996

110 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Imation Corp.*	173	$991
Echo Global Logistics, Inc.*	61	985
VASCO Data Security International, Inc.*	150	978
Intevac, Inc.*	132	977
Echelon Corp.*	199	969
Rubicon Technology, Inc.*	103	967
Active Network, Inc.*	70	952
Tangoe, Inc.*	61	939
PDF Solutions, Inc.*	134	934
ServiceSource International, Inc.*	58	910
Mindspeed Technologies, Inc.*	196	898
RealNetworks, Inc.	112	840
Agilysys, Inc.*	104	827
DDi Corp.	88	821
Immersion Corp.*	158	818
Glu Mobile, Inc.*	260	816
Anadigics, Inc.*	371	812
FSI International, Inc.*	220	805
Marchex, Inc. — Class A	128	800
Lionbridge Technologies, Inc.*	349	799
Oclaro, Inc.*	279	787
Axcelis Technologies, Inc.*	587	781
Ultra Clean Holdings*	127	776
Convio, Inc.*	69	763
Openwave Systems, Inc.*	479	757
LeCroy Corp.*	89	748
MoSys, Inc.*	177	743
Nanometrics, Inc.*	40	737
Digimarc Corp.*	30	717
X-Rite, Inc.*	151	701
PLX Technology, Inc.*	243	697
TeleNav, Inc.*	89	695
DSP Group, Inc.*	132	688
KVH Industries, Inc.*	88	685
Westell Technologies, Inc. — Class A*	300	666
Pulse Electronics Corp.	234	655
PRGX Global, Inc.*	109	649
Hackett Group, Inc.*	169	632
Aviat Networks, Inc.*	343	628
TeleCommunication Systems, Inc.*	260	611
Communications Systems, Inc.	43	605
Alpha & Omega Semiconductor Ltd.*	82	599
support.com, Inc.*	262	589
ORBCOMM, Inc.*	192	574
Guidance Software, Inc.*	88	570
Radisys Corp.*	110	557
Dynamics Research Corp.*	49	556
Novatel Wireless, Inc.*	175	548
PC Connection, Inc.	48	532
Rimage Corp.	47	529
GSI Technology, Inc.*	109	510
ePlus, Inc.*	18	509
Identive Group, Inc.*	219	488
Rosetta Stone, Inc.*	63	481
TechTarget, Inc.*	82	479
NCI, Inc.*	39	454
FalconStor Software, Inc.*	175	452
Emcore Corp.*	500	431
Dot Hill Systems Corp.*	323	430
Limelight Networks, Inc.*	145	429
Responsys, Inc.*	48	427
QAD, Inc. — Class A*	40	420
Carbonite, Inc.*	37	411
Aeroflex Holding Corp.*	40	410
Amtech Systems, Inc.*	48	408
MaxLinear, Inc. — Class A*	84	399
Numerex Corp. — Class A*	48	395
MoneyGram International, Inc.*	22	391
eMagin Corp.*	103	381
SRS Labs, Inc.*	66	380
Powerwave Technologies, Inc.*	178	370
Travelzoo, Inc.*	12	295
Demand Media, Inc.*	43	286
THQ, Inc.*	371	282
AXT, Inc.*	67	279
Meru Networks, Inc.*	65	268
Ellie Mae, Inc.*	43	243
NeoPhotonics Corp.*	49	224
Smith Micro Software, Inc.*	196	221
Motricity, Inc.*	218	196
Opnext, Inc.*	238	192
Viasystems Group, Inc.*	10	169
Stream Global Services, Inc.*	49	162
Dialogic, Inc.*	86	103
Quepasa Corp.*	14	46
FriendFinder Networks, Inc.*	25	19

Total Information Technology		1,053,129

INDUSTRIALS - 8.7%
Clean Harbors, Inc.*	264	16,825
Alaska Air Group, Inc.*	197	14,793
Woodward, Inc.	350	14,326
CLARCOR, Inc.	280	13,997
HEICO Corp.	235	13,743
Genesee & Wyoming, Inc. — Class A*	220	13,328
Hexcel Corp.*	545	13,194
Acuity Brands, Inc.	241	12,773
Triumph Group, Inc.	212	12,391
Dollar Thrifty Automotive Group, Inc.*	171	12,014
Moog, Inc. — Class A*	262	11,510
Teledyne Technologies, Inc.*	202	11,080
Old Dominion Freight Line, Inc.*	262	10,619

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Robbins & Myers, Inc.	217	$10,535
United Rentals, Inc.*	346	10,224
FTI Consulting, Inc.*	240	10,181
Middleby Corp.*	107	10,062
Watsco, Inc.	152	9,980
EMCOR Group, Inc.	369	9,893
Esterline Technologies Corp.*	169	9,459
CoStar Group, Inc.*	139	9,275
Curtiss-Wright Corp.	259	9,150
Acacia Research - Acacia Technologies*	243	8,872
Actuant Corp. — Class A	389	8,826
AO Smith Corp.	218	8,746
Belden, Inc.	262	8,719
United Stationers, Inc.	262	8,531
Applied Industrial Technologies, Inc.	241	8,476
Chart Industries, Inc.*	156	8,435
Brady Corp. — Class A	266	8,398
Mueller Industries, Inc.	211	8,107
Simpson Manufacturing Company, Inc.	239	8,045
Rollins, Inc.	352	7,821
Tetra Tech, Inc.*	347	7,492
EnerSys*	282	7,324
Corporate Executive Board Co.	192	7,315
Barnes Group, Inc.	301	7,257
JetBlue Airways Corp.*	1,378	7,166
Brink’s Co.	261	7,016
HUB Group, Inc. — Class A*	215	6,972
RSC Holdings, Inc.*	370	6,845
Healthcare Services Group, Inc.	376	6,651
Deluxe Corp.	286	6,509
Advisory Board Co.*	87	6,456
HNI Corp.	246	6,421
Raven Industries, Inc.	103	6,376
Avis Budget Group, Inc.*	589	6,314
Portfolio Recovery Associates, Inc.*	92	6,212
ABM Industries, Inc.	300	6,186
Geo Group, Inc.*	369	6,181
Watts Water Technologies, Inc. — Class A	176	6,021
Herman Miller, Inc.	324	5,978
Franklin Electric Company, Inc.	133	5,793
Atlas Air Worldwide Holdings, Inc.*	150	5,765
Werner Enterprises, Inc.	239	5,760
MasTec, Inc.*	313	5,437
Kaydon Corp.	177	5,398
Knight Transportation, Inc.	342	5,349
II-VI, Inc.*	289	5,306
Beacon Roofing Supply, Inc.*	262	5,300
RBC Bearings, Inc.*	126	5,254
Granite Construction, Inc.	216	5,124
Mine Safety Appliances Co.	153	5,067
Forward Air Corp.	156	5,000
Huron Consulting Group, Inc.*	127	4,920
Unifirst Corp.	86	4,880
Orbital Sciences Corp.*	326	4,737
Allegiant Travel Co.*	88	4,694
Titan International, Inc.	241	4,690
US Airways Group, Inc.*	909	4,609
Korn*	265	4,521
Briggs & Stratton Corp.	286	4,430
ESCO Technologies, Inc.	152	4,375
Amerco, Inc.	49	4,332
Kaman Corp.	153	4,180
AAR Corp.	217	4,160
Aircastle Ltd.	325	4,134
Dycom Industries, Inc.*	197	4,121
Blount International, Inc.*	281	4,080
Tennant Co.	104	4,042
Heartland Express, Inc.	280	4,001
Exponent, Inc.*	87	3,999
USG Corp.*	393	3,993
Knoll, Inc.	264	3,920
McGrath Rentcorp	134	3,885
Colfax Corp.*	133	3,788
Rush Enterprises, Inc. — Class A*	181	3,787
SkyWest, Inc.	300	3,777
SYKES Enterprises, Inc.*	240	3,758
Mobile Mini, Inc.*	215	3,752
Lindsay Corp.	68	3,733
Generac Holdings, Inc.*	133	3,728
Cubic Corp.	85	3,705
TAL International Group, Inc.	126	3,628
Swift Transportation Co.*	438	3,609
Ceradyne, Inc.*	134	3,589
Astec Industries, Inc.*	110	3,543
EnPro Industries, Inc.*	107	3,529
Albany International Corp. — Class A	152	3,514
Interface, Inc. — Class A	304	3,508
Universal Forest Products, Inc.	111	3,427
TrueBlue, Inc.*	245	3,401
Aegion Corp.*	218	3,344
American Science & Engineering, Inc.	49	3,337
Team, Inc.*	112	3,332
DigitalGlobe, Inc.*	192	3,285
Steelcase, Inc. — Class A	438	3,267
Navigant Consulting, Inc.*	284	3,240
Insperity, Inc.	126	3,194
CIRCOR International, Inc.	90	3,178
Quanex Building Products Corp.	211	3,169
AZZ, Inc.	69	3,135
G&K Services, Inc. — Class A	107	3,115

112 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Higher One Holdings, Inc.*	168	$3,098
Interline Brands, Inc.*	196	3,052
Wabash National Corp.*	386	3,026
ACCO Brands Corp.*	303	2,924
GeoEye, Inc.*	129	2,866
Altra Holdings, Inc.*	151	2,843
Encore Wire Corp.	108	2,797
Resources Connection, Inc.	260	2,753
Aerovironment, Inc.*	86	2,706
Greenbrier Companies, Inc.*	111	2,695
ICF International, Inc.*	108	2,676
Trimas Corp.*	147	2,639
Layne Christensen Co.*	109	2,638
Sun Hydraulics Corp.	110	2,577
Arkansas Best Corp.	132	2,544
Gorman-Rupp Co.	88	2,389
On Assignment, Inc.*	213	2,381
Kforce, Inc.*	193	2,380
Consolidated Graphics, Inc.*	49	2,366
Gibraltar Industries, Inc.*	169	2,359
Standex International Corp.	69	2,357
NACCO Industries, Inc. — Class A	26	2,320
John Bean Technologies Corp.	150	2,305
Astronics Corp.*	64	2,292
Cascade Corp.	48	2,264
Comfort Systems USA, Inc.	211	2,262
Primoris Services Corp.	151	2,254
Heidrick & Struggles International, Inc.	103	2,219
Sauer-Danfoss, Inc.*	61	2,209
AAON, Inc.	107	2,192
Tutor Perini Corp.*	176	2,172
Global Power Equipment Group, Inc.*	90	2,138
Mueller Water Products, Inc. — Class A	872	2,128
Mistras Group, Inc.*	82	2,090
MYR Group, Inc.*	109	2,086
Kelly Services, Inc. — Class A	152	2,079
US Ecology, Inc.	110	2,066
Trex Company, Inc.*	90	2,062
Ennis, Inc.	153	2,039
H&E Equipment Services, Inc.*	151	2,026
PMFG, Inc.*	103	2,010
Quad	132	1,893
Viad Corp.	108	1,888
Apogee Enterprises, Inc.	153	1,876
Titan Machinery, Inc.*	86	1,869
Encore Capital Group, Inc.*	87	1,850
Great Lakes Dredge & Dock Corp.	329	1,829
RailAmerica, Inc.*	121	1,802
Textainer Group Holdings Ltd.	61	1,776
Swisher Hygiene, Inc.*	474	1,773
Taser International, Inc.*	343	1,756
GenCorp, Inc.*	327	1,740
Wesco Aircraft Holdings, Inc.*	118	1,651
Hawaiian Holdings, Inc.*	280	1,624
Capstone Turbine Corp.*	1,377	1,597
Douglas Dynamics, Inc.	109	1,594
Marten Transport Ltd.	88	1,583
Kadant, Inc.*	70	1,583
Accuride Corp.*	222	1,581
DXP Enterprises, Inc.*	49	1,578
Standard Parking Corp.*	88	1,573
Multi-Color Corp.	61	1,570
Twin Disc, Inc.	43	1,562
Powell Industries, Inc.*	49	1,533
Dolan Co.*	170	1,448
Federal Signal Corp.*	348	1,444
Air Transport Services Group, Inc.*	302	1,425
Houston Wire & Cable Co.	103	1,423
Ameresco, Inc. — Class A*	103	1,413
EnerNOC, Inc.*	130	1,413
Commercial Vehicle Group, Inc.*	156	1,410
EnergySolutions, Inc.*	456	1,409
InnerWorkings, Inc.*	151	1,406
Spirit Airlines, Inc.*	90	1,404
American Railcar Industries, Inc.*	58	1,388
FreightCar America, Inc.*	66	1,383
Dynamic Materials Corp.	69	1,365
CBIZ, Inc.*	222	1,356
Furmanite Corp.*	214	1,350
LB Foster Co.	47	1,330
Columbus McKinnon Corp.*	104	1,320
Celadon Group, Inc.	109	1,287
CRA International, Inc.*	64	1,270
GP Strategies Corp.*	89	1,200
Preformed Line Products Co.	20	1,193
NCI Building Systems, Inc.*	109	1,185
Genco Shipping & Trading Ltd.*	170	1,149
Insteel Industries, Inc.	103	1,132
Odyssey Marine Exploration, Inc.*	412	1,129
Kratos Defense & Security Solutions, Inc.*	188	1,122
Alamo Group, Inc.	41	1,104
Northwest Pipe Co.*	48	1,097
CAI International, Inc.*	70	1,082
Saia, Inc.*	85	1,061
Aceto Corp.	152	1,049
Miller Industries, Inc.	66	1,038
Pacer International, Inc.*	193	1,033
Graham Corp.	46	1,032
Cenveo, Inc.*	303	1,030
Thermon Group Holdings, Inc.*	58	1,022
Orion Marine Group, Inc.*	151	1,004

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
American Reprographics Co.*	217	$996
Quality Distribution, Inc.*	86	968
American Superconductor Corp.*	259	956
Sterling Construction Company, Inc.*	88	948
Griffon Corp.	103	940
CDI Corp.	68	939
Flow International Corp.*	263	920
SeaCube Container Leasing Ltd.	62	918
Republic Airways Holdings, Inc.*	265	909
Hurco Companies, Inc.*	43	903
Zipcar, Inc.*	66	886
Vicor Corp.	111	884
Kimball International, Inc. — Class B	174	882
Lydall, Inc.*	92	873
Michael Baker Corp.*	44	863
Barrett Business Services, Inc.	43	858
Casella Waste Systems, Inc. — Class A*	132	845
LMI Aerospace, Inc.*	48	842
Hudson Highland Group, Inc.*	175	838
Ampco-Pittsburgh Corp.	43	832
KEYW Holding Corp.*	111	821
Ducommun, Inc.	64	816
A123 Systems, Inc.*	500	805
Park-Ohio Holdings Corp.*	45	803
Courier Corp.	63	739
Metalico, Inc.*	223	734
Met-Pro Corp.	81	732
Fuel Tech, Inc.*	110	724
Schawk, Inc. — Class A	63	706
Roadrunner Transportation Systems, Inc.*	49	692
Hill International, Inc.*	134	689
Franklin Covey Co.*	80	678
Energy Recovery, Inc.*	262	676
TMS International Corp.*	68	672
American Woodmark Corp.	48	656
LSI Industries, Inc.	109	654
Patriot Transportation Holding, Inc.*	30	651
Argan, Inc.	42	639
Pike Electric Corp.*	87	626
TRC Companies, Inc.*	103	619
FuelCell Energy, Inc.*	699	610
RPX Corp.*	48	607
VSE Corp.	24	583
WCA Waste Corp.*	86	560
AT Cross Co. — Class A*	48	541
PowerSecure International, Inc.*	108	535
Intersections, Inc.	48	532
Builders FirstSource, Inc.*	259	528
Broadwind Energy, Inc.*	769	523
NL Industries, Inc.	40	519
NN, Inc.*	86	516
Tecumseh Products Co. — Class A*	108	508
Universal Truckload Services, Inc.	25	454
International Shipholding Corp.	24	449
Heritage-Crystal Clean, Inc.*	27	447
Baltic Trading Ltd.	89	423
Xerium Technologies, Inc.*	62	405
Valence Technology, Inc.*	411	403
Ultrapetrol Bahamas Ltd.*	129	384
Excel Maritime Carriers Ltd.*	263	381
Coleman Cable, Inc.*	43	374
Eagle Bulk Shipping, Inc.*	345	325
Active Power, Inc.*	456	301
UniTek Global Services, Inc.*	63	285
Lawson Products, Inc.	18	278
Essex Rental Corp.*	92	271
Microvision, Inc.*	588	212
Omega Flex, Inc.*	10	141
Covenant Transportation Group, Inc. — Class A*	44	131
Satcon Technology Corp.*	193	116

Total Industrials		960,388

CONSUMER DISCRETIONARY - 7.4%
Rent-A-Center, Inc.	353	13,061
Warnaco Group, Inc.*	239	11,960
Domino’s Pizza, Inc.*	345	11,713
Life Time Fitness, Inc.*	239	11,173
Carter’s, Inc.*	267	10,629
Sotheby’s	371	10,585
Ascena Retail Group, Inc.*	349	10,372
Wolverine World Wide, Inc.	284	10,122
Dana Holding Corp.*	823	9,999
Tenneco, Inc.*	332	9,887
Six Flags Entertainment Corp.	237	9,774
Cinemark Holdings, Inc.	519	9,596
Cheesecake Factory, Inc.*	324	9,509
Men’s Wearhouse, Inc.	284	9,204
Brunswick Corp.	497	8,976
Vail Resorts, Inc.	197	8,345
Childrens Place Retail Stores, Inc.*	153	8,127
Pool Corp.	265	7,976
Coinstar, Inc.*	174	7,941
HSN, Inc.	218	7,905
Genesco, Inc.*	128	7,903
Hillenbrand, Inc.	352	7,857
Pier 1 Imports, Inc.*	557	7,759
Jos A. Bank Clothiers, Inc.*	157	7,655
Buffalo Wild Wings, Inc.*	110	7,426
Steven Madden Ltd.*	212	7,314

114 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Crocs, Inc.*	480	$7,090
Hibbett Sports, Inc.*	156	7,048
ANN, Inc.*	284	7,038
Aeropostale, Inc.*	457	6,969
Group 1 Automotive, Inc.	134	6,941
Strayer Education, Inc.	70	6,803
Select Comfort Corp.*	312	6,767
Iconix Brand Group, Inc.*	411	6,695
Monro Muffler Brake, Inc.	169	6,556
Live Nation Entertainment, Inc.*	788	6,548
Cracker Barrel Old Country Store, Inc.	127	6,402
Meredith Corp.	196	6,399
Saks, Inc.*	649	6,328
Buckle, Inc.	151	6,171
Cabela’s, Inc.*	240	6,101
Express, Inc.*	305	6,082
BJ’s Restaurants, Inc.*	132	5,982
New York Times Co. — Class A*	765	5,913
Bob Evans Farms, Inc.	171	5,735
99 Cents Only Stores*	261	5,729
Finish Line, Inc. — Class A	283	5,458
Matthews International Corp. — Class A	171	5,375
Valassis Communications, Inc.*	279	5,365
Jack in the Box, Inc.*	256	5,350
Regis Corp.	323	5,346
Helen of Troy Ltd.*	174	5,342
Vitamin Shoppe, Inc.*	133	5,304
Arbitron, Inc.	153	5,265
True Religion Apparel, Inc.*	152	5,256
Texas Roadhouse, Inc.	348	5,185
Jones Group, Inc.	483	5,096
Penske Automotive Group, Inc.	259	4,986
Collective Brands, Inc.*	345	4,958
Cooper Tire & Rubber Co.	348	4,875
Gaylord Entertainment Co.*	199	4,804
Scholastic Corp.	153	4,585
Liz Claiborne, Inc.*	528	4,557
Ascent Capital Group, Inc. — Class A*	89	4,514
American Public Education, Inc.*	104	4,501
International Speedway Corp. — Class A	171	4,335
Peet’s Coffee & Tea, Inc.*	68	4,262
Papa John’s International, Inc.*	109	4,107
Steiner Leisure Ltd.*	89	4,040
iRobot Corp.*	133	3,970
Orient-Express Hotels Ltd. — Class A*	529	3,952
PF Chang’s China Bistro, Inc.	127	3,926
Shutterfly, Inc.*	170	3,869
Ryland Group, Inc.	240	3,782
Cato Corp. — Class A	156	3,775
MDC Holdings, Inc.	214	3,773
National CineMedia, Inc.	303	3,757
CEC Entertainment, Inc.	109	3,755
Asbury Automotive Group, Inc.*	171	3,687
GNC Holdings, Inc. — Class A*	127	3,677
American Axle & Manufacturing Holdings, Inc.*	369	3,649
DineEquity, Inc.*	86	3,630
Sturm Ruger & Company, Inc.	108	3,614
Meritage Homes Corp.*	154	3,571
Zumiez, Inc.*	128	3,553
Churchill Downs, Inc.	68	3,545
Pinnacle Entertainment, Inc.*	348	3,536
Vera Bradley, Inc.*	109	3,515
Shuffle Master, Inc.*	299	3,504
La-Z-Boy, Inc.*	285	3,391
PEP Boys-Manny Moe & Jack	304	3,344
Office Depot, Inc.*	1,552	3,337
Belo Corp. — Class A	523	3,295
Columbia Sportswear Co.	70	3,259
Sonic Automotive, Inc. — Class A	220	3,258
Ethan Allen Interiors, Inc.	136	3,225
Charming Shoppes, Inc.*	655	3,210
Oxford Industries, Inc.	71	3,204
Sinclair Broadcast Group, Inc. — Class A	281	3,184
Scientific Games Corp. — Class A*	328	3,182
Capella Education Co.*	87	3,136
Fred’s, Inc. — Class A	214	3,120
Ameristar Casinos, Inc.	175	3,026
Interval Leisure Group, Inc.*	220	2,994
Biglari Holdings, Inc.*	8	2,946
KB Home	438	2,943
Blue Nile, Inc.*	70	2,862
Meritor, Inc.*	528	2,809
American Greetings Corp. — Class A	222	2,777
Lithia Motors, Inc. — Class A	127	2,776
K12, Inc.*	152	2,727
Quiksilver, Inc.*	724	2,614
Drew Industries, Inc.*	106	2,600
Skechers U.S.A., Inc. — Class A*	214	2,594
Ruby Tuesday, Inc.*	370	2,553
Stewart Enterprises, Inc. — Class A	440	2,534
Modine Manufacturing Co.*	262	2,479
Stage Stores, Inc.	178	2,472
Barnes & Noble, Inc.*	170	2,462
Knology, Inc.*	173	2,457

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Core-Mark Holding Company, Inc.	61	$2,416
Grand Canyon Education, Inc.*	151	2,410
Maidenform Brands, Inc.*	129	2,361
Lumber Liquidators Holdings, Inc.*	133	2,349
Bridgepoint Education, Inc.*	102	2,346
National Presto Industries, Inc.	25	2,340
Sonic Corp.*	347	2,335
Dorman Products, Inc.*	62	2,290
Boyd Gaming Corp.*	303	2,260
Harte-Hanks, Inc.	246	2,236
Superior Industries International, Inc.	134	2,216
G-III Apparel Group Ltd.*	88	2,192
OfficeMax, Inc.*	482	2,188
Jakks Pacific, Inc.	154	2,173
Standard Motor Products, Inc.	108	2,165
Krispy Kreme Doughnuts, Inc.*	330	2,158
Lions Gate Entertainment Corp.*	259	2,155
Denny’s Corp.*	548	2,060
Brown Shoe Company, Inc.	230	2,047
NutriSystem, Inc.	157	2,030
Callaway Golf Co.	363	2,007
AFC Enterprises, Inc.*	134	1,970
Red Robin Gourmet Burgers, Inc.*	69	1,911
Rue21, Inc.*	88	1,901
Standard Pacific Corp.*	587	1,867
Digital Generation, Inc.*	156	1,860
Bebe Stores, Inc.	219	1,824
MDC Partners, Inc. — Class A	133	1,798
Bravo Brio Restaurant Group, Inc.*	104	1,784
America’s Car-Mart, Inc.*	45	1,763
Movado Group, Inc.	91	1,653
Wet Seal, Inc. — Class A*	501	1,633
Hot Topic, Inc.	244	1,613
Arctic Cat, Inc.*	70	1,578
Body Central Corp.*	63	1,572
Cavco Industries, Inc.*	39	1,562
Universal Technical Institute, Inc.*	121	1,546
EW Scripps Co. — Class A*	193	1,546
Smith & Wesson Holding Corp.*	344	1,500
hhgregg, Inc.*	103	1,488
Universal Electronics, Inc.*	88	1,485
Blyth, Inc.	26	1,477
Fisher Communications, Inc.*	50	1,442
World Wrestling Entertainment, Inc. — Class A	153	1,426
Fuel Systems Solutions, Inc.*	86	1,418
Libbey, Inc.*	109	1,389
Marcus Corp.	109	1,374
Leapfrog Enterprises, Inc.*	242	1,353
Big 5 Sporting Goods Corp.	127	1,326
PetMed Express, Inc.	127	1,318
Central European Media Enterprises Ltd. — Class A*	202	1,317
Stoneridge, Inc.*	149	1,256
Winnebago Industries, Inc.*	170	1,255
Shoe Carnival, Inc.*	48	1,234
Multimedia Games Holding Company, Inc.*	151	1,199
Haverty Furniture Companies, Inc.	107	1,175
Kirkland’s, Inc.*	87	1,157
Exide Technologies*	436	1,147
Steinway Musical Instruments, Inc.*	43	1,077
Destination Maternity Corp.	64	1,070
Stein Mart, Inc.*	157	1,069
Systemax, Inc.*	65	1,067
Beazer Homes USA, Inc.*	430	1,066
Journal Communications, Inc. — Class A*	240	1,056
Talbots, Inc.*	390	1,037
Cost Plus, Inc.*	106	1,034
M/I Homes, Inc.*	107	1,027
West Marine, Inc.*	88	1,023
Lincoln Educational Services Corp.	126	995
Ruth’s Hospitality Group, Inc.*	199	989
Perry Ellis International, Inc.*	68	967
Caribou Coffee Company, Inc.*	69	963
Corinthian Colleges, Inc.*	434	942
Spartan Motors, Inc.	195	938
Speedway Motorsports, Inc.	61	935
Conn’s, Inc.*	82	910
Mac-Gray Corp.	66	910
Weyco Group, Inc.	37	908
REX American Resources Corp.*	40	884
VOXX International Corp.*	104	879
MarineMax, Inc.*	133	867
Benihana, Inc.*	82	839
CSS Industries, Inc.	42	837
Tuesday Morning Corp.*	241	831
Entercom Communications Corp. — Class A*	135	830
Casual Male Retail Group, Inc.*	241	824
Town Sports International Holdings, Inc.*	108	794
Carrols Restaurant Group, Inc.*	67	775
McClatchy Co. — Class A*	324	774
Citi Trends, Inc.*	88	773
Morgans Hotel Group Co.*	127	749
Francesca’s Holdings Corp.*	43	744

116 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Amerigon, Inc.*	52	$742
Build-A-Bear Workshop, Inc.*	86	728
Teavana Holdings, Inc.*	38	714
LIN TV Corp. — Class A*	168	711
Saga Communications, Inc. — Class A*	19	710
Delta Apparel, Inc.*	36	687
Rentrak Corp.*	48	685
Zale Corp.*	179	682
Unifi, Inc.*	89	676
Martha Stewart Living Omnimedia	153	673
Cumulus Media, Inc. — Class A*	200	668
Outdoor Channel Holdings, Inc.	89	664
Archipelago Learning, Inc.*	67	648
Einstein Noah Restaurant Group, Inc.	40	633
O’Charleys, Inc.*	111	609
McCormick & Schmick’s Seafood Restaurants, Inc.*	68	594
RG Barry Corp.	49	592
Summer Infant, Inc.*	84	591
Lifetime Brands, Inc.	48	583
Red Lion Hotels Corp.*	82	568
Skullcandy, Inc.*	45	563
Black Diamond, Inc.*	70	523
AH Belo Corp. — Class A	108	513
Monarch Casino & Resort, Inc.*	50	510
Cherokee, Inc.	43	502
Hovnanian Enterprises, Inc. — Class A*	346	502
Isle of Capri Casinos, Inc.*	107	500
Motorcar Parts of America, Inc.*	66	495
Nexstar Broadcasting Group, Inc.*	63	494
Luby’s, Inc.*	108	487
Sealy Corp.*	283	487
Jamba, Inc.*	367	481
Overstock.com, Inc.*	61	478
Kenneth Cole Productions, Inc. — Class A*	45	477
Tower International, Inc.*	43	462
Christopher & Banks Corp.	197	461
Gray Television, Inc.*	284	460
Pacific Sunwear of California, Inc.*	263	450
K-Swiss, Inc.*	153	447
Entravision Communications Corp.	284	443
New York & Company, Inc.*	158	420
Valuevision Media, Inc. — Class A*	222	417
Ambassadors Group, Inc.	92	415
Johnson Outdoors, Inc.*	27	414
Coldwater Creek, Inc.*	344	406
Orbitz Worldwide, Inc.*	107	402
US Auto Parts Network, Inc.*	89	389
Eastman Kodak Co.*	581	377
National American University Holdings, Inc.	49	371
ReachLocal, Inc.*	58	358
Geeknet, Inc.*	20	341
1-800-Flowers.com, Inc. — Class A*	153	337
Marine Products Corp.*	66	327
Gordmans Stores, Inc.*	25	314
Global Sources Ltd.*	61	296
Furniture Brands International, Inc.*	240	295
Cambium Learning Group, Inc.*	89	269
Crown Media Holdings, Inc. — Class A*	197	238
Bon-Ton Stores, Inc.	69	233
School Specialty, Inc.*	88	220
Shiloh Industries, Inc.*	23	193
Skyline Corp.	39	170
Dial Global, Inc.*	27	86

Total Consumer Discretionary		814,156

HEALTH CARE - 7.0%
Healthspring, Inc.*	389	21,216
Salix Pharmaceuticals Ltd.*	326	15,599
Onyx Pharmaceuticals, Inc.*	354	15,558
HMS Holdings Corp.*	479	15,318
Cubist Pharmaceuticals, Inc.*	333	13,193
WellCare Health Plans, Inc.*	238	12,495
Questcor Pharmaceuticals, Inc.*	300	12,474
Cepheid, Inc.*	347	11,940
Medicis Pharmaceutical Corp. — Class A	345	11,471
Centene Corp.*	282	11,164
Viropharma, Inc.*	395	10,819
STERIS Corp.	329	9,811
Owens & Minor, Inc.	352	9,782
athenahealth, Inc.*	197	9,677
Haemonetics Corp.*	151	9,244
HealthSouth Corp.*	523	9,241
Alkermes plc*	525	9,114
Seattle Genetics, Inc.*	541	9,043
Ariad Pharmaceuticals, Inc.*	738	9,041
Magellan Health Services, Inc.*	179	8,855
Theravance, Inc.*	387	8,553
Medivation, Inc.*	177	8,161
Align Technology, Inc.*	344	8,161
Zoll Medical Corp.*	127	8,024
Quality Systems, Inc.	215	7,953
Incyte Corporation Ltd.*	501	7,520
Impax Laboratories, Inc.*	369	7,443
West Pharmaceutical Services, Inc.	196	7,438
Volcano Corp.*	287	6,828

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
PAREXEL International Corp.*	328	$6,803
Chemed Corp.	128	6,555
Par Pharmaceutical Companies, Inc.*	197	6,448
Masimo Corp.*	301	5,624
Medicines Co.*	301	5,611
Auxilium Pharmaceuticals, Inc.*	266	5,301
Air Methods Corp.*	62	5,236
Acorda Therapeutics, Inc.*	217	5,173
Cyberonics, Inc.*	152	5,092
Accretive Health, Inc.*	217	4,987
Arthrocare Corp.*	157	4,974
Jazz Pharmaceuticals, Inc.*	127	4,906
Immunogen, Inc.*	421	4,875
Vivus, Inc.*	500	4,875
PDL BioPharma, Inc.	784	4,861
Insulet Corp.*	258	4,858
SonoSite, Inc.*	86	4,632
MWI Veterinary Supply, Inc.*	69	4,584
NxStage Medical, Inc.*	257	4,569
HeartWare International, Inc.*	66	4,554
Amsurg Corp.*	174	4,531
Momenta Pharmaceuticals, Inc.*	259	4,504
Luminex Corp.*	212	4,501
MAKO Surgical Corp.*	176	4,437
Meridian Bioscience, Inc.	232	4,371
Halozyme Therapeutics, Inc.*	458	4,356
Spectrum Pharmaceuticals, Inc.*	283	4,140
Neogen Corp.*	133	4,075
Isis Pharmaceuticals, Inc.*	565	4,074
IPC The Hospitalist Company, Inc.*	87	3,978
Analogic Corp.	69	3,955
CONMED Corp.*	151	3,876
Pharmacyclics, Inc.*	261	3,868
Inhibitex, Inc.*	353	3,862
InterMune, Inc.*	297	3,742
Micromet, Inc.*	506	3,638
Orthofix International N.V.*	103	3,629
Hanger Orthopedic Group, Inc.*	194	3,626
Nektar Therapeutics*	638	3,570
Wright Medical Group, Inc.*	215	3,548
Abaxis, Inc.*	126	3,486
Molina Healthcare, Inc.*	155	3,461
DexCom, Inc.*	368	3,426
Ironwood Pharmaceuticals, Inc.*	285	3,411
Team Health Holdings, Inc.*	154	3,399
Akorn, Inc.*	305	3,392
Exelixis, Inc.*	714	3,381
Kindred Healthcare, Inc.*	284	3,343
Integra LifeSciences Holdings Corp.*	107	3,299
ABIOMED, Inc.*	173	3,195
Optimer Pharmaceuticals, Inc.*	261	3,195
NPS Pharmaceuticals, Inc.*	483	3,183
Omnicell, Inc.*	192	3,172
Endologix, Inc.*	276	3,168
ICU Medical, Inc.*	70	3,150
Merit Medical Systems, Inc.*	235	3,144
Computer Programs & Systems, Inc.	61	3,118
Rigel Pharmaceuticals, Inc.*	388	3,061
Opko Health, Inc.*	615	3,014
AVEO Pharmaceuticals, Inc.*	174	2,993
PSS World Medical, Inc.*	123	2,975
Greatbatch, Inc.*	134	2,961
Emeritus Corp.*	168	2,942
NuVasive, Inc.*	220	2,770
Medidata Solutions, Inc.*	126	2,741
National Healthcare Corp.	64	2,682
PharMerica Corp.*	171	2,596
Hi-Tech Pharmacal Company, Inc.*	64	2,489
Sequenom, Inc.*	547	2,434
MedAssets, Inc.*	263	2,433
AMAG Pharmaceuticals, Inc.*	126	2,383
OraSure Technologies, Inc.*	261	2,378
Landauer, Inc.	46	2,369
Neurocrine Biosciences, Inc.*	278	2,363
Genomic Health, Inc.*	92	2,336
Universal American Corp.	182	2,313
Invacare Corp.	151	2,309
Exact Sciences Corp.*	284	2,306
Dynavax Technologies Corp.*	693	2,301
Quidel Corp.*	151	2,285
Idenix Pharmaceuticals, Inc.*	305	2,271
Triple-S Management Corp.*	111	2,222
Conceptus, Inc.*	175	2,212
Emergent Biosolutions, Inc.*	131	2,206
Ensign Group, Inc.	89	2,181
Bio-Reference Labs, Inc.*	134	2,180
Corvel Corp.*	42	2,172
Sunrise Senior Living, Inc.*	324	2,100
Select Medical Holdings Corp.*	246	2,086
Staar Surgical Co.*	198	2,077
Achillion Pharmaceuticals, Inc.*	265	2,019
Curis, Inc.*	430	2,012
AngioDynamics, Inc.*	133	1,970
Cantel Medical Corp.	69	1,927
Amedisys, Inc.*	171	1,866
Metropolitan Health Networks, Inc.*	236	1,763
Alnylam Pharmaceuticals, Inc.*	215	1,752
Vical, Inc.*	393	1,733
Arqule, Inc.*	307	1,731
Synovis Life Technologies, Inc.*	61	1,698
Vanguard Health Systems, Inc.*	164	1,676
MAP Pharmaceuticals, Inc.*	127	1,673

118 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
MedQuist Holdings, Inc.*	173	$1,664
Assisted Living Concepts, Inc. — Class A	111	1,653
Accuray, Inc.*	389	1,645
American Dental Partners, Inc.*	86	1,619
Affymetrix, Inc.*	391	1,599
Symmetry Medical, Inc.*	200	1,598
HealthStream, Inc.*	86	1,587
Raptor Pharmaceutical Corp.*	248	1,552
Depomed, Inc.*	298	1,544
Chelsea Therapeutics International Ltd.*	300	1,539
Arena Pharmaceuticals, Inc.*	811	1,517
Natus Medical, Inc.*	156	1,471
ZIOPHARM Oncology, Inc.*	330	1,455
Ardea Biosciences, Inc.*	86	1,446
AVANIR Pharmaceuticals, Inc. — Class A*	700	1,435
ExamWorks Group, Inc.*	151	1,431
Enzon Pharmaceuticals, Inc.*	213	1,427
Merge Healthcare, Inc.*	285	1,382
RTI Biologics, Inc.*	303	1,345
Progenics Pharmaceuticals, Inc.*	156	1,332
Healthways, Inc.*	194	1,331
Spectranetics Corp.*	182	1,314
Ligand Pharmaceuticals, Inc. — Class B*	109	1,294
Affymax, Inc.*	194	1,282
ISTA Pharmaceuticals, Inc.*	179	1,262
SurModics, Inc.*	86	1,261
eResearchTechnology, Inc.*	268	1,257
Cell Therapeutics, Inc.*	1,082	1,255
US Physical Therapy, Inc.	63	1,240
Capital Senior Living Corp.*	156	1,239
Lexicon Pharmaceuticals, Inc.*	959	1,237
Cambrex Corp.*	171	1,228
Immunomedics, Inc.*	368	1,225
BioScrip, Inc.*	221	1,207
Transcend Services, Inc.*	49	1,163
Tornier N.V.*	64	1,152
Gentiva Health Services, Inc.*	168	1,134
LHC Group, Inc.*	87	1,116
Obagi Medical Products, Inc.*	108	1,097
Antares Pharma, Inc.*	495	1,089
Solta Medical, Inc.*	343	1,077
Geron Corp.*	724	1,072
Columbia Laboratories, Inc.*	412	1,030
AtriCure, Inc.*	89	988
Santarus, Inc.*	297	983
Keryx Biopharmaceuticals, Inc.*	385	974
Palomar Medical Technologies, Inc.*	104	967
Vascular Solutions, Inc.*	86	957
IRIS International, Inc.*	102	954
Maxygen, Inc.*	168	946
Synergetics USA, Inc.*	127	937
Infinity Pharmaceuticals, Inc.*	105	928
Nymox Pharmaceutical Corp.*	111	912
Sagent Pharmaceuticals, Inc.*	43	903
Metabolix, Inc.*	194	883
Savient Pharmaceuticals, Inc.*	395	881
Targacept, Inc.*	156	869
Cross Country Healthcare, Inc.*	156	866
Cadence Pharmaceuticals, Inc.*	218	861
Cardiovascular Systems, Inc.*	84	827
Kensey Nash Corp.*	43	825
Sciclone Pharmaceuticals, Inc.*	192	824
Sangamo Biosciences, Inc.*	290	824
Pain Therapeutics, Inc.*	214	813
Delcath Systems, Inc.*	264	805
Corcept Therapeutics, Inc.*	235	804
Aegerion Pharmaceuticals, Inc.*	47	787
Biotime, Inc.*	133	773
Furiex Pharmaceuticals, Inc.*	46	769
XenoPort, Inc.*	199	758
Dyax Corp.*	550	748
Vanda Pharmaceuticals, Inc.*	157	747
Almost Family, Inc.*	45	746
Anthera Pharmaceuticals, Inc.*	121	743
CryoLife, Inc.*	154	739
Cerus Corp.*	262	734
Codexis, Inc.*	136	721
Rockwell Medical Technologies, Inc.*	84	711
Young Innovations, Inc.	24	711
Exactech, Inc.*	43	708
Five Star Quality Care, Inc.*	235	705
Array Biopharma, Inc.*	323	698
Novavax, Inc.*	544	685
Oncothyreon, Inc.*	90	682
Hansen Medical, Inc.*	259	668
Allos Therapeutics, Inc.*	441	626
Celldex Therapeutics, Inc.*	239	621
Synta Pharmaceuticals Corp.*	133	621
Medtox Scientific, Inc.*	44	618
Pozen, Inc.*	151	596
Astex Pharmaceuticals*	311	588
Cytori Therapeutics, Inc.*	264	581
Dusa Pharmaceuticals, Inc.*	132	578
Skilled Healthcare Group, Inc. — Class A*	104	568
Fluidigm Corp.*	43	566
AVI BioPharma, Inc.*	758	565
Cynosure, Inc.*	48	564
Pacific Biosciences of California, Inc.*	194	543
Durect Corp.*	457	539

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Navidea Biopharmaceuticals, Inc.*	200	$524
Alphatec Holdings, Inc.*	304	523
Harvard Bioscience, Inc.*	135	522
Chindex International, Inc.*	61	520
Sun Healthcare Group, Inc.*	132	512
Zalicus, Inc.*	417	505
SIGA Technologies, Inc.*	193	486
Enzo Biochem, Inc.*	217	486
Peregrine Pharmaceuticals, Inc.*	444	457
Nabi Biopharmaceuticals*	243	457
Medical Action Industries, Inc.*	87	455
Osiris Therapeutics, Inc.*	85	455
Uroplasty, Inc.*	107	455
Biospecifics Technologies Corp.*	27	449
Cleveland Biolabs, Inc.*	151	432
GTx, Inc.*	126	423
BioCryst Pharmaceuticals, Inc.*	168	415
Insmed, Inc.*	134	409
MannKind Corp.*	162	405
KV Pharmaceutical Co. — Class A*	287	402
Anacor Pharmaceuticals, Inc.*	63	391
Unilife Corp.*	125	390
Lannett Company, Inc.*	87	385
AMN Healthcare Services, Inc.*	85	377
Albany Molecular Research, Inc.*	127	372
RadNet, Inc.*	168	358
Bacterin International Holdings, Inc.*	125	358
Endocyte, Inc.*	91	342
Providence Service Corp.*	23	316
CardioNet, Inc.*	132	313
Biosante Pharmaceuticals, Inc.*	610	306
Amicus Therapeutics, Inc.*	89	306
BioMimetic Therapeutics, Inc.*	106	302
Sucampo Pharmaceuticals, Inc. — Class A*	68	301
Trius Therapeutics, Inc.*	42	300
Orexigen Therapeutics, Inc.*	177	285
Cornerstone Therapeutics, Inc.*	43	241
OncoGenex Pharmaceutical, Inc.*	20	235
Pacira Pharmaceuticals, Inc.*	27	234
Acura Pharmaceuticals, Inc.*	65	227
BG Medicine, Inc.*	45	212
Transcept Pharmaceuticals, Inc.*	26	204
Stereotaxis, Inc.*	241	198
Sunesis Pharmaceuticals, Inc.*	152	178
DynaVox, Inc. — Class A*	48	175
Ampio Pharmaceuticals, Inc.*	40	171
Complete Genomics, Inc.*	58	170
Alliance HealthCare Services, Inc.*	133	168
Pernix Therapeutics Holdings*	18	167
Biolase Technology, Inc.*	61	157
Epocrates, Inc.*	14	109
PharmAthene, Inc.*	73	93
Alimera Sciences, Inc.*	63	79
Neostem, Inc.*	98	50
Zogenix, Inc.*	20	45

Total Health Care		766,967

ENERGY - 3.7%
World Fuel Services Corp.	392	16,456
Complete Production Services, Inc.*	439	14,733
Energy XXI Bermuda Ltd.*	416	13,262
Rosetta Resources, Inc.*	298	12,963
Dril-Quip, Inc.*	193	12,703
Berry Petroleum Co. — Class A	288	12,102
Lufkin Industries, Inc.	169	11,375
Kodiak Oil & Gas Corp.*	1,171	11,125
Key Energy Services, Inc.*	698	10,798
Golar LNG Ltd.	219	9,735
Oasis Petroleum, Inc.*	329	9,571
Helix Energy Solutions Group, Inc.*	594	9,385
Bristow Group, Inc.	195	9,241
CVR Energy, Inc.*	490	9,178
Bill Barrett Corp.*	264	8,994
Northern Oil and Gas, Inc.*	353	8,465
McMoRan Exploration Co.*	546	7,944
Stone Energy Corp.*	278	7,334
Swift Energy Co.*	238	7,073
Gulfport Energy Corp.*	234	6,891
Cloud Peak Energy, Inc.*	342	6,607
SemGroup Corp. — Class A*	239	6,228
Carrizo Oil & Gas, Inc.*	220	5,797
Gulfmark Offshore, Inc. — Class A*	129	5,419
Newpark Resources, Inc.*	501	4,760
Parker Drilling Co.*	656	4,704
Petroleum Development Corp.*	133	4,670
ION Geophysical Corp.*	737	4,518
Patriot Coal Corp.*	507	4,294
Contango Oil & Gas Co.*	70	4,073
W&T Offshore, Inc.	191	4,051
Western Refining, Inc.*	304	4,040
Tetra Technologies, Inc.*	432	4,035
Comstock Resources, Inc.*	262	4,009
Cheniere Energy, Inc.*	460	3,997
Hornbeck Offshore Services, Inc.*	127	3,940
Apco Oil and Gas International, Inc.	48	3,923
Approach Resources, Inc.*	125	3,676

120 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Targa Resources Corp.	89	$3,621
Clean Energy Fuels Corp.*	279	3,476
Magnum Hunter Resources Corp.*	626	3,374
Pioneer Drilling Co.*	347	3,359
GeoResources, Inc.*	110	3,224
Exterran Holdings, Inc.*	351	3,194
Nordic American Tankers Ltd.	262	3,141
Crosstex Energy, Inc.	233	2,945
Hercules Offshore, Inc.*	649	2,882
Rex Energy Corp.*	194	2,863
Resolute Energy Corp.*	262	2,830
Basic Energy Services, Inc.*	135	2,660
Gulf Island Fabrication, Inc.	85	2,483
Ship Finance International Ltd.	246	2,298
Energy Partners Ltd.*	156	2,278
Hyperdynamics Corp.*	870	2,131
Tesco Corp.*	168	2,124
Goodrich Petroleum Corp.*	152	2,087
Petroquest Energy, Inc.*	308	2,033
Clayton Williams Energy, Inc.*	26	1,973
Endeavour International Corp.*	219	1,903
Knightsbridge Tankers Ltd.	127	1,736
Vaalco Energy, Inc.*	286	1,727
PHI, Inc.*	68	1,690
Overseas Shipholding Group, Inc.	153	1,672
Dawson Geophysical Co.*	42	1,660
Rentech, Inc.*	1,246	1,632
BPZ Resources, Inc.*	572	1,624
OYO Geospace Corp.*	21	1,624
Mitcham Industries, Inc.*	71	1,551
Abraxas Petroleum Corp.*	460	1,518
Triangle Petroleum Corp.*	243	1,451
Matrix Service Co.*	152	1,435
Harvest Natural Resources, Inc.*	194	1,432
James River Coal Co.*	199	1,377
Penn Virginia Corp.	260	1,375
FX Energy, Inc.*	284	1,363
Warren Resources, Inc.*	393	1,281
Panhandle Oil and Gas, Inc. — Class A	39	1,280
C&J Energy Services, Inc.*	60	1,256
Frontline Ltd.	286	1,227
Uranium Energy Corp.*	392	1,200
Amyris, Inc.*	103	1,189
Cal Dive International, Inc.*	526	1,184
Vantage Drilling Co.*	985	1,143
Venoco, Inc.*	168	1,137
Callon Petroleum Co.*	214	1,064
Houston American Energy Corp.*	87	1,061
Gastar Exploration Ltd.*	331	1,053
Green Plains Renewable Energy, Inc.*	107	1,044
Natural Gas Services Group, Inc.*	70	1,012
Delek US Holdings, Inc.	87	993
Teekay Tankers Ltd. — Class A	241	848
Willbros Group, Inc.*	215	789
Solazyme, Inc.*	63	750
USEC, Inc.*	655	747
ATP Oil & Gas Corp.*	98	721
Global Geophysical Services, Inc.*	104	699
Evolution Petroleum Corp.*	84	676
Voyager Oil & Gas, Inc.*	263	676
Scorpio Tankers, Inc.*	133	650
Uranerz Energy Corp.*	353	642
Westmoreland Coal Co.*	46	586
Union Drilling, Inc.*	88	549
Alon USA Energy, Inc.	61	531
Ur-Energy, Inc.*	588	505
Miller Energy Resources, Inc.*	174	485
Syntroleum Corp.*	494	474
RigNet, Inc.*	27	452
GMX Resources, Inc.*	329	411
Zion Oil & Gas, Inc.*	173	382
Uranium Resources, Inc.*	524	380
Crimson Exploration, Inc.*	128	366
CAMAC Energy, Inc.*	326	329
DHT Holdings, Inc.	370	274
Hallador Energy Co.	26	258
Gevo, Inc.*	40	252
Geokinetics, Inc.*	64	138
L&L Energy, Inc.*	50	130

Total Energy		404,639

MATERIALS - 2.5%
Coeur d’Alene Mines Corp.*	504	12,167
Sensient Technologies Corp.	282	10,688
NewMarket Corp.	49	9,707
Olin Corp.	456	8,960
Hecla Mining Co.	1,572	8,222
Buckeye Technologies, Inc.	219	7,323
HB Fuller Co.	282	6,517
Balchem Corp.	156	6,324
Eagle Materials, Inc.	246	6,312
Innophos Holdings, Inc.	129	6,264
Chemtura Corp.*	544	6,169
Stillwater Mining Co.*	587	6,140
PolyOne Corp.	524	6,052
Louisiana-Pacific Corp.*	743	5,996
Thompson Creek Metals Company, Inc.*	852	5,930
Schweitzer-Mauduit International, Inc.	88	5,848
Minerals Technologies, Inc.	103	5,823

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Worthington Industries, Inc.	324	$5,307
Calgon Carbon Corp.*	323	5,074
Globe Specialty Metals, Inc.	351	4,700
Clearwater Paper Corp.*	131	4,665
Boise, Inc.	586	4,172
Texas Industries, Inc.	133	4,094
RTI International Metals, Inc.*	175	4,062
Kaiser Aluminum Corp.	88	4,037
Deltic Timber Corp.	66	3,986
OM Group, Inc.*	175	3,918
Haynes International, Inc.	70	3,822
Graphic Packaging Holding Co.*	893	3,804
Georgia Gulf Corp.*	194	3,781
PH Glatfelter Co.	263	3,714
A. Schulman, Inc.	175	3,707
Koppers Holdings, Inc.	106	3,642
Innospec, Inc.*	128	3,593
AMCOL International Corp.	132	3,544
Kraton Performance Polymers, Inc.*	173	3,512
KapStone Paper and Packaging Corp.*	221	3,479
Stepan Co.	42	3,367
Gold Resource Corp.	152	3,230
LSB Industries, Inc.*	111	3,111
Jaguar Mining, Inc.*	474	3,024
Tredegar Corp.	131	2,910
Flotek Industries, Inc.*	282	2,809
Materion Corp.*	108	2,622
Quaker Chemical Corp.	67	2,606
Century Aluminum Co.*	285	2,425
Golden Star Resources Ltd.*	1,447	2,388
Ferro Corp.*	483	2,362
Wausau Paper Corp.	279	2,305
Horsehead Holding Corp.*	238	2,144
Myers Industries, Inc.	173	2,135
US Gold Corp.*	590	1,982
Neenah Paper, Inc.	88	1,964
Zep, Inc.	127	1,775
Hawkins, Inc.	48	1,769
American Vanguard Corp.	127	1,694
TPC Group, Inc.*	66	1,540
Universal Stainless & Alloy*	38	1,420
Paramount Gold and Silver Corp.*	653	1,397
FutureFuel Corp.	107	1,329
Vista Gold Corp.*	395	1,213
Zoltek Companies, Inc.*	155	1,181
General Moly, Inc.*	375	1,159
Olympic Steel, Inc.	49	1,143
Omnova Solutions, Inc.*	246	1,134
Noranda Aluminum Holding Corp.	127	1,048
Midway Gold Corp.*	476	1,004
Golden Minerals Co.*	156	906
Zagg, Inc.*	127	898
Landec Corp.*	151	834
Spartech Corp.*	176	832
AM Castle & Co.*	86	814
SunCoke Energy, Inc.*	72	806
Headwaters, Inc.*	343	761
Senomyx, Inc.*	218	759
Metals USA Holdings Corp.*	61	686
KMG Chemicals, Inc.	38	656
Revett Minerals, Inc.*	133	628
AEP Industries, Inc.*	22	619
United States Lime & Minerals, Inc.*	10	601
Chase Corp.	43	598
US Energy Corp.*	131	381
Handy & Harman Ltd.*	27	267
Verso Paper Corp.*	89	85

Total Materials		276,376

UTILITIES - 2.0%
Piedmont Natural Gas Company, Inc.	393	13,354
Cleco Corp.	346	13,183
WGL Holdings, Inc.	286	12,647
IDACORP, Inc.	284	12,044
New Jersey Resources Corp.	239	11,759
Southwest Gas Corp.	262	11,132
Portland General Electric Co.	415	10,495
UIL Holdings Corp.	279	9,868
South Jersey Industries, Inc.	167	9,487
PNM Resources, Inc.	482	8,787
Avista Corp.	324	8,343
El Paso Electric Co.	240	8,314
Unisource Energy Corp.	215	7,938
Allete, Inc.	177	7,430
Black Hills Corp.	217	7,287
Northwest Natural Gas Co.	152	7,285
NorthWestern Corp.	197	7,051
MGE Energy, Inc.	134	6,267
Atlantic Power Corp.	387	5,534
CH Energy Group, Inc.	88	5,137
Laclede Group, Inc.	125	5,059
Empire District Electric Co.	239	5,041
Otter Tail Corp.	197	4,338
California Water Service Group	235	4,291
American States Water Co.	107	3,734
Central Vermont Public Service Corp.	79	2,773
Chesapeake Utilities Corp.	48	2,081
SJW Corp.	84	1,986
Ormat Technologies, Inc.	105	1,893
Unitil Corp.	64	1,816
Middlesex Water Co.	89	1,661
Dynegy, Inc.*	570	1,579
Connecticut Water Service, Inc.	49	1,329

122 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
York Water Co.	67	$1,182
Artesian Resources Corp. — Class A	42	791
Pennichuck Corp.	27	778
Consolidated Water Company Ltd.	84	721
Genie Energy Ltd. — Class B	89	706
Cadiz, Inc.*	66	636

Total Utilities		225,737

CONSUMER STAPLES - 2.0%
Nu Skin Enterprises, Inc. — Class A	303	14,717
TreeHouse Foods, Inc.*	199	13,011
Ruddick Corp.	281	11,982
Casey’s General Stores, Inc.	218	11,229
United Natural Foods, Inc.*	264	10,563
Darling International, Inc.*	653	8,678
Lancaster Colony Corp.	107	7,419
Hain Celestial Group, Inc.*	196	7,185
Pricesmart, Inc.	102	7,098
Sanderson Farms, Inc.	129	6,467
B&G Foods, Inc.	263	6,330
Universal Corp.	134	6,159
Fresh Market, Inc.*	153	6,105
Snyders-Lance, Inc.	262	5,895
Fresh Del Monte Produce, Inc.	202	5,052
Elizabeth Arden, Inc.*	134	4,963
Boston Beer Company, Inc. — Class A*	44	4,777
Vector Group Ltd.	266	4,724
Andersons, Inc.	108	4,715
J&J Snack Foods Corp.	87	4,635
Rite Aid Corp.*	3,299	4,157
Heckmann Corp.*	524	3,485
WD-40 Co.	86	3,475
Prestige Brands Holdings, Inc.*	279	3,144
Cal-Maine Foods, Inc.	83	3,035
Tootsie Roll Industries, Inc.	128	3,030
Winn-Dixie Stores, Inc.*	309	2,898
Weis Markets, Inc.	63	2,516
Spartan Stores, Inc.	132	2,442
Spectrum Brands Holdings, Inc.*	86	2,356
Central Garden and Pet Co. — Class A*	263	2,188
Chiquita Brands International, Inc.*	257	2,143
Nash Finch Co.	70	2,050
Central European Distribution Corp.*	414	1,811
Smart Balance, Inc.*	329	1,763
Calavo Growers, Inc.	66	1,695
Dole Food Company, Inc.*	194	1,678
Pilgrim’s Pride Corp.*	281	1,619
Pantry, Inc.*	134	1,604
Coca-Cola Bottling Company Consolidated	27	1,581
Diamond Foods, Inc.	43	1,388
Inter Parfums, Inc.	86	1,338
Alliance One International, Inc.*	484	1,316
Seneca Foods Corp. — Class A*	48	1,239
USANA Health Sciences, Inc.*	39	1,184
Village Super Market, Inc. — Class A	40	1,138
Chefs’ Warehouse, Inc.*	60	1,072
Ingles Markets, Inc. — Class A	68	1,024
Medifast, Inc.*	74	1,015
National Beverage Corp.*	62	996
Nature’s Sunshine Products, Inc.*	62	962
Revlon, Inc. — Class A*	63	937
Susser Holdings Corp.*	41	927
Schiff Nutrition International, Inc.*	71	760
Limoneira Co.	44	744
Omega Protein Corp.*	104	742
Nutraceutical International Corp.*	48	543
Oil-Dri Corporation of America	25	506
Star Scientific, Inc.*	225	491
Female Health Co.	108	487
Synutra International, Inc.*	92	466
Craft Brewers Alliance, Inc.*	64	385
Alico, Inc.	18	349
MGP Ingredients, Inc.	68	343
Farmer Brothers Co.	40	306
Lifeway Foods, Inc.*	26	251
Imperial Sugar Co.	70	250
Primo Water Corp.*	82	249
Harbinger Group, Inc.*	49	196

Total Consumer Staples		221,978

TELECOMMUNICATION SERVICES - 0.4%
AboveNet, Inc.*	133	8,646
Cogent Communications Group, Inc.*	259	4,375
Cincinnati Bell, Inc.*	1,117	3,385
Leap Wireless International, Inc.*	345	3,205
Consolidated Communications Holdings, Inc.	154	2,934
Premiere Global Services, Inc.*	284	2,405
General Communication, Inc. — Class A*	239	2,340
Pendrell Corp.*	849	2,173
Vonage Holdings Corp.*	782	1,916
Iridium Communications, Inc.*	240	1,850
Neutral Tandem, Inc.*	173	1,849
Atlantic Tele-Network, Inc.	47	1,835
USA Mobility, Inc.	127	1,761
NTELOS Holdings Corp.	83	1,692

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Shenandoah Telecommunications Co.	133	$1,394
Lumos Networks Corp.	83	1,273
Cbeyond, Inc.*	152	1,218
8x8, Inc.*	348	1,103
SureWest Communications	89	1,071
HickoryTech Corp.	82	909
IDT Corp. — Class B	89	835
inContact, Inc.*	175	775
Alaska Communications Systems Group, Inc.	256	771
Fairpoint Communications, Inc.*	127	550
Towerstream Corp.*	234	491
Globalstar, Inc.*	566	306
Boingo Wireless, Inc.*	27	232

Total Telecommunication Services		51,294

Total Common Stocks (Cost $6,022,337)		6,122,242

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	52	1
Magnum Hunter Resources Corp. $10.50, 08/16/13	13	—

Total Warrants (Cost $—)		1

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[1] - 62.8%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[2]	$2,714,999	2,714,999
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,441,661	1,441,661
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,380,046	1,380,046
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,380,046	1,380,046

Total Repurchase Agreements (Cost $6,916,752)		6,916,752

Total Investments – 118.3% (Cost $12,939,089)		$13,038,995

Liabilities, Less Cash & Other Assets – (18.3)%		(2,017,303)

Total Net Assets – 100.0%		$11,021,692

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $441,840)	6	$4,136

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2012 Russell 2000 Index Swap, Terminating 01/30/12[3] (Notional Value $437,013)	590	$(5,833)
Barclays Bank plc January 2012 Russell 2000 Index Swap, Terminating 01/31/12[3] (Notional Value $3,559,262)	4,804	(19,341)
Credit Suisse Capital, LLC January 2012 Russell 2000 Index Swap, Terminating 01/31/12[3] (Notional Value $3,779,641)	5,101	(20,622)
Goldman Sachs International January 2012 Russell 2000 Index Swap, Terminating 01/27/12[3] (Notional Value $2,206,135)	2,978	(27,126)

(Total Notional Value $9,982,051)		$(72,922)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc	— Public Limited Company
REIT	— Real Estate Investment Trust

124 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $6,022,337)	$6,122,243
Repurchase agreements, at value (cost $6,916,752)	6,916,752

Total investments (cost $12,939,089)	13,038,995
Segregated cash with broker	183,138
Receivables:
Dividends	8,745
Securities sold	972

Total assets	13,231,850

LIABILITIES:
Unrealized depreciation on swap agreements	72,922
Payable for:
Fund shares redeemed	2,035,854
Swap settlement	64,077
Management fees	10,009
Variation margin	4,413
Transfer agent and administrative fees	2,780
Investor service fees	2,780
Portfolio accounting fees	1,112
Miscellaneous	16,211

Total liabilities	2,210,158

NET ASSETS	$11,021,692

NET ASSETS CONSIST OF:
Paid in capital	$20,770,283
Accumulated net investment loss	(496)
Accumulated net realized loss on investments	(9,779,215)
Net unrealized appreciation on investments	31,120

Net assets	$11,021,692
Capital shares outstanding	412,100
Net asset value per share	$26.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8)	$36,267
Interest	6,188

Total investment income	42,455

EXPENSES:
Management fees	117,519
Transfer agent and administrative fees	32,644
Investor service fees	32,644
Portfolio accounting fees	13,058
Custodian fees	3,141
Trustees’ fees*	1,314
Miscellaneous	36,646

Total expenses	236,966

Net investment loss	(194,511)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	852,660
Swap agreements	(1,742,191)
Futures contracts	(516,184)
Foreign currency	(2)

Net realized loss	(1,405,717)

Net change in unrealized appreciation (depreciation) on:
Investments	(948,397)
Swap agreements	107,550
Futures contracts	(16,011)

Net change in unrealized appreciation (depreciation)	(856,858)

Net realized and unrealized loss	(2,262,575)

Net decrease in net assets resulting from operations	$(2,457,086)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 125

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(194,511)	$(158,445)
Net realized gain (loss) on investments	(1,405,717)	2,460,035
Net change in unrealized appreciation (depreciation) on investments	(856,858)	(550,603)

Net increase (decrease) in net assets resulting from operations	(2,457,086)	1,750,987

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	123,646,020	192,625,276
Cost of shares redeemed	(127,453,330)	(187,677,270)

Net increase (decrease) from capital share transactions	(3,807,310)	4,948,006

Net increase (decrease) in net assets	(6,264,396)	6,698,993
NET ASSETS:
Beginning of year	17,286,088	10,587,095

End of year	$11,021,692	$17,286,088

Accumulated net investment loss at end of year	$(496)	$(772)

CAPITAL SHARE ACTIVITY:
Shares sold	4,208,817	7,843,412
Shares redeemed	(4,364,441)	(7,755,086)

Net increase (decrease) in shares	(155,624)	88,326

126 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$30.45	$22.08	$16.57	$34.20	$41.14

Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.27)	(.14)	.01	.49
Net gain (loss) on investments (realized and unrealized)	(3.25)	8.64	5.65	(17.58)	(3.26)

Total from investment operations	(3.70)	8.37	5.51	(17.57)	(2.77)

Less distributions from:
Net investment income	—	—	—	(.06)	(.96)
Net realized gains	—	—	—	—	(3.21)

Total distributions	—	—	—	(.06)	(4.17)

Net asset value, end of period	$26.75	$30.45	$22.08	$16.57	$34.20

Total Return[b]	(12.18%)	37.85%	33.31%	(51.36%)	(6.74%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,022	$17,286	$10,587	$13,978	$21,879

Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.11%)	(0.83%)	0.05%	1.16%
Total expenses	1.81%	1.74%	1.74%	1.68%	1.66%

Portfolio turnover rate	65%	249%	376%	490%	354%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -7.61% while the Russell 2000 Index returned -4.18% over the same time period.

Among sectors, the biggest performance contributors to the index during the period were Utilities and Health Care. Information Technology and Consumer Discretionary detracted from index performance for the year.

Healthspring, Inc., Pharmasset, Inc. and Netlogic Microsystems, Inc. were the largest contributors to performance of the index for the year. Hecla Mining Co., MF Global Holdings Ltd. and Meritor, Inc. were the leading detractors for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

128  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

INVERSE RUSSELL 2000® STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
Inverse Russell 2000® Strategy Fund	-7.61%	-10.02%	-10.40%
Russell 2000 Index	-4.18%	0.15%	4.95%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  129

SCHEDULE OF INVESTMENTS	December 31, 2011

INVERSE RUSSELL 2000® STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 18.6%
Federal Home Loan Bank[1] 0.01% due 01/25/12	$300,000	$299,998
Freddie Mac[2] 0.01% due 04/05/12	300,000	299,985
Federal Farm Credit Bank[1] 0.08% due 08/24/12	300,000	299,883

Total Federal Agency Discount Notes (Cost $899,833)		899,866

REPURCHASE AGREEMENTS††,[3] - 62.4%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[4]	964,764	964,764
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	704,684	704,684
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	674,566	674,566
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	674,566	674,566

Total Repurchase Agreements (Cost $3,018,580)		3,018,580

Total Investments – 81.0% (Cost $3,918,413)		$3,918,446

Cash & Other Assets, Less Liabilities – 19.0%		916,656

Total Net Assets – 100.0%		$4,835,102

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS SOLD SHORT†
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,104,600)	15	$3,671

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley Capital Services, Inc. January 2012 Russell 2000 Index Swap, Terminating 01/30/12[5] (Notional Value $448,962)	606	$5,966
Credit Suisse Capital, LLC January 2012 Russell 2000 Index Swap, Terminating 01/31/12[5] (Notional Value $1,071,793)	1,447	5,848
Goldman Sachs International January 2012 Russell 2000 Index Swap, Terminating 01/27/12[5] (Notional Value $1,446,780)	1,953	4,353
Barclays Bank plc January 2012 Russell 2000 Index Swap, Terminating 01/31/12[5] (Notional Value $724,317)	978	3,972

(Total Notional Value $3,691,852)		$20,139

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

130 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $899,833)	$899,866
Repurchase agreements, at value (cost $3,018,580)	3,018,580

Total investments (cost $3,918,413)	3,918,446
Segregated cash with broker	100,073
Unrealized appreciation on swap agreements	20,139
Receivables:
Fund shares sold	802,837
Variation margin	3,922

Total assets	4,845,417

LIABILITIES:
Payable for:
Management fees	3,098
Transfer agent and administrative fees	860
Investor service fees	860
Portfolio accounting fees	344
Fund shares redeemed	80
Miscellaneous	5,073

Total liabilities	10,315

NET ASSETS	$4,835,102

NET ASSETS CONSIST OF:
Paid in capital	$20,130,916
Undistributed net investment income	—
Accumulated net realized loss on investments	(15,319,657)
Net unrealized appreciation on investments	23,843

Net assets	$4,835,102
Capital shares outstanding	252,190
Net asset value per share	$19.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$3,048

Total investment income	3,048

EXPENSES:
Management fees	60,125
Transfer agent and administrative fees	16,701
Investor service fees	16,701
Portfolio accounting fees	6,680
Custodian fees	1,663
Trustees’ fees*	616
Miscellaneous	19,047

Total expenses	121,533

Net investment loss	(118,485)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(82,194)
Futures contracts	3,393

Net realized loss	(78,801)

Net change in unrealized appreciation (depreciation) on:
Investments	19
Swap agreements	(463)
Futures contracts	(3,077)

Net change in unrealized appreciation (depreciation)	(3,521)

Net realized and unrealized loss	(82,322)

Net decrease in net assets resulting from operations	$(200,807)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 131

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(118,485)	$(150,833)
Net realized loss on investments	(78,801)	(3,514,403)
Net change in unrealized appreciation (depreciation) on investments	(3,521)	194,049

Net decrease in net assets resulting from operations	(200,807)	(3,471,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	183,878,531	205,622,652
Cost of shares redeemed	(184,489,501)	(207,937,932)

Net decrease from capital share transactions	(610,970)	(2,315,280)

Net decrease in net assets	(811,777)	(5,786,467)
NET ASSETS:
Beginning of year	5,646,879	11,433,346

End of year	$4,835,102	$5,646,879

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	9,095,126	7,976,108
Shares redeemed	(9,115,056)	(8,102,738)

Net decrease in shares	(19,930)	(126,630)

132 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$20.75	$28.67	$42.70	$34.66	$34.61

Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.41)	(.56)	.08	1.10
Net gain (loss) on investments (realized and unrealized)	(1.22)	(7.51)	(13.47)	8.54	.76

Total from investment operations	(1.58)	(7.92)	(14.03)	8.62	1.86

Less distributions from:
Net investment income	—	—	—	(.58)	(1.81)

Total distributions	—	—	—	(.58)	(1.81)

Net asset value, end of period	$19.17	$20.75	$28.67	$42.70	$34.66

Total Return[b]	(7.61%)	(27.62%)	(32.86%)	24.69%	5.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,835	$5,647	$11,433	$7,778	$11,535

Ratios to average net assets:
Net investment income (loss)	(1.77%)	(1.58%)	(1.60%)	0.22%	3.19%
Total expenses	1.82%	1.73%	1.73%	1.69%	1.67%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011
DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average. Dow 2x Strategy Fund gained 9.09% while the Dow Jones Industrial Average rose 8.38% over the same time period.

Consumer Discretionary and Energy provided the most performance to the index during the year. Materials and Financials were the largest detractors from performance for the year.

International Business Machines Corp., McDonald’s Corp. and Chevron Corp. were the largest contributors to performance of the index for the year. Hewlett-Packard Co., JPMorgan Chase & Co. and Bank of America Corp. were the largest detractors from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
International Business Machines Corp.	5.8%
Chevron Corp.	3.4%
McDonald’s Corp.	3.2%
Caterpillar, Inc.	2.9%
Exxon Mobil Corp.	2.7%
3M Co.	2.6%
United Technologies Corp.	2.5%
Boeing Co.	2.3%
Coca-Cola Co.	2.2%
Procter & Gamble Co.	2.1%

Top Ten Total	29.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

134 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
DOW 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
Dow 2x Strategy Fund	9.09%	-5.09%	0.65%
Dow Jones Industrial Average Index	8.38%	2.37%	4.91%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS	December 31, 2011
DOW 2x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 51.3%
INDUSTRIALS - 10.9%
Caterpillar, Inc.	6,050	$548,130
3M Co.	6,050	494,467
United Technologies Corp.	6,652	486,195
Boeing Co.	6,050	443,767
General Electric Co.	6,050	108,355

Total Industrials		2,080,914

INFORMATION TECHNOLOGY - 8.8%
International Business Machines Corp.	6,051	1,112,658
Microsoft Corp.	6,050	157,058
Hewlett-Packard Co.	6,050	155,848
Intel Corp.	6,049	146,688
Cisco Systems, Inc.	6,050	109,384

Total Information Technology		1,681,636

CONSUMER STAPLES - 7.4%
Coca-Cola Co.	6,050	423,318
Procter & Gamble Co.	6,052	403,729
Wal-Mart Stores, Inc.	6,050	361,548
Kraft Foods, Inc. — Class A	6,052	226,103

Total Consumer Staples		1,414,698

ENERGY - 6.0%
Chevron Corp.	6,050	643,720
Exxon Mobil Corp.	6,050	512,798

Total Energy		1,156,518

CONSUMER DISCRETIONARY - 5.7%
McDonald’s Corp.	6,052	607,197
Home Depot, Inc.	6,050	254,342
Walt Disney Co.	6,050	226,875

Total Consumer Discretionary		1,088,414

FINANCIALS - 4.6%
Travelers Companies, Inc.	6,050	357,979
American Express Co.	6,050	285,379
JPMorgan Chase & Co.	6,049	201,129
Bank of America Corp.	6,050	33,638

Total Financials		878,125

HEALTH CARE - 4.0%
Johnson & Johnson	6,049	396,693
Merck & Company, Inc.	6,050	228,085
Pfizer, Inc.	6,050	130,922

Total Health Care		755,700

TELECOMMUNICATION SERVICES - 2.2%
Verizon Communications, Inc.	6,046	242,566
AT&T, Inc.	6,050	182,952

Total Telecommunication Services		425,518

MATERIALS - 1.7%
EI du Pont de Nemours & Co.	6,050	276,969
Alcoa, Inc.	6,050	52,333

Total Materials		329,302

Total Common Stocks (Cost $8,913,890)		9,810,825

	FACE AMOUNT
REPURCHASE AGREEMENTS††,[1] - 33.0%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[2]	$2,358,202	2,358,202
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,353,330	1,353,330
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,295,490	1,295,490
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,295,490	1,295,490

Total Repurchase Agreements (Cost $6,302,512)		6,302,512

Total Investments – 84.3% (Cost $15,216,402)		$16,113,337

Cash & Other Assets, Less Liabilities – 15.7%		3,010,465

Total Net Assets – 100.0%		$19,123,802

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $9,954,800)	164	$46,052

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc. January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/30/12[3] (Notional Value $1,660,961)	136	$(9,836)

136 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
DOW 2x STRATEGY FUND

	UNITS	UNREALIZED LOSS
Goldman Sachs International January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/27/12[3] (Notional Value $5,523,778)	452	$(10,121)
Credit Suisse Capital, LLC January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/31/12[3] (Notional Value $5,249,909)	430	(30,157)
Barclays Bank plc January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/31/12[3] (Notional Value $6,114,550)	500	(34,974)

(Total Notional Value $18,549,198)		$(85,088)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 137

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $8,913,890)	$9,810,825
Repurchase agreements, at value (cost $6,302,512)	6,302,512

Total investments (cost $15,216,402)	16,113,337
Segregated cash with broker	1,156,510
Receivables:
Fund shares sold	2,084,049
Dividends	12,852

Total assets	19,366,748

LIABILITIES:
Unrealized depreciation on swap agreements	85,088
Payable for:
Variation margin	63,140
Fund shares redeemed	51,487
Management fees	11,890
Transfer agent and administrative fees	3,303
Investor service fees	3,303
Portfolio accounting fees	1,321
Miscellaneous	23,414

Total liabilities	242,946

NET ASSETS	$19,123,802

NET ASSETS CONSIST OF:
Paid in capital	$43,065,668
Undistributed net investment income	—
Accumulated net realized loss on investments	(24,799,765)
Net unrealized appreciation on investments	857,899

Net assets	$19,123,802
Capital shares outstanding	214,426
Net asset value per share	$89.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$223,979
Interest	1,979

Total investment income	225,958

EXPENSES:
Management fees	124,798
Transfer agent and administrative fees	34,666
Investor service fees	34,666
Portfolio accounting fees	13,866
Custodian fees	3,777
Trustees’ fees*	1,367
Miscellaneous	34,315

Total expenses	247,455

Net investment loss	(21,497)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,730,800
Swap agreements	518,416
Futures contracts	(81,532)

Net realized gain	2,167,684

Net change in unrealized appreciation (depreciation) on:
Investments	(978,984)
Swap agreements	(105,275)
Futures contracts	17,087

Net change in unrealized appreciation (depreciation)	(1,067,172)

Net realized and unrealized gain	1,100,512

Net increase in net assets resulting from operations	$1,079,015

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

138 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(21,497)	$(6,332)
Net realized gain on investments	2,167,684	3,066,208
Net change in unrealized appreciation (depreciation) on investments	(1,067,172)	(208,035)

Net increase in net assets resulting from operations	1,079,015	2,851,841

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(74,124)

Total distributions to shareholders	—	(74,124)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	113,934,828	95,323,862
Distributions reinvested	—	74,124
Cost of shares redeemed	(110,532,364)	(103,392,691)

Net increase (decrease) from capital share transactions	3,402,464	(7,994,705)

Net increase (decrease) in net assets	4,481,479	(5,216,988)
NET ASSETS:
Beginning of year	14,642,323	19,859,311

End of year	$19,123,802	$14,642,323

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	1,309,736	1,369,488
Shares issued from reinvestment of distributions	—	972
Shares redeemed	(1,274,404)	(1,492,091)

Net increase (decrease) in shares	35,332	(121,631)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 139

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$81.76	$66.04	$48.25	$128.50	$134.45

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.04)	.22	.75	1.80
Net gain (loss) on investments (realized and unrealized)	7.57	16.25	17.57	(80.10)	9.65

Total from investment operations	7.43	16.21	17.79	(79.35)	11.45

Less distributions from:
Net investment income	—	(.49)	—	(.90)	(1.50)
Net realized gains	—	—	—	—	(15.90)

Total distributions	—	(.49)	—	(.90)	(17.40)

Net asset value, end of period	$89.19	$81.76	$66.04	$48.25	$128.50

Total Return[b]	9.09%	24.58%	36.90%	(61.71%)	8.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,124	$14,642	$19,859	$36,348	$44,825

Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.05%)	0.48%	0.90%	1.22%
Total expenses	1.78%	1.73%	1.75%	1.68%	1.63%

Portfolio turnover rate	587%	129%	80%	78%	105%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

140 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite ) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average. Inverse Dow 2x Strategy Fund returned -27.07% while the Dow Jones Industrial Average rose 8.38% over the same time period.

Consumer Discretionary and Energy provided the most performance to the index during the year. Materials and Financials were the largest detractors from performance for the year.

International Business Machines Corp., McDonald’s Corp. and Chevron Corp. were the largest contributors to performance of the index for the year. Hewlett-Packard Co., JPMorgan Chase & Co. and Bank of America Corp. were the largest detractors from performance for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

142 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
INVERSE DOW 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
Inverse Dow 2x Strategy Fund	-27.07%	-16.26%	-14.92%
Dow Jones Industrial Average Index	8.38%	2.37%	4.91%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS	December 31, 2011
INVERSE DOW 2x STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 28.7%
Federal Home Loan Bank[1] 0.01% due 01/04/12	$1,000,000	$999,999
Farmer Mac[1] 0.01% due 01/04/12	1,000,000	999,999

Total Federal Agency Discount Notes (Cost $1,999,998)		1,999,998

REPURCHASE AGREEMENTS††,[2] - 69.6%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	2,411,056	2,411,056
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	838,698	838,698
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	802,853	802,853
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	802,853	802,853

Total Repurchase Agreements (Cost $4,855,460)		4,855,460

Total Investments – 98.3% (Cost $6,855,458)		$6,855,458

Cash & Other Assets, Less Liabilities – 1.7%		116,114

Total Net Assets – 100.0%		$6,971,572

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS SOLD SHORT†
March 2012 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $849,800)	14	$(2,154)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/31/12[4] (Notional Value $4,768,854)	390	$27,205
Credit Suisse Capital, LLC January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/31/12[4] (Notional Value $4,521,482)	370	25,973
Goldman Sachs International January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/27/12[4] (Notional Value $3,243,209)	265	18,340
Morgan Stanley Capital Services, Inc. January 2012 Dow Jones Industrial Average Index Swap, Terminating 01/30/12[4] (Notional Value $493,332)	40	2,889

(Total Notional Value $13,026,877)		$74,407

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2011.
[4]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc — Public Limited Company

144 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value (cost $1,999,998)	$1,999,998
Repurchase agreements, at value (cost $4,855,460)	4,855,460

Total investments (cost $6,855,458)	6,855,458
Segregated cash with broker	916,211
Unrealized appreciation on swap agreements	74,407
Receivable for swap settlement	41,000
Receivables:
Variation margin	9,198

Total assets	7,896,274

LIABILITIES:
Payable for:
Fund shares redeemed	891,531
Management fees	7,246
Transfer agent and administrative fees	2,013
Investor service fees	2,013
Portfolio accounting fees	805
Miscellaneous	21,094

Total liabilities	924,702

NET ASSETS	$6,971,572

NET ASSETS CONSIST OF:
Paid in capital	$33,378,784
Undistributed net investment income	—
Accumulated net realized loss on investments	(26,479,465)
Net unrealized appreciation on investments	72,253

Net assets	$6,971,572
Capital shares outstanding	695,917
Net asset value per share	$10.02

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

INVESTMENT INCOME :
Interest	$5,576

Total investment income	5,576

EXPENSES:
Management fees	103,417
Transfer agent and administrative fees	28,727
Investor service fees	28,727
Portfolio accounting fees	11,491
Custodian fees	2,804
Trustees’ fees*	1,162
Miscellaneous	28,252

Total expenses	204,580

Net investment loss	(199,004)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(3,244,871)
Futures contracts	(681,714)

Net realized loss	(3,926,585)

Net change in unrealized appreciation (depreciation) on:
Investments	(49)
Swap agreements	134,166
Futures contracts	(1,981)

Net change in unrealized appreciation (depreciation)	132,136

Net realized and unrealized loss	(3,794,449)

Net decrease in net assets resulting from operations	$(3,993,453)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(199,004)	$(275,950)
Net realized loss on investments	(3,926,585)	(5,990,379)
Net change in unrealized appreciation (depreciation) on investments	132,136	(178,873)

Net decrease in net assets resulting from operations	(3,993,453)	(6,445,202)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	256,758,907	265,338,764
Cost of shares redeemed	(260,838,407)	(261,870,045)

Net increase (decrease) from capital share transactions	(4,079,500)	3,468,719

Net decrease in net assets	(8,072,953)	(2,976,483)
NET ASSETS:
Beginning of year	15,044,525	18,021,008

End of year	$6,971,572	$15,044,525

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	21,327,799	15,495,577
Shares redeemed	(21,726,764)	(15,315,106)

Net increase (decrease) in shares	(398,965)	180,471

146 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$13.74	$19.71	$35.61	$28.79	$33.34

Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.27)	(.47)	(.01)	1.02
Net gain (loss) on investments (realized and unrealized)	(3.51)	(5.70)	(15.43)	18.12	(4.06)

Total from investment operations	(3.72)	(5.97)	(15.90)	18.11	(3.04)

Less distributions from:
Net investment income	—	—	—	(.18)	(1.51)
Net realized gains	—	—	—	(11.11)	—

Total distributions	—	—	—	(11.29)	(1.51)

Net asset value, end of period	$10.02	$13.74	$19.71	$35.61	$28.79

Total Return[b]	(27.07%)	(30.29%)	(44.65%)	60.84%	(8.99%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,972	$15,045	$18,021	$11,703	$11,885

Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.59%)	(1.61%)	(0.03%)	3.36%
Total expenses	1.78%	1.74%	1.74%	1.69%	1.66%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

S&P 500 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500 Pure Growth Index (the “underlying index”).

For the year ended December 31, 2011, S&P 500 Pure Growth Fund returned -1.09%, compared with a gain of 0.76% for the S&P 500 Pure Growth Index.

The large-cap growth stocks comprising the index outperformed their large-cap value stock counterparts. Consumer Discretionary was the sector contributing most to performance, followed by Health Care. Information Technology was the sector detracting most from performance for the year.

Stocks contributing the most to return were Intuitive Surgical, Inc., Biogen Idec, Inc. and Ross Stores, Inc., while Netflix, Inc., Tenet Healthcare Corp. and NetApp, Inc. were the largest detractors from performance.

The S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.4%
Visa, Inc. — Class A	1.3%
Celgene Corp.	1.3%
Newmont Mining Corp.	1.3%
Apollo Group, Inc. — Class A	1.3%
Google, Inc. — Class A	1.3%
Intuitive Surgical, Inc.	1.2%
O’Reilly Automotive, Inc.	1.2%
AutoZone, Inc.	1.2%
Medco Health Solutions, Inc.	1.2%

Top Ten Total	12.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

148  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P 500 PURE GROWTH FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
S&P 500 Pure Growth Fund	-1.09%	2.83%	3.33%
S&P 500 Pure Growth Index	0.76%	4.77%	6.47%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  149

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P 500 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
HEALTH CARE - 23.1%
Celgene Corp.*	7,293	$493,007
Intuitive Surgical, Inc.*	1,013	469,029
Medco Health Solutions, Inc.*	8,135	454,746
Mylan, Inc.*	20,750	445,295
Biogen Idec, Inc.*	4,045	445,152
Express Scripts, Inc.*	9,123	407,707
Perrigo Co.	4,160	404,768
Gilead Sciences, Inc.*	9,453	386,911
UnitedHealth Group, Inc.	6,800	344,624
Laboratory Corporation of America Holdings*	3,967	341,043
Edwards Lifesciences Corp.*	4,740	335,118
Varian Medical Systems, Inc.*	4,884	327,863
Abbott Laboratories	5,710	321,073
CR Bard, Inc.	3,730	318,915
Amgen, Inc.	4,490	288,303
DaVita, Inc.*	3,530	267,609
Quest Diagnostics, Inc.	4,400	255,464
Zimmer Holdings, Inc.*	4,650	248,403
Becton Dickinson and Co.	3,320	248,070
Stryker Corp.	4,990	248,053
Baxter International, Inc.	4,850	239,978
Waters Corp.*	3,198	236,812
Life Technologies Corp.*	6,026	234,472
Allergan, Inc.	2,617	229,616
Cerner Corp.*	3,680	225,400
Watson Pharmaceuticals, Inc.*	3,555	214,509
St. Jude Medical, Inc.	6,020	206,486
Johnson & Johnson	2,740	179,689

Total Health Care		8,818,115

CONSUMER DISCRETIONARY - 23.1%
Apollo Group, Inc. — Class A*	8,998	484,722
O’Reilly Automotive, Inc.*	5,735	458,513
AutoZone, Inc.*	1,409	457,883
Netflix, Inc.*	6,560	454,542
Chipotle Mexican Grill, Inc. — Class A*	1,320	445,817
DeVry, Inc.	11,350	436,521
Dollar Tree, Inc.*	5,240	435,496
Priceline.com, Inc.*	927	433,567
Ross Stores, Inc.	8,930	424,443
Coach, Inc.	6,741	411,471
Discovery Communications, Inc. — Class A*	9,596	393,148
Amazon.com, Inc.*	2,239	387,571
DIRECTV — Class A*	8,894	380,307
Family Dollar Stores, Inc.	6,000	345,960
Scripps Networks Interactive, Inc. — Class A	7,890	334,694
TJX Companies, Inc.	4,883	315,198
Wynn Resorts Ltd.	2,438	269,375
Bed Bath & Beyond, Inc.*	4,610	267,242
McDonald’s Corp.	2,587	259,554
Yum! Brands, Inc.	4,097	241,764
Ralph Lauren Corp. — Class A	1,719	237,360
Viacom, Inc. — Class B	4,844	219,966
NIKE, Inc. — Class B	2,240	215,869
Tiffany & Co.	2,730	180,890
VF Corp.	1,170	148,578
Starbucks Corp.	3,187	146,634

Total Consumer Discretionary		8,787,085

INFORMATION TECHNOLOGY - 20.7%
Apple, Inc.*	1,317	533,385
Visa, Inc. — Class A	5,020	509,681
Google, Inc. — Class A*	737	476,028
F5 Networks, Inc.*	3,960	420,235
Cognizant Technology Solutions Corp. — Class A*	6,493	417,565
Altera Corp.	9,821	364,359
Salesforce.com, Inc.*	3,521	357,241
Red Hat, Inc.*	8,521	351,832
SanDisk Corp.*	6,966	342,797
Mastercard, Inc. — Class A	910	339,266
KLA-Tencor Corp.	6,950	335,337
Intuit, Inc.	5,748	302,287
Microchip Technology, Inc.	8,190	300,000
Broadcom Corp. — Class A*	10,014	294,011
QUALCOMM, Inc.	5,210	284,987
NetApp, Inc.*	7,254	263,103
Citrix Systems, Inc.*	3,922	238,144
Teradata Corp.*	4,833	234,449
Automatic Data Processing, Inc.	4,300	232,243
Fiserv, Inc.*	3,940	231,436
Amphenol Corp. — Class A	5,092	231,126
Oracle Corp.	8,190	210,074
International Business Machines Corp.	1,135	208,704
Xilinx, Inc.	6,360	203,902
Akamai Technologies, Inc.*	5,916	190,968

Total Information Technology		7,873,160

INDUSTRIALS - 9.0%
Stericycle, Inc.*	5,443	424,119
First Solar, Inc.*	11,857	400,292
CH Robinson Worldwide, Inc.	4,130	288,191
WW Grainger, Inc.	1,534	287,149
Lockheed Martin Corp.	3,150	254,835
Dun & Bradstreet Corp.	3,260	243,946
Deere & Co.	3,102	239,940
Pall Corp.	3,820	218,313
United Parcel Service, Inc. — Class B	2,922	213,861
Union Pacific Corp.	2,011	213,045
Goodrich Corp.	1,409	174,293

150 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

S&P 500 PURE GROWTH FUND

	SHARES	VALUE
Rockwell Automation, Inc.	2,327	$170,732
Roper Industries, Inc.	1,950	169,396
Joy Global, Inc.	1,937	145,217

Total Industrials		3,443,329

MATERIALS - 7.1%
Newmont Mining Corp.	8,092	485,601
Cliffs Natural Resources, Inc.	4,750	296,162
FMC Corp.	2,929	252,011
International Flavors & Fragrances, Inc.	4,742	248,576
Ecolab, Inc.	4,030	232,974
Sigma-Aldrich Corp.	3,625	226,417
CF Industries Holdings, Inc.	1,524	220,950
PPG Industries, Inc.	2,540	212,065
Sherwin-Williams Co.	2,200	196,394
Praxair, Inc.	1,770	189,213
Monsanto Co.	1,970	138,038

Total Materials		2,698,401

CONSUMER STAPLES - 6.4%
PepsiCo, Inc.	5,775	383,171
Philip Morris International, Inc.	4,237	332,520
Coca-Cola Co.	4,239	296,603
Hershey Co.	3,935	243,104
Colgate-Palmolive Co.	2,508	231,714
Kimberly-Clark Corp.	2,920	214,795
Mead Johnson Nutrition Co. — Class A	2,898	199,180
Estee Lauder Companies, Inc. — Class A	1,613	181,172
Kellogg Co.	3,464	175,174
Brown-Forman Corp. — Class B	2,083	167,702

Total Consumer Staples		2,425,135

ENERGY - 5.1%
Southwestern Energy Co.*	9,199	293,816
Peabody Energy Corp.	7,712	255,344
Diamond Offshore Drilling, Inc.	4,610	254,749
EOG Resources, Inc.	2,470	243,320
Helmerich & Payne, Inc.	3,730	217,683
Cameron International Corp.*	4,052	199,318
Pioneer Natural Resources Co.	2,096	187,550
Schlumberger Ltd.	2,190	149,599
Cabot Oil & Gas Corp.	1,820	138,138

Total Energy		1,939,517

FINANCIALS - 4.1%
Intercontinental Exchange, Inc.*	3,659	441,092
Aflac, Inc.	6,760	292,438
Franklin Resources, Inc.	2,660	255,520
BlackRock, Inc. — Class A	1,400	249,536
T. Rowe Price Group, Inc.	2,870	163,446
Ventas, Inc.	2,716	149,733

Total Financials		1,551,765

TELECOMMUNICATION SERVICES - 0.9%
American Tower Corp. — Class A	5,717	343,077

Total Common Stocks (Cost $31,372,034)		37,879,584

	FACE AMOUNT
REPURCHASE AGREEMENT ††,[1] - 0.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$330,382	330,382

Total Repurchase Agreement (Cost $330,382)		330,382

Total Investments – 100.4% (Cost $31,702,416)		$38,209,966

Liabilities, Less Other Assets – (0.4)%		(144,135)

Total Net Assets – 100.0%		$38,065,831

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 151

S&P 500 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $31,372,034)	$37,879,584
Repurchase agreements, at value (cost $330,382)	330,382

Total investments (cost $31,702,416)	38,209,966
Receivables:
Securities sold	1,385,752
From advisor	17,402
Dividends	17,169

Total assets	39,630,289

LIABILITIES:
Overdraft due to custodian bank	994
Payable for:
Fund shares redeemed	1,424,884
Management fees	23,790
Transfer agent and administrative fees	7,930
Investor service fees	7,930
Portfolio accounting fees	3,172
Miscellaneous	95,758

Total liabilities	1,564,458

NET ASSETS	$38,065,831

NET ASSETS CONSIST OF:
Paid in capital	$36,921,864
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,363,583)
Net unrealized appreciation on investments	6,507,550

Net Assets	$38,065,831
Capital shares outstanding	1,269,278
Net asset value per share	$29.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$374,199
Interest	84

Total investment income	374,283

EXPENSES:
Management fees	353,064
Transfer agent and administrative fees	117,688
Investor service fees	117,688
Portfolio accounting fees	47,074
Professional fees	38,332
Tax expense	17,402
Custodian fees	11,609
Trustees’ fees*	4,755
Miscellaneous	66,442

Total expenses	774,054

Less:
Expenses waived/reimbursed by advisor	(17,402)

Net expenses	756,652

Net investment loss	(382,369)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	192,209

Net realized gain	192,209

Net change in unrealized appreciation (depreciation) on:
Investments	(3,041,473)

Net change in unrealized appreciation (depreciation)	(3,041,473)

Net realized and unrealized loss	(2,849,264)

Net decrease in net assets resulting from operations	$(3,231,633)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(382,369)	$(231,425)
Net realized gain on investments	192,209	3,033,781
Net change in unrealized appreciation (depreciation) on investments	(3,041,473)	3,932,349

Net increase (decrease) in net assets resulting from operations	(3,231,633)	6,734,705

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	230,679,908	116,171,404
Cost of shares redeemed	(238,683,634)	(108,085,568)

Net increase (decrease) from capital share transactions	(8,003,726)	8,085,836

Net increase (decrease) in net assets	(11,235,359)	14,820,541
NET ASSETS:
Beginning of year	49,301,190	34,480,649

End of year	$38,065,831	$49,301,190

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	7,395,202	4,426,580
Shares redeemed	(7,751,645)	(4,222,735)

Net increase (decrease) in shares	(356,443)	203,845

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 153

S&P 500 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$30.33	$24.25	$16.47	$27.36	$26.68

Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.20)	(.10)	(.09)	(.16)
Net gain (loss) on investments (realized and unrealized)	(.09)	6.28	7.88	(10.80)	1.46

Total from investment operations	(.34)	6.08	7.78	(10.89)	1.30

Less distributions from:
Net realized gains	—	—	—	—	(.62)

Total distributions	—	—	—	—	(.62)

Net asset value, end of period	$29.99	$30.33	$24.25	$16.47	$27.36

Total Return[b]	(1.09%)	25.03%	47.24%	(39.80%)	4.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,066	$49,301	$34,481	$13,207	$36,275

Ratios to average net assets:
Net investment loss	(0.81%)	(0.77%)	(0.53%)	(0.40%)	(0.57%)
Total expenses	1.64%	1.57%	1.55%	1.51%	1.48%
Net expenses[c]	1.61%	1.57%	1.55%	1.51%	1.48%

Portfolio turnover rate	423%	356%	497%	360%	521%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Net expense information reflects the expense ratio after expense waivers.

154 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

S&P 500 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500 Pure Value Index (the “underlying index”).

For the year ended December 31, 2011, S&P 500 Pure Value Fund returned -3.17%, compared with a loss of 0.82% for the S&P 500 Pure Value Index.

The large-cap value stocks that comprise the index underperformed their large-cap growth stock counterparts. Utilities and Health Care were the sectors providing the largest contribution to return. The weakest-performing sectors were Financials and Consumer Discretionary.

The strongest contributors to index performance for the year included Humana, Inc., Constellation Energy Group, Inc. and Dean Foods Co. The stocks detracting most from performance were Sears Holdings Corp., Bank of America Corp. and Computer Sciences Corp.

The S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
American International Group, Inc.	2.3%
Computer Sciences Corp.	2.2%
Marathon Oil Corp.	1.8%
Whirlpool Corp.	1.8%
Genworth Financial, Inc. — Class A	1.8%
Hartford Financial Services Group, Inc.	1.8%
Valero Energy Corp.	1.7%
Tenet Healthcare Corp.	1.6%
Archer-Daniels-Midland Co.	1.6%
Tyson Foods, Inc. — Class A	1.5%

Top Ten Total	18.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

156  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P 500 PURE VALUE FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
S&P 500 Pure Value Fund	-3.17%	-3.06%	2.19%
S&P 500 Pure Value Index	-0.82%	-1.00%	6.05%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  157

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P 500 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%
FINANCIALS - 36.6%
American International Group, Inc.*	31,080	$721,056
Genworth Financial, Inc. — Class A*	86,257	564,983
Hartford Financial Services Group, Inc.	34,705	563,956
Lincoln National Corp.	24,241	470,760
Morgan Stanley	30,383	459,695
Hudson City Bancorp, Inc.	71,830	448,937
MetLife, Inc.	14,328	446,747
Citigroup, Inc.	15,876	417,698
Allstate Corp.	14,717	403,393
Prudential Financial, Inc.	7,581	379,960
Bank of America Corp.	66,557	370,057
Assurant, Inc.	8,379	344,042
XL Group plc — Class A	16,914	334,390
Unum Group	15,441	325,342
JPMorgan Chase & Co.	9,682	321,926
Goldman Sachs Group, Inc.	3,223	291,456
SunTrust Banks, Inc.	16,182	286,421
Principal Financial Group, Inc.	11,323	278,546
Capital One Financial Corp.	6,572	277,930
Bank of New York Mellon Corp.	13,590	270,577
E*Trade Financial Corp.*	33,040	262,998
KeyCorp	32,000	246,080
Legg Mason, Inc.	9,609	231,096
Loews Corp.	5,718	215,283
Regions Financial Corp.	44,851	192,859
Leucadia National Corp.	8,330	189,424
ACE Ltd.	2,634	184,696
Cincinnati Financial Corp.	5,869	178,770
Ameriprise Financial, Inc.	3,560	176,718
PNC Financial Services Group, Inc.	3,023	174,336
Comerica, Inc.	6,380	164,604
Fifth Third Bancorp	11,905	151,432
NASDAQ OMX Group, Inc.*	5,502	134,854
BB&T Corp.	5,194	130,733
Huntington Bancshares, Inc.	23,210	127,423
Weyerhaeuser Co.	6,807	127,087
Wells Fargo & Co.	4,570	125,949
CME Group, Inc. — Class A	480	116,962
First Horizon National Corp.	14,280	114,240
Torchmark Corp.	2,621	113,725
SLM Corp.	8,169	109,465
NYSE Euronext	4,152	108,367

Total Financials		11,554,973

CONSUMER DISCRETIONARY - 10.8%
Whirlpool Corp.	12,086	573,481
GameStop Corp. — Class A*	16,480	397,662
Best Buy Company, Inc.	16,250	379,763
Gannett Company, Inc.	22,963	307,015
Sears Holdings Corp.*	8,907	283,064
Ford Motor Co.*	25,760	277,178
Washington Post Co. — Class B	733	276,202
Staples, Inc.	17,970	249,603
JC Penney Company, Inc.	7,024	246,894
Johnson Controls, Inc.	4,880	152,549
Goodyear Tire & Rubber Co.*	8,982	127,275
AutoNation, Inc.*	3,188	117,542
Orchard Supply Hardware Stores Corp. — Class A*,[3],†††	215	1,621

Total Consumer Discretionary		3,389,849

ENERGY - 10.5%
Marathon Oil Corp.	19,905	582,619
Valero Energy Corp.	25,785	542,774
Sunoco, Inc.	10,196	418,240
Tesoro Corp.*	17,761	414,897
Marathon Petroleum Corp.	11,782	392,223
Murphy Oil Corp.	4,620	257,519
Hess Corp.	4,326	245,717
ConocoPhillips	2,900	211,323
Alpha Natural Resources, Inc.*	6,280	128,300
Nabors Industries Ltd.*	5,950	103,173

Total Energy		3,296,785

CONSUMER STAPLES - 9.3%
Archer-Daniels-Midland Co.	18,049	516,201
Tyson Foods, Inc. — Class A	23,651	488,157
Dean Foods Co.*	40,335	451,752
Safeway, Inc.	20,942	440,620
Kroger Co.	14,492	350,996
Walgreen Co.	6,300	208,278
CVS Caremark Corp.	4,907	200,107
Molson Coors Brewing Co. — Class B	3,370	146,730
Sysco Corp.	4,605	135,065

Total Consumer Staples		2,937,906

INFORMATION TECHNOLOGY - 9.3%
Computer Sciences Corp.	29,763	705,383
Jabil Circuit, Inc.	18,334	360,446
Micron Technology, Inc.*	50,750	319,218
Xerox Corp.	35,063	279,101
SAIC, Inc.*	22,300	274,067
Hewlett-Packard Co.	9,550	246,008
Western Digital Corp.*	6,890	213,246
Lexmark International, Inc. — Class A	5,050	167,003
Harris Corp.	4,090	147,404
Corning, Inc.	9,190	119,286
Dell, Inc.*	6,876	100,596

Total Information Technology		2,931,758

158 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

S&P 500 PURE VALUE FUND

	SHARES	VALUE
INDUSTRIALS - 6.7%
RR Donnelley & Sons Co.	24,814	$358,066
L-3 Communications Holdings, Inc.	5,033	335,600
Northrop Grumman Corp.	5,325	311,406
Southwest Airlines Co.	34,070	291,639
Avery Dennison Corp.	9,890	283,645
Jacobs Engineering Group, Inc.*	4,265	173,074
Ingersoll-Rand plc	4,180	127,365
Ryder System, Inc.	2,321	123,338
Textron, Inc.	5,660	104,653

Total Industrials		2,108,786

HEALTH CARE - 6.6%
Tenet Healthcare Corp.*	101,240	519,361
Coventry Health Care, Inc.*	10,814	328,421
Cardinal Health, Inc.	8,076	327,966
AmerisourceBergen Corp. — Class A	8,640	321,322
McKesson Corp.	3,876	301,979
Cigna Corp.	4,450	186,900
PerkinElmer, Inc.	5,500	110,000

Total Health Care		2,095,949

MATERIALS - 4.4%
Alcoa, Inc.	34,384	297,422
United States Steel Corp.	9,830	260,102
Sealed Air Corp.	12,574	216,399
Owens-Illinois, Inc.*	9,490	183,916
International Paper Co.	5,512	163,155
Dow Chemical Co.	4,670	134,309
Bemis Company, Inc.	3,870	116,410

Total Materials		1,371,713

UTILITIES - 3.3%
NRG Energy, Inc.*	24,714	447,818
Pepco Holdings, Inc.	9,526	193,378
Edison International	4,014	166,180
Integrys Energy Group, Inc.	2,352	127,431
DTE Energy Co.	2,035	110,806

Total Utilities		1,045,613

TELECOMMUNICATION SERVICES - 2.1%
Sprint Nextel Corp.*	115,318	269,844
MetroPCS Communications, Inc.*	20,340	176,551
Frontier Communications Corp.	22,450	115,618
CenturyLink, Inc.	2,900	107,880

Total Telecommunication Services		669,893

Total Common Stocks (Cost $29,336,273)		31,403,225

PREFERRED STOCKS - 0.0%
Orchard Supply Hardware — Class A*,1,3,†††	215	—

Total Preferred Stocks (Cost $11,720)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$102,623	102,623

Total Repurchase Agreement (Cost $102,623)		102,623

Total Investments – 99.9% (Cost $29,450,616)		$31,505,848

Other Assets, Less Liabilities – 0.1%		40,910

Total Net Assets – 100.0%		$31,546,758

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Repurchase Agreement — See Note 5.
[3]	Illiquid security.

plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 159

S&P 500 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $29,347,993)	$31,403,225
Repurchase agreements, at value (cost $102,623)	102,623

Total investments (cost $29,450,616)	31,505,848
Receivables:
Fund shares sold	99,901
Dividends	36,535

Total assets	31,642,284

LIABILITIES:
Payable for:
Management fees	17,834
Fund shares redeemed	10,236
Transfer agent and administrative fees	5,945
Investor service fees	5,945
Portfolio accounting fees	2,378
Miscellaneous	53,188

Total liabilities	95,526

NET ASSETS	$31,546,758

NET ASSETS CONSIST OF:
Paid in capital	$38,468,477
Undistributed net investment income	113,232
Accumulated net realized loss on investments	(9,090,183)
Net unrealized appreciation on investments	2,055,232

Net assets	$31,546,758
Capital shares outstanding	400,429
Net asset value per share	$78.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$640,450
Interest	53

Total investment income	640,503

EXPENSES:
Management fees	246,023
Transfer agent and administrative fees	82,008
Investor service fees	82,008
Portfolio accounting fees	32,803
Printing expenses	26,692
Professional fees	26,530
Custodian fees	8,151
Trustees’ fees*	3,260
Miscellaneous	19,796

Total Expenses	527,271

Net investment income	113,232

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,907,648)

Net realized loss	(1,907,648)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,637,848)

Net change in unrealized appreciation (depreciation)	(1,637,848)

Net realized and unrealized loss	(3,545,496)

Net decrease in net assets resulting from operations	$(3,432,264)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

160 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$113,232	$8,103
Net realized gain (loss) on investments	(1,907,648)	3,395,380
Net change in unrealized appreciation (depreciation) on investments	(1,637,848)	1,018,637

Net increase (decrease) in net assets resulting from operations	(3,432,264)	4,422,120

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,103)	(184,518)

Total distributions to shareholders	(8,103)	(184,518)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	261,707,044	124,591,277
Distributions reinvested	8,103	184,518
Cost of shares redeemed	(255,971,396)	(127,621,142)

Net increase (decrease) from capital share transactions	5,743,751	(2,845,347)

Net increase in net assets	2,303,384	1,392,255
NET ASSETS:
Beginning of year	29,243,374	27,851,119

End of year	$31,546,758	$29,243,374

Undistributed net investment income at end of year	$113,232	$8,103

CAPITAL SHARE ACTIVITY:
Shares sold	3,203,719	1,689,047
Shares issued from reinvestment of distributions	101	2,462
Shares redeemed	(3,162,705)	(1,740,816)

Net increase (decrease) in shares	41,115	(49,307)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 161

S&P 500 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$81.39	$68.16	$45.81	$126.85	$158.90

Income (loss) from investment operations:
Net investment income[a]	.29	.02	.65	2.35	2.10
Net gain (loss) on investments (realized and unrealized)	(2.88)	13.79	22.78	(65.04)	(10.15)

Total from investment operations	(2.59)	13.81	23.43	(62.69)	(8.05)

Less distributions from:
Net investment income	(.02)	(.58)	(1.08)	(1.15)	(2.85)
Net realized gains	—	—	—	(17.20)	(21.15)

Total distributions	(.02)	(.58)	(1.08)	(18.35)	(24.00)

Net asset value, end of period	$78.78	$81.39	$68.16	$45.81	$126.85

Total Return[b]	(3.17%)	20.32%	51.22%	(48.65%)	(5.37%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,547	$29,243	$27,851	$9,479	$24,799

Ratios to average net assets:
Net investment income	0.35%	0.03%	1.18%	2.42%	1.28%
Total expenses	1.61%	1.56%	1.54%	1.51%	1.49%

Portfolio turnover rate	724%	425%	421%	389%	307%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 – December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

162 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  163

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

S&P MIDCAP 400 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400 Pure Growth Index (the “underlying index”).

For the year ended December 31, 2011, S&P MidCap 400 Pure Growth Fund returned -0.66%, compared with a gain of 0.59% gain for the S&P MidCap 400 Pure Growth Index.

Mid-cap growth stocks significantly outperformed their mid-cap value stock counterparts, with Industrials and Consumer Staples holdings contributing most to return. The Information Technology sector was the largest detractor from performance, followed by the Financials sector.

NewMarket Corp., Hansen Natural Corp. and Rackspace Hosting, Inc. added the most to return for the year. Cree, Inc., Guess?, Inc. and Skyworks Solutions, Inc. detracted the most from performance for the year.

The S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
ITT Educational Services, Inc.	2.2%
Strayer Education, Inc.	1.8%
AMERIGROUP Corp.	1.8%
Mednax, Inc.	1.7%
Triumph Group, Inc.	1.7%
Regeneron Pharmaceuticals, Inc.	1.7%
Catalyst Health Solutions, Inc.	1.7%
Alliance Data Systems Corp.	1.7%
United Therapeutics Corp.	1.6%
Equinix, Inc.	1.6%

Top Ten Total	17.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

164  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P MIDCAP 400 PURE GROWTH FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
S&P MidCap 400 Pure Growth Fund	-0.66%	7.42%	7.85%
S&P MidCap 400 Pure Growth Index	0.59%	9.29%	10.15%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  165

SCHEDULE OF INVESTMENTS	December 31, 2011
S&P MIDCAP 400 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
HEALTH CARE - 22.1%
AMERIGROUP Corp.*	8,250	$487,410
Mednax, Inc.*	6,554	471,953
Regeneron Pharmaceuticals, Inc.*	8,210	455,080
Catalyst Health Solutions, Inc.*	8,735	454,220
United Therapeutics Corp.*	9,460	446,985
Gen-Probe, Inc.*	6,480	383,098
Bio-Rad Laboratories, Inc. — Class A*	3,500	336,140
Endo Pharmaceuticals Holdings, Inc.*	8,900	307,317
IDEXX Laboratories, Inc.*	3,977	306,070
Henry Schein, Inc.*	4,500	289,935
HMS Holdings Corp.*	8,370	267,673
Thoratec Corp.*	7,827	262,674
Cooper Companies, Inc.	3,681	259,584
Techne Corp.	3,770	257,340
Mettler-Toledo International, Inc.*	1,726	254,947
Medicis Pharmaceutical Corp. — Class A	7,038	234,013
ResMed, Inc.*	8,096	205,638
Covance, Inc.*	3,980	181,966
Allscripts Healthcare Solutions, Inc.*	9,157	173,434

Total Health Care		6,035,477

INFORMATION TECHNOLOGY - 21.5%
Alliance Data Systems Corp.*	4,350	451,704
Equinix, Inc.*	4,343	440,380
Silicon Laboratories, Inc.*	8,949	388,566
Rackspace Hosting, Inc.*	8,514	366,187
Global Payments, Inc.	7,165	339,478
Informatica Corp.*	8,502	313,979
Factset Research Systems, Inc.	3,360	293,261
ANSYS, Inc.*	4,890	280,099
Rovi Corp.*	10,983	269,962
Lam Research Corp.*	6,920	256,178
Concur Technologies, Inc.*	4,999	253,899
VeriFone Systems, Inc.*	7,090	251,837
Solera Holdings, Inc.	5,350	238,289
Semtech Corp.*	9,409	233,531
Riverbed Technology, Inc.*	8,565	201,277
ADTRAN, Inc.	6,032	181,925
Zebra Technologies Corp. — Class A*	4,973	177,934
MICROS Systems, Inc.*	3,638	169,458
Jack Henry & Associates, Inc.	4,982	167,445
NeuStar, Inc. — Class A*	3,950	134,971
ACI Worldwide, Inc.*	4,614	132,145
Gartner, Inc.*	3,446	119,817
Trimble Navigation Ltd.*	2,550	110,670
Advent Software, Inc.*	4,243	103,359

Total Information Technology		5,876,351

CONSUMER DISCRETIONARY - 19.7%
ITT Educational Services, Inc.*	10,611	603,660
Strayer Education, Inc.	5,091	494,794
Advance Auto Parts, Inc.	5,666	394,524
Panera Bread Co. — Class A*	2,777	392,807
Under Armour, Inc. — Class A*	5,279	378,979
PVH Corp.	5,293	373,104
Tractor Supply Co.	5,048	354,117
Fossil, Inc.*	4,452	353,311
Deckers Outdoor Corp.*	4,526	342,030
PetSmart, Inc.	5,970	306,201
Warnaco Group, Inc.*	5,647	282,576
LKQ Corp.*	9,023	271,412
Life Time Fitness, Inc.*	5,396	252,263
Tupperware Brands Corp.	4,479	250,690
Polaris Industries, Inc.	4,217	236,068
Gentex Corp.	3,769	111,525

Total Consumer Discretionary		5,398,061

INDUSTRIALS - 13.4%
Triumph Group, Inc.	7,855	459,125
Clean Harbors, Inc.*	5,770	367,722
Alaska Air Group, Inc.*	4,680	351,421
Watsco, Inc.	5,080	333,553
Valmont Industries, Inc.	3,320	301,423
Copart, Inc.*	5,330	255,254
MSC Industrial Direct Co., Inc. — Class A	3,450	246,847
Wabtec Corp.	3,250	227,337
Woodward, Inc.	5,320	217,748
FTI Consulting, Inc.*	5,030	213,373
Donaldson Company, Inc.	2,890	196,751
J.B. Hunt Transport Services, Inc.	4,160	187,491
AMETEK, Inc.	3,910	164,611
Gardner Denver, Inc.	2,030	156,432

Total Industrials		3,679,088

ENERGY - 7.6%
CARBO Ceramics, Inc.	2,790	344,091
Bill Barrett Corp.*	9,625	327,924
Dresser-Rand Group, Inc.*	5,117	255,389
Cimarex Energy Co.	3,520	217,888
Dril-Quip, Inc.*	3,205	210,953
Oil States International, Inc.*	2,710	206,963
Northern Oil and Gas, Inc.*	8,561	205,293
Oceaneering International, Inc.	3,766	173,726
SM Energy Co.	1,750	127,925

Total Energy		2,070,152

166 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
S&P MIDCAP 400 PURE GROWTH FUND

	SHARES	VALUE
MATERIALS - 6.1%
NewMarket Corp.	2,120	$419,993
Rock-Tenn Co. — Class A	6,140	354,278
Compass Minerals International, Inc.	4,043	278,361
Aptargroup, Inc.	4,450	232,156
Intrepid Potash, Inc.*	8,830	199,823
Albemarle Corp.	3,867	199,189

Total Materials		1,683,800

CONSUMER STAPLES - 5.2%
Hansen Natural Corp.*	3,971	365,888
Green Mountain Coffee Roasters, Inc.*	7,997	358,665
Lancaster Colony Corp.	4,010	278,053
Corn Products International, Inc.	5,120	269,261
Church & Dwight Company, Inc.	3,370	154,211

Total Consumer Staples		1,426,078

FINANCIALS - 3.9%
Signature Bank*	4,730	283,753
MSCI, Inc. — Class A*	5,463	179,897
Federal Realty Investment Trust	1,960	177,870
Taubman Centers, Inc.	2,710	168,291
Home Properties, Inc.	2,270	130,684
Essex Property Trust, Inc.	900	126,459

Total Financials		1,066,954

Total Common Stocks (Cost $22,269,373)		27,235,961

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	6	—

Total Warrants (Cost $—)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$215,840	215,840

Total Repurchase Agreement (Cost $215,840)		215,840

Total Investments – 100.3% (Cost $22,485,213)		$27,451,801

Liabilities, Less Other Assets – (0.3)%		(72,714)

Total Net Assets – 100.0%		$27,379,087

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 167

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $22,269,373)	$27,235,961
Repurchase agreements, at value (cost $215,840)	215,840

Total investments (cost $22,485,213)	27,451,801
Receivables:
Securities sold	2,365,624
Dividends	12,336

Total assets	29,829,761

LIABILITIES:
Payable for:
Fund shares redeemed	2,340,156
Management fees	18,824
Transfer agent and administrative fees	6,275
Investor service fees	6,275
Portfolio accounting fees	2,510
Miscellaneous	76,634

Total liabilities	2,450,674

NET ASSETS	$27,379,087

NET ASSETS CONSIST OF:
Paid in capital	$19,939,296
Undistributed net investment income	—
Accumulated net realized gain on investments	2,473,203
Net unrealized appreciation on investments	4,966,588

Net assets	$27,379,087
Capital shares outstanding	749,908
Net asset value per share	$36.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$157,933
Interest	94

Total investment income	158,027

EXPENSES:
Management fees	335,722
Transfer agent and administrative fees	111,908
Investor service fees	111,908
Portfolio accounting fees	44,763
Custodian fees	10,867
Trustees’ fees*	4,677
Miscellaneous	103,063

Total Expenses	722,908

Net investment loss	(564,881)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,778,505

Net realized gain	5,778,505

Net change in unrealized appreciation (depreciation) on:
Investments	(5,963,605)

Net change in unrealized appreciation (depreciation)	(5,963,605)

Net realized and unrealized loss	(185,100)

Net decrease in net assets resulting from operations	$(749,981)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

168 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(564,881)	$(399,570)
Net realized gain on investments	5,778,505	5,437,951
Net change in unrealized appreciation (depreciation) on investments	(5,963,605)	3,193,005

Net increase (decrease) in net assets resulting from operations	(749,981)	8,231,386

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(1,787,658)	—

Total distributions to shareholders	(1,787,658)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	97,830,713	112,741,033
Distributions reinvested	1,787,658	—
Cost of shares redeemed	(131,880,115)	(103,711,891)

Net increase (decrease) from capital share transactions	(32,261,744)	9,029,142

Net increase (decrease) in net assets	(34,799,383)	17,260,528
NET ASSETS:
Beginning of year	62,178,470	44,917,942

End of year	$27,379,087	$62,178,470

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,391,774	3,306,088
Shares issued from reinvestment of distributions	47,519	—
Shares redeemed	(3,275,926)	(3,239,015)

Net increase (decrease) in shares	(836,633)	67,073

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 169

S&P MIDCAP 400 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$39.19	$29.56	$18.85	$29.51	$29.33

Income (loss) from investment operations:
Net investment loss[a]	(.52)	(.35)	(.25)	(.24)	(.19)
Net gain (loss) on investments (realized and unrealized)	.34	9.98	10.96	(10.42)	2.69

Total from investment operations	(.18)	9.63	10.71	(10.66)	2.50

Less distributions from:
Net realized gains	(2.50)	—	—	—	(2.32)

Total distributions	(2.50)	—	—	—	(2.32)

Net asset value, end of period	$36.51	$39.19	$29.56	$18.85	$29.51

Total Return[b]	(0.66%)	32.58%	56.82%	(36.12%)	8.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,379	$62,178	$44,918	$11,695	$25,940

Ratios to average net assets:
Net investment loss	(1.26%)	(1.06%)	(1.01%)	(0.89%)	(0.61%)
Total expenses	1.61%	1.56%	1.55%	1.51%	1.48%

Portfolio turnover rate	202%	304%	244%	381%	591%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

170 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 171

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011
S&P MIDCAP 400 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400 Pure Value Index (the “underlying index”).

For the year ended December 31, 2011, S&P MidCap 400 Pure Value Fund returned -7.15%, compared with a return of -5.06% for the S&P MidCap 400 Pure Value Index.

Mid-cap value stocks significantly underperformed their mid-cap growth stock counterparts. The sectors contributing most to performance were Utilities and Consumer Staples. The Industrials and Health Care sectors detracted the most from return.

PNM Resources, Inc., Omnicare, Inc. and Frontier Oil contributed the most to return for the year. Kindred Healthcare, Inc., Community Health Systems, Inc. and Overseas Shipping Group, Inc. detracted the most from return for the year.

The S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

Holdings Diversification (Market Exposure as % of

Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
ITT Corp.	2.7%
Exelis, Inc.	2.6%
First American Financial Corp.	2.4%
JetBlue Airways Corp.	2.2%
Ingram Micro, Inc. — Class A	2.2%
Community Health Systems, Inc.	2.1%
URS Corp.	2.0%
Collective Brands, Inc.	1.9%
Avnet, Inc.	1.9%
Oshkosh Corp.	1.9%

Top Ten Total	21.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

172  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P MIDCAP 400 PURE VALUE FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
S&P MidCap 400 Pure Value Fund	-7.15%	-1.46%	4.06%
S&P MidCap 400 Pure Value Index	-5.06%	0.69%	6.35%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  173

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P MIDCAP 400 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
FINANCIALS - 28.7%
First American Financial Corp.	44,057	$558,202
Protective Life Corp.	17,913	404,117
Astoria Financial Corp.	45,686	387,874
Reinsurance Group of America, Inc. — Class A	7,356	384,351
Hanover Insurance Group, Inc.	10,634	371,658
Old Republic International Corp.	39,439	365,600
Aspen Insurance Holdings Ltd.	13,340	353,510
Kemper Corp.	10,548	308,107
StanCorp Financial Group, Inc.	7,861	288,892
Jefferies Group, Inc.	19,850	272,938
Transatlantic Holdings, Inc.	4,898	268,068
Everest Re Group Ltd.	2,953	248,318
American Financial Group, Inc.	6,524	240,670
BancorpSouth, Inc.	21,293	234,649
Fidelity National Financial, Inc. — Class A	14,023	223,386
First Niagara Financial Group, Inc.	25,144	216,993
TCF Financial Corp.	18,220	188,030
Washington Federal, Inc.	12,869	180,037
Apollo Investment Corp.	27,145	174,814
HCC Insurance Holdings, Inc.	6,356	174,790
Janus Capital Group, Inc.	23,710	149,610
New York Community Bancorp, Inc.	10,970	135,699
Associated Banc-Corp.	11,790	131,694
International Bancshares Corp.	7,086	129,922
WR Berkley Corp.	2,955	101,622
Fulton Financial Corp.	9,233	90,576

Total Financials		6,584,127

INDUSTRIALS - 21.4%
ITT Corp.	32,040	619,333
Exelis, Inc.	64,590	584,540
JetBlue Airways Corp.*	96,114	499,793
URS Corp.*	13,018	457,192
Oshkosh Corp.*	20,320	434,442
Huntington Ingalls Industries, Inc.*	12,030	376,298
General Cable Corp.*	14,880	372,149
AECOM Technology Corp.*	14,042	288,844
Manpower, Inc.	5,809	207,672
Con-way, Inc.	6,860	200,038
UTI Worldwide, Inc.	14,490	192,572
Brink’s Co.	6,022	161,871
KBR, Inc.	5,351	149,132
Terex Corp.*	9,930	134,154
Harsco Corp.	5,996	123,398
AGCO Corp.*	2,140	91,956

Total Industrials		4,893,384

INFORMATION TECHNOLOGY - 14.2%
Ingram Micro, Inc. — Class A*	27,363	497,733
Avnet, Inc.*	13,990	434,949
Arrow Electronics, Inc.*	11,078	414,428
Tech Data Corp.*	8,331	411,635
MEMC Electronic Materials, Inc.*	97,230	383,086
Tellabs, Inc.	64,728	261,501
Vishay Intertechnology, Inc.*	22,140	199,039
Itron, Inc.*	5,470	195,662
International Rectifier Corp.*	7,010	136,134
CoreLogic, Inc.*	8,677	112,194
Monster Worldwide, Inc.*	13,440	106,579
Fairchild Semiconductor International, Inc. — Class A*	7,710	92,828

Total Information Technology		3,245,768

CONSUMER DISCRETIONARY - 13.7%
Collective Brands, Inc.*	30,500	438,285
RadioShack Corp.	29,470	286,154
Regis Corp.	14,722	243,649
American Greetings Corp. — Class A	19,289	241,305
Scholastic Corp.	7,632	228,731
Barnes & Noble, Inc.*	15,097	218,605
Office Depot, Inc.*	101,270	217,730
New York Times Co. — Class A*	26,230	202,758
Valassis Communications, Inc.*	10,460	201,146
Thor Industries, Inc.	6,970	191,187
Wendy’s Co.	26,095	139,869
Mohawk Industries, Inc.*	2,304	137,894
Saks, Inc.*	14,110	137,572
KB Home	19,310	129,763
Bob Evans Farms, Inc.	3,320	111,353

Total Consumer Discretionary		3,126,001

HEALTH CARE - 6.4%
Community Health Systems, Inc.*	26,945	470,190
Health Net, Inc.*	10,481	318,832
Owens & Minor, Inc.	9,478	263,394
LifePoint Hospitals, Inc.*	4,888	181,589
Health Management Associates, Inc. — Class A*	16,310	120,205
Omnicare, Inc.	3,367	115,993

Total Health Care		1,470,203

MATERIALS - 5.3%
Commercial Metals Co.	14,317	198,004
Steel Dynamics, Inc.	13,150	172,923
Ashland, Inc.	2,694	153,989
Reliance Steel & Aluminum Co.	2,870	139,740
Worthington Industries, Inc.	7,762	127,142
Greif, Inc. — Class A	2,720	123,896

174 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

S&P MIDCAP 400 PURE VALUE FUND

	SHARES	VALUE
Louisiana-Pacific Corp.*	14,282	$115,256
Cabot Corp.	2,777	89,253
Cytec Industries, Inc.	1,930	86,174

Total Materials		1,206,377

CONSUMER STAPLES - 3.4%
Smithfield Foods, Inc.*	14,143	343,392
Universal Corp.	6,467	297,223
Ruddick Corp.	3,100	132,184

Total Consumer Staples		772,799

ENERGY - 3.1%
World Fuel Services Corp.	6,240	261,955
HollyFrontier Corp.	7,750	181,350
Arch Coal, Inc.	7,160	103,892
Patriot Coal Corp.*	10,790	91,391
Quicksilver Resources, Inc.*	11,870	79,648

Total Energy		718,236

UTILITIES - 2.1%
UGI Corp.	4,446	130,712
Great Plains Energy, Inc.	5,993	130,528
N.V. Energy, Inc.	7,079	115,742
Atmos Energy Corp.	3,414	113,857

Total Utilities		490,839

TELECOMMUNICATION SERVICES - 1.2%
Telephone & Data Systems, Inc.	10,747	278,240

Total Common Stocks (Cost $21,423,618)		22,785,974

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	27	1

Total Warrants (Cost $—)		1

	FACE AMOUNT
REPURCHASE AGREEMENT††,[1] - 0.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$194,255	194,255

Total Repurchase Agreement (Cost $194,255)		194,255

Total Investments – 100.4% (Cost $21,617,873)		$22,980,230

Liabilities, Less Other Assets – (0.4)%		(80,679)

Total Net Assets – 100.0%		$22,899,551

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 175

S&P MIDCAP 400 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $21,423,618)	$22,785,975
Repurchase agreements, at value (cost $194,255)	194,255

Total investments (cost $21,617,873)	22,980,230
Receivables:
Securities sold	217,599
Dividends	12,775
Fund shares sold	39

Total assets	23,210,643

LIABILITIES:
Payable for:
Securities purchased	266,946
Management fees	8,911
Transfer agent and administrative fees	2,970
Investor service fees	2,970
Fund shares redeemed	1,996
Portfolio accounting fees	1,188
Miscellaneous	26,111

Total liabilities	311,092

NET ASSETS	$22,899,551

NET ASSETS CONSIST OF:
Paid in capital	$26,485,336
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,948,142)
Net unrealized appreciation on investments	1,362,357

Net assets	$22,899,551
Capital shares outstanding	310,423
Net asset value per share	$73.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$250,905
Interest	29

Total investment income	250,934

EXPENSES:
Management fees	117,779
Transfer agent and administrative fees	39,260
Investor service fees	39,260
Portfolio accounting fees	15,704
Custodian fees	3,905
Trustees’ fees*	1,638
Miscellaneous	35,724

Total Expenses	253,270

Net investment loss	(2,336)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(407,767)

Net realized loss	(407,767)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,069,872)

Net change in unrealized appreciation (depreciation)	(1,069,872)

Net realized and unrealized loss	(1,477,639)

Net decrease in net assets resulting from operations	$(1,479,975)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

176 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,336)	$(11,370)
Net realized gain (loss) on investments	(407,767)	2,255,787
Net change in unrealized appreciation (depreciation) on investments	(1,069,872)	(27,441)

Net increase (decrease) in net assets resulting from operations	(1,479,975)	2,216,976

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(141,797)

Total distributions to shareholders	—	(141,797)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	64,054,761	64,430,849
Distributions reinvested	—	141,797
Cost of shares redeemed	(55,550,335)	(80,279,065)

Net increase (decrease) from capital share transactions	8,504,426	(15,706,419)

Net increase (decrease) in net assets	7,024,451	(13,631,240)
NET ASSETS:
Beginning of year	15,875,100	29,506,340

End of year	$22,899,551	$15,875,100

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	816,848	899,338
Shares issued from reinvestment of distributions	—	1,894
Shares redeemed	(706,250)	(1,142,948)

Net increase (decrease) in shares	110,598	(241,716)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 177

S&P MIDCAP 400 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$79.45	$66.83	$43.46	$104.20	$111.90

Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.03)	.50	1.75	1.05
Net gain (loss) on investments (realized and unrealized)	(5.67)	13.44	23.46	(47.84)	(6.45)

Total from investment operations	(5.68)	13.41	23.96	(46.09)	(5.40)

Less distributions from:
Net investment income	—	(.79)	(.59)	—	(2.20)
Net realized gains	—	—	—	(14.65)	(.10)

Total distributions	—	(.79)	(.59)	(14.65)	(2.30)

Net asset value, end of period	$73.77	$79.45	$66.83	$43.46	$104.20

Total Return[b]	(7.15%)	20.13%	55.22%	(43.63%)	(4.85%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,900	$15,875	$29,506	$7,595	$15,998

Ratios to average net assets:
Net investment income (loss)	(0.01%)	(0.05%)	0.90%	2.06%	0.87%
Total expenses	1.61%	1.54%	1.54%	1.51%	1.49%

Portfolio turnover rate	334%	250%	321%	255%	358%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 – December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

178 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 179

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

S&P SMALLCAP 600 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600 Pure Growth Index (the “underlying index”).

For the year ended December 31, 2011, S&P SmallCap 600 Pure Growth Fund rose 3.52%, compared with a gain of 5.24% for the S&P SmallCap 600 Pure Growth Index.

Small-cap growth stocks significantly outperformed their value stock counterparts. The Health Care sector added the most to return, followed by Consumer Discretionary holdings. The Industrials and Consumer Staples sectors were the largest detractors from return.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Questcor Pharmaceuticals, Inc., Sturm Ruger & Co., Inc. and Liquidity Services, Inc. The weakest performers were Smith Micro Software, Inc., Medifast, Inc. and TriQuint Semiconductor, Inc.

The S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Buffalo Wild Wings, Inc.	1.1%
Healthspring, Inc.	1.1%
World Acceptance Corp.	1.1%
Hi-Tech Pharmacal Company, Inc.	1.1%
SEACOR Holdings, Inc.	1.1%
Coinstar, Inc.	1.1%
Allegiant Travel Co.	1.1%
American Science & Engineering, Inc.	1.1%
MWI Veterinary Supply, Inc.	1.1%
Magellan Health Services, Inc.	1.1%

Top Ten Total	11.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

180  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P SMALLCAP 600 PURE GROWTH FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/03/04)
S&P SmallCap 600 Pure Growth Fund	3.52%	2.67%	5.54%
S&P SmallCap 600 Pure Growth Index	5.24%	4.84%	7.95%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT  |  181

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P SMALLCAP 600 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS† - 99.4%
INFORMATION TECHNOLOGY - 28.6%
Hittite Microwave Corp.*	4,587	$226,506
CACI International, Inc. — Class A*	3,980	222,562
RightNow Technologies, Inc.*	5,184	221,512
Veeco Instruments, Inc.*	10,126	210,621
Cirrus Logic, Inc.*	12,674	200,883
CommVault Systems, Inc.*	4,614	197,110
LogMeIn, Inc.*	4,980	191,979
Kulicke & Soffa Industries, Inc.*	20,246	187,276
Sourcefire, Inc.*	5,652	183,012
Power Integrations, Inc.	5,245	173,924
Exar Corp.*	26,530	172,445
MAXIMUS, Inc.	4,158	171,933
Wright Express Corp.*	3,107	168,648
MicroStrategy, Inc. — Class A*	1,545	167,354
Volterra Semiconductor Corp.*	6,427	164,595
Synaptics, Inc.*	5,426	163,594
InfoSpace, Inc.*	14,790	162,542
Ebix, Inc.	7,007	154,855
Rubicon Technology, Inc.*	16,104	151,217
DTS, Inc.*	5,502	149,874
Entropic Communications, Inc.*	28,836	147,352
Cognex Corp.	4,070	145,665
Cabot Microelectronics Corp.*	2,864	135,324
Littelfuse, Inc.	3,111	133,711
Cymer, Inc.*	2,680	133,357
Tyler Technologies, Inc.*	4,335	130,527
Opnet Technologies, Inc.	3,540	129,812
GT Advanced Technologies, Inc.*	16,629	120,394
Higher One Holdings, Inc.*	6,430	118,569
Websense, Inc.*	5,822	109,046
MTS Systems Corp.	2,580	105,135
OSI Systems, Inc.*	2,125	103,658
JDA Software Group, Inc.*	3,057	99,016
Viasat, Inc.*	2,137	98,558
Stamps.com, Inc.*	3,744	97,831
comScore, Inc.*	4,590	97,308
Netscout Systems, Inc.*	5,407	95,163
Interactive Intelligence Group, Inc.*	4,139	94,866
Netgear, Inc.*	2,713	91,075
Manhattan Associates, Inc.*	2,190	88,651
j2 Global, Inc.	3,087	86,868
Ceva, Inc.*	2,848	86,180
Synchronoss Technologies, Inc.*	2,721	82,201
LivePerson, Inc.*	6,537	82,039
Forrester Research, Inc.*	2,383	80,879
Blackbaud, Inc.	2,781	77,034
FARO Technologies, Inc.*	1,633	75,118
Liquidity Services, Inc.*	1,703	62,841
Taleo Corp. — Class A*	1,577	61,014
Global Payments, Inc.	1	47

Total Information Technology		6,611,681

HEALTH CARE - 21.7%
Healthspring, Inc.*	4,760	259,610
Hi-Tech Pharmacal Company, Inc.*	6,553	254,846
MWI Veterinary Supply, Inc.*	3,659	243,104
Magellan Health Services, Inc.*	4,911	242,947
SonoSite, Inc.*	4,330	233,214
IPC The Hospitalist Company, Inc.*	5,058	231,252
Corvel Corp.*	4,311	222,922
ICU Medical, Inc.*	4,730	212,850
Cubist Pharmaceuticals, Inc.*	5,191	205,667
Haemonetics Corp.*	3,311	202,699
Air Methods Corp.*	2,333	197,022
Questcor Pharmaceuticals, Inc.*	4,694	195,177
Computer Programs & Systems, Inc.	3,710	189,618
Zoll Medical Corp.*	2,945	186,065
Quality Systems, Inc.	4,958	183,396
Chemed Corp.	3,457	177,033
Cyberonics, Inc.*	5,190	173,865
Medicines Co.*	9,254	172,495
NuVasive, Inc.*	13,570	170,846
Landauer, Inc.	3,150	162,225
Analogic Corp.	2,670	153,044
Viropharma, Inc.*	5,576	152,727
Neogen Corp.*	4,981	152,618
Ensign Group, Inc.	5,688	139,356
Arqule, Inc.*	21,259	119,901
Abaxis, Inc.*	3,364	93,082
Salix Pharmaceuticals Ltd.*	1,847	88,379

Total Health Care		5,015,960

CONSUMER DISCRETIONARY - 20.0%
Buffalo Wild Wings, Inc.*	3,924	264,909
Coinstar, Inc.*	5,485	250,335
American Public Education, Inc.*	5,350	231,548
Capella Education Co.*	6,167	222,320
Peet’s Coffee & Tea, Inc.*	3,369	211,169
BJ’s Restaurants, Inc.*	4,538	205,662
Biglari Holdings, Inc.*	556	204,741
Jos A. Bank Clothiers, Inc.*	4,109	200,355
Buckle, Inc.	4,626	189,065
Steven Madden Ltd.*	5,393	186,059
DineEquity, Inc.*	4,359	183,993
True Religion Apparel, Inc.*	5,081	175,701
Sturm Ruger & Company, Inc.	5,182	173,390
Hibbett Sports, Inc.*	3,778	170,690
Genesco, Inc.*	2,740	169,168
Carter’s, Inc.*	4,137	164,694
Monro Muffler Brake, Inc.	4,209	163,267

182 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

S&P SMALLCAP 600 PURE GROWTH FUND

	SHARES	VALUE
CEC Entertainment, Inc.	4,706	$162,122
National Presto Industries, Inc.	1,710	160,056
iRobot Corp.*	4,819	143,847
Vitamin Shoppe, Inc.*	3,480	138,782
Rue21, Inc.*	6,349	137,138
Childrens Place Retail Stores, Inc.*	2,400	127,488
Papa John’s International, Inc.*	2,870	108,142
Arbitron, Inc.	3,087	106,224
Blue Nile, Inc.*	2,309	94,392
Wolverine World Wide, Inc.	2,270	80,903

Total Consumer Discretionary		4,626,160

INDUSTRIALS - 9.0%
Allegiant Travel Co.*	4,681	249,685
American Science & Engineering, Inc.	3,643	248,125
Portfolio Recovery Associates, Inc.*	3,435	231,931
Cubic Corp.	4,470	194,847
Dolan Co.*	20,303	172,982
Exponent, Inc.*	3,268	150,230
Franklin Electric Company, Inc.	2,910	126,760
Toro Co.	2,020	122,533
AZZ, Inc.	2,540	115,418
Teledyne Technologies, Inc.*	2,050	112,443
Lindsay Corp.	1,812	99,461
II-VI, Inc.*	5,078	93,232
Aerovironment, Inc.*	2,624	82,577
Forward Air Corp.	2,310	74,036

Total Industrials		2,074,260

FINANCIALS - 6.6%
World Acceptance Corp.*	3,488	256,368
Infinity Property & Casualty Corp.	3,411	193,540
Cash America International, Inc.	3,922	182,883
Financial Engines, Inc.*	6,680	149,164
Ezcorp, Inc. — Class A*	5,474	144,349
ProAssurance Corp.	1,650	131,703
RLI Corp.	1,450	105,647
Mid-America Apartment Communities, Inc.	1,570	98,204
First Cash Financial Services, Inc.*	2,674	93,831
PS Business Parks, Inc.	1,680	93,122
EastGroup Properties, Inc.	1,686	73,307

Total Financials		1,522,118

CONSUMER STAPLES - 5.3%
Boston Beer Company, Inc. – Class A*	2,020	219,291
TreeHouse Foods, Inc.*	3,155	206,274
Sanderson Farms, Inc.	4,080	204,530
Casey’s General Stores, Inc.	3,968	204,392
J&J Snack Foods Corp.	3,100	165,168
Medifast, Inc.*	9,569	131,287
WD-40 Co.	2,104	85,023

Total Consumer Staples		1,215,965

ENERGY - 4.0%
SEACOR Holdings, Inc.*	2,823	251,134
Contango Oil & Gas Co.*	3,618	210,495
GeoResources, Inc.*	5,940	174,101
Lufkin Industries, Inc.	1,650	111,062
Approach Resources, Inc.	3,180	93,524
OYO Geospace Corp.*	1,110	85,836

Total Energy		926,152

MATERIALS - 2.5%
Hawkins, Inc.	4,577	168,708
Balchem Corp.	3,723	150,930
Deltic Timber Corp.	2,210	133,462
Schweitzer-Mauduit International, Inc.	1,870	124,280

Total Materials		577,380

UTILITIES - 0.9%
South Jersey Industries, Inc.	1,890	107,371
American States Water Co.	2,640	92,136

Total Utilities		199,507

TELECOMMUNICATION SERVICES - 0.8%
Atlantic Tele-Network, Inc.	4,670	182,364

Total Common Stocks (Cost $20,299,215)		22,951,547

	FACE AMOUNT
REPURCHASE AGREEMENT††,[1] - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$155,653	155,653

Total Repurchase Agreement (Cost $155,653)		155,653

Total Investments — 100.1% (Cost $20,454,868)		$23,107,200

Liabilities, Less Other Assets — (0.1)%		(21,017)

Total Net Assets — 100.0%		$23,086,183

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 183

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $20,299,215)	$22,951,547
Repurchase agreements, at value (cost $155,653)	155,653

Total investments (cost $20,454,868)	23,107,200
Receivables:
Fund shares sold	2,405,633
Dividends	4,003

Total assets	25,516,836

LIABILITIES:
Payable for:
Securities purchased	1,964,684
Fund shares redeemed	409,886
Management fees	11,171
Transfer agent and administrative fees	3,724
Investor service fees	3,724
Portfolio accounting fees	1,490
Miscellaneous	35,974

Total liabilities	2,430,653

NET ASSETS	$23,086,183

NET ASSETS CONSIST OF:
Paid in capital	$27,769,226
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,335,375)
Net unrealized appreciation on investments	2,652,332

Net assets	$23,086,183
Capital shares outstanding	746,654
Net asset value per share	$30.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$69,161
Interest	54

Total investment income	69,215

EXPENSES:
Management fees	157,103
Transfer agent and administrative fees	52,368
Investor service fees	52,368
Portfolio accounting fees	20,947
Custodian fees	5,152
Trustees’ fees*	2,223
Miscellaneous	47,940

Total Expenses	338,101

Net investment loss	(268,886)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	724,289

Net realized gain	724,289

Net change in unrealized appreciation (depreciation) on:
Investments	(2,018,590)

Net change in unrealized appreciation (depreciation)	(2,018,590)

Net realized and unrealized loss	(1,294,301)

Net decrease in net assets resulting from operations	$(1,563,187)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

184 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(268,886)	$(146,349)
Net realized gain on investments	724,289	881,785
Net change in unrealized appreciation (depreciation) on investments	(2,018,590)	2,039,219

Net increase (decrease) in net assets resulting from operations	(1,563,187)	2,774,655

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	88,067,125	96,754,486
Cost of shares redeemed	(91,337,235)	(85,165,739)

Net increase (decrease) from capital share transactions	(3,270,110)	11,588,747

Net increase (decrease) in net assets	(4,833,297)	14,363,402
NET ASSETS:
Beginning of year	27,919,480	13,556,078

End of year	$23,086,183	$27,919,480

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,822,439	3,748,828
Shares redeemed	(3,010,338)	(3,383,275)

Net increase (decrease) in shares	(187,899)	365,553

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 185

S&P SMALLCAP 600 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$29.87	$23.82	$17.78	$27.07	$29.92

Income (loss) from investment operations:
Net investment loss[a]	(.40)	(.25)	(.23)	(.01)	(.28)
Net gain (loss) on investments (realized and unrealized)	1.45	6.30	6.27	(9.28)	.30

Total from investment operations	1.05	6.05	6.04	(9.29)	.02

Less distributions from:
Net realized gains	—	—	—	—	(2.87)

Total distributions	—	—	—	—	(2.87)

Net asset value, end of period	$30.92	$29.87	$23.82	$17.78	$27.07

Total Return[b]	3.52%	25.40%	33.97%	(34.32%)	(0.11%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,086	$27,919	$13,556	$13,717	$12,428

Ratios to average net assets:
Net investment loss	(1.28%)	(0.96%)	(1.13%)	(0.04%)	(0.90%)
Total expenses	1.61%	1.57%	1.56%	1.52%	1.49%

Portfolio turnover rate	358%	529%	633%	465%	573%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

186 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 187

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011
S&P SMALLCAP 600 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600 Pure Value Index (the “underlying index”).

For the year ended December 31, 2011, S&P SmallCap 600 Pure Value Fund returned -9.44%, compared with a return of -7.48% for the S&P SmallCap 600 Pure Value Index.

Small-cap value stocks significantly underperformed their small-cap growth stock counterparts. The sectors contributing the most to return were the Utilities and Health Care sectors. Sectors detracting the most from return were the Consumer Discretionary, Information Technology and Financials sectors.

The stocks contributing the most to return in the S&P SmallCap 600 Pure Value Index were SWS Group, Inc., Lithia Motors, Inc. and Kendle International, Inc. Those detracting the most from return were School Specialty, Inc., Corinthian Colleges, Inc. and Christopher & Banks Corp.

The S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings
(% of Total Net Assets)
Gentiva Health Services, Inc.	1.7%
Career Education Corp.	1.6%
VOXX International Corp.	1.6%
Tuesday Morning Corp.	1.6%
SkyWest, Inc.	1.5%
Amedisys, Inc.	1.5%
Healthways, Inc.	1.4%
Kindred Healthcare, Inc.	1.4%
Boyd Gaming Corp.	1.4%
Lincoln Educational Services Corp.	1.4%

Top Ten Total	15.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

188  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

S&P SMALLCAP 600 PURE VALUE FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year		Since Inception (05/03/04)
S&P SmallCap 600 Pure Value Fund	-9.44%	–	3.72%	2.48%
S&P SmallCap 600 Pure Value Index	-7.48%	–	1.50%	5.65%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  189

SCHEDULE OF INVESTMENTS	December 31, 2011

S&P SMALLCAP 600 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
CONSUMER DISCRETIONARY - 33.7%
Career Education Corp.*	25,619	$204,183
VOXX International Corp.*	24,136	203,949
Tuesday Morning Corp.*	58,745	202,670
Boyd Gaming Corp.*	24,091	179,719
Lincoln Educational Services Corp.	22,309	176,241
Perry Ellis International, Inc.*	12,350	175,617
Marriott Vacations Worldwide Corp.*	9,338	160,240
OfficeMax, Inc.*	34,301	155,726
Brown Shoe Company, Inc.	16,327	145,310
Skechers U.S.A., Inc. — Class A*	11,660	141,319
MarineMax, Inc.*	21,279	138,739
Stein Mart, Inc.*	19,385	132,012
Big 5 Sporting Goods Corp.	12,207	127,441
Quiksilver, Inc.*	34,878	125,910
Stage Stores, Inc.	8,358	116,093
Ruby Tuesday, Inc.*	16,706	115,271
Sonic Automotive, Inc. — Class A	7,159	106,025
Fred’s, Inc. — Class A	7,237	105,515
Group 1 Automotive, Inc.	1,854	96,037
PEP Boys-Manny Moe & Jack	8,681	95,491
Callaway Golf Co.	17,075	94,425
Spartan Motors, Inc.	19,440	93,506
Coldwater Creek, Inc.*	68,744	81,118
Digital Generation, Inc.*	6,661	79,399
Lithia Motors, Inc. — Class A	3,120	68,203
Christopher & Banks Corp.	28,772	67,326
Zale Corp.*	17,364	66,157
Superior Industries International, Inc.	3,939	65,151
M/I Homes, Inc.*	6,750	64,800
Corinthian Colleges, Inc.*	28,965	62,854
Standard Pacific Corp.*	19,120	60,802
Winnebago Industries, Inc.*	8,120	59,926
Haverty Furniture Companies, Inc.	5,233	57,458
O’Charleys, Inc.*	9,967	54,719
EW Scripps Co. — Class A*	6,598	52,850
La-Z-Boy, Inc.*	3,933	46,803
School Specialty, Inc.*	16,676	41,690
Universal Electronics, Inc.*	2,433	41,045
Harte-Hanks, Inc.	4,120	37,451
Live Nation Entertainment, Inc.*	4,324	35,932
Ruth’s Hospitality Group, Inc.*	7,060	35,088
Red Robin Gourmet Burgers, Inc.*	1,144	31,689
Jack in the Box, Inc.*	1,469	30,702
Cabela’s, Inc.*	1,180	29,996
Jakks Pacific, Inc.	2,080	29,349

Total Consumer Discretionary		4,291,947

INDUSTRIALS - 14.8%
SkyWest, Inc.	15,633	196,819
Orion Marine Group, Inc.*	21,343	141,931
Kelly Services, Inc. — Class A	9,685	132,491
AAR Corp.	6,115	117,225
Universal Forest Products, Inc.	3,707	114,435
CDI Corp.	6,983	96,435
Griffon Corp.	9,976	91,081
Standard Register Co.	38,004	88,549
Lawson Products, Inc.	5,427	83,739
Briggs & Stratton Corp.	5,110	79,154
ABM Industries, Inc.	3,384	69,778
Arkansas Best Corp.	3,610	69,565
Comfort Systems USA, Inc.	6,115	65,553
United Stationers, Inc.	2,003	65,218
Lydall, Inc.*	6,872	65,215
Aegion Corp.*	4,060	62,280
Viad Corp.	3,000	52,440
EnerSys*	1,970	51,161
G&K Services, Inc. — Class A	1,440	41,918
Apogee Enterprises, Inc.	3,248	39,820
EMCOR Group, Inc.	1,437	38,526
Geo Group, Inc.*	1,940	32,495
Standex International Corp.	950	32,452
Powell Industries, Inc.*	1,035	32,375
Insperity, Inc.	1,260	31,941

Total Industrials		1,892,596

INFORMATION TECHNOLOGY - 14.1%
SYNNEX Corp.*	4,608	140,360
Benchmark Electronics, Inc.*	9,307	125,365
NCI, Inc.*	10,537	122,756
Insight Enterprises, Inc.*	7,900	120,791
Black Box Corp.	4,273	119,815
Radisys Corp.*	19,613	99,242
Sigma Designs, Inc.*	14,259	85,554
United Online, Inc.	15,385	83,694
Intevac, Inc.*	10,561	78,151
Brightpoint, Inc.*	7,104	76,439
Scansource, Inc.*	1,960	70,560
Cohu, Inc.	6,078	68,985
Checkpoint Systems, Inc.*	5,900	64,546
CTS Corp.	6,904	63,517
Novatel Wireless, Inc.*	17,378	54,393
Pericom Semiconductor Corp.*	6,581	50,081
Avid Technology, Inc.*	5,722	48,809
Bel Fuse, Inc. — Class B	2,495	46,781
Plexus Corp.*	1,660	45,451
CIBER, Inc.*	11,660	45,008
TTM Technologies, Inc.*	4,058	44,476
Advanced Energy Industries, Inc.*	3,960	42,491
Anixter International, Inc.*	676	40,317
THQ, Inc.*	46,822	35,585
DSP Group, Inc.*	5,410	28,186

Total Information Technology		1,801,353

FINANCIALS - 12.4%
Stewart Information Services Corp.	12,802	147,863
Horace Mann Educators Corp.	10,324	141,542

190 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
S&P SMALLCAP 600 PURE VALUE FUND

	SHARES	VALUE
Piper Jaffray Cos.*	5,104	$103,101
Delphi Financial Group, Inc. — Class A	2,067	91,568
Investment Technology Group, Inc.*	8,127	87,853
Presidential Life Corp.	8,468	84,595
Selective Insurance Group, Inc.	4,705	83,420
Tower Group, Inc.	4,120	83,100
United Fire & Casualty Co.	3,727	75,211
Susquehanna Bancshares, Inc.	8,188	68,615
First Commonwealth Financial Corp.	12,760	67,118
Meadowbrook Insurance Group, Inc.	5,675	60,609
First BanCorp.*	17,060	59,539
SWS Group, Inc.	8,172	56,142
Wintrust Financial Corp.	1,879	52,706
Cedar Realty Trust, Inc.	11,072	47,720
Parkway Properties, Inc.	4,609	45,445
Safety Insurance Group, Inc.	1,056	42,747
PrivateBancorp, Inc.	3,698	40,604
United Community Banks, Inc.*	5,626	39,326
Calamos Asset Management, Inc.	3,030	37,905
National Financial Partners Corp.*	2,370	32,042
Prospect Capital Corp.	3,361	31,224

Total Financials		1,579,995

HEALTH CARE - 11.5%
Gentiva Health Services, Inc.*	31,772	214,461
Amedisys, Inc.*	17,174	187,368
Healthways, Inc.*	26,807	183,896
Kindred Healthcare, Inc.*	15,390	181,140
Almost Family, Inc.*	8,182	135,658
Cross Country Healthcare, Inc.*	22,107	122,694
Molina Healthcare, Inc.*	4,762	106,335
PharMerica Corp.*	6,782	102,951
LHC Group, Inc.*	7,480	95,968
Invacare Corp.	3,668	56,084
Symmetry Medical, Inc.*	5,577	44,560
Natus Medical, Inc.*	4,000	37,720

Total Health Care		1,468,835

MATERIALS - 5.7%
OM Group, Inc.*	5,600	125,384
A. Schulman, Inc.	4,742	100,436
Wausau Paper Corp.	9,704	80,155
Olympic Steel, Inc.	3,340	77,889
Materion Corp.*	3,140	76,239
PolyOne Corp.	5,810	67,105
Neenah Paper, Inc.	2,740	61,157
AM Castle & Co.*	5,867	55,502
Century Aluminum Co.*	6,290	53,528
AK Steel Holding Corp.	4,110	33,949

Total Materials		731,344

CONSUMER STAPLES - 5.2%
Seneca Foods Corp. — Class A*	6,530	168,605
Nash Finch Co.	5,196	152,139
Spartan Stores, Inc.	6,116	113,146
Central Garden and Pet Co. — Class A*	12,267	102,061
Andersons, Inc.	2,250	98,235
Alliance One International, Inc.*	12,179	33,127

Total Consumer Staples		667,313

ENERGY - 1.8%
Exterran Holdings, Inc.*	10,380	94,458
Matrix Service Co.*	8,179	77,210
Overseas Shipholding Group, Inc.	5,230	57,164

Total Energy		228,832

UTILITIES - 0.3%
Laclede Group, Inc.	849	34,359

Total Common Stocks (Cost $11,618,304)		12,696,574

	FACE AMOUNT
REPURCHASE AGREEMENT††,[1] - 0.8%
Credit Suisse Group issued 12/30/11 at 0.00%due 01/03/12	$102,235	102,235

Total Repurchase Agreement (Cost $102,235)		102,235

Total Investments - 100.3% (Cost $11,720,539)		$12,798,809

Liabilities, Less Other Assets - (0.3)%		(42,232)

Total Net Assets - 100.0%		$12,756,577

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 191

S&P SMALLCAP 600 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $11,618,304)	$12,696,574
Repurchase agreements, at value (cost $102,235)	102,235

Total investments (cost $11,720,539)	12,798,809
Receivables:
Securities sold	270,766
Fund shares sold	13,055
Dividends	6,305

Total assets	13,088,935

LIABILITIES:
Payable for:
Fund shares redeemed	203,681
Securities purchased	95,914
Management fees	6,583
Transfer agent and administrative fees	2,194
Investor service fees	2,194
Portfolio accounting fees	878
Miscellaneous	20,914

Total liabilities	332,358

NET ASSETS	$12,756,577

NET ASSETS CONSIST OF:
Paid in capital	$17,571,571
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(5,893,263)
Net unrealized appreciation on investments	1,078,270

Net assets	$12,756,577
Capital shares outstanding	138,116
Net asset value per share	$92.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$98,654
Interest	29

Total investment income	98,683

EXPENSES:
Management fees	85,711
Transfer agent and administrative fees	28,570
Investor service fees	28,570
Portfolio accounting fees	11,428
Custodian fees	2,964
Trustees’ fees*	1,228
Miscellaneous	26,341

Total expenses	184,812

Net investment loss	(86,129)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,049,265

Net realized gain	1,049,265

Net change in unrealized appreciation (depreciation) on:
Investments	(1,631,473)

Net change in unrealized appreciation (depreciation)	(1,631,473)

Net realized and unrealized gain	(582,208)

Net decrease in net assets resulting from operations	$(668,337)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

192 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(86,129)	$(132,245)
Net realized gain (loss) on investments	1,049,265	(147,775)
Net change in unrealized appreciation (depreciation) on investments	(1,631,473)	723,537

Net increase (decrease) in net assets resulting from operations	(668,337)	443,517

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	54,571,846	126,900,019
Cost of shares redeemed	(58,374,680)	(123,677,761)

Net increase (decrease) from capital share transactions	(3,802,834)	3,222,258

Net increase (decrease) in net assets	(4,471,171)	3,665,775
NET ASSETS:
Beginning of year	17,227,748	13,561,973

End of year	$12,756,577	$17,227,748

Accumulated/(Undistributed) net investment income/(loss) at end of year	$(1)	$—

CAPITAL SHARE ACTIVITY:
Shares sold	566,974	1,392,712
Shares redeemed	(597,783)	(1,390,154)

Net increase (decrease) in shares	(30,809)	2,558

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 193

S&P SMALLCAP 600 PURE VALUE FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$101.98	$81.52	$50.83	$91.10	$143.00

Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.56)	(.26)	1.20	.95
Net gain (loss) on investments (realized and unrealized)	(8.89)	21.02	31.93	(40.87)	(29.85)

Total from investment operations	(9.62)	20.46	31.67	(39.67)	(28.90)

Less distributions from:
Net investment income	—	—	(.98)	(.60)	(.30)
Net realized gains	—	—	—	—	(22.70)

Total distributions	—	—	(.98)	(.60)	(23.00)

Net asset value, end of period	$92.36	$101.98	$81.52	$50.83	$91.10

Total Return[b]	(9.44%)	25.10%	62.33%	(43.50%)	(20.36%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,757	$17,228	$13,562	$10,310	$9,710

Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.61%)	(0.37%)	1.60%	0.66%
Total expenses	1.62%	1.55%	1.55%	1.52%	1.49%

Portfolio turnover rate	404%	526%	380%	391%	241%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 – December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

194 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 195

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the year ended December 31, 2011, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the STOXX 50 Index. Europe 1.25x Strategy Fund returned -15.14% while the STOXX 50 Index returned -8.17% over the same period.

The sectors contributing the most to the return of the index were Health Care and Consumer Staples. Detracting most from performance was Financials, which was 11% of the portfolio. Materials was the other large detractor from return.

The STOXX 50 tracks some of the largest companies in Europe, but its most heavily weighted sector, Financials, is still under stress. The Fund’s returns, expressed in dollar terms, were also impacted by the 3.2% decline of the euro against the dollar during the year.

The stocks contributing most to the performance of the index were Vodafone Group plc, GlaxoSmithKline plc and Royal Dutch Shell plc Class A. Those detracting from performance were HSBC Holdings plc, Rio Tinto plc and BNP Paribas SA.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings
(% of Total Net Assets)
Nestle S.A. ADR	4.2%
Novartis AG ADR	3.7%
Vodafone Group plc ADR	3.5%
BP plc ADR	3.4%
HSBC Holdings plc ADR	3.1%
Royal Dutch Shell plc ADR	3.0%
GlaxoSmithKline plc ADR	2.9%
Total S.A. ADR	2.8%
British American Tobacco plc ADR	2.5%
Sanofi ADR	2.2%

Top Ten Total	31.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

196  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

EUROPE 1.25x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	-15.14%	-12.12%	-1.50%
STOXX 50 Index (Total Return/Dollars)	-8.17%	-5.64%	2.44%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  197

SCHEDULE OF INVESTMENTS	December 31, 2011

EUROPE 1.25x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 62.0%
HEALTH CARE - 12.2%
Novartis AG ADR	2,626	$150,128
GlaxoSmithKline plc ADR	2,543	116,037
Sanofi ADR	2,404	87,842
AstraZeneca plc ADR	1,767	81,795
Roche Holding AG ADR	1,348	57,357

Total Health Care		493,159

FINANCIALS - 11.3%
HSBC Holdings plc ADR	3,323	126,606
Banco Santander S.A. ADR	8,839	66,469
UBS AG*	4,283	50,668
Banco Bilbao Vizcaya Argentaria
S.A. ADR	5,172	44,324
Deutsche Bank AG	1,078	40,813
Barclays plc ADR	2,912	32,003
ING Groep N.V. ADR*	4,273	30,637
Credit Suisse Group AG ADR	1,295	30,407
Allianz SE ADR	2,705	25,616
Societe Generale S.A. ADR	2,140	9,330

Total Financials		456,873

ENERGY - 10.8%
BP plc ADR	3,259	139,290
Royal Dutch Shell plc ADR	1,690	123,522
Total S.A. ADR	2,239	114,435
ENI SpA ADR	1,504	62,070

Total Energy		439,317

CONSUMER STAPLES - 10.7%
Nestle S.A. ADR	2,929	169,033
British American Tobacco plc ADR	1,070	101,522
Diageo plc ADR	700	61,194
Unilever N.V.	1,724	59,254
Anheuser-Busch InBev N.V. ADR	686	41,839

Total Consumer Staples		432,842

TELECOMMUNICATION SERVICES - 6.8%
Vodafone Group plc ADR	5,035	141,131
Telefonica S.A. ADR	3,941	67,746
Deutsche Telekom AG ADR	3,457	39,583
France Telecom S.A. ADR	1,871	29,300

Total Telecommunication Services		277,760

MATERIALS - 4.2%
Rio Tinto plc ADR	1,447	70,787
BHP Billiton Ltd. ADR	967	68,299
Anglo American plc ADR	1,652	29,984

Total Materials		169,070

INDUSTRIALS - 3.1%
Siemens AG ADR	824	78,783
ABB Ltd. ADR*	2,591	48,789

Total Industrials		127,572

INFORMATION TECHNOLOGY - 1.7%
SAP AG ADR	1,039	55,015
Nokia Oyj ADR	3,287	15,843

Total Information Technology		70,858

CONSUMER DISCRETIONARY - 1.2%
Daimler AG	1,147	50,308

Total Common Stocks (Cost $2,221,808)		2,517,759

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 - 30.8%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	$322,977	322,977
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	309,173	309,173
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	309,173	309,173
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	309,173	309,173

Total Repurchase Agreements (Cost $1,250,496)		1,250,496

Total Investments - 92.8% (Cost $3,472,304)		$3,768,255

Cash & Other Assets, Less Liabilities - 7.2%		294,422

Total Net Assets - 100.0%		$4,062,677

198 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

EUROPE 1.25x STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $1,823,099)	60	$64,234
March 2012 EURO STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $716,817)	24	16,953

(Total Aggregate Value of Contracts $2,539,916)		$81,187

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 EURO Currency Futures Contracts (Aggregate Value of Contracts $2,589,800)	16	$(82,084)

Country Diversification

The pie chart above reflects percentages of the market value of Common Stocks.

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 199

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value (cost $2,221,808)	$2,517,759
Repurchase agreements, at value (cost $1,250,496)	1,250,496

Total investments (cost $3,472,304)	3,768,255
Foreign currency, at value (cost $72,127)	71,746
Segregated cash with broker	252,448
Receivables:
Variation margin	26,023
Dividends	13,364
Foreign taxes reclaim	4,513

Total assets	4,136,349

LIABILITIES:
Due to broker	48,899
Payable for:
Fund shares redeemed	5,588
Management fees	3,537
Transfer agent and administrative fees	983
Investor service fees	983
Portfolio accounting fees	393
Miscellaneous	13,289

Total liabilities	73,672

NET ASSETS	$4,062,677

NET ASSETS CONSIST OF:
Paid in capital	$11,197,248
Undistributed net investment income	80,825
Accumulated net realized loss on investments	(7,510,014)
Net unrealized appreciation on investments	294,618

Net assets	$4,062,677
Capital shares outstanding	323,550
Net asset value per share	$12.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $893)	$236,647
Interest	1,373

Total investment income	238,020

EXPENSES:
Management fees	73,755
Transfer agent and administrative fees	20,488
Investor service fees	20,488
Portfolio accounting fees	8,195
Custodian fees	1,991
Trustees’ fees*	841
Miscellaneous	19,865

Total expenses	145,623

Net investment income	92,397

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(272,270)
Futures contracts	(443,319)
Foreign currency	(11,572)

Net realized loss	(727,161)

Net change in unrealized appreciation (depreciation) on:
Investments	(737,612)
Futures contracts	(8,758)
Foreign currency	(436)

Net change in unrealized appreciation (depreciation)	(746,806)

Net realized and unrealized loss	(1,473,967)

Net decrease in net assets resulting from operations	$(1,381,570)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

200 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$92,397	$93,292
Net realized loss on investments	(727,161)	(830,942)
Net change in unrealized appreciation (depreciation) on investments	(746,806)	(2,430,297)

Net decrease in net assets resulting from operations	(1,381,570)	(3,167,947)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(169,256)

Total distributions to shareholders	—	(169,256)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	54,002,824	87,347,017
Distributions reinvested	—	169,256
Cost of shares redeemed	(57,621,107)	(97,474,706)

Net decrease from capital share transactions	(3,618,283)	(9,958,433)

Net decrease in net assets	(4,999,853)	(13,295,636)
NET ASSETS:
Beginning of year	9,062,530	22,358,166

End of year	$4,062,677	$9,062,530

Undistributed net investment income at end of year	$80,825	$—

CAPITAL SHARE ACTIVITY:
Shares sold	3,582,718	5,949,770
Shares issued from reinvestment of distributions	—	11,157
Shares redeemed	(3,871,502)	(6,684,951)

Net decrease in shares	(288,784)	(724,024)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 201

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$14.80	$16.73	$12.65	$29.95	$29.60

Income (loss) from investment operations:
Net investment income[a]	.17	.12	.13	.55	.70
Net gain (loss) on investments (realized and unrealized)	(2.41)	(1.85)	4.31	(17.04)	3.26

Total from investment operations	(2.24)	(1.73)	4.44	(16.49)	3.96

Less distributions from:
Net investment income	—	(.20)	(.36)	(.19)	(.71)
Net realized gains	—	—	—	(.62)	(2.90)

Total distributions	—	(.20)	(.36)	(.81)	(3.61)

Net asset value, end of period	$12.56	$14.80	$16.73	$12.65	$29.95

Total Return[b]	(15.14%)	(10.35%)	35.01%	(54.86%)	13.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,063	$9,063	$22,358	$12,535	$82,833

Ratios to average net assets:
Net investment income	1.13%	0.82%	0.90%	2.33%	2.18%
Total expenses	1.78%	1.71%	1.71%	1.67%	1.63%

Portfolio turnover rate	446%	461%	321%	111%	220%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

202 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 203

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average (the “underlying index”)

For the year ended December 31, 2011, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund returned -28.94%, while the Nikkei-225 Stock Average Index returned -12.24% over the same time period.

The only sector contributing to performance of the index was Consumer Staples. The sectors detracting most from performance were Information Technology, Industrials and Consumer Discretionary.

Stocks contributing most to return of the index were Fast Retailing Co. LTD, Konami Corp. and Eisai Co Ltd. Those detracting most from performance were Advantest Corp., TDK Corp. and SoftBank Corp.

The Japanese yen appreciated more than 5% against the dollar during the year, which helped the Fund’s performance as it does not hedge out its foreign currency exposure.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The Nikkei-225 Stock Average is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

204  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

JAPAN 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	-28.94%	-9.56%	-0.26%
Nikkei-225 Stock Average Index	-12.24%	-5.36%	3.18%
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  205

SCHEDULE OF INVESTMENTS	December 31, 2011

JAPAN 2x STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 74.5%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	$418,968	$418,968
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	401,062	401,062
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	401,062	401,062
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	401,061	401,061

Total Repurchase Agreements (Cost $1,622,153)		1,622,153

Total Investments - 74.5% (Cost $1,622,153)		$1,622,153

Cash & Other Assets, Less Liabilities - 25.5%		554,808

Total Net Assets - 100.0%		$2,176,961

	CONTRACTS	UNREALIZED GAIN (LOSS)
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 Japanese Yen Currency Futures Contracts (Aggregate Value of Contracts $4,390,875)	27	$28,005

FUTURES CONTRACTS PURCHASED†
March 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $4,349,175)	103	$(75,953)

†	Value determined based on Level 1 inputs — See Note 4
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

206 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Repurchase agreements, at value (cost $1,622,153)	$1,622,153
Segregated cash with broker	541,500
Receivables:
Variation margin	30,149
Fund shares sold	178

Total assets	2,193,980

LIABILITIES:
Payable for:
Fund shares redeemed	5,110
Management fees	1,658
Transfer agent and administrative fees	553
Investor service fees	553
Portfolio accounting fees	221
Miscellaneous	8,924

Total liabilities	17,019

NET ASSETS	$2,176,961

NET ASSETS CONSIST OF:
Paid in capital	$10,791,506
Undistributed net investment income	—
Accumulated net realized loss on investments	(8,566,597)
Net unrealized depreciation on investments	(47,948)

Net assets	$2,176,961
Capital shares outstanding	142,506
Net asset value per share	$15.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$2,300

Total investment income	2,300

EXPENSES:
Management fees	38,851
Transfer agent and administrative fees	12,950
Investor service fees	12,950
Portfolio accounting fees	5,180
Custodian fees	1,239
Trustees’ fees*	557
Miscellaneous	11,810

Total expenses	83,537

Net investment loss	(81,237)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(1,531,646)

Net realized loss	(1,531,646)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(344,963)

Net change in unrealized appreciation (depreciation)	(344,963)

Net realized and unrealized loss	(1,876,609)

Net decrease in net assets resulting from operations	$(1,957,846)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 207

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(81,237)	$(97,116)
Net realized gain (loss) on investments	(1,531,646)	580,853
Net change in unrealized appreciation (depreciation) on investments	(344,963)	127,894

Net increase (decrease) in net assets resulting from operations	(1,957,846)	611,631

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	58,342,360	74,254,486
Cost of shares redeemed	(62,825,233)	(74,658,275)

Net decrease from capital share transactions	(4,482,873)	(403,789)

Net Increase (decrease) in net assets	(6,440,719)	207,842
NET ASSETS:
Beginning of year	8,617,680	8,409,838

End of year	$2,176,961	$8,617,680

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	3,122,204	4,076,487
Shares redeemed	(3,380,711)	(4,128,317)

Net decrease in shares	(258,507)	(51,830)

208 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$21.49	$18.57	$15.08	$22.73	$27.13

Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.26)	(.23)	.05	.88
Net gain (loss) on investments (realized and unrealized)	(5.91)	3.18	3.79	(7.86)	(3.83)

Total from investment operations	(6.21)	2.92	3.56	(7.81)	(2.95)

Less distributions from:
Net investment income	—	—	(.07)	(.13)	(1.45)

Total distributions	—	—	(.07)	(.13)	(1.45)

Payments by affiliates	—	—	—	.29 [b]	—

Net asset value, end of period	$15.28	$21.49	$18.57	$15.08	$22.73

Total Return[c]	(28.94%)	15.72%	23.68%	(32.97%)[b]	(11.23%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,177	$8,618	$8,410	$13,104	$15,568

Ratios to average net assets:
Net investment income (loss)	(1.57%)	(1.44%)	(1.49%)	0.25%	3.32%
Total expenses	1.61%	1.55%	1.60%	1.65%	1.64%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Excluding the reimbursement, the Fund’s total return would have been (34.25%).
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 209

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund returned -4.26%, compared with a 1.45% gain for its benchmark, the U.S. Dollar Index.

The U.S. Dollar Index fell to its 2011 low point in late April, when it appeared the global economy was strengthening. It traded in a narrow range until August, when S&P lowered the U.S. triple-A debt rating and Europe was overcome by sovereign debt woes. As the year progressed, the negative effects of the European debt crisis and possible collapse of the euro currency bloc drove investors to the dollar in waves of safe-haven buying.

At year end, the index was about flat, as the dollar finished within about 3% against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc. The yen was the key exception, which rose about 5% against the dollar. The rise was not expected, given the country’s difficult year in the wake of the earthquake and tsunami. Analysts attributed the rise to strong buying from Japanese corporations who were repatriating overseas profits, despite central bank intervention designed to weaken the currency and help the country’s economic recovery.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6% .

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

210  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

STRENGTHENING DOLLAR 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (09/30/05)
Strengthening Dollar 2x Strategy Fund	-4.26%	-6.26%	-6.27%
U.S. Dollar Index	1.45%	-0.84%	-1.75%
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  211

SCHEDULE OF INVESTMENTS	December 31, 2011

STRENGTHENING DOLLAR 2x STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 12.9%
Fannie Mae[1] 0.01% due 02/13/12	$1,000,000	$999,982

Total Federal Agency Discount Notes (Cost $999,982)		999,982

REPURCHASE AGREEMENTS††,[2] - 83.0%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[3]	$1,806,888	1,806,888
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,574,398	1,574,398
HSBC Group issued 12/30/11 at 0.00%	1,507,110	1,507,110
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,507,111	1,507,111

Total Repurchase Agreements (Cost $6,395,507)		6,395,507

Total Investments - 95.9% (Cost $7,395,489)		$7,395,489

Cash & Other Assets, Less Liabilities - 4.1%		312,266

Total Net Assets - 100.0%		$7,707,755

	CONTRACTS	UNREALIZED GAIN
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 U.S. Dollar Index Futures Contract (Aggregate Value of Contracts $11,046,995)	137	$150,666

	UNITS
CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International February 2011 U.S. Dollar Index Swap, Terminating 02/28/12[4] (Notional Value $4,297,036)	53,460	$6,524

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2011.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

212 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $999,982)	$999,982
Repurchase agreements, at value (cost $6,395,507)	6,395,507

Total investments (cost $7,395,489)	7,395,489
Segregated cash with broker	246,600
Receivable for swap settlement	34,676
Unrealized appreciation on swap agreements	6,524
Receivables:
Fund shares sold	80,182

Total assets	7,763,471

LIABILITIES:
Payable for:
Variation margin	37,812
Management fees	5,025
Transfer agent and administrative fees	1,396
Investor service fees	1,396
Portfolio accounting fees	558
Fund shares redeemed	210
Miscellaneous	9,319

Total liabilities	55,716

NET ASSETS	$7,707,755

NET ASSETS CONSIST OF:
Paid in capital	$11,520,243
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,969,678)
Net unrealized appreciation on investments	157,190

Net assets	$7,707,755
Capital shares outstanding	612,721
Net asset value per share	$12.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$2,324

Total investment income	2,324

EXPENSES:
Management fees	44,325
Transfer agent and administrative fees	12,312
Investor service fees	12,312
Portfolio accounting fees	4,925
Custodian fees	1,208
Trustees’ fees*	486
Miscellaneous	11,360

Total expenses	86,928

Net investment loss	(84,604)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(120,576)
Futures contracts	(546,043)

Net realized loss	(666,619)

Net change in unrealized appreciation (depreciation) on:
Swap agreements	16,298
Futures contracts	288,304

Net change in unrealized appreciation (depreciation)	304,602

Net realized and unrealized loss	(362,017)

Net decrease in net assets resulting from operations	$(446,621)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 213

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(84,604)	$(159,685)
Net realized loss on investments	(666,619)	(301,915)
Net change in unrealized appreciation (depreciation) on investments	304,602	(368,918)

Net decrease in net assets resulting from operations	(446,621)	(830,518)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	71,501,960	125,762,833
Cost of shares redeemed	(70,218,128)	(125,587,200)

Net increase from capital share transactions	1,283,832	175,633

Net increase (decrease) in net assets	837,211	(654,885)
NET ASSETS:
Beginning of year	6,870,544	7,525,429

End of year	$7,707,755	$6,870,544

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:[1]
Shares sold	5,952,013	8,638,068
Shares redeemed	(5,861,718)	(8,662,329)

Net increase (decrease) in shares	90,295	(24,261)

[1]

The share activity for the year ended December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011 — See note 10.

214 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[c]	Year Ended December 31, 2010[c]	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$13.16	$13.76	$42.50	$40.26	$45.18

Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.22)	(.54)	(.16)	1.40
Net gain (loss) on investments (realized and unrealized)	(.38)	(.38)	(7.64)	2.40	(6.32)

Total from investment operations	(.58)	(.60)	(8.18)	2.24	(4.92)

Less distributions from:
Net realized gains	—	—	(20.56)	—	—

Total distributions	—	—	(20.56)	—	—

Net asset value, end of period	$12.58	$13.16	$13.76	$42.50	$40.26

Total Return[b]	(4.26%)	(4.51%)	(15.84%)	5.56%	(10.89%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,708	$6,871	$7,525	$7,024	$4,006

Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.55%)	(1.57%)	(0.41%)	3.26%
Total expenses	1.77%	1.69%	1.72%	1.69%	1.61%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse stock split effective December 2, 2011.

THE RYDEX FUNDS ANNUAL REPORT   |  215

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2011, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund returned -3.68%, compared with a 1.45% gain for its benchmark, the U.S. Dollar Index.

The U.S. Dollar Index fell to its 2011 low point in late April, when it appeared the global economy was strengthening. It traded in a narrow range until August, when S&P lowered the U.S. triple-A debt rating and Europe was overcome by sovereign debt woes. As the year progressed, the negative effects of the European debt crisis and possible collapse of the euro currency bloc drove investors to the dollar in waves of safe-haven buying.

At year end, the index was about flat, as the dollar finished within about 3% against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc. The yen was the key exception, which rose about 5% against the dollar. The rise was not expected, given the country’s difficult year in the wake of the earthquake and tsunami. Analysts attributed the rise to strong buying from Japanese corporations who were repatriating overseas profits, despite central bank intervention designed to weaken the currency and help the country’s economic recovery.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6% .

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

216  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

WEAKENING DOLLAR 2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (09/30/05)
Weakening Dollar 2x Strategy Fund	-3.68%	0.09%	2.16%
U.S. Dollar Index	1.45%	-0.84%	-1.75%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  217

SCHEDULE OF INVESTMENTS	December 31, 2011

WEAKENING DOLLAR 2x STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 28.8%
Federal Home Loan Bank[1] 0.01% due 01/25/12	$200,000	$199,999
Freddie Mac[2] 0.01% due 04/05/12	200,000	199,989
Federal Farm Credit Bank[1] 0.08% due 08/24/12	200,000	199,922

Total Federal Agency Discount Notes (Cost $599,888)		599,910

REPURCHASE AGREEMENTS††,3 - 73.3%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12[4]	643,464	643,464
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	303,571	303,571
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	290,597	290,597
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	290,596	290,596

Total Repurchase Agreements (Cost $1,528,228)		1,528,228

Total Investments – 102.1% (Cost $2,128,116)		$2,128,138

Liabilities, Less Cash & Other Assets – (2.1)%		(44,488)

Total Net Assets – 100.0%		$2,083,650

	CONTRACTS	UNREALIZED LOSS
CURRENCY FUTURES SOLD SHORT†
March 2012 U.S. Dollar Index Futures Contract (Aggregate Value of Contracts $1,370,795)	17	$(20,515)

	UNITS
CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International February 2011 U.S. Dollar Index Swap, Terminating 02/28/12[5] (Notional Value $2,791,828)	34,734	$(49,341)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2011.
[5]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

218 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $599,888)	$599,910
Repurchase agreements, at value (cost $1,528,228)	1,528,228

Total investments (cost $2,128,116)	2,128,138
Segregated cash with broker	30,600
Receivables:
Variation margin	4,692
Fund shares sold	3,978

Total assets	2,167,408

LIABILITIES:
Unrealized depreciation on swap agreements	49,341
Payable for:
Swap settlement	24,257
Management fees	1,730
Transfer agent and administrative fees	480
Investor service fees	480
Fund shares redeemed	465
Portfolio accounting fees	192
Miscellaneous	6,813

Total liabilities	83,758

NET ASSETS	$2,083,650

NET ASSETS CONSIST OF:
Paid in capital	$2,912,590
Undistributed net investment income	—
Accumulated net realized loss on investments	(759,106)
Net unrealized depreciation on investments	(69,834)

Net assets	$2,083,650
Capital shares outstanding	85,669
Net asset value per share	$24.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$1,863

Total investment income	1,863

EXPENSES:
Management fees	34,727
Transfer agent and administrative fees	9,647
Investor service fees	9,647
Portfolio accounting fees	3,859
Custodian fees	955
Trustees’ fees*	391
Miscellaneous	8,999

Total expenses	68,225

Net investment loss	(66,362)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(89,557)
Futures contracts	59,710

Net realized loss	(29,847)

Net change in unrealized appreciation (depreciation) on:
Investments	22
Swap agreements	(62,731)
Futures contracts	(85,736)

Net change in unrealized appreciation (depreciation)	(148,445)

Net realized and unrealized loss	(178,292)

Net decrease in net assets resulting from operations	$(244,654)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 219

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(66,362)	$(55,663)
Net realized loss on investments	(29,847)	(779,665)
Net change in unrealized appreciation (depreciation) on investments	(148,445)	304,699

Net decrease in net assets resulting from operations	(244,654)	(530,629)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	25,622,519	23,120,221
Cost of shares redeemed	(26,595,917)	(24,195,851)

Net decrease from capital share transactions	(973,398)	(1,075,630)

Net decrease in net assets	(1,218,052)	(1,606,259)
NET ASSETS:
Beginning of year	3,301,702	4,907,961

End of year	$2,083,650	$3,301,702

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	938,352	939,074
Shares redeemed	(983,413)	(991,828)

Net decrease in shares	(45,061)	(52,754)

220 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$25.26	$26.75	$25.10	$28.60	$27.51

Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.38)	(.40)	.07	.89
Net gain (loss) on investments (realized and unrealized)	(.47)	(1.11)	2.06	(3.57)	4.15

Total from investment operations	(.94)	(1.49)	1.66	(3.50)	5.04

Less distributions from:
Net investment income	—	—	(.01)	—	(3.95)

Total distributions	—	—	(.01)	—	(3.95)

Net asset value, end of period	$24.32	$25.26	$26.75	$25.10	$28.60

Total Return[b]	(3.68%)	(5.61%)	6.61%	(12.24%)	18.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,084	$3,302	$4,908	$10,965	$13,579

Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.55%)	(1.58%)	0.23%	3.02%
Total expenses	1.77%	1.70%	1.71%	1.68%	1.64%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 221

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Real Estate Fund gained 2.26%, compared to a gain of 2.11% for the S&P 500 Index. Within the sector, Real Estate Investment Trusts (REITs), which compose 93% of the portfolio, contributed almost all of the return. Real Estate Management & Development segment detracted from performance.

REITs performed well, driven by their dividend payout. They also benefited from a revival in economic growth that aided occupancy and rents, as well as low interest rates, which enabled them to raise a record amount of capital in public markets and improve balance sheets. REIT sectors delivering double-digit gains in 2011 included the self-storage segment, apartment segment, health care segment and retail segment. Lodging, industrial, office and mortgage REITs were all down for the year.

The strongest performing stocks included Simon Property Group, Inc., Public Storage and HCP, Inc. Corporate Office Properties Trust, Forest City Enterprises, Inc. Class A and CBRE Group, Inc. detracted from performance for the year.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	3.5%
Public Storage	2.8%
HCP, Inc.	2.4%
Equity Residential	2.4%
Ventas, Inc.	2.3%
Boston Properties, Inc.	2.2%
Vornado Realty Trust	2.2%
Annaly Capital Management, Inc.	2.2%
General Growth Properties, Inc.	2.2%
ProLogis, Inc.	2.1%

Top Ten Total	24.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

222  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

REAL ESTATE FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Real Estate Fund	2.26%	-5.46%	5.85%
MSCI U.S. REIT Index	8.69%	-1.51%	10.16%
S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  223

SCHEDULE OF INVESTMENTS	December 31, 2011

REAL ESTATE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
REAL ESTATE INVESTMENT TRUSTS (REITs) - 94.2%
Specialized REITs - 24.3%
Public Storage	3,137	$421,801
HCP, Inc.	8,602	356,381
Ventas, Inc.	6,235	343,736
Health Care REIT, Inc.	5,120	279,194
Host Hotels & Resorts, Inc.	18,664	275,667
Plum Creek Timber Company, Inc.	5,650	206,564
Rayonier, Inc.	4,508	201,192
Senior Housing Properties Trust	7,267	163,071
Hospitality Properties Trust	6,274	144,177
Extra Space Storage, Inc.	5,278	127,886
Omega Healthcare Investors, Inc.	6,324	122,369
LaSalle Hotel Properties	5,008	121,244
Entertainment Properties Trust	2,729	119,285
DiamondRock Hospitality Co.	11,063	106,647
Healthcare Realty Trust, Inc.	5,610	104,290
CubeSmart	9,091	96,728
Potlatch Corp.	3,030	94,263
Sovran Self Storage, Inc.	2,181	93,063
National Health Investors, Inc.	2,110	92,798
Medical Properties Trust, Inc.	9,097	89,787
Sunstone Hotel Investors, Inc.*	10,471	85,339

Total Specialized REITs		3,645,482

Retail REITs - 19.3%
Simon Property Group, Inc.	4,105	529,299
General Growth Properties, Inc.	21,478	322,600
Kimco Realty Corp.	13,520	219,565
Macerich Co.	4,325	218,845
Federal Realty Investment Trust	2,218	201,283
Realty Income Corp.	5,211	182,177
Taubman Centers, Inc.	2,576	159,970
Regency Centers Corp.	4,212	158,455
DDR Corp.	12,857	156,470
Weingarten Realty Investors	6,461	140,979
National Retail Properties, Inc.	5,328	140,553
Tanger Factory Outlet Centers	4,616	135,341
CBL & Associates Properties, Inc.	8,260	129,682
Equity One, Inc.	6,991	118,707
Glimcher Realty Trust	9,230	84,916

Total Retail REITs		2,898,842

Residential REITs - 16.3%
Equity Residential	6,189	352,959
AvalonBay Communities, Inc.	2,326	303,776
UDR, Inc.	8,094	203,159
Essex Property Trust, Inc.	1,343	188,705
Camden Property Trust	2,967	184,666
BRE Properties, Inc.	3,343	168,755
American Campus Communities, Inc.	3,568	149,713
Home Properties, Inc.	2,505	144,213
Apartment Investment & Management Co. — Class A	6,289	144,081
Equity Lifestyle Properties, Inc.	2,132	142,183
Mid-America Apartment Communities, Inc.	2,154	134,733
Post Properties, Inc.	3,017	131,903
Colonial Properties Trust	5,632	117,483
Education Realty Trust, Inc.	8,320	85,114

Total Residential REITs		2,451,443

Office REITs - 15.8%
Boston Properties, Inc.	3,322	330,871
Digital Realty Trust, Inc.	3,358	223,878
SL Green Realty Corp.	3,076	204,985
Alexandria Real Estate Equities, Inc.	2,585	178,287
Duke Realty Corp.	12,456	150,095
Piedmont Office Realty Trust, Inc. — Class A	8,590	146,374
BioMed Realty Trust, Inc.	7,769	140,463
Mack-Cali Realty Corp.	4,872	130,034
Douglas Emmett, Inc.	7,049	128,574
Kilroy Realty Corp.	3,350	127,534
Highwoods Properties, Inc.	4,185	124,169
DuPont Fabros Technology, Inc.	4,254	103,032
Corporate Office Properties Trust	4,771	101,431
Brandywine Realty Trust	10,400	98,800
CommonWealth REIT	5,894	98,076
Lexington Realty Trust	12,021	90,037

Total Office REITs		2,376,640

Mortgage REITs - 9.3%
Annaly Capital Management, Inc.	20,242	323,062
American Capital Agency Corp.	7,325	205,686
MFA Financial, Inc.	19,060	128,083
Hatteras Financial Corp.	4,431	116,845
Starwood Property Trust, Inc.	5,864	108,543
Invesco Mortgage Capital, Inc.	7,439	104,518
Two Harbors Investment Corp.	10,200	94,248
CYS Investments, Inc.	6,565	86,264
Capstead Mortgage Corp.	6,820	84,841
Anworth Mortgage Asset Corp.	11,807	74,148
Redwood Trust, Inc.	7,005	71,311

Total Mortgage REITs		1,397,549

Diversified REITs - 4.0%
Vornado Realty Trust	4,232	325,272
Liberty Property Trust	5,318	164,220
Washington Real Estate Investment Trust	4,136	113,120

Total Diversified REITs		602,612

224 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

REAL ESTATE FUND

	SHARES	VALUE
Industrial REITs - 3.3%
ProLogis, Inc.	10,890	$311,345
EastGroup Properties, Inc.	2,136	92,873
First Industrial Realty Trust, Inc.*	8,293	84,837

Total Industrial REITs		489,055

Forest Products - 1.9%
Weyerhaeuser Co.	15,039	280,778

Total Real Estate Investment Trusts (REITs)		14,142,401

REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%
Real Estate Services - 2.2%
CBRE Group, Inc. — Class A*	12,248	186,415
Jones Lang LaSalle, Inc.	2,259	138,386

Total Real Estate Services		324,801

Real Estate Operating Companies - 1.6%
Brookfield Office Properties, Inc.	15,140	236,790

Real Estate Management & Development - 0.8%
Forest City Enterprises, Inc. — Class A*	10,342	122,242

Diversified Real Estate Activities - 0.7%
St. Joe Co.*	6,652	97,518

Total Real Estate Management & Development		781,351

Total Common Stocks (Cost $8,455,838)		14,923,752

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$105,846	105,846

Total Repurchase Agreement (Cost $105,846)		105,846

Total Investments – 100.2% (Cost $8,561,684)		$15,029,598

Liabilities, Less Other Assets – (0.2)%		(28,812)

Total Net Assets – 100.0%		$15,000,786

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 225

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $8,455,838)	$14,923,752
Repurchase agreements, at value (cost $105,846)	105,846

Total investments (cost $8,561,684)	15,029,598
Receivables:
Securities sold	278,347
Dividends	95,167

Total assets	15,403,112

LIABILITIES:
Payable for:
Fund shares redeemed	349,131
Management fees	10,359
Transfer agent and administrative fees	3,047
Investor service fees	3,047
Portfolio accounting fees	1,218
Miscellaneous	35,524

Total liabilities	402,326

NET ASSETS	$15,000,786

NET ASSETS CONSIST OF:
Paid in capital	$23,808,525
Undistributed net investment income	276,240
Accumulated net realized loss on investments	(15,551,893)
Net unrealized appreciation on investments	6,467,914

Net assets	$15,000,786
Capital shares outstanding	579,227
Net asset value per share	$25.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,539)	$643,467
Interest	32

Total investment income	643,499

EXPENSES:
Management fees	183,133
Transfer agent and administrative fees	53,862
Investor service fees	53,862
Portfolio accounting fees	21,545
Custodian fees	5,370
Trustees’ fees*	2,239
Miscellaneous	47,247

Total expenses	367,258

Net investment income	276,241

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,388,000

Net realized gain	2,388,000

Net change in unrealized appreciation (depreciation) on:
Investments	(4,274,207)

Net change in unrealized appreciation (depreciation)	(4,274,207)

Net realized and unrealized loss	(1,886,207)

Net decrease in net assets resulting from operations	$(1,609,966)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

226 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$276,241	$497,373
Net realized gain on investments	2,388,000	2,163,334
Net change in unrealized appreciation (depreciation) on investments	(4,274,207)	1,676,248

Net increase (decrease) in net assets resulting from operations	(1,609,966)	4,336,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(469,840)	(575,246)

Total distributions to shareholders	(469,840)	(575,246)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	97,117,326	159,529,139
Distributions reinvested	469,840	575,246
Cost of shares redeemed	(105,768,554)	(172,476,141)

Net decrease from capital share transactions	(8,181,388)	(12,371,756)

Net decrease in net assets	(10,261,194)	(8,610,047)
NET ASSETS:
Beginning of year	25,261,980	33,872,027

End of year	$15,000,786	$25,261,980

Undistributed net investment income at end of year	$276,240	$497,372

CAPITAL SHARE ACTIVITY:
Shares sold	3,558,431	6,687,209
Shares issued from reinvestment of distributions	18,839	22,818
Shares redeemed	(3,962,377)	(7,325,879)

Net decrease in shares	(385,107)	(615,852)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 227

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$26.20	$21.44	$17.51	$34.35	$50.25

Income (loss) from investment operations:
Net investment income[a]	.35	.35	.50	.79	.63
Net gain (loss) on investments (realized and unrealized)	.20	4.97	3.90	(15.47)	(10.02)

Total from investment operations	.55	5.32	4.40	(14.68)	(9.39)

Less distributions from:
Net investment income	(.85)	(.56)	(.47)	(.20)	(1.09)
Net realized gains	—	—	—	(1.96)	(5.42)

Total distributions	(.85)	(.56)	(.47)	(2.16)	(6.51)

Net asset value, end of period	$25.90	$26.20	$21.44	$17.51	$34.35

Total Return[b]	2.26%	24.86%	25.27%	(41.64%)	(19.12%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,001	$25,262	$33,872	$15,437	$31,757

Ratios to average net assets:
Net investment income	1.28%	1.49%	2.83%	2.61%	1.28%
Total expenses	1.70%	1.65%	1.65%	1.62%	1.60%

Portfolio turnover rate	351%	394%	450%	288%	226%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

228 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT   |  229

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

The strong performance of Treasuries in 2011 helped the Government Long Bond 1.2x Strategy Fund close up 41.52% for the year, as investors ignored an unprecedented downgrade of the U.S. credit rating in August. The yield on the 30-year bond stayed above 4% for the first half of 2011. But a worsening European sovereign debt situation and the Fed’s confirmation that it would shift asset purchases to longer-term securities to spur U.S. economic growth helped drive the yield below 4%. The yield slipped below 3% as safe-haven buying continued through the end of the year.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

230  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	41.52%	11.16%	8.51%
Price Movement of Long Treasury Bond**	6.26%	1.88%	0.59%
Barclays Capital Long Treasury Bond Index	29.93%	11.00%	8.95%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital Long Treasury Bond Index and Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  231

SCHEDULE OF INVESTMENTS	December 31, 2011

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	FACE AMOUNT	VALUE
U.S. GOVERNMENT SECURITIES† - 40.5%
U.S. Treasury Bond 3.12% due 11/15/41	$15,991,000	$16,710,595

Total U.S. Government Securities (Cost $16,147,296)		16,710,595

FEDERAL AGENCY DISCOUNT NOTES†† - 24.2%
Farmer Mac[1]
0.02% due 03/27/12	2,000,000	1,999,906
0.02% due 04/03/12	1,000,000	999,949

Total Farmer Mac		2,999,855

Federal Home Loan Bank[1] 0.01% due 01/25/12	2,000,000	1,999,987

Freddie Mac[2]
0.01% due 01/25/12	1,000,000	999,988
0.01% due 04/05/12	1,000,000	999,948

Total Freddie Mac		1,999,936

Federal Farm Credit Bank[1] 0.08% due 08/24/12	2,000,000	1,999,220

Fannie Mae[2] 0.01% due 03/13/12	1,000,000	999,961

Total Federal Agency Discount Notes (Cost $9,998,738)		9,998,959

REPURCHASE AGREEMENTS††,[3] - 30.6%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	3,261,797	3,261,797
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	3,122,391	3,122,391
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	3,122,391	3,122,391
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	3,122,391	3,122,391

Total Repurchase Agreements (Cost $12,628,970)		12,628,970

Total Investments – 95.3% (Cost $38,775,004)		39,338,524

Cash & Other Assets, Less Liabilities – 4.7%		1,919,645

Total Net Assets – 100.0%		$41,258,169

	CONTRACTS	UNREALIZED GAIN
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2012 Ultra Long-Term U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $38,765,375)	242	$329,660

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

232 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $26,146,034)	$26,709,554
Repurchase agreements, at value (cost $12,628,970)	12,628,970

Total investments (cost $38,775,004)	39,338,524
Segregated cash with broker	1,391,500
Receivables:
Fund shares sold	492,367
Variation margin	136,125
Securities sold	104,500
Interest	64,928

Total assets	41,527,944

LIABILITIES:
Payable for:
Fund shares redeemed	178,174
Management fees	16,011
Investor service fees	8,005
Transfer agent and administrative fees	6,404
Portfolio accounting fees	3,202
Miscellaneous	57,979

Total liabilities	269,775

NET ASSETS	$41,258,169

NET ASSETS CONSIST OF:
Paid in capital	$31,062,069
Undistributed net investment income	—
Accumulated net realized gain on investments	9,302,920
Net unrealized appreciation on investments	893,180

Net assets	$41,258,169
Capital shares outstanding	2,092,325
Net asset value per share	$19.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$1,139,546

Total investment income	1,139,546

EXPENSES:
Management fees	183,917
Transfer agent and administrative fees	73,568
Investor service fees	91,959
Portfolio accounting fees	36,783
Professional fees	50,505
Printing expenses	29,730
Custodian fees	10,723
Trustees’ fees*	3,249
Miscellaneous	(6,905)

Total expenses	473,529

Net investment income	666,017

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,161,361
Futures contracts	4,557,141

Net realized gain	16,718,502

Net change in unrealized appreciation (depreciation) on:
Investments	476,730
Futures contracts	108,642

Net change in unrealized appreciation (depreciation)	585,372

Net realized and unrealized gain	17,303,874

Net increase in net assets resulting from operations	$17,969,891

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 233

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$666,017	$1,060,729
Net realized gain (loss) on investments	16,718,502	(74,418)
Net change in unrealized appreciation (depreciation) on investments	585,372	620,529

Net increase in net assets resulting from operations	17,969,891	1,606,840

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(666,150)	(1,069,767)

Total distributions to shareholders	(666,150)	(1,069,767)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	516,116,894	646,517,465
Distributions reinvested	666,150	1,069,678
Cost of shares redeemed	(509,661,255)	(655,383,267)

Net increase (decrease) from capital share transactions	7,121,789	(7,796,124)

Net increase (decrease) in net assets	24,425,530	(7,259,051)
NET ASSETS:
Beginning of year	16,832,639	24,091,690

End of year	$41,258,169	$16,832,639

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:[1]
Shares sold	33,790,980	44,922,690
Shares issued from reinvestment of distributions	42,389	76,372
Shares redeemed	(32,926,021)	(45,641,653)

Net increase (decrease) in shares	907,348	(642,591)

[1]

The share activity for the year ended December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011 — See Note 10.

234 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[c]	Year Ended December 31, 2010[c]	Year Ended December 31, 2009[c]	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$14.20	$13.18	$34.48	$24.48	$23.12

Income (loss) from investment operations:
Net investment income[a]	.29	.34	.56	.70	.82
Net gain (loss) on investments (realized and unrealized)	5.52	1.00	(10.66)	10.00	1.36

Total from investment operations	5.81	1.34	(10.10)	10.70	2.18

Less distributions from:
Net investment income	(.29)	(.32)	(.56)	(.70)	(.82)
Net realized gains	—	—	(10.64)	—	—

Total distributions	(.29)	(.32)	(11.20)	(.70)	(.82)

Net asset value, end of period	$19.72	$14.20	$13.18	$34.48	$24.48

Total Return[b]	41.52%	10.14%	(31.54%)	44.87%	9.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,258	$16,833	$24,092	$63,594	$52,250

Ratios to average net assets:
Net investment income	1.81%	2.39%	2.29%	2.75%	3.60%
Total expenses	1.29%	1.25%	1.26%	1.22%	1.20%

Portfolio turnover rate	2,585%	2,452%	1,694%	1,372%	1,367%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]

Per share amounts for the years ended December 31, 2007 — December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse stock split effective December 2, 2011.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 235

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

The strong performance of Treasuries in 2011 resulted in negative movement for Inverse Government Long Bond Strategy Fund in the higher price/lower yield environment, causing the Fund to return -30.44% for the year. The yield on the 30-year bond stayed above 4% for the first half of 2011. But a worsening European sovereign debt situation and the Fed’s confirmation that it would shift asset purchases to longer-term securities to spur U.S. economic growth helped drive the yield below 4%. The yield slipped below 3% as safe-haven buying continued through the end of the year.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

236  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/01/03)
Inverse Government Long Bond Strategy Fund	-30.44%	-13.56%	-9.07%
Barclays Capital Long Treasury Bond Index	29.93%	11.00%	8.14%
Daily Price Movement of Long Treasury Bond**	6.26%	1.88%	-0.50%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital Long Treasury Bond Index and Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  237

SCHEDULE OF INVESTMENTS	December 31, 2011

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 44.0%
Federal Home Loan Bank[1] 0.01% due 01/04/12	$1,000,000	$1,000,000
Farmer Mac[1] 0.01% due 01/04/12	1,000,000	999,999
Fannie Mae[2] 0.01% due 02/13/12	1,000,000	999,982

Total Federal Agency Discount Notes (Cost $2,999,981)		2,999,981

REPURCHASE AGREEMENTS†† - 163.8%
Individual Repurchase Agreements[4]
Barclays Capital issued 12/30/11 at (0.05%) due 01/03/12 (secured by a U.S. Treasury Bond, at a rate of 3.125% and maturing 11/15/41 as collateral, with a value of $5,874,694) to be repurchased at $5,759,472	5,759,503	5,759,503
Joint Repurchase Agreements[3]
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	1,399,264	1,399,264
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	1,339,461	1,339,461
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	1,339,461	1,339,461
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	1,339,461	1,339,461

Total Repurchase Agreements (Cost $11,177,150)		11,177,150

Total Long Investments - 207.8% (Cost $14,177,131)		14,177,131

U.S. GOVERNMENT SECURITIES SOLD SHORT† - (63.0)%
U.S. Treasury Bond 3.12% due 11/15/41	$4,115,000	$(4,300,175)

Total U.S. Government Securities Sold Short (Proceeds $4,350,378)		(4,300,175)

Liabilities, Less Cash & Other Assets – (44.8)%		(3,054,721)

Total Net Assets – 100.0%		$6,822,235

	CONTRACTS	UNREALIZED LOSS
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2012 Ultra Long-Term U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $3,043,563)	19	$(20,465)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or portion of this security is pledged as short collateral at December 31, 2011.

238 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $2,999,981)	$2,999,981
Repurchase agreements, at value (cost $11,177,150)	11,177,150

Total investments (cost $14,177,131)	14,177,131
Segregated cash with broker	109,250
Receivables:
Fund shares sold	2,558

Total assets	14,288,939

LIABILITIES:
Securities sold short, at value (proceeds $4,350,378)	4,300,175
Payable for:
Securities purchased	1,567,500
Fund shares redeemed	1,526,775
Interest	22,657
Variation margin	10,688
Management fees	8,110
Transfer agent and administrative fees	2,253
Investor service fees	2,253
Portfolio accounting fees	901
Miscellaneous	25,392

Total liabilities	7,466,704

NET ASSETS	$6,822,235

NET ASSETS CONSIST OF:
Paid in capital	$23,863,004
Undistributed net investment income	—
Accumulated net realized loss on investments	(17,070,507)
Net unrealized appreciation on investments	29,738

Net assets	$6,822,235
Capital shares outstanding	692,338
Net asset value per share	$9.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$9,783

Total investment income	9,783

EXPENSES:
Management fees	138,822
Transfer agent and administrative fees	38,562
Investor service fees	38,562
Portfolio accounting fees	15,425
Interest expense	483,465
Custodian fees	3,726
Trustees’ fees*	1,547
Miscellaneous	34,909

Total expenses	755,018

Net investment loss	(745,235)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(1,530,371)
Securities sold short	(2,236,270)

Net realized loss	(3,766,641)

Net change in unrealized appreciation (depreciation) on:
Investments	(138)
Securities sold short	(230,095)
Futures contracts	20,584

Net change in unrealized appreciation (depreciation)	(209,649)

Net realized and unrealized loss	(3,976,290)

Net decrease in net assets resulting from operations	$(4,721,525)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 239

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(745,235)	$(953,506)
Net realized loss on investments	(3,766,641)	(814,122)
Net change in unrealized appreciation (depreciation) on investments	(209,649)	(867,897)

Net decrease in net assets resulting from operations	(4,721,525)	(2,635,525)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	298,887,611	461,891,203
Cost of shares redeemed	(304,524,470)	(470,014,885)

Net decrease from capital share transactions	(5,636,859)	(8,123,682)

Net decrease in net assets	(10,358,384)	(10,759,207)
NET ASSETS:
Beginning of year	17,180,619	27,939,826

End of year	$6,822,235	$17,180,619

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	22,747,274	32,095,890
Shares redeemed	(23,268,301)	(32,603,212)

Net decrease in shares	(521,027)	(507,322)

240 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$14.16	$16.24	$13.60	$19.58	$21.55

Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.73)	(.33)	(.21)	.70
Net gain (loss) on investments (realized and unrealized)	(3.68)	(1.35)	2.97	(5.68)	(1.67)

Total from investment operations	(4.31)	(2.08)	2.64	(5.89)	(.97)

Less distributions from:
Net investment income	—	—	—	(.09)	(1.00)

Total distributions	—	—	—	(.09)	(1.00)

Net asset value, end of period	$9.85	$14.16	$16.24	$13.60	$19.58

Total Return[b]	(30.44%)	(12.81%)	19.41%	(30.21%)	(4.51%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,822	$17,181	$27,940	$10,625	$17,611

Ratios to average net assets:
Net investment income (loss)	(4.83%)	(5.12%)	(2.09%)	(1.12%)	3.17%
Total expenses	4.89%	5.31%	2.23%	4.12%	3.83%
Operating expenses[c]	1.76%	1.70%	1.71%	1.65%	1.63%

Portfolio turnover rate	2,031%	3,555%	—	2,851%	1,123%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Operating expenses exclude interest from securities sold short.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 241

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2011, U.S. Government Money Market Fund returned 0.00%.

Money market yields continued to languish in the near-zero short-term interest-rate environment maintained by the Fed. An estimated $1.2 trillion has moved out of the universe of money market funds since February 2009, due to a combination of the record-low Treasury yields, new Securities and Exchange Commission (SEC) regulations and investor concern about the money market funds’ exposure to European banks.

All money market funds struggled to attain higher yields, while adhering to the new money market regulations established by the SEC in February 2010. The money market reforms enacted by the SEC are considered to be working well to provide money market funds additional safety and liquidity.

Since plans by Congress and the Administration to reduce the U.S. Government debt fell short of needed action in August 2011, Standard & Poor’s lowered the credit rating of the United States’ long-term debt to AA+ from AAA. Short-term debt, affirmed at A-1+, remains a top-tier approved credit for this Fund. Although long-term Government agencies were downgraded as well, the short-term agency debt, held in the Fund, remains at A-1+.

Uncertainty surrounding sovereign credit risk led us to halt investment in counterparties with major exposure to Greece, Italy, Portugal and Spain.

As the Federal Reserve continues its programs to keep interest rates low, the Fund continues to waive shareholder fees.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN - Federal Agency Discount Notes

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

242  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	1.01%	1.15%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT   |  243

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. GOVERNMENT MONEY MARKET FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 50.8%
Federal Home Loan Bank[1]
0.07% due 01/18/12	$20,000,000	$19,999,339
0.09% due 02/29/12	10,000,000	9,998,525

Total Federal Home Loan Bank		29,997,864

Freddie Mac[2]
0.08% due 04/02/12	10,000,000	9,997,955
0.05% due 06/11/12	10,000,000	9,997,750
0.06% due 05/29/12	10,000,000	9,997,310

Total Freddie Mac		29,993,015

Federal Farm Credit Bank[1]
0.14% due 03/27/12	10,000,000	9,996,656
0.13% due 09/24/12	10,000,000	9,990,358

Total Federal Farm Credit Bank		19,987,014

Fannie Mae[2] 0.10% due 02/08/12	10,000,000	9,998,944

Farmer Mac[1] 0.10% due 04/02/12	10,000,000	9,997,445

Total Federal Agency Discount Notes (Cost $99,974,282)		99,974,282

REPURCHASE AGREEMENTS††,[3] - 50.1%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	25,436,295	25,436,295
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	24,349,178	24,349,178
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	24,349,178	24,349,178
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	24,349,177	24,349,177

Total Repurchase Agreements (Cost $98,483,828)		98,483,828

Total Investments - 100.9% (Cost $198,458,110)		$198,458,110

Liabilities - (0.9)%		(1,818,365)

Total Net Assets - 100.0%		$196,639,745

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

244 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $99,974,282)	$99,974,282
Repurchase agreements, at value (cost $98,483,828)	98,483,828

Total investments (cost $198,458,110)	198,458,110

Total assets	198,458,110

LIABILITIES:
Payable for:
Fund shares redeemed	1,478,045
Miscellaneous	340,320

Total liabilities	1,818,365

NET ASSETS	$196,639,745

NET ASSETS CONSIST OF:
Paid in capital	$196,635,981
Undistributed net investment income	3,286
Accumulated net realized gain on investments	478
Net unrealized appreciation on investments	—

Net assets	$196,639,745
Capital shares outstanding	196,655,582
Net asset value per share	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$201,101

Total investment income	201,101

EXPENSES:
Management fees	1,111,465
Transfer agent and administrative fees	444,591
Investor service fees	555,733
Portfolio accounting fees	219,267
Professional fees	196,863
Printing expenses	158,094
Custodian fees	55,421
Trustees’ fees*	22,413
Miscellaneous	105,284

Total expenses	2,869,131
Less:
Expenses waived by service company	(662,970)
Expenses waived by distributor	(555,743)
Expenses waived/reimbursed by advisor	(1,452,584)

Total waived expenses	(2,671,297)

Net expenses	197,834

Net investment income	3,267

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	478

Net realized gain	478

Net increase in net assets resulting from operations	$3,745

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 245

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,267	$13,401
Net realized gain on investments	478	—

Net increase in net assets resulting from operations	3,745	13,401

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,356)	(13,400)
Net realized gains	—	(7,879)

Total distributions to shareholders	(7,356)	(21,279)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	897,529,678	920,292,877
Distributions reinvested	7,297	21,279
Cost of shares redeemed	(908,675,849)	(943,975,363)

Net decrease from capital share transactions	(11,138,874)	(23,661,207)

Net decrease in net assets	(11,142,485)	(23,669,085)
NET ASSETS:
Beginning of year	207,782,230	231,451,315

End of year	$196,639,745	$207,782,230

Undistributed net investment income at end of year	$3,286	$7,375

CAPITAL SHARE ACTIVITY:
Shares sold	897,529,678	920,292,876
Shares issued from reinvestment of distributions	7,297	21,280
Shares redeemed	(908,675,849)	(943,975,363)

Net decrease in shares	(11,138,874)	(23,661,207)

246 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income[a]	—	[b]	—	[b]	—	[b]	.01	.04
Net gain on investments (realized and unrealized)	—	[b]	—		—	[b]	— [b]	—

Total from investment operations	—	[b]	—	[b]	—	[b]	.01	.04

Less distributions from:
Net investment income	—	[b]	—	[b]	—	[b]	(.01)	(.04)

Total distributions	—	[b]	—	[b]	—	[b]	(.01)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return[c]	0.00%		0.01%		0.06%		1.14%	3.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,640		$207,782		$231,451		$360,946	$277,346

Ratios to average net assets:
Net investment income	—	[e]	0.01%		0.02%		1.09%	3.80%
Total expenses	1.29%		1.25%		1.28%		1.22%	1.19%
Net expenses[d]	0.09%		0.18%		0.54%		1.22%	1.19%

Portfolio turnover rate	—		—		—		—	—

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Less than 0.01%.

THE RYDEX FUNDS ANNUAL REPORT   |  247

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the Target Beta and Money Market funds (the “Funds”), while the other funds are contained in separate reports.

Rydex Investments (“RI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. RI, RFS and RDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts purchased and sold by the Funds are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, non-U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury benchmarks, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The value of equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by RI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, using information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) using other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Net investment income is computed and dividends are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Income

248  |  THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

dividends in these Funds are accrued daily. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Financial Instruments

As part of their investment strategies, the Funds utilize short sales and a variety of derivative instruments, including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in

THE RYDEX FUNDS ANNUAL REPORT | 249

NOTES TO FINANCIAL STATEMENTS (continued)

futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3.	Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay RI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500 Strategy Fund	0.90%
Nasdaq-100® Fund	0.75%
Inverse Nasdaq-100® Strategy Fund	0.90%
S&P 500 2x Strategy Fund	0.90%
Nasdaq-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
S&P 500 Pure Growth Fund	0.75%
S&P 500 Pure Value Fund	0.75%
S&P MidCap 400 Pure Growth Fund	0.75%
S&P MidCap 400 Pure Value Fund	0.75%
S&P SmallCap 600 Pure Growth Fund	0.75%
S&P SmallCap 600 Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%

Fund	Management Fees (as a % of Net Assets)
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Real Estate Fund	0.85%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to RDL at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

RI and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. RI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain officers and trustees of the Trust are also officers of RI, RFS and RDL.

250 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

Fund	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Nova Fund	$15,357,354	$140,418	$6,251,893	$3,568	$17	$21,753,250
Inverse S&P 500 Strategy Fund	—	—	14,504,305	39,369	—	14,543,674
NASDAQ-100® Fund	40,614,899	—	3,806,771	—	429	44,422,099
Inverse NASDAQ-100® Strategy Fund	—	6,477	7,143,164	18,092	—	7,167,733
S&P 500 2x Strategy Fund	6,722,604	12,024	10,804,262	—	9	17,538,899
NASDAQ-100® 2x Strategy Fund	15,469,792	22,768	6,046,485	—	210	21,539,255
Mid-Cap 1.5x Strategy Fund	9,862,769	80,659	5,948,594	—	—	15,892,022
Inverse Mid-Cap Strategy Fund	—	1,377	1,054,444	7,980	—	1,063,801
Russell 2000® 2x Strategy Fund	2,151,750	53,026	3,646,477	—	—	5,851,253
Russell 2000® 1.5x Strategy Fund	6,122,242	4,136	6,916,753	—	—	13,043,131
Inverse Russell 2000® Strategy Fund	—	3,671	3,918,446	20,139	—	3,942,256
Dow 2x Strategy Fund	9,810,825	46,052	6,302,512	—	—	16,159,389
Inverse Dow 2x Strategy Fund	—	—	6,855,458	74,407	—	6,929,865
S&P 500 Pure Growth Fund	37,879,584	—	330,382	—	—	38,209,966
S&P 500 Pure Value Fund	31,401,604	—	102,623	—	1,621	31,505,848
S&P MidCap 400 Pure Growth Fund	27,235,961	—	215,840	—	—	27,451,801
S&P MidCap 400 Pure Value Fund	22,785,974	—	194,256	—	—	22,980,230
S&P SmallCap 600 Pure Growth Fund	22,951,547	—	155,653	—	—	23,107,200
S&P SmallCap 600 Pure Value Fund	12,696,574	—	102,235	—	—	12,798,809
Europe 1.25x Strategy Fund	2,517,759	81,187	1,250,496	—	—	3,849,442
Japan 2x Strategy Fund	—	28,005	1,622,153	—	—	1,650,158
Strengthening Dollar 2x Strategy Fund	—	150,666	7,395,489	6,524	—	7,552,679
Weakening Dollar 2x Strategy Fund	—	—	2,128,138	—	—	2,128,138
Real Estate Fund	14,923,752	—	105,846	—	—	15,029,598
Government Long Bond 1.2x Strategy Fund	16,710,595	329,660	22,627,929	—	—	39,668,184
Inverse Government Long Bond Strategy Fund	—	—	14,177,131	—	—	14,177,131
U.S. Government Money Market Fund	—	—	198,458,110	—	—	198,458,110

THE RYDEX FUNDS ANNUAL REPORT | 251

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Liabilities
Nova Fund	$—	$—	$—	$26,795	$—	$26,795
Inverse S&P 500 Strategy Fund	—	12,588	—	2,995	—	15,583
NASDAQ-100® Fund	—	11	—	16,175	—	16,186
S&P 500 2x Strategy Fund	—	—	—	130,330	—	130,330
NASDAQ-100® 2x Strategy Fund	—	—	—	145,217	—	145,217
Mid-Cap 1.5x Strategy Fund	—	—	—	21,274	—	21,274
Russell 2000® 2x Strategy Fund	—	—	—	57,254	—	57,254
Russell 2000® 1.5x Strategy Fund	—	—	—	72,922	—	72,922
Dow 2x Strategy Fund	—	—	—	85,088	—	85,088
Inverse Dow 2x Strategy Fund	—	2,154	—	—	—	2,154
Europe 1.25x Strategy Fund	—	82,084	—	—	—	82,084
Japan 2x Strategy Fund	—	75,953	—	—	—	75,953
Weakening Dollar 2x Strategy Fund	—	20,515	—	49,341	—	69,856
Inverse Government Long Bond Strategy Fund	4,300,175	20,465	—	—	—	4,320,640

*	Other financial instruments includes futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. There were no securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2011:

Securities
Nova Fund
Assets:
Beginning Balance	$—
Total change in unrealized gains or losses included in earnings	(160)
Issuances	177

Ending Balance	$17

Securities
NASDAQ-100® Fund
Assets:
Beginning Balance	$—
Total change in unrealized gains or losses included in earnings	(4,239)
Issuances	4,668

Ending Balance	$429

Securities
S&P 500 2x Strategy Fund
Assets:
Beginning Balance	$—
Total change in unrealized gains or losses included in earnings	(88)
Issuances	97

Ending Balance	$9

Securities
NASDAQ-100® 2x Strategy Fund
Assets:
Beginning Balance	$—
Total change in unrealized gains or losses included in earnings	(2,239)
Issuances	2,449

Ending Balance	$210

252 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Securities
Russell 2000® 2x Strategy Fund
Assets:
Beginning Balance	$5
Total realized gains or losses included in earnings	(43)
Total change in unrealized gains or losses included in earnings	84
Sales	(46)

Ending Balance	$—

Securities
Russell 2000® 1.5x Strategy Fund
Assets:
Beginning Balance	$10
Total realized gains or losses included in earnings	(22)
Total change in unrealized gains or losses included in earnings	104
Sales	(92)

Ending Balance	$—

Securities
S&P 500 Pure Value Fund
Assets:
Beginning Balance	$—
Total change in unrealized gains or losses included in earnings	(21,819)
Issuances	23,440

Ending Balance	$1,621

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc. 0.00% Due 01/03/12	$54,060,482	$54,060,482	U.S. Treasury Notes 0.25%—1.50% 10/31/13—07/31/16	$53,866,200	$55,141,700
Credit Suisse Group 0.00% Due 01/03/12	85,180,088	85,180,088	U.S. Treasury Note 1.75% 05/31/16	82,911,100	86,883,924
HSBC Group 0.00% Due 01/03/12	51,750,000	51,750,000	U.S. Treasury STRIPS 0.00% 02/15/13—05/15/14	52,817,100	52,679,331
			U.S. Treasury Note 2.63% 06/30/14	100,000	105,740
Deutsche Bank 0.00% Due 01/03/12	51,750,000	51,750,000	U.S. Treasury Note 2.63% 11/15/20	48,930,100	52,785,053

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 253

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments. The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund Name	Index Exposure	Liquidity	Index Exposure	Liquidity
Nova Fund	x	x	x	x
Inverse S&P 500 Strategy Fund	x	x	x	x
NASDAQ-100® Fund	x	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	x	x
S&P 500 2x Strategy Fund	x	x	x	x
NASDAQ-100® 2x Strategy Fund	x	x	x	x
Mid-Cap 1.5x Strategy Fund	x	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	x	x
Russell 2000® 2x Strategy Fund	x	x	x	x
Russell 2000® 1.5x Strategy Fund	x	x	x	x
Inverse Russell 2000® Strategy Fund	x	x	x	x
Dow 2x Strategy Fund	x	x	x	x
Inverse Dow 2x Strategy Fund	x	x	x	x
Europe 1.25x Strategy Fund	x	x
Japan 2x Strategy Fund	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x	x
Government Long Bond 1.2x Strategy Fund	x	x
Inverse Government Long Bond Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Fund	Approximate percentage of Fund’s net assets on a daily basis
Nova Fund	80%
Inverse S&P 500 Strategy Fund	100%
NASDAQ-100® Fund	10%
Inverse NASDAQ-100® Strategy Fund	100%
S&P 500 2x Strategy Fund	170%
NASDAQ-100® 2x Strategy Fund	130%
Mid-Cap 1.5x Strategy Fund	70%
Inverse Mid-Cap Strategy Fund	100%
Russell 2000® 2x Strategy Fund	165%
Russell 2000® 1.5x Strategy Fund	95%
Inverse Russell 2000® Strategy Fund	100%
Dow 2x Strategy Fund	150%
Inverse Dow 2x Strategy Fund	200%
Europe 1.25x Strategy Fund	65%*
Japan 2x Strategy Fund	200%*
Strengthening Dollar 2x Strategy Fund	200%
Weakening Dollar 2x Strategy Fund	200%
Government Long Bond 1.2x Strategy Fund	95%
Inverse Government Long Bond Strategy Fund	45%

*	These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmarks. The combined derivative instrument exposure is 125% and 400% for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, respectively.

254 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity, currency and interest rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2011:

	Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Total Value at December 31, 2011
Nova Fund	$140,418	$3,568	$—	$—	$—	$143,986
Inverse S&P 500 Strategy Fund	—	39,369	—	—	—	39,369
NASDAQ-100® Fund	—	—	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	6,477	18,092	—	—	—	24,569
S&P 500 2x Strategy Fund	12,024	—	—	—	—	12,024
NASDAQ-100 2x Strategy Fund	22,768	—	—	—	—	22,768
Mid-Cap 1.5x Strategy Fund	80,659	—	—	—	—	80,659
Inverse Mid-Cap Strategy Fund	1,377	7,980	—	—	—	9,357
Russell 2000® 2x Strategy Fund	53,026	—	—	—	—	53,026
Russell 2000® 1.5x Strategy Fund	4,136	—	—	—	—	4,136
Inverse Russell 2000® Strategy Fund	3,671	20,139	—	—	—	23,810
Dow 2x Strategy Fund	46,052	—	—	—	—	46,052
Inverse Dow 2x Strategy Fund	—	74,407	—	—	—	74,407
Europe 1.25x Strategy Fund	81,187	—	—	—	—	81,187
Japan 2x Strategy Fund	—	—	28,005	—	—	28,005
Strengthening Dollar 2x Strategy Fund	—	—	150,666	6,524	—	157,190
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	329,660	329,660
Inverse Government Long Bond Strategy Fund	—	—	—	—	—	—

	Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Total Value at December 31, 2011
Nova Fund	$—	$26,795	$—	$—	$—	$26,795
Inverse S&P 500 Strategy Fund	12,588	2,995	—	—	—	15,583
NASDAQ-100® Fund	11	16,175	—	—	—	16,186
Inverse NASDAQ-100® Strategy Fund	—	—	—	—	—	—
S&P 500 2x Strategy Fund	—	130,330	—	—	—	130,330
NASDAQ-100® 2x Strategy Fund	—	145,217	—	—	—	145,217
Mid-Cap 1.5x Strategy Fund	—	21,274	—	—	—	21,274
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	—
Russell 2000® 2x Strategy Fund	—	57,254	—	—	—	57,254
Russell 2000® 1.5x Strategy Fund	—	72,922	—	—	—	72,922
Inverse Russell 2000® Strategy Fund	—	—	—	—	—	—
Dow 2x Strategy Fund	—	85,088	—	—	—	85,088
Inverse Dow 2x Strategy Fund	2,154	—	—	—	—	2,154
Europe 1.25x Strategy Fund	—	—	82,084	—	—	82,084
Japan 2x Strategy Fund	75,953	—	—	—	—	75,953
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	20,515	49,341	—	69,856
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	—	—	—	—	20,465	20,465

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 255

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/currency contracts	Net realized gain (loss) on futures contracts and swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts and swap agreements

Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Total
Nova Fund	$(884,300)	$380,653	$—	$—	$—	$(503,647)
Inverse S&P 500 Strategy Fund	(531,825)	(3,208,304)	—	—	—	(3,740,129)
NASDAQ-100® Fund	(981,982)	(258,099)	—	—	—	(1,240,081)
Inverse NASDAQ-100® Strategy Fund	(717,404)	(564,650)	—	—	—	(1,282,054)
S&P 500 2x Strategy Fund	(159,005)	(1,444,729)	—	—	—	(1,603,734)
NASDAQ-100® 2x Strategy Fund	(720,564)	(1,582,554)	—	—	—	(2,303,118)
Mid-Cap 1.5x Strategy Fund	243,794	(718,909)	—	—	—	(475,115)
Inverse Mid-Cap Strategy Fund	(3,413)	(364,548)	—	—	—	(367,961)
Russell 2000® 2x Strategy Fund	(147,647)	(877,802)	—	—	—	(1,025,449)
Russell 2000® 1.5x Strategy Fund	(516,184)	(1,742,191)	—	—	—	(2,258,375)
Inverse Russell 2000® Strategy Fund	3,393	(82,194)	—	—	—	(78,801)
Dow 2x Strategy Fund	(81,532)	518,416	—	—	—	436,884
Inverse Dow 2x Strategy Fund	(681,714)	(3,244,871)	—	—	—	(3,926,585)
Europe 1.25x Strategy Fund	(699,939)	—	256,620		—	(443,319)
Japan 2x Strategy Fund	(2,339,747)	—	808,101	—	—	(1,531,646)
Strengthening Dollar 2x Strategy Fund	—	—	(546,043)	(120,576)	—	(666,619)
Weakening Dollar 2x Strategy Fund	—	—	59,710	(89,557)	—	(29,847)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	4,557,141	4,557,141
Inverse Government Long Bond Strategy Fund	—	—	—	—	(1,530,371)	(1,530,371)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Total
Nova Fund	$19,426	$(27,593)	$—	$—	$—	$(8,167)
Inverse S&P 500 Strategy Fund	(11,268)	41,838	—	—	—	30,570
NASDAQ-100® Fund	(19,611)	51,996	—	—	—	32,385
Inverse NASDAQ-100® Strategy Fund	5,409	(17,977)	—	—	—	(12,568)
S&P 500 2x Strategy Fund	(56,376)	(135,059)	—	—	—	(191,435)
NASDAQ-100® 2x Strategy Fund	(44,577)	76,560	—	—	—	31,983
Mid-Cap 1.5x Strategy Fund	(16,542)	23,582	—	—	—	7,040
Inverse Mid-Cap Strategy Fund	845	(1,933)	—	—	—	(1,088)
Russell 2000® 2x Strategy Fund	34,600	20,946	—	—	—	55,546
Russell 2000® 1.5x Strategy Fund	(16,011)	107,550	—	—	—	91,539
Inverse Russell 2000® Strategy Fund	(3,077)	(463)	—	—	—	(3,540)
Dow 2x Strategy Fund	17,087	(105,275)	—	—	—	(88,188)
Inverse Dow 2x Strategy Fund	(1,981)	134,166	—	—	—	132,185
Europe 1.25x Strategy Fund	147,049	—	(155,807)	—	—	(8,758)
Japan 2x Strategy Fund	(32,750)	—	(312,213)	—	—	(344,963)
Strengthening Dollar 2x Strategy Fund	—	—	288,304	16,298	—	304,602
Weakening Dollar 2x Strategy Fund	—	—	(85,736)	(62,731)	—	(148,467)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	108,642	108,642
Inverse Government Long Bond Strategy Fund	—	—	—	—	20,584	20,584

256 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$357,779
Inverse S&P 500 Strategy Fund	24,399,810
NASDAQ-100® Fund	10,118,266
Dow 2x Strategy Fund	2,153,621
S&P 500 Pure Growth Fund	1,499,394
S&P 500 Pure Value Fund	931,522
S&P SmallCap 600 Pure Value Fund	171,233
Real Estate Fund	358,939
Weakening Dollar 2x Strategy Fund	1,707,744
Government Long Bond 1.2x Strategy Fund	6,803,899

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$12,745	$—	$12,745
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	896,442	2,665,434	3,561,876
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	290,396	197,452	487,848
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	8,103	—	8,103
S&P MidCap 400 Pure Growth Fund	—	1,787,658	1,787,658
S&P MidCap 400 Pure Value Fund	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 257

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Japan 2x Strategy Fund	$—	$—	$—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	469,840	—	469,840
Government Long Bond 1.2x Strategy Fund	666,150	—	666,150
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	7,356	—	7,356

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$74,019	$—	$74,019
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	74,124	—	74,124
Inverse Dow 2x Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	184,518	—	184,518
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	141,797	—	141,797
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	169,256	—	169,256
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	575,246	—	575,246
Government Long Bond 1.2x Strategy Fund	1,069,767	—	1,069,767
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	21,279	—	21,279

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
Nova Fund	$—	$—	$1,870,477	$(24,787,650)[1]
Inverse S&P 500 Strategy Fund	—	—	36,356	(13,595,652)[1]
NASDAQ-100® Fund	—	—	14,182,984	(11,116,761)[1]
Inverse NASDAQ-100® Strategy Fund	—	—	18,073	(23,681,884)[1]
S&P 500 2x Strategy Fund	—	—	869,729	(23,671,385)[1]
NASDAQ-100® 2x Strategy Fund	—	—	3,819,428	(5,426,685)[1]
Mid-Cap 1.5x Strategy Fund	—	—	675,715	(7,209,370)[1]
Inverse Mid-Cap Strategy Fund	—	—	7,979	(2,979,467)[1]
Russell 2000® 2x Strategy Fund	—	—	4,268	(1,878,679)[1]
Russell 2000® 1.5x Strategy Fund	—	—	(191,838)	(9,556,753)[1]
Inverse Russell 2000® Strategy Fund	—	—	20,172	(15,315,986)[1]
Dow 2x Strategy Fund	—	—	310,531	(24,252,397)[1]
Inverse Dow 2x Strategy Fund	—	—	74,407	(26,481,619)[1]
S&P 500 Pure Growth Fund	—	245,727	1,650,278	(752,038)[1]
S&P 500 Pure Value Fund	113,232	—	(3,775,121)	(3,259,830)[1]

258 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
S&P MidCap 400 Pure Growth Fund	$—	$4,252,045	$3,187,746	$—
S&P MidCap 400 Pure Value Fund	—	—	(759,007)	(2,826,778)[1]
S&P SmallCap 600 Pure Growth Fund	—	—	1,018,323	(5,701,366)[1]
S&P SmallCap 600 Pure Value Fund	—	—	(646,396)	(4,168,598)[1]
Europe 1.25x Strategy Fund	80,825	—	(460,660)	(6,754,736)[1]
Japan 2x Strategy Fund	—	—	—	(8,614,545)[1]
Strengthening Dollar 2x Strategy Fund	—	—	—	(3,812,488)[1]
Weakening Dollar 2x Strategy Fund	—	—	22	(828,962)[1]
Real Estate Fund	276,241	—	838,398	(9,922,378)[1]
Government Long Bond 1.2x Strategy Fund	7,081,768	2,799,469	314,863	—
Inverse Government Long Bond Strategy Fund	—	—	(391,432)	(16,649,337)[1]
U.S. Government Money Market Fund	3,764	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2012	2013	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Nova Fund	$—	$—	$—	$—	$(24,787,650)	$ — $	—	$—	$—	$(24,787,650)
Inverse S&P 500 Strategy Fund	—	(180,774)	(4,358,737)	(1,326,171)	—	(2,652,342)	(1,326,171)	(3,425,541)	(325,856)	(13,595,652)
NASDAQ-100® Fund	(305,933)	—	—	—	—	(10,810,828)	—	—	—	(11,116,761)
Inverse NASDAQ-100® Strategy Fund	—	(2,149,850)	(1,494,971)	(5,330,554)	—	(9,292,387)	(4,137,477)	(849,448)	(427,197)	(23,681,884)
S&P 500 2x Strategy Fund	—	—	—	—	(21,924,622)	(90,449)	—	(1,656,314)	—	(23,671,385)
NASDAQ-100® 2x Strategy Fund	—	—	—	—	(4,670,652)	—	—	(756,033)	—	(5,426,685)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	(5,813,586)	(972,016)	—	(423,768)	—	(7,209,370)
Inverse Mid-Cap Strategy Fund	—	—	(472,652)	(118,163)	—	(236,326)	(1,520,415)	(603,538)	(28,373)	(2,979,467)
Russell 2000® 2x Strategy Fund	—	—	—	—	(810,636)	(135,107)	—	(921,452)	(11,484)	(1,878,679)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	(7,777,778)	—	—	(1,778,975)	—	(9,556,753)
Inverse Russell 2000® Strategy Fund	(295,607)	(955,067)	(3,912,378)	(371,570)	—	(5,019,104)	(4,109,170)	(540,561)	(112,529)	(15,315,986)
Dow 2x Strategy Fund	—	—	—	—	(16,292,174)	(7,960,223)	—	—	—	(24,252,397)
Inverse Dow 2x Strategy Fund	—	—	—	—	—	(13,703,764)	(7,083,951)	(4,938,464)	(755,440)	(26,481,619)
S&P 500 Pure Growth Fund	—	—	—	—	—	(752,038)	—	—	—	(752,038)
S&P 500 Pure Value Fund	—	—	—	—	(287,087)	(2,972,743)	—	—	—	(3,259,830)
S&P MidCap 400 Pure Value Fund	—	—	—	—	—	(2,752,831)	—	(73,947)	—	(2,826,778)
S&P SmallCap 600 Pure Growth Fund	—	—	—	—	—	(5,301,076)	—	(400,290)	—	(5,701,366)
S&P SmallCap 600 Pure Value Fund	—	—	—	(56,233)	(1,438,380)	(2,673,985)	—	—	—	(4,168,598)
Europe 1.25x Strategy Fund	—	—	—	—	(3,560,618)	—	(1,734,902)	(1,025,705)	(433,511)	(6,754,736)
Japan 2x Strategy Fund	—	—	—	(1,212,352)	(5,525,584)	—	—	(750,643)	(1,125,966)	(8,614,545)
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	(2,779,638)	(670,834)	(144,806)	(217,210)	(3,812,488)
Weakening Dollar 2x Strategy Fund	—	—	—	—	(196,851)	—	(196,737)	(174,149)	(261,225)	(828,962)
Real Estate Fund	—	—	—	—	(3,125,480)	(6,796,898)	—	—	—	(9,922,378)
Inverse Government Long Bond Strategy Fund	(2,139,643)	(2,319,251)	(986,005)	(1,974,960)	(4,794,104)	—	(1,130,953)	(2,398,548)	(905,873)	(16,649,337)

THE RYDEX FUNDS ANNUAL REPORT | 259

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Nova Fund	$(195,812)	$32,642	$163,170
Inverse S&P 500 Strategy Fund	(24,774,584)	374,774	24,399,810
NASDAQ-100® Fund	(3,900,703)	492,844	3,407,859
Inverse NASDAQ-100® Strategy Fund	(146,189)	146,189	—
S&P 500 2x Strategy Fund	(130,590)	129,808	782
NASDAQ-100® 2x Strategy Fund	(351,330)	351,330	—
Mid-Cap 1.5x Strategy Fund	(140,493)	132,623	7,870
Inverse Mid-Cap Strategy Fund	(115,459)	30,735	84,724
Russell 2000® 2x Strategy Fund	(74,489)	74,470	19
Russell 2000® 1.5x Strategy Fund	14,828	194,787	(209,615)
Inverse Russell 2000® Strategy Fund	(118,485)	118,485	—
Dow 2x Strategy Fund	(21,497)	21,497	—
Inverse Dow 2x Strategy Fund	(199,004)	199,004	—
S&P 500 Pure Growth Fund	(332,648)	382,369	(49,721)
S&P 500 Pure Value Fund	(31)	—	31
S&P MidCap 400 Pure Growth Fund	(471,348)	564,881	(93,533)
S&P MidCap 400 Pure Value Fund	(2,337)	2,336	1
S&P SmallCap 600 Pure Growth Fund	(272,195)	268,886	3,309
S&P SmallCap 600 Pure Value Fund	(91,010)	86,128	4,882
Europe 1.25x Strategy Fund	1	(11,572)	11,571
Japan 2x Strategy Fund	(81,237)	81,237	—
Strengthening Dollar 2x Strategy Fund	(84,604)	84,604	—
Weakening Dollar 2x Strategy Fund	(1,774,106)	66,362	1,707,744
Real Estate Fund	(181,700)	(27,533)	209,233
Government Long Bond 1.2x Strategy Fund	—	133	(133)
Inverse Government Long Bond Strategy Fund	(745,235)	745,235	—
U.S. Government Money Market Fund	—	—	—

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$19,715,557	$1,992,668	$(98,964)	$1,893,704
Inverse S&P 500 Strategy Fund	14,504,323	—	(18)	(18)
NASDAQ-100® Fund	30,222,939	14,902,665	(703,506)	14,199,159
Inverse NASDAQ-100® Strategy Fund	7,143,183	—	(19)	(19)
S&P 500 2x Strategy Fund	16,526,815	1,070,984	(70,924)	1,000,060
NASDAQ-100® 2x Strategy Fund	17,551,842	4,557,882	(593,237)	3,964,645
Mid-Cap 1.5x Strategy Fund	15,114,374	953,980	(256,991)	696,989
Inverse Mid-Cap Strategy Fund	1,054,445	—	(1)	(1)
Russell 2000® 2x Strategy Fund	5,736,700	240,738	(179,216)	61,522
Russell 2000® 1.5x Strategy Fund	13,157,910	359,882	(478,797)	(118,915)
Inverse Russell 2000® Strategy Fund	3,918,413	33	—	33
Dow 2x Strategy Fund	15,717,717	509,203	(113,663)	395,620
Inverse Dow 2x Strategy Fund	6,855,458	—	—	—
S&P 500 Pure Growth Fund	36,559,689	1,880,012	(229,734)	1,650,278
S&P 500 Pure Value Fund	35,280,969	—	(3,775,121)	(3,775,121)
S&P MidCap 400 Pure Growth Fund	24,264,055	3,344,613	(156,867)	3,187,746
S&P MidCap 400 Pure Value Fund	23,739,237	—	(759,007)	(759,007)
S&P SmallCap 600 Pure Growth Fund	22,088,877	1,352,097	(333,774)	1,018,323
S&P SmallCap 600 Pure Value Fund	13,445,203	—	(646,396)	(646,396)

260 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Europe 1.25x Strategy Fund	$4,309,666	$—	$(541,411)	$(541,411)
Japan 2x Strategy Fund	1,622,153	—	—	—
Strengthening Dollar 2x Strategy Fund	7,395,489	—	—	—
Weakening Dollar 2x Strategy Fund	2,128,116	27	(5)	22
Real Estate Fund	14,191,201	888,322	(49,924)	838,398
Government Long Bond 1.2x Strategy Fund	39,023,661	314,935	(72)	314,863
Inverse Government Long Bond Strategy Fund	14,618,767	—	(441,636)	(441,636)
U.S. Government Money Market Fund	198,458,110	—	—	—

8.	Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
Nova Fund	$28,085,099	$33,268,337
Inverse S&P 500 Strategy Fund	—	—
NASDAQ-100® Fund	27,765,341	23,980,403
Inverse NASDAQ-100® Strategy Fund	—	—
S&P 500 2x Strategy Fund	20,313,318	20,787,142
NASDAQ-100® 2x Strategy Fund	6,862,890	2,925,229
Mid-Cap 1.5x Strategy Fund	23,239,741	23,103,487
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 2x Strategy Fund	1,648,805	157,862
Russell 2000® 1.5x Strategy Fund	6,077,623	1,785,621
Inverse Russell 2000® Strategy Fund	—	—
Dow 2x Strategy Fund	51,610,883	49,175,393
Inverse Dow 2x Strategy Fund	—	—
S&P 500 Pure Growth Fund	202,844,232	211,160,004
S&P 500 Pure Value Fund	245,539,438	239,680,639
S&P MidCap 400 Pure Growth Fund	93,254,650	127,657,183
S&P MidCap 400 Pure Value Fund	64,352,689	55,883,952
S&P SmallCap 600 Pure Growth Fund	82,511,829	86,292,670
S&P SmallCap 600 Pure Value Fund	51,134,990	55,396,856
Europe 1.25x Strategy Fund	22,573,671	23,657,038
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—
Real Estate Fund	76,595,079	84,682,237
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

For the period ended December 31, 2011, the cost of purchases and proceeds from sales of government securities were:

	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$561,710,076	$561,616,565
Inverse Government Long Bond Strategy Fund	238,220,078	252,350,409

9.	Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
Nova Fund	$14,523
S&P 500 2x Strategy Fund	22,181
NASDAQ-100® 2x Strategy Fund	15,975
Mid-Cap 1.5x Strategy Fund	9,649
Dow 2x Strategy Fund	25,088
S&P 500 Pure Growth Fund	4,553

THE RYDEX FUNDS ANNUAL REPORT | 261

NOTES TO FINANCIAL STATEMENTS (concluded)

Fund	Average Daily Balance
S&P 500 Pure Value Fund	$2,055
S&P MidCap 400 Pure Growth Fund	5,956
S&P MidCap 400 Pure Value Fund	4,518
S&P SmallCap 600 Pure Growth Fund	5,605
S&P SmallCap 600 Pure Value Fund	16,022
Real Estate Fund	9,458
Government Long Bond 1.2x Strategy Fund	108,419

10.	Reverse Share Splits

Effective December 2, 2011, Strengthening Dollar 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund underwent a one-for-two reverse share split. The effect of these transactions was to divide the number of outstanding shares of the Funds by two, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statements of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five-year period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

11.	Legal Proceedings

Tribune	Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Variable Trust also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

262 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Real Estate Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and U.S. Government Money Market Fund (twenty-seven of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

THE RYDEX FUNDS ANNUAL REPORT   |  263

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
NASDAQ-100® 2x Strategy Fund	15.38%
S&P 500 Pure Value Fund	100.00%

With respect to the taxable year ended December 31, 2011, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	S&P MidCap 400 Pure Growth Fund	NASDAQ-100® 2x Strategy Fund	Russell 2000® 2x Strategy Fund
From long-term capital gains, subject to the 15% rate gains category:	$1,787,658	$2,665,434	$197,452

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Nova Fund	266,420	8,068	12,100
Inverse S&P 500 Strategy Fund	841,193	126,980	64,109
NASDAQ-100® Fund	1,652,987	113,688	82,181
Inverse NASDAQ-100® Strategy Fund	815,466	2,530	13,803
S&P 500 2x Strategy Fund	87,553	194	1,563
NASDAQ-100® 2x Strategy Fund	837,753	10,095	10,111
Mid-Cap 1.5x Strategy Fund	314,158	11,682	32,782
Inverse Mid-Cap Strategy Fund	90,070	—	1,169
Russell 2000® 2x Strategy Fund	30,152	—	—
Russell 2000® 1.5x Strategy Fund	176,561	4,162	7,595
Inverse Russell 2000® Strategy Fund	346,927	84,086	11,430
Dow 2x Strategy Fund	139,694	6,835	10,117
Inverse Dow 2x Strategy Fund	689,746	81,096	2,773
S&P 500 Pure Growth Fund	1,066,022	45,072	74,139
S&P 500 Pure Value Fund	332,916	8,931	24,043
S&P MidCap 400 Pure Growth Fund	688,085	11,737	29,029
S&P MidCap 400 Pure Value Fund	139,242	1,440	10,692
S&P SmallCap 600 Pure Growth Fund	377,385	17,671	8,309
S&P SmallCap 600 Pure Value Fund	68,387	993	4,418
Europe 1.25x Strategy Fund	404,562	1,620	13,727
Japan 2x Strategy Fund	133,548	—	4,414
Strengthening Dollar 2x Strategy Fund	1,336,319	2,698	124,836
Weakening Dollar 2x Strategy Fund	74,312	6,217	11,655
Real Estate Fund	568,342	25,005	12,795
Government Long Bond 1.2x Strategy Fund	3,513,298	31,767	94,538
Inverse Government Long Bond Strategy Fund	737,090	25,299	39,302
U.S. Government Money Market Fund	286,278,080	14,815,467	11,694,027

264  |  THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Nova Fund	268,503	9,463	8,621
Inverse S&P 500 Strategy Fund	793,896	179,767	58,616
NASDAQ-100® Fund	1,638,917	135,071	74,869
Inverse NASDAQ-100® Strategy Fund	807,577	6,297	17,923
S&P 500 2x Strategy Fund	87,352	194	1,763
NASDAQ-100® 2x Strategy Fund	836,384	10,095	11,479
Mid-Cap 1.5x Strategy Fund	313,762	1,375	43,486
Inverse Mid-Cap Strategy Fund	90,041	29	1,169
Russell 2000® 2x Strategy Fund	29,974	—	179
Russell 2000® 1.5x Strategy Fund	183,390	4,472	456
Inverse Russell 2000® Strategy Fund	346,890	55,202	40,349
Dow 2x Strategy Fund	115,929	6,906	33,813
Inverse Dow 2x Strategy Fund	606,237	140,939	26,438
S&P 500 Pure Growth Fund	1,104,962	41,476	38,795
S&P 500 Pure Value Fund	325,941	12,152	27,797
S&P MidCap 400 Pure Growth Fund	685,624	13,831	29,395
S&P MidCap 400 Pure Value Fund	139,991	2,261	9,124
S&P SmallCap 600 Pure Growth Fund	375,360	17,671	10,334
S&P SmallCap 600 Pure Value Fund	68,033	993	4,772
Europe 1.25x Strategy Fund	396,757	12,188	10,963
Japan 2x Strategy Fund	133,535	12	4,414
Strengthening Dollar 2x Strategy Fund	1,144,151	199,599	120,102
Weakening Dollar 2x Strategy Fund	75,399	5,130	11,655
Real Estate Fund	541,834	28,491	35,817
Government Long Bond 1.2x Strategy Fund	3,512,034	54,699	72,870
Inverse Government Long Bond Strategy Fund	701,489	48,111	52,091
U.S. Government Money Market Fund	285,151,587	15,938,909	11,697,077

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve the Elimination of the Fundamental Investment Policy on Investing in Other Investment Companies. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
U.S. Government Money Market Fund	284,649,158	15,744,471	12,393,944

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 265

OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of the investment advisory agreements applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds.

266 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreements, pursuant to which, subject to approval by each Fund’s shareholders of the new agreements, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreements.

In reaching the conclusion to approve the new investment advisory agreements, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreements at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreements at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory agreements and, subject to shareholder approval, the new investment advisory agreements, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreements, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreements and the scope of services required to be provided by the Adviser under the new investment advisory agreements. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

THE RYDEX FUNDS ANNUAL REPORT | 267

OTHER INFORMATION (Unaudited) (concluded)

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreements as they are under such Fund’s current agreements. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Adviser under the new agreements when the renewal of the new agreements next comes before the Board.

•

Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory agreements were in the best interests of the Funds.

268  |  THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of RI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	150
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)
J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)
Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)
Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

THE RYDEX FUNDS ANNUAL REPORT   |  269

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Positionand Year of Birth	Principal Occupations During Past Five Years
Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007-2010); President and Director, Security Global Investors (2010-2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Director, Security Distributors, Inc. (2007-2009); Managing Member, R.M. Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002- 2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

270  |  THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS (continued)

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010- 2011); Brecek and Young Advisors, Inc., Director (2004-2008)

THE RYDEX FUNDS ANNUAL REPORT   |  271

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS (concluded)

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Joseph Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Investors.

272  |  THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVABENF-ANN-2-1211x1212

DECEMBER 31, 2011

RYDEX FUNDS

RYDEX VARIABLE TRUST ANNUAL REPORT

SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT	1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2	THE RYDEX FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum
President and Chief Investment Officer

*Indices are defined as follows:

S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Barclays Capital Long U.S. Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced funds are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC (d.b.a., Security Global Investors and Rydex Investments), the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE RYDEX FUNDS ANNUAL REPORT	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4	THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.66%	(17.82)%	$1,000.00	$821.80	$7.62
Basic Materials Fund	1.66%	(15.40)%	1,000.00	846.00	7.72
Biotechnology Fund	1.66%	(5.36)%	1,000.00	946.40	8.14
Consumer Products Fund	1.66%	1.74%	1,000.00	1,017.40	8.44
Electronics Fund	1.66%	(17.97)%	1,000.00	820.30	7.62
Energy Fund	1.66%	(12.98)%	1,000.00	870.20	7.83
Energy Services Fund	1.66%	(18.14)%	1,000.00	818.60	7.61
Financial Services Fund	1.66%	(15.15)%	1,000.00	848.50	7.73
Health Care Fund	1.66%	(7.96)%	1,000.00	920.40	8.04
Internet Fund	1.66%	(13.93)%	1,000.00	860.70	7.79
Leisure Fund	1.66%	(6.15)%	1,000.00	938.50	8.11
Precious Metals Fund	1.56%	(13.58)%	1,000.00	864.20	7.33
Retailing Fund	1.67%	(1.04)%	1,000.00	989.60	8.37
Technology Fund	1.66%	(10.94)%	1,000.00	890.60	7.91
Telecommunications Fund	1.66%	(11.68)%	1,000.00	883.20	7.88
Transportation Fund	1.66%	(14.12)%	1,000.00	858.80	7.78
Utilities Fund	1.66%	6.19%	1,000.00	1,061.90	8.63

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.66%	5.00%	$1,000.00	$1,016.84	$8.44
Basic Materials Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Biotechnology Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Consumer Products Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Electronics Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Energy Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Energy Services Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Financial Services Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Health Care Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Internet Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Leisure Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Precious Metals Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Retailing Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Technology Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Telecommunications Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Transportation Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Utilities Fund	1.66%	5.00%	1,000.00	1,016.84	8.44

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE RYDEX FUNDS ANNUAL REPORT	5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

The Financials sector, like many others, experienced considerable volatility over 2011, mostly due to fears of contagion related to the troubles of European banks and that region’s sovereign debt crisis. In the U.S., investors in the sector are still cautious about the impact of housing issues, regulations around proprietary trading and limits on credit card fees. Nonetheless, the U.S. economy is displaying resilience in surveys of employment, consumer credit and manufacturing, all of which are supporting growth in loan demand. Capital market activity remains subdued.

For the year ended December 31, 2011, Banking Fund returned -22.23% compared with the S&P 500® Index*, which gained 2.11%.

Within the sector, all industries detracted from return. The largest component of the fund, commercial banks, accounted for most of the negative performance, followed by diversified financial services.

Ocwen Financial Corp., Texas Capital Bancshares, Inc. and Signature Bank were the best-performing stocks in the Fund for the year. The worst-performing holdings for the period were Bank of America Corp., Citigroup, Inc. and Bank of New York Mellon Corp.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.1%
U.S. Bancorp	4.0%
JPMorgan Chase & Co.	4.0%
Bank of America Corp.	4.0%
Citigroup, Inc.	3.8%
PNC Financial Services Group, Inc.	3.5%
Bank of New York Mellon Corp.	3.1%
BB&T Corp.	2.7%
Fifth Third Bancorp	2.2%
M&T Bank Corp.	2.0%

Top Ten Total	33.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Banking Fund	-22.23%	-18.29%	-5.13%

S&P 500 Financials Index	-17.06%	-16.90%	-4.61%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS	December 31, 2011
BANKING FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%

REGIONAL BANKS - 46.0%
PNC Financial Services Group, Inc.	1,582	$91,234
BB&T Corp.	2,776	69,872
Fifth Third Bancorp	4,410	56,095
M&T Bank Corp.	670	51,148
SunTrust Banks, Inc.	2,871	50,817
KeyCorp	5,844	44,940
CIT Group, Inc.*	1,235	43,064
Huntington Bancshares, Inc.	6,592	36,190
Commerce Bancshares, Inc.	792	30,191
Cullen	552	29,206
Zions Bancorporation	1,764	28,718
East West Bancorp, Inc.	1,438	28,401
First Niagara Financial Group, Inc.	3,212	27,720
Signature Bank*	453	27,175
Hancock Holding Co.	839	26,823
City National Corp.	570	25,183
First Republic Bank*	800	24,488
First Horizon National Corp.	3,006	24,048
Valley National Bancorp	1,912	23,651
Bank of Hawaii Corp.	531	23,624
SVB Financial Group*	490	23,368
Associated Banc-Corp.	2,090	23,345
Capital Source, Inc.	3,445	23,082
Fulton Financial Corp.	2,345	23,004
Prosperity Bancshares, Inc.	560	22,596
Webster Financial Corp.	1,089	22,205
FirstMerit Corp.	1,401	21,197
TCF Financial Corp.	2,014	20,784
Trustmark Corp.	849	20,622
Iberiabank Corp.	395	19,474
FNB Corp.	1,710	19,340
Susquehanna Bancshares, Inc.	2,290	19,190
United Bankshares, Inc.	670	18,941
Umpqua Holdings Corp.	1,522	18,858
Cathay General Bancorp	1,233	18,409
National Penn Bancshares, Inc.	2,160	18,230
Westamerica Bancorporation	411	18,043
Texas Capital Bancshares, Inc.*	580	17,754
Old National Bancorp	1,446	16,846
Wintrust Financial Corp.	579	16,241
BancorpSouth, Inc.	1,439	15,858
UMB Financial Corp.	370	13,783

Total Regional Banks		1,193,758

DIVERSIFIED BANKS - 27.1%
Wells Fargo & Co.	3,824	105,389
U.S. Bancorp	3,863	104,494
Itau Unibanco Holding S.A. ADR	2,323	43,115
Banco Bradesco S.A. ADR	2,302	38,397
Comerica, Inc.	1,414	36,481
Royal Bank of Canada	713	36,334
HSBC Holdings plc ADR	941	35,852
ICICI Bank Ltd. ADR	1,349	35,654
Toronto-Dominion Bank	474	35,460
Credicorp Ltd.	315	34,483
Bank of Nova Scotia	690	34,369
Bank of Montreal	623	34,147
Banco Santander Brasil S.A. ADR	4,090	33,293
Banco Santander S.A. ADR	4,360	32,787
HDFC Bank Ltd. ADR	1,235	32,456
Barclays plc ADR	2,951	32,432

Total Diversified Banks		705,143

OTHER DIVERSIFIED FINANCIAL SERVICES - 13.1%
JPMorgan Chase & Co.	3,137	104,305
Bank of America Corp.	18,454	102,604
Citigroup, Inc.	3,700	97,347
ING Groep N.V. ADR*	4,590	32,910

Total Other Diversified Financial Services		337,166

THRIFTS & MORTGAGE FINANCE - 7.6%
New York Community Bancorp, Inc.	3,038	37,580
People’s United Financial, Inc.	2,680	34,438
Hudson City Bancorp, Inc.	4,829	30,181
Ocwen Financial Corp.*	1,560	22,589
Capitol Federal Financial, Inc.	1,942	22,411
Washington Federal, Inc.	1,432	20,034
Northwest Bancshares, Inc.	1,325	16,483
Astoria Financial Corp.	1,709	14,509

Total Thrifts & Mortgage Finance		198,225

ASSET MANAGEMENT & CUSTODY BANKS - 3.1%
Bank of New York Mellon Corp.	4,077	81,173

DIVERSIFIED CAPITAL MARKETS – 2.7%
Deutsche Bank AG	975	36,914
UBS AG*	2,788	32,982

Total Diversified Capital Markets		69,896

Total Common Stocks (Cost $2,100,409)		2,585,361

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$14,922	14,922

Total Repurchase Agreement (Cost $14,922)		14,922

Total Investments – 100.2% (Cost $2,115,331)		$2,600,283

Liabilities & Other Assets - (0.2)%		(5,248)

Total Net Assets – 100.0%		$2,595,035

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

8	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $2,100,409)	$2,585,361
Repurchase agreements, at value (cost $14,922)	14,922

Total Investments (cost $2,115,331)	2,600,283
Receivables:
Fund shares sold	491,277
Dividends	3,589
Foreign taxes reclaim	90

Total assets	3,095,239

LIABILITIES:
Payable for:
Securities purchased	455,281
Fund shares redeemed	36,790
Management fees	1,497
Transfer agent and administrative fees	440
Investor service fees	440
Portfolio accounting fees	176
Miscellaneous	5,580

Total liabilities	500,204

NET ASSETS	$2,595,035

NET ASSETS CONSIST OF:
Paid in capital	$4,185,469
Undistributed net investment income	18,626
Accumulated net realized loss on investments	(2,094,012)
Net unrealized appreciation on investments	484,952

Net assets	$2,595,035

Capital shares outstanding	239,816
Net asset value per share	$10.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$73,067
Interest	10

Total investment income	73,077

EXPENSES:
Management fees	27,000
Transfer agent and administrative fees	7,941
Investor service fees	7,941
Portfolio accounting fees	3,176
Custodian fees	800
Trustees’ fees*	345
Miscellaneous	7,248

Total expenses	54,451

Net investment income	18,626

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	186,223

Net realized gain	186,223

Net change in unrealized appreciation (depreciation) on:
Investments	(887,862)

Net change in unrealized appreciation (depreciation)	(887,862)

Net realized and unrealized loss	(701,639)

Net decrease in net assets resulting from operations	$(683,013)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	9

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,626	$8,767
Net realized gain on investments	186,223	44,948
Net change in unrealized appreciation (depreciation) on investments	(887,862)	206,243

Net increase (decrease) in net assets resulting from operations	(683,013)	259,958

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,767)	(78,777)

Total distributions to shareholders	(8,767)	(78,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	56,722,061	84,205,602
Distributions reinvested	8,767	78,777
Cost of shares redeemed	(58,906,900)	(83,641,681)

Net increase (decrease) from capital share transactions	(2,176,072)	642,698

Net increase (decrease) in net assets	(2,867,852)	823,879

NET ASSETS:
Beginning of year	5,462,887	4,639,008

End of year	$2,595,035	$5,462,887

Undistributed net investment income at end of year	$18,626	$8,767

CAPITAL SHARE ACTIVITY:
Shares sold	4,508,490	6,248,914
Shares issued from reinvestment of distributions	829	6,093
Shares redeemed	(4,660,345)	(6,234,738)

Net increase (decrease) in shares	(151,026)	20,269

10	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$13.98	$12.52	$13.40	$22.80	$32.44

Income (loss) from investment operations:
Net investment income[a]	.07	.02	.08	.48	.56
Net gain (loss) on investments (realized and unrealized)	(3.18)	1.60	(.54)	(9.86)	(9.32)

Total from investment operations	(3.11)	1.62	(.46)	(9.38)	(8.76)

Less distributions from:
Net investment income	(.05)	(.16)	(.42)	(.02)	(.88)

Total distributions	(.05)	(.16)	(.42)	(.02)	(.88)

Net asset value, end of period	$10.82	$13.98	$12.52	$13.40	$22.80

Total Return[b]	(22.23%)	13.04%	(3.43%)	(41.16%)	(27.08%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,595	$5,463	$4,639	$22,968	$9,186

Ratios to average net assets:
Net investment income	0.59%	0.12%	0.70%	2.87%	1.85%
Total expenses	1.71%	1.64%	1.66%	1.63%	1.59%

Portfolio turnover rate	1,518%	1,119%	731%	521%	405%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2011, Basic Materials Fund returned -16.46% compared with a gain of 2.11% for the S&P 500® Index*.

Materials sector performance shadowed sentiment about the economy over the course of 2011, and lately has been affected by expectations of slowing global growth. The sector has benefited from loose monetary policy, especially in the U.S. and more recently in China, the world’s two largest economies. Developing countries continue to be a strong source of demand.

Within the sector, the lightly weighted paper and forest products industry was the main contributor to performance. The two largest industries, metals and mining, and chemicals, both detracted from Fund return.

The top-performing holdings were Praxair, Inc., Ecolab Inc. and Temple-Inland, Inc. The worst-performing holdings included Freeport-McMoRan Copper & Gold, Inc., Vale S.A. ADR and Agnico-Eagle Mines Ltd.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001 Ten Largest Holdings
(% of Total Net Assets)
EI du Pont de Nemours & Co.	2.7%
Barrick Gold Corp.	2.7%
Monsanto Co.	2.5%
Dow Chemical Co.	2.5%
Goldcorp, Inc.	2.4%
Freeport-McMoRan Copper & Gold, Inc.	2.4%
Praxair, Inc.	2.3%
Vale S.A. — ADR	2.3%
Newmont Mining Corp.	2.1%
Southern Copper Corp.	2.0%

Top Ten Total	23.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Basic Materials Fund	-16.46%	3.77%	7.81%

S&P 500 Materials Index	-9.75%	1.76%	7.17%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	December 31, 2011
BASIC MATERIALS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

GOLD - 20.3%
Barrick Gold Corp.	9,440	$427,160
Goldcorp, Inc.	8,475	375,019
Newmont Mining Corp.	5,649	338,997
AngloGold Ashanti Ltd. ADR	6,039	256,356
Kinross Gold Corp.	19,624	223,714
Gold Fields Ltd. ADR	13,945	212,661
Yamana Gold, Inc.	14,312	210,243
Cia de Minas Buenaventura S.A. ADR	5,479	210,065
Randgold Resources Ltd. ADR	1,913	195,317
Eldorado Gold Corp.	12,178	166,960
Agnico-Eagle Mines Ltd.	4,147	150,619
IAMGOLD Corp.	9,322	147,754
Harmony Gold Mining Company Ltd. ADR	11,947	139,063
Royal Gold, Inc.	1,743	117,530
New Gold, Inc.*	6,750	68,040

Total Gold		3,239,498

DIVERSIFIED METALS & MINING - 14.3%
Freeport-McMoRan Copper & Gold, Inc.	10,192	374,964
Vale S.A.ADR	16,784	360,017
Southern Copper Corp.	10,486	316,467
BHP Billiton Ltd. ADR	3,594	253,844
Ivanhoe Mines Ltd.*	12,400	219,728
Rio Tinto plc ADR	4,440	217,205
Teck Resources Ltd. — Class B	5,551	195,340
Walter Energy, Inc.	2,032	123,058
Titanium Metals Corp.	6,934	103,871
Molycorp, Inc.*	3,340	80,093

Total Diversified Metals & Mining		2,244,587

SPECIALTY CHEMICALS - 12.3%
LyondellBasell Industries N.V. — Class A	8,640	280,714
Ecolab, Inc.	4,748	274,482
Sherwin-Williams Co.	2,260	201,750
Sigma-Aldrich Corp.	2,823	176,325
Celanese Corp. — Class A	3,941	174,468
Albemarle Corp.	2,725	140,365
International Flavors & Fragrances, Inc.	2,539	133,094
Valspar Corp.	3,281	127,861
WR Grace & Co.*	2,682	123,157
RPM International, Inc.	4,840	118,822
Rockwood Holdings, Inc.*	2,874	113,149
Cytec Industries, Inc.	2,135	95,328

Total Specialty Chemicals		1,959,515

DIVERSIFIED CHEMICALS - 10.7%
EI du Pont de Nemours & Co.	9,405	430,561
Dow Chemical Co.	13,753	395,536
PPG Industries, Inc.	2,790	232,937
FMC Corp.	1,880	161,755
Eastman Chemical Co.	3,976	155,303
Ashland, Inc.	2,470	141,185
Huntsman Corp.	10,064	100,640
Olin Corp.	4,090	80,369

Total Diversified Chemicals		1,698,286

STEEL - 10.4%
Nucor Corp.	5,760	227,923
ArcelorMittal	11,044	200,890
Gerdau S.A. ADR	25,240	197,124
Cliffs Natural Resources, Inc.	3,002	187,175
Cia Siderurgica Nacional S.A. ADR	21,007	171,837
Allegheny Technologies, Inc.	3,146	150,379
United States Steel Corp.	4,879	129,098
Reliance Steel & Aluminum Co.	2,594	126,302
Steel Dynamics, Inc.	8,535	112,235
Carpenter Technology Corp.	1,920	98,842
AK Steel Holding Corp.	7,650	63,189

Total Steel		1,664,994

FERTILIZERS & AGRICULTURAL CHEMICALS - 9.5%
Monsanto Co.	5,729	401,431
Mosaic Co.	6,164	310,851
Potash Corporation of Saskatchewan, Inc.	7,077	292,139
CF Industries Holdings, Inc.	1,401	203,117
Agrium, Inc.	2,861	192,002
Scotts Miracle-Gro Co. — Class A	2,395	111,823

Total Fertilizers & Agricultural Chemicals		1,511,363

INDUSTRIAL GASES - 5.1%
Praxair, Inc.	3,482	372,226
Air Products & Chemicals, Inc.	3,303	281,383
Airgas, Inc.	2,031	158,580

Total Industrial Gases		812,189

PAPER PRODUCTS - 3.1%
International Paper Co.	8,099	239,730
MeadWestvaco Corp.	4,995	149,600
Domtar Corp.	1,385	110,745

Total Paper Products		500,075

PAPER PACKAGING - 3.0%
Rock-Tenn Co. — Class A	2,300	132,710
Temple-Inland, Inc.	3,764	119,356
Sealed Air Corp.	6,773	116,563
Bemis Company, Inc.	3,840	115,507

Total Paper Packaging		484,136

14	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
BASIC MATERIALS FUND

	SHARES	VALUE
CONSTRUCTION MATERIALS - 2.8%
Cemex SAB de CV ADR*	34,670	$186,871
Vulcan Materials Co.	3,446	135,600
Martin Marietta Materials, Inc.	1,570	118,394

Total Construction Materials		440,865

PRECIOUS METALS & MINERALS - 2.8%
Silver Wheaton Corp.	6,851	198,405
Coeur d’Alene Mines Corp.*	3,744	90,380
Hecla Mining Co.	13,712	71,714
Stillwater Mining Co.*	6,540	68,408

Total Precious Metals & Minerals		428,907

METAL & GLASS CONTAINERS - 2.6%
Ball Corp.	4,446	158,767
Crown Holdings, Inc.*	4,405	147,920
Owens-Illinois, Inc.*	6,064	117,520

Total Metal & Glass Containers		424,207

FOREST PRODUCTS - 1.4%
Weyerhaeuser Co.	11,638	217,281

ALUMINUM - 1.2%
Alcoa, Inc.	21,935	189,738

Total Common Stocks (Cost $8,886,141)		15,815,641

	FACE AMOUNT

REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$117,139	117,139

Total Repurchase Agreement (Cost $117,139)		117,139

Total Investments – 100.2% (Cost $9,003,280)		$15,932,780

Liabilities & Other Assets – (0.2)%		(39,254)

Total Net Assets – 100.0%		$15,893,526

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

    ADR — American Depositary Receipt

    plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	15

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $8,886,141)	$15,815,641
Repurchase agreements, at value (cost $117,139)	117,139

Total Investments (cost $9,003,280)	15,932,780
Receivables:
Fund shares sold	869,661
Dividends	17,110

Total assets	16,819,551

LIABILITIES:
Payable for:
Securities purchased	854,998
Management fees	11,334
Transfer agent and administrative fees	3,333
Investor service fees	3,333
Portfolio accounting fees	1,334
Fund shares redeemed	463
Miscellaneous	51,230

Total liabilities	926,025

NET ASSETS	$15,893,526

NET ASSETS CONSIST OF:
Paid in capital	$11,362,032
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,398,006)
Net unrealized appreciation on investments	6,929,500

Net assets	$15,893,526

Capital shares outstanding	612,576
Net asset value per share	$25.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $17,764)	$501,774
Interest	65

Total investment income	501,839

EXPENSES:
Management fees	258,710
Transfer agent and administrative fees	76,091
Investor service fees	76,091
Portfolio accounting fees	30,436
Custodian fees	7,371
Trustees’ fees*	3,292
Miscellaneous	68,851

Total expenses	520,842

Net investment loss	(19,003)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,053,105
Foreign currency	364

Net realized gain	4,053,469

Net change in unrealized appreciation (depreciation) on:
Investments	(9,549,818)

Net change in unrealized appreciation (depreciation)	(9,549,818)

Net realized and unrealized loss	(5,496,349)

Net decrease in net assets resulting from operations	$(5,515,352)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(19,003)	$(75,796)
Net realized gain on investments and foreign currency	4,053,469	5,083,403
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,549,818)	763,261

Net increase (decrease) in net assets resulting from operations	(5,515,352)	5,770,868

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(231,949)
Net realized gains	(2,783,814)	—

Total distributions to shareholders	(2,783,814)	(231,949)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	80,491,877	178,635,157
Distributions reinvested	2,783,814	231,949
Cost of shares redeemed	(108,214,179)	(181,796,720)

Net decrease from capital share transactions	(24,938,488)	(2,929,614)

Net increase (decrease) in net assets	(33,237,654)	2,609,305

NET ASSETS:
Beginning of year	49,131,180	46,521,875

End of year	$15,893,526	$49,131,180

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,286,655	5,804,562
Shares issued from reinvestment of distributions	100,101	6,879
Shares redeemed	(3,108,300)	(6,069,612)

Net decrease in shares	(721,544)	(258,171)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	17

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$36.83	$29.22	$19.38	$41.66	$33.33

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.07)	.17	.06	.11
Net gain (loss) on investments (realized and unrealized)	(5.69)	7.86	10.58	(19.38)	11.21

Total from investment operations	(5.71)	7.79	10.75	(19.32)	11.32

Less distributions from:
Net investment income	—	(.18)	(.06)	(.27)	(.05)
Net realized gains	(5.17)	—	(.85)	(2.69)	(2.94)

Total distributions	(5.17)	(.18)	(.91)	(2.96)	(2.99)

Net asset value, end of period	$25.95	$36.83	$29.22	$19.38	$41.66

Total Return[b]	(16.46%)	26.67%	55.46%	(45.40%)	33.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,894	$49,131	$46,522	$23,788	$95,591

Ratios to average net assets:
Net investment income (loss)	(0.06%)	(0.22%)	0.69%	0.15%	0.28%
Total expenses	1.71%	1.66%	1.65%	1.60%	1.58%

Portfolio turnover rate	193%	418%	377%	191%	244%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

18	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

The Biotechnology industry had good performance in 2011, as the U.S. Food and Drug Administration approved new drugs at the highest level in seven years. Analysts said better safety data from pharmaceutical companies may have contributed to the pickup in the pace of approvals, which jumped to 30 from 21 in 2010. The approvals help companies replace products whose patents are expiring in the coming months. The leading acquisition for the year was Gilead’s purchase of Pharmasset for almost $11 billion.

For the year ended December 31, 2011, Biotechnology Fund gained 10.59% compared with the S&P 500® Index*, which rose 2.11%.

The best-performing stocks in the Fund were Pharmasset, Inc., Biogen Idec, Inc. and Alexion Pharmaceuticals, Inc. The worst-performing stocks in the Fund included Dendreon Corp., Human Genome Sciences, Inc. and InterMune Inc.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	10.7%
Gilead Sciences, Inc.	7.6%
Celgene Corp.	7.5%
Biogen Idec, Inc.	6.9%
Alexion Pharmaceuticals, Inc.	5.1%
Pharmasset, Inc.	4.2%
Vertex Pharmaceuticals, Inc.	3.7%
Life Technologies Corp.	3.6%
Regeneron Pharmaceuticals, Inc.	3.1%
Illumina, Inc.	2.8%

Top Ten Total	55.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Biotechnology Fund	10.59%	5.94%	1.15%

S&P 500 Health Care Index	12.73%	2.81%	2.24%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	December 31, 2011
BIOTECHNOLOGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.9%

BIOTECHNOLOGY - 89.3%
Amgen, Inc.	19,759	$1,268,725
Gilead Sciences, Inc.*	21,868	895,057
Celgene Corp.*	13,146	888,670
Biogen Idec, Inc.*	7,474	822,514
Alexion Pharmaceuticals, Inc.*	8,403	600,815
Pharmasset, Inc.*	3,842	492,544
Vertex Pharmaceuticals, Inc.*	13,285	441,195
Regeneron Pharmaceuticals, Inc.*	6,604	366,060
BioMarin Pharmaceutical, Inc.*	9,330	320,765
Onyx Pharmaceuticals, Inc.*	6,493	285,367
United Therapeutics Corp.*	5,912	279,342
Cubist Pharmaceuticals, Inc.*	6,474	256,500
Alkermes plc*	14,501	251,737
Cepheid, Inc.*	7,043	242,350
Seattle Genetics, Inc.*	13,242	221,340
Incyte Corporation Ltd.*	14,445	216,819
Myriad Genetics, Inc.*	10,350	216,729
Ariad Pharmaceuticals, Inc.*	17,320	212,170
Amylin Pharmaceuticals, Inc.*	18,507	210,610
Medivation, Inc.*	4,313	198,872
Human Genome Sciences, Inc.*	26,347	194,704
Theravance, Inc.*	8,800	194,480
Dendreon Corp.*	22,758	172,961
Pharmacyclics, Inc.*	11,490	170,282
Amarin Corporation plc ADR*	21,950	164,406
Acorda Therapeutics, Inc.*	6,717	160,133
Momenta Pharmaceuticals, Inc.*	9,000	156,510
PDL BioPharma, Inc.	24,037	149,029
Spectrum Pharmaceuticals, Inc.*	10,040	146,885
Immunogen, Inc.*	12,670	146,719
NPS Pharmaceuticals, Inc.*	18,790	123,826
InterMune, Inc.*	9,276	116,878

Total Biotechnology		10,584,994

LIFE SCIENCES TOOLS & SERVICES - 10.6%
Life Technologies Corp.*	10,880	423,341
Illumina, Inc.*	11,000	335,280
Charles River Laboratories International, Inc.*	6,780	185,297
Bio-Rad Laboratories, Inc. — Class A*	1,920	184,397
Techne Corp.	1,746	119,182

Total Life Sciences Tools & Services		1,247,497

Total Common Stocks (Cost $ 7,360,321)		11,832,491

RIGHTS - 0.0%
Clinical Data, Inc. Expires 12/31/20*,†††,1	4,730	—

Total Rights (Cost $—)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$88,286	88,286

Total Repurchase Agreement (Cost $ 88,286)		88,286

Total Investments – 100.6% (Cost $ 7,448,607)		$11,920,777

Liabilities & Other Assets – (0.6)%		(75,208)

Total Net Assets – 100.0%		$11,845,569

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Repurchase Agreement — See Note 5.

          ADR — American Depositary Receipt

          plc — Public Limited Company

22	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value (cost $ 7,360,321)	$11,832,491
Repurchase agreements, at value (cost $ 88,286)	88,286

Total Investments (cost $ 7,448,607)	11,920,777

Total assets	11,920,777

LIABILITIES:
Payable for:
Fund shares redeemed	37,615
Management fees	7,551
Transfer agent and administrative fees	2,221
Investor service fees	2,221
Portfolio accounting fees	889
Miscellaneous	24,711

Total liabilities	75,208

NET ASSETS	$11,845,569

NET ASSETS CONSIST OF:
Paid in capital	$21,610,450
Accumulated net investment loss	(11,910)
Accumulated net realized loss on investments	(14,225,141)
Net unrealized appreciation on investments	4,472,170

Net assets	$11,845,569

Capital shares outstanding	429,563
Net asset value per share	$27.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$29,573
Interest	23

Total investment income	29,596

EXPENSES:
Management fees	126,119
Transfer agent and administrative fees	37,094
Investor service fees	37,094
Portfolio accounting fees	14,837
Custodian fees	4,864
Trustees’ fees*	1,598
Miscellaneous	31,394

Total expenses	253,000

Net investment loss	(223,404)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(393,880)

Net realized loss	(393,880)

Net change in unrealized appreciation (depreciation) on:
Investments	(274,698)

Net change in unrealized appreciation (depreciation)	(274,698)

Net realized and unrealized loss	(668,578)

Net decrease in net assets resulting from operations	$(891,982)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	23

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(223,404)	$(231,247)
Net realized gain (loss) on investments	(393,880)	685,066
Net change in unrealized appreciation (depreciation) on investments	(274,698)	765,162

Net increase (decrease) in net assets resulting from operations	(891,982)	1,218,981

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	81,146,101	86,929,077
Cost of shares redeemed	(82,251,545)	(87,449,125)

Net decrease from capital share transactions	(1,105,444)	(520,048)

Net increase (decrease) in net assets	(1,997,426)	698,933

NET ASSETS:
Beginning of year	13,842,995	13,144,062

End of year	$11,845,569	$13,842,995

Accumulated net investment loss at end of year	$(11,910)	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,980,609	3,708,311
Shares redeemed	(3,106,249)	(3,736,720)

Net decrease in shares	(125,640)	(28,409)

24	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$24.93	$22.52	$19.03	$21.57	$20.66

Income (loss) from investment operations:
Net investment loss[a]	(.41)	(.33)	(.25)	(.26)	(.26)
Net gain (loss) on investments (realized and unrealized)	3.06	2.74	3.74	(2.28)	1.17

Total from investment operations	2.65	2.41	3.49	(2.54)	.91

Net asset value, end of period	$27.58	$24.93	$22.52	$19.03	$21.57

Total Return[b]	10.59%	10.70%	18.34%	(11.78%)	4.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,846	$13,843	$13,144	$35,296	$13,927

Ratios to average net assets:
Net investment loss	(1.51%)	(1.40%)	(1.25%)	(1.25%)	(1.20%)
Total expenses	1.71%	1.65%	1.68%	1.63%	1.59%

Portfolio turnover rate	502%	509%	388%	351%	660%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Continuing uneven economic recovery was a positive for the group in 2011, as earnings from Consumer Staples stocks tend to hold up in tough economic times. Investors may lose interest in the defensive characteristics of the sector’s stocks as the economy continues to improve. Company fundamentals remain solid and the sector’s higher exposure to emerging markets compared with other sectors has benefited performance.

For the year ended December 31, 2011, Consumer Products Fund rose 13.76%, compared with a gain of 2.11% for the S&P 500® Index*.

All industries contributed to Fund return for the year. Within the sector, the food products and tobacco industries were the biggest contributors to Fund performance. The personal products industry was the smallest contributor to Fund performance.

Fund performance for the year got the biggest boost from Philip Morris International, Inc., Altria Group, Inc. and Estee Lauder Companies, Inc., Class A. Among the Fund’s weakest performers during the year were Avon Products, Inc., Diamond Foods, Inc. and Central European Distribution Corp.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:         May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.1%
Coca-Cola Co.	5.7%
Philip Morris International, Inc.	5.2%
PepsiCo, Inc.	4.5%
Kraft Foods, Inc. — Class A	3.6%
Altria Group, Inc.	3.5%
Colgate-Palmolive Co.	3.0%
Kimberly-Clark Corp.	2.4%
General Mills, Inc.	2.2%
Reynolds American, Inc.	2.2%

Top Ten Total	38.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/11
	1 Year	5 Year	10 Year
Consumer Products Fund	13.76%	6.22%	7.73%

S&P 500 Consumer Staples Index	13.99%	7.61%	7.04%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	December 31, 2011
CONSUMER PRODUCTS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

PACKAGED FOODS & MEATS - 29.6%
Kraft Foods, Inc. — Class A	22,291	$832,792
General Mills, Inc.	12,829	518,420
Kellogg Co.	8,687	439,302
HJ Heinz Co.	7,907	427,294
Hershey Co.	6,184	382,048
Mead Johnson Nutrition Co. — Class A	5,399	371,073
Sara Lee Corp.	18,131	343,039
ConAgra Foods, Inc.	12,933	341,431
Campbell Soup Co.	10,040	333,730
JM Smucker Co.	3,992	312,055
Tyson Foods, Inc. — Class A	13,923	287,371
Hormel Foods Corp.	9,726	284,875
Unilever N.V.	7,873	270,595
McCormick & Company, Inc.	5,195	261,932
Green Mountain Coffee Roasters, Inc.*	5,292	237,346
Ralcorp Holdings, Inc.*	2,580	220,590
Smithfield Foods, Inc.*	8,440	204,923
Flowers Foods, Inc.	8,601	163,247
TreeHouse Foods, Inc.*	2,407	157,370
Dean Foods Co.*	13,380	149,856
Hain Celestial Group, Inc.*	3,530	129,410
Sanderson Farms, Inc.	2,080	104,270
Diamond Foods, Inc.	3,035	97,939

Total Packaged Foods & Meats		6,870,908

SOFT DRINKS - 15.1%
Coca-Cola Co.	18,671	1,306,410
PepsiCo, Inc.	15,739	1,044,283
Dr Pepper Snapple Group, Inc.	7,594	299,811
Coca-Cola Enterprises, Inc.	11,217	289,174
Hansen Natural Corp.*	3,053	281,303
Fomento Economico Mexicano SAB de CV ADR	3,551	247,540

Total Soft Drinks		3,468,521

HOUSEHOLD PRODUCTS - 14.9%
Procter & Gamble Co.	20,959	1,398,175
Colgate-Palmolive Co.	7,398	683,501
Kimberly-Clark Corp.	7,583	557,805
Clorox Co.	4,649	309,437
Church & Dwight Company, Inc.	5,606	256,531
Energizer Holdings, Inc.*	3,030	234,764

Total Household Products		3,440,213

TOBACCO - 13.2%
Philip Morris International, Inc.	15,375	1,206,630
Altria Group, Inc.	26,903	797,674
Reynolds American, Inc.	12,152	503,336
Lorillard, Inc.	3,548	404,472
Universal Corp.	2,330	107,087

Total Tobacco		3,019,199

FOOD RETAIL - 6.9%
Kroger Co.	15,591	377,614
Whole Foods Market, Inc.	5,316	369,887
Safeway, Inc.	12,837	270,090
Ruddick Corp.	3,590	153,078
Casey’s General Stores, Inc.	2,830	145,773
SUPERVALU, Inc.	17,075	138,649
Fresh Market, Inc.*	3,459	138,014

Total Food Retail		1,593,105

PERSONAL PRODUCTS - 5.2%
Estee Lauder Companies, Inc. - Class A	4,349	488,480
Avon Products, Inc.	16,304	284,831
Herbalife Ltd.	4,844	250,289
Nu Skin Enterprises, Inc. — Class A	3,608	175,241

Total Personal Products		1,198,841

AGRICULTURAL PRODUCTS - 4.7%
Archer-Daniels-Midland Co.	15,695	448,877
Bunge Ltd.	5,069	289,947
Corn Products International, Inc.	4,084	214,778
Darling International, Inc.*	9,727	129,272

Total Agricultural Products		1,082,874

BREWERS - 3.8%
Cia de Bebidas das Americas ADR	8,577	309,544
Molson Coors Brewing Co. — Class B	6,813	296,638
Anheuser-Busch InBev N.V. ADR	4,442	270,918

Total Brewers		877,100

DISTILLERS & VINTNERS - 3.7%
Brown-Forman Corp. — Class B	4,451	358,350
Beam, Inc.	5,540	283,814
Constellation Brands, Inc. — Class A*	10,623	219,577

Total Distillers & Vintners		861,741

FOOD DISTRIBUTORS - 2.4%
Sysco Corp.	14,345	420,739
United Natural Foods, Inc.*	3,640	145,636

Total Food Distributors		566,375

Total Common Stocks (Cost $ 16,441,413)		22,978,877

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $ 12.21, 03/02/12*	17	—

Total Warrants (Cost $—)		—

28	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
CONSUMER PRODUCTS FUND

	FACE
	AMOUNT	VALUE
REPURCHASE AGREEMENT†† ,1 - 0.4%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$96,744	$96,744

Total Repurchase Agreement (Cost $ 96,744)		96,744

Total Investments – 99.9% (Cost $ 16,538,157)		$23,075,621

Other Assets, Less Liabilities – 0.1%		15,897

Total Net Assets – 100.0%		$23,091,518

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	29

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $ 16,441,413)	$22,978,877
Repurchase agreements, at value (cost $ 96,744)	96,744

Total Investments (cost $ 16,538,157)	23,075,621
Receivables:
Fund shares sold	258,095
Dividends	63,200
Foreign taxes reclaim	259

Total assets	23,397,175

LIABILITIES:
Payable for:
Securities purchased	249,609
Management fees	15,478
Transfer agent and administrative fees	4,552
Investor service fees	4,552
Portfolio accounting fees	1,821
Fund shares redeemed	253
Miscellaneous	29,392

Total liabilities	305,657

NET ASSETS	$23,091,518

NET ASSETS CONSIST OF:
Paid in capital	$21,270,824
Undistributed net investment income	186,253
Accumulated net realized loss on investments	(4,903,023)
Net unrealized appreciation on investments	6,537,464

Net assets	$23,091,518

Capital shares outstanding	552,134
Net asset value per share	$41.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $ 608)	$495,714
Interest	27

Total investment income	495,741

EXPENSES:
Management fees	155,208
Transfer agent and administrative fees	45,650
Investor service fees	45,650
Portfolio accounting fees	18,260
Custodian fees	4,590
Trustees’ fees*	1,833
Miscellaneous	38,297

Total expenses	309,488

Net investment income	186,253

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	153,916

Net realized gain	153,916

Net change in unrealized appreciation (depreciation) on:
Investments	1,560,743

Net change in unrealized appreciation (depreciation)	1,560,743

Net realized and unrealized gain	1,714,659

Net increase in net assets resulting from operations	$1,900,912

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$186,253	$320,376
Net realized gain on investments	153,916	2,017,347
Net change in unrealized appreciation (depreciation) on investments	1,560,743	428,639

Net increase in net assets resulting from operations	1,900,912	2,766,362

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(320,376)	(242,595)

Total distributions to shareholders	(320,376)	(242,595)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	86,314,154	89,104,867
Distributions reinvested	320,376	242,595
Cost of shares redeemed	(80,382,121)	(97,864,840)

Net increase (decrease) from capital share transactions	6,252,409	(8,517,378)

Net increase (decrease) in net assets	7,832,945	(5,993,611)

NET ASSETS:
Beginning of year	15,258,573	21,252,184

End of year	$23,091,518	$15,258,573

Undistributed net investment income at end of year	$186,253	$320,376

CAPITAL SHARE ACTIVITY:
Shares sold	2,151,169	2,576,242
Shares issued from reinvestment of distributions	7,938	6,702
Shares redeemed	(2,015,735)	(2,833,190)

Net increase (decrease) in shares	143,372	(250,246)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	31

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$37.33	$32.25	$27.51	$37.02	$36.55

Income (loss) from investment operations:
Net investment income[a]	.41	.60	.41	.40	.42
Net gain (loss) on investments (realized and unrealized)	4.70	4.96	4.85	(9.09)	3.69

Total from investment operations	5.11	5.56	5.26	(8.69)	4.11

Less distributions from:
Net investment income	(.62)	(.48)	(.52)	(.06)	(.69)
Net realized gains	—	—	—	(.76)	(2.95)
Total distributions	(.62)	(.48)	(.52)	(.82)	(3.64)

Net asset value, end of period	$41.82	$37.33	$32.25	$27.51	$37.02

Total Return[b]	13.76%	17.28%	19.12%	(23.39% )	11.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,092	$15,259	$21,252	$24,833	$40,847

Ratios to average net assets:
Net investment income	1.02%	1.76%	1.43%	1.21%	1.10%
Total expenses	1.69%	1.65%	1.66%	1.61%	1.59%

Portfolio turnover rate	368%	442%	259%	297%	260%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

32	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

The semiconductor industry had a difficult 2011, impacted by a weak global economy, lower demand and supply-chain disruptions caused by natural disasters in Japan and Thailand.

For the year ended December 31, 2011, Electronics Fund returned -16.49%, compared with a gain of 2.11% for the S&P 500® Index*. The semiconductors and semiconductor equipment stocks that make up most of the Fund were responsible for most of the Fund’s negative performance.

For the year, Fund performance got the biggest boost from Intel Corp., National Semiconductor Corp. and NetLogic Microsystems, Inc. Stocks providing the least to Fund performance for the period were FirstSolar, Inc., Cree, Inc. and Trina Solar Ltd. ADR.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	11.1%
Texas Instruments, Inc.	5.7%
Broadcom Corp. — Class A	4.0%
Applied Materials, Inc.	3.8%
Altera Corp.	3.5%
Analog Devices, Inc.	3.2%
NVIDIA Corp.	2.9%
Xilinx, Inc.	2.9%
KLA-Tencor Corp.	2.9%
Marvell Technology Group Ltd.	2.8%

Top Ten Total	42.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/11
	1 Year	5 Year	10 Year
Electronics Fund	-16.49%	-5.22%	-5.66%

S&P 500 Information Technology Index	2.41%	3.83%	2.25%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	December 31, 2011

ELECTRONICS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

SEMICONDUCTORS - 80.6%
Intel Corp.	14,004	$339,597
Texas Instruments, Inc.	5,941	172,943
Broadcom Corp. — Class A*	4,137	121,462
Altera Corp.	2,897	107,479
Analog Devices, Inc.	2,760	98,753
NVIDIA Corp.*	6,464	89,591
Xilinx, Inc.	2,728	87,460
Marvell Technology Group Ltd.*	6,279	86,964
Maxim Integrated Products, Inc.	3,173	82,625
Microchip Technology, Inc.	2,217	81,209
Avago Technologies Ltd.	2,790	80,519
Linear Technology Corp.	2,628	78,919
Micron Technology, Inc.*	12,508	78,675
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5,941	76,698
Advanced Micro Devices, Inc.*	11,302	61,031
Atmel Corp.*	7,230	58,563
ARM Holdings plc ADR	2,114	58,494
ON Semiconductor Corp.*	7,549	58,278
Skyworks Solutions, Inc.*	3,425	55,553
Netlogic Microsystems, Inc.*	1,107	54,874
Cypress Semiconductor Corp.*	2,966	50,096
Cree, Inc.*	2,181	48,069
LSI Corp.*	8,005	47,630
Silicon Laboratories, Inc.*	891	38,687
Fairchild Semiconductor International, Inc. — Class A*	3,184	38,335
RF Micro Devices, Inc.*	6,998	37,789
Cavium, Inc.*	1,306	37,130
PMC - Sierra, Inc.*	6,420	35,374
Intersil Corp. — Class A	3,276	34,201
Cirrus Logic, Inc.*	1,993	31,589
Microsemi Corp.*	1,753	29,363
Rambus, Inc.*	3,683	27,807
Semtech Corp.*	1,113	27,625
Omnivision Technologies, Inc.*	2,159	26,415
Hittite Microwave Corp.*	481	23,752

Total Semiconductors		2,463,549

SEMICONDUCTOR EQUIPMENT - 15.7%
Applied Materials, Inc.	10,752	115,154
KLA-Tencor Corp.	1,808	87,236
Lam Research Corp.*	1,833	67,858
ASML Holding N.V. ADR	1,367	57,127
Teradyne, Inc.*	3,601	49,082
Novellus Systems, Inc.*	1,151	47,525
GT Advanced Technologies, Inc.*	4,226	30,596
Veeco Instruments, Inc.*	1,213	25,230

Total Semiconductor Equipment		479,808

ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
First Solar, Inc.*	1,872	63,199

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
FEI Co.*	819	33,399

Total Common Stocks (Cost $1,731,583)		3,039,955

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$26,683	26,683

Total Repurchase Agreement (Cost $26,683)		26,683

Total Investments – 100.4% (Cost $1,758,266)		$3,066,638

Liabilities & Other Assets – (0.4)%		(13,435)

Total Net Assets – 100.0%		$3,053,203

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc	— Public Limited Company

36	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $1,731,583)	$3,039,955
Repurchase agreements, at value (cost $26,683)	26,683

Total Investments (cost $1,758,266)	3,066,638
Receivables:
Fund shares sold	4,782
Dividends	380

Total assets	3,071,800

LIABILITIES:
Payable for:
Management fees	2,640
Transfer agent and administrative fees	777
Investor service fees	777
Portfolio accounting fees	310
Fund shares redeemed	39
Miscellaneous	14,054

Total liabilities	18,597

NET ASSETS	$3,053,203

NET ASSETS CONSIST OF:
Paid in capital	$6,561,848
Undistributed net investment income	1
Accumulated net realized loss on investments	(4,817,018)
Net unrealized appreciation on investments	1,308,372

Net assets	$3,053,203

Capital shares outstanding	1,070,473
Net asset value per share	$2.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $ 58)	$85,979
Interest	21

Total investment income	86,000

EXPENSES:
Management fees	70,185
Transfer agent and administrative fees	20,642
Investor service fees	20,642
Portfolio accounting fees	8,257
Trustees’ fees*	772
Custodian fees	2,077
Miscellaneous	19,305

Total expenses	141,880

Net investment loss	(55,880)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	196,056

Net realized gain	196,056

Net change in unrealized appreciation (depreciation) on:
Investments	(1,419,617)

Net change in unrealized appreciation (depreciation)	(1,419,617)

Net realized and unrealized loss	(1,223,561)

Net decrease in net assets resulting from operations	$(1,279,441)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	37

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(55,880)	$(56,906)
Net realized gain on investments	196,056	2,944,930
Net change in unrealized appreciation (depreciation) on investments	(1,419,617)	(4,689,536)

Net decrease in net assets resulting from operations	(1,279,441)	(1,801,512)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(2,395,856)	(1,609,036)

Total distributions to shareholders	(2,395,856)	(1,609,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	73,680,860	137,613,070
Distributions reinvested	2,395,856	1,609,036
Cost of shares redeemed	(78,586,680)	(151,602,331)

Net decrease from capital share transactions	(2,509,964)	(12,380,225)

Net decrease in net assets	(6,185,261)	(15,790,773)

NET ASSETS:
Beginning of year	9,238,464	25,029,237

End of year	$3,053,203	$9,238,464

Undistributed net investment income at end of year	$1	$—

CAPITAL SHARE ACTIVITY:
Shares sold	8,879,944	12,576,972
Shares issued from reinvestment of distributions	788,110	183,890
Shares redeemed	(9,576,853)	(13,916,768)

Net increase (decrease) in shares	91,201	(1,155,906)

38	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$9.43	$11.72	$6.82	$13.67	$14.02

Income (loss) from investment operations:
Net investment loss[a]	(.06)	(.05)	(.02)	(.02)	(.11)
Net gain (loss) on investments (realized and unrealized)	(1.16)	.92	4.92	(6.83)	(.24)

Total from investment operations	(1.22)	.87	4.90	(6.85)	(.35)

Less distributions from:
Net realized gains	(5.36)	(3.16)	—	—	—

Total distributions	(5.36)	(3.16)	—	—	—

Net asset value, end of period	$2.85	$9.43	$11.72	$6.82	$13.67

Total Return[b]	(16.49%)	9.55%	71.85%	(50.11%)	(2.50%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,053	$9,238	$25,029	$1,877	$2,943

Ratios to average net assets:
Net investment loss	(0.68%)	(0.46%)	(0.19%)	(0.15%)	(0.73%)
Total expenses	1.72%	1.64%	1.64%	1.61%	1.59%

Portfolio turnover rate	859%	958%	445%	940%	1,009%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Better growth expectations in high-demand countries like the U.S. and China pushed the price of oil higher in 2011—rising above $100 per barrel in the spring for the first time in more than two years after the Mid East uprisings, then falling abruptly after debt woes began to hamper expectations for economic growth. For the year, the price of a barrel of oil rose about 8%. The price of natural gas was also pushed down by plentiful supply and a milder start to winter. The sector is expected to remain volatile as global political uncertainties affect supply and concerns remain about the strength of the global economy.

For the year ended December 31, 2011, Energy Fund returned -5.85%, compared with the 2.11% increase in the S&P 500® Index*. Within the sector, the segment most sensitive to changes in the price of oil, Energy Equipment & Services, accounted for only about 25% of the holdings, but was the leading detractor from return.

Exxon Mobil Corp., El Paso Corp. and Chevron Corp. were the most significant positive contributors to Fund performance for the year. Stocks detracting most from performance were Alpha Natural Resources, Inc., Petrobras Petroleo Brasileiro and Peabody Energy Corp.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.1%
Chevron Corp.	4.4%
ConocoPhillips	3.0%
Schlumberger Ltd.	2.8%
Occidental Petroleum Corp.	2.7%
Anadarko Petroleum Corp.	1.9%
Apache Corp.	1.8%
Halliburton Co.	1.7%
National Oilwell Varco, Inc.	1.6%
Kinder Morgan, Inc.	1.6%

Top Ten Total	27.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

40	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/11
	1 Year	5 Year	10 Year
Energy Fund	-5.85%	2.22%	9.31%

S&P 500 Energy Index	4.72%	4.68%	11.66%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	December 31, 2011
ENERGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.7%
OIL & GAS EXPLORATION & PRODUCTION - 31.8%
Anadarko Petroleum Corp.	7,112	$542,859
Apache Corp.	5,707	516,940
EOG Resources, Inc.	4,577	450,880
Devon Energy Corp.	7,075	438,650
Marathon Oil Corp.	13,984	409,312
Noble Energy, Inc.	3,895	367,649
Chesapeake Energy Corp.	14,545	324,208
Continental Resources, Inc.*	4,618	308,067
Pioneer Natural Resources Co.	3,362	300,832
Southwestern Energy Co.*	8,776	280,305
Range Resources Corp.	4,476	277,243
Canadian Natural Resources Ltd.	7,268	271,605
Concho Resources, Inc.*	2,884	270,375
Cabot Oil & Gas Corp.	3,338	253,354
Equities Corp.	4,576	250,719
Talisman Energy, Inc.	18,831	240,095
Nexen, Inc.	15,016	238,905
Encana Corp.	12,759	236,424
Penn West Petroleum Ltd.	10,926	216,335
Denbury Resources, Inc.*	13,891	209,754
Whiting Petroleum Corp.*	4,475	208,938
Plains Exploration & Production Co.*	5,625	206,550
QEP Resources, Inc.	6,792	199,006
Cimarex Energy Co.	3,182	196,966
Newfield Exploration Co.*	5,165	194,875
SM Energy Co.	2,664	194,738
CNOOC Ltd. ADR	1,107	193,371
Ultra Petroleum Corp.*	6,166	182,699
Energen Corp.	3,429	171,450
Oasis Petroleum, Inc.*	4,991	145,188
Energy XXI Bermuda Ltd.*	4,428	141,165
Berry Petroleum Co. — Class A	3,350	140,767
Kodiak Oil & Gas Corp.*	14,810	140,695
Rosetta Resources, Inc.*	3,210	139,635
EXCO Resources, Inc.	12,699	132,705
McMoRan Exploration Co.*	9,110	132,550
Forest Oil Corp.*	7,576	102,655

Total Oil & Gas Exploration & Production		9,228,464

INTEGRATED OIL & GAS - 27.7%
Exxon Mobil Corp.	21,109	1,789,199
Chevron Corp.	11,962	1,272,757
ConocoPhillips	11,861	864,311
Occidental Petroleum Corp.	8,325	780,052
Petroleo Brasileiro S.A. ADR	16,562	411,566
Hess Corp.	6,931	393,681
BP plc ADR	7,914	338,244
Suncor Energy, Inc.	10,732	309,404
Murphy Oil Corp.	5,367	299,157
Total S.A. ADR	5,657	289,129
Royal Dutch Shell plc ADR	3,927	287,024
PetroChina Company Ltd. ADR	1,839	228,606
Statoil ASA ADR	8,430	215,892
Cenovus Energy, Inc.	6,465	214,638
ENI SpA ADR	5,020	207,175
SandRidge Energy, Inc.*	20,695	168,871

Total Integrated Oil & Gas		8,069,706

OIL & GAS EQUIPMENT & SERVICES - 18.0%
Schlumberger Ltd.	11,862	810,293
Halliburton Co.	14,718	507,918
National Oilwell Varco, Inc.	6,910	469,811
Baker Hughes, Inc.	8,458	411,397
FMC Technologies, Inc.*	6,192	323,408
Cameron International Corp.*	6,309	310,340
Weatherford International Ltd.*	20,319	297,470
Tenaris S.A. ADR	6,126	227,765
Core Laboratories N.V.	1,828	208,301
Oceaneering International, Inc.	4,256	196,329
Oil States International, Inc.*	2,353	179,699
Dresser-Rand Group, Inc.*	3,285	163,954
McDermott International, Inc.*	12,880	148,249
Complete Production
Services, Inc.*	4,373	146,758
Dril-Quip, Inc.*	2,152	141,645
Key Energy Services, Inc.*	9,140	141,396
Tidewater, Inc.	2,840	140,012
Superior Energy Services, Inc.*	4,792	136,284
CARBO Ceramics, Inc.	1,078	132,950
Lufkin Industries, Inc.	1,870	125,870

Total Oil & Gas Equipment & Services		5,219,849

OIL & GAS DRILLING - 7.8%
Seadrill Ltd.	10,211	338,801
Transocean Ltd.	8,259	317,063
Ensco plc ADR	5,219	244,875
Diamond Offshore Drilling, Inc.	4,364	241,155
Noble Corp.*	7,934	239,765
Helmerich & Payne, Inc.	3,845	224,394
Nabors Industries Ltd.*	11,214	194,451
Rowan Companies, Inc.*	5,605	170,000
Patterson-UTI Energy, Inc.	7,990	159,640
Atwood Oceanics, Inc.*	3,576	142,289

Total Oil & Gas Drilling		2,272,433

42	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
ENERGY FUND

	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION - 6.4%
Kinder Morgan, Inc.	14,200	$456,814
El Paso Corp.	15,172	403,120
Spectra Energy Corp.	12,827	394,430
Williams Companies, Inc.	11,797	389,537
Southern Union Co.	4,799	202,086

Total Oil & Gas Storage & Transportation		1,845,987

OIL & GAS REFINING & MARKETING - 4.4%
Valero Energy Corp.	14,216	299,247
Marathon Petroleum Corp.	8,897	296,181
HollyFrontier Corp.	8,604	201,334
Sunoco, Inc.	4,648	190,661
Tesoro Corp.*	6,964	162,679
World Fuel Services Corp.	3,601	151,170

Total Oil & Gas Refining & Marketing		1,301,272

COAL & CONSUMABLE FUELS - 3.6%
Peabody Energy Corp.	7,925	262,397
Consol Energy, Inc.	6,938	254,625
Cameco Corp.	11,865	214,163
Alpha Natural Resources, Inc.*	9,260	189,182
Arch Coal, Inc.	10,444	151,542

Total Coal & Consumable Fuels		1,071,909

Total Common Stocks
(Cost $ 17,099,947)		29,009,620

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.2%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$53,047	53,047

Total Repurchase Agreement
(Cost $ 53,047)		53,047

Total Investments – 99.9%
(Cost $ 17,152,994)		$29,062,667

Other Assets, Less Liabilities – 0.1%		22,567

Total Net Assets – 100.0%		$29,085,234

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR	— American Depositary Receipt
plc	— Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	43

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $ 17,099,947)	$29,009,620
Repurchase agreements, at value
(cost $ 53,047)	53,047

Total Investments (cost $ 17,152,994)	29,062,667
Receivables:
Securities sold	612,506
Dividends	21,382
Fund shares sold	3,732
Foreign taxes reclaim	775

Total assets	29,701,062

LIABILITIES:
Payable for:
Fund shares redeemed	513,390
Management fees	20,715
Transfer agent and administrative fees	6,093
Investor service fees	6,093
Portfolio accounting fees	2,437
Miscellaneous	67,100

Total liabilities	615,828

NET ASSETS	$29,085,234

NET ASSETS CONSIST OF:
Paid in capital	$18,284,576
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,109,015)
Net unrealized appreciation on investments	11,909,673

Net assets	$29,085,234

Capital shares outstanding	994,699
Net asset value per share	$29.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $ 14,239)	$581,875
Interest	86

Total investment income	581,961

EXPENSES:
Management fees	356,598
Transfer agent and administrative fees	104,882
Investor service fees	104,882
Portfolio accounting fees	41,952
Custodian fees	10,738
Trustees’ fees*	4,197
Miscellaneous	94,002

Total expenses	717,251

Net investment loss	(135,290)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,854,215

Net realized gain	2,854,215

Net change in unrealized appreciation (depreciation) on:
Investments	(5,949,151)

Net change in unrealized appreciation (depreciation)	(5,949,151)

Net realized and unrealized loss	(3,094,936)

Net decrease in net assets resulting from operations	$(3,230,226)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(135,290)	$(68,475)
Net realized gain on investments	2,854,215	2,318,529
Net change in unrealized appreciation (depreciation) on investments	(5,949,151)	2,393,456

Net increase (decrease) in net assets resulting from operations	(3,230,226)	4,643,510

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(171,009)
Net realized gains	(185,047)	—

Total distributions to shareholders	(185,047)	(171,009)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	105,623,486	88,163,634
Distributions reinvested	185,047	171,009
Cost of shares redeemed	(115,720,648)	(89,747,360)

Net decrease from capital share transactions	(9,912,115)	(1,412,717)

Net increase (decrease) in net assets	(13,327,388)	3,059,784

NET ASSETS:
Beginning of year	42,412,622	39,352,838

End of year	$29,085,234	$42,412,622

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	3,266,516	3,291,280
Shares issued from reinvestment of distributions	6,036	5,981
Shares redeemed	(3,635,324)	(3,432,168)

Net decrease in shares	(362,772)	(134,907)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	45

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$31.24	$26.37	$20.49	$39.83	$33.14

Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.05)	.11	(.03)	(.11)
Net gain (loss) on investments (realized and unrealized)	(1.72)	5.06	7.73	(18.29)	11.01

Total from investment operations	(1.82)	5.01	7.84	(18.32)	10.90

Less distributions from:
Net investment income	—	(.14)	—	—	—
Net realized gains	(.18)	—	(1.96)	(1.02)	(4.21)

Total distributions	(.18)	(.14)	(1.96)	(1.02)	(4.21)

Net asset value, end of period	$29.24	$31.24	$26.37	$20.49	$39.83

Total Return[b]	(5.85%)	19.05%	38.50%	(46.03%)	33.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,085	$42,413	$39,353	$30,843	$101,458

Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.20%)	0.48%	(0.08%)	(0.27%)
Total expenses	1.71%	1.65%	1.65%	1.60%	1.58%

Portfolio turnover rate	197%	224%	206%	154%	217%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

46	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Better growth expectations in high-demand countries like the U.S. and China pushed the price of oil higher in 2011—rising above $100 per barrel in the spring for the first time in more than two years after the Mid East uprisings, then falling abruptly after debt woes began to hamper expectations for economic growth. For the year, the price of a barrel of oil rose about 8%. The sector is expected to remain volatile as global political uncertainties affect supply and concerns remain about the strength of the global economy.

For the year ended December 31, 2011, Energy Services Fund returned -9.29%, compared with the S&P 500® Index*, which gained 2.11%. The energy equipment and services holdings in this Fund, which makes up 98% of the portfolio and typically are particularly sensitive to the price of oil, accounted for most of the Fund’s return for the period.

FMC Technologies, Inc., Oceaneering International, Inc. and Pride International were the Fund’s best-performing stocks for the year. The Fund’s worst-performing holdings included Transocean Ltd., Schlumberger Ltd. and Weatherford International Ltd.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	9.4%
Halliburton Co.	5.9%
National Oilwell Varco, Inc.	5.3%
Tenaris S.A. ADR	4.8%
Baker Hughes, Inc.	4.6%
Seadrill Ltd.	3.9%
FMC Technologies, Inc.	3.6%
Transocean Ltd.	3.6%
Cameron International Corp.	3.5%
Weatherford International Ltd.	3.4%

Top Ten Total	48.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

48	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Energy Services Fund	-9.29%	1.54%	8.52%

S&P 500 Energy Index	4.72%	4.68%	11.66%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	December 31, 2011

ENERGY SERVICES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

OIL & GAS EQUIPMENT & SERVICES - 71.9%
Schlumberger Ltd.	28,267	$1,930,919
Halliburton Co.	35,045	1,209,403
National Oilwell Varco, Inc.	16,067	1,092,395
Tenaris S.A. ADR	26,659	991,182
Baker Hughes, Inc.	19,665	956,506
FMC Technologies, Inc.*	14,401	752,164
Cameron International Corp.*	14,674	721,814
Weatherford International Ltd.*	48,403	708,620
Core Laboratories N.V.	4,166	474,716
Oceaneering International, Inc.	9,904	456,871
Oil States International, Inc.*	5,461	417,057
Dresser-Rand Group, Inc.*	7,641	381,362
McDermott International, Inc.*	30,688	353,219
Complete Production Services, Inc.*	10,162	341,037
Key Energy Services, Inc.*	21,349	330,269
Dril-Quip, Inc.*	4,995	328,771
Tidewater, Inc.	6,610	325,873
CARBO Ceramics, Inc.	2,586	318,931
Superior Energy Services, Inc.*	11,152	317,163
RPC, Inc.	16,951	309,356
Lufkin Industries, Inc.	4,257	286,539
SEACOR Holdings, Inc.*	3,174	282,359
Bristow Group, Inc.	5,769	273,393
Helix Energy Solutions Group, Inc.*	16,612	262,470
Hornbeck Offshore Services, Inc.*	6,632	205,725
ION Geophysical Corp.*	32,188	197,312
Basic Energy Services, Inc.*	9,913	195,286
Gulfmark Offshore, Inc. — Class A*	3,740	157,117
Exterran Holdings, Inc.*	12,913	117,508
Newpark Resources, Inc.*	11,985	113,857

Total Oil & Gas Equipment & Services		14,809,194

OIL & GAS DRILLING - 27.6%
Seadrill Ltd.	24,319	806,904
Transocean Ltd.	19,297	740,812
Ensco plc ADR	14,010	657,349
Diamond Offshore Drilling, Inc.	10,160	561,442
Noble Corp.*	18,467	558,073
Helmerich & Payne, Inc.	8,945	522,030
Nabors Industries Ltd.*	26,725	463,411
Rowan Companies, Inc.*	13,032	395,260
Patterson-UTI Energy, Inc.	18,592	371,468
Atwood Oceanics, Inc.*	8,340	331,849
Unit Corp.*	6,643	308,235

Total Oil & Gas Drilling		5,716,833

Total Common Stocks (Cost $10,436,558)		20,526,027

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$161,879	161,879

Total Repurchase Agreement (Cost $161,879)		161,879

Total Investments – 100.3%
(Cost $10,598,437)		$20,687,906

Liabilities & Other Assets - (0.3)%		(61,082)

Total Net Assets – 100.0%		$20,626,824

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

50	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $10,436,558)	$20,526,027
Repurchase agreements, at value (cost $161,879)	161,879

Total Investments (cost $10,598,437)	20,687,906
Receivables:
Fund shares sold	744,958
Dividends	7,120

Total assets	21,439,984

LIABILITIES:
Payable for:
Securities purchased	579,585
Fund shares redeemed	149,860
Management fees	15,040
Transfer agent and administrative fees	4,423
Investor service fees	4,423
Portfolio accounting fees	1,770
Miscellaneous	58,059

Total liabilities	813,160

NET ASSETS	$20,626,824

NET ASSETS CONSIST OF:
Paid in capital	$11,539,499
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,002,144)
Net unrealized appreciation on investments	10,089,469

Net assets	$20,626,824

Capital shares outstanding	927,913
Net asset value per share	$22.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,029)	$359,614
Interest	80

Total investment income	359,694

EXPENSES:
Management fees	304,631
Transfer agent and administrative fees	89,597
Investor service fees	89,597
Portfolio accounting fees	35,839
Custodian fees	9,016
Trustees’ fees*	3,701
Miscellaneous	80,618

Total expenses	612,999

Net investment loss	(253,305)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,067,467

Net realized gain	3,067,467

Net change in unrealized appreciation (depreciation) on:
Investments	(7,053,096)

Net change in unrealized appreciation (depreciation)	(7,053,096)

Net realized and unrealized loss	(3,985,629)

Net decrease in net assets resulting from operations	$(4,238,934)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	51

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(253,305)	$(206,473)
Net realized gain on investments	3,067,467	5,650,800
Net change in unrealized appreciation (depreciation) on investments	(7,053,096)	(1,061,538)

Net increase (decrease) in net assets resulting from operations	(4,238,934)	4,382,789

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(2,664,613)	—

Total distributions to shareholders	(2,664,613)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	98,253,456	111,238,890
Distributions reinvested	2,664,613	—
Cost of shares redeemed	(114,857,530)	(115,652,133)

Net decrease from capital share transactions	(13,939,461)	(4,413,243)

Net decrease in net assets	(20,843,008)	(30,454)

NET ASSETS:
Beginning of year	41,469,832	41,500,286

End of year	$20,626,824	$41,469,832

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	3,453,798	4,873,240
Shares issued from reinvestment of distributions	112,336	—
Shares redeemed	(4,136,421)	(5,264,620)

Net decrease in shares	(570,287)	(391,380)

52	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$27.68	$21.96	$14.18	$38.67	$29.79

Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.15)	(.06)	(.28)	(.34)
Net gain (loss) on investments (realized and unrealized)	(2.18)	5.87	8.89	(21.79)	11.37

Total from investment operations	(2.38)	5.72	8.83	(22.07)	11.03

Less distributions from:
Net realized gains	(3.07)	—	(1.05)	(2.42)	(2.15)

Total distributions	(3.07)	—	(1.05)	(2.42)	(2.15)

Net asset value, end of period	$22.23	$27.68	$21.96	$14.18	$38.67

Total Return[b]	(9.29%)	26.05%	62.42%	(57.60%)	37.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,627	$41,470	$41,500	$21,598	$95,917

Ratios to average net assets:
Net investment loss	(0.71%)	(0.66%)	(0.30%)	(0.78%)	(0.91%)
Total expenses	1.71%	1.65%	1.65%	1.60%	1.58%

Portfolio turnover rate	199%	307%	247%	122%	193%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

The Financials sector, like many others, experienced considerable volatility over 2011, mostly due to fears of contagion related to the troubles of European banks and that region’s sovereign debt crisis. In the U.S., investors in the sector are still cautious about the impact of housing issues, new regulations around proprietary trading and limits on credit card fees. Nonetheless, the U.S. economy is displaying resilience in surveys of employment, consumer credit and manufacturing, all of which are supporting growth in loan demand. Fears of the impact of lower interest rates and volatile equity markets have checked performance of some insurers, while capital market activity remains subdued. REITs have benefited from slow but steady economic growth and slowly improving fundamentals for U.S. commercial real estate.

For the year ended December 31, 2011, Financial Services Fund returned -14.92%, while the S&P 500® Index* gained 2.11% over the same period. In the sector, the capital markets industry was the largest detractor from return. The REITs industry was the main contributor to return.

Simon Property Group, Inc., Public Storage and Discover Financial Services contributed the most to Fund performance during the year. Bank of America Corp., Goldman Sachs Group, Inc. and Citigroup, Inc. detracted most from Fund performance for the period.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.2%
Wells Fargo & Co.	2.9%
JPMorgan Chase & Co.	2.7%
Citigroup, Inc.	2.0%
Bank of America Corp.	1.8%
American Express Co.	1.7%
U.S. Bancorp	1.7%
American International Group, Inc.	1.5%
Goldman Sachs Group, Inc.	1.5%
Simon Property Group, Inc.	1.5%

Top Ten Total	20.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

54	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Financial Services Fund	-14.92%	-13.25%	-2.71%

S&P 500 Financials Index	-17.06%	-16.90%	-4.61%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	December 31, 2011

FINANCIAL SERVICES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

DIVERSIFIED BANKS - 15.8%
Wells Fargo & Co.	5,693	$156,899
U.S. Bancorp	3,423	92,592
Itau Unibanco Holding S.A. ADR	3,053	56,664
Banco Bradesco S.A. ADR	3,020	50,374
Royal Bank of Canada	938	47,801
HSBC Holdings plc ADR	1,243	47,358
ICICI Bank Ltd. ADR	1,781	47,072
Toronto-Dominion Bank	622	46,532
Bank of Montreal	819	44,889
Credicorp Ltd.	410	44,883
Banco Santander Brasil S.A. ADR	5,410	44,037
Banco Santander S.A. ADR	5,756	43,285
Barclays plc ADR	3,902	42,883
HDFC Bank Ltd. ADR	1,630	42,836
New York Community Bancorp, Inc.	2,398	29,663
Comerica, Inc.	1,120	28,896

Total Diversified Banks		866,664

PROPERTY & CASUALTY INSURANCE - 10.3%
Berkshire Hathaway, Inc. — Class B*	2,287	174,498
Travelers Companies, Inc.	1,084	64,140
ACE Ltd.	884	61,986
Chubb Corp.	815	56,414
Allstate Corp.	1,759	48,214
Progressive Corp.	2,329	45,439
XL Group plc - Class A	1,622	32,067
Cincinnati Financial Corp.	939	28,602
WR Berkley Corp.	814	27,994
Axis Capital Holdings Ltd.	830	26,527

Total Property & Casualty Insurance		565,881

ASSET MANAGEMENT & CUSTODY BANKS - 8.3%
BlackRock, Inc. — Class A	409	72,900
Bank of New York Mellon Corp.	3,223	64,170
Franklin Resources, Inc.	603	57,924
State Street Corp.	1,404	56,595
T. Rowe Price Group, Inc.	860	48,977
Ameriprise Financial, Inc.	901	44,726
Northern Trust Corp.	993	39,382
Invesco Ltd.	1,919	38,553
Affiliated Managers Group, Inc.*	304	29,169

Total Asset Management & Custody Banks		452,396

LIFE & HEALTH INSURANCE - 7.4%
MetLife, Inc.	2,347	73,180
Prudential Financial, Inc.	1,275	63,903
Aflac, Inc.	1,322	57,190
Manulife Financial Corp.	4,118	43,733
China Life Insurance Company Ltd. ADR	1,160	42,885
Principal Financial Group, Inc.	1,447	35,596
Unum Group	1,498	31,563
Lincoln National Corp.	1,613	31,325
Torchmark Corp.	612	26,555

Total Life & Health Insurance		405,930

OTHER DIVERSIFIED FINANCIAL SERVICES - 7.3%
JPMorgan Chase & Co.	4,403	146,400
Citigroup, Inc.	4,230	111,291
Bank of America Corp.	17,563	97,650
ING Groep N.V. ADR*	6,070	43,522

Total Other Diversified Financial Services		398,863

REGIONAL BANKS - 6.4%
PNC Financial Services Group, Inc.	1,249	72,030
BB&T Corp.	2,195	55,248
Fifth Third Bancorp	3,490	44,393
M&T Bank Corp.	528	40,308
SunTrust Banks, Inc.	2,270	40,179
KeyCorp	4,619	35,520
CIT Group, Inc.*	975	33,998
Huntington Bancshares, Inc.	5,214	28,625

Total Regional Banks		350,301

SPECIALIZED REIT’S - 5.8%
Public Storage	475	63,869
HCP, Inc.	1,311	54,315
Ventas, Inc.	950	52,374
Health Care REIT, Inc.	778	42,424
Host Hotels & Resorts, Inc.	2,838	41,917
Plum Creek Timber Company, Inc.	863	31,551
Rayonier, Inc.	690	30,795

Total Specialized REIT’s		317,245

RETAIL REIT’S - 4.7%
Simon Property Group, Inc.	626	80,717
General Growth Properties, Inc.	3,265	49,040
Macerich Co.	662	33,497
Kimco Realty Corp.	2,058	33,422
Federal Realty Investment Trust	339	30,764
Realty Income Corp.	795	27,793

Total Retail REIT’s		255,233

INVESTMENT BANKING & BROKERAGE - 4.3%
Goldman Sachs Group, Inc.	922	83,377
Morgan Stanley	4,595	69,522
Charles Schwab Corp.	4,179	47,056
TD Ameritrade Holding Corp.	2,354	36,840

Total Investment Banking & Brokerage		236,795

56	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
FINANCIAL SERVICES FUND

	SHARES	VALUE
CONSUMER FINANCE - 4.2%
American Express Co.	1,980	$93,397
Capital One Financial Corp.	1,284	54,300
Discover Financial Services	1,915	45,960
SLM Corp.	2,525	33,835

Total Consumer Finance		227,492

SPECIALIZED FINANCE - 3.7%
CME Group, Inc. — Class A	201	48,978
IntercontinentalExchange, Inc.*	313	37,732
Moody’s Corp.	1,025	34,522
NYSE Euronext	1,237	32,286
NASDAQ OMX Group, Inc.*	1,074	26,324
MSCI, Inc. — Class A*	760	25,027

Total Specialized Finance		204,869

RESIDENTIAL REIT’S - 3.4%
Equity Residential	945	53,893
AvalonBay Communities, Inc.	358	46,755
UDR, Inc.	1,230	30,873
Essex Property Trust, Inc.	200	28,102
Camden Property Trust	450	28,008

Total Residential REIT’s		187,631

MULTI-LINE INSURANCE - 3.1%
American International Group, Inc.*	3,647	84,610
Loews Corp.	1,299	48,907
Hartford Financial Services Group, Inc.	2,125	34,531

Total Multi-Line Insurance		168,048

OFFICE REIT’S - 2.6%
Boston Properties, Inc.	502	49,999
Digital Realty Trust, Inc.	511	34,068
SL Green Realty Corp.	466	31,054
Alexandria Real Estate Equities, Inc.	397	27,381

Total Office REIT’s		142,502

DIVERSIFIED CAPITAL MARKETS - 2.5%
Deutsche Bank AG	1,284	48,612
Credit Suisse Group AG ADR	1,888	44,330
UBS AG*	3,681	43,546

Total Diversified Capital Markets		136,488

INSURANCE BROKERS - 1.9%
Marsh & McLennan Companies, Inc.	1,683	53,217
Aon Corp.	1,073	50,216

Total Insurance Brokers		103,433

REINSURANCE - 1.5%
Arch Capital Group Ltd.*	770	28,667
Everest Re Group Ltd.	328	27,582
PartnerRe Ltd.	415	26,647

Total Reinsurance		82,896

MORTGAGE REIT’S - 1.5%
Annaly Capital Management, Inc.	3,077	49,109
American Capital Agency Corp.	1,118	31,393

Total Mortgage REIT’s		80,502

DIVERSIFIED REIT’S - 0.9%
Vornado Realty Trust	643	49,421

INDUSTRIAL REIT’S - 0.9%
ProLogis, Inc.	1,656	47,345

FOREST PRODUCTS - 0.8%
Weyerhaeuser Co.	2,287	42,698

REAL ESTATE OPERATING COMPANIES - 0.7%
Brookfield Office Properties, Inc.	2,300	35,972

MULTI-SECTOR HOLDINGS - 0.5%
Leucadia National Corp.	1,319	29,994

REAL ESTATE SERVICES - 0.5%
CBRE Group, Inc. — Class A*	1,865	28,385

THRIFTS & MORTGAGE FINANCE - 0.5%
People’s United Financial, Inc.	2,122	27,268

Total Common Stocks (Cost $4,426,629)		5,444,252

	FACE
	AMOUNT
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$25,773	25,773

Total Repurchase Agreement (Cost $25,773)		25,773

Total Investments - 100.0% (Cost $4,452,402)		$5,470,025

Liabilities, Less Cash & Other Assets – 0.0%		(1,279)

Total Net Assets – 100.0%		$5,468,746

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR	— American Depositary Receipt
plc	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	57

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $4,426,629)	$5,444,252
Repurchase agreements, at value (cost $25,773)	25,773

Total Investments (cost $4,452,402)	5,470,025
Cash	15,120
Receivables:
Fund shares sold	223,280
Dividends	12,231
Foreign taxes reclaim	100

Total assets	5,720,756

LIABILITIES:
Payable for:
Securities purchased	235,227
Management fees	3,449
Transfer agent and administrative fees	1,015
Investor service fees	1,015
Portfolio accounting fees	406
Fund shares redeemed	278
Miscellaneous	10,620

Total liabilities	252,010

NET ASSETS	$5,468,746

NET ASSETS CONSIST OF:
Paid in capital	$13,015,181
Undistributed net investment income	16,526
Accumulated net realized loss on investments	(8,580,584)
Net unrealized appreciation on investments	1,017,623

Net assets	$5,468,746

Capital shares outstanding	423,591
Net asset value per share	$12.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$126,463
Interest	15

Total investment income	126,478

EXPENSES:
Management fees	54,640
Transfer agent and administrative fees	16,070
Investor service fees	16,070
Portfolio accounting fees	6,428
Custodian fees	1,595
Trustees’ fees*	677
Miscellaneous	14,471

Total expenses	109,951

Net investment income	16,527

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,183,704

Net realized gain	1,183,704

Net change in unrealized appreciation (depreciation) on:
Investments	(1,829,377)

Net change in unrealized appreciation (depreciation)	(1,829,377)

Net realized and unrealized loss	(645,673)

Net decrease in net assets resulting from operations	$(629,146)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,527	$9,373
Net realized gain on investments	1,183,704	1,334,873
Net change in unrealized appreciation (depreciation) on investments	(1,829,377)	(1,424,557)

Net decrease in net assets resulting from operations	(629,146)	(80,311)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,742)	(72,499)

Total distributions to shareholders	(4,742)	(72,499)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	37,530,772	74,034,490
Distributions reinvested	4,742	72,499
Cost of shares redeemed	(39,328,618)	(83,221,418)

Net decrease from capital share transactions	(1,793,104)	(9,114,429)

Net decrease in net assets	(2,426,992)	(9,267,239)

NET ASSETS:
Beginning of year	7,895,738	17,162,977

End of year	$5,468,746	$7,895,738

Undistributed net investment income at end of year	$16,526	$9,374

CAPITAL SHARE ACTIVITY:
Shares sold	2,649,675	5,212,942
Shares issued from reinvestment of distributions	367	5,038
Shares redeemed	(2,746,295)	(5,974,984)

Net decrease in shares	(96,253)	(757,004)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	59

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$15.19	$13.44	$11.41	$21.96	$32.18

Income (loss) from investment operations:
Net investment income[a]	.04	.01	.06	.32	.28
Net gain (loss) on investments (realized and unrealized)	(2.31)	1.91	2.19	(10.87)	(6.23)

Total from investment operations	(2.27)	1.92	2.25	(10.55)	(5.95)

Less distributions from:
Net investment income	(.01)	(.17)	(.22)	—	(.66)
Net realized gains	—	—	—	—	(3.61)

Total distributions	(.01)	(.17)	(.22)	—	(4.27)

Net asset value, end of period	$12.91	$15.19	$13.44	$11.41	$21.96

Total Return[b]	(14.92%)	14.36%	19.68%	(48.04%)	(18.80%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,469	$7,896	$17,163	$8,307	$17,508

Ratios to average net assets:
Net investment income	0.26%	0.09%	0.54%	1.87%	0.90%
Total expenses	1.71%	1.64%	1.64%	1.61%	1.59%

Portfolio turnover rate	528%	617%	357%	422%	525%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

60	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Legislative and judicial action, or absence of it, in Washington continued to affect performance of the health care sector. Some of the more important coming events are possible deficit reduction, the Supreme Court’s review of the individual mandate, a key part of the 2010 health care law, and the 2012 presidential election. As a traditionally defensive sector, health care has benefited from concern over the strength of the U.S. and global recovery. It is also being supported by the solid balance sheets and growing dividends of many companies in the sector, as well as cash balances that could help increase the level of mergers and acquisitions.

For the year ended December 31, 2011, Health Care Fund rose 4.69%, compared with a 2.11% gain for the S&P 500® Index*.

The biggest positive contributors to Fund performance included pharmaceuticals and biotechnology. Life sciences tools industry was the largest detractor from Fund return.

The year’s top-performing holdings were Pfizer, Inc., Bristol-Myers Squibb Co. and UnitedHealth Group, Inc., while Human Genome Sciences, Inc., Dendreon Corp. and Hospira, Inc. were the Fund’s weakest performers for the period.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	4.1%
Pfizer, Inc.	4.0%
Merck & Company, Inc.	3.4%
Abbott Laboratories	2.9%
Amgen, Inc.	2.4%
Bristol-Myers Squibb Co.	2.4%
UnitedHealth Group, Inc.	2.3%
Eli Lilly & Co.	2.2%
Medtronic, Inc.	2.0%
Teva Pharmaceutical Industries Ltd. ADR	1.9%

Top Ten Total	27.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

62	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Health Care Fund	4.69%	2.11%	3.42%

S&P 500 Health Care Index	12.73%	2.81%	2.24%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	December 31, 2011
HEALTH CARE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%

PHARMACEUTICALS - 33.9%
Johnson & Johnson	10,050	$659,079
Pfizer, Inc.	29,631	641,215
Merck & Company, Inc.	14,154	533,606
Abbott Laboratories	8,168	459,287
Bristol-Myers Squibb Co.	10,917	384,715
Eli Lilly & Co.	8,312	345,447
Teva Pharmaceutical Industries Ltd. ADR	7,272	293,498
Allergan, Inc.	2,949	258,745
Novartis AG ADR	2,622	149,900
Mylan, Inc.*	6,981	149,812
GlaxoSmithKline plc ADR	3,225	147,157
Sanofi ADR	4,012	146,598
Perrigo Co.	1,486	144,588
Valeant Pharmaceuticals International, Inc.*	3,044	142,124
Forest Laboratories, Inc.*	4,617	139,710
AstraZeneca plc ADR	2,939	136,046
Watson Pharmaceuticals, Inc.*	2,195	132,446
Hospira, Inc.*	3,706	112,551
Warner Chilcott plc — Class A*	6,319	95,606
Endo Pharmaceuticals Holdings, Inc.*	2,655	91,677
Salix Pharmaceuticals Ltd.*	1,773	84,838
Questcor Pharmaceuticals, Inc.*	1,850	76,923
Medicis Pharmaceutical Corp. — Class A	2,130	70,823

Total Pharmaceuticals		5,396,391

HEALTH CARE EQUIPMENT - 16.7%
Medtronic, Inc.	8,347	319,273
Baxter International, Inc.	5,152	254,921
Covidien plc	5,121	230,496
Stryker Corp.	4,372	217,332
Intuitive Surgical, Inc.*	459	212,522
Becton Dickinson and Co.	2,622	195,916
Zimmer Holdings, Inc.*	2,962	158,230
St. Jude Medical, Inc.	4,610	158,123
Boston Scientific Corp.*	25,560	136,490
Edwards Lifesciences Corp.*	1,921	135,815
Varian Medical Systems, Inc.*	1,997	134,059
CR Bard, Inc.	1,538	131,499
CareFusion Corp.*	4,640	117,902
Hologic, Inc.*	6,060	106,111
ResMed, Inc.*	3,748	95,199
MAKO Surgical Corp.*	1,930	48,655

Total Health Care Equipment		2,652,543

BIOTECHNOLOGY - 15.5%
Amgen, Inc.	6,026	386,929
Gilead Sciences, Inc.*	6,667	272,880
Celgene Corp.*	4,008	270,941
Biogen Idec, Inc.*	2,284	251,354
Alexion Pharmaceuticals, Inc.*	2,566	183,469
Pharmasset, Inc.*	1,230	157,686
Vertex Pharmaceuticals, Inc.*	4,051	134,534
Regeneron Pharmaceuticals, Inc.*	2,010	111,414
BioMarin Pharmaceutical, Inc.*	2,850	97,983
Onyx Pharmaceuticals, Inc.*	1,980	87,021
United Therapeutics Corp.*	1,806	85,334
Cubist Pharmaceuticals, Inc.*	1,970	78,051
Cepheid, Inc.*	2,150	73,982
Seattle Genetics, Inc.*	4,040	67,529
Ariad Pharmaceuticals, Inc.*	5,280	64,680
Human Genome Sciences, Inc.*	8,038	59,401
Dendreon Corp.*	6,940	52,744
InterMune, Inc.*	2,830	35,658

Total Biotechnology		2,471,590

MANAGED HEALTH CARE - 9.9%
UnitedHealth Group, Inc.	7,204	365,099
WellPoint, Inc.	3,536	234,260
Aetna, Inc.	4,627	195,213
Humana, Inc.	2,089	183,017
Cigna Corp.	3,959	166,278
Coventry Health Care, Inc.*	3,298	100,160
Healthspring, Inc.*	1,700	92,718
AMERIGROUP Corp.*	1,450	85,666
Centene Corp.*	1,820	72,054
WellCare Health Plans, Inc.*	1,350	70,875

Total Managed Health Care		1,565,340

HEALTH CARE SERVICES - 6.6%
Express Scripts, Inc.*	5,016	224,165
Medco Health Solutions, Inc.*	4,006	223,935
Quest Diagnostics, Inc.	2,579	149,737
Laboratory Corporation of America Holdings*	1,681	144,516
DaVita, Inc.*	1,730	131,151
Omnicare, Inc.	2,848	98,114
HMS Holdings Corp.*	2,520	80,590

Total Health Care Services		1,052,208

LIFE SCIENCES TOOLS & SERVICES - 6.6%
Thermo Fisher Scientific, Inc.*	4,428	199,127
Agilent Technologies, Inc.*	4,990	174,301
Life Technologies Corp.*	3,320	129,181
Waters Corp.*	1,688	124,996
Mettler-Toledo International, Inc.*	700	103,397
Illumina, Inc.*	3,360	102,413
Covance, Inc.*	1,789	81,793
PerkinElmer, Inc.	3,806	76,120
Charles River Laboratories International, Inc.*	2,070	56,573

Total Life Sciences Tools & Services		1,047,901

64	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
HEALTH CARE FUND

	SHARES	VALUE
HEALTH CARE DISTRIBUTORS - 4.7%
McKesson Corp.	2,674	$208,331
Cardinal Health, Inc.	4,443	180,430
AmerisourceBergen Corp. - Class A	4,110	152,851
Henry Schein, Inc.*	1,840	118,551
Patterson Companies, Inc.	2,997	88,471

Total Health Care Distributors		748,634

HEALTH CARE TECHNOLOGY - 2.4%
Cerner Corp.*	2,616	160,230
Allscripts Healthcare Solutions, Inc.*	4,955	93,848
Quality Systems, Inc.	1,970	72,870
athenahealth, Inc.*	1,180	57,962

Total Health Care Technology		384,910

HEALTH CARE FACILITIES - 2.0%
HCA Holdings, Inc.*	7,240	159,497
Universal Health Services, Inc. - Class B	2,486	96,606
Community Health Systems, Inc.*	3,500	61,075

Total Health Care Facilities		317,178

HEALTH CARE SUPPLIES - 1.3%
DENTSPLY International, Inc.	3,042	106,440
Cooper Companies, Inc.	1,290	90,971

Total Health Care Supplies		197,411

Total Common Stocks (Cost $11,069,095)		15,834,106

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 – 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$112,126	112,126

Total Repurchase Agreement (Cost $112,126)		112,126

Total Investments – 100.3% (Cost $11,181,221)		$15,946,232

Liabilities & Other Assets – (0.3)%		(44,818)

Total Net Assets – 100.0%		$15,901,414

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	65

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011
ASSETS:
Investments, at value (cost $11,069,095)	$15,834,106
Repurchase agreements, at value (cost $112,126)	112,126

Total Investments (cost $11,181,221)	15,946,232
Receivables:
Securities sold	715,056
Dividends	14,117
Foreign taxes reclaim	592

Total assets	16,675,997

LIABILITIES:
Payable for:
Fund shares redeemed	727,465
Management fees	11,314
Transfer agent and administrative fees	3,327
Investor service fees	3,327
Portfolio accounting fees	1,331
Miscellaneous	27,819

Total liabilities	774,583

NET ASSETS	$15,901,414

NET ASSETS CONSIST OF:
Paid in capital	$22,012,012
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,875,609)
Net unrealized appreciation on investments	4,765,011

Net assets	$15,901,414

Capital shares outstanding	539,302
Net asset value per share	$29.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2011
INVESTMENT INCOME:
Dividends	$235,059
Interest	23

Total investment income	235,082

EXPENSES:
Management fees	150,173
Transfer agent and administrative fees	44,168
Investor service fees	44,168
Portfolio accounting fees	17,667
Printing expenses	16,105
Professional fees	15,872
Custodian fees	4,642
Trustees’ fees*	1,759
Miscellaneous	5,124

Total expenses	299,678

Net investment loss	(64,596)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,549,036)

Net realized loss	(1,549,036)

Net change in unrealized appreciation (depreciation) on:
Investments	903,682

Net change in unrealized appreciation (depreciation)	903,682

Net realized and unrealized loss	(645,354)

Net decrease in net assets resulting from operations	$(709,950)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(64,596)	$(29,554)
Net realized gain (loss) on investments	(1,549,036)	2,801,248
Net change in unrealized appreciation (depreciation) on investments	903,682	(2,390,384)

Net increase (decrease) in net assets resulting from operations	(709,950)	381,310

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(41,798)
Total distributions to shareholders	—	(41,798)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	79,291,791	92,694,576
Distributions reinvested	—	41,798
Cost of shares redeemed	(74,008,811)	(108,643,765)

Net increase (decrease) from capital share transactions	5,282,980	(15,907,391)

Net increase (decrease) in net assets	4,573,030	(15,567,879)

NET ASSETS:
Beginning of year	11,328,384	26,896,263

End of year	$15,901,414	$11,328,384

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,625,350	3,454,463
Shares issued from reinvestment of distributions	—	1,534
Shares redeemed	(2,488,334)	(4,070,687)

Net increase (decrease) in shares	137,016	(614,690)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	67

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$28.16	$26.45	$21.22	$29.61	$28.41

Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.04)	.04	— [b]	(.01)
Net gain (loss) on investments (realized and unrealized)	1.44	1.83	5.19	(7.40)	1.73

Total from investment operations	1.33	1.79	5.23	(7.40)	1.72

Less distributions from:
Net investment income	—	(.08)	—	—	—
Net realized gains	—	—	—	(.99)	(.52)

Total distributions	—	(.08)	—	(.99)	(.52)

Net asset value, end of period	$29.49	$28.16	$26.45	$21.22	$29.61

Total Return[c]	4.69%	6.77%	24.65%	(24.86%)	6.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,901	$11,328	$26,896	$35,778	$37,521

Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.15%)	0.17%	(0.01%)	(0.02%)
Total expenses	1.70%	1.64%	1.67%	1.62%	1.59%

Portfolio turnover rate	358%	455%	301%	266%	424%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

68	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2011, Internet Fund returned -11.92%, compared with a gain of 2.11% for the S&P 500® Index*. Within the sector, communications equipment and internet software and services were the biggest detractors from Fund performance. Only the media segment contributed to performance.

Google, Inc. Time Warner, Inc. and Baidu, Inc. added the most to Fund performance for the year, while Research in Motion Ltd., Netflix, Inc. and Juniper Networks, Inc. detracted most from Fund performance for the year.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	10.0%
Cisco Systems, Inc.	6.7%
QUALCOMM, Inc.	6.6%
Amazon.com, Inc.	6.0%
Baidu, Inc. ADR	4.7%
eBay, Inc.	4.2%
Time Warner, Inc.	4.2%
Priceline.com, Inc.	3.4%
Yahoo!, Inc.	3.2%
Broadcom Corp. — Class A	2.8%

Top Ten Total	51.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

70	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Internet Fund	-11.92%	1.43%	2.29%

S&P 500 Information Technology Index	2.41%	3.83%	2.25%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	December 31, 2011
INTERNET FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

INTERNET SOFTWARE & SERVICES - 45.7%
Google, Inc. — Class A*	771	$497,989
Baidu, Inc. ADR*	2,013	234,454
eBay, Inc.*	7,007	212,522
Yahoo!, Inc.*	9,914	159,913
Akamai Technologies, Inc.*	2,823	91,126
LinkedIn Corp. — Class A*	1,366	86,072
VeriSign, Inc.	2,257	80,620
Rackspace Hosting, Inc.*	1,839	79,095
Equinix, Inc.*	757	76,760
Sina Corp.*	1,412	73,424
IAC/InterActiveCorp.	1,510	64,326
MercadoLibre, Inc.	798	63,473
Sohu.com, Inc.*	1,005	50,250
WebMD Health Corp. — Class A*	1,247	46,825
AOL, Inc.*	2,849	43,020
j2 Global, Inc.	1,459	41,056
ValueClick, Inc.*	2,483	40,448
RightNow Technologies, Inc.*	941	40,209
Open Text Corp.*	777	39,736
VistaPrint N.V.*	1,181	36,139
Ancestry.com, Inc.*	1,524	34,991
Monster Worldwide, Inc.*	4,243	33,647
Youku, Inc. ADR*	2,133	33,424
OpenTable, Inc.*	761	29,778
Constant Contact, Inc.*	1,216	28,223
Digital River, Inc.*	1,720	25,834
Earthlink, Inc.	3,670	23,635
Travelzoo, Inc.*	798	19,615

Total Internet Software & Services		2,286,604

COMMUNICATIONS EQUIPMENT - 20.6%
Cisco Systems, Inc.	18,436	333,323
QUALCOMM, Inc.	6,070	332,029
Juniper Networks, Inc.*	5,814	118,664
Research In Motion Ltd.*	7,325	106,213
F5 Networks, Inc.*	941	99,859
Ciena Corp.*	3,302	39,954

Total Communications Equipment		1,030,042

INTERNET RETAIL - 13.1%
Amazon.com, Inc.*	1,723	298,251
Priceline.com, Inc.*	365	170,714
Netflix, Inc.*	949	65,756
Expedia, Inc.	1,662	48,231
TripAdvisor, Inc.*	1,662	41,899
Shutterfly, Inc.*	1,335	30,385

Total Internet Retail		655,236

SYSTEMS SOFTWARE - 7.9%
Symantec Corp.*	7,421	116,139
Check Point Software Technologies Ltd.*	2,123	111,542
Red Hat, Inc.*	2,170	89,599
BMC Software, Inc.*	2,407	78,902

Total Systems Software		396,182

MOVIES & ENTERTAINMENT - 4.2%
Time Warner, Inc.	5,768	208,456

APPLICATION SOFTWARE - 4.1%
Intuit, Inc.	2,565	134,893
TIBCO Software, Inc.*	2,916	69,722

Total Application Software		204,615

SEMICONDUCTORS - 2.8%
Broadcom Corp. — Class A*	4,734	138,990

INVESTMENT BANKING & BROKERAGE - 1.1%
E*Trade Financial Corp.*	6,792	54,064

Total Common Stocks (Cost $2,787,185)		4,974,189

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$42,947	42,947

Total Repurchase Agreement (Cost $42,947)		42,947

Total Investments – 100.4% (Cost $2,830,132)		$5,017,136

Liabilities & Other Assets – (0.4)%		(18,684)

Total Net Assets – 100.0%		$4,998,452
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

72	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $2,787,185)	$4,974,189
Repurchase agreements, at value (cost $42,947)	42,947

Total Investments (cost $2,830,132)	5,017,136
Receivables:
Fund shares sold	261,614
Dividends	69

Total assets	5,278,819

LIABILITIES:
Payable for:
Securities purchased	257,318
Management fees	3,736
Transfer agent and administrative fees	1,099
Investor service fees	1,099
Portfolio accounting fees	439
Fund shares redeemed	63
Miscellaneous	16,613

Total liabilities	280,367

NET ASSETS	$4,998,452

NET ASSETS CONSIST OF:
Paid in capital	$2,626,160
Undistributed net investment income	—
Accumulated net realized gain on investments	185,288
Net unrealized appreciation on investments	2,187,004

Net assets	$4,998,452

Capital shares outstanding	287,828
Net asset value per share	$17.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $73)	$32,554
Interest	26

Total investment income	32,580

EXPENSES:
Management fees	81,968
Transfer agent and administrative fees	24,108
Investor service fees	24,108
Portfolio accounting fees	9,643
Custodian fees	2,331
Trustees’ fees*	1,023
Miscellaneous	22,063

Total expenses	165,244

Net investment loss	(132,664)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,360,224

Net realized gain	2,360,224

Net change in unrealized appreciation (depreciation) on:
Investments	(3,423,162)

Net change in unrealized appreciation (depreciation)	(3,423,162)

Net realized and unrealized loss	(1,062,938)

Net decrease in net assets resulting from operations	$(1,195,602)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	73

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(132,664)	$(171,105)
Net realized gain on investments	2,360,224	4,259,443
Net change in unrealized appreciation (depreciation) on investments	(3,423,162)	(2,874,173)

Net increase (decrease) in net assets resulting from operations	(1,195,602)	1,214,165

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	33,417,673	59,419,024
Cost of shares redeemed	(44,009,352)	(74,207,349)

Net decrease from capital share transactions	(10,591,679)	(14,788,325)

Net decrease in net assets	(11,787,281)	(13,574,160)
NET ASSETS:
Beginning of year	16,785,733	30,359,893

End of year	$4,998,452	$16,785,733

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	1,701,066	3,439,213
Shares redeemed	(2,264,933)	(4,448,309)

Net decrease in shares	(563,867)	(1,009,096)

74	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$19.71	$16.32	$9.84	$17.85	$16.17

Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.19)	(.19)	(.16)	(.05)
Net gain (loss) on investments (realized and unrealized)	(2.07)	3.58	6.67	(7.85)	1.73

Total from investment operations	(2.34)	3.39	6.48	(8.01)	1.68

Net asset value, end of period	$17.37	$19.71	$16.32	$9.84	$17.85

Total Return[b]	(11.92%)	20.77%	65.85%	(44.87%)	10.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,998	$16,786	$30,360	$2,405	$24,937

Ratios to average net assets:
Net investment loss	(1.38%)	(1.15%)	(1.36%)	(1.07%)	(0.29%)
Total expenses	1.71%	1.66%	1.64%	1.60%	1.54%

Portfolio turnover rate	321%	401%	274%	341%	432%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Positive, yet slow, economic growth helped this sector, along with an accommodative Federal Reserve and easing commodity prices, all of which gave a boost to spending and stemmed fears of another recession. Retailers are also benefiting from some pricing power due to lean inventories. Continuing weakness in job and housing markets could eventually impact spending.

For the year ended December 31, 2011, Leisure Fund rose 2.45%, compared with a gain of 2.11% for the S&P 500® Index*. Within the sector, the media industry contributed most of the Fund’s return for the year. Electronic equipment and instruments was the weakest segment.

Among the stocks that contributed the most to the Fund’s annual performance were McDonald’s Corp., Starbucks Corp. and News Corp. Royal Caribbean Cruises Ltd., Carnival Corp. and WMS Industries, Inc. were the Fund’s weakest holdings for the period.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings
(% of Total Net Assets)
Philip Morris International, Inc.	4.9%
McDonald’s Corp.	4.3%
Walt Disney Co.	3.6%
Altria Group, Inc.	3.3%
Comcast Corp. — Class A	3.2%
News Corp. — Class A	2.9%
Time Warner, Inc.	2.6%
Las Vegas Sands Corp.	2.6%
Starbucks Corp.	2.5%
DIRECTV — Class A	2.3%

Top Ten Total	32.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

76	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Leisure Fund	2.45%	-1.96%	4.24%

S&P 500 Consumer Discretionary Index	6.13%	2.02%	3.82%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS	December 31, 2011

LEISURE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
RESTAURANTS - 15.8%
McDonald’s Corp.	2,467	$247,514
Starbucks Corp.	3,150	144,932
Yum! Brands, Inc.	2,152	126,990
Chipotle Mexican Grill, Inc. — Class A*	253	85,448
Darden Restaurants, Inc.	1,336	60,895
Panera Bread Co. — Class A*	364	51,488
Brinker International, Inc.	1,372	36,715
Wendy’s Co.	6,630	35,537
Domino’s Pizza, Inc.*	1,024	34,765
Cheesecake Factory, Inc.*	1,080	31,698
Buffalo Wild Wings, Inc.*	420	28,354
BJ’s Restaurants, Inc.*	609	27,600

Total Restaurants		911,936

MOVIES & ENTERTAINMENT - 13.4%
Walt Disney Co.	5,493	205,988
News Corp. — Class A	9,468	168,909
Time Warner, Inc.	4,132	149,330
Viacom, Inc. — Class B	2,749	124,832
Cinemark Holdings, Inc.	2,025	37,442
Regal Entertainment Group — Class A	2,716	32,429
Live Nation Entertainment, Inc.*	3,708	30,813
DreamWorks Animation SKG, Inc. — Class A*	1,689	28,029

Total Movies & Entertainment		777,772

CABLE & SATELLITE - 12.5%
Comcast Corp. — Class A	7,914	187,641
DIRECTV — Class A*	3,151	134,737
Time Warner Cable, Inc.	1,732	110,103
DISH Network Corp. — Class A	3,121	88,886
Liberty Global, Inc. — Class A*	2,008	82,388
Virgin Media, Inc.	2,778	59,394
Cablevision Systems Corp. — Class A	4,087	58,117

Total Cable & Satellite		721,266

TOBACCO - 11.9%
Philip Morris International, Inc.	3,626	284,569
Altria Group, Inc.	6,340	187,981
Reynolds American, Inc.	2,874	119,041
Lorillard, Inc.	845	96,330

Total Tobacco		687,921

CASINOS & GAMING - 8.8%
Las Vegas Sands Corp.*	3,464	148,017
Wynn Resorts Ltd.	839	92,701
Melco Crown Entertainment Ltd. ADR*	7,965	76,623
MGM Resorts International*	5,666	59,096
International Game Technology	3,346	57,551
Penn National Gaming, Inc.*	1,129	42,981
Bally Technologies, Inc.*	820	32,439

Total Casinos & Gaming		509,408

HOTELS, RESORTS & CRUISE LINES - 7.6%
Carnival Corp.	3,759	122,694
Starwood Hotels & Resorts Worldwide, Inc.	1,618	77,615
Marriott International, Inc. — Class A	2,648	77,242
Wyndham Worldwide Corp.	1,623	61,398
Royal Caribbean Cruises Ltd.	2,237	55,411
Ctrip.com International Ltd. ADR*	1,885	44,109

Total Hotels, Resorts & Cruise Lines		438,469

BROADCASTING - 7.2%

CBS Corp. — Class B	4,054	110,026
Discovery Communications, Inc. — Class A*	2,457	100,663
Liberty Media Corp. — Liberty Capital — Class A*	983	76,723
Grupo Televisa SAB ADR	3,207	67,539
Scripps Networks Interactive, Inc. — Class A	1,487	63,079

Total Broadcasting		418,030

PUBLISHING - 5.2%
Thomson Reuters Corp.	4,352	116,068
McGraw-Hill Companies, Inc.	1,997	89,805
Gannett Company, Inc.	3,259	43,573
Meredith Corp.	899	29,352
Valassis Communications, Inc.*	1,168	22,461

Total Publishing		301,259

BREWERS - 3.8%
Cia de Bebidas das
Americas ADR	2,154	77,738
Anheuser-Busch InBev N.V. ADR	1,228	74,896
Molson Coors Brewing Co. — Class B	1,585	69,011

Total Brewers		221,645

DISTILLERS & VINTNERS - 3.6%
Brown-Forman Corp. — Class B	1,036	83,408
Beam, Inc.	1,376	70,493
Constellation Brands, Inc. — Class A*	2,502	51,716

Total Distillers & Vintners		205,617

LEISURE PRODUCTS - 3.5%
Mattel, Inc.	2,676	74,286
Hasbro, Inc.	1,517	48,377

78	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
LEISURE FUND

	SHARES	VALUE
Polaris Industries, Inc.	838	$46,911
Brunswick Corp.	1,795	32,418

Total Leisure Products		201,992

HOME ENTERTAINMENT SOFTWARE - 3.1%
Activision Blizzard, Inc.	7,526	92,720
Electronic Arts, Inc.*	3,040	62,624
Take-Two Interactive Software, Inc.*	1,909	25,867

Total Home Entertainment Software		181,211

LEISURE FACILITIES - 1.8%
Six Flags Entertainment Corp.	909	37,487
Life Time Fitness, Inc.*	741	34,642
Vail Resorts, Inc.	704	29,821

Total Leisure Facilities		101,950

MOTORCYCLE MANUFACTURERS - 1.3%
Harley-Davidson, Inc.	1,923	74,747

Total Common Stocks (Cost $3,971,734)		5,753,223

WARRANTS†† - 0.0%
Krispy Kreme Doughnuts, Inc. $12.21, 03/02/12*	311	6

Total Warrants (Cost $—)		6

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$37,676	37,676

Total Repurchase Agreement (Cost $37,676)		37,676

Total Investments - 100.2% (Cost $4,009,410)		$5,790,905

Liabilities & Other Assets - (0.2)%		(10,464)

Total Net Assets - 100.0%		$5,780,441

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	79

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $3,971,734)	$5,753,229
Repurchase agreements, at value (cost $37,676)	37,676

Total Investments (cost $4,009,410)	5,790,905
Receivables:
Securities sold	372,039
Dividends	13,005

Total assets	6,175,949

LIABILITIES:
Payable for:
Fund shares redeemed	375,482
Management fees	4,004
Transfer agent and administrative fees	1,178
Investor service fees	1,178
Portfolio accounting fees	471
Miscellaneous	13,195

Total liabilities	395,508

NET ASSETS	$5,780,441

NET ASSETS CONSIST OF:
Paid in capital	$6,124,271
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,125,325)
Net unrealized appreciation on investments	1,781,495

Net assets	$5,780,441

Capital shares outstanding	104,001
Net asset value per share	$55.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $886)	$113,903
Interest	17

Total investment income	113,920

EXPENSES:
Management fees	64,065
Transfer agent and administrative fees	18,843
Investor service fees	18,843
Portfolio accounting fees	7,537
Custodian fees	1,813
Trustees’ fees*	788
Miscellaneous	16,761

Total expenses	128,650

Net investment loss	(14,730)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,929,662

Net realized gain	1,929,662

Net change in unrealized appreciation (depreciation) on:
Investments	(1,983,276)

Net change in unrealized appreciation (depreciation)	(1,983,276)

Net realized and unrealized loss	(53,614)

Net decrease in net assets resulting from operations	$(68,344)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(14,730)	$(40,585)
Net realized gain (loss) on investments	1,929,662	(1,009,911)
Net change in unrealized appreciation (depreciation) on investments	(1,983,276)	1,621,887

Net increase (decrease) in net assets resulting from operations	(68,344)	571,391

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(10,939)

Total distributions to shareholders	—	(10,939)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	19,529,796	69,465,152
Distributions reinvested	—	10,939
Cost of shares redeemed	(26,622,629)	(68,816,762)

Net increase (decrease) from capital share transactions	(7,092,833)	659,329

Net increase (decrease) in net assets	(7,161,177)	1,219,781

NET ASSETS:
Beginning of year	12,941,618	11,721,837

End of year	$5,780,441	$12,941,618

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	343,829	1,466,653
Shares issued from reinvestment of distributions	—	209
Shares redeemed	(478,364)	(1,509,693)

Net decrease in shares	(134,535)	(42,831)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	81

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008[c]	Year Ended December 31, 2007[c]
Per Share Data
Net asset value, beginning of period	$54.25	$41.66	$30.47	$636.60	$785.70

Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.14)	.06	(1.07)	(1.20)
Net gain (loss) on investments (realized and unrealized)	1.44	12.78	11.13	(347.66)	(15.30)

Total from investment operations	1.33	12.64	11.19	(348.73)	(16.50)

Less distributions from:
Net investment income	—	(.05)	—	—	—
Net realized gains	—	—	—	(257.40)	(132.60)

Total distributions	—	(.05)	—	(257.40)	(132.60)
Net asset value, end of period	$55.58	$54.25	$41.66	$30.47	$636.60

Total Return[b]	2.45%	30.34%	36.72%	(49.09%)	(2.54%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,780	$12,942	$11,722	$1,601	$15,311

Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.30%)	0.17%	(0.26%)	(0.14%)
Total expenses	1.71%	1.65%	1.64%	1.61%	1.59%

Portfolio turnover rate	227%	468%	316%	255%	171%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Per share amounts for the year ended December 31, 2007 and the period January 1, 2008 through December 7, 2008 have been restated to reflect a 1:30 reverse split, effective December 8, 2008.

82	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Volatility in the precious metals markets defined much of 2011. Gold was around $1,300 an ounce at the beginning of 2011, when the global economy appeared to be strengthening. Then it jumped to almost $1,900 in August after the U.S. lost its triple-A credit rating on the heels of a congressional battle over debt and spending. Many investors, including hedge funds meeting redemptions and banks reducing holdings, sold gold later in the year, perhaps disappointed by its performance amid the continuing sovereign debt crisis in Europe. Still, the price of an ounce of gold finished 10% higher in 2011, completing 11 straight years of gains. Silver was also volatile, rising more than 80% in the first four months of the year to challenge the prior record price set in 1980. Prices then fell, and finished about 10% lower for the year.

For the year ended December 31, 2011, Precious Metals Fund returned -24.16%, compared with the 2.11% increase in the S&P 500® Index*. Metals and mining companies account for nearly all the portfolio.

Randgold Resources Ltd. ADS, Yamana Gold, Inc. and Pilot Gold, Inc. added the most to Fund performance during the year. Freeport-McMoRan Copper & Gold, Inc., Agnico-Eagle Mines Ltd. and Silver Wheaton Corp. detracted most from Fund performance.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	10.5%
Newmont Mining Corp.	7.3%
Barrick Gold Corp.	6.9%
Goldcorp, Inc.	5.7%
Silver Wheaton Corp.	5.2%
Yamana Gold, Inc.	4.5%
Agnico-Eagle Mines Ltd.	3.8%
Kinross Gold Corp.	3.6%
AngloGold Ashanti Ltd. ADR	3.4%
Southern Copper Corp.	3.2%

Top Ten Total	54.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

84	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Precious Metals Fund	-24.16%	2.80%	11.48%

S&P 500 Materials Index	-9.75%	1.76%	7.17%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	December 31, 2011
PRECIOUS METALS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%

GOLD - 63.3%
Newmont Mining Corp.	68,833	$4,130,668
Barrick Gold Corp.	86,535	3,915,709
Goldcorp, Inc.	73,037	3,231,887
Yamana Gold, Inc.	175,656	2,580,387
Agnico-Eagle Mines Ltd.	58,803	2,135,725
Kinross Gold Corp.	182,104	2,075,986
AngloGold Ashanti Ltd. ADR	45,540	1,933,173
Randgold Resources Ltd. ADR	17,853	1,822,791
Gold Fields Ltd. ADR	107,021	1,632,070
Royal Gold, Inc.	23,867	1,609,352
Eldorado Gold Corp.	111,651	1,530,735
IAMGOLD Corp.	86,313	1,368,061
Cia de Minas Buenaventura S.A. ADR	34,072	1,306,321
Harmony Gold Mining Company Ltd. ADR	96,394	1,122,026
Allied Nevada Gold Corp.*	34,768	1,052,775
AuRico Gold, Inc.*	122,606	982,074
New Gold, Inc.*	85,986	866,739
Jaguar Mining, Inc.*	128,356	818,911
US Gold Corp.*	225,625	758,100
Novagold Resources, Inc.*	78,169	662,873
Seabridge Gold, Inc.*	16,900	272,259
Golden Star Resources Ltd.*	157,780	260,337

Total Gold		36,068,959

PRECIOUS METALS & MINERALS - 20.5%
Silver Wheaton Corp.	102,825	2,977,812
Coeur d’Alene Mines Corp.*	57,744	1,393,940
Hecla Mining Co.	261,995	1,370,234
Stillwater Mining Co.*	118,884	1,243,527
Silver Standard Resources, Inc.*	86,405	1,194,117
Pan American Silver Corp.	52,103	1,136,367
Endeavour Silver Corp.*	101,624	986,769
Silvercorp Metals, Inc.	151,543	969,875
North American Palladium Ltd.*	83,697	213,427
Gold Resource Corp.	8,717	185,236

Total Precious Metals & Minerals		11,671,304

DIVERSIFIED METALS & MINING - 15.8%
Freeport-McMoRan Copper & Gold, Inc.	162,481	5,977,676
Southern Copper Corp.	60,827	1,835,759
Titanium Metals Corp.	80,289	1,202,729

Total Diversified Metals & Mining		9,016,164

Total Common Stocks (Cost $28,963,979)		56,756,427

	FACE AMOUNT	VALUE

REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$412,230	$412,230

Total Repurchase Agreement (Cost $412,230)		412,230

Total Investments – 100.3% (Cost $29,376,209)		$57,168,657

Liabilities & Other Assets – (0.3)%		(186,622)

Total Net Assets – 100.0%		$56,982,035

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

86	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

PRECIOUS METALS FUND STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value (cost $28,963,979)	$56,756,427
Repurchase agreements, at value (cost $412,230)	412,230

Total Investments (cost $29,376,209)	57,168,657
Receivables:
Securities sold	492,527
Dividends	24,232
Fund shares sold	3,859
Interest	17

Total assets	57,689,292

LIABILITIES:
Payable for:
Fund shares redeemed	490,939
Management fees	41,167
Transfer agent and administrative fees	13,722
Investor service fees	13,722
Portfolio accounting fees	5,489
Miscellaneous	142,218

Total liabilities	707,257

NET ASSETS	$56,982,035

NET ASSETS CONSIST OF:
Paid in capital	$34,365,449
Accumulated net investment loss	(434,262)
Accumulated net realized loss on investments	(4,741,618)
Net unrealized appreciation on investments	27,792,466

Net assets	$56,982,035

Capital shares outstanding	3,948,542
Net asset value per share	$14.43

STATEMENT OF OPERATIONS Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $41,265)	$939,211
Interest	190

Total investment income	939,401

EXPENSES:
Management fees	649,891
Transfer agent and administrative fees	216,631
Investor service fees	216,631
Portfolio accounting fees	86,651
Custodian fees	21,156
Trustees’ fees*	8,923
Miscellaneous	190,727

Total expenses	1,390,610

Net investment loss	(451,209)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,473,734
Foreign currency	216

Net realized gain	10,473,950

Net change in unrealized appreciation (depreciation) on:
Investments	(34,488,253)
Foreign currency	10

Net change in unrealized appreciation (depreciation)	(34,488,243)

Net realized and unrealized loss	(24,014,293)

Net decrease in net assets resulting from operations	$(24,465,502)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	87

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(451,209)	$(552,838)
Net realized gain on investments and foreign currency	10,473,950	5,270,919
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(34,488,243)	22,955,321

Net increase (decrease) in net assets resulting from operations	(24,465,502)	27,673,402

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(57,336)	(4,015)

Total distributions to shareholders	(57,336)	(4,015)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	183,853,930	240,075,819
Distributions reinvested	57,336	4,015
Cost of shares redeemed	(219,905,170)	(236,527,238)

Net increase (decrease) from capital share transactions	(35,993,904)	3,552,596

Net increase (decrease) in net assets	(60,516,742)	31,221,983
NET ASSETS:
Beginning of year	117,498,777	86,276,794

End of year	$56,982,035	$117,498,777

Accumulated net investment loss at end of year	$(434,262)	$(430,852)

CAPITAL SHARE ACTIVITY:
Shares sold	10,728,850	15,772,167
Shares issued from reinvestment of distributions	3,387	228
Shares redeemed	(12,955,325)	(15,859,244)

Net decrease in shares	(2,223,088)	(86,849)

88	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$19.04	$13.79	$9.24	$15.04	$12.58

Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.10)	(.13)	(.09)	(.10)
Net gain (loss) on investments (realized and unrealized)	(4.51)	5.35	4.68	(5.71)	2.56

Total from investment operations	(4.60)	5.25	4.55	(5.80)	2.46

Less distributions from:
Net investment income	(.01)	— [c]	—	—	—

Total distributions	(.01)	—	—	—	—

Net asset value, end of period	$14.43	$19.04	$13.79	$9.24	$15.04

Total Return[b]	(24.16%)	38.08%	49.24%	(38.56%)	19.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,982	$117,499	$86,277	$61,025	$91,613

Ratios to average net assets:
Net investment loss	(0.52%)	(0.66%)	(1.14%)	(0.66%)	(0.71%)
Total expenses	1.60%	1.56%	1.55%	1.50%	1.45%

Portfolio turnover rate	199%	234%	253%	228%	268%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Less than $0.01 per share.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Positive, yet slow, economic growth helped this sector, along with an accommodative Federal Reserve and easing commodity prices, all of which gave a boost to spending and stemmed fears of another recession. Retail sales rose 6.5% from November 2010 through November 2011, but momentum slowed in December 2011, a reaction to stagnating wage growth, economists said. Consumers have been dipping into savings to support spending since the summer, but that may not continue without more growth of jobs and wages.

For the year ended December 31, 2011, Retailing Fund rose 5.30%, compared with a gain of 2.11% for the S&P 500® Index*. Within the sector, heavily weighted specialty retail contributed most of the performance. Internet and catalog retail was the only industry detracting from performance.

Fund performance for the year benefited most from Wal-Mart Stores, Inc., TJX Companies, Inc. and Home Depot, Inc. Netflix, Inc., Staples, Inc. and Sears Holdings Corp. were the largest detractors from the Fund’s performance for the period.

*	Standard & Poor’s 500 Index (S&P 500V) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	7.0%
Amazon.com, Inc.	4.1%
Home Depot, Inc.	4.0%
CVS Caremark Corp.	3.6%
Costco Wholesale Corp.	2.9%
Lowe’s Companies, Inc.	2.8%
Target Corp.	2.8%
Walgreen Co.	2.6%
TJX Companies, Inc.	2.4%
Priceline.com, Inc.	2.3%

Top Ten Total	34.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

90	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Retailing Fund	5.30%	2.18%	4.16%

S&P 500 Consumer Discretionary Index	6.13%	2.02%	3.82%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	December 31, 2011
RETAILING FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

APPAREL RETAIL - 18.9%
TJX Companies, Inc.	4,918	$317,457
Limited Brands, Inc.	5,435	219,302
Ross Stores, Inc.	4,432	210,653
The Gap, Inc.	10,222	189,618
Urban Outfitters, Inc.*	4,820	132,839
Abercrombie & Fitch Co. — Class A	2,664	130,110
Foot Locker, Inc.	4,929	117,507
American Eagle Outfitters, Inc.	7,246	110,791
Guess?, Inc.	3,653	108,932
Ascena Retail Group, Inc.*	3,337	99,176
Buckle, Inc.	2,194	89,669
Chico’s FAS, Inc.	7,805	86,948
DSW, Inc. — Class A	1,907	84,308
Men’s Wearhouse, Inc.	2,541	82,354
Express, Inc.*	4,080	81,355
Genesco, Inc.*	1,270	78,410
ANN, Inc.*	2,958	73,299
Jos A. Bank Clothiers, Inc.*	1,476	71,970
Childrens Place Retail Stores, Inc.*	1,319	70,065
Aeropostale, Inc.*	4,401	67,115
Finish Line, Inc. — Class A	3,130	60,362

Total Apparel Retail		2,482,240

SPECIALTY STORES - 11.5%
Staples, Inc.	13,787	191,501
Tiffany & Co.	2,745	181,884
PetSmart, Inc.	3,027	155,255
Tractor Supply Co.	1,971	138,266
Dick’s Sporting Goods, Inc.	3,586	132,252
Sally Beauty Holdings, Inc.*	6,094	128,766
Signet Jewelers Ltd.	2,826	124,231
Ulta Salon Cosmetics & Fragrance, Inc.*	1,860	120,751
GNC Holdings, Inc. — Class A*	3,850	111,458
Cabela’s, Inc.*	3,383	85,996
Vitamin Shoppe, Inc.*	1,780	70,986
Hibbett Sports, Inc.*	1,502	67,860

Total Specialty Stores		1,509,206

HYPERMARKETS & SUPER CENTERS - 10.6%
Wal-Mart Stores, Inc.	15,399	920,244
Costco Wholesale Corp.	4,544	378,606
Pricesmart, Inc.	1,332	92,694

Total Hypermarkets & Super Centers		1,391,544

GENERAL MERCHANDISE STORES - 8.7%
Target Corp.	7,091	363,201
Dollar General Corp.*	5,662	232,935
Dollar Tree, Inc.*	2,392	198,799
Family Dollar Stores, Inc.	2,860	164,908
Big Lots, Inc.*	2,650	100,064
99 Cents Only Stores*	3,600	79,020

Total General Merchandise Stores		1,138,927

INTERNET RETAIL - 8.6%
Amazon.com, Inc.*	3,133	542,322
Priceline.com, Inc.*	655	306,350
Netflix, Inc.*	1,662	115,160
Expedia, Inc.	3,068	89,019
TripAdvisor, Inc.*	3,068	77,332

Total Internet Retail		1,130,183

DEPARTMENT STORES - 8.4%
Macy’s, Inc.	7,244	233,112
Kohl’s Corp.	4,430	218,621
Nordstrom, Inc.	4,156	206,595
JC Penney Company, Inc.	5,109	179,581
Dillard’s, Inc. — Class A	2,117	95,011
Sears Holdings Corp.*	2,757	87,617
Saks, Inc.*	8,266	80,594

Total Department Stores		1,101,131

AUTOMOTIVE RETAIL - 7.2%
AutoZone, Inc.*	689	223,904
O’Reilly Automotive, Inc.*	2,522	201,634
CarMax, Inc.*	5,426	165,384
AutoNation, Inc.*	3,914	144,309
Advance Auto Parts, Inc.	2,065	143,786
Group 1 Automotive, Inc.	1,340	69,412

Total Automotive Retail		948,429

HOME IMPROVEMENT RETAIL - 6.8%
Home Depot, Inc.	12,449	523,356
Lowe’s Companies, Inc.	14,339	363,924
Orchard Supply Hardware Stores Corp. — Class A*,†††,1	119	897

Total Home Improvement Retail		888,177

DRUG RETAIL - 6.2%
CVS Caremark Corp.	11,726	478,186
Walgreen Co.	10,235	338,369

Total Drug Retail		816,555

HOMEFURNISHING RETAIL - 4.5%
Bed Bath & Beyond, Inc.*	3,988	231,184
Williams-Sonoma, Inc.	3,259	125,472
Aaron’s, Inc.	3,337	89,031
Pier 1 Imports, Inc.*	5,617	78,245
Select Comfort Corp.*	3,340	72,445

Total Homefurnishing Retail		596,377

COMPUTER & ELECTRONICS RETAIL - 3.3%
Best Buy Company, Inc.	7,195	168,147
GameStop Corp. — Class A*	4,655	112,325
Rent-A-Center, Inc.	2,563	94,831
RadioShack Corp.	5,998	58,241

Total Computer & Electronics Retail		433,544

92	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
RETAILING FUND

	SHARES	VALUE
DISTRIBUTORS - 2.5%
Genuine Parts Co.	3,261	$199,573
LKQ Corp.*	4,414	132,773

Total Distributors		332,346

CATALOG RETAIL - 2.3%
Liberty Interactive Corp. — Class A*	12,421	201,407
HSN, Inc.	2,570	93,188

Total Catalog Retail		294,595

Total Common Stocks (Cost $9,850,519)		13,063,254

PREFERRED STOCKS†† - 0.0%
Orchard Supply Hardware — Class A*,†††,1,2	119	—

Total Preferred Stocks (Cost $6,131)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,3 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$95,139	95,139

Total Repurchase Agreement (Cost $95,139)		95,139

Total Investments - 100.2% (Cost $9,951,789)		$13,158,393

Liabilities & Other Assets - (0.2)%		(24,567)

Total Net Assets - 100.0%		$13,133,826

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Perpetual maturity.
[3]	Repurchase Agreement — See Note 5.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	93

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $9,856,650)	$13,063,254
Repurchase agreements, at value (cost $95,139)	95,139

Total Investments (cost $9,951,789)	13,158,393
Receivables:
Securities sold	550,424
Fund shares sold	31,273
Dividends	14,106

Total assets	13,754,196

LIABILITIES:
Overdraft due to custodian bank	453
Payable for:
Fund shares redeemed	591,240
Management fees	8,958
Transfer agent and administrative fees	2,634
Investor service fees	2,634
Portfolio accounting fees	1,054
Miscellaneous	13,397

Total liabilities	620,370

NET ASSETS	$13,133,826

NET ASSETS CONSIST OF:
Paid in capital	$12,153,154
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,225,932)
Net unrealized appreciation on investments	3,206,604

Net assets	$13,133,826

Capital shares outstanding	917,554
Net asset value per share	$14.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$122,511
Interest	14

Total investment income	122,525

EXPENSES:
Management fees	69,945
Transfer agent and administrative fees	20,572
Investor service fees	20,572
Portfolio accounting fees	8,229
Custodian fees	2,065
Trustees’ fees*	784
Miscellaneous	17,189

Total expenses	139,356

Net investment loss	(16,831)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(21,705)

Net realized loss	(21,705)

Net change in unrealized appreciation (depreciation) on:
Investments	20,796

Net change in unrealized appreciation (depreciation)	20,796

Net realized and unrealized loss	(909)

Net decrease in net assets resulting from operations	$(17,740)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(16,831)	$(29,541)
Net realized gain (loss) on investments	(21,705)	2,072,295)
Net change in unrealized appreciation (depreciation) on investments	20,796	(1,447,985)

Net increase (decrease) in net assets resulting from operations	(17,740)	594,769

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	68,024,037	82,623,625
Cost of shares redeemed	(64,349,394)	(89,229,867)

Net increase (decrease) from capital share transactions	3,674,643	(6,606,242)

Net increase (decrease) in net assets	3,656,903	(6,011,473)

NET ASSETS:
Beginning of year	9,476,923	15,488,396

End of year	$13,133,826	$9,476,923

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	4,836,611	6,993,103
Shares redeemed	(4,616,407)	(7,722,176)

Net increase (decrease) in shares	220,204	(729,073)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	95

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$13.59	$10.86	$7.53	$11.27	$29.78

Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.03)	(.02)	(.02)	(.24)
Net gain (loss) on investments (realized and unrealized)	.75	2.76	3.35	(3.70)	(2.95)

Total from investment operations	.72	2.73	3.33	(3.72)	(3.19)

Less distributions from:
Net realized gains	—	—	—	(.02)	(15.32)

Total distributions	—	—	—	(.02)	(15.32)

Net asset value, end of period	$14.31	$13.59	$10.86	$7.53	$11.27

Total Return[b]	5.30%	25.14%	44.22%	(32.95%)	(12.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,134	$9,477	$15,488	$13,621	$4,651

Ratios to average net assets:
Net investment loss	(0.20%)	(0.24%)	(0.19%)	(0.17%)	(0.81%)
Total expenses	1.69%	1.65%	1.65%	1.62%	1.60%

Portfolio turnover rate	621%	616%	470%	460%	182%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

96	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Technology stocks underperformed the broader market due a range of factors, including inventory worries, management turnover and supply chain concerns in Japan and Thailand. In addition, demand in consumer-related electronics and public-sector spending has been weak. The sector could benefit if investors focus on fundamentals, as companies in the sector offer healthy balance sheets and growing dividends.

For the year ended December 31, 2011, Technology Fund returned -9.20%, compared with a gain of 2.11% for the S&P 500® Index*. Within the sector, software, semiconductors and communications equipment accounted for most all the loss for the year. IT services was the largest contributor to return.

Top-contributing stocks were Apple, Inc., International Business Machines Corp. and MasterCard, Inc., while Research in Motion Ltd., Hewlett-Packard Co. and First Solar, Inc. were the weakest-performing technology stocks for the period.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.9%
International Business Machines Corp.	3.6%
Google, Inc. — Class A	3.6%
Microsoft Corp.	3.6%
Intel Corp.	2.8%
Oracle Corp.	2.6%
Cisco Systems, Inc.	2.4%
QUALCOMM, Inc.	2.4%
Visa, Inc. — Class A	2.1%
Hewlett-Packard Co.	1.7%

Top Ten Total	29.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

98	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns* Periods Ended 12/31/11
	1 Year	5 Year	10 Year
Technology Fund	-9.20%	-0.94%	0.34%

S&P 500 Information Technology Index	2.41%	3.83%	2.25%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	December 31, 2011

TECHNOLOGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.7%

SEMICONDUCTORS - 15.6%
Intel Corp.	11,358	$275,431
Texas Instruments, Inc.	4,827	140,514
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8,641	111,555
ARM Holdings plc ADR	3,893	107,719
Broadcom Corp. — Class A*	3,358	98,591
Altera Corp.	2,346	87,037
Analog Devices, Inc.	2,237	80,040
NVIDIA Corp.*	5,238	72,599
Xilinx, Inc.	2,209	70,821
Marvell Technology Group Ltd.*	5,096	70,580
Maxim Integrated Products, Inc.	2,571	66,949
Microchip Technology, Inc.	1,796	65,787
Avago Technologies Ltd.	2,264	65,339
Linear Technology Corp.	2,140	64,264
Micron Technology, Inc.*	10,139	63,774
Advanced Micro Devices, Inc.*	9,160	49,464
Atmel Corp.*	5,857	47,442

Total Semiconductors		1,537,906

INTERNET SOFTWARE & SERVICES - 11.9%
Google, Inc. — Class A*	544	351,370
Baidu, Inc. ADR*	1,427	166,203
eBay, Inc.*	4,975	150,892
Yahoo!, Inc.*	7,021	113,249
Akamai Technologies, Inc.*	1,991	64,269
LinkedIn Corp. — Class A*	963	60,679
VeriSign, Inc.	1,597	57,045
Rackspace Hosting, Inc.*	1,294	55,655
Equinix, Inc.*	538	54,553
Sina Corp.*	999	51,948
Youku, Inc. ADR*	2,768	43,375

Total Internet Software & Services		1,169,238

COMMUNICATIONS EQUIPMENT - 11.7%
Cisco Systems, Inc.	13,053	235,998
QUALCOMM, Inc.	4,293	234,827
Nokia Oyj ADR	21,588	104,054
Motorola Solutions, Inc.	2,012	93,135
Juniper Networks, Inc.*	4,125	84,191
Motorola Mobility Holdings, Inc.*	2,107	81,752
Research In Motion Ltd.*	5,222	75,719
F5 Networks, Inc.*	662	70,251
Telefonaktiebolaget LM Ericsson — Class B ADR	6,858	69,472
Harris Corp.	1,402	50,528
Riverbed Technology, Inc.*	2,050	48,175

Total Communications Equipment		1,148,102

COMPUTER HARDWARE - 11.5%
Apple, Inc.*	1,195	483,975
International Business Machines Corp.	1,937	356,176
Hewlett-Packard Co.	6,686	172,231
Dell, Inc.*	8,317	121,678

Total Computer Hardware		1,134,060

SYSTEMS SOFTWARE - 11.3%
Microsoft Corp.	13,487	350,122
Oracle Corp.	10,087	258,732
VMware, Inc. — Class A*	1,778	147,912
Symantec Corp.*	5,260	82,319
Check Point Software Technologies Ltd.*	1,504	79,020
CA, Inc.	3,813	77,080
Red Hat, Inc.*	1,548	63,917
BMC Software, Inc.*	1,716	56,250

Total Systems Software		1,115,352

DATA PROCESSING & OUTSOURCED SERVICES - 10.1%
Visa, Inc. — Class A	2,003	203,365
Mastercard, Inc. — Class A	460	171,497
Automatic Data Processing, Inc.	2,335	126,113
Western Union Co.	4,440	81,074
Paychex, Inc.	2,641	79,520
Fiserv, Inc.*	1,189	69,842
Fidelity National Information Services, Inc.	2,581	68,629
Alliance Data Systems Corp.*	523	54,308
VeriFone Systems, Inc.*	1,380	49,018
Total System Services, Inc.	2,480	48,509
Computer Sciences Corp.	1,844	43,703

Total Data Processing & Outsourced Services		995,578

APPLICATION SOFTWARE - 7.4%
Intuit, Inc.	1,824	95,924
SAP AG ADR	1,807	95,681
Salesforce.com, Inc.*	901	91,415
Adobe Systems, Inc.*	3,126	88,372
Citrix Systems, Inc.*	1,324	80,393
Nuance Communications, Inc.*	2,650	66,674
Autodesk, Inc.*	2,067	62,692
TIBCO Software, Inc.*	2,063	49,326
Factset Research Systems, Inc.	560	48,877
Informatica Corp.*	1,250	46,162

Total Application Software		725,516

IT CONSULTING & OTHER SERVICES - 5.1%
Accenture plc — Class A	2,857	152,078
Infosys Ltd. ADR	2,570	132,047
Cognizant Technology Solutions Corp. - Class A*	1,644	105,726

100	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
TECHNOLOGY FUND

	SHARES	VALUE
Teradata Corp.*	1,432	$69,466
SAIC, Inc.*	4,000	49,160

Total IT Consulting & Other Services		508,477

COMPUTER STORAGE & PERIPHERALS - 4.7%
EMC Corp.*	7,332	157,931
NetApp, Inc.*	2,386	86,540
SanDisk Corp.*	1,699	83,608
Seagate Technology plc	4,040	66,256
Western Digital Corp.*	2,099	64,964

Total Computer Storage & Peripherals		459,299

SEMICONDUCTOR EQUIPMENT - 3.3%
ASML Holding N.V. ADR	2,537	106,021
Applied Materials, Inc.	8,736	93,563
KLA-Tencor Corp.	1,468	70,831
Lam Research Corp.*	1,485	54,975

Total Semiconductor Equipment		325,390

ELECTRONIC COMPONENTS - 1.8%
Corning, Inc.	8,418	109,266
Amphenol Corp. — Class A	1,539	69,855

Total Electronic Components		179,121

HOME ENTERTAINMENT SOFTWARE - 1.5%
Activision Blizzard, Inc.	7,454	91,833
Electronic Arts, Inc.*	3,011	62,027

Total Home Entertainment Software		153,860

ELECTRONIC MANUFACTURING SERVICES - 1.4%
TE Connectivity Ltd.	2,890	89,041
Jabil Circuit, Inc.	2,480	48,757

Total Electronic Manufacturing Services		137,798

OFFICE ELECTRONICS - 0.8%
Xerox Corp.	10,048	79,982

TECHNOLOGY DISTRIBUTORS - 0.6%
Avnet, Inc.*	1,746	54,283

ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
First Solar, Inc.*	1,513	51,079

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
FLIR Systems, Inc.	1,872	46,931

Total Common Stocks (Cost $5,965,857)		9,821,972

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 12/30/11 at 0.00%due 01/03/12	85,852	85,852

Total Repurchase Agreement (Cost $85,852)		85,852

Total Investments - 100.5% (Cost $6,051,709)		$9,907,824

Liabilities & Other Assets - (0.5)%		(54,000)

Total Net Assets - 100.0%		$9,853,824

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	101

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $5,965,857)	$9,821,972
Repurchase agreements, at value (cost $85,852)	85,852

Total Investments (cost $6,051,709)	9,907,824
Receivables:
Securities sold	723,986
Dividends	3,865

Total assets	10,635,675

LIABILITIES:
Payable for:
Fund shares redeemed	742,855
Management fees	8,083
Transfer agent and administrative fees	2,378
Investor service fees	2,378
Portfolio accounting fees	951
Miscellaneous	25,206

Total liabilities	781,851

NET ASSETS	$9,853,824

NET ASSETS CONSIST OF:
Paid in capital	$8,088,907
Undistributed net investment income	1
Accumulated net realized loss on investments	(2,091,199)
Net unrealized appreciation on investments	3,856,115

Net assets	$9,853,824

Capital shares outstanding	925,932
Net asset value per share	$10.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,062)	$138,686
Interest	37

Total investment income	138,723

EXPENSES:
Management fees	125,144
Transfer agent and administrative fees	36,807
Investor service fees	36,807
Portfolio accounting fees	14,723
Custodian fees	3,562
Trustees’ fees*	1,471
Miscellaneous	33,674

Total expenses	252,188

Net investment loss	(113,465)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,878,361

Net realized gain	2,878,361

Net change in unrealized appreciation (depreciation) on:
Investments	(3,593,757)

Net change in unrealized appreciation (depreciation)	(3,593,757)

Net realized and unrealized loss	(715,396)

Net decrease in net assets resulting from operations	$(828,861)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(113,465)	$(175,615)
Net realized gain on investments	2,878,361	3,361,174
Net change in unrealized appreciation (depreciation) on investments	(3,593,757)	(2,800,102)

Net increase (decrease) in net assets resulting from operations	(828,861)	385,457

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(598,420)	—

Total distributions to shareholders	(598,420)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	63,506,888	95,797,480
Distributions reinvested	598,420	—
Cost of shares redeemed	(74,292,022)	(114,681,744)

Net decrease from capital share transactions	(10,186,714)	(18,884,264)

Net decrease in net assets	(11,613,995)	(18,498,807)

Net assets:
Beginning of year	21,467,819	39,966,626

End of year	$9,853,824	$21,467,819

Undistributed net investment income at end of year	$1	$—

CAPITAL SHARE ACTIVITY:
Shares sold	5,214,557	8,653,254
Shares issued from reinvestment of distributions	53,098	—
Shares redeemed	(6,087,893)	(10,550,362)

Net decrease in shares	(820,238)	(1,897,108)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	103

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$12.29	$10.97	$7.05	$16.27	$14.74
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.08)	(.06)	(.08)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.01)	1.40	3.98	(7.39)	1.68

Total from investment operations	(1.10)	1.32	3.92	(7.47)	1.53
Less distributions from:
Net realized gains	(.55)	—	—	(1.75)	—

Total distributions	(.55)	—	—	(1.75)	—

Net asset value, end of period	$10.64	$12.29	$10.97	$7.05	$16.27

Total Return[b]	(9.20%)	12.03%	55.60%	(45.41%)	10.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,854	$21,468	$39,967	$7,238	$33,123

Ratios to average net assets:
Net investment loss	(0.77%)	(0.74%)	(0.68%)	(0.63%)	(0.91%)
Total expenses	1.71%	1.65%	1.65%	1.60%	1.56%

Portfolio turnover rate	363%	357%	252%	277%	584%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

104	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT	105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

The sector has benefited from overall growth involving the shift to the wireless world, and relatively high dividends. But these have not overcome the squeeze in net profits resulting from competition and the cost of servicing high amounts of debt. A big news story was the government’s blocking of the proposed AT&T/T-Mobile merger, suggesting that industry consolidation may not serve as a path to growth for the present.

For the year ended December 31, 2011, Telecommunications Fund returned -14.40%, compared with a gain of 2.11% for the S&P 500® Index*. The industries contributing most to the loss were communications equipment and wireless telecommunications services segments. REITs, a segment with only one holding (American Tower, operating as a REIT), was the main segment contributing to return.

Verizon Communications, Inc., Vodafone Group PLC ADR and Motorola Mobility Holdings, Inc. were the strongest performers for the year. Research in Motion Ltd., Juniper Networks, Inc. and NII Holdings, Inc. detracted most from performance during the year.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	9.0%
Vodafone Group plc ADR	8.0%
Verizon Communications, Inc.	7.2%
Cisco Systems, Inc.	6.5%
QUALCOMM, Inc.	6.3%
American Tower Corp. — Class A	3.3%
CenturyLink, Inc.	3.2%
Motorola Solutions, Inc.	2.6%
Crown Castle International Corp.	2.4%
Motorola Mobility Holdings, Inc.	2.3%

Top Ten Total	50.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

106	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns* Periods Ended 12/31/11
	1 Year	5 Year	10 Year
Telecommunications Fund	-14.40%	-5.51%	-1.86%

S&P 500 Telecommunication Services Index	6.26%	1.39%	1.58%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS	December 31, 2011

TELECOMMUNICATIONS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
COMMUNICATIONS EQUIPMENT - 43.4%
Cisco Systems, Inc.	15,656	$283,059
QUALCOMM, Inc.	5,063	276,946
Motorola Solutions, Inc.	2,414	111,744
Motorola Mobility Holdings, Inc.*	2,540	98,552
Juniper Networks, Inc.*	4,698	95,886
F5 Networks, Inc.*	774	82,137
Research In Motion Ltd.*	5,218	75,661
Nokia Oyj ADR	14,662	70,671
Harris Corp.	1,654	59,610
Telefonaktiebolaget LM Ericsson - Class B ADR	5,394	54,641
Riverbed Technology, Inc.*	2,276	53,486
Polycom, Inc.*	3,003	48,949
JDS Uniphase Corp.*	4,297	44,861
Brocade Communications Systems, Inc.*	8,608	44,676
InterDigital, Inc.	972	42,350
ADTRAN, Inc.	1,354	40,837
Acme Packet, Inc.*	1,299	40,152
Viasat, Inc.*	855	39,433
Aruba Networks, Inc.*	2,066	38,262
Finisar Corp.*	2,203	36,889
Plantronics, Inc.	1,019	36,317
Arris Group, Inc.*	3,113	33,683
Ciena Corp.*	2,671	32,319
Netgear, Inc.*	941	31,589
Blue Coat Systems, Inc.*	1,187	30,209
Tekelec*	2,295	25,084
Infinera Corp.*	3,715	23,330
Comtech Telecommunications Corp.	756	21,637
Emulex Corp.*	3,154	21,636

Total Communications Equipment		1,894,606

INTEGRATED TELECOMMUNICATION SERVICES - 27.5%
AT&T, Inc.	13,020	393,725
Verizon Communications, Inc.	7,832	314,220
CenturyLink, Inc.	3,790	140,988
Windstream Corp.	6,475	76,017
Frontier Communications Corp.	12,720	65,508
Telefonica S.A. ADR	3,177	54,613
China Unicom Hong Kong Ltd. ADR	2,538	53,628
Telefonica Brasil S.A. ADR	1,951	53,321
BCE, Inc.	1,235	51,462

Total Integrated
Telecommunication Services		1,203,482

WIRELESS TELECOMMUNICATION SERVICES - 26.5%
Vodafone Group plc ADR	12,410	347,852
American Tower Corp. — Class A	2,376	142,584
Crown Castle International Corp.*	2,345	105,056
America Movil SAB de CV ADR	3,781	85,451
China Mobile Ltd. ADR	1,375	66,674
SBA Communications Corp. — Class A*	1,500	64,440
NII Holdings, Inc.*	2,738	58,319
Mobile TeleSystems ADR	3,942	57,869
Tim Participacoes S.A. ADR	2,093	53,999
MetroPCS Communications, Inc.*	6,027	52,314
SK Telecom Company Ltd. ADR	3,631	49,418
Telephone & Data Systems, Inc.	1,826	47,275
Leap Wireless International, Inc.*	2,864	26,607

Total Wireless Telecommunication Services		1,157,858

ALTERNATIVE CARRIERS - 2.1%
Level 3 Communications, Inc.*	3,121	53,026
AboveNet, Inc.*	572	37,186

Total Alternative Carriers		90,212

Total Common Stocks (Cost $3,480,619)		4,346,158

	FACE
	AMOUNT
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$30,499	30,499

Total Repurchase Agreement (Cost $30,499)		30,499

Total Investments - 100.2% (Cost $3,511,118)		$4,376,657

Liabilities & Other Assets - (0.2)%		(9,628)

Total Net Assets - 100.0%		$4,367,029

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

108	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011
ASSETS:
Investments, at value (cost $3,480,619)	$4,346,158
Repurchase agreements, at value (cost $30,499)	30,499

Total Investments (cost $3,511,118)	4,376,657
Receivables:
Fund shares sold	30,148
Dividends	14,255
Foreign taxes reclaim	42

Total assets	4,421,102

LIABILITIES:
Payable for:
Securities purchased	42,739
Management fees	2,232
Transfer agent and administrative fees	657
Investor service fees	657
Portfolio accounting fees	262
Fund shares redeemed	145
Miscellaneous	7,381

Total liabilities	54,073

NET ASSETS	$4,367,029

NET ASSETS CONSIST OF:
Paid in capital	$6,268,218
Undistributed net investment income	63,031
Accumulated net realized loss on investments	(2,829,759)
Net unrealized appreciation on investments	865,539

Net assets	$4,367,029

Capital shares outstanding	485,445
Net asset value per share	$9.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,458)	$135,406
Interest	8

Total investment income	135,414

EXPENSES:
Management fees	35,956
Transfer agent and administrative fees	10,575
Investor service fees	10,575
Portfolio accounting fees	4,230
Trustees’ fees*	454
Custodian fees	1,085
Miscellaneous	9,507

Total expenses	72,382

Net investment income	63,032

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	380,774

Net realized gain	380,774

Net change in unrealized appreciation (depreciation) on:
Investments	(972,799)

Net change in unrealized appreciation (depreciation)	(972,799)

Net realized and unrealized loss	(592,025)

Net decrease in net assets resulting from operations	$(528,993)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	109

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$63,032	$44,331
Net realized gain on investments	380,774	438,730
Net change in unrealized appreciation (depreciation) on investments	(972,799)	534,651

Net increase (decrease) in net assets resulting from operations	(528,993)	1,017,712

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(44,331)	(124,808)
Net realized gains	(125,844)	—

Total distributions to shareholders	(170,175)	(124,808)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	56,225,186	90,677,324
Distributions reinvested	170,175	124,808
Cost of shares redeemed	(59,405,962)	(89,366,201)

Net increase (decrease) from capital share transactions	(3,010,601)	1,435,931

Net increase (decrease) in net assets	(3,709,769)	2,328,835

NET ASSETS:
Beginning of year	8,076,798	5,747,963

End of year	$4,367,029	$8,076,798

Undistributed net investment income at end of year	$63,031	$44,330

CAPITAL SHARE ACTIVITY:
Shares sold	5,369,428	9,055,491
Shares issued from reinvestment of distributions	18,477	11,853
Shares redeemed	(5,633,871)	(8,922,688)

Net increase (decrease) in shares	(245,966)	144,656

110	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$11.04	$9.80	$7.94	$23.89	$21.91

Income (loss) from investment operations:
Net investment income[a]	.16	.06	.18	.24	.05
Net gain (loss) on investments (realized and unrealized)	(1.74)	1.35	2.08	(11.49)	1.97

Total from investment operations	(1.58)	1.41	2.26	(11.25)	2.02

Less distributions from:
Net investment income	(.12)	(.17)	(.40)	(.05)	(.04)
Net realized gains	(.34)	—	—	(4.65)	—

Total distributions	(.46)	(.17)	(.40)	(4.70)	(.04)

Net asset value, end of period	$9.00	$11.04	$9.80	$7.94	$23.89

Total Return[b]	(14.40%)	14.51%	28.68%	(45.34%)	9.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,367	$8,077	$5,748	$8,754	$31,781

Ratios to average net assets:
Net investment income	1.49%	0.66%	2.03%	1.34%	0.20%
Total expenses	1.71%	1.67%	1.66%	1.61%	1.58%

Portfolio turnover rate	1,100%	1,276%	694%	341%	295%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

The Industrials sector was affected by slowing economic growth domestically and abroad for much of the past 12 months. Inventory levels at many manufacturers remains low, and any rebuilding would help companies in the sector, as would an improving outlook for the U.S. economy.

Transportation firms trailed the broader equity market in the 2011. The road and rail segment, the largest, contributed to return, while the other two large components, airlines and air freight and logistics, detracted from return.

For the year ended December 31, 2011, Transportation Fund returned -11.12%, compared with a gain of 2.11% for the S&P 500® Index*.

Union Pacific Corp., Kansas City Southern and Dollar Thrifty Automotive Group, Inc. were the biggest contributors to performance for the year. AMR Corp., Southwest Airlines Co. and Delta Air Lines, Inc. detracted most from performance during the year.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings
(% of Total Net Assets)
United Parcel Service, Inc. — Class B	6.9%
Union Pacific Corp.	5.9%
Ford Motor Co.	5.1%
General Motors Co.	4.5%
FedEx Corp.	4.2%
Norfolk Southern Corp.	4.0%
CSX Corp.	3.8%
Johnson Controls, Inc.	3.7%
CH Robinson Worldwide, Inc.	2.8%
Harley-Davidson, Inc.	2.4%

Top Ten Total	43.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

112	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Transportation Fund	-11.12%	-2.45%	3.02%

S&P 500 Industrials Index	-0.59%	0.50%	3.17%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	December 31, 2011

TRANSPORTATION FUND

	SHARES	VALUE
COMMON STOCKS† - 99.0%
RAILROADS - 21.2%
Union Pacific Corp.	3,105	$328,944
Norfolk Southern Corp.	3,030	220,766
CSX Corp.	10,086	212,411
Kansas City Southern*	1,842	125,274
Canadian Pacific Railway Ltd.	1,654	111,926
Canadian National Railway Co.	1,402	110,141
Genesee & Wyoming, Inc. — Class A*	1,189	72,030

Total Railroads		1,181,492

AUTO PARTS & EQUIPMENT - 18.1%
Johnson Controls, Inc.	6,600	206,316
BorgWarner, Inc.*	1,800	114,732
Autoliv, Inc.	1,870	100,026
Gentex Corp.	3,100	91,729
Lear Corp.	2,300	91,540
TRW Automotive Holdings Corp.*	2,760	89,976
Magna International, Inc.	2,510	83,608
Visteon Corp.*	1,399	69,866
Dana Holding Corp.*	5,060	61,479
Tenneco, Inc.*	2,050	61,049
American Axle & Manufacturing Holdings, Inc.*	4,020	39,758

Total Auto Parts & Equipment		1,010,079

AIR FREIGHT & LOGISTICS - 17.1%
United Parcel Service, Inc. — Class B	5,238	383,369
FedEx Corp.	2,802	233,995
CH Robinson Worldwide, Inc.	2,204	153,795
Expeditors International of Washington, Inc.	3,220	131,891
HUB Group, Inc. — Class A*	1,550	50,266

Total Air Freight & Logistics		953,316

AUTOMOBILE MANUFACTURERS - 14.3%
Ford Motor Co.*	26,570	285,893
General Motors Co.*	12,320	249,726
Tata Motors Ltd. ADR	5,610	94,809
Toyota Motor Corp. ADR	1,320	87,292
Tesla Motors, Inc.*	2,630	75,113

Total Automobile Manufacturers		792,833

TRUCKING - 11.6%
J.B. Hunt Transport Services, Inc.	2,300	103,661
Hertz Global Holdings, Inc.*	8,662	101,519
Ryder System, Inc.	1,396	74,183
Old Dominion Freight Line, Inc.*	1,708	69,225
Landstar System, Inc.	1,416	67,855
Dollar Thrifty Automotive Group, Inc.*	910	63,937
Werner Enterprises, Inc.	2,490	60,009
Con-way, Inc.	1,964	57,270
Knight Transportation, Inc.	3,236	50,611

Total Trucking		648,270

AIRLINES - 10.3%
Southwest Airlines Co.	13,542	115,919
Delta Air Lines, Inc.*	14,062	113,762
United Continental Holdings, Inc.*	5,597	105,615
Alaska Air Group, Inc.*	996	74,790
Copa Holdings S.A. — Class A	1,196	70,169
JetBlue Airways Corp.*	10,720	55,744
US Airways Group, Inc.*	7,553	38,294

Total Airlines		574,293

MOTORCYCLE MANUFACTURERS - 2.5%
Harley-Davidson, Inc.	3,500	136,045

MARINE - 1.6%
Kirby Corp.*	1,320	86,909

TIRES & RUBBER - 1.5%
Goodyear Tire & Rubber Co.*	5,880	83,320

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
Avis Budget Group, Inc.*	4,337	46,493

Total Common Stocks (Cost $3,797,138)		5,513,050

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$51,791	51,791

Total Repurchase Agreement (Cost $51,791)		51,791

Total Investments – 99.9% (Cost $3,848,929)		$5,564,841

Other Assets, Less Liabilities – 0.1%		5,353

Total Net Assets – 100.0%		$5,570,194

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

114	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $3,797,138)	$5,513,050
Repurchase agreements, at value (cost $51,791)	51,791

Total Investments (cost $3,848,929)	5,564,841
Receivables:
Securities sold	1,604,784
Dividends	5,421
Fund shares sold	438

Total assets	7,175,484

LIABILITIES:
Payable for:
Fund shares redeemed	1,585,183
Management fees	4,374
Transfer agent and administrative fees	1,286
Investor service fees	1,286
Portfolio accounting fees	515
Miscellaneous	12,646

Total liabilities	1,605,290

NET ASSETS	$5,570,194

NET ASSETS CONSIST OF:
Paid in capital	$14,738,272
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,883,990)
Net unrealized appreciation on investments	1,715,912

Net assets	$5,570,194

Capital shares outstanding	398,008
Net asset value per share	$14.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $642)	$78,038
Interest	16

Total investment income	78,054

EXPENSES:
Management fees	62,523
Transfer agent and administrative fees	18,389
Investor service fees	18,389
Portfolio accounting fees	7,355
Custodian fees	1,835
Trustees’ fees*	808
Miscellaneous	16,279

Total expenses	125,578

Net investment loss	(47,524)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,199,506

Net realized gain	1,199,506

Net change in unrealized appreciation (depreciation) on:
Investments	(2,044,769)

Net change in unrealized appreciation (depreciation)	(2,044,769)

Net realized and unrealized loss	(845,263)

Net decrease in net assets resulting from operations	$(892,787)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	115

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(47,524)	$(38,829)
Net realized gain (loss) on investments	1,199,506	(2,130,692)
Net change in unrealized appreciation (depreciation) on investments	(2,044,769)	2,028,821

Net decrease in net assets resulting from operations	(892,787)	(140,700)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	58,229,131	96,743,746
Cost of shares redeemed	(64,856,518)	(91,975,038)

Net increase (decrease) from capital share transactions	(6,627,387)	4,768,708

Net increase (decrease) in net assets	(7,520,174)	4,628,008
NET ASSETS:
Beginning of year	13,090,368	8,462,360

End of year	$5,570,194	$13,090,368

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	3,793,794	6,942,538
Shares redeemed	(4,227,318)	(6,778,440)

Net increase (decrease) in shares	(433,524)	164,098

116	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$15.74	$12.68	$10.91	$14.85	$35.05

Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.04)	(.03)	.04	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.64)	3.10	1.92	(3.80)	(2.24)

Total from investment operations	(1.74)	3.06	1.89	(3.76)	(2.28)

Less distributions from:
Net investment income	—	—	(.12)	—	—
Net realized gains	—	—	—	(.18)	(17.92)

Total distributions	—	—	(.12)	(.18)	(17.92)

Net asset value, end of period	$14.00	$15.74	$12.68	$10.91	$14.85

Total Return[b]	(11.12%)	24.13%	17.39%	(25.26%)	(8.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,570	$13,090	$8,462	$21,509	$8,513

Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.32%)	(0.29%)	0.27%	(0.12%)
Total expenses	1.71%	1.65%	1.67%	1.62%	1.60%

Portfolio turnover rate	711%	693%	857%	544%	284%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Utilities outperformed the broad market by more than 14%, the best relative outperformance among S&P sectors since technology in 2000. Investors flocked to this more defensive, low-beta sector during the economic uncertainty of 2011.

For the year ended December 31, 2011, Utilities Fund rose 16.29%, compared with a gain of 2.11% for the S&P 500® Index*. Electric utilities, which accounted for most of the weight in the sector, was the largest contributor to return, followed by the multi-utilities segment. No segment detracted from return.

Southern Co., Duke Energy Corp. and Dominion Resources, Inc. were the best-performing stocks over the one-year period, while PG&E Corp., Dynegy, Inc. and Companhia de Saneamento Basico do Estado de Sao Paulo ADR were detractors.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Industry Diversification (Market Exposure as % of Net Assets)

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Southern Co.	3.6%
Dominion Resources, Inc.	3.2%
Duke Energy Corp.	3.1%
Exelon Corp.	3.0%
NextEra Energy, Inc.	2.9%
American Electric Power Company, Inc.	2.6%
Consolidated Edison, Inc.	2.4%
FirstEnergy Corp.	2.4%
PG&E Corp.	2.4%
Public Service Enterprise Group, Inc.	2.3%

Top Ten Total	27.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

118	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/11

	1 Year	5 Year	10 Year
Utilities Fund	16.29%	2.37%	4.04%

S&P 500 Utilities Index	19.91%	3.71%	6.42%

S&P 500 Index	2.11%	-0.25%	2.92%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	December 31, 2011
UTILITIES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.4%

ELECTRIC UTILITIES - 42.7%
Southern Co.	24,736	$1,145,029
Duke Energy Corp.	45,140	993,080
Exelon Corp.	22,023	955,138
NextEra Energy, Inc.	15,258	928,907
American Electric Power Company, Inc.	19,657	812,031
FirstEnergy Corp.	17,292	766,036
PPL Corp.	25,082	737,912
Progress Energy, Inc.	13,154	736,887
Edison International	16,143	668,320
Entergy Corp.	8,826	644,739
Northeast Utilities	12,700	458,089
Pinnacle West Capital Corp.	8,576	413,192
Pepco Holdings, Inc.	19,121	388,156
ITC Holdings Corp.	4,751	360,506
N.V. Energy, Inc.	22,023	360,076
Westar Energy, Inc.	11,646	335,172
Cia Energetica de Minas Gerais ADR	17,813	316,893
Great Plains Energy, Inc.	14,248	310,321
Hawaiian Electric Industries, Inc.	10,796	285,878
Cleco Corp.	7,273	277,101
IDACORP, Inc.	6,220	263,790
Portland General Electric Co.	9,862	249,410
UIL Holdings Corp.	6,781	239,844
PNM Resources, Inc.	12,485	227,602
Allete, Inc.	5,346	224,425
El Paso Electric Co.	6,197	214,664
Unisource Energy Corp.	5,564	205,423

Total Electric Utilities		13,518,621

MULTI-UTILITIES - 35.8%
Dominion Resources, Inc.	18,861	1,001,141
Consolidated Edison, Inc.	12,498	775,251
PG&E Corp.	18,247	752,141
Public Service Enterprise
Group, Inc.	22,489	742,362
Xcel Energy, Inc.	24,165	667,921
Sempra Energy	12,063	663,465
DTE Energy Co.	10,101	550,000
CenterPoint Energy, Inc.	26,375	529,874
Wisconsin Energy Corp.	14,923	521,708
Ameren Corp.	15,479	512,819
NiSource, Inc.	20,181	480,510
SCANA Corp.	9,736	438,704
CMS Energy Corp.	19,641	433,673
OGE Energy Corp.	7,627	432,527
Alliant Energy Corp.	9,145	403,386
NSTAR	8,481	398,268
Integrys Energy Group, Inc.	6,981	378,231
TECO Energy, Inc.	19,349	370,340
MDU Resources Group, Inc.	16,850	361,601
Vectren Corp.	9,508	287,427
Avista Corp.	8,496	218,772
Black Hills Corp.	6,193	207,961
NorthWestern Corp.	5,806	207,797

Total Multi-Utilities		11,335,879

GAS UTILITIES - 12.5%
ONEOK, Inc.	6,286	544,933
AGL Resources, Inc.	12,080	510,501
National Fuel Gas Co.	6,788	377,277
Questar Corp.	17,157	340,738
UGI Corp.	11,541	339,305
Atmos Energy Corp.	9,410	313,824
Piedmont Natural Gas Company, Inc.	8,340	283,393
WGL Holdings, Inc.	6,242	276,021
New Jersey Resources Corp.	5,297	260,612
Southwest Gas Corp.	6,027	256,087
South Jersey Industries, Inc.	4,181	237,523
Northwest Natural Gas Co.	4,272	204,757

Total Gas Utilities		3,944,971

INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS - 6.1%
AES Corp.*	45,419	537,761
Calpine Corp.*	31,976	522,168
Constellation Energy Group, Inc.	12,816	508,411
NRG Energy, Inc.*	20,127	364,701

Total Independent Power Producers & Energy Traders		1,933,041

WATER UTILITIES - 2.3%
American Water Works Company, Inc.	13,279	423,069
Aqua America, Inc.	14,175	312,559

Total Water Utilities		735,628

Total Common Stocks (Cost $24,753,700)		31,468,140

	FACE
	AMOUNT
REPURCHASE AGREEMENT††,1 - 0.4%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$115,377	115,377

Total Repurchase Agreement (Cost $115,377)		115,377

Total Investments – 99.8% (Cost $24,869,077)		$31,583,517

Other Assets, Less Liabilities - 0.2%		75,062

Total Net Assets - 100.0%		$31,658,579

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

120	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $24,753,700)	$31,468,140
Repurchase agreements, at value (cost $115,377)	115,377

Total Investments (cost $24,869,077)	31,583,517
Receivables:
Fund shares sold	1,900,297
Dividends	81,807

Total assets	33,565,621

LIABILITIES:
Payable for:
Securities purchased	1,842,422
Management fees	19,551
Transfer agent and administrative fees	5,751
Investor service fees	5,751
Portfolio accounting fees	2,300
Fund shares redeemed	14
Miscellaneous	31,253

Total liabilities	1,907,042

NET ASSETS	$31,658,579

NET ASSETS CONSIST OF:
Paid in capital	$29,866,851
Undistributed net investment income	459,947
Accumulated net realized loss on investments	(5,382,659)
Net unrealized appreciation on investments	6,714,440

Net assets	$31,658,579

Capital shares outstanding	1,623,237
Net asset value per share	$19.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,203)	$790,178
Interest	24

Total investment income	790,202

EXPENSES:
Management fees	165,839
Transfer agent and administrative fees	48,776
Investor service fees	48,776
Portfolio accounting fees	19,510
Professional fees	17,020
Custodian fees	4,938
Trustees’ fees*	1,866
Miscellaneous	23,531

Total expenses	330,256

Net investment income	459,946

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(496,232)

Net realized loss	(496,232)

Net change in unrealized appreciation (depreciation) on:
Investments	2,475,063

Net change in unrealized appreciation (depreciation)	2,475,063

Net realized and unrealized gain	1,978,831

Net increase in net assets resulting from operations	$2,438,777

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	121

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$459,946	$439,333
Net realized loss on investments	(496,232)	(4,038)
Net change in unrealized appreciation (depreciation) on investments	2,475,063	691,999

Net increase in net assets resulting from operations	2,438,777	1,127,294

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(439,333)	(552,285)

Total distributions to shareholders	(439,333)	(552,285)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	104,328,412	112,771,956
Distributions reinvested	439,333	552,285
Cost of shares redeemed	(90,529,587)	(114,292,141)

Net increase (decrease) from capital share transactions	14,238,158	(967,900)

Net increase (decrease) in net assets	16,237,602	(392,891)

NET ASSETS:
Beginning of year	15,420,977	15,813,868

End of year	$31,658,579	$15,420,977

Undistributed net investment income at end of year	$459,947	$439,334

CAPITAL SHARE ACTIVITY:
Shares sold	5,701,293	6,859,200
Shares issued from reinvestment of distributions	23,394	32,660
Shares redeemed	(5,006,339)	(6,950,576)

Net increase (decrease) in shares	718,348	(58,716)

122	THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$17.04	$16.41	$15.41	$22.29	$22.38

Income (loss) from investment operations:
Net investment income[a]	.43	.41	.41	.37	.32
Net gain (loss) on investments (realized and unrealized)	2.33	.72	1.65	(6.97)	2.59

Total from investment operations	2.76	1.13	2.06	(6.60)	2.91

Less distributions from:
Net investment income	(.30)	(.50)	(1.06)	(.08)	(.39)
Net realized gains	—	—	—	(.20)	(2.61)

Total distributions	(.30)	(.50)	(1.06)	(.28)	(3.00)

Net asset value, end of period	$19.50	$17.04	$16.41	$15.41	$22.29

Total Return[b]	16.29%	6.88%	13.80%	(29.57%)	12.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,659	$15,421	$15,814	$34,343	$65,532

Ratios to average net assets:
Net investment income	2.36%	2.48%	2.69%	1.90%	1.32%
Total expenses	1.69%	1.66%	1.67%	1.61%	1.58%

Portfolio turnover rate	369%	561%	309%	293%	244%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT	123

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.

Rydex Investments (“RI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. RI, RFS and RDL are affiliated entities.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by

SI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays RI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year ended December 31, 2011:

Management
Fees (as a % of
Fund	Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%

124	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Management
Fees (as a % of
Fund	Net Assets)
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund.

(as a % of
Fund Accounting	Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.

The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of RI, RFS and RDL.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Banking Fund	$9,595,061
Consumer Products Fund	468,857
Financial Services Fund	80,961
Internet Fund	1,084,825
Leisure Fund	1,169,995
Precious Metals Fund	2,269,240
Retailing Fund	451,648
Technology Fund	620,605
Telecommunications Fund	149,466

THE RYDEX FUNDS ANNUAL REPORT	125

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$8,767	$—	$8,767
Basic Materials Fund	—	2,783,814	2,783,814
Biotechnology Fund	—	—	—
Consumer Products Fund	320,376	—	320,376
Electronics Fund	—	2,395,856	2,395,856
Energy Fund	—	185,047	185,047
Energy Services Fund	—	2,664,613	2,664,613
Financial Services Fund	4,742	—	4,742
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	57,336	—	57,336
Retailing Fund	—	—	—
Technology Fund	—	598,420	598,420
Telecommunications Fund	86,624	83,551	170,175
Transportation Fund	—	—	—
Utilities Fund	439,333	—	439,333

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$78,777	$—	$78,777
Basic Materials Fund	231,949	—	231,949
Biotechnology Fund	—	—	—
Consumer Products Fund	242,595	—	242,595
Electronics Fund	1,405,357	203,679	1,609,036
Energy Fund	171,009	—	171,009
Energy Services Fund	—	—	—
Financial Services Fund	72,499	—	72,499
Health Care Fund	41,798	—	41,798
Internet Fund	—	—	—
Leisure Fund	10,939	—	10,939
Precious Metals Fund	4,015	—	4,015
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	124,808	—	124,808
Transportation Fund	—	—	—
Utilities Fund	552,285	—	552,285

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward
Banking Fund	$21,221	$8,644	$(729,204)	$(891,095)
Basic Materials Fund	567,991	785,306	3,178,197	—
Biotechnology Fund	—	—	1,990,646	(11,755,527)[1]
Consumer Products Fund	186,253	—	3,806,166	(2,171,725)[1]
Electronics Fund	—	—	(186,031)	(3,322,614)[1]
Energy Fund	773,033	2,635,813	7,391,812	—
Energy Services Fund	47,149	2,568,873	6,471,303	—
Financial Services Fund	16,526	—	(1,424,484)	(6,138,477)[1]
Health Care Fund	—	—	779,130	(6,889,728)[1]
Internet Fund	—	1,259,155	1,113,137	—
Leisure Fund	—	—	1,153,900	(1,497,730)[1]

126	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward
Precious Metals Fund	$—	$5,322,508	$17,294,078	$—
Retailing Fund	—	—	1,180,652	(199,980)[1]
Technology Fund	—	1,504,765	1,480,568	(1,220,416)[1]
Telecommunications Fund	63,032	—	(403,445)	(1,560,776)[1]
Transportation Fund	—	—	756,641	(9,924,719)[1]
Utilities Fund	459,947	—	2,886,096	(1,554,315)[1]

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

										Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2012	2013	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Banking Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(891,095)*
Biotechnology Fund	(1,880,980)	(739,559)	(1,048,743)	(717,792)	(239,044)	(5,635,438)	(116,485)	(1,377,486)	—	(11,755,527)
Consumer Products Fund	—	—	—	—	—	(2,171,725)	—	—	—	(2,171,725)
Electronics Fund	(504,508)	(484,274)	(329,594)	(329,594)	(329,594)	(67,626)	(591,562)	(685,862)	—	(3,322,614)
Financial Services Fund	—	—	—	(1,035,063)	(2,376,570)	(2,453,589)	(273,255)	—	—	(6,138,477)
Health Care Fund	—	—	—	—	(1,097,466)	(5,000,785)	—	(646,402)	(145,075)	(6,889,728)
Leisure Fund	—	—	—	—	(1,496,602)	—	(1,128)	—	—	(1,497,730)
Retailing Fund	—	—	—	—	—	(199,980)	—	—	—	(199,980)
Technology Fund	—	—	—	—	(1,220,416)	—	—	—	—	(1,220,416)
Telecommunications Fund	—	—	—	—	(501,247)	(1,059,529)	—	—	—	(1,560,776)
Transportation Fund	—	—	—	—	(593,525)	(8,058,463)	(1,120,067)	(152,664)	—	(9,924,719)
Utilities Fund	—	—	—	—	(704,929)	(847,739)	—	(1,647)	—	(1,554,315)

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryovers shown with respect to each Fund. This limitation does not relate only to the loss shown on the first column of each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Banking Fund	$(9,595,176)	$—	$(9,595,176)
Basic Materials Fund	(1,825)	19,003	(17,178)
Biotechnology Fund	(194,907)	211,494	(16,587)
Consumer Products Fund	—	—	—
Electronics Fund	(55,880)	55,881	(1)
Energy Fund	(1)	135,290	(135,289)
Energy Services Fund	—	253,305	(253,305)
Financial Services Fund	(5,633)	(4,633)	10,266
Health Care Fund	(64,596)	64,596	—
Internet Fund	(132,664)	132,664	—
Leisure Fund	90,365	14,730	(105,095)
Precious Metals Fund	(452,129)	505,135	(53,006)
Retailing Fund	(16,830)	16,831	(1)
Technology Fund	(3,306)	113,466	(110,160)
Telecommunications Fund	—	—	—
Transportation Fund	(47,525)	47,524	1
Utilities Fund	—	—	—

THE RYDEX FUNDS ANNUAL REPORT	127

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Banking Fund	$3,329,487	$—	$(729,204)	$(729,204)
Basic Materials Fund	12,754,582	3,381,915	(203,718)	3,178,197
Biotechnology Fund	9,930,131	2,042,646	(52,000)	1,990,646
Consumer Products Fund	19,269,455	3,955,988	(149,822)	3,806,166
Electronics Fund	3,252,670	—	(186,031)	(186,031)
Energy Fund	21,670,855	7,810,001	(418,189)	7,391,812
Energy Services Fund	14,216,603	6,598,997	(127,694)	6,471,303
Financial Services Fund	6,894,508	—	(1,424,484)	(1,424,484)
Health Care Fund	15,167,102	955,834	(176,704)	779,130
Internet Fund	3,903,998	1,202,753	(89,616)	1,113,137
Leisure Fund	4,637,005	1,208,815	(54,915)	1,153,900
Precious Metals Fund	39,874,597	18,174,835	(880,775)	17,294,060
Retailing Fund	11,977,741	1,370,191	(189,539)	1,180,652
Technology Fund	8,427,256	1,606,366	(125,798)	1,480,568
Telecommunications Fund	4,780,101	—	(403,445)	(403,445)
Transportation Fund	4,808,200	831,121	(74,480)	756,641
Utilities Fund	28,697,421	2,933,904	(47,808)	2,886,096

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Banking Fund	$2,585,361	$14,922	$—	$2,600,283
Basic Materials Fund	15,815,641	117,139	—	15,932,780
Biotechnology Fund	11,832,491	88,286	—	11,920,777
Consumer Products Fund	22,978,877	96,744	—	23,075,621
Electronics Fund	3,039,955	26,683	—	3,066,638
Energy Fund	29,009,620	53,047	—	29,062,667
Energy Services Fund	20,526,027	161,879	—	20,687,906
Financial Services Fund	5,444,252	25,773	—	5,470,025
Health Care Fund	15,834,106	112,126	—	15,946,232
Internet Fund	4,974,189	42,947	—	5,017,136
Leisure Fund	5,753,223	37,682	—	5,790,905
Precious Metals Fund	56,756,427	412,230	—	57,168,657

128	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Retailing Fund	$13,062,357	$95,139	$897	$13,158,393
Technology Fund	9,821,972	85,852	—	9,907,824
Telecommunications Fund	4,346,158	30,499	—	4,376,657
Transportation Fund	5,513,050	51,791	—	5,564,841
Utilities Fund	31,468,140	115,377	—	31,583,517

For the year ended December 31, 2011, there were no transfers between levels.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine for the year ended December 31, 2011:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Securities
Retailing
Assets:
Beginning Balance	$—
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	(11,366)
Issuances	12,263

Ending Balance	$897

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

		Repurchase
Counterparty and Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.00%			1.75%
Due 01/03/12	$17,568,327	$17,568,327	05/31/16	$17,100,400	$17,919,794

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were:

	Purchases	Sales
Banking Fund	$48,077,514	$50,211,578
Basic Materials Fund	60,458,986	88,091,430
Biotechnology Fund	76,518,287	77,735,640
Consumer Products Fund	73,834,170	67,739,418
Electronics Fund	67,549,281	72,479,940
Energy Fund	82,738,424	92,871,482
Energy Services Fund	73,592,585	90,370,795
Financial Services Fund	34,759,155	36,482,132
Health Care Fund	67,919,088	62,686,322
Internet Fund	31,400,439	42,042,242
Leisure Fund	18,196,248	25,261,659
Precious Metals Fund	174,752,146	210,987,030

THE RYDEX FUNDS ANNUAL REPORT	129

NOTES TO FINANCIAL STATEMENTS (continued)

	Purchases	Sales
Retailing Fund	$57,647,096	$54,022,163
Technology Fund	53,424,044	64,246,072
Telecommunications Fund	54,041,513	57,118,714
Transportation Fund	55,010,199	61,680,534
Utilities Fund	88,693,835	74,549,830

7. Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Average
Daily
Fund	Balance
Banking Fund	$3,162
Basic Materials Fund	6,877
Biotechnology Fund	95,959
Consumer Products Fund	3,962
Electronics Fund	6,548
Energy Fund	37,740
Energy Services Fund	23,951
Financial Services Fund	2,819
Health Care Fund	18,726
Internet Fund	3,975
Leisure Fund	970
Precious Metals Fund	7,085
Retailing Fund	2,129
Technology Fund	2,619
Telecommunications Fund	5,970
Transportation Fund	5,893
Utilities Fund	4,529

8. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Variable Trust also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

130	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT	131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2011

132	THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100%
Consumer Products Fund	100%
Financial Services Fund	100%
Precious Metals Fund	100%
Telecommunications Fund	100%
Utilities Fund	100%

With respect to the taxable year ended December 31, 2011, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Basic			Energy
	Materials	Electronics	Energy	Services	Technology	Telecommunications
	Fund	Fund	Fund	Fund	Fund	Fund
From long-term capital gains,subject to the 15% rate gains category:	$2,783,814	$2,395,856	$185,047	$2,664,613	$598,420	$83,551

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Banking Fund	137,168	717	—
Basic Materials Fund	514,363	20,810	19,066
Biotechnology Fund	328,986	15,671	29,496
Consumer Products Fund	378,295	20,304	9,366
Electronics Fund	387,909	13,412	10,998
Energy Fund	741,966	4,942	48,317
Energy Services Fund	857,439	4,019	80,609
Financial Services Fund	298,608	22,745	16,012
Health Care Fund	541,680	31,189	16,176
Internet Fund	248,918	14,115	19,712
Leisure Fund	82,379	2,069	4,783
Precious Metals Fund	4,443,904	27,984	249,162
Retailing Fund	527,593	37,627	11,678
Technology Fund	755,581	6,544	5,028
Telecommunications Fund	327,226	7,908	12,254
Transportation Fund	297,567	6,760	13,524
Utilities Fund	1,127,453	37,138	43,567

THE RYDEX FUNDS ANNUAL REPORT	133

OTHER INFORMATION (Unaudited) (continued)

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approved the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Banking Fund	136,687	1,198	—
Basic Materials Fund	512,979	24,355	16,900
Biotechnology Fund	330,248	17,642	26,263
Consumer Products Fund	374,292	24,360	9,312
Electronics Fund	387,909	10,454	13,956
Energy Fund	726,086	18,184	50,956
Energy Services Fund	852,181	7,663	82,222
Financial Services Fund	253,891	35,518	47,956
Health Care Fund	535,949	38,493	14,602
Internet Fund	246,296	14,916	21,533
Leisure Fund	81,150	2,706	5,376
Precious Metals Fund	4,232,568	226,700	261,782
Retailing Fund	528,461	40,426	8,011
Technology Fund	745,786	16,339	5,028
Telecommunications Fund	327,573	6,883	12,933
Transportation Fund	296,026	8,474	13,351
Utilities Fund	1,090,939	73,654	43,567

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

134	THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called special meetings of shareholders (the “Meeting”), at which shareholders of record of each of the Funds as of October 3, 2011 were asked to consider the approval of new investment advisory agreements between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment advisory agreements with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreement

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreement applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Guggenheim Investments (referred to herein as the “Adviser”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered a new investment advisory agreement that was required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve a new investment advisory agreement for the Funds.

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreement, pursuant to which, subject to approval by each Fund’s shareholders of the new agreement, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement.

In reaching the conclusion to approve the new investment advisory agreement, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their

THE RYDEX FUNDS ANNUAL REPORT	135

OTHER INFORMATION (Unaudited) (continued)

shareholders. The Board, including the independent Trustees, unanimously approved the new agreement. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreement at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreement at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory agreement and, subject to shareholder approval, the new investment advisory agreement, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreement, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreement and the scope of services required to be provided by the Adviser under the new investment advisory agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreement. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreement, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the new agreement when the renewal of the new agreement next comes before the Board.

•

Other Benefits to the Adviser and/or their Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor

136	THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreement for the Funds was reasonable, and that approval of the current and new investment advisory agreements was in the best interests of the Funds.

THE RYDEX FUNDS ANNUAL REPORT	137

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of RI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour Trustee (1945)	Rydex Series Funds –1993 Rydex Variable Trust –1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Audit and Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton Trustee (1941)	Rydex Series Funds –1995 Rydex Variable Trust –1998 Rydex Dynamic Funds –1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret Trustee, Chairman of the Board (1940)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150
Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller Trustee (1940)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr. Trustee (1960)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville Trustee (1942)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

138	THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES (continued)

Name, Position and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007–2010); President and Director, Security Global Investors (2010–2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisor II, LLC (2010); Director, Security Distributors, Inc. (2007-2009); Managing Member, R M Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, (President and Secretary 2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary 2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

THE RYDEX FUNDS ANNUAL REPORT	139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS (continued)

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith A. Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

140	THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS (concluded)

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010- 2011); Brecek and Young Advisors, Inc., Director (2004- 2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Investors.

THE RYDEX FUNDS ANNUAL REPORT	141

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

142	THE RYDEX FUNDS ANNUAL REPORT

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVASECF-2-1211x1212

CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum

President and Chief Investment Officer

*	Indices are defined as follows:

S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Barclays Capital Long U.S. Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced funds are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Periods[2]
Table 1. Based on actual Fund return[3]
Amerigo Fund	1.71%	(11.14)%	$1,000.00	$888.60	$8.14
Clermont Fund	1.71%	(3.77)%	1,000.00	962.30	8.46
Select Allocation Fund	1.71%	(7.65)%	1,000.00	923.50	8.29

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.71%	5.00%	$1,000.00	$1,016.59	$8.69
Clermont Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Select Allocation Fund	1.71%	5.00%	1,000.00	1,016.59	8.69

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

AMERIGO FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

Amerigo Fund returned -7.30% for the year ended December 31, 2011, trailing its benchmark, the S&P 500® Index*, which gained 2.11%.

As the year began, we reduced the Fund’s international exposure. Increased uncertainty in emerging markets resulted from protests in Tunisia and Egypt, later morphing into what became known as the Arab Spring as protests spread across the Middle East and North Africa (MENA). The Fund’s domestic allocations to large- and mid-caps were increased.

Global growth was lower than expected, but appeared to be stabilizing, when the earthquake and tsunami hit Japan in March. Complications about the nuclear power plant, property destruction and supply disruptions to manufacturing and distribution around the world led to talk of the U.S. entering a recession, which brought more uneasiness to the market.

During the summer, markets were moving higher when U.S. politicians debated the debt ceiling and threatened to not pay on the Treasury debt. The market moved sharply lower on the news and confidence in the economy evaporated.

The rest of the year was dominated by news from Europe, as investors grew increasingly uncomfortable with the ability of the eurozone to address its sovereign debt crisis.

As the year ended, the markets for large U.S. companies managed to finish about flat, while international and smaller companies finished in negative territory.

Looking forward, we will monitor the trends for new leadership to develop. The U.S. economy has continued to grow, and corporations have built up their balance sheets, positioning themselves for a strong 2012. However, we expect the U.S. elections and the potential for Mid East civil unrest to lead to continued market volatility.

*	Standard & Poor’s 500 Index (S&P 500®) - a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Vanguard Mid-Capital ETF	7.9%
iShares Russell Midcap Index Fund	5.8%
Energy Select Sector SPDR Fund	4.9%
Vanguard Small-Capital ETF	4.7%
iShares Russell 1000 Growth Index Fund	4.6%
SPDR S&P 500 ETF Trust	4.4%
Vanguard MSCI Emerging Markets ETF	4.4%
SPDR S&P MidCap 400 ETF Trust	4.2%
Vanguard Extended Market ETF	3.4%
Vanguard Large-Capital ETF	3.4%

Top Ten Total	47.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (07/01/03)
Amerigo Fund	-7.30%	-0.74%	5.08%
S&P 500 Index	2.11%	-0.25%	5.04%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

SCHEDULE OF INVESTMENTS	December 31, 2011
AMERIGO FUND

	SHARES	VALUE
EXCHANGE TRADED FUNDS† - 99.6%

UNITED STATES OF AMERICA - 76.3%
Vanguard Mid-Capital ETF	157,300	$11,316,162
iShares Russell Midcap Index Fund	85,300	8,395,226
Energy Select Sector SPDR Fund	103,100	7,127,303
Vanguard Small-Capital ETF	97,700	6,806,759
iShares Russell 1000 Growth Index Fund	114,200	6,599,618
SPDR S&P 500 ETF Trust	50,400	6,325,200
SPDR S&P MidCap 400 ETF Trust	38,000	6,062,520
Vanguard Extended Market ETF	94,500	4,898,880
Vanguard Large-Capital ETF	85,200	4,882,812
iShares Russell 2000 Index Fund	61,500	4,531,935
iShares Russell Midcap Growth Index Fund	78,300	4,310,415
Vanguard Total Stock Market ETF	62,200	3,999,460
Powershares QQQ Trust Series 1	69,800	3,896,934
Health Care Select Sector SPDR Fund	107,300	3,722,237
Technology Select Sector SPDR Fund	86,800	2,209,060
iShares S&P MidCap 400 Index Fund	23,900	2,093,879
Consumer Staples Select Sector SPDR Fund	63,400	2,059,866
IShares S&P Nasdaq Biotechnology Index Fund	19,100	1,993,085
RevenueShares Large Capital ETF	85,200	1,982,604
iShares High Dividend Equity Fund	31,500	1,748,250
iShares S&P 500 Index Fund	12,900	1,624,884
iShares Dow Jones US Pharmaceuticals Index Fund	19,100	1,460,195
Vanguard Value ETF	25,900	1,359,491
SPDR S&P Biotech ETF	19,100	1,268,240
iShares S&P 100 Index Fund	20,700	1,180,521
SPDR S&P Pharmaceuticals ETF	22,200	1,139,526
PowerShares DB Gold Fund*	19,000	1,034,550
Vanguard Dividend Appreciation ETF	18,800	1,027,232
PowerShares DB Precious Metals Fund*	19,000	1,023,720
iShares Morningstar Large Value Index Fund	15,900	939,531
Barclays ETN+long C Leveraged ETN Linked to S&P 500*[1]	6,300	845,964
SPDR Dow Jones Industrial Average ETF Trust	6,200	755,470
iShares iBoxx $ High Yield Corporate Bond Fund	6,300	563,409
United States Commodity Index Fund*	7,900	461,123
Vanguard Mega Capital 300 ETF	3,100	133,318
Financial Select Sector SPDR Fund	7,900	102,700
PowerShares DB Agriculture Fund*	3,200	92,416

Total United States of America		109,974,495

EMERGING MARKETS - 9.7%
Vanguard MSCI Emerging Markets ETF	165,000	6,304,650
iShares MSCI Emerging Markets Index Fund	120,300	4,564,182
SPDR S&P BRIC 40 ETF	57,000	1,249,440
Vanguard FTSE All-World ex-US ETF — Class U	23,800	943,670
iShares MSCI BRIC Index Fund	25,500	924,885

Total Emerging Markets		13,986,827

CHINA - 2.8%
SPDR S&P China ETF	53,600	3,339,280
iShares S&P Asia 50 Index Fund	16,800	657,720

Total China		3,997,000

ASIAN PACIFIC REGION EX JAPAN - 2.7%
iShares MSCI All Country Asia ex-Japan Index Fund	54,000	2,694,600
iShares MSCI Pacific ex-Japan Index Fund	31,700	1,234,081

Total Asian Pacific Region ex Japan		3,928,681

ASIAN PACIFIC REGION - 2.2%
SPDR S&P Emerging Asia Pacific ETF	47,600	3,141,124

LATIN AMERICAN REGION - 1.9%
iShares S&P Latin America 40 Index Fund	63,700	2,711,709

GERMANY -1.7%
iShares MSCI Germany Index Fund	126,900	2,439,018

GLOBAL - 0.9%
iShares S&P Global 100 Index Fund	22,400	1,297,856

CANADA - 0.7%
iShares MSCI Canada Index Fund	41,300	1,098,580

SWEDEN - 0.4%
iShares MSCI Sweden Index Fund	25,300	636,042

EUROPE - 0.3%
Vanguard MSCI European ETF	12,600	522,018

Total Exchange Traded Funds (Cost $142,400,885)		143,733,350

SHORT TERM INVESTMENTS†† - 0. 8%
First American Treasury Obligations Fund	1,111,960	1,111,960

Total Short Term Investments (Cost $1,111, 960)		1,111,960

Total Investments – 100.4% (Cost $143,512,845)		$144,845,310

Liabilities & Other Assets – (0.4)%		(635,407)

Total Net Assets – 100.0%		$144,209,903

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated Security — See Note 7.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

AMERIGO FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $142,632,576)	$143,999,346
Investments in affiliated issuers, at value (cost $880,269)	845,964

Total Investments (cost $143,512,845)	144,845,310
Receivables:
Dividends	74,565

Total assets	144,919,875

LIABILITIES:
Payable for:
Fund shares redeemed	249,696
Management fees	110,626
Transfer agent and administrative fees	30,730
Investor service fees	30,730
Portfolio accounting fees	12,292
Miscellaneous	275,898

Total liabilities	709,972

NET ASSETS	$144,209,903

NET ASSETS CONSIST OF:
Paid in capital	$173,954,228
Accumulated net investment loss	(296,654)
Accumulated net realized loss on investments	(30,780,136)
Net unrealized appreciation on investments	1,332,465

Net assets	$144,209,903
Capital shares outstanding	4,505,775
Net asset value per share	$32.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$2,809,324

Total investment income	2,809,324

EXPENSES:
Management fees	1,515,168
Transfer agent and administrative fees	420,879
Investor service fees	420,879
Portfolio accounting fees	168,351
Custodian fees	43,781
Trustees’ fees*	17,082
Miscellaneous	368,702

Total expenses	2,954,842

Net investment loss	(145,518)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,832,957
Realized gain distributions received from investment company shares	45,439

Net realized gain	16,878,396

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(27,408,950)
Investments in affiliated issuers	(34,305)

Net change in unrealized appreciation (depreciation)	(27,443,255)

Net realized and unrealized loss	(10,564,859)

Net decrease in net assets resulting from operations	$(10,710,377)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

AMERIGO FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(145,518)	$(247,130)
Net realized gain on investments	16,878,396	6,364,965
Net change in unrealized appreciation (depreciation) on investments	(27,443,255)	20,547,500

Net increase (decrease) in net assets resulting from operations	(10,710,377)	26,665,335

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(179,331)

Total distributions to shareholders	—	(179,331)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,889,719	29,504,404
Distributions reinvested	—	179,331
Cost of shares redeemed	(68,456,792)	(69,754,821)

Net decrease from capital share transactions	(44,567,073)	(40,071,086)

Net decrease in net assets	(55,277,450)	(13,585,082)

NET ASSETS:
Beginning of year	199,487,353	213,072,435

End of year	$144,209,903	$199,487,353

Accumulated net investment loss at end of year	$(296,654)	$(386,274)

CAPITAL SHARE ACTIVITY:
Shares sold	744,890	967,466
Shares issued from reinvestment of distributions	—	5,441
Shares redeemed	(2,016,845)	(2,294,722)

Net decrease in shares	(1,271,955)	(1,321,815)

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

AMERIGO FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$34.53	$30.01	$21.64	$39.13	$35.83

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.04)	.03	.12	.12
Net gain (loss) on investments (realized and unrealized)	(2.49)	4.59	8.49	(17.01)	4.85

Total from investment operations	(2.52)	4.55	8.52	(16.89)	4.97

Less distributions from:
Net investment income	—	(.03)	(.15)	(.10)	(.14)[d]
Net realized gains	—	—	—	(.50)	(1.53)[d]

Total distributions	—	(.03)	(.15)	(.60)	(1.67)

Net asset value, end of period	$32.01	$34.53	$30.01	$21.64	$39.13

Total Return[b]	(7.30%)	15.13%	39.41%	(43.09%)	13.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,210	$199,487	$213,072	$204,878	$364,693

Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.13%)	0.12%	0.36%	0.32%
Total expenses[c]	1.76%	1.70%	1.71%	1.65%	1.63%

Portfolio turnover rate	48%	77%	102%	103%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	For financial reporting purposes certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

CLERMONT FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Clermont Fund returned -0.28% for the year ended December 31, 2011, underperforming its blended benchmark, consisting of 45% S&P 500® Index* and 55% Barclay’s Capital U.S. Credit Index*, which gained 5.78%.

As the year began, we reduced the Fund’s international exposure. Increased uncertainty in emerging markets resulted from protests in Tunisia and Egypt, later morphing into what became known as the Arab Spring as protests spread across the Middle East and North Africa (MENA). The Fund’s domestic allocation to large caps was increased.

Global growth was lower than expected, but appeared to be stabilizing, when the earthquake and tsunami hit Japan in March. Complications about the nuclear power plant, property destruction and supply disruptions to manufacturing and distribution around the world led to talk of the U.S. entering a recession, which brought more uneasiness to the market.

During the summer, markets were moving higher when U.S. politicians debated the debt ceiling and threatened to not pay on the Treasury debt. The market moved sharply lower on the news and confidence in the economy evaporated.

The rest of the year was dominated by news from Europe, as investors grew increasingly uncomfortable with the ability of the eurozone to address its sovereign debt crisis.

As the year ended, the markets for large U.S. companies managed to finish about flat, while international and smaller companies finished in negative territory.

Looking forward, we will monitor the trends for new leadership to develop. The U.S. economy has continued to grow, and corporations have built up their balance sheets, positioning themselves for a strong 2012. However, we expect the U.S. elections and the potential for Mid East civil unrest to lead to continued market volatility.

The Fund’s fixed-income allocations toward shorter duration and corporate bonds did not help our performance, as the high-yield sector sold off strongly during the U.S. debt ceiling debates in the summer. The U.S. Treasury yields managed to move even lower, despite the headlines and the downgrade in the credit rating. With such paltry yields, investors moved into large dividend-paying stocks as an alternative to bonds.

*	Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

*	The Barclays Capital U.S. Credit Index comprises the Barclays Capital U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays Capital U.S. Government/Credit Index and Barclays Capital U.S. Aggregate Index.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
iShares Barclays Credit Bond Fund	11.7%
SPDR S&P 500 ETF Trust	7.9%
iShares iBoxx $ High Yield Corporate Bond Fund	7.9%
iShares iBoxx Investment Grade Corporate Bond Fund	6.6%
SPDR Barclays Capital High Yield Bond ETF	4.6%
SPDR S&P MidCap 400 ETF Trust	3.0%
Vanguard MSCI Emerging Markets ETF	3.0%
Vanguard Total Stock Market ETF	3.0%
Vanguard Total Bond Market ETF	3.0%
iShares S&P 500 Index Fund	2.6%

Top Ten Total	53.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (07/01/03)
Clermont Fund	-0.28%	0.15%	3.13%
S&P 500 Index	2.11%	-0.25%	5.04%
Synthetic Balanced Benchmark†	5.78%	3.96%	5.55%

†	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Credit Index.
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  13

SCHEDULE OF INVESTMENTS	December 31, 2011
CLERMONT FUND

	SHARES	VALUE
COMMON STOCKS† - 0.5%

FINANCIALS - 0.5%
Berkshire Hathaway, Inc. — Class B*	4,500	$343,350

Total Common Stocks (Cost $350,749)		343,350

EXCHANGE TRADED FUNDS† - 90.0%
UNITED STATES OF AMERICA - 80.0%
iShares Barclays Credit Bond Fund	81,000	8,821,710
SPDR S&P 500 ETF Trust	47,300	5,936,150
iShares iBoxx $ High Yield Corporate Bond Fund	66,300	5,929,209
iShares iBoxx Investment Grade Corporate Bond Fund	43,800	4,982,688
SPDR Barclays Capital High Yield Bond ETF	90,300	3,472,035
SPDR S&P MidCap 400 ETF Trust	14,400	2,297,376
Vanguard Total Stock Market ETF	35,400	2,276,220
Vanguard Total Bond Market ETF	27,100	2,263,934
iShares S&P 500 Index Fund	15,400	1,939,784
Vanguard Mid-Capital ETF	25,000	1,798,500
Vanguard Small-Capital ETF	21,700	1,511,839
iShares High Dividend Equity Fund	27,000	1,498,500
Vanguard Large-Capital ETF	26,100	1,495,791
SPDR Dow Jones Industrial Average ETF Trust	12,000	1,462,200
Vanguard Extended Market ETF	25,000	1,296,000
iShares Russell Midcap Index Fund	12,300	1,210,566
Powershares QQQ Trust Series 1	18,000	1,004,940
iShares Morningstar Large Value Index Fund	15,700	927,713
Energy Select Sector SPDR Fund	12,300	850,299
Vanguard Dividend Appreciation ETF	15,400	841,456
Consumer Staples Select Sector SPDR Fund	24,600	799,254
Health Care Select Sector SPDR Fund	21,000	728,490
Vanguard Value ETF	13,700	719,113
iShares Russell 1000 Growth Index Fund	12,300	710,817
Vanguard Intermediate-Term Corporate Bond ETF	7,600	626,012
RevenueShares Large Capital ETF	21,500	500,305
iShares Barclays Intermediate Credit Bond Fund	4,500	482,310
iShares Dow Jones US Pharmaceuticals Index Fund	6,100	466,345
iShares Russell 2000 Index Fund	6,100	449,509
PowerShares DB Gold Fund*	7,600	413,820
PowerShares DB Precious Metals Fund*	7,600	409,488
iShares S&P MidCap 400 Index Fund	4,600	403,006
iShares S&P 100 Index Fund	6,100	347,883
SPDR S&P Pharmaceuticals ETF	6,100	313,113
iShares Diversified Alternatives Trust*	4,600	224,250
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	6,300	209,223
United States Commodity Index Fund*	3,100	180,947
PIMCO Enhanced Short Maturity Strategy Fund	1,300	130,208
iShares Barclays 1-3 Year Credit Bond Fund	900	93,780
Vanguard Intermediate-Term Bond ETF	1,000	86,970
PowerShares DB Commodity Index Tracking Fund*	3,000	80,520
Vanguard Short-Term Corporate
Bond ETF	900	70,074
iShares Barclays 3-7 Year Treasury Bond Fund	300	36,612
iShares Barclays Aggregate Bond Fund	300	33,075
iShares Barclays 7-10 Year Treasury Bond Fund	300	31,671
SPDR Barclays Capital Short Term Corporate Bond ETF	900	27,099
Vanguard Long-Term Corporate Bond ETF	300	26,082
iShares S&P 500 Growth Index Fund	300	20,226
iShares 10+ Year Credit Bond Fund	300	17,706
SPDR Barclays Capital Aggregate Bond ETF	300	17,367
iShares S&P 500 Value Index Fund	300	17,349
SPDR Barclays Capital Long Term
Credit Bond ETF	300	11,847

Total United States of America		60,501,381

EMERGING MARKETS - 5.3%
Vanguard MSCI Emerging Markets ETF	60,100	2,296,421
Vanguard FTSE All-World ex-US ETF — Class U	18,200	721,630
iShares MSCI Emerging Markets Index Fund	12,200	462,868
SPDR S&P BRIC 40 ETF	9,200	201,664
Vanguard Total World Stock Index Fund ETF	4,600	198,628
Vanguard Short-Term Bond ETF	1,500	121,260

Total Emerging Markets		4,002,471

ASIAN PACIFIC REGION - 1.4%
SPDR S&P Emerging Asia Pacific ETF	12,300	811,677
Vanguard MSCI Pacific ETF	4,600	218,914

Total Asian Pacific Region		1,030,591

GLOBAL - 1.3%
iShares S&P Global 100 Index Fund	16,700	967,598

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
CLERMONT FUND

	SHARES	VALUE
ASIAN PACIFIC REGION EX JAPAN - 0.8%
iShares MSCI All Country Asia ex-Japan Index Fund	12,300	$613,770

GERMANY - 0.7%
iShares MSCI Germany Index Fund	24,300	467,046

LATIN AMERICAN REGION - 0.3%
iShares S&P Latin America 40 Index Fund	6,100	259,677

EUROPE - 0.2%
Vanguard MSCI European ETF	4,500	186,435

Total Exchange Traded Funds (Cost $65,325,080)		68,028,969

SHORT TERM INVESTMENTS†† - 1.0%
First American Treasury Obligations Fund	743,253	743,253

Total Short Term Investments (Cost $743,253)		743,253

	FACE AMOUNT
CORPORATE BONDS†† - 8.3%

FINANCIALS - 2.7%
Mutual of Omaha Insurance Co.
6.80% due 06/15/36[1,2]	$725,000	773,267
HSBC Finance Corp.
7.00% due 05/15/12	482,000	490,987
Goldman Sachs Group, Inc.
5.95% due 01/15/27	482,000	451,794
Morgan Stanley
5.50% due 09/30/173	400,000	348,238

Total Financials		2,064,286

MATERIALS - 1.8%
Alcoa, Inc.
5.87% due 02/23/22	793,000	798,775
Chevron Phillips Chemical Company LLC
8.25% due 06/15/19[1,2]	416,000	526,644
Freeport-McMoRan Copper & Gold, Inc.
8.38% due 04/01/17	50,000	53,125

Total Materials		1,378,544

ENERGY - 1.3%
Enogex LLC
6.25% due 03/15/20[1,2]	520,000	588,506
Sunoco, Inc.
4.88% due 10/15/14	376,000	383,443

Total Energy		971,949

HEALTH CARE - 0.9%
Agilent Technologies, Inc.
6.50% due 11/01/17	577,000	668,192

UTILITIES - 0.7%
Westar Energy, Inc.
6.00% due 07/01/14	468,000	513,135

CONSUMER STAPLES - 0.5%
Bunge Ltd. Finance Corp.
8.50% due 06/15/19	274,000	333,524

INDUSTRIALS - 0.4%
Timken Co.
6.00% due 09/15/14	300,000	324,661

Total Corporate Bonds (Cost $5,582,709)		6,254,291

U.S. GOVERNMENT SECURITIES† - 0.2%
U.S. Treasury Notes
0.88% due 02/29/12	100,000	100,133
0.88% due 01/31/12	100,000	100,062

Total U.S. Government Securities (Cost $200,005)		200,195

Total Investments – 100.0% (Cost $72,201,796)		$75,570,058

Cash & Other Assets, Less Liabilities – 0.0%		14,649

Total Net Assets – 100.0%		$75,584,707

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Security was acquired through a private placement.
[2]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $1,888,417 (cost $1,581,827), or 2.5% of total net assets.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2011.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CLERMONT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $72,201,796)	$75,570,058
Cash	855
Receivables:
Dividends	177,300
Interest	80,132

Total assets	75,828,345

LIABILITIES:
Payable for:
Management fees	57,394
Fund shares redeemed	24,262
Transfer agent and administrative fees	15,943
Investor service fees	15,943
Portfolio accounting fees	6,377
Miscellaneous	123,719

Total liabilities	243,638

NET ASSETS	$75,584,707

NET ASSETS CONSIST OF:
Paid in capital	$78,192,688
Undistributed net investment income	1,147,422
Accumulated net realized loss on investments	(7,123,665)
Net unrealized appreciation on investments	3,368,262

Net assets	$75,584,707
Capital shares outstanding	3,257,636
Net asset value per share	$23.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$2,162,651
Interest	353,916

Total investment income	2,516,567

EXPENSES:
Management fees	696,279
Transfer agent and administrative fees	193,411
Investor service fees	193,411
Portfolio accounting fees	77,363
Custodian fees	19,654
Trustees’ fees*	7,696
Miscellaneous	166,020

Total expenses	1,353,834

Net investment income	1,162,733

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	2,204,531
Realized gain distributions received from investment company shares	32,859

Net realized gain	2,237,390

Net change in unrealized appreciation (depreciation) on:
Investments	(4,135,929)

Net change in unrealized appreciation (depreciation)	(4,135,929)

Net realized and unrealized loss	(1,898,539)

Net decrease in net assets resulting from operations	$(735,806)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CLERMONT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,162,733	$1,358,889
Net realized gain on investments	2,237,390	1,278,127
Net change in unrealized appreciation (depreciation) on investments	(4,135,929)	4,885,068

Net increase (decrease) in net assets resulting from operations	(735,806)	7,522,084

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,375,700)	(1,293,571)

Total distributions to shareholders	(1,375,700)	(1,293,571)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	31,171,764	26,286,130
Distributions reinvested	1,375,700	1,293,571
Cost of shares redeemed	(28,899,474)	(26,563,162)

Net increase from capital share transactions	3,647,990	1,016,539

Net increase in net assets	1,536,484	7,245,052

NET ASSETS:
Beginning of year	74,048,223	66,803,171

End of year	$75,584,707	$74,048,223

Undistributed net investment income at end of year	$1,147,422	$1,304,882

CAPITAL SHARE ACTIVITY:
Shares sold	1,302,885	1,175,728
Shares issued from reinvestment of distributions	59,374	55,902
Shares redeemed	(1,230,385)	(1,180,776)

Net increase in shares	131,874	50,854

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CLERMONT FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$23.69	$21.73	$18.09	$26.79	$29.90

Income (loss) from investment operations:
Net investment income[a]	.36	.44	.47	.51	.53
Net gain (loss) on investments (realized and unrealized)	(.43)	1.94	3.61	(8.60)	1.40

Total from investment operations	(.07)	2.38	4.08	(8.09)	1.93

Less distributions from:
Net investment income	(.42)	(.42)	(.44)	(.25)	(.61)[d]
Net realized gains	—	—	—	(.36)	(4.43)[d]

Total distributions	(.42)	(.42)	(.44)	(.61)	(5.04)

Net asset value, end of period	$23.20	$23.69	$21.73	$18.09	$26.79

Total Return[b]	(0.28%)	10.99%	22.58%	(30.07%)	6.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,585	$74,048	$66,803	$47,259	$62,264

Ratios to average net assets:
Net investment income	1.50%	1.97%	2.41%	2.19%	1.73%
Total expenses[c]	1.75%	1.71%	1.70%	1.66%	1.64%

Portfolio turnover rate	28%	68%	128%	149%	163%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

SELECT ALLOCATION FUND

OBJECTIVE: Seeks to provide growth of capital and total return.

Select Allocation Fund returned -4.21% for the year ended December 31, 2011, underperforming its blended benchmark, 75% S&P 500® Index* and 25% Barclay’s Capital U.S. Credit Index*, which gained 3.85%.

As the year began, we reduced the Fund’s international exposure. Increased uncertainty in emerging markets resulted from protests in Tunisia and Egypt, later morphing into what became known as the Arab Spring as protests spread across the Middle East and North Africa (MENA). The Fund’s domestic allocations to large and mid caps were increased.

Global growth was lower than expected, but appeared to be stabilizing, when the earthquake and tsunami hit Japan in March. Complications about the nuclear power plant, property destruction and supply disruptions to manufacturing and distribution around the world led to talk of the U.S. entering a recession, which brought more uneasiness to the market.

During the summer, markets were moving higher when U.S. politicians debated the debt ceiling and threatened to not pay on the Treasury debt. The market moved sharply lower on the news and confidence in the economy evaporated.

The rest of the year was dominated by news from Europe, as investors grew increasingly uncomfortable with the ability of the eurozone to address its sovereign debt crisis.

As the year ended, the markets for large U.S. companies managed to finish about flat, while international and smaller companies finished in negative territory.

Looking forward, we will monitor the trends for new leadership to develop. The U.S. economy has continued to grow, and corporations have built up their balance sheets, positioning themselves for a strong 2012. However, we expect the U.S. elections and the potential for Mid East civil unrest to lead to continued market volatility.

The Fund’s fixed-income allocations toward shorter duration and corporate bonds did not help our performance, as the high-yield sector sold off strongly during the U.S. debt ceiling debates in the summer. The U.S. Treasury yields managed to move even lower, despite the headlines and the downgrade in the credit rating. With such paltry yields, investors moved into large dividend-paying stocks as an alternative source of income.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

*	The Barclays Capital U.S. Credit Index comprises the Barclays Capital U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays Capital U.S. Government/Credit Index and Barclays Capital U.S. Aggregate Index.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	9.7%
iShares iBoxx $ High Yield Corporate Bond Fund	7.1%
SPDR Barclays Capital High Yield Bond ETF	6.2%
SPDR S&P MidCap 400 ETF Trust	5.4%
Vanguard MSCI Emerging Markets ETF	4.5%
iShares S&P 500 Index Fund	3.9%
Vanguard Total Stock Market ETF	3.6%
Vanguard Mid-Capital ETF	3.3%
Vanguard Large-Capital ETF	3.3%
Vanguard Small-Capital ETF	3.2%

Top Ten Total	50.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (11/10/06)
Select Allocation Fund	-4.21%	0.32%	0.25%
S&P 500 Index	2.11%	-0.25%	0.33%
Synthetic Balanced Benchmark†	3.85%	1.76%	2.15%

†	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Credit Index.
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2011
SELECT ALLOCATION FUND

	SHARES	VALUE
COMMON STOCKS† - 1.9%

ENERGY - 1.9%
Exxon Mobil Corp.	4,000	$339,040
ConocoPhillips	4,500	327,915

Total Energy		666,955

Total Common Stocks (Cost $577,394)		666,955

EXCHANGE TRADED FUNDS† - 84.7%

UNITED STATES OF AMERICA - 69.2%
SPDR S&P 500 ETF Trust	27,100	3,401,050
iShares iBoxx $ High Yield Corporate Bond Fund	27,700	2,477,211
SPDR Barclays Capital High Yield Bond ETF	56,600	2,176,270
SPDR S&P MidCap 400 ETF Trust	11,800	1,882,572
iShares S&P 500 Index Fund	10,700	1,347,772
Vanguard Total Stock Market ETF	19,800	1,273,140
Vanguard Mid-Capital ETF	16,000	1,151,040
Vanguard Large-Capital ETF	20,000	1,146,200
Vanguard Small-Capital ETF	16,000	1,114,720
iShares Russell 2000 Index Fund	12,400	913,756
Vanguard Extended Market ETF	16,000	829,440
Vanguard Growth ETF	10,400	642,304
Powershares QQQ Trust Series 1	11,300	630,879
iShares Russell Midcap Index Fund	5,800	570,836
iShares Barclays Credit Bond Fund	4,900	533,659
iShares Morningstar Large Value Index Fund	8,700	514,083
Industrial Select Sector SPDR Fund	15,000	506,250
iShares Russell 1000 Growth Index Fund	8,700	502,773
SPDR S&P Biotech ETF*	6,700	444,880
Technology Select Sector SPDR Fund	17,400	442,830
Vanguard Value ETF	8,000	419,920
iShares S&P MidCap 400 Index Fund	4,400	385,484
RevenueShares Large Capital ETF	16,400	381,628
iShares High Dividend Equity Fund	5,100	283,050
SPDR S&P Dividend ETF	1,700	91,579
iShares Dow Jones Select Dividend Index Fund	1,700	91,375

Total United States of America		24,154,701

EMERGING MARKETS - 8.5%
Vanguard MSCI Emerging Markets ETF	41,100	1,570,431
iShares MSCI Emerging Markets Index Fund	25,900	982,646
SPDR S&P BRIC 40 ETF	18,600	407,712

Total Emerging Markets		2,960,789

LATIN AMERICAN REGION - 2.7%
iShares S&P Latin America 40 Index Fund	22,400	953,568

ASIAN PACIFIC REGION EX JAPAN - 1.7%
iShares MSCI Pacific ex-Japan Index Fund	15,200	591,736

GLOBAL - 1.6%
iShares S&P Global Energy Sector Index Fund	7,800	297,882
iShares S&P Global Materials Sector Index Fund	4,500	257,400

Total Global		555,282

CANADA - 1.0%
iShares MSCI Canada Index Fund	13,300	353,780

Total Exchange Traded Funds
(Cost $28,941,878)		29,569,856

SHORT TERM INVESTMENTS†† - 1.0%
First American Treasury Obligations Fund	354,892	354,892

Total Short Term Investments
(Cost $354,892)		354,892

	FACE AMOUNT
CORPORATE BONDS†† - 12.4%

MATERIALS - 4.0%
Alcoa, Inc.
5.87% due 02/23/22	$626,000	630,558
6.75% due 07/15/18	257,000	283,701
Chevron Phillips Chemical Company LLC
8.25% due 06/15/19[1,2]	352,000	445,622
Freeport-McMoRan Copper & Gold, Inc.
8.38% due 04/01/17	45,000	47,813

Total Materials		1,407,694

FINANCIALS - 3.2%
Mutual of Omaha Insurance Co.
6.80% due 06/15/36[1,2]	460,000	490,625
HSBC Finance Corp.
7.00% due 05/15/12	310,000	315,780
Goldman Sachs Group, Inc.
5.95% due 01/15/27	310,000	290,573

Total Financials		1,096,978

CONSUMER DISCRETIONARY - 2.3%
Nordstrom, Inc.
7.00% due 01/15/38	593,000	788,514

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
SELECT ALLOCATION FUND

	FACE AMOUNT	VALUE
HEALTH CARE - 1.2%
Agilent Technologies, Inc. 6.50% due 11/01/17	$368,000	$426,161

INFORMATION TECHNOLOGY - 0.9%
Corning, Inc. 7.25% due 08/15/36	270,000	325,717

CONSUMER STAPLES - 0.8%
Bunge Ltd. Finance Corp. 8.50% due 06/15/19	235,000	286,051

Total Corporate Bonds (Cost $3,410,151)		4,331,115

U.S. GOVERNMENT SECURITIES† - 0.1%
U.S. Treasury Notes 0.88% due 02/29/12	50,000	50,066

Total U.S. Government Securities (Cost $50,000)		50,066

Total Investments – 100.1% (Cost $33,334,315)		$34,972,884

Liabilities & Other Assets – (0.1)%		(46,993)

Total Net Assets – 100.0%		$34,925,891

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Security was acquired through a private placement.
[2]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $936,247 (cost $762,937), or 2.7% of total net assets.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SELECT ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $33,334,315)	$34,972,884
Receivables:
Dividends	72,807
Interest	67,821

Total assets	35,113,512

LIABILITIES:
Payable for:
Fund shares redeemed	80,659
Management fees	26,731
Transfer agent and administrative fees	7,425
Investor service fees	7,425
Portfolio accounting fees	2,970
Miscellaneous	62,411

Total liabilities	187,621

NET ASSETS	$34,925,891

NET ASSETS CONSIST OF:
Paid in capital	$42,998,230
Undistributed net investment income	327,428
Accumulated net realized loss on investments	(10,038,336)
Net unrealized appreciation on investments	1,638,569

Net assets	$34,925,891
Capital shares outstanding	1,547,968
Net asset value per share	$22.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$769,016
Interest	277,115

Total investment income	1,046,131

EXPENSES:
Management fees	345,783
Transfer agent and administrative fees	96,051
Investor service fees	96,051
Portfolio accounting fees	38,420
Custodian fees	9,741
Trustees’ fees*	3,869
Miscellaneous	83,519

Total expenses	673,434

Net investment income	372,697

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	1,431,484
Realized gain distributions received from investment company shares	11,176

Net realized gain	1,442,660

Net change in unrealized appreciation (depreciation) on:
Investments	(3,338,934)

Net change in unrealized appreciation (depreciation)	(3,338,934)

Net realized and unrealized loss	1,896,274

Net decrease in net assets resulting from operations	$(1,523,577)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$372,697	$538,976
Net realized gain on investments	1,442,660	1,272,923
Net change in unrealized appreciation (depreciation) on investments	(3,338,934)	3,456,806

Net increase (decrease) in net assets resulting from operations	(1,523,577)	5,268,705

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(549,241)	(699,942)

Total distributions to shareholders	(549,241)	(699,942)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,808,365	8,982,102
Distributions reinvested	549,241	699,942
Cost of shares redeemed	(12,386,422)	(15,765,460)

Net decrease from capital share transactions	(5,028,816)	(6,083,416)

Net decrease in net assets	(7,101,634)	(1,514,653)

NET ASSETS:
Beginning of year	42,027,525	43,542,178

End of year	$34,925,891	$42,027,525

Undistributed net investment income at end of year	$327,428	$294,393

CAPITAL SHARE ACTIVITY:
Shares sold	291,061	408,680
Shares issued from reinvestment of distributions	24,324	30,327
Shares redeemed	(524,001)	(717,667)

Net decrease in shares	(208,616)	(278,660)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SELECT ALLOCATION FUND FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$23.93	$21.39	$16.11	$28.98	$25.55

Income (loss) from investment operations:
Net investment income[a]	.23	.28	.31	.32	.34
Net gain (loss) on investments (realized and unrealized)	(1.25)	2.66	5.45	(12.56)	3.48

Total from investment operations	(1.02)	2.94	5.76	(12.24)	3.82

Less distributions from:
Net investment income	(.35)	(.40)	(.48)	(.31)	—
Net realized gains	—	—	—	(.32)	(.39)

Total distributions	(.35)	(.40)	(.48)	(.63)	(.39)

Net asset value, end of period	$22.56	$23.93	$21.39	$16.11	$28.98

Total Return[b]	(4.21%)	13.75%	35.79%	(42.14%)	14.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,926	$42,028	$43,542	$43,391	$84,921

Ratios to average net assets:
Net investment income	0.97%	1.31%	1.70%	1.32%	1.22%
Total expenses[c]	1.75%	1.70%	1.71%	1.66%	1.62%

Portfolio turnover rate	35%	61%	131%	120%	171%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“Gl”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. Gl, RFS and RDL are affiliated entities.

Each Fund invests primarily in Exchange Traded Funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

CLS Investments, LLC serves as investment sub-advisor (the “Sub-Advisor”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Gl under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; (ii) using other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Financial Instruments

The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  27

NOTES TO FINANCIAL STATEMENTS (continued)

changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3.	Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay Gl investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.

Gl pays the Sub-Advisor out of the advisory fees it receives. In addition, SI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with Gl. Gl may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund.

Fund Accounting	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.

The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to RDL at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

The Board approved the use of a Distribution Plan for which RDL and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2011, this plan was not utilized.

Certain officers and trustees of the Trust are also officers of Gl, RFS and RDL.

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Amerigo Fund	$143,733,350	$1,111,960	$—	$144,845,310
Clermont Fund	68,572,514	6,997,544	—	75,570,058
Select Allocation Fund	30,286,877	4,686,007	—	34,972,884

For the year ended December 31, 2011, there were no transfers between levels.

5.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Amerigo Fund	$8,010,139
Clermont Fund	2,160,946
Select Allocation Fund	1,388,920

The tax character of distributions paid during 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Amerigo Fund	$—	$—	$—
Clermont Fund	1,375,700	—	1,375,700
Select Allocation Fund	549,241	—	549,241

The tax character of distributions paid during 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Amerigo Fund	$179,331	$—	$179,331
Clermont Fund	1,293,571	—	1,293,571
Select Allocation Fund	699,942	—	699,942

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  29

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2011, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward
Amerigo Fund	$—	$8,283,202	$883,930	$(38,911,457)
Clermont Fund	1,163,090	—	3,101,323	(6,872,394)
Select Allocation Fund	372,699	—	1,513,681	(9,958,719)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations. A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

Fund	Expires in 2016	Expires in 2017	Total Capital Loss Carryforward
Amerigo Fund	$(19,462,117)	$(19,449,340)	$(38,911,457)
Clermont Fund	(3,871,205)	(3,001,189)	(6,872,394)
Select Allocation Fund	(4,989,658)	(4,969,061)	(9,958,719)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Amerigo Fund	$(169,168)	$235,138	$(65,970)
Clermont Fund	—	55,507	(55,507)
Select Allocation Fund	(121,153)	209,579	(88,426)

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Amerigo Fund	$143,961,380	$8,219,391	$(7,335,461)	$883,930
Clermont Fund	72,468,735	5,473,731	(2,372,408)	3,101,323
Select Allocation Fund	33,459,203	2,787,347	(1,273,666)	1,513,681

6.	Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were:

	Purchases	Sales
Amerigo Fund	$81,379,113	$125,326,277
Clermont Fund	25,200,770	21,206,428
Select Allocation Fund	13,336,651	18,579,739

7.	Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Select SGI or Guggenheim Partners, LLC, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions for the year ended December 31, 2011 in which the portfolio company is an “affiliated person” are as follows:

Fund	Security	Value 12/31/10	Additions	Reductions	Value 12/31/11	Shares 12/31/11	Investment Income
Amerigo	Exchange Traded Fund:
	Barclays ETN+long C Leveraged ETN Linked to S&P 500	$—	$880,269	$—	$845,964	6,300	$—

30  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8.	Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
Amerigo Fund	$208,118
Clermont Fund	42,014
Select Allocation Fund	24,392

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerigo Fund, Clermont Fund and Select Allocation Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

32  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Amerigo Fund	4,485,696	114,841	116,309
Clermont Fund	2,836,790	162,915	254,752
Select Allocation Fund	1,433,679	88,966	60,633

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new sub-advisory agreement between Security Investors, LLC and CLS Investments, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Amerigo Fund	4,485,406	114,841	116,597
Clermont Fund	2,836,396	163,188	254,872
Select Allocation Fund	1,436,956	89,486	56,836

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Amerigo Fund	4,486,109	116,322	114,415
Clermont Fund	2,862,693	138,089	253,675
Select Allocation Fund	1,434,070	77,021	72,186

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  33

OTHER INFORMATION (Unaudited) continued

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment adviser (the “Investment Adviser”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called special meetings of shareholders (the “Meeting”), at which shareholders of record of each of the Funds as of October 3, 2011 were asked to consider the approval of a new investment advisory agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment advisory agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory and Investment Sub-Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the Trust, the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”) and the investment sub-advisory agreements between the Adviser and CLS Investments, LLC (“CLS”) with respect to the CLS Amerigo Fund, CLS Select Allocation Fund and CLS Clermont Fund (the “Funds”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory and investment sub-advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds and a new investment sub-advisory agreement for each of the CLS Amerigo Fund, CLS Select Allocation Fund, and CLS Clermont Fund.

At the meeting of August 16-17, 2011, the Board considered the new investment advisory and investment sub-advisory agreements, pursuant to which, subject to approval by each Fund’s shareholders of the new agreements, the Adviser would continue to serve each Fund as investment adviser (and CLS would continue to serve as sub-investment adviser to CLS Amerigo

34  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORM AT ION (Unaudited) continued

Fund, CLS Select Allocation Fund and CLS Clermont Fund) after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement and new investment sub-advisory agreements.

In reaching the conclusion to approve the new investment advisory and investment sub-advisory agreements, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory and investment sub-advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser and CLS (collectively, the “Advisers”) that the Board had received relating to the current investment advisory and investment sub-advisory agreements at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory and investment sub-advisory agreements at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Advisers’ investment advisory and other services; (b) the Advisers’ investment management personnel; (c) the Advisers’ operations and financial condition; (d) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Advisers’ compliance systems; (i) the Advisers’ policies on and compliance procedures for personal securities transactions; (j) the Advisers’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory and investment sub-advisory agreements are fair and reasonable; (b) concluded that the Advisers’ fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory and investment sub-advisory agreements and, subject to shareholder approval, the new investment advisory and investment sub-advisory agreements, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Advisers. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Advisers under the current investment advisory and investment sub-advisory agreements, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the current investment advisory and investment sub-advisory agreements and the scope of services required to be provided by the Advisers under the new investment advisory and investment sub-advisory agreements. The Board noted that the key investment and management personnel of the Advisers servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  35

OTHER INFORMATION (Unaudited) concluded

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory and investment sub-advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisers. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Advisers would be the same under each Fund’s new investment advisory and investment sub-advisory agreements as they are under such Fund’s current agreements. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16- 17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory and investment sub-advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Advisers under the new agreements when the renewal of the new agreements next comes before the Board.

•

Other Benefits to the Advisers and/or their Affiliates. In addition to evaluating the services provided by the Advisers, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory and investment sub-advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory and investment sub-advisory agreements were in the best interests of the Funds.

36  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of Gl, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour Trustee (1945)	Rydex Series Funds – 1993 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Audit and Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton Trustee (1941)	Rydex Series Funds – 1995 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret Trustee, Chairman of the Board (1940)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller Trustee (1940)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr. Trustee (1960)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville Trustee (1942)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

INDEPENDENT TRUSTEES – continued

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Roger Somers Trustee (1944)	Rydex Series Funds - 1993 Rydex Variable Trust - 1998 Rydex Dynamic Funds - 1999 Rydex ETF Trust - 2003	150

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS Name, Position and Year of Birth	Principal Occupations During Past Five Years
Richard M. Goldman* President (1961)

Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007-2010); President and Director, Security Global Investors (2010-2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisor II, LLC (2010); Director, Security Distributors, Inc. (2007-2009); Managing Member, R M Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010),Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, (President and Secretary 2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary 2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

38  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)

Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Chief Compliance Officer and Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith A. Fletcher* Vice President (1958)

Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Amy J. Lee* Vice President and Assistant Secretary (1960)

Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Investors.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  39

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

40  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVAAO-2-1211x1212

GUGGENHEIM ALTERNATIVES FUNDS

GUGGENHEIM U.S. LONG SHORT MOMENTUM FUND

GUGGENHEIM ALTERNATIVE STRATEGIES ALLOCATION FUND

GUGGENHEIM MANAGED FUTURES STRATEGY FUND

GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum
President and Chief Investment Officer

*	S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
*	The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
*	The Barclays Capital Long U.S. Treasury Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
*	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC which includes Security Investors, LLC (d.b.a., Security Global Investors and Rydex Investments), the investment advisor to the referenced funds. Rydex Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1,4]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
U.S. Long Short Momentum Fund	1.72%	(11.47%)	$1,000.00	$885.30	$8.17
Alternative Strategies Allocation Fund	0.00%	(3.22%)	1,000.00	967.80	—
Managed Futures Strategy Fund	2.09%	(7.30%)	1,000.00	927.00	10.15
Multi-Hedge Strategies Fund 5/8	2.37%	1.24%	1,000.00	1,012.40	12.02
Commodities Strategy Fund	1.57%	(6.37%)	1,000.00	936.30	7.66

Table 2. Based on hypothetical 5% return (before expenses)
U.S. Long Short Momentum Fund	1.72%	5.00%	$1,000.00	$1,016.53	$8.74
Alternative Strategies Allocation Fund	0.00%	5.00%	1,000.00	1,025.21	—
Managed Futures Strategy Fund	2.09%	5.00%	1,000.00	1,014.67	10.61
Multi-Hedge Strategies Fund	2.37%	5.00%	1,000.00	1,013.26	12.03
Commodities Strategy Fund	1.57%	5.00%	1,000.00	1,017.29	7.98

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.
[4]

This ratio represents annualized net expense which includes dividend and interest expense related to securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 1.21% lower in the Multi-Hedge Strategies Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

U.S. LONG SHORT MOMENTUM FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the year ended December 31, 2011, the Fund returned -6.56% as opposed to its benchmark, the Russell 3000® Index*, which rose 1.03%. The performance differential for the Fund can be attributed to three major sources of relative returns: core momentum strategy, defensive hedge and transaction costs/fees.

Momentum strategies performed in line with equity markets for much of the year. October was the stand-out exception as the market experienced a strong counter-trend rally. For the full calendar year, the Fund’s core momentum model trailed the Russell 3000 Index by -3.6%. October alone accounted for benchmark relative performance of -4.3%. We saw negative performance for momentum strategies from both intermediate (3-months) and long-term (12-months) models in 2011. This behavior was distinct from our 2010 experience when positive performance from the long-term model roughly offset negative performance from the intermediate model.

The defensive hedging model served the role of dampening fund volatility but also suffered from October’s strong counter-trend rally. After being up on the year through the third quarter, the defensive hedge surrendered -3.3% of fund performance in October. For the year, the defensive hedge cost the fund -2.0%. The hedge resulted in a reduction of annualized fund volatility to 12.9% versus 15.6% for the core model and 16.0% for the S&P 500 Index*.

For the year, transaction costs, which are estimated at 48bps, were relatively low given the turnover level of the momentum strategy, which approximated 96% per side in 2011. Combined with management fees, these operational costs reduced Fund performance by -2.2% versus the Russell 3000 Index benchmark.

Within the core momentum model, large overweight positions of Trading Companies & Distributors and Tobacco industries contributed positively to benchmark relative return, with the two industry allocations generating alpha of 1.6% and 1.4%, respectively. A large underweight of the Diversified Financial Service industry also contributed positively to benchmark relative return, producing 1.2% of alpha for the Fund. The three biggest detractors from Fund performance were overweight positions in the Healthcare Technology, Energy Equipment & Services, and Auto Component industries. These allocations cost the Fund -1.6%,
-1.4%, and -1.3% of relative return, respectively.

Derivatives in the Fund are used for various purposes, including hedging and for speculation.

*	Russell 3000® Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.
*	Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	3.6%
Altria Group, Inc.	2.4%
International Business Machines Corp.	1.8%
NIKE, Inc. — Class B	1.7%
Cerner Corp.	1.6%
Reynolds American, Inc.	1.5%
WW Grainger, Inc.	1.3%
Fastenal Co.	1.3%
Lorillard, Inc.	1.2%
Coach, Inc.	1.1%

Top Ten Total	17.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

U.S. LONG SHORT MOMENTUM FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/01/02)
U.S. Long Short Momentum Fund	-6.56%	-0.77%	3.23%
Russell 3000 Index	1.03%	-0.01%	4.03%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

SCHEDULE OF INVESTMENTS	December 31, 2011

U.S. LONG SHORT MOMENTUM FUND

	SHARES	VALUE

COMMON STOCKS† - 79.9%

UTILITIES - 22.5%
Southern Co.	8,371	$387,494
Dominion Resources, Inc.	7,281	386,475
Duke Energy Corp.	15,256	335,632
ONEOK, Inc.	3,742	324,394
Exelon Corp.	7,259	314,823
NextEra Energy, Inc.	5,124	311,949
Consolidated Edison, Inc.	4,927	305,622
AGL Resources, Inc.	6,652	281,114
Public Service Enterprise Group, Inc.	8,364	276,096
PG&E Corp.	6,622	272,959
American Electric Power Company, Inc.	6,570	271,407
Xcel Energy, Inc.	9,594	265,178
Sempra Energy	4,734	260,370
Progress Energy, Inc.	4,456	249,625
FirstEnergy Corp.	5,623	249,099
PPL Corp.	8,258	242,950
Edison International	5,401	223,601
DTE Energy Co.	4,017	218,726
Entergy Corp.	2,994	218,712
Wisconsin Energy Corp.	5,953	208,117
CenterPoint Energy, Inc.	10,181	204,536
National Fuel Gas Co.	3,656	203,200
Ameren Corp.	6,095	201,927
Questar Corp.	9,474	188,154
NiSource, Inc.	7,810	185,956
UGI Corp.	6,083	178,840
OGE Energy Corp.	3,095	175,517
SCANA Corp.	3,863	174,067
CMS Energy Corp.	7,777	171,716
Atmos Energy Corp.	5,092	169,818
Piedmont Natural Gas Company, Inc.	4,750	161,405
NSTAR	3,267	153,418
WGL Holdings, Inc.	3,466	153,267
Northeast Utilities	4,175	150,592
Southwest Gas Corp.	3,454	146,760
New Jersey Resources Corp.	2,882	141,794
Pinnacle West Capital Corp.	2,913	140,348
South Jersey Industries, Inc.	2,370	134,640
Pepco Holdings, Inc.	6,366	129,230
ITC Holdings Corp.	1,519	115,262
Northwest Natural Gas Co.	2,370	113,594

Total Utilities		8,998,384

CONSUMER STAPLES - 16.5%
Philip Morris International, Inc.	18,220	1,429,906
Altria Group, Inc.	32,557	965,315
Reynolds American, Inc.	14,917	617,862
Lorillard, Inc.	4,226	481,764
Kraft Foods, Inc. — Class A	10,260	383,314
Unilever N.V.	10,550	362,603
General Mills, Inc.	5,780	233,570
HJ Heinz Co.	3,570	192,923
Archer-Daniels-Midland Co.	6,450	184,470
Kellogg Co.	3,640	184,075
Mead Johnson Nutrition Co. — Class A	2,540	174,574
Hershey Co.	2,520	155,686
ConAgra Foods, Inc.	5,810	153,384
Sara Lee Corp.	7,950	150,414
Campbell Soup Co.	4,370	145,259
JM Smucker Co.	1,780	139,143
Vector Group Ltd.	7,774	138,066
Universal Corp.	2,824	129,791
Hormel Foods Corp.	4,320	126,533
Bunge Ltd.	2,040	116,688
Green Mountain Coffee Roasters, Inc.*	2,060	92,391
Star Scientific, Inc.*	23,049	50,247

Total Consumer Staples		6,607,978

CONSUMER DISCRETIONARY - 13.9%
NIKE, Inc. — Class B	6,929	667,748
Coach, Inc.	7,276	444,127
VF Corp.	3,274	415,765
Ralph Lauren Corp.	2,298	317,308
PVH Corp.	3,309	233,251
Home Depot, Inc.	4,672	196,411
Fossil, Inc.*	2,451	194,511
Carter’s, Inc.*	4,481	178,389
Under Armour, Inc. — Class A*	2,483	178,255
Deckers Outdoor Corp.*	2,098	158,546
Warnaco Group, Inc.*	3,089	154,574
Wolverine World Wide, Inc.	3,880	138,283
Lowe’s Companies, Inc.	5,438	138,016
Hanesbrands, Inc.*	6,078	132,865
Target Corp.	2,456	125,796
Columbia Sportswear Co.	2,701	125,732
TJX Companies, Inc.	1,784	115,157
Iconix Brand Group, Inc.*	5,991	97,593
Dollar General Corp.*	2,008	82,609
Crocs, Inc.*	5,582	82,446
Bed Bath & Beyond, Inc.*	1,416	82,086
Macy’s, Inc.	2,537	81,641
AutoZone, Inc.*	249	80,918
Ross Stores, Inc.	1,620	76,999
Limited Brands, Inc.	1,890	76,261
Kohl’s Corp.	1,505	74,272
O’Reilly Automotive, Inc.*	926	74,034
Dollar Tree, Inc.*	849	70,560
Nordstrom, Inc.	1,400	69,594
Staples, Inc.	4,952	68,783
The Gap, Inc.	3,634	67,411
CarMax, Inc.*	2,015	61,417
JC Penney Company, Inc.	1,734	60,950
Tiffany & Co.	918	60,827
Best Buy Company, Inc.	2,596	60,669

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

U.S. LONG SHORT MOMENTUM FUND

	SHARES	VALUE

PetSmart, Inc.	1,100	$56,419
Family Dollar Stores, Inc.	955	55,065
AutoNation, Inc.*	1,390	51,249
Big Lots, Inc.*	862	32,549
Dillard’s, Inc. — Class A	642	28,813
99 Cents Only Stores*	1,225	26,889
Saks, Inc.*	2,658	25,915
Sears Holdings Corp.*	815	25,901
Fred’s, Inc. — Class A	1,220	17,788
Orchard Supply Hardware Stores Corp. — Class A*,3,†††	37	277

Total Consumer Discretionary		5,564,669

INDUSTRIALS - 8.9%
WW Grainger, Inc.	2,884	539,856
Fastenal Co.	12,360	539,020
MSC Industrial Direct Co., Inc. — Class A	3,767	269,529
RSC Holdings, Inc.*	14,184	262,404
Air Lease Corp. — Class A*	9,277	219,958
WESCO International, Inc.*	4,141	219,514
United Rentals, Inc.*	7,245	214,090
GATX Corp.	4,901	213,978
Watsco, Inc.	3,012	197,768
Applied Industrial Technologies, Inc.	4,998	175,780
Textainer Group Holdings Ltd.	5,961	173,584
TAL International Group, Inc.	5,071	145,994
Beacon Roofing Supply, Inc.*	7,014	141,893
Aircastle Ltd.	11,151	141,841
Kaman Corp.	3,867	105,646

Total Industrials		3,560,855

INFORMATION TECHNOLOGY - 8.5%
International Business Machines Corp.	3,926	721,913
Visa, Inc. — Class A	3,689	374,544
Mastercard, Inc. — Class A	900	335,538
Accenture plc — Class A	5,079	270,355
Automatic Data Processing, Inc.	4,782	258,276
Infosys Ltd. ADR	4,797	246,470
Cognizant Technology Solutions Corp. — Class A*	3,212	206,564
Western Union Co.	9,111	166,367
Paychex, Inc.	5,443	163,889
Fiserv, Inc.*	2,402	141,093
Fidelity National Information Services, Inc.	4,945	131,488
Teradata Corp.*	2,605	126,369
Amdocs Ltd.*	3,820	108,985
SAIC, Inc.*	7,370	90,577
Computer Sciences Corp.	3,297	78,139

Total Information Technology		3,420,567

HEALTH CARE - 6.7%
Cerner Corp.*	10,138	620,952
SXC Health Solutions Corp.*	7,186	405,865
Allscripts Healthcare Solutions, Inc.*	20,976	397,285
Quality Systems, Inc.	7,294	269,805
athenahealth, Inc.*	4,965	243,881
Medidata Solutions, Inc.*	8,151	177,284
Omnicell, Inc.*	10,198	168,471
MedAssets, Inc.*	15,704	145,262
Computer Programs & Systems, Inc.	2,664	136,157
Merge Healthcare, Inc.*	24,711	119,848

Total Health Care		2,684,810

FINANCIALS - 2.9%
American Express Co.	6,769	319,294
Capital One Financial Corp.	4,394	185,822
Discover Financial Services	6,688	160,512
SLM Corp.	8,521	114,181
Credit Acceptance Corp.*	832	68,457
Ezcorp, Inc. — Class A*	1,840	48,521
Cash America International, Inc.	1,027	47,889
World Acceptance Corp.*	647	47,554
Nelnet, Inc. — Class A	1,828	44,731
First Cash Financial Services, Inc.*	1,181	41,441
Green Dot Corp. — Class A*	1,274	39,774
Advance America Cash Advance Centers, Inc.	3,638	32,560

Total Financials		1,150,736

Total Common Stocks (Cost $30,577,370)		31,987,999

PREFERRED STOCKS††† - 0.0%
Orchard Supply Hardware[2,3]	37	—

Total Preferred Stocks (Cost $2,822)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 19.8%
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	$7,918,458	7,918,458

Total Repurchase Agreement (Cost $7,918,458)		7,918,458

Total Investments - 99.7% (Cost $38,498,650)		$39,906,457

Cash & Other Assets, Less Liabilities - 0.3%		130,748

Total Net Assets - 100.0%		$40,037,205

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

U.S. LONG SHORT MOMENTUM FUND

	CONTRACTS	UNREALIZED LOSS

FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of Contracts $312,875)	5	$(168)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
[2]	Perpetual Maturity.
[3]	Illiquid security.

ADR — American Depositary Receipt

plc — Public Limited Company

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. LONG SHORT MOMENTUM FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $30,580,192)	$31,987,999
Repurchase agreements, at value (cost $7,918,458)	7,918,458

Total investments (cost $38,498,650)	39,906,457
Segregated cash with broker	216,000
Receivables:
Dividends	80,986
Variation margin	13,949
Fund shares sold	10,120

Total assets	40,227,512

LIABILITIES:
Overdraft due to custodian bank	178
Payable for:
Fund shares redeemed	59,265
Management fees	30,547
Transfer agent and administrative fees	8,485
Investor service fees	8,485
Portfolio accounting fees	3,394
Miscellaneous	79,953

Total Liabilities	190,307

NET ASSETS	$40,037,205

NET ASSETS CONSIST OF:
Paid in capital	$58,766,561
Accumulated net investment loss	(16,062)
Accumulated net realized loss on investments	(20,120,933)
Net unrealized appreciation on investments	1,407,639

Net assets	$40,037,205
Capital shares outstanding	3,346,879
Net asset value per share	$11.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $4,567)	$706,245
Interest	353

Total investment income	706,598

EXPENSES:
Management fees	423,146
Transfer agent and administrative fees	117,541
Investor service fees	117,541
Portfolio accounting fees	47,016
Custodian fees	12,663
Trustees’ fees*	4,803
Miscellaneous	105,262

Total expenses	827,972

Net investment loss	(121,374)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,846,996
Futures contracts	(572,401)
Realized gain distributions received from investment company shares	1,499

Net realized gain	2,276,094

Net change in unrealized appreciation (depreciation) on:
Investments	(4,846,878)
Futures contracts	54,928

Net change in unrealized appreciation (depreciation)	(4,791,950)

Net realized and unrealized loss	(2,515,856)

Net decrease in net assets resulting from operations	$(2,637,230)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

U.S. LONG SHORT MOMENTUM FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(121,374)	$(276,364)
Net realized gain on investments	2,276,094	10,708,056
Net change in unrealized appreciation (depreciation) on investments	(4,791,950)	(5,445,222)

Net increase (decrease) in net assets resulting from operations	(2,637,230)	4,986,470

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,286,523	26,692,398
Cost of shares redeemed	(21,654,946)	(43,982,754)

Net decrease from capital share transactions	(13,368,423)	(17,290,356)

Net decrease in net assets	(16,005,653)	(12,303,886)

NET ASSETS:
Beginning of year	56,042,858	68,346,744

End of year	$40,037,205	$56,042,858

Accumulated net investment loss at end of year	$(16,062)	$(16,432)

CAPITAL SHARE ACTIVITY:
Shares sold	645,364	2,270,757
Shares redeemed	(1,676,673)	(3,832,859)

Net decrease in shares	(1,031,309)	(1,562,102)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$12.80	$11.51	$9.05	$15.33	$13.47

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.05)	(.03)	.01	(.02)
Net gain (loss) on investments (realized and unrealized)	(.81)	1.34	2.50	(6.25)	3.10

Total from investment operations	(.84)	1.29	2.47	(6.24)	3.08

Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	—	—	—	(.04)	(1.22)

Total distributions	—	—	(.01)	(.04)	(1.22)

Net asset value, end of period	$11.96	$12.80	$11.51	$9.05	$15.33

Total Return[b]	(6.56%)	11.21%	27.29%	(40.73%)	22.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,037	$56,043	$68,347	$72,439	$130,166

Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.47%)	(0.33%)	0.05%	(0.15%)
Total expenses	1.76%	1.72%	1.71%	1.67%	1.61%
Operating expenses[c]	1.76%	1.71%	1.71%	1.67%	1.61%

Portfolio turnover rate	167%	314%	379%	463%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[c]	Operating expenses exclude interest and dividend expense from securities sold short.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ALTERNATIVE STRATEGIES ALLOCATION FUND

OBJECTIVE: Seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

The markets entered 2011 underestimating global impacts of risks and, in some cases, unexpected events. To name a few: the European debt crisis surprised the market with more problems yet few tangible solutions looming; an earthquake and tsunami occurred in Japan, with much more tragic consequences than usual; and China’s rising inflation forced its government to tighten monetary policy more strictly than expected.

The S&P 500® Index* ended 2011 close to its level at the end of 2010, yet it was one of the best-performing equity markets anywhere in the world. But there was intra-year volatility, and it once reached levels seen in early 2009. Bonds had another great year, with fixed-income investments generally rising 6.25%, and an index of long-term Treasury bonds was up almost 30%. For the past 30 years, long governments have risen 11.5% annually, compared with a 10.8% rise in the S&P 500 Index — the first time that has occurred since before the Civil War.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the year ended December 31, 2011, the Alternative Strategies Allocation Fund returned
-3.08%. Equities, as represented by the S&P 500® Index*, returned 2.11%. The Barclays Capital Aggregate Bond Index* rose 7.84%.

In the period, the Real Estate Fund, the Long Short Equity Strategy Fund and PowerShares DB G10 Currency Harvest Fund were the best performers. Long Short Interest Rate Strategy Fund, RVT Managed Futures Strategy Fund and Commodities Strategy Fund were the worst performers.

Derivatives in the Fund are used to provide the most efficient exposure to additional return sources, as well as to provide liquidity.

*	Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
*	The Barclays Capital U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

Alternative Strategies Allocation Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2008

Ten Largest Holdings (% of Total Net Assets)
RVT — Multi-Hedge Strategies Fund	15.5%
RSF — Event Driven and Distressed Strategies Fund — H Class	15.4%
RSF — Long Short Equity Strategy Fund — H Class	13.6%
RVT — Managed Futures Strategy Fund	13.1%
RSF — Long Short Interest Rate Strategy Fund — H Class	11.1%
RSF — Alternative Strategies Fund — H Class	9.4%
RSF — Long/Short Commodities Strategy Fund — H Class	8.1%
PowerShares DB G10 Currency Harvest Fund	3.6%
RVT — Commodities Strategy Fund	3.4%
RVT — Real Estate Fund	3.4%

Top Ten Total	96.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

ALTERNATIVE STRATEGIES ALLOCATION FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (05/01/08)
Alternative Strategies Allocation Fund	-3.08%	-6.18%
S&P 500 Index	2.11%	10.02%
Barclays Capital Aggregate Bond Index	7.84%	6.38%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays Capital Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  15

SCHEDULE OF INVESTMENTS	December 31, 2011

ALTERNATIVE STRATEGIES ALLOCATION FUND

	SHARES	VALUE

CURRENCY EXCHANGE TRADED FUNDS† - 3.6%
PowerShares DB G10 Currency Harvest Fund*	9,639	$229,022

Total Currency Exchange Traded Funds (Cost $192,528)		229,022

EXCHANGE TRADED FUNDS† - 1.3%
iShares Barclays Aggregate Bond Fund	727	80,152

Total Exchange Traded Funds (Cost $79,972)		80,152

MUTUAL FUNDS†,1 - 93.0%
ALTERNATIVES FUNDS - 89.6%
RVT — Multi-Hedge Strategies Fund*	44,614	982,405
RSF — Event Driven and Distressed Strategies Fund — H Class*	39,371	975,210
RSF — Long Short Equity Strategy Fund — H Class*	33,685	858,980
RVT — Managed Futures Strategy Fund*	40,482	827,461
RSF — Long Short Interest Rate Strategy Fund — H Class*	29,830	703,988
RSF — Alternative Strategies Fund — H Class	24,890	595,612
RSF — Long/Short Commodities Strategy Fund — H Class	21,248	510,594
RVT — Commodities Strategy Fund	19,028	216,350

Total Alternatives Funds		5,670,600

SPECIALTY FUNDS - 3.4%
RVT— Real Estate Fund	8,233	213,243

Total Mutual Funds (Cost $5,862,572)		5,883,843

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 1.3%
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	$85,621	85,621

Total Repurchase Agreement (Cost $85,621)		85,621

Total Investments - 99.2% (Cost $6,220,693)		$6,278,638

Cash & Other Assets, Less Liabilities - 0.8%		48,161

Total Net Assets - 100.0%		$6,326,799

	CONTRACTS	UNREALIZED GAIN (LOSS)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 Australian Dollar
Futures Contracts
(Aggregate Value of Contracts $101,390)	1	$773
March 2012 Canadian Dollar
Futures Contracts
(Aggregate Value of Contracts $98,000)	1	227

(Total Aggregate Value of Contracts $199,390)		$1,000

FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of Contracts $62,575)	1	1,061
March 2012 Nikkei-225 Stock Average
Index Futures Contracts
(Aggregate Value of Contracts $42,225)	1	(783)
March 2012 SPI 200 Index
Futures Contracts
(Aggregate Value of Contracts $104,127)	1	(4,518)

(Total Aggregate Value of Contracts $208,927)		$(4,240)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2012 British Pound
Futures Contracts
(Aggregate Value of Contracts $97,006)	1	$660

FUTURES CONTRACTS SOLD SHORT†
January 2012 CAC 40 Euro
Futures Contracts
(Aggregate Value of Contracts $81,747)	2	(189)
March 2012 MSCI EAFE Index
Mini Futures Contracts
(Aggregate Value of Contracts $70,330)	1	(270)
March 2012 FTSE 100 Index
Futures Contracts
(Aggregate Value of Contracts $85,983)	1	(770)
March 2012 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of Contracts $73,640)	1	(1,749)

(Total Aggregate Value of Contracts $311,700)		$(2,978)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated funds.
[2]	Repurchase Agreement — See Note 5.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALTERNATIVE STRATEGIES ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $272,500)	$309,174
Investments in affiliated issuers, at value (cost $5,862,572)	5,883,843
Repurchase agreements, at value (cost $85,621)	85,621

Total investments (cost $6,220,693)	6,278,638
Segregated cash with broker	48,961
Due from broker	7,157
Receivables:
Fund shares sold	752
Variation margin	118
Dividends	20

Total assets	6,335,646

LIABILITIES:
Due to broker	7,201
Payable for:
Fund shares redeemed	1,646

Total liabilities	8,847

NET ASSETS	$6,326,799

NET ASSETS CONSIST OF:
Paid in capital	$7,175,611
Undistributed net investment income	87,712
Accumulated net realized loss on investments	(989,024)
Net unrealized appreciation on investments	52,500

Net assets	$6,326,799
Capital shares outstanding	335,028
Net asset value per share	$18.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$56,889
Dividends from securities of unaffiliated issuers	552
Interest	59

Total investment income	57,500

EXPENSES:
Custodian fees	13

Total expenses	13

Net investment income	57,487

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,211
Investments in affiliated issuers	(176,385)
Futures contracts	22,352
Foreign currency	387
Realized gain distributions received from unaffiliated issuers	59
Realized gain distributions received from affiliated issuers	65,942

Net realized loss	(81,434)

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(199,136)
Investments in affiliated issuers	21,270
Futures contracts	(5,558)
Foreign currency	113

Net change in unrealized appreciation (depreciation)	(183,311)

Net realized and unrealized loss	(264,745)

Net decrease in net assets resulting from operations	$(207,258)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

ALTERNATIVE STRATEGIES ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$57,487	$64,823
Net realized loss on investments and foreign currency	(81,434)	(130,680)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(183,311)	118,212

Net increase (decrease) in net assets resulting from operations	(207,258)	52,355

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(141,405)	(12,042)[a]
Net realized gains	—	(5,793)[a]

Total distributions to shareholders	(141,405)	(17,835)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,460,756	6,967,747
Distributions reinvested	141,405	17,835
Cost of shares redeemed	(2,436,650)	(4,631,477)

Net increase (decrease) from capital share transactions	(834,489)	2,354,105

Net increase (decrease) in net assets	(1,183,152)	2,388,625

NET ASSETS:
Beginning of year	7,509,951	5,121,326

End of year	$6,326,799	$7,509,951

Undistributed net investment income at end of year	$87,712	$111,513

CAPITAL SHARE ACTIVITY:
Shares sold	73,782	357,589
Shares issued from reinvestment of distributions	7,482	912
Shares redeemed	(123,301)	(236,359)

Net increase (decrease) in shares	(42,037)	122,142

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALTERNATIVE STRATEGIES ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$19.92	$20.09	$19.92	$25.00

Income (loss) from investment operations:
Net investment income[b]	.16	.19	.07	.38
Net gain (loss) on investments (realized and unrealized)	(.77)	(.31)	.10	(5.02)

Total from investment operations	(.61)	(.12)	.17	(4.64)

Less distributions from:
Net investment income	(.43)	(.03)[e]	—	(.39)[e]
Net realized gains	—	(.02)[e]	—	(.05)[e]

Total distributions	(.43)	(.05)	—	(.44)

Net asset value, end of period	$18.88	$19.92	$20.09	$19.92

Total Return[c]	(3.08%)	(0.61%)	0.85%	(18.55%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,327	$7,510	$5,121	$3,138

Ratios to average net assets:
Net investment income	0.82%	1.01%	0.38%	2.47%
Total expenses[d]	— [f]	— [f]	— [f]	— [f]
Portfolio turnover rate	105%	165%	149%	33%

[a]	Since commencement of operations: May 1, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[f]	Less than .01%.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive absolute returns.

For the year ended December 31, 2011, the Fund returned -8.63%, compared with a return of -5.58% for its benchmark comparison, the Standard & Poor’s Diversified Trends Indicator® (S&P DTI)*. The Fund also underperformed the 0.10% return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index*. Effective July 11, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve positive absolute returns.

U.S. Treasury long bonds, reformulated gasoline blendstock for oxygen blending (gasoline RBOB) and the 10-year U.S. Treasury note were the leading positive contributors to Fund performance during the year, while corn, wheat and soybeans contributed negatively to Fund performance. The negative contribution for the year came almost exclusively from commodities, as financials provided a slight positive return.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

*

The Standard & Poor’s Diversified Trends Indicator® is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures. S&P Indices also offers financials-only and commodities-only subsets of the S&P DTI, providing a flexible way to tailor exposure to these respective asset classes.

*	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

20  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (11/07/08)
Managed Futures Strategy Fund	-8.63%	-6.20%
S&P Diversified Trends Indicator	-5.58%	-5.73%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  21

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

MANAGED FUTURES STRATEGY FUND

	FACE AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES†† - 20.7%
Farmer Mac[1]
0.01% due 01/04/12	$1,000,000	$999,999
Federal Home Loan Bank[1]
0.01% due 01/04/12	1,000,000	999,999
Fannie Mae[2]
0.02% due 02/13/12	1,000,000	999,982

Total Federal Agency Discount Notes (Cost $2,999,980)		2,999,980

REPURCHASE AGREEMENTS††,3 - 75.5%
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	2,833,806	2,833,806
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	2,712,693	2,712,693
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	2,712,693	2,712,693
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	2,712,693	2,712,693

Total Repurchase Agreements (Cost $10,971,885)		10,971,885

Total Investments - 96.2% (Cost $13,971,865)		$13,971,865

Cash & Other Assets, Less Liabilities - 3.8%		558,467

Total Net Assets - 100.0%		$14,530,332

	CONTRACTS	UNREALIZED GAIN (LOSS)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2012 U.S. Treasury
Long Bond Futures Contracts
(Aggregate Value of Contracts $1,157,000)	8	$29,476
March 2012 U.S. Treasury
10 Year Note Futures Contracts
(Aggregate Value of Contracts $1,048,750)	8	12,161

(Total Aggregate Value of Contracts $2,205,750)		$41,637

COMMODITY FUTURES CONTRACTS PURCHASED†
March 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $558,033)	5	13,667
February 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $97,580)	2	(2,899)
February 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $146,370)	3	(3,784)
March 2012 Heating Oil
Futures Contracts
(Aggregate Value of Contracts $489,048)	4	(14,154)
February 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $270,160)	8	(14,500)
March 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $1,288,170)	13	(17,439)
March 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $270,630)	9	(57,632)

(Total Aggregate Value of Contracts $3,119,991)		$(96,741)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2012 Cocoa
Futures Contracts
(Aggregate Value of Contracts $126,420)	6	35,134
March 2012 Copper
Futures Contracts
(Aggregate Value of Contracts $685,900)	8	26,139
March 2012 Silver
Futures Contracts
(Aggregate Value of Contracts $138,225)	1	25,541
March 2012 Sugar #11
Futures Contracts
(Aggregate Value of Contracts $130,536)	5	9,071
March 2012 Cotton #2
Futures Contracts
(Aggregate Value of Contracts $137,070)	3	8,820
March 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $711,975)	22	7,849
March 2012 Coffee ‘C’
Futures Contracts
(Aggregate Value of Contracts $169,875)	2	5,312
February 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $236,390)	7	4,714

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

MANAGED FUTURES STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

March 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $293,963)	9	$2,095
June 2012 Gold 100 Oz
Futures Contracts
(Aggregate Value of Contracts $470,970)	3	1,923
March 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $727,350)	12	(14,296)

(Total Aggregate Value of Contracts $3,828,674)		$112,302

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2012 Euro
Futures Contracts
(Aggregate Value of Contracts $1,780,487)	11	58,977
March 2012 Swiss Franc
Futures Contracts
(Aggregate Value of Contracts $266,625)	2	3,831
March 2012 British Pound
Futures Contracts
(Aggregate Value of Contracts $679,044)	7	3,429
March 2012 Australian Dollar
Futures Contracts
(Aggregate Value of Contracts $304,170)	3	168
March 2012 Canadian Dollar
Futures Contracts
(Aggregate Value of Contracts $98,000)	1	(235)
March 2012 Japanese Yen
Futures Contracts
(Aggregate Value of Contracts $1,788,875)	11	(14,926)

(Total Aggregate Value of Contracts $4,917,201)		$51,244

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $2,999,980)	$2,999,980
Repurchase agreements, at value (cost $10,971,885)	10,971,885

Total investments (cost $13,971,865)	13,971,865
Segregated cash with broker	676,675
Receivables:
Fund shares sold	944

Total assets	14,649,484

LIABILITIES:
Payable for:
Variation margin	85,228
Management fees	11,164
Fund shares redeemed	4,101
Transfer agent and administrative fees	3,102
Investor service fees	3,102
Portfolio accounting fees	1,241
Miscellaneous	11,214

Total liabilities	119,152

NET ASSETS	$14,530,332

NET ASSETS CONSIST OF:
Paid in capital	$15,334,374
Undistributed net investment income	—
Accumulated net realized loss on investments	(912,484)
Net unrealized appreciation on investments	108,442

Net assets	$14,530,332
Capital shares outstanding	710,734
Net asset value per share	$20.44

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$7,482

Total investment income	7,482

EXPENSES:
Management fees	155,184
Transfer agent and administrative fees	38,416
Investor service fees	38,416
Portfolio accounting fees	15,366
Licensing fees	57,625
Custodian fees	3,885
Trustees’ fees*	2,697
Miscellaneous	35,993

Total expenses	347,582
Less:
Expenses waived by Advisor	(16,887)

Net expenses	330,695

Net investment loss	(323,213)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(513,807)
Options written	747

Net realized loss	(513,060)

Net change in unrealized appreciation (depreciation) on:
Investments	(88)
Futures contracts	(618,038)

Net change in unrealized appreciation (depreciation)	(618,126)

Net realized and unrealized loss	(1,131,186)

Net decrease in net assets resulting from operations	$(1,454,399)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(323,213)	$(424,969)
Net realized loss on investments	(513,060)	(2,106,588)
Net change in unrealized appreciation (depreciation) on investments	(618,126)	974,968

Net decrease in net assets resulting from operations	(1,454,399)	(1,556,589)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,007,071	19,457,158
Cost of shares redeemed	(10,655,298)	(30,900,254)

Net increase (decrease) from capital share transactions	351,773	(11,443,096)

Net decrease in net assets	(1,102,626)	(12,999,685)

NET ASSETS:
Beginning of year	15,632,958	28,632,643

End of year	$14,530,332	$15,632,958

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold	498,365	881,807
Shares redeemed	(486,344)	(1,417,904)

Net increase (decrease) in shares	12,021	(536,097)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Period Ended December 31, 2008[a,b]
Per Share Data
Net asset value, beginning of period	$22.37	$23.19	$24.10	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.46)	(.43)	(.49)	(.08)
Net loss on investments (realized and unrealized)	(1.47)	(.39)	(.42)	(.82)

Total from investment operations	(1.93)	(.82)	(.91)	(.90)

Net asset value, end of period	$20.44	$22.37	$23.19	$24.10

Total Return[d]	(8.63%)	(3.54%)	(3.78%)	(3.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,530	$15,633	$28,633	$6,413

Ratios to average net assets:
Net investment loss	(2.10%)	(1.96%)	(2.08%)	(2.09%)
Total expenses	2.26%	2.19%	2.32%	2.21%
Net expenses[e]	2.15%	2.09%	2.20%	2.21%

Portfolio turnover rate	—	—	—	—

[a]	Consolidated.
[b]	Since commencement of operations: November 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment loss per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

2011 was the second full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The results for 2011 were strong for a second year as the Fund generated a 3.38% return with only 4.3% annualized risk, for a Sharpe ratio* approximating 0.8. In addition to generating a strong Sharpe ratio, the Fund generated a correlation of -4% to the S&P 500® Index** over the course of the year and demonstrated an ability to preserve and grow capital during the tumultuous months of August and September.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index** as its benchmark comparison, which was down -8.92% for the year. All five of the hedge fund styles (global macro, long/short equity, equity market neutral, merger arbitrage and fixed income strategies) employed by the Fund contributed positive returns to the Fund.

Merger Arbitrage contributed the most to return, 2.1%, as we increased our allocation to the strategy early in the year and the model continued to generate very attractive risk-adjusted returns. Our strategy realized a return of 6.2% with 3.1% annualized volatility, significantly better than the -2.1% loss with 5.8% annualized volatility reported for the HFRX Merger Arbitrage Index**.

Global Macro strategies contributed the second most, adding 1.4% to Fund return. Our trend-based and relative-value commodity models contributed approximately equally to this result. The trend model did very well in the first quarter of the calendar year while the relative-value strategy picked up steam in the second and third quarters.

Equity Market Neutral contributed 1.2% to Fund return. Our quantitative model generated a 5.9% return with 2.8% annualized volatility. In contrast, the HFRX Equity Market Neutral Index** lost -2.9% during the calendar year.

Fixed Income strategies contributed 1.1% to Fund return. Tactically allocating to a Treasury flattener trade performed well during the last three quarters of the year as market stress rose during European and U.S. budget discussions. Approximately half of the flattener strategy’s return was generated in the months of August and September alone, a period when we opportunistically increased our exposure to the strategy.

Long/Short Equity contributed 0.9% to Fund return. The industry rotation and size models contributed approximately equal positive amounts to this result while the country rotation model detracted from fund performance. For the full year, small caps underperformed large caps. Prior to 2011, this would have led to negative performance from our size model; however, enhancements allowed us to profit from shifting trends in the relative performance of stocks in different market capitalization categories.

Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.
**	Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
**	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
**	HFRX Merger Arbitrage Index is designed to measure merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies currently engaged in a corporate transaction. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.
**	HFRX Equity Market Neutral Index is designed to measure equity market neutral strategies which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. Equity market neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

Performance displayed represents past performance which is no guarantee of future results.

28  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: November 29, 2005

Ten Largest Long Holdings (% of Total Net Assets)
Progress Energy, Inc.	2.5%
99 Cents Only Stores	2.2%
Transatlantic Holdings, Inc.	2.1%
Constellation Energy Group, Inc.	1.9%
RightNow Technologies, Inc.	1.9%
Healthspring, Inc.	1.9%
Goodrich Corp.	1.8%
Netlogic Microsystems, Inc.	1.8%
Temple-Inland, Inc.	1.7%
Motorola Mobility Holdings, Inc.	1.3%

Top Ten Total	19.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (11/29/05)
Multi-Hedge Strategies Fund	3.38%	-2.17%	-0.61%
HFRX Global Hedge Fund Index	-8.92%	-2.77%	-0.61%
S&P 500 Index	2.11%	-0.25%	2.13%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

COMMON STOCKS† - 54.8%

INFORMATION TECHNOLOGY - 12.9%
RightNow Technologies, Inc.*,1	8,347	$356,667
Netlogic Microsystems, Inc.*,1	6,716	332,912
Motorola Mobility Holdings, Inc.*,1	6,135	238,038
Blue Coat Systems, Inc.*	7,770	197,747
SuccessFactors, Inc.*	3,939	157,048
Magma Design Automation, Inc.*,1	21,798	156,510
LoopNet, Inc.*,1	7,216	131,909
Tekelec*	7,379	80,652
Novellus Systems, Inc.*,1	1,949	80,474
DemandTec, Inc.*	5,956	78,441
Fidelity National Information Services, Inc.[1]	1,492	39,672
IAC/InterActiveCorp.[1]	920	39,192
Activision Blizzard, Inc.[1]	2,801	34,508
Alliance Data Systems Corp.*,1	322	33,437
Analog Devices, Inc.[1]	894	31,987
Avnet, Inc.*,1	996	30,966
CA, Inc.[1]	1,454	29,393
AVX Corp.[1]	2,250	28,710
Fairchild Semiconductor International, Inc.*,1	2,301	27,704
Jabil Circuit, Inc.[1]	1,326	26,069
Equinix, Inc.*,1	246	24,944
DST Systems, Inc.[1]	517	23,534
S1 Corp.*,1	1,878	17,972
Dell, Inc.*,1	1,216	17,790
SanDisk Corp.*,1	347	17,076
EchoStar Corp. — Class A*,1	695	14,553
Tech Data Corp.*,1	293	14,477
eBay, Inc.*,1	458	13,891
Apple, Inc.*,1	32	12,960
Microchip Technology, Inc.[1]	322	11,795
Motorola Solutions, Inc.[1]	250	11,573
Teradyne, Inc.*,1	835	11,381
Harris Corp.[1]	310	11,172
Avago Technologies Ltd.[1]	369	10,649
Xilinx, Inc.[1]	301	9,650
Compuware Corp.*,1	883	7,347
Molex, Inc.[1]	267	6,371
Maxim Integrated Products, Inc.[1]	242	6,302
Xerox Corp.[1]	537	4,275
Vishay Intertechnology, Inc.*,1	439	3,947
Synopsys, Inc.*,1	119	3,237
Polycom, Inc.*,1	123	2,005
Solera Holdings, Inc.[1]	21	935
Atmel Corp.*,1	70	567
Altera Corp.	4	148
NVIDIA Corp.*	5	69
Electronic Arts, Inc.*	2	41

Total Information Technology		2,390,697

UTILITIES - 7.0%
Progress Energy, Inc.[1]	8,256	462,501
Constellation Energy Group, Inc.[1]	9,071	359,847
Central Vermont Public Service Corp.[1]	2,101	73,745
Atmos Energy Corp.[1]	1,345	44,856
NiSource, Inc.[1]	1,746	41,572
American Electric Power Company, Inc.[1]	996	41,145
Alliant Energy Corp.[1]	925	40,802
Consolidated Edison, Inc.[1]	657	40,754
DTE Energy Co.[1]	737	40,130
N.V. Energy, Inc.[1]	2,411	39,420
Pennichuck Corp.[1]	1,282	36,960
NRG Energy, Inc.*,1	1,288	23,339
ONEOK, Inc.[1]	268	23,233
Ameren Corp.[1]	373	12,358
Entergy Corp.[1]	147	10,738
CenterPoint Energy, Inc.[1]	314	6,308
CMS Energy Corp.[1]	229	5,056
Westar Energy, Inc.[1]	148	4,259
Great Plains Energy, Inc.[1]	83	1,808

Total Utilities		1,308,831

FINANCIALS - 6.9%
Transatlantic Holdings, Inc.[1]	7,067	386,777
Harleysville Group, Inc.[1]	1,559	88,193
Annaly Capital Management, Inc.[1]	2,985	47,641
Delphi Financial Group, Inc. — Class A	918	40,667
Torchmark Corp.[1]	937	40,656
Fidelity National Financial, Inc. — Class A1	2,538	40,430
SL Green Realty Corp.[1]	576	38,385
American Financial Group, Inc.[1]	1,030	37,997
Commerce Bancshares, Inc.[1]	990	37,739
NASDAQ OMX Group, Inc.*,1	1,521	37,280
Capital One Financial Corp.[1]	863	36,496
Leucadia National Corp.[1]	1,415	32,177
Reinsurance Group of America, Inc.[1]	572	29,887
Weyerhaeuser Co.[1]	1,584	29,573
Huntington Bancshares, Inc.[1]	5,355	29,399
Endurance Specialty Holdings Ltd.[1]	750	28,688
CapitalSource, Inc.[1]	4,239	28,401
Discover Financial Services[1]	1,127	27,048
Marsh & McLennan Companies, Inc.[1]	817	25,834
BlackRock, Inc.[1]	137	24,419
Bank of New York Mellon Corp.[1]	1,136	22,618
American Capital Ltd.*,1	3,253	21,893
East West Bancorp, Inc.[1]	932	18,407
Hospitality Properties Trust[1]	730	16,775
MetLife, Inc.[1]	520	16,214
New York Community Bancorp, Inc.[1]	1,095	13,545

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Taubman Centers, Inc.[1]	208	$12,917
Piedmont Office Realty Trust, Inc. — Class A1	753	12,831
CommonWealth REIT[1]	765	12,730
Washington Federal, Inc.[1]	742	10,381
Unum Group[1]	432	9,102
Interactive Brokers Group, Inc. — Class A1	559	8,351
E*Trade Financial Corp.*,1	699	5,564
Prudential Financial, Inc.[1]	105	5,263
ACE Ltd.[1]	38	2,665
Simon Property Group, Inc.[1]	17	2,192
Liberty Property Trust[1]	58	1,791
First Niagara Financial Group, Inc.[1]	199	1,717
Rayonier, Inc.[1]	38	1,696
Citigroup, Inc.[1]	56	1,473
UDR, Inc.[1]	38	954
Principal Financial Group, Inc.[1]	28	689

Total Financials		1,287,455

HEALTH CARE - 6.7%
Healthspring, Inc.*,1	6,536	356,473
Pharmasset, Inc.*,1	1,538	197,172
SonoSite, Inc.*	1,827	98,402
Medco Health Solutions, Inc.*,1	1,292	72,223
Synovis Life Technologies, Inc.*	2,129	59,250
Amgen, Inc.[1]	851	54,643
SXC Health Solutions Corp.*,1	627	35,413
Coventry Health Care, Inc.*,1	1,153	35,017
LifePoint Hospitals, Inc.*,1	915	33,992
Cooper Companies, Inc.[1]	470	33,144
Forest Laboratories, Inc.*,1	835	25,267
Agilent Technologies, Inc.*,1	665	23,228
Endo Pharmaceuticals Holdings, Inc.*,1	576	19,889
American Dental Partners, Inc.*,1	987	18,585
Celgene Corp.*,1	253	17,103
AmerisourceBergen Corp.[1]	441	16,401
Gilead Sciences, Inc.*,1	398	16,290
Pfizer, Inc.[1]	746	16,143
Bio-Rad Laboratories, Inc. — Class A*,1	165	15,847
Cerner Corp.*,1	242	14,823
Biogen Idec, Inc.*,1	131	14,417
Perrigo Co.[1]	141	13,719
Alexion Pharmaceuticals, Inc.*,1	144	10,296
McKesson Corp.[1]	127	9,895
Aetna, Inc.[1]	191	8,058
United Therapeutics Corp.*,1	148	6,993
Henry Schein, Inc.*,1	85	5,477
ResMed, Inc.*,1	191	4,851
Humana, Inc.[1]	30	2,628
Myriad Genetics, Inc.*,1	124	2,597
UnitedHealth Group, Inc.[1]	51	2,585
AMERIGROUP Corp.*,1	42	2,481
WellPoint, Inc.[1]	34	2,253
Hill-Rom Holdings, Inc.[1]	62	2,089
Edwards Lifesciences Corp.*,1	23	1,626
Boston Scientific Corp.*,1	165	881
Cigna Corp.[1]	17	714

Total Health Care		1,250,865

INDUSTRIALS - 6.1%
Goodrich Corp.[1]	2,700	333,990
RSC Holdings, Inc.*	7,986	147,741
Stanley Black & Decker, Inc.[1]	593	40,087
Kennametal, Inc.[1]	1,009	36,849
Towers Watson & Co. — Class A1	602	36,078
Northrop Grumman Corp.[1]	572	33,451
Republic Services, Inc.[1]	979	26,971
KBR, Inc.[1]	966	26,922
Tyco International Ltd.[1]	542	25,317
Union Pacific Corp.[1]	236	25,002
Dover Corp.[1]	411	23,859
FedEx Corp.[1]	284	23,717
Corrections Corporation of America*,1	1,034	21,063
Ryder System, Inc.[1]	386	20,512
WESCO International, Inc.*,1	385	20,409
WCA Waste Corp.*	3,124	20,337
Caterpillar, Inc.[1]	210	19,026
GATX Corp.[1]	411	17,944
WW Grainger, Inc.[1]	93	17,409
AGCO Corp.*,1	403	17,317
Nordson Corp.[1]	419	17,254
Air Lease Corp. — Class A*,1	723	17,142
MSC Industrial Direct Co., Inc. — Class A1	206	14,739
L-3 Communications Holdings, Inc.[1]	212	14,136
General Electric Co.[1]	725	12,985
Emerson Electric Co.[1]	272	12,672
CSX Corp.[1]	559	11,773
Donaldson Company, Inc.[1]	167	11,369
Parker Hannifin Corp.[1]	144	10,980
Kansas City Southern*,1	144	9,793
Cummins, Inc.[1]	110	9,682
URS Corp.*,1	271	9,518
Armstrong World Industries, Inc.*,1	160	7,019
Gardner Denver, Inc.[1]	89	6,858
Chicago Bridge & Iron Company N.V.[1]	180	6,804
Hubbell, Inc. — Class B1	93	6,218
Norfolk Southern Corp.[1]	80	5,829
CNH Global N.V.*,1	155	5,578
Fluor Corp.[1]	85	4,271
Thomas & Betts Corp.*,1	68	3,713
Alexander & Baldwin, Inc.[1]	68	2,776
RR Donnelley & Sons Co.[1]	148	2,136
Eaton Corp.[1]	25	1,088
Kirby Corp.*	10	658

Total Industrials		1,138,992

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

CONSUMER DISCRETIONARY - 5.8%
99 Cents Only Stores*,1	18,961	$416,194
Wyndham Worldwide Corp.[1]	983	37,187
McCormick & Schmick’s Seafood Restaurants, Inc.*	4,252	37,163
Foot Locker, Inc.[1]	1,547	36,880
Comcast Corp. — Class A1	1,492	35,375
Limited Brands, Inc.[1]	809	32,643
O’Reilly Automotive, Inc.*,1	373	29,821
Brinker International, Inc.[1]	992	26,546
Jarden Corp.[1]	788	23,545
MGM Resorts International*,1	2,246	23,426
Dillard’s, Inc. — Class A1	428	19,209
Time Warner Cable, Inc.[1]	298	18,944
Darden Restaurants, Inc.[1]	412	18,779
Autoliv, Inc.[1]	343	18,347
Mattel, Inc.[1]	633	17,572
NIKE, Inc. — Class B1	177	17,058
Target Corp.[1]	316	16,186
Coach, Inc.[1]	261	15,931
VF Corp.[1]	124	15,747
Kohl’s Corp.[1]	300	14,805
Interpublic Group of Companies, Inc.[1]	1,496	14,556
Fossil, Inc.*,1	179	14,205
Genuine Parts Co.[1]	206	12,607
JC Penney Company, Inc.[1]	348	12,232
Family Dollar Stores, Inc.[1]	206	11,878
Deckers Outdoor Corp.*,1	153	11,562
Service Corporation International[1]	1,081	11,513
Polaris Industries, Inc.[1]	203	11,364
DISH Network Corp. — Class A1	360	10,253
Hanesbrands, Inc.*,1	462	10,099
TRW Automotive Holdings Corp.*,1	288	9,389
Career Education Corp.*,1	1,100	8,767
CBS Corp. — Class B1	294	7,979
Virgin Media, Inc.[1]	367	7,846
Big Lots, Inc.*,1	169	6,381
Liberty Interactive Corp. — Class A*,1	369	5,983
Under Armour, Inc. — Class A*,1	70	5,025
Royal Caribbean Cruises Ltd.[1]	178	4,409
Hasbro, Inc.[1]	138	4,401
Priceline.com, Inc.*	8	3,742
GameStop Corp. — Class A*,1	136	3,282
Aaron’s, Inc.[1]	106	2,828
DeVry, Inc.[1]	68	2,615
LKQ Corp.*,1	56	1,685
Tupperware Brands Corp.[1]	30	1,679
The Gap, Inc.[1]	22	408

Total Consumer Discretionary		1,068,046

ENERGY - 3.7%
Complete Production Services, Inc.*,1	6,966	233,779
El Paso Corp.[1]	5,091	135,268
Marathon Oil Corp.[1]	1,427	41,768
Tesoro Corp.*,1	1,360	31,770
Valero Energy Corp.[1]	1,504	31,659
Spectra Energy Corp.[1]	803	24,692
Chevron Corp.[1]	203	21,599
Patterson-UTI Energy, Inc.[1]	945	18,881
Unit Corp.*,1	403	18,699
Hess Corp.[1]	309	17,551
ConocoPhillips[1]	237	17,270
Chesapeake Energy Corp.[1]	716	15,960
SEACOR Holdings, Inc.*,1	150	13,344
National Oilwell Varco, Inc.[1]	171	11,626
QEP Resources, Inc.[1]	361	10,577
RPC, Inc.[1]	564	10,293
Murphy Oil Corp.[1]	162	9,030
Oil States International, Inc.*,1	106	8,095
Occidental Petroleum Corp.[1]	80	7,496
SM Energy Co.[1]	42	3,070
Cimarex Energy Co.[1]	21	1,300
Atwood Oceanics, Inc.*	13	517

Total Energy		684,244

MATERIALS - 2.9%
Temple-Inland, Inc.[1]	9,843	312,122
Westlake Chemical Corp.[1]	668	26,880
Cabot Corp.[1]	826	26,548
LyondellBasell Industries N.V. — Class A1	750	24,368
Cliffs Natural Resources, Inc.[1]	354	22,072
Domtar Corp.[1]	237	18,951
CF Industries Holdings, Inc.[1]	123	17,833
Freeport-McMoRan Copper & Gold, Inc.[1]	453	16,666
MeadWestvaco Corp.[1]	480	14,376
Alcoa, Inc.[1]	1,500	12,975
Bemis Company, Inc.[1]	403	12,122
Newmont Mining Corp.[1]	185	11,102
Packaging Corporation of America[1]	381	9,616
Rockwood Holdings, Inc.*,1	206	8,110
International Paper Co.[1]	72	2,131
Dow Chemical Co.[1]	59	1,697
EI du Pont de Nemours & Co.[1]	34	1,557
Ball Corp.[1]	42	1,500
Walter Energy, Inc.	4	242

Total Materials		540,868

CONSUMER STAPLES - 2.5%
Winn-Dixie Stores, Inc.*	8,554	80,237
Smithfield Foods, Inc.*,1	1,708	41,470
Tyson Foods, Inc. — Class A1	1,996	41,197
Kroger Co.[1]	1,623	39,309
Hormel Foods Corp.[1]	1,322	38,721
Coca-Cola Enterprises, Inc.[1]	1,445	37,252
ConAgra Foods, Inc.[1]	1,331	35,138
Lorillard, Inc.[1]	219	24,966
Philip Morris International, Inc.[1]	255	20,012
Herbalife Ltd.[1]	364	18,808
Reynolds American, Inc.[1]	429	17,769

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Kimberly-Clark Corp.[1]	225	$16,551
Energizer Holdings, Inc.*,1	203	15,728
Estee Lauder Companies, Inc. — Class A1	106	11,906
Corn Products International, Inc.[1]	216	11,359
Whole Foods Market, Inc.[1]	71	4,940
Costco Wholesale Corp.[1]	47	3,916
Avon Products, Inc.[1]	216	3,774

Total Consumer Staples		463,053

TELECOMMUNICATION SERVICES - 0.3%
Verizon Communications, Inc.[1]	750	30,090
MetroPCS Communications, Inc.*,1	1,053	9,140
Frontier Communications Corp.[1]	1,059	5,454
Telephone & Data Systems, Inc.[1]	80	2,071
AT&T, Inc.[1]	42	1,270

Total Telecommunication Services		48,025

Total Common Stocks (Cost $9,856,362)		10,181,076

EXCHANGE TRADED FUNDS† - 0.9%
iShares MSCI United Kingdom Index Fund[1]	5,428	87,716
iShares MSCI South Korea Index Fund[1]	546	28,534
iShares MSCI Singapore Index Fund[1]	1,241	13,440
Vanguard MSCI Emerging Markets ETF[1]	293	11,196
iShares MSCI France Index Fund[1]	485	9,496
iShares MSCI Sweden Index Fund[1]	348	8,749
iShares MSCI Spain Index Fund[1]	141	4,268
iShares MSCI Malaysia Index Fund[1]	293	3,926
iShares MSCI Australia Index Fund[1]	157	3,366

Total Exchange Traded Funds (Cost $170,797)		170,691

CLOSED-END FUNDS† - 10.3%
Gabelli Dividend & Income Trust[1]	6,522	100,569
Eaton Vance Risk-Managed Diversified Equity Income Fund[1]	9,125	95,356
Calamos Strategic Total Return Fund[1]	11,141	93,027
Royce Value Trust, Inc.[1]	7,528	92,369
CBRE Clarion Global Real Estate Income Fund[1]	13,100	89,604
Eaton Vance Enhanced Equity Income Fund II1	7,874	80,393
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[1,4]	6,070	76,543
BlackRock Enhanced Capital and Income Fund, Inc.[1]	5,889	72,435
Clough Global Opportunities Fund[1]	6,688	70,692
Liberty All Star Equity Fund[1]	14,914	62,937
Eaton Vance Enhanced Equity Income Fund[1]	6,033	61,416
Advent Claymore Convertible Securities and Income Fund[1,4]	3,920	57,742
Zweig Total Return Fund, Inc.[1]	18,419	55,810
Blackrock Credit Allocation Income Trust IV1	4,214	51,200
Adams Express Co.[1]	4,904	47,277
BlackRock Credit Allocation Income Trust II, Inc.[1]	4,672	45,926
AGIC Equity & Convertible Income Fund[1]	2,810	43,836
John Hancock Bank and Thrift Opportunity Fund[1]	3,139	43,004
Eaton Vance Tax-Managed Diversified Equity Income Fund[1]	4,817	42,727
H&Q Healthcare Investors[1]	2,970	41,907
Tri-Continental Corp.[1]	2,896	41,210
General American Investors Company, Inc.[1]	1,386	34,537
BlackRock Strategic Equity Dividend Trust[1]	3,347	32,801
Source Capital, Inc.[1]	619	29,081
GDL Fund[1]	2,442	28,816
Clough Global Equity Fund[1]	2,296	27,621
First Trust Enhanced Equity Income Fund[1]	2,503	27,107
Zweig Fund, Inc.[1]	9,328	27,051
Madison/Claymore Covered Call & Equity Strategy Fund[1,4]	3,563	26,616
Royce Micro-Capital Trust, Inc.[1]	2,724	23,887
Blackrock Credit Allocation Income Trust III, Inc.[1]	2,177	22,946
Japan Smaller Capitalization Fund, Inc.[1]	3,166	22,732
Nuveen Diversified Dividend and Income Fund[1]	2,046	20,992
Thai Fund, Inc.[1]	1,601	19,628
Clough Global Allocation Fund[1]	1,363	17,378
Nuveen Tax-Advantaged Total Return Strategy Fund[1]	1,751	16,739
Nuveen Multi-Strategy Income and Growth Fund[1]	2,072	16,597
Cohen & Steers Dividend Majors Fund, Inc.[1]	1,349	16,336
Lazard Global Total Return and Income Fund, Inc.[1]	1,133	15,171
LMP Capital and Income Fund, Inc.[1]	1,216	15,030
Gabelli Global Multimedia Trust, Inc.[1]	2,249	14,034
Swiss Helvetia Fund, Inc.[1]	1,371	13,641
LMP Real Estate Income Fund, Inc.[1]	1,375	12,719
DWS High Income Opportunities Fund, Inc.[1]	736	10,201
Royce Focus Trust, Inc.[1]	1,526	9,617
Madison Strategic Sector Premium Fund[1]	812	8,640
Liberty All Star Growth Fund, Inc.[1]	1,999	7,616

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Ellsworth Fund Ltd.[1]	1,115	$7,314
Neuberger Berman Real Estate Securities Income Fund, Inc.[1]	1,579	5,921
Bancroft Fund Ltd.[1]	375	5,670
Gabelli Healthcare & WellnessRx Trust*,1	667	4,762
Diamond Hill Financial Trends Fund, Inc.[1]	512	4,234
Petroleum & Resources Corp.[1]	88	2,161

Total Closed-End Funds (Cost $1,833,656)		1,913,576

	FACE AMOUNT
REPURCHASE AGREEMENTS††,2 - 23.9%
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	$1,150,788	1,150,788
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	1,101,604	1,101,604

Total Repurchase Agreements (Cost $4,455,600)		4,455,600

Total Long Investments - 89.9% (Cost $16,316,415)		$16,720,943

	SHARES
COMMON STOCKS SOLD SHORT† - (30.7)%

TELECOMMUNICATION SERVICES - (0.4)%
Crown Castle International Corp.*	8	(358)
NII Holdings, Inc.*	129	(2,748)
Sprint Nextel Corp.*	2,310	(5,405)
tw telecom, Inc.*	545	(10,562)
American Tower Corp. — Class A	329	(19,743)
SBA Communications Corp. — Class A*	916	(39,351)

Total Telecommunication Services		(78,167)

CONSUMER STAPLES - (1.3)%
Altria Group, Inc.	65	(1,927)
Clorox Co.	38	(2,529)
Procter & Gamble Co.	44	(2,935)
Brown-Forman Corp. — Class B	47	(3,784)
Campbell Soup Co.	190	(6,316)
Hansen Natural Corp.*	76	(7,003)
PepsiCo, Inc.	131	(8,692)
Bunge Ltd.	254	(14,529)
Colgate-Palmolive Co.	158	(14,598)
McCormick & Company, Inc.	326	(16,437)
HJ Heinz Co.	309	(16,698)
SUPERVALU, Inc.	2,102	(17,068)
Mead Johnson Nutrition Co.	254	(17,457)
Archer-Daniels-Midland Co.	668	(19,105)
Hershey Co.	317	(19,584)
Kellogg Co.	389	(19,672)
Sara Lee Corp.	1,040	(19,677)
Sysco Corp.	693	(20,326)
Dean Foods Co.*	1,966	(22,019)

Total Consumer Staples		(250,356)

MATERIALS - (1.4)%
Kronos Worldwide, Inc.	33	(595)
Molycorp, Inc.*	94	(2,254)
Huntsman Corp.	269	(2,690)
Solutia, Inc.*	182	(3,145)
Compass Minerals International, Inc.	51	(3,511)
Celanese Corp. — Class A	87	(3,852)
Owens-Illinois, Inc.*	266	(5,155)
Sonoco Products Co.	224	(7,383)
Vulcan Materials Co.	203	(7,988)
Intrepid Potash, Inc.*	403	(9,120)
FMC Corp.	110	(9,464)
Southern Copper Corp.	465	(14,034)
Steel Dynamics, Inc.	1,142	(15,017)
Valspar Corp.	419	(16,328)
WR Grace & Co.*	401	(18,414)
AK Steel Holding Corp.	2,245	(18,544)
Titanium Metals Corp.	1,273	(19,070)
Praxair, Inc.	195	(20,846)
Commercial Metals Co.	1,516	(20,966)
Scotts Miracle-Gro Co. — Class A	452	(21,104)
Airgas, Inc.	271	(21,160)
Martin Marietta Materials, Inc.	388	(29,259)

Total Materials		(269,899)

HEALTH CARE - (2.0)%
Patterson Companies, Inc.	20	(590)
Allscripts Healthcare Solutions, Inc.*	119	(2,254)
DENTSPLY International, Inc.	97	(3,394)
DaVita, Inc.*	47	(3,563)
Regeneron Pharmaceuticals, Inc.*	76	(4,213)
Techne Corp.	76	(5,188)
Brookdale Senior Living, Inc.*	452	(7,860)
Human Genome Sciences, Inc.*	1,422	(10,509)
Hologic, Inc.*	617	(10,804)
Community Health Systems, Inc.*	623	(10,871)
Covance, Inc.*	250	(11,430)
Vertex Pharmaceuticals, Inc.*	378	(12,553)
Charles River Laboratories International, Inc.*	469	(12,818)
CareFusion Corp.*	537	(13,645)
Amylin Pharmaceuticals, Inc.*	1,274	(14,498)
Lincare Holdings, Inc.	600	(15,426)
Quest Diagnostics, Inc.	275	(15,967)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Laboratory Corporation of America Holdings*	186	$(15,990)
Warner Chilcott plc — Class A*	1,112	(16,825)
Alere, Inc.*	753	(17,387)
Health Net, Inc.*	573	(17,431)
VCA Antech, Inc.*	909	(17,953)
Bruker Corp.*	1,446	(17,959)
Hospira, Inc.*	609	(18,495)
Dendreon Corp.*	2,452	(18,635)
Allergan, Inc.	228	(20,005)
Express Scripts, Inc.*	1,150	(51,394)

Total Health Care		(367,657)

CONSUMER DISCRETIONARY - (2.0)%
Sirius XM Radio, Inc.*	75	(137)
Best Buy Company, Inc.	6	(140)
RadioShack Corp.	25	(243)
Clear Channel Outdoor Holdings, Inc. — Class A*	21	(264)
Weight Watchers International, Inc.	6	(330)
Gannett Company, Inc.	35	(468)
Marriott Vacations Worldwide Corp.*	63	(1,085)
Wynn Resorts Ltd.	11	(1,215)
Leggett & Platt, Inc.	55	(1,267)
Scripps Networks Interactive, Inc. — Class A	34	(1,442)
Hyatt Hotels Corp. — Class A*	42	(1,581)
Dollar Tree, Inc.*	25	(2,078)
McDonald’s Corp.	21	(2,107)
Yum! Brands, Inc.	38	(2,242)
Starwood Hotels & Resorts Worldwide, Inc.	51	(2,446)
Tempur-Pedic International, Inc.*	78	(4,097)
H&R Block, Inc.	271	(4,425)
Johnson Controls, Inc.	148	(4,626)
Guess?, Inc.	169	(5,040)
WMS Industries, Inc.*	294	(6,033)
Las Vegas Sands Corp.*	148	(6,324)
Choice Hotels International, Inc.	172	(6,545)
Tiffany & Co.	102	(6,759)
Ross Stores, Inc.	160	(7,605)
American Eagle Outfitters, Inc.	541	(8,272)
Toll Brothers, Inc.*	558	(11,394)
Ford Motor Co.*	1,061	(11,416)
Home Depot, Inc.	300	(12,612)
NVR, Inc.*	20	(13,720)
Urban Outfitters, Inc.*	507	(13,973)
DreamWorks Animation SKG, Inc. — Class A*	846	(14,039)
Lamar Advertising Co. — Class A*	533	(14,658)
Apollo Group, Inc. — Class A*	283	(15,245)
Regal Entertainment Group — Class A	1,353	(16,155)
International Game Technology	1,013	(17,424)
Morningstar, Inc.	300	(17,835)
Newell Rubbermaid, Inc.	1,112	(17,959)
Marriott International, Inc. — Class A	632	(18,435)
Goodyear Tire & Rubber Co.*	1,383	(19,597)
Madison Square Garden Co. — Class A*	693	(19,848)
CarMax, Inc.*	672	(20,483)
TJX Companies, Inc.	326	(21,043)
Bally Technologies, Inc.*	541	(21,402)

Total Consumer Discretionary		(374,009)

ENERGY - (2.9)%
Denbury Resources, Inc.*	25	(378)
EXCO Resources, Inc.	321	(3,354)
Noble Energy, Inc.	42	(3,964)
Cabot Oil & Gas Corp.	55	(4,175)
Schlumberger Ltd.	80	(5,465)
Consol Energy, Inc.	241	(8,845)
Energen Corp.	199	(9,950)
Diamond Offshore Drilling, Inc.	186	(10,278)
Ultra Petroleum Corp.*	372	(11,022)
Sunoco, Inc.	281	(11,527)
Southwestern Energy Co.*	381	(12,169)
Alpha Natural Resources, Inc.*	668	(13,647)
Newfield Exploration Co.*	393	(14,828)
EOG Resources, Inc.	152	(14,974)
Dresser-Rand Group, Inc.*	313	(15,622)
Range Resources Corp.	279	(17,281)
Cameron International Corp.*	376	(18,495)
Teekay Corp.	729	(19,486)
Cobalt International Energy, Inc.*	1,268	(19,679)
Continental Resources, Inc.*	300	(20,013)
FMC Technologies, Inc.*	419	(21,884)
Kinder Morgan, Inc.	2,218	(71,353)
Superior Energy Services, Inc.*	7,237	(205,820)

Total Energy		(534,209)

INFORMATION TECHNOLOGY - (3.5)%
Acme Packet, Inc.*	9	(278)
Teradata Corp.*	6	(291)
Amphenol Corp. — Class A	17	(772)
Accenture plc — Class A	17	(905)
Corning, Inc.	89	(1,155)
Western Digital Corp.*	42	(1,300)
IPG Photonics Corp.*	58	(1,964)
Juniper Networks, Inc.*	97	(1,980)
Yahoo!, Inc.*	137	(2,210)
AOL, Inc.*	271	(4,092)
ACI Worldwide, Inc.*	220	(6,301)
Lender Processing Services, Inc.	643	(9,690)
Citrix Systems, Inc.*	161	(9,776)
CoreLogic, Inc.*	774	(10,008)
Genpact Ltd.*	693	(10,360)
NetApp, Inc.*	352	(12,767)
QLogic Corp.*	853	(12,795)
Micron Technology, Inc.*	2,106	(13,247)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Rovi Corp.*	541	$(13,298)
Brocade Communications Systems, Inc.*	2,576	(13,369)
Cognizant Technology Solutions Corp. — Class A*	220	(14,148)
Salesforce.com, Inc.*	140	(14,204)
Factset Research Systems, Inc.	165	(14,401)
Cree, Inc.*	668	(14,723)
Tellabs, Inc.	3,648	(14,738)
National Instruments Corp.	575	(14,921)
Western Union Co.	846	(15,448)
LSI Corp.*	2,603	(15,488)
Paychex, Inc.	541	(16,290)
PMC - Sierra, Inc.*	2,960	(16,310)
Ciena Corp.*	1,488	(18,005)
Akamai Technologies, Inc.*	561	(18,109)
Diebold, Inc.	609	(18,313)
Dolby Laboratories, Inc. — Class A*	605	(18,459)
MICROS Systems, Inc.*	397	(18,492)
Itron, Inc.*	526	(18,815)
FLIR Systems, Inc.	753	(18,878)
ANSYS, Inc.*	330	(18,902)
Advanced Micro Devices, Inc.*	3,556	(19,202)
Trimble Navigation Ltd.*	461	(20,007)
Silicon Laboratories, Inc.*	461	(20,017)
Broadridge Financial Solutions, Inc.	889	(20,047)
VeriSign, Inc.	596	(21,289)
WebMD Health Corp. — Class A*	596	(22,380)
Zebra Technologies Corp. — Class A*	872	(31,200)
Lam Research Corp.*	1,958	(72,485)

Total Information Technology		(651,829)

INDUSTRIALS - (3.8)%
Owens Corning*	22	(632)
Avery Dennison Corp.	38	(1,090)
Equifax, Inc.	34	(1,317)
GrafTech International Ltd.*	118	(1,611)
WABCO Holdings, Inc.*	40	(1,736)
Stericycle, Inc.*	25	(1,948)
Copa Holdings S.A. — Class A	34	(1,995)
3M Co.	25	(2,043)
Polypore International, Inc.*	56	(2,463)
Cooper Industries plc	56	(3,032)
UTI Worldwide, Inc.	248	(3,296)
United Technologies Corp.	47	(3,435)
Fastenal Co.	133	(5,800)
Terex Corp.*	561	(7,579)
Ingersoll-Rand plc	292	(8,897)
Spirit Aerosystems Holdings, Inc. — Class A*	431	(8,956)
CH Robinson Worldwide, Inc.	144	(10,048)
Deere & Co.	135	(10,442)
Regal-Beloit Corp.	209	(10,653)
PACCAR, Inc.	285	(10,679)
Southwest Airlines Co.	1,255	(10,743)
First Solar, Inc.*	355	(11,985)
United Parcel Service, Inc. — Class B	173	(12,662)
Covanta Holding Corp.	934	(12,786)
Oshkosh Corp.*	609	(13,020)
Expeditors International of Washington, Inc.	326	(13,353)
Illinois Tool Works, Inc.	296	(13,826)
Con-way, Inc.	478	(13,938)
Graco, Inc.	363	(14,843)
Carlisle Companies, Inc.	342	(15,151)
Lennox International, Inc.	452	(15,255)
Robert Half International, Inc.	538	(15,311)
Valmont Industries, Inc.	173	(15,707)
United Continental Holdings, Inc.*	864	(16,304)
Iron Mountain, Inc.	537	(16,540)
Masco Corp.	1,638	(17,166)
AECOM Technology Corp.*	841	(17,299)
Manitowoc Company, Inc.	1,887	(17,342)
Manpower, Inc.	495	(17,696)
J.B. Hunt Transport Services, Inc.	393	(17,713)
Shaw Group, Inc.*	675	(18,158)
Flowserve Corp.	195	(19,367)
CoStar Group, Inc.*	294	(19,619)
Crane Co.	431	(20,132)
Toro Co.	334	(20,260)
Quanta Services, Inc.*	973	(20,958)
Boeing Co.	292	(21,418)
Dun & Bradstreet Corp.	287	(21,476)
Landstar System, Inc.	464	(22,235)
Delta Air Lines, Inc.*	3,122	(25,257)
Jacobs Engineering Group, Inc.*	760	(30,841)
United Rentals, Inc.*	2,223	(65,690)

Total Industrials		(701,703)

UTILITIES - (6.6)%
UGI Corp.	58	(1,705)
PG&E Corp.	67	(2,762)
PPL Corp.	106	(3,119)
AGL Resources, Inc.	88	(3,719)
Hawaiian Electric Industries, Inc.	305	(8,076)
TECO Energy, Inc.	592	(11,331)
AES Corp.*	1,090	(12,906)
National Fuel Gas Co.	245	(13,617)
FirstEnergy Corp.	347	(15,372)
Aqua America, Inc.	727	(16,030)
GenOn Energy, Inc.*	6,241	(16,289)
Public Service Enterprise Group, Inc.	562	(18,552)
Calpine Corp.*	1,146	(18,714)
NextEra Energy, Inc.	317	(19,299)
Wisconsin Energy Corp.	562	(19,648)
Dominion Resources, Inc.	371	(19,693)
Questar Corp.	1,002	(19,900)
Vectren Corp.	664	(20,073)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Integrys Energy Group, Inc.	372	$(20,155)
MDU Resources Group, Inc.	942	(20,215)
Southern Co.	440	(20,368)
Exelon Corp.	9,275	(402,257)
Duke Energy Corp.	23,713	(521,686)

Total Utilities		(1,225,486)

FINANCIALS - (6.8)%
Regions Financial Corp.	42	(181)
Hartford Financial Services Group, Inc.	40	(650)
Invesco Ltd.	34	(683)
BBCN Bancorp, Inc.*	73	(690)
U.S. Bancorp	27	(730)
Boston Properties, Inc.	8	(797)
IntercontinentalExchange, Inc.*	8	(964)
CNA Financial Corp.	42	(1,124)
Moody’s Corp.	35	(1,179)
First Horizon National Corp.	155	(1,240)
Wells Fargo & Co.	53	(1,461)
Arthur J Gallagher & Co.	47	(1,572)
Associated Banc-Corp.	143	(1,597)
SunTrust Banks, Inc.	96	(1,699)
Raymond James Financial, Inc.	58	(1,796)
Lincoln National Corp.	111	(2,156)
KeyCorp	331	(2,545)
TD Ameritrade Holding Corp.	169	(2,645)
Aflac, Inc.	64	(2,769)
Janus Capital Group, Inc.	458	(2,890)
Affiliated Managers Group, Inc.*	32	(3,070)
City National Corp.	70	(3,093)
Allstate Corp.	182	(4,989)
Zions Bancorporation	337	(5,486)
Fulton Financial Corp.	561	(5,503)
Plum Creek Timber Company, Inc.	156	(5,703)
Digital Realty Trust, Inc.	93	(6,200)
RenaissanceRe Holdings Ltd.	93	(6,916)
Jefferies Group, Inc.	505	(6,944)
Host Hotels & Resorts, Inc.	512	(7,562)
CBOE Holdings, Inc.	313	(8,094)
HCP, Inc.	203	(8,410)
BOK Financial Corp.	165	(9,063)
BRE Properties, Inc.	182	(9,187)
Popular, Inc.*	6,733	(9,359)
Waddell & Reed Financial, Inc. — Class A	409	(10,131)
Forest City Enterprises, Inc. — Class A*	865	(10,224)
American Express Co.	241	(11,368)
Assured Guaranty Ltd.	913	(11,997)
Everest Re Group Ltd.	152	(12,782)
Hudson City Bancorp, Inc.	2,050	(12,813)
BB&T Corp.	511	(12,862)
Synovus Financial Corp.	9,209	(12,985)
TCF Financial Corp.	1,260	(13,003)
Brandywine Realty Trust	1,387	(13,177)
Cullen	251	(13,280)
Franklin Resources, Inc.	140	(13,448)
Mack-Cali Realty Corp.	537	(14,333)
Vornado Realty Trust	190	(14,603)
Regency Centers Corp.	397	(14,935)
Brown & Brown, Inc.	665	(15,049)
Howard Hughes Corp.*	344	(15,195)
Jones Lang LaSalle, Inc.	250	(15,315)
Corporate Office Properties Trust	748	(15,903)
Protective Life Corp.	710	(16,018)
Goldman Sachs Group, Inc.	182	(16,458)
Genworth Financial, Inc. — Class A*	2,569	(16,827)
T. Rowe Price Group, Inc.	297	(16,914)
Bank of America Corp.	3,104	(17,258)
Northern Trust Corp.	440	(17,450)
Eaton Vance Corp.	761	(17,990)
Green Dot Corp. — Class A*	588	(18,357)
PartnerRe Ltd.	287	(18,428)
MSCI, Inc. — Class A*	566	(18,638)
SLM Corp.	1,416	(18,974)
Greenhill & Company, Inc.	524	(19,058)
JPMorgan Chase & Co.	585	(19,451)
Markel Corp.*	47	(19,490)
Progressive Corp.	1,002	(19,549)
Aspen Insurance Holdings Ltd.	740	(19,610)
Capitol Federal Financial, Inc.	1,708	(19,710)
State Street Corp.	489	(19,712)
CIT Group, Inc.*	566	(19,736)
General Growth Properties, Inc.	1,332	(20,007)
Ventas, Inc.	364	(20,067)
Cincinnati Financial Corp.	676	(20,591)
Mercury General Corp.	452	(20,620)
Health Care REIT, Inc.	381	(20,776)
First Citizens BancShares, Inc. — Class A	119	(20,824)
SEI Investments Co.	1,201	(20,837)
PNC Financial Services Group, Inc.	374	(21,569)
Old Republic International Corp.	2,330	(21,599)
Bank of Hawaii Corp.	492	(21,889)
TFS Financial Corp.*	3,167	(28,376)
Alleghany Corp.*	1,025	(292,422)

Total Financials		(1,261,555)

Total Common Stock Sold Short (Proceeds $5,794,983)		(5,714,870)

EXCHANGE TRADED FUNDS SOLD SHORT† - (11.7)%
iShares MSCI Taiwan Index Fund	154	(1,803)
iShares MSCI South Africa Index Fund	43	(2,626)
iShares MSCI Austria Investable Market Index Fund	211	(3,000)
iShares FTSE China 25 Index Fund	92	(3,208)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

iShares MSCI Belgium Investable Market Index Fund	365	$(3,865)
iShares MSCI Turkey Index Fund	96	(3,949)
iShares MSCI Emerging Markets Index Fund	112	(4,249)
iShares iBoxx Investment Grade Corporate Bond Fund	39	(4,437)
iShares Barclays 7-10 Year Treasury Bond Fund	75	(7,918)
Market Vectors Russia ETF	329	(8,768)
iShares MSCI Germany Index Fund	554	(10,648)
iShares MSCI EMU Index Fund	484	(13,504)
iPath MSCI India Index ETN*	332	(15,478)
iShares MSCI Italy Index Fund	1,340	(16,067)
iShares MSCI Hong Kong Index Fund	1,230	(19,028)
Market Vectors Gold Miners ETF	392	(20,161)
iShares MSCI Chile Investable Market Index Fund	354	(20,429)
iShares Barclays 20+ Year Treasury Bond Fund	179	(21,704)
iShares Barclays 3-7 Year Treasury Bond Fund	197	(24,042)
iShares MSCI BRIC Index Fund	746	(27,057)
iShares MSCI Brazil Index Fund	522	(29,958)
iShares MSCI Netherlands Investable Market Index Fund	1,863	(32,099)
iShares MSCI Canada Index Fund	1,313	(34,926)
iShares Barclays TIPS Bond Fund	367	(42,825)
iShares MSCI Mexico Investable Market Index Fund	835	(44,890)
Powershares QQQ Trust Series 1	824	(46,004)
iShares MSCI Switzerland Index Fund	2,074	(46,914)
iShares MSCI EAFE Index Fund	985	(48,787)
iShares MSCI Japan Index Fund	6,089	(55,471)
iShares Barclays Aggregate Bond Fund	553	(60,968)
iShares Dow Jones US Real Estate Index Fund	1,541	(87,513)
SPDR Barclays Capital High Yield Bond ETF	3,667	(140,996)
iShares Russell 2000 Index Fund	3,111	(229,250)
SPDR S&P 500 ETF Trust	1,978	(248,239)
iShares Russell 1000 Growth Index Fund	5,490	(317,267)
iShares Russell 1000 Value Index Fund	7,514	(476,989)

Total Exchange Traded Funds Sold Short (Proceeds $2,179,210)		(2,175,037)

Total Securities Sold Short - (42.4)% (Proceeds $7,974,193)		$(7,889,907)

Cash & Other Assets, Less Liabilities - 52.5%		9,776,935

Total Net Assets - 100.0%		$18,607,971

	CONTRACTS	UNREALIZED GAIN (LOSS)

COMMODITY FUTURES CONTRACTS PURCHASED†
December 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $648,900)	18	$42,017
May 2012 Feeder Cattle
Futures Contracts
(Aggregate Value of Contracts $603,900)	8	25,477
June 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $599,520)	12	16,905
May 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $698,166)	6	8,811
May 2012 ICE Gas Oil
Futures Contracts
(Aggregate Value of Contracts $634,375)	7	4,477
April 2012 Heating Oil
Futures Contracts
(Aggregate Value of Contracts $607,068)	5	972
August 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $151,040)	4	(3,574)
February 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $67,540)	2	(5,267)
July 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $596,580)	6	(8,207)
August 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $453,120)	12	(11,741)
September 2012 Soybean Oil
Futures Contracts
(Aggregate Value of Contracts $668,304)	21	(35,194)
July 2012 Sugar #11
Futures Contracts
(Aggregate Value of Contracts $557,603)	22	(49,685)
September 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $705,238)	23	(49,973)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

November 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $604,000)	10	$(50,884)
September 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $555,220)	17	(95,217)

(Total Aggregate Value of Contracts $8,150,574)		$(211,083)

FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of Contracts $2,878,450)	46	48,815
February 2012 Volatility Index
Futures Contracts
(Aggregate Value of Contracts $1,650,050)	61	(302,013)

(Total Aggregate Value of Contracts $4,528,500)		$(253,198)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
December 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $747,600)	20	83,255
March 2012 Cocoa
Futures Contracts
(Aggregate Value of Contracts $210,700)	10	64,292
February 2012 Heating Oil
Futures Contracts
(Aggregate Value of Contracts $612,990)	5	26,550
April 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $597,210)	17	26,398
March 2012 Silver
Futures Contracts
(Aggregate Value of Contracts $138,225)	1	20,372
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of Contracts $654,080)	25	18,604
August 2012 ICE Gas Oil
Futures Contracts
(Aggregate Value of Contracts $629,475)	7	17,723
March 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $594,540)	6	13,552
January 2012 LME Lead
Futures Contracts
(Aggregate Value of Contracts $151,346)	3	12,700
July 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $738,450)	12	3,903
March 2012 Copper
Futures Contracts
(Aggregate Value of Contracts $85,738)	1	3,147
February 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $67,540)	2	3,088
April 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $700,661)	6	3,021
May 2012 Coffee ‘C’
Futures Contracts
(Aggregate Value of Contracts $258,750)	3	2,465
July 2012 Cotton #2
Futures Contracts
(Aggregate Value of Contracts $227,125)	5	1,520
March 2012 LME Zinc
Futures Contracts
(Aggregate Value of Contracts $138,296)	3	(51)
March 2012 LME Nickel
Futures Contracts
(Aggregate Value of Contracts $112,284)	1	(4,906)
March 2012 LME Primary Aluminum
Futures Contracts
(Aggregate Value of Contracts $302,738)	6	(4,946)
March 2012 Feeder Cattle
Futures Contracts
(Aggregate Value of Contracts $595,200)	8	(7,476)
April 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $804,640)	16	(11,140)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

March 2012 Soybean Oil
Futures Contracts
(Aggregate Value of Contracts $786,150)	25	$(39,247)
May 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $688,275)	21	(44,220)
May 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $772,800)	23	(54,402)

(Total Aggregate Value of Contracts $10,614,813)		$134,202

FUTURES CONTRACTS SOLD SHORT†
March 2012 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of Contracts $1,311,600)	15	20,647
March 2012 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of Contracts $1,472,800)	20	(34,976)
January 2012 Volatility Index
Futures Contracts
(Aggregate Value of Contracts $1,401,850)	53	(153,790)

(Total Aggregate Value of Contracts $4,186,250)		$(168,119)

CREDIT DEFAULT SWAPS PROTECTION SOLD††,3

INDEX	COUNTERPARTY	PROTECTION PREMIUM RATE	MATURITY DATE	NOTIONAL PRINCIPAL	NOTIONAL VALUE	UPFRONT PAYMENTS RECEIVED	UNREALIZED APPRECIATION
CDX.NA.HY-17 Index	Barclays Bank plc	5.00%	12/20/16	$980,000	$(911,400)	$(77,407)	$8,807

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2011.
[2]	Repurchase Agreements — See Note 5.
[3]	Credit Default Swaps — See Note 6.
[4]	Investment in a product that pays a management fee to a party related to the advisor.

plc — Public Limited Company

REIT — Real Estate Investment Trust

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $11,860,815)	$12,265,343
Repurchase agreements, at value (cost $4,455,600)	4,455,600

Total investments (cost $16,316,415)	16,720,943
Segregated cash with broker	10,057,536
Unrealized appreciation on swap agreements	8,807
Cash	866
Receivables:
Dividends	17,847
Interest	1,633
Securities sold	855
Fund shares sold	571

Total assets	26,809,058

LIABILITIES:
Securities sold short, at value (proceeds $7,974,193)	7,889,907
Unamortized upfront premiums received on credit default swaps	77,407
Payable for:
Securities purchased	99,467
Fund shares redeemed	89,872
Management fees	18,468
Variation margin	12,745
Miscellaneous	13,221

Total liabilities	8,201,087

NET ASSETS	$18,607,971

NET ASSETS CONSIST OF:
Paid in capital	$27,989,507
Accumulated net investment loss	(145,166)
Accumulated net realized loss on investments	(9,235,793)
Net unrealized depreciation on investments	(577)

Net assets	$18,607,971
Capital shares outstanding	845,668
Net asset value per share	$22.00

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $565)	$262,963
Interest	1,659

Total investment income	264,622

EXPENSES:
Management fees	225,256
Short sales dividend expense	174,709
Prime broker interest expense	52,524
Trustees’ fees*	2,765
Custodian fees	123
Miscellaneous	330

Total expenses	455,707
Less Expenses waived by Advisor	(20,116)

Net expenses	435,591

Net investment loss	(170,969)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(169,069)
Swap agreements	(286)
Futures contracts	1,122,962
Securities sold short	988,055
Realized gain distributions received from investment company shares	14,689

Net realized gain	1,956,351

Net change in unrealized appreciation (depreciation) on:
Investments	(1,429,537)
Securities sold short	1,115,656
Swap agreements	8,807
Futures contracts	(898,307)

Net change in unrealized appreciation (depreciation)	(1,203,381)

Net realized and unrealized gain	752,970

Net increase in net assets resulting from operations	$582,001

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(170,969)	$(393,676)
Net realized gain on investments	1,956,351	660,077
Net change in unrealized appreciation (depreciation) on investments	(1,203,381)	758,669

Net increase in net assets resulting from operations	582,001	1,025,070

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,784,351	17,748,501
Cost of shares redeemed	(13,395,324)	(26,699,449)

Net increase (decrease) from capital share transactions	389,027	(8,950,948)

Net increase (decrease) in net assets	971,028	(7,925,878)

NET ASSETS:
Beginning of year	17,636,943	25,562,821

End of year	$18,607,971	$17,636,943

Undistributed/(Accumulated) net investment income/(loss) at end of year	$(145,166)	$226

CAPITAL SHARE ACTIVITY:
Shares sold	635,625	883,835
Shares redeemed	(617,928)	(1,330,182)

Net increase (decrease) in shares	17,697	(446,347)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$21.30	$20.06	$20.97	$25.95	$26.20

Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.37)	(.19)	.16	.74
Net gain (loss) on investments (realized and unrealized)	.91	1.61	(.50)	(5.02)	.27

Total from investment operations	.70	1.24	(.69)	(4.86)	1.01

Less distributions from:
Net investment income	—	—	(.22)	(.12)	(1.00)
Net realized gains	—	—	—	—	(.26)

Total distributions	—	—	(.22)	(.12)	(1.26)

Net asset value, end of period	$22.00	$21.30	$20.06	$20.97	$25.95

Total Return[c]	3.38%	6.18%	(3.28%)	(18.72%)	3.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,608	$17,637	$25,563	$33,022	$31,437

Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.83%)	(0.95%)	0.67%	2.72%
Total expenses[d]	2.55%	3.39%	1.87%	1.81%	1.69%
Net expenses[e]	2.44%	3.26%	1.84%	1.81%	1.69%
Operating expenses[f]	1.17%	1.17%	1.15%	1.15%	1.17%

Portfolio turnover rate	397%	845%	1,074%	1,447%	421%

[a]	Consolidated.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Operating expenses exclude interest and dividend expense from securities sold short.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI™ Commodity Index (the “underlying index”).

For the year ended December 31, 2011, the Fund returned -6.64%, compared with a return of -1.17% for its benchmark, the S&P Goldman Sachs Commodity Index (S&P GSCI®)*. The S&P GSCI represents an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. It provides exposure to tangible assets, such as oil, metals and agricultural products.

The index had its first decline since a 46% drop in 2008, with the commodities market experiencing a volatile year. The index rose 16% through April before falling 15% when investors worried whether the European debt crisis and a slowing Chinese economy could impact commodities’ growth. The strengthening dollar late in the year also corresponded with falling commodity prices.

Oil and gold were the only major commodities to post a significant increase for the year. Gold benefited from safe-haven buying, and rose about 10%, after hitting highs in September. Brent crude, unleaded gasoline, heating oil and gas oil all rose by more than 10%. Prices of many industrial metals, particularly those closely tied to Chinese production, fell. Copper, which is often regarded as a key indicator of the health of the global economy, dropped 22%. Aluminum, lead and nickel also dropped.

All the soft commodities (cotton, cocoa, coffee and sugar) posted negative double-digit returns.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

*

The S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as futures contracts.

44  |  THE RYDEX FUND ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (09/30/05)
Commodities Strategy Fund	-6.64%	-5.55%	-9.20%
S&P Goldman Sachs Commodity Index	-1.17%	-2.79%	-6.57%
S&P 500 Index	2.11%	-0.25%	2.51%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUND ANNUAL REPORT  |  45

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

COMMODITIES STRATEGY FUND

	FACE AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES†† - 27.9%
Federal Home Loan Bank[1]
0.01% due 01/04/12	$1,000,000	$999,999
Farmer Mac[1]
0.01% due 01/04/12	1,000,000	999,999
Fannie Mae[2]
0.02% due 02/13/12	1,000,000	999,982

Total Federal Agency Discount Notes (Cost $2,999,980)		2,999,980

REPURCHASE AGREEMENTS††,3 - 73.3%
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	$2,036,403	2,036,403
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	1,949,369	1,949,369
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	1,949,369	1,949,369
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	1,949,369	1,949,369

Total Repurchase Agreements (Cost $7,884,510)		7,884,510

Total Investments - 101.2% (Cost $10,884,490)		$10,884,490

Liabilities, Less Cash & Other Assets - (1.2)%		(132,060)

Total Net Assets - 100.0%		$10,752,430

	CONTRACTS	UNREALIZED GAIN (LOSS)

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $296,820)	3	$15,451
January 2012 Goldman Sachs IDX
Futures Contracts
(Aggregate Value of Contracts $10,481,250)	65	(107,423)

(Total Aggregate Market Value of Contracts $10,778,070)		$(91,972)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

46 | THE RYDEX FUND ANNUAL REPORT	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2011
ASSETS:
Investments, at value (cost $2,999,980)	$2,999,980
Repurchase agreements, at value (cost $7,884,510)	7,884,510

Total investments (cost $10,884,490)	10,884,490
Segregated cash with broker	768,600
Receivables:
Fund shares sold	4,407

Total assets	11,657,497

LIABILITIES:
Payable for:
Fund shares redeemed	844,208
Variation margin	22,911
Management fees	6,926
Transfer agent and administrative fees	2,309
Investor service fees	2,309
Portfolio accounting fees	923
Miscellaneous	25,481

Total liabilities	905,067

NET ASSETS	$10,752,430

NET ASSETS CONSIST OF:
Paid in capital	$29,673,752
Distributions in excess of net investment income	(1,734,738)
Accumulated net realized loss on investments	(17,094,612)
Net unrealized depreciation on investments	(91,972)

Net assets	$10,752,430
Capital shares outstanding	945,904
Net asset value per share	$11.37

CONSOLIDATED STATEMENT OF OPERATIONS Year Ended December 31, 2011
INVESTMENT INCOME:
Interest	$7,723

Total investment income	7,723

EXPENSES:
Management fees	134,356
Transfer agent and administrative fees	38,783
Investor service fees	38,783
Portfolio accounting fees	15,513
Professional fees	15,062
Custodian fees	3,920
Trustees’ fees*	3,151
Miscellaneous	22,958

Total expenses	272,526
Less:
Expenses waived by Advisor	(18,268)

Net expenses	254,258

Net investment loss	(246,535)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(707,206)

Net realized loss	(707,206)

Net change in unrealized appreciation (depreciation) on:
Investments	(49)
Futures contracts	(806,114)

Net change in unrealized appreciation (depreciation)	(806,163)

Net realized and unrealized loss	(1,513,369)

Net decrease in net assets resulting from operations	$(1,759,904)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUND ANNUAL REPORT | 47

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(246,535)	$(226,691)
Net realized gain (loss) on investments	(707,206)	3,382,295
Net change in unrealized appreciation (depreciation) on investments	(806,163)	(2,751,943)

Net increase (decrease) in net assets resulting from operations	(1,759,904)	403,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,290,600)	—

Total distributions to shareholders	(1,290,600)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	56,637,342	25,577,179
Distributions reinvested	1,290,600	—
Cost of shares redeemed	(60,130,934)	(31,361,210)

Net decrease from capital share transactions	(2,202,992)	(5,784,031)

Net decrease in net assets	(5,253,496)	(5,380,370)

NET ASSETS:
Beginning of year	16,005,926	21,386,296

End of year	$10,752,430	$16,005,926

Distributions in excess of net investment income at end of year	$(1,734,738)	$(316,416)

CAPITAL SHARE ACTIVITY:
Shares sold	4,150,818	2,072,547
Shares issued from reinvestment of distributions	110,402	—
Shares redeemed	(4,492,928)	(2,595,020)

Net decrease in shares	(231,708)	(522,473)

48 | THE RYDEX FUND ANNUAL REPORT	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Year Ended December 31, 2009[a]	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$13.59	$12.58	$11.47	$23.78	$18.15

Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.17)	(.13)	.15	.71
Net gain (loss) on investments (realized and unrealized)	(.65)	1.18	1.45	(11.69)	4.92

Total from investment operations	(.87)	1.01	1.32	(11.54)	5.63

Less distributions from:
Net investment income	(1.35)	—	(.21)	(.77)	—

Total distributions	(1.35)	—	(.21)	(.77)	—

Net asset value, end of period	$11.37	$13.59	$12.58	$11.47	$23.78

Total Return[c]	(6.64%)	8.03%	11.56%	(49.02%)	31.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,752	$16,006	$21,386	$15,781	$43,624

Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.46%)	(1.10%)	0.56%	3.52%
Total expenses	1.76%	1.67%	1.58%	1.50%	1.48%
Net expenses[d]	1.64%	1.58%	1.46%	1.29%	1.28%

Portfolio turnover rate	—	69%	359%	427%	346%

[a]	Consolidated.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.

See Notes to Financial Statements.	THE RYDEX FUND ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary, and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the Alternative Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and unaffiliated funds (the “underlying funds”) instead of individual securities.

Consolidation of Subsidiary

The consolidated financial statements of the Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2011	% of Total Net Assets of the Fund at December 31, 2011
Managed Futures Strategy Fund	11/07/08	$1,107,577	7.6%
Multi-Hedge Strategies Fund	04/15/09	1,709,542	9.2%
Commodities Strategy Fund	07/21/09	1,595,666	14.8%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

The value of credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

50  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  51

NOTES TO FINANCIAL STATEMENTS (continued)

I. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

J. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

K. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategies, the Funds and certain underlying funds utilize short sales and a variety of derivative instruments, including options, futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund or an underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, written options, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

52  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year:

Fund	Management Fees (as a % of Net Assets)
U.S. Long Short Momentum Fund	0.90%
Alternative Strategies Allocation Fund	—
Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary. This undertaking will continue in effect for so long as each Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2012.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

GI manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, GI will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by GI, as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by GI, as previously noted.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to the various funds within the complex based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by GI, as previously noted.

The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to RDL at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  53

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
U.S. Long Short Momentum Fund	$31,987,722	$—	$7,918,458	$—	$277	$39,906,457
Alternative Strategies Allocation Fund	6,193,017	2,721	85,621	—	—	6,281,359
Managed Futures Strategy Fund	—	248,307	13,971,865	—	—	14,220,172
Multi-Hedge Strategies Fund	12,265,343	468,711	4,455,600	8,807	—	17,198,461
Commodities Strategy Fund	—	15,451	10,884,490	—	—	10,899,941
Liabilities
U.S. Long Short Momentum Fund	$—	$168	$—	$—	$—	$168
Alternative Strategies Allocation Fund	—	8,279	—	—	—	8,279
Managed Futures Strategy Fund	—	139,865	—	—	—	139,865
Multi-Hedge Strategies Fund	7,889,907	966,909	—	—	—	8,856,816
Commodities Strategy Fund	—	107,423	—	—	—	107,423

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The funds recognize transfers between the levels as of the beginning of the period. During the year ended December 31, 2011, U.S. Long Short Momentum Fund had securities transfer from Level 3 to Level 1 as a result of quoted prices in an active market becoming available.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2011.

LEVEL 3 — Fair value measurement using significant unobservable inputs

Securities
U.S. Long Short Momentum Fund
ASSETS:
Beginning Balance	$8,000
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	(2,545)
Issuances	2,822
Transfers out of Level 3	(8,000)

Ending Balance	$277

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

54  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.00%			0.25% - 1.50%
due 01/03/12	$54,060,482	$54,060,482	10/31/13 - 07/31/16	$53,866,200	$55,141,700
Credit Suisse Group			U.S. Treasury Note
0.00%			1.75%
due 01/03/12	69,318,327	69,318,327	05/31/16	67,471,800	70,704,824
HSBC Group			U.S. Treasury STRIPS
0.00%			0.00%
due 01/03/12	51,750,000	51,750,000	02/15/13 - 05/15/14	52,817,100	52,679,331
			U.S. Treasury Note
			2.63%
			06/30/14	100,000	105,740
Deutsche Bank			U.S. Treasury Note
0.00%			2.63%
due 01/03/12	51,750,000	51,750,000	11/15/20	48,930,100	52,785,053

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Disclosures about Credit Derivatives

In accordance with its investment strategy, the Multi-Hedge Strategies Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium that serves as an adjustment to the stated periodic premium.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 40 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of December 31, 2011.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The Funds invested in derivative instruments, including options, credit default swap agreements and futures for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
U.S. Long Short Momentum Fund	X	X	X
Alternative Strategies Allocation Fund	X	X
Managed Futures Strategy Fund	X	X
Multi-Hedge Strategies Fund			X	X	X
Commodities Strategy Fund	X	X

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  55

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
U.S. Long Short Momentum Fund	5%	0%
Alternative Strategies Allocation Fund	5%	5%
Managed Futures Strategy Fund	35%	60%
Multi-Hedge Strategies Fund	70%	80%
Commodities Strategy Fund	100%	0%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity/Interest Rate contracts	Variation margin	Variation margin
Credit Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2011:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Futures Commodity Contracts*	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2011
U.S. Long Short Momentum Fund	$—	$—	$—	$—	$—	$—
Alternative Strategies Allocation Fund	1,061	1,660	—	—	—	2,721
Managed Futures Strategy Fund	—	66,405	140,265	41,637	—	248,307
Multi-Hedge Strategies Fund	69,462	—	399,249	—	8,807	468,711
Commodities Strategy Fund	—	—	15,451	—	—	15,451

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Futures Commodity Contracts*	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2011
U.S. Long Short Momentum Fund	$168	$—	$—	$—	$—	$168
Alternative Strategies Allocation Fund	8,279	—	—	—	—	8,279
Managed Futures Strategy Fund	—	15,161	124,704	—	—	139,865
Multi-Hedge Strategies Fund	490,779	—	476,130	—	—	966,909
Commodities Strategy Fund	—	—	107,423	—	—	107,423

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on options written
Credit Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

56  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Written Options Contracts	Futures Currency Contracts	Futures Commodity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
U.S. Long Short Momentum Fund	$(572,401)	$—	$—	$—	$—	$—	$(572,401)
Alternative Strategies Allocation Fund	6,910	—	1,962	—	13,480	—	22,352
Managed Futures Strategy Fund	—	747	(301,705)	(596,708)	384,606	—	(513,060)
Multi-Hedge Strategies Fund	254,472	—	(14,513)	702,434	180,569	(286)	1,122,676
Commodities Strategy Fund	—	—	—	(707,206)	—	—	(707,206)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Written Options Contracts	Futures Currency Contracts	Futures Commodity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
U.S. Long Short Momentum Fund	$54,928	$—	$—	$—	$—	$—	$54,928
Alternative Strategies Allocation Fund	(7,218)	—	1,660	—	—		(5,558)
Managed Futures Strategy Fund	—	—	53,882	(658,830)	(13,090)	—	(618,038)
Multi-Hedge Strategies Fund	(373,791)	—	622	(525,138)	—	8,807	(889,500)
Commodities Strategy Fund	—	—	—	(806,114)	—	—	(806,114)

8. Call Options Written

Transactions in options written during the year ended December 31, 2011 were as follows:

Managed Futures Strategy Fund
	Number of Contracts	Premium Amount
Options outstanding at December 31, 2010	—	$—
Options written	10	16,266
Options terminated in closing purchase transactions	(10)	(16,266)
Options expired	—	—
Options exercised	—	—

Options outstanding at December 31, 2011	—	$—

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund, and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund, and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  57

NOTES TO FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
U.S. Long Short Momentum Fund	$2,227,180
Multi-Hedge Strategies Fund	827,713

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Alternative Strategies Allocation Fund	141,405	—	141,405
Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	1,290,600	—	1,290,600

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Alternative Strategies Allocation Fund	17,835	—	17,835
Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward[1]
U.S. Long Short Momentum Fund	$—	$—	$1,385,704	$(20,115,060)
Alternative Strategies Allocation Fund	100,597	—	(190,696)	(758,713)
Managed Futures Strategy Fund	—	—	15,562	(819,604)
Multi-Hedge Strategies Fund	166,398	—	47,450	(9,590,588)
Commodities Strategy Fund	—	—	(1,826,710)	(17,094,612)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

Fund	Expires in 2014	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Unlimited		Total Capital Loss Carryforward
						Short Term	Long Term
U.S. Long Short Momentum Fund	$—	$—	$(20,115,060)	$—	$—	$—	$—	$(20,115,060)
Alternative Strategies Allocation Fund	—	—	(8,821)	(360,763)	(218,950)	—	(170,179)	(758,713)
Managed Futures Strategy Fund	—	—	—	(321,144)	(369,399)	(51,625)	(77,436)	(819,604)
Multi-Hedge Strategies Fund	—	(1,258,216)	(5,142,097)	(3,190,275)	—	—	—	(9,590,588)
Commodities Strategy Fund	(2,783,728)	—	(4,932,556)	(9,377,788)	—	—	(540)	(17,094,612)

58  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
U.S. Long Short Momentum Fund	$(75,446)	$121,744	$(46,298)
Alternative Strategies Allocation Fund	—	60,117	(60,117)
Managed Futures Strategy Fund	(919,175)	323,213	595,962
Multi-Hedge Strategies Fund	649,429	25,577	(675,006)
Commodities Strategy Fund	(827,334)	118,813	708,521

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
U.S. Long Short Momentum Fund	$38,520,753	$2,646,688	$(1,260,984)	$1,385,704
Alternative Strategies Allocation Fund	6,464,928	6,042	(192,332)	(186,290)
Managed Futures Strategy Fund	13,971,865	—	—	—
Multi-Hedge Strategies Fund	16,689,704	499,727	(468,488)	31,239
Commodities Strategy Fund	12,619,228	—	(1,734,738)	(1,734,738)

10. Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
U.S. Long Short Momentum Fund	$74,358,734	$95,419,766
Alternative Strategies Allocation Fund	7,157,791	8,015,045
Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	18,503,019	19,740,058
Commodities Strategy Fund	—	—

11. Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
U.S. Long Short Momentum Fund	$92,819
Alternative Strategies Allocation Fund	1,044
Multi-Hedge Strategies Fund	11,079

12. Legal Proceedings

Tribune Company

In November 2010, Rydex Variable Trust was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled The Official Committee of Unsecured Creditors of Tribune Company, on behalf of Tribune Company, et al., Plaintiff v. Dennis J. Fitzsimons, et al. (In re Tribune Company) as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  59

NOTES TO FINANCIAL STATEMENTS (concluded)

certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, another group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Variable Trust also has been named in one or more of these suits.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi Cap Core Equity Fund, Large Cap Value Fund, Hedged Equity Fund and Absolute Returns Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Rydex Variable Trust was named as a defendant in two cases: Edward S. Weisfelner, as Trustee of the LB Creditor Trust, v. Morgan Stanley & Co., Inc., et al. and Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, v. A. Holmes & H. Holmes TTEE, et al. Both cases are related to the bankruptcy of Lyondell Chemical Company (In re Lyondell Chemical Company, et al.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund — $ 1,235,952; U.S. Long Short Momentum Fund — $523,200; Multi-Cap Core Equity Fund — $5,760; Hedged Equity Fund — $480; and Multi-Hedge Strategies Fund — $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

60  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Long Short Momentum Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated), and Commodities Strategy Fund (consolidated) (five of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods presented in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  61

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
U.S. Long Short Momentum Fund	2,891,044	21,203	135,114
Alternative Strategies Allocation Fund	309,176	—	22,254
Managed Futures Strategy Fund	576,519	—	37,024
Multi-Hedge Strategies Fund	595,817	42,342	10,096
Commodities Strategy Fund	894,144	17,540	142,594

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
U.S. Long Short Momentum Fund	2,875,812	29,032	142,517
Alternative Strategies Allocation Fund	315,434	8,775	7,221
Managed Futures Strategy Fund	575,358	2,102	36,083
Multi-Hedge Strategies Fund	591,039	47,210	10,006
Commodities Strategy Fund	891,718	36,594	125,967

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

62  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of the investment advisory agreements applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  63

OTHER INFORMATION (Unaudited) (continued)

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreements, pursuant to which, subject to approval by each Fund’s shareholders of the new agreements, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreements.

In reaching the conclusion to approve the new investment advisory agreements, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreements at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreements at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory agreements and, subject to shareholder approval, the new investment advisory agreements, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreements, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreements and the scope of services required to be provided by the Adviser under the new investment advisory agreements. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

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OTHER INFORMATION (Unaudited) (concluded)

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreements as they are under such Fund’s current agreements. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Adviser under the new agreements when the renewal of the new agreements next comes before the Board.

•

Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory agreements were in the best interests of the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen

Corey A. Colehour Trustee (1945)	Rydex Series Funds – 1993	150
	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton Trustee (1941)	Rydex Series Funds – 1995	150
Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret Trustee, Chairman of the Board (1940)	Rydex Series Funds – 1997	150
Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller Trustee (1940)	Rydex Series Funds – 2005	150
Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr. Trustee (1960)	Rydex Series Funds – 2005	150
Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville Trustee (1942)	Rydex Series Funds – 1997	150
Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers Trustee (1944)	Rydex Series Funds – 1993	150
Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007–2010); President and Director, Security Global Investors (2010–2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Director, Security Distributors, Inc. (2007–2009); Managing Member, R.M. Goldman Partners, LLC (2006–2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President and Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005–2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003–2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS (continued)

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Joanna Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010–2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006–2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001–2006)

Keith A. Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009–2011); Lyster Watson and Company, Managing Director (2007–2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004–2007)

Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010–2011); Brecek and Young Advisors, Inc., Director (2004–2008)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS (concluded)

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  69

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone — whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies” — tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVALTS-ANN-2-1211x1212

ASSET ALLOCATION FUNDS

ALL-ASSET CONSERVATIVE STRATEGY FUND

ALL-ASSET MODERATE STRATEGY FUND

ALL-ASSET AGGRESSIVE STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

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LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum

President and Chief Investment Officer

*	Indices are defined as follows:

S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Barclays Capital Long U.S. Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced funds are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
All-Asset Conservative Strategy Fund	0.00%	(3.64)%	$1,000.00	$963.60	$—
All-Asset Moderate Strategy Fund	0.00%	(5.27)%	1,000.00	947.30	—
All-Asset Aggressive Strategy Fund	0.00%	(6.85)%	1,000.00	931.50	—

Table 2. Based on hypothetical 5% return (before expenses)
All-Asset Conservative Strategy Fund	0.00%	5.00%	$1,000.00	$1,025.21	$—
All-Asset Moderate Strategy Fund	0.00%	5.00%	1,000.00	1,025.21	—
All-Asset Aggressive Strategy Fund	0.00%	5.00%	1,000.00	1,025.21	—

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ALL-ASSET CONSERVATIVE STRATEGY FUND

OBJECTIVE: Seeks to primarily provide preservation of capital and, secondarily, long-term growth of capital.

The markets entered 2011 underestimating global impacts of risks and, in some cases, unexpected events. To name a few: the European debt crisis surprised the market with more problems yet few tangible solutions looming; an earth-quake and tsunami occurred in Japan, with much more tragic consequences than usual; and China’s rising inflation forced its government to tighten monetary policy more strictly than expected.

The S&P 500® Index* ended 2011 close to its level at the end of 2010, yet it was one of the best-performing equity markets anywhere in the world. But there was intra-year volatility, and it once reached levels seen in early 2009. Bonds had another great year, with fixed-income investments generally rising 6.25%, and an index of long-term Treasury bonds was up almost 30%. For the past 30 years, long governments have risen 11.5% annually, compared with a 10.8% rise in the S&P 500 Index*—the first time that has occurred since before the Civil War.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the year ended December 31, 2011, the All-Asset Conservative Strategy Fund returned -1.30%, compared with its benchmark (32% Russell 3000® Index*, 8% MSCI EAFE Index* and 60% Barclays Capital U.S. Aggregate Bond Index*), which rose 3.97%.

In the period, the U.S. Intermediate Bond Series, the Multi-Hedge Strategies Fund and the U.S. Long Short Momentum Fund contributed to performance.

The MSCI EAFE Equal Weight Fund, the Long Short Interest Rate Strategy Fund and the Mid-Cap Value Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S markets (mostly NYSE Euronext issues).
*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
*	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.
*	The Barclays Capital U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash in vestments.

Inception: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
SBL Fund — Series E (U.S. Intermediate Bond Series)	18.2%
iShares Barclays Aggregate Bond Fund	12.6%
RVT — U.S. Long Short Momentum Fund	10.4%
RVT — Multi-Hedge Strategies Fund	6.4%
SBL Fund — Series P (High Yield Series)	5.8%
SBL Fund — Series B (Large Cap Value Series)	4.6%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	4.6%
SBL Fund — Series D (MSCI EAFE Equal Weight Series)	3.2%
RSF — Long Short Interest Rate Strategy Fund — H Class	2.3%
RVT — Managed Futures Strategy Fund	1.4%

Top Ten Total	69.5%

“Ten Largest Holdings” exclude any temporary cash or derivative in vestments.

RSF – Rydex Series Funds

RVT – Rydex Variable Trust

SBL – Security Benefit Life

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (10/27/06)
All-Asset Conservative Strategy Fund	-1.30%	1.12%	1.41%

S&P 500 Index	2.11%	-0.25%	0.40%

Synthetic All-Asset Conservative Strategy Benchmark†	3.97%	3.94%	4.17%

†	Benchmark reflects 32% Russell 3000® Index, 8% MSCI EAFE Index®, and 60% Barclays Capital U.S. Aggregate Bond Index.
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

SCHEDULE OF INVESTMENTS	December 31, 2011
ALL-ASSET CONSERVATIVE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 12.6%
iShares Barclays Aggregate Bond Fund	13,079	$1,441,960

Total Exchange Traded Fund (Cost $1,430,532)		1,441,960

MUTUAL FUNDS†,1 - 64.2%
Alternatives Funds - 25.0%
RVT - U.S. Long Short Momentum Fund*	99,787	1,193,453
RVT - Multi-Hedge Strategies Fund*	33,604	739,957
RSF - Long Short Interest Rate Strategy Fund - H Class*	11,374	268,425
RVT - Managed Futures Strategy Fund*	7,909	161,656
RSF - Event Driven and Distressed Strategies Fund - H Class*	6,436	159,416
RSF - Long/Short Commodities Strategy Fund - H Class	5,426	130,394
RSF - Long Short Equity Strategy Fund - H Class*	4,302	109,700
RSF - Alternative Strategies Fund - H Class*	4,561	109,157

Total Alternatives Funds		2,872,158

Fixed Income Funds - 24.0%
SBL Fund — Series E (U.S. Intermediate Bond Series)	152,706	2,084,443
SBL Fund — Series P (High Yield Series)	25,029	670,015

Total Fixed Income Funds		2,754,458

Domestic Equity Funds - 12.0%
SBL Fund — Series B (Large Cap Value Series)	21,485	532,612
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	55,601	529,318
SBL Fund — Series V (Mid Cap Value Series)	2,541	135,814
SBL Fund — Series J (Mid Cap Growth Series)	4,682	134,602
SBL Fund — Series Q (Small Cap Value Series)	715	22,928
SBL Fund — Series X (Small Cap Growth Series)	1,231	22,791

Total Domestic Equity Funds		1,378,065

International Equity Funds - 3.2%
SBL Fund — Series D (MSCI EAFE Equal Weight Series)	43,181	372,652

Total Mutual Funds (Cost $6,505,541)		7,377,333

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,2 - 21.7%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$2,494,723	$2,494,723

Total Repurchase Agreement (Cost $2,494,723)		2,494,723

Total Investments - 98.5% (Cost $10,430,796)		$11,314,016

Cash & Other Assets, Less Liabilities - 1.5%		177,549

Total Net Assets - 100.0%		$11,491,565

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $625,750)	10	$10,612
March 2012 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $703,300)	10	5,412
March 2012 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Value of Contracts $133,386)	1	(12)
January 2012 Hang Seng Index Futures Contracts (Aggregate Value of Contracts $119,047)	1	(649)
March 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $84,450)	2	(1,565)
March 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $104,127)	1	(4,518)

(Total Aggregate Value of Contracts $1,770,060)		$9,280

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,232,734)	10	$5,923

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
ALL-ASSET CONSERVATIVE STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 Australian Dollar Futures Contracts (Aggregate Value of Contracts $101,390)	1	$773
March 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $98,000)	1	227

(Total Aggregate Value of Contracts $199,390)		$1,000

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2012 British Pound Futures Contracts (Aggregate Value of Contracts $97,006)	1	$660

FUTURES CONTRACTS SOLD SHORT†
January 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $122,620)	3	$(284)
March 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $85,983)	1	(770)
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $147,280)	2	(3,497)

(Total Aggregate Value of Contracts $355,883)		$(4,551)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated funds.
[2]	Repurchase Agreement — See Note 5.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

ALL-ASSET CONSERVATIVE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,430,532)	$1,441,960
Investments in affiliated issuers, at value (cost $6,505,541)	7,377,333
Repurchase agreements, at value (cost $2,494,723)	2,494,723

Total Investments (cost $10,430,796)	11,314,016
Segregated cash with broker	183,971
Cash	3
Receivables:
Fund shares sold	16,223
Variation margin	4,522
Dividends	362
Investment Advisor	4,930

Total assets	11,524,027

LIABILITIES:
Payable for:
Fund shares redeemed	27,532
Tax Expense	4,930

Total liabilities	32,462

NET ASSETS	$11,491,565

NET ASSETS CONSIST OF:
Paid in capital	$12,907,779
Undistributed net investment income	26,588
Accumulated net realized loss on investments	(2,338,337)
Net unrealized appreciation on investments	895,535

Net assets	$11,491,565
Capital shares outstanding	488,816
Net asset value per share	$23.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$7,308
Dividends from securities of unaffiliated issuers	10,378
Interest	732

Total investment income	18,418

EXPENSES:
Tax Expense	4,930

Total expenses	4,930

LESS:
Expenses reimbursed by Advisor	(4,930)

Net Expenses	—

Net investment income	18,418

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(58)
Investments in affiliated issuers	110,182
Futures contracts	(7,203)
Foreign currency	74
Realized gain distributions received from affiliated funds	11,175
Realized gain distributions received from unaffiliated funds	1,104

Net realized gain	115,274

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	11,428
Investments in affiliated issuers	(308,676)
Futures contracts	27,182
Foreign currency	3

Net change in unrealized appreciation (depreciation)	(270,063)

Net realized and unrealized loss	(154,789)

Net decrease in net assets resulting from operations	$(136,371)

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALL-ASSET CONSERVATIVE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,418	$20,098
Net realized gain on investments	115,274	95,163
Net change in unrealized appreciation (depreciation) on investments	(270,063)	685,485

Net increase (decrease) in net assets resulting from operations	(136,371)	800,746

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(20,098)[a]	(286,468)[a]
Net realized gains	(25,169)[a]	(4,516)[a]

Total distributions to shareholders	(45,267)	(290,984)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	12,997,889	9,656,031
Distributions reinvested	45,267	290,984
Cost of shares redeemed	(12,654,474)	(7,343,088)

Net increase from capital share transactions	388,682	2,603,927

Net increase in net assets	207,044	3,113,689

NET ASSETS:
Beginning of year	11,284,521	8,170,832

End of year	$11,491,565	$11,284,521

Undistributed net investment income at end of year	$26,588	$(71,029)

CAPITAL SHARE ACTIVITY:
Shares sold	540,708	417,702
Shares issued from reinvestment of distributions	1,927	12,388
Shares redeemed	(525,815)	(315,960)

Net increase in shares	16,820	114,130

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

ALL-ASSET CONSERVATIVE STRATEGY FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$23.91	$22.83	$21.73	$25.68	$25.09

Income (loss) from investment operations:
Net investment income[a]	.04	.05	.40	.89	.61
Net gain (loss) on investments (realized and unrealized)	(.35)	1.63	.70	(3.67)	1.00

Total from investment operations	(.31)	1.68	1.10	(2.78)	1.61

Less distributions from:
Net investment income	(.04)[c]	(.59)[c]	(—)[b]	(.91)	(.33)[c]
Net realized gains	(.05)[c]	(.01)[c]	—	(.26)	(.69)[c]

Total distributions	(.09)	(.60)	(—)	(1.17)	(1.02)

Net asset value, end of period	$23.51	$23.91	$22.83	$21.73	$25.68

Total Return[d]	(1.30%)	7.40%	5.06%	(10.83%)	6.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,492	$11,285	$8,171	$11,022	$5,439

Ratios to average net assets:
Net investment income	0.16%	0.20%	1.86%	3.72%	2.33%
Total expenses[e]	0.04%	—	— [f]	0.01%	0.03%
Net Expenses	— [g]	—	— [f]	0.01%	0.03%

Portfolio turnover rate	148%	165%	291%	314%	395%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Less than $.01 per share.
[c]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Less than .01%.
[g]	Net expense information reflects the expense ratios after waivers.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ALL-ASSET MODERATE STRATEGY FUND

OBJECTIVE: Seeks to primarily provide growth of capital and, secondarily, preservation of capital.

The markets entered 2011 underestimating global impacts of risks and, in some cases, unexpected events. To name a few: the European debt crisis surprised the market with more problems yet few tangible solutions looming; an earthquake and tsunami occurred in Japan, with much more tragic consequences than usual; and China’s rising inflation forced its government to tighten monetary policy more strictly than expected.

The S&P 500® Index* ended 2011 close to its level at the end of 2010, yet it was one of the best-performing equity markets anywhere in the world. But there was intra-year volatility, and it once reached levels seen in early 2009. Bonds had another great year, with fixed-income investments generally rising 6.25%, and an index of long-term Treasury bonds was up almost 30%. For the past 30 years, long governments have risen 11.5% annually, compared with a 10.8% rise in the S&P 500—the first time that has occurred since before the Civil War.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the year ended December 31, 2011, the All- Asset Moderate Strategy Fund returned -2.81%, compared with its benchmark (48% Russell 3000® Index*, 12% MSCI EAFE Index* and 40% Barclays Capital U.S. Aggregate Bond Index*), which rose 2.48%.

In the period, the U.S. Intermediate Bond Series, the Multi- Hedge Strategies Fund and the U.S. Long Short Momentum Fund contributed to performance.

The MSCI EAFE Equal Weight Fund, the Long Short Interest Rate Strategy Fund and the Mid-Cap Value Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S markets (mostly NYSE Euronext issues).
*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
*	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.
*	The Barclays Capital U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
SBL Fund — Series E (U.S. Intermediate Bond Series)	18.1%
RVT — U.S. Long Short Momentum Fund	11.3%
iShares Barclays Aggregate Bond Fund	9.6%
SBL Fund — Series B (Large Cap Value Series)	6.9%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	6.8%
SBL Fund — Series D (MSCI EAFE Equal Weight Series)	6.7%
RVT — Multi-Hedge Strategies Fund	5.5%
RSF — Long Short Interest Rate Strategy Fund — H Class	2.9%
SBL Fund — Series V (Mid Cap Value Series)	1.9%
SBL Fund — Series J (Mid Cap Growth Series)	1.9%

Top Ten Total	71.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

RSF – Rydex Series Funds

RVT – Rydex Variable Trust

SBL – Security Benefit Life

14  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (10/27/06)
All-Asset Moderate Strategy Fund	-2.81%	0.58%	1.13%
S&P 500 Index	2.11%	-0.25%	0.40%
Synthetic All-Asset Moderate Strategy Benchmark†	2.48%	2.42%	2.89%

†	Benchmark reflects 48% Russell 3000® Index, 12% MSCI EAFE Index®, and 40% Barclays Capital U.S. Aggregate Bond Index.
*

The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  15

SCHEDULE OF INVESTMENT	December 31, 2011
ALL-ASSET MODERATE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 9.6%
iShares Barclays Aggregate Bond Fund	16,731	$1,844,593

Total Exchange Traded Fund (Cost $1,830,275)		1,844,593

MUTUAL FUNDS†,1 - 70.5%
Alternatives Funds - 26.4%
RVT - U.S. Long Short Momentum Fund*	181,850	2,174,920
RVT - Multi-Hedge Strategies Fund*	47,874	1,054,175
RSF - Long Short Interest Rate Strategy Fund - H Class*	23,392	552,045
RSF - Long/Short Commodities Strategy Fund - H Class	14,883	357,633
RSF - Event Driven and Distressed Strategies Fund - H Class*	13,174	326,309
RSF - Long Short Equity Strategy Fund - H Class*	8,401	214,227
RVT - Managed Futures Strategy Fund*	9,886	202,068
RSF - Alternative Strategies Fund - H Class*	7,735	185,102

Total Alternatives Funds		5,066,479

Fixed Income Funds - 18.9%
SBL Fund — Series E (U.S. Intermediate Bond Series)	254,994	3,480,665
SBL Fund — Series P (High Yield Series)	5,804	155,373

Total Fixed Income Funds		3,636,038

Domestic Equity Funds - 18.5%
SBL Fund — Series B (Large Cap Value Series)	53,602	1,328,795
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	137,627	1,310,205
SBL Fund — Series V (Mid Cap Value Series)	6,869	367,153
SBL Fund — Series J (Mid Cap Growth Series)	12,534	360,364
SBL Fund — Series Q (Small Cap Value Series)	2,980	95,638
SBL Fund — Series X (Small Cap Growth Series)	5,125	94,909

Total Domestic Equity Funds		3,557,064

International Equity Funds - 6.7%
SBL Fund — Series D (MSCI EAFE Equal Weight Series)	148,117	1,278,252

Total Mutual Funds (Cost $11,846,643)		13,537,833

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,2 - 17.4%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$3,337,059	$3,337,059

Total Repurchase Agreement (Cost $3,337,059)		3,337,059

Total Investments - 97.5% (Cost $17,013,977)		$18,719,485

Cash & Other Assets, Less Liabilities - 2.5%		476,330

Total Net Assets - 100.0%		$19,195,815

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,002,400)	32	$33,958
March 2012 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $1,547,260)	22	11,907
March 2012 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Value of Contracts $133,386)	1	(12)
January 2012 Hang Seng Index Futures Contracts (Aggregate Value of Contracts $119,047)	1	(649)
March 2012 DAX Index Futures Contracts (Aggregate Value of Contracts $190,877)	1	(821)
March 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $126,675)	3	(2,348)
March 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $104,127)	1	(4,518)

(Total Aggregate Value of Contracts $4,223,772)		$37,517

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
ALL-ASSET MODERATE STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2012 U. S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $616,367)	5	$2,962

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2012 Australian Dollar Futures Contracts (Aggregate Value of Contracts $101,390)	1	$772
March 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $196,000)	2	455

(Total Aggregate Value of Contracts $297,390)		$1,227

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2012 British Pound Futures Contracts (Aggregate Value of Contracts $194,012)	2	$1,321

FUTURES CONTRACTS SOLD SHORT†
January 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $204,367)	5	$(473)
March 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $171,966)	2	(1,540)
March 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $147,280)	2	(3,497)

(Total Aggregate Value of Contracts $523,613)		$(5,510)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated funds.
[2]	Repurchase Agreement — See Note 5.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

ALL-ASSET MODERATE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,830,275)	$1,844,593
Investments in affiliated issuers, at value (cost $11,846,643)	13,537,833
Repurchase agreements, at value (cost $3,337,059)	3,337,059

Total Investments (cost $17,013,977)	18,719,485
Segregated cash with broker	375,053
Cash	16
Receivables:
Fund shares sold	101,216
Dividends	464
Investment Advisor	9,102

Total assets	19,205,336

LIABILITIES:
Payable for:
Fund shares redeemed	264
Variation margin	155
Tax Expense	9,102

Total liabilities	9,521

NET ASSETS	$19,195,815

NET ASSETS CONSIST OF:
Paid in capital	$21,984,671
Undistributed net investment income	46,785
Accumulated net realized loss on investments	(4,578,699)
Net unrealized appreciation on investments	1,743,058

Net assets	$19,195,815
Capital shares outstanding	807,493
Net asset value per share	$23.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$18,800
Dividends from securities of unaffiliated issuers	12,636
Interest	1,246

Total investment income	32,682

EXPENSES:
Tax Expense	9,102

Total expenses	9,102

LESS:
Expenses reimbursed by Advisor	(9,102)

Net Expenses	—

Net investment income	32,682

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(444)
Investments in affiliated issuers	570,526
Futures contracts	(232,139)
Foreign currency	(267)
Realized gain distributions received from affiliated funds	19,872
Realized gain distributions received from unaffiliated funds	1,344

Net realized gain	358,892

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	14,318
Investments in affiliated issuers	(1,022,072)
Futures contracts	38,374
Foreign currency	33

Net change in unrealized appreciation (depreciation)	(969,347)

Net realized and unrealized loss	(610,455)

Net decrease in net assets resulting from operations	$(577,773)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALL-ASSET MODERATE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,682	$40,301
Net realized gain on investments	358,892	214,650
Net change in unrealized appreciation (depreciation) on investments	(969,347)	1,160,008

Net increase (decrease) in net assets resulting from operations	(577,773)	1,414,959

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(40,301)[a]	(388,005)[a]
Net realized gains	(41,167)[a]	(10,849)[a]

Total distributions to shareholders	(81,468)	(398,854)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,199,143	15,525,622
Distributions reinvested	81,468	398,854
Cost of shares redeemed	(10,546,739)	(14,495,251)

Net increase (decrease) from capital share transactions	(1,266,128)	1,429,225

Net increase (decrease) in net assets	(1,925,369)	2,445,330

NET ASSETS:
Beginning of year	21,121,184	18,675,854

End of year	$19,195,815	$21,121,184

Undistributed net investment income at end of year	$46,785	$(83,473)

CAPITAL SHARE ACTIVITY:
Shares sold	372,015	664,745
Shares issued from reinvestment of distributions	3,416	16,675
Shares redeemed	(427,909)	(625,448)

Net increase (decrease) in shares	(52,478)	55,972

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALL-ASSET MODERATE STRATEGY FUND FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$24.56	$23.23	$20.78	$25.96	$25.01

Income (loss) from investment operations:
Net investment income[a]	.04	.05	.26	.47	.36
Net gain (loss) on investments (realized and unrealized)	(.73)	1.76	2.19	(5.04)	1.27

Total from investment operations	(.69)	1.81	2.45	(4.57)	1.63

Less distributions from:
Net investment income	(.05)[c]	(.47)[c]	(—)[b]	(.44)	(.22)[c]
Net realized gains	(.05)[c]	(.01)[c]	—	(.17)	(.46)[c]

Total distributions	(.10)	(.48)	(—)	(.61)	(.68)

Net asset value, end of period	$23.77	$24.56	$23.23	$20.78	$25.96

Total Return[d]	(2.81%)	7.86%	11.79%	(17.58%)	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,196	$21,121	$18,676	$19,841	$14,285

Ratios to average net assets:
Net investment income	0.16%	0.20%	1.25%	1.99%	1.36%
Total expenses[e]	0.04%	— [f]	— [f]	— [f]	0.01%
Net Expenses	— [g]	— [f]	— [f]	— [f]	0.01%

Portfolio turnover rate	108%	187%	256%	232%	269%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Less than .01%.
[g]	Net expense information reflects the expense ratios after waivers.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

ALL-ASSET AGGRESSIVE STRATEGY FUND

OBJECTIVE: Seeks to primarily provide growth of capital.

The markets entered 2011 underestimating global impacts of risks and, in some cases, unexpected events. To name a few: the European debt crisis surprised the market with more problems yet few tangible solutions looming; an earthquake and tsunami occurred in Japan, with much more tragic consequences than usual; and China’s rising inflation forced its government to tighten monetary policy more strictly than expected.

The S&P 500® Index* ended 2011 close to its level at the end of 2010, yet it was one of the best-performing equity markets anywhere in the world. But there was intra-year volatility, and it once reached levels seen in early 2009. Bonds had another great year, with fixed-income investments generally rising 6.25%, and an index of long-term Treasury bonds was up almost 30%. For the past 30 years, long governments have risen 11.5% annually, compared with a 10.8% rise in the S&P 500 Index*—the first time that has occurred since before the Civil War.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the year ended December 31, 2011, the All-Asset Aggressive Strategy Fund returned-4.29%, compared with its benchmark (64% Russell 3000® Index*, 16% MSCI EAFE Index* and 20% Barclays Capital U.S. Aggregate Bond Index*), which rose 0.00%.

In the period, the U.S. Intermediate Bond Series, the Multi-Hedge Strategies Fund and the U.S. Long Short Momentum Fund contributed to performance.

The MSCI EAFE Equal Weight Fund, the Long Short Interest Rate Strategy Fund and the Mid-Cap Value Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S markets (mostly NYSE Euronext issues).
*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
*	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.
*	The Barclays Capital U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities. Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
RVT - U.S. Long Short Momentum Fund	14.2%
SBL Fund — Series B (Large Cap Value Series)	9.1%
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	8.9%
SBL Fund — Series E (U.S. Intermediate Bond Series)	8.4%
SBL Fund — Series D (M SCI EAFE Equal Weight Series)	7.6%
iShares Barclays Aggregate Bond Fund	6.8%
RVT - Multi-Hedge Strategies Fund	3.9%
RSF - Long Short Interest Rate Strategy Fund — H Class	3.4%
RSF - Long/Short Commodities Strategy Fund — H Class	2.4%
SBL Fund — Series V (M id Cap Value Series)	2.3%

Top Ten Total	67.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

RSF – Rydex Series Funds

RVT – Rydex Variable Trust

SBL – Security Benefit Life

22  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (10/27/06)
All-Asset Aggressive Strategy Fund	-4.29%	0.35%	0.91%
S&P 500 Index	2.11%	-0.25%	0.40%
Synthetic All-Asset Aggressive Strategy Benchmark†	0.00%	0.89%	1.39%

†	Benchmark reflects 64% Russell 3000® Index, 16% MSCI EAFE Index®, and 20% Barclays Capital U.S. Aggregate Bond Index.
*

The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  23

SCHEDULE OF INVESTMENTS	December 31, 2011
ALL-ASSET AGGRESSIVE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 6.8%
iShares Barclays Aggregate Bond Fund	2,821	$311,015

Total Exchange Traded Fund (Cost $309,918)		311,015

MUTUAL FUNDS†,1 - 70.4%
Alternatives Funds - 29.5%
RVT - U.S. Long Short Momentum Fund*	54,322	649,690
RVT - Multi-Hedge Strategies Fund*	8,140	179,245
RSF - Long Short Interest Rate Strategy Fund - H Class*	6,599	155,736
RSF - Long/Short Commodities Strategy Fund - H Class	4,562	109,620
RVT - Managed Futures Strategy Fund*	4,528	92,550
RSF - Long Short Equity Strategy Fund - H Class*	2,386	60,839
RSF - Event Driven and Distressed Strategies Fund - H Class*	2,395	59,332
RSF - Alternative Strategies Fund - H Class*	1,816	43,468

Total Alternatives Funds		1,350,480

Domestic Equity Funds - 24.7%
SBL Fund — Series B (Large Cap Value Series)	16,939	419,925
SBL Fund — Series Y (Large Cap Concentrated Growth Series)	42,686	406,368
SBL Fund — Series V (Mid Cap Value Series)	1,947	104,050
SBL Fund — Series J (Mid Cap Growth Series)	3,586	103,084
SBL Fund — Series Q (Small Cap Value Series)	1,566	50,242
SBL Fund — Series X (Small Cap Growth Series)	2,690	49,828

Total Domestic Equity Funds		1,133,497

Fixed Income Funds - 8.6%
SBL Fund — Series E (U.S. Intermediate Bond Series)	28,236	385,421
SBL Fund — Series P (High Yield Series)	267	7,153

Total Fixed Income Funds		392,574

International Equity Funds - 7.6%
SBL Fund — Series D (MSCI EAFE Equal Weight Series)	40,191	346,845

Total Mutual Funds (Cost $2,779,359)		3,223,396

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 20.9%
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	$957,522	957,522
Total Repurchase Agreement (Cost $957,522)		957,522
Total In vestments - 98.1% (Cost $4,046,799)		$4,491,933

Cash & Other Assets, Less Liabilities - 1.9%		86,189

Total Net Assets - 100.0%		$4,578,122

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $688,325)	11	$11,673
March 2012 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $421,980)	6	3,247
March 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $42,225)	1	(782)

(Total Aggregate Value of Contracts $1,152,530)		$14,138

FUTURES CONTRACTS SOLD SHORT†
January 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $40,873)	1	$(95)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated funds.
[2]	Repurchase Agreement — See Note 5.

RSF — Rydex Series Funds

RVT — Rydex Variable Trust

SBL — Security Benefit Life

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALL-ASSET AGGRESSIVE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments in unaffiliated issuers, at value (cost $309,918)	$311,015
Investments in affiliated issuers, at value (cost $2,779,359)	3,223,396
Repurchase agreements, at value (cost $957,522)	957,522

Total Investments (cost $4,046,799)	4,491,933
Segregated cash with broker	88,641
Cash	1
Receivables:
Dividends	78
Fund shares sold	59
Investment Advisor	5,379

Total assets	4,586,091

LIABILITIES:
Payable for:
Variation margin	2,459
Fund shares redeemed	131
Tax Expense	5,379

Total liabilities	7,969

NET ASSETS	$4,578,122

NET ASSETS CONSIST OF:
Paid in capital	$5,268,581
Undistributed net investment income	10,982
Accumulated net realized loss on investments	(1,160,616)
Net unrealized appreciation on investments	459,175

Net assets	$4,578,122
Capital shares outstanding	201,566
Net asset value per share	$22.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$5,740
Dividends from securities of unaffiliated issuers	1,942
Interest	455

Total investment income	8,137

EXPENSES:
Custodian fees	26
Tax Expense	5,379

Total expenses	5,405

LESS:
Expenses reimbursed by Advisor	(5,379)

Net Expenses	26

Net investment income	8,111

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in affiliated issuers	800,754
Futures contracts	(118,146)
Foreign currency	12
Realized gain distributions received from affiliated funds	4,361
Realized gain distributions received from unaffiliated funds	207

Net realized gain	687,188

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,097
Investments in affiliated issuers	(1,034,509)
Futures contracts	(2,956)
Foreign currency	(2)

Net change in unrealized appreciation (depreciation)	(1,036,370)

Net realized and unrealized loss	(349,182)

Net decrease in net assets resulting from operations	$(3 41,071)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALL-ASSET AGGRESSIVE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,111	$23,761
Net realized gain on investments	687,188	348,563
Net change in unrealized appreciation (depreciation) on investments	(1,036,370)	789,279

Net increase (decrease) in net assets resulting from operations	(3 41,071)	1,161,603

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,761)[a]	(83,6 73)[a]
Net realized gains	(2 3,447)[a]	(4,727)[a]

Total distributions to shareholders	(4 7,208)	(88,400)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,467,442	9,080,933
Distributions reinvested	47,208	88,400
Cost of shares redeemed	(11,836,574)	(5,927,949)

Net increase (decrease) from capital share transactions	(7,321,924)	3,241,384

Net increase (decrease) in net assets	(7,710,203)	4,314,587
NET ASSETS :
Beginning of year	12,288,325	7,973,7 38

End of year	$4,578,122	$12,288,325

Undistributed net investment income at end of year	$10,982	$3,916

CAPITAL SHARE ACTIVITY:
Shares sold	182,503	406,964
Shares issued from reinvestment of distributions	2,065	3,824
Shares redeemed	(495,292)	(269,193)

Net increase (decrease) in shares	(310,724)	141,595

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

ALL-ASSET AGGRESSIVE STRATEGY FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$23.99	$21.51	$18.17	$25.21	$24.48
Income (loss) from investment operations:
Net investment income[a]	.03	.06	.11	.25	.29
Net gain (loss) on investments (realized and unrealized)	(1.06)	2.59	3.23	(6.57)	1.32

Total from investment operations	(1.03)	2.65	3.34	(6.32)	1.61

Less distributions from:
Net investment income	(0.13)[c]	(.16)[c]	(—)[b]	(.24)	(.17)[c]
Net realized gains	(0.12)[c]	(. 01)[c]	—	(.48)	(.71)[c]

Total distributions	(.25)	(.17)	(—)	(.72)	(.88)

Net asset value, end of period	$22.71	$23.99	$21.51	$18.17	$25.21

Total Return[d]	(4.29%)	12.34%	18.38%	(25.04%)	6.64%

Ratios/Supple mental Data
Net assets, end of period (in thousands)	$4,578	$12,288	$7,974	$6,636	$6,874

Ratios to average net assets:
Net investment income	0.12%	0.27%	0.56%	1.11%	1.12%
Total expenses[e]	0.80%	— [f]	— [f]	— [f]	0.01%
Net Expenses	— [g]	— [f]	— [f]	— [f]	0.01%

Portfolio turnover rate	109%	168%	307%	308%	300%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Less than .01%.
[g]	Net expense information reflects the expense ratios after waivers.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the Asset Allocation Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of mutual funds (the “underlying funds”), within the same group of affiliated investment companies, and exchange-traded funds (“ETFs”), instead of in individual securities. The underlying funds are advised by GI.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, usually 4:00 p.m. on the valuation date. ETFs are valued at the last quoted sales price. Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices.

Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

28  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Financial Instruments

As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including options, futures, options on futures, structured notes, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.

As part of their investment strategies, the Funds also utilized futures contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

In conjunction with the use of futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

3.	Fees and Other Transactions with Affiliates

GI manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay GI a management fee. As part of its agreement with the Trust, GI will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

At December 31, 2011, GI voluntarily waived tax expenses incurred by the Funds.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds and ETF’s in which the Fund invests.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1	— quoted prices in active markets for identical securities.

Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  29

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
All-Asset Conservative Strategy Fund	$8,819,293	$23,607	$2,494,723	$—	$11,337,623
All-Asset Moderate Strategy Fund	15,382,426	51,375	3,337,059	—	18,770,860
All-Asset Aggressive Strategy Fund	3,534,411	14,920	957,522	—	4,506,853

Liabilities
All-Asset Conservative Strategy Fund	$—	$11,295	$—	$—	$11,295
All-Asset Moderate Strategy Fund	—	13,858	—	—	13,858
All-Asset Aggressive Strategy Fund	—	877	—	—	877

*	Other financial instruments includes futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2011, there were no transfers between levels.

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group 0.00% Due 01/03/12	$17,568,327	$17,568,327	U.S. Treasury Note 1.75% 05/31/16	$17,100,400	$17,919,794

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.	Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

During the year ended December 31, 2011, the Funds sought to gain exposure to their respective investment strategies by investing in currency and financial-linked derivative instruments. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Fund	Approximate percentage of Fund’s net assets on a daily basis
All-Asset Conservative Strategy Fund	30%
All-Asset Moderate Strategy Fund	30%
All-Asset Aggressive Strategy Fund	25%

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate/Currency contracts	Variation margin	Variation margin

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2011:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Total Value at December 31, 2011
All-Asset Conservative Strategy Fund	$16,024	$5,923	$1,660	$23,607
All-Asset Moderate Strategy Fund	45,865	2,962	2,548	51,375
All-Asset Aggressive Strategy Fund	14,920	—	—	14,920

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Total Value at December 31, 2011
All-Asset Conservative Strategy Fund	$11,295	$—	$—	$11,295
All-Asset Moderate Strategy Fund	13,858	—	—	13,858
All-Asset Aggressive Strategy Fund	877	—	—	877

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts*	Total
All-Asset Conservative Strategy Fund	$(44,776)	$24,245	$13,328	$(7,203)
All-Asset Moderate Strategy Fund	(275,887)	25,018	18,730	(232,139)
All-Asset Aggressive Strategy Fund	(114,844)	(3,302)	—	(118,146)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts*	Total
All-Asset Conservative Strategy Fund	$(10,808)	$36,330	$1,660	$27,182
All-Asset Moderate Strategy Fund	(93)	35,919	2,548	38,374
All-Asset Aggressive Strategy Fund	(10,330)	7,374	—	(2,956)

7.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  31

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts were used:

Fund	Amount
All-Asset Conservative Strategy Fund	$50,952
All-Asset Moderate Strategy Fund	43,043
All-Asset Aggressive Strategy Fund	230,937

The tax character of distributions paid during 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
All-Asset Conservative Strategy Fund	$45,267	$—	$45,267
All-Asset Moderate Strategy Fund	81,468	—	81,468
All-Asset Aggressive Strategy Fund	47,208	—	47,208

The tax character of distributions paid during 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
All-Asset Conservative Strategy Fund	$290,984	$—	$290,984
All-Asset Moderate Strategy Fund	398,854	—	398,854
All-Asset Aggressive Strategy Fund	88,400	—	88,400

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward[1]
All-Asset Conservative Strategy Fund	$26,588	$—	$373,996	$(1,816,798)
All-Asset Moderate Strategy Fund	46,784	—	910,717	(3,746,357)
All-Asset Aggressive Strategy Fund	10,982	—	214,910	(916,351)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in 2016	Expires in 2017	Expires in 2018	Unlimited		Total Capital Loss Carryforward
Fund				Short Term	LongTerm
All-Asset Conservative Strategy Fund	$(561,767)	$(1,211,730)	$(43,301)	$—	$—	$(1,816,798)
All-Asset Moderate Strategy Fund	(1,773,841)	(1,613,664)	(358,852)	—	—	(3,746,357)
All-Asset Aggressive Strategy Fund	(270,770)	(645,581)	—	—	—	(916,351)

32  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post -October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies ( PFICs) for tax purposes. Additional differences may result from the tax treatment of consent dividends, net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for perm anent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
All-Asset Conservative Strategy Fund	$202,696	$99,297	$(301,993)
All-Asset Moderate Strategy Fund	374,274	137,877	(512,151)
All-Asset Aggressive Strategy Fund	221,162	22,716	(243,878)

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
All-Asset Conservative Strategy Fund	$10,934,857	$492,010	$(112,851)	$379,159
All-Asset Moderate Strategy Fund	17,802,813	1,006,177	(89,505)	916,672
All-Asset Aggressive Strategy Fund	4,277,022	241,485	(26,574)	214,911

8.	Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short- term investments, were:

	Purchases	Sales
All-Asset Conservative Strategy Fund	$13,685,649	$13,440,429
All-Asset Moderate Strategy Fund	18,029,173	19,703,969
All-Asset Aggressive Strategy Fund	6,423,606	13,173,371

9.	Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, and did not participate in borrowing during the year.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, the transfer agent of underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

34  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
All-Asset Conservative Strategy Fund	438,045	11,294	12,992
All-Asset Moderate Strategy Fund	758,161	4,541	3,872
All-Asset Aggressive Strategy Fund	272,419	—	13,045

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
All-Asset Conservative Strategy Fund	431,525	11,294	19,512
All-Asset Moderate Strategy Fund	758,161	4,541	3,872
All-Asset Aggressive Strategy Fund	192,919	79,499	13,045

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  35

OTHER INFORMATION (Unaudited) (continued)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of record of each of the Funds as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Fund and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreements will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreement

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreement applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Guggenheim Investments (referred to herein as the “Adviser”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered a new investment advisory agreement that was required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve a new investment advisory agreement for the Funds.

36  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreement, pursuant to which, subject to approval by each Fund’s shareholders of the new agreement, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement.

In reaching the conclusion to approve the new investment advisory agreement, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreement. In reaching their decision, the Trustees carefully considered in formation that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreement at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreement at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory agreement and, subject to shareholder approval, the new investment advisory agreement, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreement, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreement and the scope of services required to be provided by the Adviser under the new investment advisory agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  37

OTHER INFORMATION (Unaudited) (concluded)

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreement. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis .

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreement, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the new agreement when the renewal of the new agreement next comes before the Board.

•

Other Benefits to the Adviser and/or their Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreement for the Funds was reasonable, and that approval of the current and new investment advisory agreements was in the best interests of the Funds.

38  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers , and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	150
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Commit tees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – continued

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Richard M. Goldman* President (1961)

Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007-2010); President and Director, Security Global Investors (2010-2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisor II, LLC (2010); Director, Security Distributors, Inc. (2007- 2009); Managing Member, R M Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009- 2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) , Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010); Secretary (2002- 2010); Rydex Advisors II, LLC (f /k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2 010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, (President and Secretary 2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005 -2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

40  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS – continued

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)

Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Chief Compliance Officer and Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors I , LLC (f/k/a PADCO Advisors I , Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2 006-2007); Rydex Fund Services, LLC (f /k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith A. Fletcher* Vice President (1958)

Current: Senior Vice President, Security Investors, LLC; Vic e President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc .) and Rydex Advisors II, LLC (f /k/a PADCO Advisors I , Inc .), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  41

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – continued

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)

Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security In come Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors I, LLC (f/k/a PADCO Advisors II , Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors II, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Investors.

42  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  43

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805 King Farm Blvd, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVAEP-2-1211x1212

DWA FLEXIBLE ALLOCATION FUND

DWA SECTOR ROTATION FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum
President and Chief Investment Officer

*	lndices are defined as follows:

S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Barclays Capital Long U.S. Treasury Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each funds’ prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
DWA Flexible Allocation Fund	1.81%	(11.86%)	$1,000.00	$881.40	$8.58
DWA Sector Rotation Fund	1.81%	(9.69%)	1,000.00	903.10	8.68

Table 2. Based on hypothetical 5% return (before expenses)
DWA Flexible Allocation Fund	1.81%	5.00%	$1,000.00	$1,016.08	$9.20
DWA Sector Rotation Fund	1.81%	5.00%	1,000.00	1,016.08	9.20

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

DWA FLEXIBLE ALLOCATION FUND

OBJECTIVE: Seeks to provide capital appreciation with capital preservation as a secondary objective.

Inception Date: April 28, 2010

Performance for the DWA Flexible Allocation Fund for the year ended December 31, 2011, was -11.14%, behind the performance of the S&P 500® Index*, which rose 2.11%.

The Fund lagged the market this year, primarily due to a choppy market environment. Although the broad market was little changed over the course of the year, there was a tremendous amount of volatility.

All changes in our portfolios are a consequence of relative strength, rather than a response to specific global or domestic events. Significant portfolio shifts were driven by relative strength over the course of 2011.

Early in the year, the portfolio was dominated by economically sensitive equities, such as those in basic materials, and small- and mid-cap growth. As the market had repeated corrections, the portfolio emphasis became much more conservative, with exposure to fixed income and consumer staples. The strongest performances were in consumer staples and fixed income. Precious metals have not performed well, as inflation and dollar weakness have become less of a concern. The biggest negative factor in portfolio performance this year was simply a very choppy market environment. In the Fund, by the time a trend was established and entered, the trend often turned out to be nearly over. Numerous transactions were exited at losses this year as a result.

Another negative factor this year was the portfolio hedging transactions. Although hedging can be extraordinarily valuable in strongly trending years like 2008, it can create underperformance during choppy market environments. The net result of several partial hedges and two complete hedges this year was not a positive. In the case of both complete hedges, the hedging occurred at a point that turned out to be nearer the end of the declines than the beginning. The subsequent reversals created significant opportunity cost.

Our investment process relies on market action rather than economic forecasts. If the indications provided by relative strength are accurate, global economic growth may be muted going forward. Given that, the portfolio still has significant exposure to fixed income and consumer staples. Recent additions to holdings in technology and consumer cyclicals suggest that the economic outlook is not completely bleak, however. Investor sentiment tied to concerns about political and economic developments in the U.S. and Europe is probably the major risk to an otherwise positive outlook. Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to a wide variety of market conditions as they continue to present themselves.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Vanguard Consumer Staples ETF	8.8%
Consumer Staples Select Sector SPDR Fund	8.6%
iShares Barclays TIPS Bond Fund	8.5%
iShares Dow Jones US Consumer Goods Sector Index Fund	8.5%
iShares Barclays Aggregate Bond Fund	8.5%
iShares JPMorgan USD Emerging Markets Bond Fund	8.3%
Consumer Discretionary Select Sector SPDR Fund	8.2%
Powershares QQQ Trust Series 1	8.1%
Technology Select Sector SPDR Fund	8.1%
iShares Dow Jones US Technology Sector Index Fund	8.0%

Top Ten Total	83.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (04/28/10)
DWA Flexible Allocation Fund	-11.14%	-7.67%

S&P 500 Index	2.11%	5.47%

Synthetic DWA Flexible Allocation Benchmark†	4.72%	6.42%

†	Benchmark reflects 60% S&P 500 Index and 40% Barclays Aggregate Bond Index.
*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	December 31, 2011
DWA FLEXIBLE ALLOCATION FUND

	SHARES	VALUE
EXCHANGE TRADED FUNDS† - 98.2%

EQUITY FUNDS - 58.3%
Vanguard Consumer Staples ETF	18,608	$1,515,622
Consumer Staples Select Sector SPDR Fund	45,679	1,484,111
iShares Dow Jones US Consumer Goods Sector Index Fund	21,336	1,461,089
Consumer Discretionary Select Sector SPDR Fund	35,985	1,404,135
Powershares QQQ Trust Series 1	24,955	1,393,238
Technology Select Sector SPDR Fund	54,338	1,382,902
iShares Dow Jones US Technology Sector Index Fund	21,547	1,376,853

Total Equity Funds		10,017,950

BOND FUNDS - 25.3%
iShares Barclays TIPS Bond Fund	12,529	1,462,009
iShares Barclays Aggregate Bond Fund	13,252	1,461,033
iShares JPMorgan USD Emerging Markets Bond Fund	12,965	1,422,909

Total Bond Funds		4,345,951

COMMODITY FUNDS - 14.6%
PowerShares DB Gold Fund*	23,693	1,290,084
PowerShares DB Precious Metals Fund*	22,747	1,225,608

Total Commodity Funds		2,515,692

Total Exchange Traded Funds (Cost $17,027,765)		16,879,593

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 - 2.2%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	$96,790	96,790
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	92,653	92,653
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	92,653	92,653
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	92,653	92,653

Total Repurchase Agreements (Cost $374,749)		374,749

Total Investments - 100.4% (Cost $17,402,514)		$17,254,342

Liabilities & Other Assets - (0.4)%		(69,175)

Total Net Assets - 100.0%		$17,185,167

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DWA FLEXIBLE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $17,027,765)	$16,879,593
Repurchase agreements, at value (cost $374,749)	374,749

Total investments (cost $17,402,514)	17,254,342
Receivables:
Dividends	6,005

Total assets	17,260,347

LIABILITIES:
Payable for:
Fund shares redeemed	15,839
Management fees	15,465
Transfer agent and administrative fees	3,866
Investor service fees	3,866
Portfolio accounting fees	1,547
Miscellaneous	34,597

Total liabilities	75,180

NET ASSETS	$17,185,167

NET ASSETS CONSIST OF:
Paid in capital	$18,557,887
Accumulated net investment loss	(388,074)
Accumulated net realized loss on investments	(836,474)
Net unrealized depreciation on investments	(148,172)

Net assets	$17,185,167
Capital shares outstanding	807,079
Net asset value per share	$21.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$190,757
Interest	847

Total investment income	191,604

EXPENSES:
Management fees	217,034
Transfer agent and administrative fees	54,258
Investor service fees	54,258
Portfolio accounting fees	21,703
Custodian fees	5,365
Trustees’ fees*	2,168
Miscellaneous	47,076

Total expenses	401,862

Net investment loss	(210,258)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(784,552)
Realized gain distribution from investment company shares	1,893

Net realized loss	(782,659)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,579,249)

Net change in unrealized appreciation (depreciation)	(1,579,249)

Net realized and unrealized loss	(2,361,908)

Net decrease in net assets resulting from operations	$(2,572,166)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

DWA FLEXIBLE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Period Ended December 31, 2010[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(210,258)	$90,587
Net realized loss on investments	(782,659)	(23,698)
Net change in unrealized appreciation (depreciation) on investments	(1,579,249)	1,431,077

Net increase (decrease) in net assets resulting from operations	(2,572,166)	1,497,966

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(86,536)	—
Net realized gains	(420,821)	—

Total distributions to shareholders	(507,357)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,404,839	23,846,705
Distributions reinvested	507,357	—
Cost of shares redeemed	(6,697,960)	(4,294,217)

Net increase (decrease) from capital share transactions	(785,764)	19,552,488

Net increase (decrease) in net assets	(3,865,287)	21,050,454
NET ASSETS:
Beginning of period	21,050,454	—

End of period	$17,185,167	$21,050,454

Undistributed/(Accumulated) net investment income (loss) at end of period	$(388,074)	$90,587

CAPITAL SHARE ACTIVITY:
Shares sold	220,759	1,043,463
Shares issued from reinvestment of distributions	23,348	—
Shares redeemed	(292,347)	(188,144)

Net increase (decrease) in shares	(48,240)	855,319

[a]	Since commencement of operations: April 28, 2010.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DWA FLEXIBLE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[e]	Period Ended December 31, 2010[a,e]
Per Share Data
Net asset value, beginning of period	$24.61	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	.12
Net loss on investments (realized and unrealized)	(2.50)	(.51)

Total from investment operations	(2.73)	(.39)

Less distributions from:
Net investment income	(.10)	—
Net realized gains	(.49)	—

Total distributions	(.59)	—

Net asset value, end of period	$21.29	$24.61

Total Return[c]	(11.14%)	(1.56%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,185	$21,050

Ratios to average net assets:
Net investment income (loss)	(0.97%)	0.83%
Total expenses[d]	1.85%	1.84%

Portfolio turnover rate	356%	305%

[a]	Since commencement of operations: April 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Guggenheim Investments directly managed the Fund effective November 14, 2011. Prior to November 14, 2011, Dorsey Wright sub-advised the Fund.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

DWA SECTOR ROTATION FUND

OBJECTIVE: Seeks to provide long-term capital appreciation.

Inception Date: April 28, 2010

Performance for the Sector Rotation Fund for the year ended December 31, 2011, was -7.31%, behind the performance of the S&P 500® Index*, which rose 2.11%.

The Fund lagged the market this year, primarily due to a choppy market environment. Dependable trends were rare and the level of volatility was high.

All changes in our portfolios are a consequence of relative strength, rather than a response to specific global or domestic events. Relative strength drove significant portfolio changes over the course of 2011.

Early in the year, there was heavy exposure to economically sensitive areas like basic materials, energy, and consumer cyclicals. By Q3, less economically sensitive sectors like consumer staples, healthcare, and utilities dominated the portfolio. Real estate was also a significant weight from summer through autumn, but is now out of the portfolio.

The strongest performances were in healthcare and utilities. Energy and basic materials performed well until mid-year, when they fell off sharply and were removed from the portfolio. The biggest negative factor in the portfolio performance this year was simply a very choppy market environment. In the Fund, by the time a trend was established and entered, the trend often turned out to be nearly over. Numerous transactions were exited at losses this year as a result.

Another negative factor this year was the portfolio hedging transactions. Although hedging can be extraordinarily valuable in strongly trending years like 2008, it can create underperformance during choppy market environments. The net result this year of two hedging transactions was not a positive, as the hedging occurred at a point that turned out to be nearer the end of the declines than the beginning. The reversals created significant opportunity cost. (Using the S&P 500 price as an approximation, the total cost was 3-4%.)

Our investment process relies on market action rather than economic forecasts. Given the large sector allocations in consumer staples, healthcare and utilities, global economic growth may be muted going forward, if the indications provided by relative strength are correct. Sector holdings in consumer cyclicals—specifically, retailers—suggest that the economic outlook is not completely bleak, however. The major risk to the current positive outlook for the equity market may be investor sentiment tied to concerns about political and economic developments in the U.S. and Europe. Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to market conditions as they continue to change.

*	Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
PowerShares Dynamic Pharmaceuticals Portfolio	10.5%
PowerShares Dynamic Consumer Staples Sector Portfolio	10.4%
PowerShares Dynamic Utilities Portfolio	10.1%
iShares S&P Global Consumer Staples Sector Index Fund	10.1%
Utilities Select Sector SPDR Fund	10.0%
Powershares Dynamic Food & Beverage Portfolio	9.9%
SPDR S&P Retail ETF	9.8%
Technology Select Sector SPDR Fund	9.7%
iShares Dow Jones US Pharmaceuticals Index Fund	9.7%
PowerShares Dynamic Retail Portfolio	9.5%

Top Ten Total	99.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (04/28/10)
DWA Sector Rotation Fund	-7.31%	-6.82%

S&P 500 Index	2.11%	5.47%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	December 31, 2011
DWA SECTOR ROTATION FUND

	SHARES	VALUE
EXCHANGE TRADED FUNDS† - 99.7%
SECTOR FUNDS-CONSUMER STAPLES - 20.5%
PowerShares Dynamic Consumer Staples Sector Portfolio[2]	79,183	$2,464,175
iShares S&P Global Consumer Staples Sector Index Fund	35,738	2,378,721

Total Sector Fund-Consumer Staples		4,842,896

SECTOR FUNDS-HEALTH CARE - 20.2%
PowerShares Dynamic Pharmaceuticals Portfolio	87,658	2,470,202
iShares Dow Jones US Pharmaceuticals Index Fund	30,119	2,302,598

Total Sector Fund-Health Care		4,772,800

SECTOR FUNDS-UTILITIES - 20.1%
PowerShares Dynamic Utilities Portfolio[2]	147,613	2,398,652
Utilities Select Sector SPDR Fund	65,814	2,367,988

Total Sector Fund-Utilities		4,766,640

SECTOR FUNDS-RETAIL - 19.3%
SPDR S&P Retail ETF	44,295	2,327,703
PowerShares Dynamic Retail Portfolio[2]	102,444	2,249,670

Total Sector Fund-Retail		4,577,373

SECTOR FUND-FOOD & BEVERAGE - 9.9%
Powershares Dynamic Food & Beverage Portfolio	121,522	2,329,577

SECTOR FUND-TECHNOLOGY - 9.7%
Technology Select Sector SPDR Fund	90,563	2,304,828

Total Exchange Traded Funds (Cost $22,876,226)		23,594,114

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 - 0.6%
Mizuho Financial Group, Inc. issued 12/30/11 at 0.00% due 01/03/12	$41,031	41,031
HSBC Group issued 12/30/11 at 0.00% due 01/03/12	39,279	39,279
Deutsche Bank issued 12/30/11 at 0.00% due 01/03/12	39,279	39,279
Credit Suisse Group issued 12/30/11 at 0.00% due 01/03/12	39,279	39,279

Total Repurchase Agreements (Cost $158,868)		158,868

Total Investments - 100.3% (Cost $23,035,094)		$23,752,982

Liabilities & Other Assets - (0.3)%		(82,204)

Total Net Assets - 100.0%		$23,670,778

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreements — See Note 5.

[2]	Affiliated security.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DWA SECTOR ROTATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $22,876,226)	$23,594,114
Repurchase agreements, at value (cost $158,868)	158,868

Total investments (cost $23,035,094)	23,752,982

Total assets	23,752,982

LIABILITIES:
Payable for:
Management fees	20,110
Transfer agent and administrative fees	5,027
Investor service fees	5,027
Portfolio accounting fees	2,011
Fund shares redeemed	453
Miscellaneous	49,576

Total liabilities	82,204

NET ASSETS	$23,670,778

NET ASSETS CONSIST OF:
Paid in capital	$24,466,083
Accumulated net investment loss	—
Accumulated net realized loss on investments	(1,513,193)
Net unrealized appreciation on investments	717,888

Net assets	$23,670,778
Capital shares outstanding	1,067,818
Net asset value per share	$22.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends from securities of affiliated issuer	$87,716
Dividends from securities of unaffiliated issuer	239,358
Interest	73

Total investment income	327,147

EXPENSES:
Management fees	304,803
Transfer agent and administrative fees	76,201
Investor service fees	76,201
Portfolio accounting fees	30,480
Custodian fees	8,467
Trustees’ fees*	3,118
Miscellaneous	66,774

Total expenses	566,044

Net investment loss	(238,897)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	840,267
Investments in affiliated issuers	(165,566)

Net realized gain	674,701

Net change in unrealized appreciation (depreciation) on:
Investments	(2,684,447)

Net change in unrealized appreciation (depreciation)	(2,684,447)

Net realized and unrealized loss	(2,009,746)

Net decrease in net assets resulting from operations	$(2,248,643)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DWA SECTOR ROTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Period Ended December 31, 2010[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(238,897)	$42,734
Net realized gain (loss) on investments	674,701	(2,187,894)
Net change in unrealized appreciation (depreciation) on investments	(2,684,447)	3,402,335

Net increase (decrease) in net assets resulting from operations	(2,248,643)	1,257,175

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(42,734)	—

Total distributions to shareholders	(42,734)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,213,685	44,340,023
Distributions reinvested	42,734	—
Cost of shares redeemed	(13,849,319)	(10,042,143)

Net increase (decrease) from capital share transactions	(9,592,900)	34,297,880

Net increase (decrease) in net assets	(11,884,277)	35,555,055

NET ASSETS:
Beginning of period	35,555,055	—

End of period	$23,670,778	$35,555,055

Undistributed/(Accumulated) net investment income (loss) at end of period	$—	$42,734

CAPITAL SHARE ACTIVITY:
Shares sold	175,540	1,957,608
Shares issued from reinvestment of distributions	1,952	—
Shares redeemed	(593,516)	(473,766)

Net increase (decrease) in shares	(416,024)	1,483,842

[a]	Since commencement of operations: April 28, 2010.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DWA SECTOR ROTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2011[e]	Period Ended December 31, 2010a,[e]
Per Share Data
Net asset value, beginning of period	$23.96	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	.03
Net loss on investments (realized and unrealized)	(1.57)	(1.07)

Total from investment operations	(1.75)	(1.04)

Less distributions from:
Net investment income	(.04)	—

Total distributions	(.04)	—

Net asset value, end of period	$22.17	$23.96

Total Return[c]	(7.31%)	(4.16%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,671	$35,555

Ratios to average net assets:
Net investment income (loss)	(0.78%)	0.22%
Total expenses[d]	1.86%	1.84%

Portfolio turnover rate	307%	312%

[a]	Since commencement of operations: April 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Guggenheim Investments directly managed the Fund effective November 14, 2011. Prior to November 14, 2011, Dorsey Wright sub-advised the Fund.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2011, the Trust consisted of fifty-seven separate funds. This report covers the Dorsey Wright & Associates, Inc. (“DWA”) Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

Each Fund, a “fund of funds,” seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) (“underlying funds”) or other exchange-traded products (“ETPs”) to allocate its investment exposure to market segments, including domestic equity, international equity, fixed income and alternative assets.

GI makes investment decisions for the assets of the Funds based on investment management strategies generated by Dorsey Wright (the “Sub-Adviser”), and continuously reviews, supervises, and administers each Funds’ investment program. The Board of Trustees of the Trust supervises GI and establishes policies that GI must follow in its day-to-day management activities.

Effective November 14, 2011, Dorsey Wright underwent a change of control that terminated the agreement between Dorsey Wright and GI. Accordingly, GI now directly manages the Funds.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Financial Instruments

The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the Investment Company Act of 1940. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3.	Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at an annual percentage rate of 1.00% of the average daily net assets of each Fund.

GI pays the Sub-Advisor out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which RDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to RDL at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical securities.

Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
DWA Flexible Allocation Fund	$16,879,593	$374,749	$—	$17,254,342
DWA Sector Rotation Fund	23,594,114	158,868	—	23,752,982

For the year ended December 31, 2011, there were no transfers between levels.

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.00%			0.25% - 1.50%
Due 01/03/12	$54,060,482	$54,060,482	10/31/13 - 07/31/16	$53,866,200	$55,141,700

Credit Suisse Group			U.S. Treasury Note
0.00%			1.75%
Due 01/03/12	51,750,000	51,750,000	05/31/16	50,371,400	52,785,030

HSBC Group			U.S. Treasury STRIPS
0.00%			0.00%
Due 01/03/12	51,750,000	51,750,000	02/15/13 - 05/15/14	52,817,100	52,679,331

			U.S. Treasury Note
			2.63%
			06/30/14	100,000	105,740

Deutsche Bank			U.S. Treasury Note
0.00%			2.63%
Due 01/03/12	51,750,000	51,750,000	11/15/20	48,930,100	52,785,053
In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the most prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
DWA Sector Rotation Fund	$667,967

The tax character of distributions paid during 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
DWA Flexible Allocation Fund	$266,145	$241,212	$507,357
DWA Sector Rotation Fund	42,734	—	42,734

The tax character of distributions paid during 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
DWA Flexible Allocation Fund	$—	$—	$—
DWA Sector Rotation Fund	—	—	—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions. The tax character of distributable earnings/(accumulated losses) at December 31, 2011, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
DWA Flexible Allocation Fund	$—	$—	$(563,043)	$(809,677)[1]
DWA Sector Rotation Fund	—	—	384,629	(1,179,934)[1]

[1]	A summary of the expiration of the aforementioned capital loss carryforward is as follows:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Capital loss carryforward amounts may be limited due to Federal income tax regulations.

	Expires in	Unlimited		Total Capital Loss
Fund	2018	Short Term	Long Term	Carryforward
DWA Flexible Allocation Fund	$—	$(804,359)	$(5,318)	$(809,677)
DWA Sector Rotation Fund	(1,179,934)	—	—	(1,179,934)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
DWA Flexible Allocation Fund	$(208,837)	$(181,867)	$390,704
DWA Sector Rotation Fund	(238,897)	238,897	—

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
DWA Flexible Allocation Fund	$17,817,384	$92,642	$(655,685)	$(563,043)
DWA Sector Rotation Fund	23,368,353	461,044	(76,415)	384,629

7.	Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were:

	Purchases	Sales
DWA Flexible Allocation Fund	$71,747,090	$73,190,912
DWA Sector Rotation Fund	94,696,900	104,688,886

8.	Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2011 in which the portfolio company is an “affiliated person” are as follows:

Fund	Security	Value 12/31/10	Additions	Reductions	Value 12/31/11	Shares 12/31/11	Investment Income
DWA Sector
Rotation Fund	Exchange Traded Funds:
	PowerShares Dynamic Leisure & Entertainment Portfolio	$3,715,481	$155,388	$3,978,729	$—	—	$—
	PowerShares Dynamic Semiconductors Portfolio	2,888,868	327,443	3,296,831	—	—	—
	SPDR S&P International Materials Sector ETF	3,712,800	171,797	3,909,159	—	—	2,828
	SPDR S&P International Consumer Discretionary Sector ETF	3,684,897	195,577	4,122,646	—	—	9,955
	SPDR S&P International Industrials Sector ETF	3,702,561	23,090	3,517,337	—	—	—
	PowerShares Dynamic Consumer Staples Sector Portfolio	—	3,895,097	1,578,537	2,464,175	79,183	23,002
	PowerShares Dynamic Utilities Portfolio	—	5,525,946	2,989,263	2,398,652	147,613	44,302
	PowerShares Dynamic Retail Portfolio	—	2,242,926	28,828	2,249,670	102,444	7,629

	Total	$17,704,607	$12,537,264	$23,421,330	$7,112,497	329,240	$87,716

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

9.	Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
DWA Flexible Allocation Fund	$1,441
DWA Sector Rotation Fund	80,540

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DWA Flexible Allocation Fund and DWA Sector Rotation Fund (two of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and for the period from April 28, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from April 28, 2010 (commencement of operations) through December 31, 2010, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
DWA Flexible Allocation Fund	0%
DWA Sector Rotation Fund	0%

With respect to the taxable year ended December 31, 2011, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

DWA Flexible Allocation Fund
From long-term capital gains, subject to the 15% rate gains category:	$241,212

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
DWA Flexible Allocation Fund	902,529	3,211	2,556
DWA Sector Rotation Fund	1,159,528	—	34,334

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds voted to approve a new sub-advisory agreement between Security Investors, LLC and Dorsey, Wright & Associates, Inc. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
DWA Flexible Allocation Fund	902,529	3,211	2,556
DWA Sector Rotation Fund	1,114,857	2,192	76,813

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust also approved the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	343,022,995	For	339,263,789	For	342,726,825
Withhold	18,549,008	Withhold	22,308,214	Withhold	18,845,178
Total	361,572,003	Total	361,572,003	Total	361,572,003

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	338,940,641	For	342,766,477	For	342,532,565
Withhold	22,631,362	Withhold	18,805,526	Withhold	19,039,438
Total	361,572,003	Total	361,572,003	Total	361,572,003

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	343,159,833	For	339,367,739	For	343,007,265
Withhold	18,412,170	Withhold	22,204,264	Withhold	18,564,738
Total	361,572,003	Total	361,572,003	Total	361,572,003

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also approved a “manager of managers” arrangement for each of the Funds. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
DWA Flexible Allocation Fund	875,915	6,946	25,435
DWA Sector Rotation Fund	1,159,528	—	34,334

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited) (continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Fund of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory and Investment Sub-Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the Trust, the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”) and the investment sub-advisory agreement between the Adviser and Dorsey Wright & Associates, Inc. (“DWA”) with respect to the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (the “Funds”).

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory and investment sub-advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds and a new investment sub-advisory agreement for each of the DWA Flexible Allocation Fund and DWA Sector Rotation Fund.

At the meeting of August 16-17, 2011, the Board considered the new investment advisory and investment sub-advisory agreements, pursuant to which, subject to approval by each Fund’s shareholders of the new agreements, the Adviser would continue to serve each Fund as investment adviser (and DWA would continue to serve as sub-investment adviser to DWA Flexible Allocation Fund and DWA Sector Rotation Fund) after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement and new investment sub-advisory agreement.

In reaching the conclusion to approve the new investment advisory and investment sub-advisory agreements, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreements. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory and investment sub-advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser and DWA (collectively, the “Advisers”) that the Board had received relating to the current investment advisory and investment sub-advisory agreements at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory and investment sub-advisory agreements at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Advisers’ investment advisory and other services; (b) the Advisers’ investment management personnel; (c) the Advisers’ operations and financial condition; (d) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Advisers’ compliance systems; (i) the Advisers’ policies on and compliance procedures for personal securities transactions; (j) the Advisers’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory and investment sub-advisory agreements are fair and reasonable; (b) concluded that the Advisers’ fees were reasonable in light of the services provided to the Funds; and (c) agreed to approve the current investment advisory and investment sub-advisory agreements and, subject to shareholder approval, the new investment advisory and investment sub-advisory agreements, based upon the following considerations, among others:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited) (concluded)

•

Nature, Extent and Quality of Services Provided by the Advisers. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Advisers under the current investment advisory and investment sub-advisory agreements, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the current investment advisory and investment sub-advisory agreements and the scope of services required to be provided by the Advisers under the new investment advisory and investment sub-advisory agreements. The Board noted that the key investment and management personnel of the Advisers servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and Performance of the Funds. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory and investment sub-advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisers. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Advisers would be the same under each Fund’s new investment advisory and investment sub-advisory agreements as they are under such Fund’s current agreements. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory and investment sub-advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Advisers under the new agreements when the renewal of the new agreements next comes before the Board.

•

Other Benefits to the Advisers and/or their Affiliates. In addition to evaluating the services provided by the Advisers, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory and investment sub-advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory and investment sub-advisory agreements were in the best interests of the Funds. On or about November 14, 2011, the Advisor began directly managing the Funds and DWA stopped serving as sub-adviser to the Funds. The Advisor entered into a licensing agreement with DWA permitting it to use the same technical models currently used in managing the Funds. The termination of DWA as investment sub-adviser to the Funds did not affect the Funds’ respective investment objectives, principal investment strategies, or fees and expenses.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of Guggenheim Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour Trustee (1945)	Rydex Series Funds – 1993 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton Trustee (1941)	Rydex Series Funds – 1995 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret Trustee, Chairman of the Board (1940)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller Trustee(1940)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr. Trustee (1960)	Rydex Series Funds – 2005 Rydex Variable Trust – 2005 Rydex Dynamic Funds – 2005 Rydex ETF Trust – 2005	150

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville Trustee (1942)	Rydex Series Funds – 1997 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – continued

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Roger Somers Trustee (1944)	Rydex Series Funds – 1993 Rydex Variable Trust – 1998 Rydex Dynamic Funds – 1999 Rydex ETF Trust – 2003	150

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS Name, Position and Year of Birth	Principal Occupations During Past Five Years
Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007–2010); President and Director, Security Global Investors (2010–2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Director, Security Distributors, Inc. (2007–2009); Managing Member, R.M. Goldman Partners, LLC (2006–2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010); Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006-2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President and Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005–2008)

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS – continued

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003–2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010–2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006–2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001–2006)

Keith A. Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009–2011); Lyster Watson and Company, Managing Director (2007–2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004–2007)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010–2011); Brecek and Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund; Security Income Fund: Security Large Cap Value Fund; and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, in as much as this person is affiliated with Security Investors.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

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GUGGENHEIM INVESTMENTS

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RVDWA-2-1211x1212

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and December 31, 2010 were $968,960 and $984,960, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2011 and December 31, 2010 were $0 and $21,465, respectively. The aggregate Tax Fees billed by Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2011 and December 31, 2010 was $8,565 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $38,565 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date	March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date	March 09, 2012

By (Signature and Title)*	/s/ Nikolaols Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	March 09, 2012

*	Print the name and title of each signing officer under his or her signature.